UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1. Reports to Stockholders

Fidelity's
Broadly Diversified International Equity
Funds

Fidelity® Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Diversified International Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
International Capital Appreciation Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
Overseas Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
Worldwide Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Diversified International

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Diversified International and Class K, and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Diversified International	1.01%
Actual		$ 1,000.00	$ 1,280.30	$ 5.81B
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14C
Class K	.79%
Actual		$ 1,000.00	$ 1,281.70	$ 4.54B
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02C
Class F	.71%
Actual		$ 1,000.00	$ 1,154.60	$ 2.68B
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62C

A 5% return per year before expenses

B Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Diversified International and Class K and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Diversified International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Diversified International	24.32%	4.76%	5.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Diversified International, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Diversified International

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year ending October 31, 2009, the fund's Retail Class shares returned 24.32%, trailing its benchmark, the MSCI EAFE. A combination of unfavorable stock selection in financials and an underweighting in the sector, which performed well during the period, was the biggest detractor from relative results. In addition, stock picks and an underweighting in the capital goods industry dampened returns. Adverse stock and market selection within technology also hurt, with our results heavily influenced by one holding that disappointed - Indonesian software maker Satyam Computer Services. Regionally, weak stock picking and lower-than-benchmark exposure to the strong-performing Australian market and dollar did the most damage. Security selection in Japan weighed on returns as well, but that negative was partially offset by being significantly underweighted in this lagging market. Unfavorable country allocations within Europe also detracted, as did a modest cash position. The biggest individual detractor was an overweighted position in Japanese financial firm ORIX, closely followed by our stake in Satyam. Conversely, stock choices in consumer discretionary - primarily in automobiles/components and retailing - and an underweighting in automobiles/components added the most to relative performance. Underweighted exposure to the weak-performing utilities sector also helped, as did security selection in telecommunication services and energy. On a geographic basis, the fund benefited from its modest out-of-index exposure to Canada and Brazil - markets that fared extremely well, bolstered in part by a weak U.S. dollar - and from some strong-performing U.S. holdings. In terms of specific contributors, largely avoiding German automaker and index constituent Volkswagen paid off nicely, as did an overweighting in Belgium-based Anheuser-Busch InBev. Some stocks mentioned in this report were not held at period end.

Note to shareholders: The fund reopened to new accounts on March 31, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Diversified International

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom	17.4%
Japan	14.5%
United States of America	10.4%
France	9.7%
Switzerland	8.9%
Germany	6.9%
Canada	5.3%
Spain	4.7%
Italy	2.9%
Other	19.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom	17.3%
Japan	15.4%
Switzerland	11.3%
United States of America	8.6%
Germany	7.9%
France	7.7%
Canada	6.4%
Spain	4.0%
Italy	2.9%
Other	18.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.3	97.2
Short-Term Investments and Net Other Assets	3.7	2.8
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.3	1.3
Telefonica SA (Spain, Diversified Telecommunication Services)	2.1	1.9
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.9	1.9
Nestle SA (Reg.) (Switzerland, Food Products)	1.9	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	1.5
E.ON AG (Germany, Electric Utilities)	1.4	1.6
Toyota Motor Corp. sponsored ADR (Japan, Automobiles)	1.3	1.6
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.3	1.4
Sanofi-Aventis (France, Pharmaceuticals)	1.1	0.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.2
	15.8
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	16.6
Industrials	9.8	10.8
Energy	9.8	9.5
Consumer Staples	9.3	11.2
Health Care	9.1	10.7
Information Technology	9.3	9.8
Consumer Discretionary	9.1	10.5
Materials	7.2	7.4
Telecommunication Services	7.0	6.7
Utilities	3.5	4.0

Annual Report

Diversified International

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Australia - 2.0%
AMP Ltd.	9,328,713	$ 49,137,637
BHP Billiton Ltd. sponsored ADR (c)	5,901,000	386,987,580
CSL Ltd.	1,000,000	28,068,376
National Australia Bank Ltd.	1,500,000	39,619,394
Newcrest Mining Ltd.	2,500,000	71,838,011
QBE Insurance Group Ltd.	7,578,885	152,579,248
TOTAL AUSTRALIA		728,230,246
Bailiwick of Jersey - 1.1%
Experian PLC	16,500,000	151,431,422
Informa PLC (d)	33,962,087	163,485,254
WPP PLC	8,000,000	71,719,125
TOTAL BAILIWICK OF JERSEY		386,635,801
Belgium - 1.1%
Anheuser-Busch InBev SA NV	8,258,700	388,959,645
Anheuser-Busch InBev SA NV (strip VVPR) (a)	5,339,200	39,285
TOTAL BELGIUM		388,998,930
Bermuda - 0.3%
Clear Media Ltd. (a)	22,325,000	9,896,263
Huabao International Holdings Ltd.	21,290,000	20,308,104
Seadrill Ltd. (a)(c)	4,000,000	83,547,266
TOTAL BERMUDA		113,751,633
Brazil - 1.3%
Banco Santander (Brasil) SA ADR (a)	7,000,000	83,020,000
BR Malls Participacoes SA (a)	4,500,000	48,265,387
Itau Unibanco Banco Multiplo SA ADR	6,270,000	120,007,800
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,300,000	60,086,000
Vivo Participacoes SA sponsored ADR	5,000,000	121,250,000
Votorantim Celulose e Papel SA sponsored ADR (a)	2,400,000	32,976,000
TOTAL BRAZIL		465,605,187
Canada - 5.3%
Agnico-Eagle Mines Ltd. (Canada)	896,500	47,687,491
Air Canada:
warrants 10/27/12 (a)(e)	3,421,100	521,292
Class A (a)(e)	6,842,200	6,824,192
Barrick Gold Corp.	1,286,600	46,290,748
Canadian Natural Resources Ltd.	2,700,000	175,087,962
Canadian Pacific Railway Ltd.	2,000,000	86,623,263
Cequence Energy Ltd. (a)	2,468	7,977
CGI Group, Inc. Class A (sub. vtg.) (a)	474,500	5,792,945
Crescent Point Energy Corp.	340,000	11,554,694
EnCana Corp.	3,068,000	169,995,844
Flint Energy Services Ltd. (a)	1,000,000	10,850,995
Niko Resources Ltd. (d)	2,525,000	204,266,519
Open Text Corp. (a)	1,000,000	37,308,953
OZ Optics Ltd. unit (a)(g)	102,000	481,440
Painted Pony Petroleum Ltd. (a)(e)	677,100	3,676,731

	Shares	Value
Painted Pony Petroleum Ltd. Class A (a)	734,000	$ 3,972,148
PetroBakken Energy Ltd. Class A	4,250,000	122,533,130
Petrobank Energy & Resources Ltd. (a)(c)(d)	5,475,000	239,355,866
Research In Motion Ltd. (a)	1,650,800	96,951,498
Royal Bank of Canada	700,000	35,425,036
Silver Wheaton Corp. (a)	5,000,000	62,797,248
Suncor Energy, Inc.	9,992,000	331,451,854
Toronto-Dominion Bank	600,000	34,176,479
Trican Well Service Ltd. (d)	7,000,000	81,839,590
Ultra Petroleum Corp. (a)	660,200	32,052,710
Westernzagros Resources Ltd. (a)	3,497,100	4,295,279
Yamana Gold, Inc.	2,945,900	31,231,410
TOTAL CANADA		1,883,053,294
Cayman Islands - 0.1%
Belle International Holdings Ltd.	16,510,000	16,669,343
China Dongxiang Group Co. Ltd.	8,480,000	5,181,302
Hengan International Group Co. Ltd.	4,992,000	32,135,276
TOTAL CAYMAN ISLANDS		53,985,921
China - 0.5%
Baidu.com, Inc. sponsored ADR (a)	114,600	43,309,632
China Merchants Bank Co. Ltd. (H Shares)	38,141,850	97,582,406
Global Bio-Chem Technology Group Co. Ltd.	36,981,600	9,001,587
NetEase.com, Inc. sponsored ADR (a)	548,400	21,179,208
TOTAL CHINA		171,072,833
Czech Republic - 0.0%
Komercni Banka AS	25,000	4,972,797
Denmark - 1.1%
A.P. Moller - Maersk AS Series B	160	1,100,874
Carlsberg AS Series B	1,582,733	111,715,703
Novo Nordisk AS Series B	4,042,300	251,754,616
William Demant Holding AS (a)	567,348	40,550,497
TOTAL DENMARK		405,121,690
Finland - 0.1%
Nokian Tyres PLC	1,778,000	38,042,687
France - 9.7%
Accor SA	478,682	23,016,417
Alcatel-Lucent SA sponsored ADR (a)	14,000,000	51,660,000
Alstom SA	672,859	46,858,643
Atos Origin SA (a)	1,003,169	47,150,254
AXA SA	85,138	2,117,254
AXA SA sponsored ADR	9,711,800	240,852,640
BNP Paribas SA (c)	4,273,515	323,553,152
Bouygues SA	2,227,761	105,396,114
Cap Gemini SA (c)	5,037,700	234,332,119
CNP Assurances	400,000	38,713,537
Credit Agricole SA	3,210,944	61,921,972
Danone	2,639,828	159,095,386
Common Stocks - continued
	Shares	Value
France - continued
Dassault Aviation SA	36,265	$ 27,136,489
Essilor International SA	2,100,000	117,893,228
Financiere Marc de Lacharriere SA (Fimalac) (c)	900,000	47,009,401
GDF Suez	2,124,314	89,107,607
Iliad Group SA	325,000	35,247,301
L'Oreal SA	1,100,000	112,775,177
LVMH Moet Hennessy - Louis Vuitton	800,000	83,172,006
Neopost SA	600,000	52,640,287
Pernod Ricard SA (c)	2,372,905	198,302,068
PPR SA	2,000,000	218,848,916
Renault SA (a)	15,900	715,968
Sanofi-Aventis	5,439,362	398,689,994
Schneider Electric SA	1,943,517	203,087,353
Societe Generale Series A	2,910,780	194,378,800
Technip SA	1,150,000	72,480,460
Total SA Series B	2,200,000	131,639,756
Unibail-Rodamco	274,439	60,961,265
Vallourec SA	529,190	83,869,172
TOTAL FRANCE		3,462,622,736
Germany - 6.8%
Aixtron AG	2,051,600	61,497,682
Allianz AG sponsored ADR	14,738,700	167,284,245
BASF AG	1,801,474	96,760,006
Bayer AG	18,110	1,258,669
Bayerische Motoren Werke AG (BMW)	2,315,230	113,435,290
Beiersdorf AG	29,000	1,788,080
Daimler AG (Reg.)	1,936,056	93,375,983
Deutsche Boerse AG	3,503,226	284,153,093
E.ON AG	13,259,440	509,066,226
Fresenius Medical Care AG & Co. KGaA	2,204,700	106,900,551
Fresenius SE	2,700,000	134,532,044
GEA Group AG	4,500,000	84,959,939
GFK AG	1,600,000	50,668,410
HeidelbergCement AG	275,400	16,506,438
Linde AG	1,436,129	150,871,031
Metro AG	881,300	48,970,076
Munich Re Group (Reg.)	943,740	149,486,191
RWE AG	808,900	71,063,107
SAP AG	500,000	22,635,000
Siemens AG:
(Reg.)	26,550	2,390,031
sponsored ADR	3,090,000	278,161,800
TOTAL GERMANY		2,445,763,892
Greece - 0.2%
Alpha Bank AE (a)	986,100	19,285,059

	Shares	Value
Hellenic Telecommunications Organization SA	2,104,477	$ 35,613,696
Piraeus Bank SA	1,905,100	33,220,881
TOTAL GREECE		88,119,636
Hong Kong - 1.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	7,982,500	100,978,625
Hong Kong Exchange & Clearing Ltd.	4,000,000	70,412,242
Hutchison Whampoa Ltd.	10,000,000	70,190,671
Li & Fung Ltd.	5,000,000	20,795,326
Swire Pacific Ltd. (A Shares)	5,007,500	61,025,338
Wharf Holdings Ltd.	7,226,000	39,043,926
TOTAL HONG KONG		362,446,128
India - 1.2%
HDFC Bank Ltd.	800,000	27,267,683
Indiabulls Financial Services Ltd.	1,039,597	3,699,678
Indiabulls Real Estate Ltd. (a)	1,710,239	8,954,011
Infosys Technologies Ltd.	2,807,942	130,513,383
Reliance Industries Ltd.	840,000	34,013,504
State Bank of India	3,327,536	153,665,639
Tata Steel Ltd.	6,648,141	65,762,699
TOTAL INDIA		423,876,597
Indonesia - 0.2%
PT Indosat Tbk sponsored ADR	269,200	7,133,800
PT Perusahaan Gas Negara Tbk Series B	130,000,000	48,370,887
TOTAL INDONESIA		55,504,687
Ireland - 1.1%
Covidien PLC	2,250,000	94,770,000
CRH PLC	5,936,269	145,096,932
Ryanair Holdings PLC sponsored ADR (a)	5,603,300	152,801,991
TOTAL IRELAND		392,668,923
Israel - 0.3%
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,000,000	100,960,000
Italy - 2.6%
ENI SpA sponsored ADR	3,700,000	183,446,000
Fiat SpA (a)	19,699,100	294,520,220
Intesa Sanpaolo SpA	43,666,955	184,742,060
Telecom Italia SpA sponsored ADR	6,000,000	95,160,000
UniCredit SpA	46,687,257	157,329,030
Unione di Banche Italiane SCPA	1,200,000	17,190,647
TOTAL ITALY		932,387,957
Japan - 14.5%
Canon, Inc. sponsored ADR	4,743,300	178,632,678
Daiichi Sankyo Kabushiki Kaisha	2,093,600	40,902,356
Denso Corp.	7,000,000	191,273,354
East Japan Railway Co.	1,650,000	105,669,902
Eisai Co. Ltd.	1,850,000	65,697,690
Common Stocks - continued
	Shares	Value
Japan - continued
Fanuc Ltd.	1,700,000	$ 141,211,875
Fast Retailing Co. Ltd.	555,000	91,354,413
Honda Motor Co. Ltd.	5,000,000	154,441,996
Hoya Corp.	1,999,500	44,005,987
Ibiden Co. Ltd.	1,000,000	35,804,504
Japan Tobacco, Inc.	29,838	83,715,311
JSR Corp.	4,543,500	88,618,588
Jupiter Telecommunications Co.	20,000	18,281,754
Keyence Corp.	880,000	174,711,345
Kubota Corp.	1,500,000	11,656,813
Kyocera Corp.	1,020,700	85,625,427
Mazda Motor Corp.	8,955,000	20,211,329
Mitsubishi Corp.	7,615,700	161,464,492
Mitsubishi UFJ Financial Group, Inc.	68,342,000	364,037,297
Mitsui & Co. Ltd.	13,450,000	176,647,987
Murata Manufacturing Co. Ltd.	1,459,400	71,210,445
NGK Insulators Ltd.	4,111,000	92,214,721
Nikon Corp.	4,300,000	80,146,324
Nintendo Co. Ltd.	360,000	90,301,892
Nippon Telegraph & Telephone Corp.	1,600,000	66,023,473
Nitto Denko Corp.	2,000,000	60,402,968
Nomura Holdings, Inc.	29,395,400	207,196,885
NSK Ltd.	5,000,000	29,050,429
Omron Corp.	4,001,300	67,380,820
ORIX Corp.	2,740,000	176,999,656
Promise Co. Ltd. (c)	1,500,000	9,535,159
Rakuten, Inc.	170,000	116,431,200
Ricoh Co. Ltd.	5,500,000	74,750,463
ROHM Co. Ltd.	1,239,100	82,177,884
Sankyo Co. Ltd. (Gunma)	1,100,000	62,835,377
Seven & i Holdings Co., Ltd.	3,778,600	82,726,662
Shin-Etsu Chemical Co., Ltd.	1,688,200	89,532,410
Softbank Corp.	1,666,400	39,268,991
Sony Financial Holdings, Inc.	32,710	93,870,622
Sumco Corp.	3,964,900	75,667,832
Sumitomo Corp.	6,500,000	63,103,629
Sumitomo Metal Industries Ltd.	15,000,000	38,323,956
Sumitomo Mitsui Financial Group, Inc.	6,764,200	229,928,752
THK Co. Ltd.	5,000,000	86,403,869
Tokai Carbon Co. Ltd.	6,000,000	28,962,542
Tokyo Electron Ltd.	2,150,000	120,958,018
Toshiba Corp.	26,056,000	148,927,315
Toyota Motor Corp. sponsored ADR	5,970,100	470,981,189
Yahoo! Japan Corp. (c)	299,774	91,889,145
TOTAL JAPAN		5,181,167,726
Korea (South) - 1.6%
Amorepacific Corp.	139,531	95,939,650
LG Household & Health Care Ltd.	200,000	41,386,090
Lotte Shopping Co. Ltd.	71,612	20,151,312

	Shares	Value
NHN Corp. (a)	1,000,000	$ 146,949,287
Samsung Electronics Co. Ltd.	470,100	281,837,739
TOTAL KOREA (SOUTH)		586,264,078
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (c)	2,250,000	76,545,000
SES SA FDR (France) unit	5,630,000	122,242,615
TOTAL LUXEMBOURG		198,787,615
Mexico - 0.4%
America Movil SAB de CV Series L sponsored ADR	2,013,600	88,860,168
Cemex SA de CV sponsored ADR	5,750,000	59,685,000
TOTAL MEXICO		148,545,168
Netherlands - 1.6%
Akzo Nobel NV	755,800	44,799,315
Gemalto NV (a)	1,700,000	71,759,400
ING Groep NV (Certificaten Van Aandelen) unit (a)	85,500	1,112,591
Koninklijke KPN NV	10,137,900	184,242,570
Koninklijke Philips Electronics NV	90,000	2,260,722
Koninklijke Philips Electronics NV (NY Shares)	2,934,500	73,626,605
QIAGEN NV (a)	2,041,000	42,514,030
Randstad Holdings NV (a)	2,180,046	83,088,409
Royal DSM NV	1,358,700	59,661,946
Unilever NV (Certificaten Van Aandelen) unit	50,000	1,545,495
TOTAL NETHERLANDS		564,611,083
Netherlands Antilles - 0.5%
Schlumberger Ltd.	2,890,200	179,770,440
Norway - 0.7%
DnB NOR ASA (a)(c)	5,627,000	64,808,622
Pronova BioPharma ASA (a)(d)	15,500,000	48,182,882
StatoilHydro ASA	122,000	2,895,479
Telenor ASA (a)	9,410,000	121,854,578
TOTAL NORWAY		237,741,561
Papua New Guinea - 0.5%
Lihir Gold Ltd.	60,000,000	164,055,454
South Africa - 0.8%
Aspen Pharmacare Holdings Ltd.	146,200	1,238,840
Impala Platinum Holdings Ltd.	7,000,000	156,172,800
MTN Group Ltd.	8,644,800	130,017,792
TOTAL SOUTH AFRICA		287,429,432
Spain - 4.7%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (c)	3,141,935	55,926,443
Banco Santander SA	152,000	2,445,859
Banco Santander SA:
rights 11/2/09 (a)	152,000	26,841
Common Stocks - continued
	Shares	Value
Spain - continued
Banco Santander SA: - continued
sponsored ADR (c)	18,250,000	$ 293,095,000
Enagas SA	5,000,649	103,169,045
Grupo Acciona SA	290,000	35,462,883
Grupo Ferrovial SA	2,300,000	95,647,807
Iberdrola SA (c)	14,570,200	132,504,007
Inditex SA	1,755,565	103,336,067
Red Electrica Corporacion SA	1,700,000	88,082,568
Telefonica SA	27,590,200	770,445,795
TOTAL SPAIN		1,680,142,315
Sweden - 0.4%
H&M Hennes & Mauritz AB (B Shares)	1,880,995	106,836,881
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (c)	4,700,000	48,880,000
TOTAL SWEDEN		155,716,881
Switzerland - 8.9%
Actelion Ltd. (Reg.) (a)	3,043,726	168,041,203
Alcon, Inc.	725,000	103,522,750
ARYZTA AG	2,000,000	78,744,762
Bank Sarasin & Co. Ltd. Series B (Reg.)	48,400	1,931,566
Credit Suisse Group (Reg.)	1,500,000	80,170,138
Kuehne & Nagel International AG	1,400,000	127,161,095
Lonza Group AG	125,817	9,803,205
Nestle SA (Reg.)	14,222,360	662,813,815
Nobel Biocare Holding AG (Switzerland)	2,350,000	66,874,574
Roche Holding AG (participation certificate)	3,203,717	514,230,767
Schindler Holding AG (Reg.)	1,300,000	90,078,940
SGS Societe Generale de Surveillance Holding SA (Reg.)	82,550	110,619,092
Sonova Holding AG	2,100,000	216,528,604
Sulzer AG (Reg.)	885,300	69,195,069
Swiss Reinsurance Co. (Reg.)	1,330,645	54,491,475
Tecan Group AG (d)	1,100,000	67,537,277
Transocean Ltd. (a)	1,663,800	139,609,458
UBS AG:
(For. Reg.) (a)	4,272,205	71,224,035
(NY Shares) (a)	11,800,000	195,762,000
Zurich Financial Services AG (Reg.)	1,495,271	343,762,235
TOTAL SWITZERLAND		3,172,102,060
Taiwan - 0.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	34,500,000	134,625,561
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	8,039,998	76,701,581
TOTAL TAIWAN		211,327,142

	Shares	Value
United Kingdom - 17.4%
Anglo American PLC (United Kingdom) (a)	1,141,328	$ 41,505,385
AstraZeneca PLC (United Kingdom)	1,200,000	53,887,808
Barclays PLC	63,622,287	333,560,418
Barratt Developments PLC (a)	4,100,000	9,094,094
Bellway PLC	2,450,000	29,403,817
BG Group PLC	10,000,900	173,225,488
BHP Billiton PLC	4,000,000	107,931,931
Bovis Homes Group PLC (d)	7,250,000	49,028,663
BP PLC sponsored ADR	4,200,000	237,804,000
British American Tobacco PLC:
(United Kingdom)	47,200	1,504,577
sponsored ADR	2,508,000	161,088,840
British Land Co. PLC	11,588,678	89,842,148
Capita Group PLC	20,500,451	256,807,795
Carphone Warehouse Group PLC	20,856,732	63,040,594
Centrica PLC	424,000	1,728,474
easyJet PLC (a)(d)	28,500,000	168,495,470
GlaxoSmithKline PLC sponsored ADR	250,000	10,290,000
HSBC Holdings PLC:
(United Kingdom) (Reg.)	475,223	5,253,019
sponsored ADR (c)	14,844,300	822,225,778
Imperial Tobacco Group PLC	5,676,100	167,742,377
Inchcape PLC (a)	121,790,000	58,686,740
International Power PLC	14,835,892	61,868,221
ITV PLC	20,883,300	14,657,351
Johnson Matthey PLC	1,000,000	23,182,216
Man Group PLC	36,357,500	185,044,404
Misys PLC	15,000,355	51,003,724
National Grid PLC	6,319,500	62,926,528
Next PLC	2,500,000	73,675,775
Pearson PLC	7,000,000	95,675,894
Persimmon PLC	4,200,000	27,816,689
Prudential PLC	17,440,819	159,350,082
QinetiQ Group PLC	8,630,000	23,265,061
Reckitt Benckiser Group PLC	9,000,000	448,457,668
Rio Tinto PLC:
(Reg.)	1,147,952	50,767,722
sponsored ADR (c)	1,000,000	178,030,000
Royal Dutch Shell PLC:
Class A (United Kingdom)	164,500	4,880,275
Class A sponsored ADR	4,049,200	240,562,972
Class B ADR	6,008,200	349,436,912
Segro PLC	6,947,400	40,264,032
Standard Chartered PLC (United Kingdom)	11,355,070	279,734,521
Tesco PLC	34,885,147	233,307,407
Vodafone Group PLC	680,000	1,499,105
Vodafone Group PLC sponsored ADR	30,159,000	669,228,210
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Wolseley PLC (a)	2,000,000	$ 40,650,968
Xstrata PLC	4,953,166	71,765,852
TOTAL UNITED KINGDOM		6,229,199,005
United States of America - 6.7%
Allergan, Inc.	2,960,500	166,528,125
AMETEK, Inc.	900,000	31,401,000
C. R. Bard, Inc.	900,000	67,563,000
CME Group, Inc.	307,000	92,901,270
Coach, Inc.	2,072,900	68,343,513
Cummins, Inc.	1,100,000	47,366,000
CVS Caremark Corp.	1,452,300	51,266,190
Danaher Corp.	450,000	30,703,500
ENSCO International, Inc.	2,402,400	110,005,896
Express Scripts, Inc. (a)	1,500,000	119,880,000
Goldman Sachs Group, Inc.	640,000	108,908,800
Google, Inc. Class A (a)	306,800	164,481,616
Henry Schein, Inc. (a)	800,000	42,264,000
JPMorgan Chase & Co.	4,190,900	175,053,893
Medco Health Solutions, Inc. (a)	1,350,000	75,762,000
Microsoft Corp.	1,448,000	40,153,040
Morgan Stanley	5,220,500	167,682,460
Newmont Mining Corp.	1,000,000	43,460,000
Pfizer, Inc.	7,111,500	121,108,845
Philip Morris International, Inc.	4,000,000	189,440,000
PNC Financial Services Group, Inc.	2,061,100	100,870,234
Pride International, Inc. (a)	1,038,000	30,683,280
Range Resources Corp.	707,200	35,395,360
State Street Corp.	700,000	29,386,000
Synthes, Inc.	300,000	35,669,038
Visa, Inc. Class A	1,800,000	136,368,000
Wells Fargo & Co.	4,044,780	111,312,346
TOTAL UNITED STATES OF AMERICA		2,393,957,406
TOTAL COMMON STOCKS (Cost $31,642,660,004)		34,294,638,941
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.1%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	792,000	26,094,820
Italy - 0.3%
Fiat SpA (a)	4,930,600	43,969,084
Intesa Sanpaolo SpA	22,000,000	72,032,373
TOTAL ITALY		116,001,457
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $150,344,568)		142,096,277
Money Market Funds - 6.0%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (f)	1,182,345,265	$ 1,182,345,265
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(f)	969,781,454	969,781,454
TOTAL MONEY MARKET FUNDS (Cost $2,152,126,719)		2,152,126,719
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $33,945,131,291)		36,588,861,937
NET OTHER ASSETS - (2.3)%		(839,528,804)
NET ASSETS - 100%		$ 35,749,333,133
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,022,215 or 0.0% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $481,440 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,769,282
Fidelity Securities Lending Cash Central Fund	22,941,366
Total	$ 31,710,648
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bovis Homes Group PLC	$ 36,892,190	$ 2,746,800	$ -	$ -	$ 49,028,663
easyJet PLC	149,638,996	4,142,767	10,393,440	-	168,495,470
European Capital Ltd.	13,349,451	-	-	-	-
Flint Energy Services Ltd.	20,173,329	-	11,966,493	-	-
Informa PLC	91,463,882	25,683,318	16,413,166	3,631,670	163,485,254
Niko Resources Ltd.	194,858,186	-	110,125,793	301,830	204,266,519
Petrobank Energy & Resources Ltd.	89,650,025	13,088,112	-	-	239,355,866
Pronova BioPharma ASA	33,771,424	6,967,044	-	-	48,182,882
Tecan Group AG	49,374,624	-	-	730,945	67,537,277
Trican Well Service Ltd.	69,582,435	-	3,233,004	515,522	81,839,590
Total	$ 748,754,542	$ 52,628,041	$ 152,131,896	$ 5,179,967	$ 1,022,191,521
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,229,199,005	$ 5,782,726,356	$ 446,472,649	$ -
Japan	5,181,167,726	649,613,867	4,531,553,859	-
France	3,462,622,736	2,930,175,732	532,447,004	-
Switzerland	3,172,102,060	3,020,707,887	151,394,173	-
Germany	2,471,858,712	2,353,457,698	118,401,014	-
United States of America	2,393,957,406	2,393,957,406	-	-
Canada	1,883,053,294	1,878,895,123	3,676,731	481,440
Spain	1,680,142,315	907,250,661	772,891,654	-
Italy	1,048,389,414	1,048,389,414	-	-
Other	6,914,242,550	4,581,636,204	2,332,606,346	-
Money Market Funds	2,152,126,719	2,152,126,719	-	-
Total Investments in Securities	$ 36,588,861,937	$ 27,698,937,067	$ 8,889,443,430	$ 481,440
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 16,942,832
Total Realized Gain (Loss)	(72,993,522)
Total Unrealized Gain (Loss)	71,016,258
Cost of Purchases	-
Proceeds of Sales	(14,484,128)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 481,440
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (750,210)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $4,558,512,169 of which $956,598,602 and $3,601,913,567 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $906,642,612) - See accompanying schedule: Unaffiliated issuers (cost $30,542,223,032)	$ 33,414,543,697
Fidelity Central Funds (cost $2,152,126,719)	2,152,126,719
Other affiliated issuers (cost $1,250,781,540)	1,022,191,521
Total Investments (cost $33,945,131,291)		$ 36,588,861,937
Foreign currency held at value (cost $17,135,662)		17,145,822
Receivable for investments sold		211,251,485
Receivable for fund shares sold		42,999,627
Dividends receivable		67,616,236
Distributions receivable from Fidelity Central Funds		405,896
Prepaid expenses		211,794
Other receivables		2,926,641
Total assets		36,931,419,438

Liabilities
Payable for investments purchased	$ 149,347,827
Payable for fund shares redeemed	31,655,895
Accrued management fee	21,905,687
Other affiliated payables	7,255,292
Other payables and accrued expenses	2,140,150
Collateral on securities loaned, at value	969,781,454
Total liabilities		1,182,086,305

Net Assets		$ 35,749,333,133
Net Assets consist of:
Paid in capital		$ 37,380,881,387
Undistributed net investment income		412,089,844
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,689,123,637)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,645,485,539
Net Assets		$ 35,749,333,133
Diversified International: Net Asset Value, offering price and redemption price per share ($30,998,269,612 ÷ 1,153,864,659 shares)		$ 26.86

Class K: Net Asset Value, offering price and redemption price per share ($4,713,908,891 ÷ 175,295,722 shares)		$ 26.89

Class F: Net Asset Value, offering price and redemption price per share ($37,154,630 ÷ 1,381,663 shares)		$ 26.89

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends (including $5,179,967 earned from other affiliated issuers)		$ 804,693,798
Interest		60,192
Income from Fidelity Central Funds		31,710,648
		836,464,638
Less foreign taxes withheld		(72,641,533)
Total income		763,823,105

Expenses
Management fee Basic fee	$ 211,525,849
Performance adjustment	(8,758,758)
Transfer agent fees	80,732,229
Accounting and security lending fees	2,628,761
Custodian fees and expenses	5,083,608
Independent trustees' compensation	212,867
Depreciation in deferred trustee compensation account	(118)
Registration fees	359,372
Audit	222,940
Legal	188,969
Miscellaneous	668,301
Total expenses before reductions	292,864,020
Expense reductions	(5,138,176)	287,725,844
Net investment income (loss)		476,097,261
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,404,738,398)
Other affiliated issuers	(45,816,278)
Foreign currency transactions	57,559,792
Futures contracts	2,433,055
Total net realized gain (loss)		(3,390,561,829)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,785,458,028
Assets and liabilities in foreign currencies	(46,450,045)
Total change in net unrealized appreciation (depreciation)		9,739,007,983
Net gain (loss)		6,348,446,154
Net increase (decrease) in net assets resulting from operations		$ 6,824,543,415

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 476,097,261	$ 752,597,206
Net realized gain (loss)	(3,390,561,829)	(1,222,596,476)
Change in net unrealized appreciation (depreciation)	9,739,007,983	(27,541,183,667)
Net increase (decrease) in net assets resulting from operations	6,824,543,415	(28,011,182,937)
Distributions to shareholders from net investment income	(412,836,673)	(623,834,183)
Distributions to shareholders from net realized gain	-	(3,411,186,315)
Total distributions	(412,836,673)	(4,035,020,498)
Share transactions - net increase (decrease)	129,291,951	1,321,563,137
Redemption fees	1,098,454	1,934,056
Total increase (decrease) in net assets	6,542,097,147	(30,722,706,242)

Net Assets
Beginning of period	29,207,235,986	59,929,942,228
End of period (including undistributed net investment income of $412,089,844 and undistributed net investment income of $552,385,607, respectively)	$ 35,749,333,133	$ 29,207,235,986

Financial Highlights - Diversified International

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 21.96	$ 45.41	$ 37.58	$ 30.80	$ 26.08
Income from Investment Operations
Net investment income (loss) B	.35	.55	.47	.46	.30
Net realized and unrealized gain (loss)	4.86	(20.96)	10.23	7.33	4.63
Total from investment operations	5.21	(20.41)	10.70	7.79	4.93
Distributions from net investment income	(.31)	(.47)	(.36)	(.28)	(.15)
Distributions from net realized gain	-	(2.57)	(2.51)	(.73)	(.06)
Total distributions	(.31)	(3.04)	(2.87)	(1.01)	(.21)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 26.86	$ 21.96	$ 45.41	$ 37.58	$ 30.80
Total Return A	24.32%	(48.04)%	30.37%	25.89%	19.01%
Ratios to Average Net Assets C,E
Expenses before reductions	1.01%	1.04%	.93%	1.01%	1.10%
Expenses net of fee waivers, if any	1.01%	1.04%	.93%	1.01%	1.10%
Expenses net of all reductions	.99%	1.02%	.91%	.97%	1.07%
Net investment income (loss)	1.58%	1.53%	1.20%	1.32%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,998,270	$ 28,274,961	$ 59,929,942	$ 43,965,189	$ 29,637,193
Portfolio turnover rate D	54%	49%	51%	59%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.42	.16
Net realized and unrealized gain (loss)	4.85	(16.57)
Total from investment operations	5.27	(16.41)
Distributions from net investment income	(.36)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 26.89	$ 21.98
Total Return B,C	24.64%	(42.75)%
Ratios to Average Net Assets E,H
Expenses before reductions	.77%	.88% A
Expenses net of fee waivers, if any	.77%	.88% A
Expenses net of all reductions	.76%	.87% A
Net investment income (loss)	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,713,909	$ 932,275
Portfolio turnover rate F	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.29
Income from Investment Operations
Net investment income (loss) D	(.02)
Net realized and unrealized gain (loss)	3.62
Total from investment operations	3.60
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 26.89
Total Return B,C	15.46%
Ratios to Average Net Assets E,H
Expenses before reductions	.71% A
Expenses net of fee waivers, if any	.71% A
Expenses net of all reductions	.70% A
Net investment income (loss)	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,155
Portfolio turnover rate F	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Diversified International, Class K, and Class F shares each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund was closed to most new accounts effective the close of business on October 25, 2004 and reopened after the close of business on March 30, 2009. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,918,146,519
Gross unrealized depreciation	(3,405,027,342)
Net unrealized appreciation (depreciation)	$ 2,513,119,177

Tax Cost	$ 34,075,742,760

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 412,629,848
Capital loss carryforward	$ (4,558,512,169)
Net unrealized appreciation (depreciation)	$ 2,514,874,070

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 412,836,673	$ 623,834,183
Long-term Capital Gains	-	3,411,186,315
Total	$ 412,836,673	$ 4,035,020,498

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts and forward foreign currency contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. These risks are further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk	Foreign exchange rate risk is the risk that the value of securities denominated in other currencies will fluctuate due to changes in exchange rates.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and

Annual Report

5. Investments in Derivative Instruments - continued

Futures Contracts - continued

changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Forward Foreign Currency Contracts. The Fund generally uses forward foreign currency contracts to facilitate transactions in foreign-denominated securities and manage the risk associated with fluctuations in foreign currency exchange rates. Forward foreign currency contracts are customized transactions that require the exchange of currency at a specific exchange rate on an agreed upon future date. These contracts are generally used to protect a fund against a decline in the value of existing investments denominated in foreign currency or to shift its investment exposure from one currency to another. Risks of loss may include foreign exchange risk and the failure by the counterparty to perform under the terms of the agreement.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are reflected as unrealized gain (loss) on the Statement of Assets and Liabilities. Realized gain (loss) is recognized on settlement date. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset. Any unrealized gains (losses) on offsetting contracts that settle after period end are reflected as a Receivable or Payable for closed foreign currency contracts. The net realized and change in unrealized gain (loss) on forward foreign currency contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open forward foreign currency contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 2,433,055	$ -
Foreign Exchange Risk
Forward Foreign Currency Contracts	84,022,416	(49,526,241)
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 86,455,471	$ (49,526,241)

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $84,022,416 for forward foreign currency contracts and $2,433,055 for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $(49,526,241) for forward foreign currency contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,993,356,171 and $15,359,588,559, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Diversified International	$ 78,979,600.29
Class K	1,752,629.06
	$ 80,732,229

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,209 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $151,920 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $22,941,366.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Diversified International's operating expenses. During the period, this reimbursement reduced the Fund's expenses by $22,168.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,115,819 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $189.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Diversified International	$ 394,538,470	$ 623,834,183
Class K	18,298,203	-
Total	$ 412,836,673	$ 623,834,183
From net realized gain
Diversified International	$ -	$ 3,411,186,315

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B,C	2008 A	2009 B,C	2008 A
Diversified International
Shares sold	266,412,212	306,179,666	$ 5,884,913,394	$ 10,595,590,795
Conversion to Class K	(113,348,310)	(43,282,557)	(2,310,072,040)	(933,288,874)
Reinvestment of distributions	20,012,374	95,512,855	380,635,740	3,896,924,337
Shares redeemed	(307,025,690)	(390,314,331)	(6,660,643,668)	(13,365,445,996)
Net increase (decrease)	(133,949,414)	(31,904,367)	$ (2,705,166,574)	$ 193,780,262
Class K
Shares sold	46,252,428	1,216,070	$ 1,096,724,275	$ 245,180,524
Conversion from Diversified International	113,393,333	43,251,317	2,310,072,040	933,288,874
Reinvestment of distributions	963,570	-	18,298,203	-
Shares redeemed	(27,732,811)	(2,048,185)	(629,090,058)	(50,686,523)
Net increase (decrease)	132,876,520	42,419,202	$ 2,796,004,460	$ 1,127,782,875
Class F
Shares sold	1,396,615	-	$ 38,873,992	$ -
Shares redeemed	(14,952)	-	(419,927)	-
Net increase (decrease)	1,381,663	-	$ 38,454,065	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

C Conversion transactions for Class K and Diversified International are for the period November 1, 2008 to August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Fidelity International Capital Appreciation Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Actual	.95%	$ 1,000.00	$ 1,361.10	$ 5.65
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.42	$ 4.84

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity International Capital Appreciation Fund A	45.95%	1.77%	1.14%

A Prior to February 11, 2000, International Capital Appreciation operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity International Capital Appreciation Fund on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWISM (All Country World Index) ex USA Index performed over the same period.

Annual Report

International Capital Appreciation

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® International Capital Appreciation Fund: During the past year, the fund returned 45.95%, handily beating the 34.26% return of the MSCI All Country World ex USA Index. Stock selection in materials accounted for roughly half of the fund's edge over the index. Also helping were my picks in energy, telecommunication services, health care and financials, among other sectors. In fact, industrials was the only detracting sector. Investment bank Morgan Stanley was our top contributor, as the company's woes during the credit crisis gave way to a soaring stock price amid easing concerns about its balance sheet. Also bolstering our results was U.K.-based metals and minerals producer Rio Tinto, Belgian brewer Anheuser-Busch InBev, Russian steel producer Evraz Group, Swiss copper and coal miner Xstrata, and Canadian gold producer Agnico-Eagle Mines. German LED lighting equipment maker Aixtron helped as well. Conversely, commercial bank Citigroup suffered serious deterioration in its balance sheet and held back performance. Other detractors were Japanese finance company ORIX and copper miner Mercator Minerals. Morgan Stanley, Evraz, Aixtron, Citigroup and Mercator Minerals were out-of-index positions. Some stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

International Capital Appreciation Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom	15.1%
Japan	12.5%
United States of America	7.8%
France	7.5%
Canada	6.4%
Spain	4.6%
India	3.8%
Russia	3.7%
Australia	3.6%
Other	35.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan	15.0%
United Kingdom	14.2%
United States of America	13.4%
France	9.8%
Canada	6.1%
Germany	4.7%
Switzerland	3.7%
Spain	3.4%
Italy	3.1%
Other	26.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.4	96.0
Short-Term Investments and Net Other Assets	0.6	4.0
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.1	1.6
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	0.0
Banco Santander SA (Spain, Commercial Banks)	1.5	0.0
Telefonica SA (Spain, Diversified Telecommunication Services)	1.4	1.6
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (Japan, Commercial Banks)	1.3	1.5
Sanofi-Aventis sponsored ADR (France, Pharmaceuticals)	1.3	1.4
Barclays PLC Sponsored ADR (United Kingdom, Commercial Banks)	1.3	1.2
Teva Pharmaceutical Industries Ltd. sponsored ADR (Israel, Pharmaceuticals)	1.3	1.3
BNP Paribas SA (France, Commercial Banks)	1.2	1.1
UBS AG (NY Shares) (Switzerland, Capital Markets)	1.2	1.1
	14.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.6	23.5
Information Technology	11.0	5.9
Energy	11.1	8.9
Materials	8.9	11.7
Industrials	8.9	9.9
Consumer Discretionary	7.3	10.8
Telecommunication Services	7.3	8.0
Consumer Staples	6.7	7.4
Utilities	5.4	4.0
Health Care	5.2	5.9

Annual Report

International Capital Appreciation Fund

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Australia - 3.6%
Karoon Gas Australia Ltd. (a)	173,571	$ 1,175,123
MacArthur Coal Ltd.	257,473	1,927,988
Origin Energy Ltd.	176,328	2,527,504
OZ Minerals Ltd. (a)	2,102,755	2,198,059
Paladin Energy Ltd. (a)	550,795	1,992,063
Westfield Group unit	270,979	2,934,829
Woolworths Ltd.	133,958	3,427,643
TOTAL AUSTRALIA		16,183,209
Bailiwick of Guernsey - 0.5%
Raven Russia Ltd.	3,237,900	2,312,453
Belgium - 1.8%
Anheuser-Busch InBev SA NV	92,539	4,358,305
Fortis (a)	877,700	3,812,742
TOTAL BELGIUM		8,171,047
Bermuda - 1.8%
Dufry South America Ltd. unit	116,074	2,016,730
Huabao International Holdings Ltd.	2,445,000	2,332,237
Northern Offshore Ltd. (a)	2,045,000	3,214,230
Scorpion Offshore Ltd. (a)	187,000	751,122
TOTAL BERMUDA		8,314,319
Brazil - 2.8%
Banco Santander (Brasil) SA ADR (a)	252,300	2,992,278
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.) (c)	145,300	2,294,287
PDG Realty S.A. Empreendimentos e Participacoes	277,500	2,316,176
Vivo Participacoes SA sponsored ADR	114,700	2,781,475
Votorantim Celulose e Papel SA sponsored ADR (a)(c)	179,378	2,464,654
TOTAL BRAZIL		12,848,870
Canada - 6.4%
Canadian Imperial Bank of Commerce	54,000	3,091,841
Consolidated Thompson Iron Mines Ltd. (a)	578,700	2,672,115
Eastern Platinum Ltd. (a)	1,752,800	1,165,458
First Quantum Minerals Ltd.	39,100	2,672,745
First Uranium Corp. (a)	2,033,700	5,070,869
Grande Cache Coal Corp. (a)	680,900	2,345,437
Niko Resources Ltd.	30,800	2,491,647
OPTI Canada, Inc. (a)(c)	1,275,600	2,238,205
Research In Motion Ltd. (a)	58,400	3,429,833
Suncor Energy, Inc.	118,300	3,924,215
TOTAL CANADA		29,102,365
Cayman Islands - 2.2%
China High Speed Transmission Equipment Group Co. Ltd.	469,000	940,599
Himax Technologies, Inc. sponsored ADR	793,800	2,095,632

	Shares	Value
JA Solar Holdings Co. Ltd. ADR (a)	726,800	$ 2,783,644
Peak Sport Products Co. Ltd.	5,331,000	2,280,292
Trina Solar Ltd. ADR (a)(c)	61,800	2,007,264
TOTAL CAYMAN ISLANDS		10,107,431
China - 1.3%
China Construction Bank Corp. (H Shares)	4,351,000	3,751,232
NetEase.com, Inc. sponsored ADR (a)(c)	59,900	2,313,338
TOTAL CHINA		6,064,570
Cyprus - 0.4%
Mirland Development Corp. PLC (a)(d)	716,300	1,943,375
Czech Republic - 0.5%
Ceske Energeticke Zavody AS	49,300	2,457,747
Denmark - 1.8%
Carlsberg AS Series B	37,000	2,611,610
Novo Nordisk AS Series B	48,613	3,027,620
Vestas Wind Systems AS (a)	39,193	2,778,024
TOTAL DENMARK		8,417,254
Egypt - 0.5%
Orascom Telecom Holding SAE unit	67,600	2,305,160
France - 7.5%
Atos Origin SA (a)	47,923	2,252,444
AXA SA sponsored ADR	151,300	3,752,240
BNP Paribas SA (c)	74,402	5,633,068
Credit Agricole SA	166,400	3,208,968
Iliad Group SA	21,270	2,306,800
Nexity	59,500	2,222,202
Renault SA (a)	54,500	2,454,104
Saft Groupe SA	44,091	2,294,556
Sanofi-Aventis sponsored ADR	158,800	5,862,896
Societe Generale Series A	65,957	4,404,539
TOTAL FRANCE		34,391,817
Germany - 2.2%
Aixtron AG	164,500	4,930,965
HeidelbergCement AG	45,288	2,714,392
Metro AG	43,100	2,394,883
TOTAL GERMANY		10,040,240
Greece - 0.5%
Hellenic Telecommunications Organization SA	135,900	2,299,812
Hong Kong - 1.1%
China Resources Power Holdings Co. Ltd.	1,092,000	2,262,290
China Unicom (Hong Kong) Ltd. sponsored ADR	202,200	2,557,830
TOTAL HONG KONG		4,820,120
India - 3.8%
Bank of Baroda	214,704	2,319,997
Common Stocks - continued
	Shares	Value
India - continued
BGR Energy Systems Ltd.	221,290	$ 2,191,760
ICSA (India) Ltd.	861,818	3,260,628
Indiabulls Real Estate Ltd. (a)	440,015	2,303,713
MIC Electronics Ltd.	2,650,244	2,063,881
Reliance Industries Ltd.	78,838	3,192,329
Sintex Industries Ltd.	433,408	1,906,505
TOTAL INDIA		17,238,813
Ireland - 0.5%
Covidien PLC	54,600	2,299,752
Israel - 1.8%
Bezeq Israeli Telecommunication Corp. Ltd.	1,044,900	2,337,926
Teva Pharmaceutical Industries Ltd. sponsored ADR	111,600	5,633,568
TOTAL ISRAEL		7,971,494
Italy - 0.9%
Intesa Sanpaolo SpA	992,381	4,198,473
Japan - 12.5%
eAccess Ltd.	3,574	2,506,813
Elpida Memory, Inc. (a)	164,400	2,148,014
Hitachi Ltd.	821,000	2,651,038
Itochu Corp.	415,000	2,623,272
Japan Tobacco, Inc.	1,097	3,077,810
JTEKT Corp.	209,400	2,212,195
Kyocera Corp.	34,700	2,910,946
Mazda Motor Corp.	1,070,000	2,414,977
Mitsubishi Corp.	152,200	3,226,873
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	1,151,400	6,113,934
Mitsubishi UFJ Lease & Finance Co. Ltd.	75,460	2,247,762
Mitsui & Co. Ltd.	229,500	3,014,179
ORIX Corp.	64,720	4,180,809
Sapporo Breweries Ltd. (c)	511,000	2,668,280
Softbank Corp.	127,500	3,004,559
Sony Corp. sponsored ADR	111,900	3,288,741
Sumco Corp.	115,500	2,204,251
Sumitomo Mitsui Financial Group, Inc.	104,300	3,545,367
Toshiba Corp.	521,000	2,977,860
TOTAL JAPAN		57,017,680
Korea (South) - 2.9%
DigiTech Systems Co., Ltd. (a)	45,124	936,255
Hanjin Heavy Industries & Consolidated Co. Ltd.	192,655	3,429,752
Hyundai Mipo Dockyard Co. Ltd.	40,025	3,285,342
LG Corp.	43,136	2,434,834
Lumens Co. Ltd. (a)	578,318	3,212,198
TOTAL KOREA (SOUTH)		13,298,381
Luxembourg - 0.6%
Millicom International Cellular SA (a)	40,900	2,562,794

	Shares	Value
Netherlands - 1.3%
Gemalto NV (a)	57,461	$ 2,425,510
ING Groep NV sponsored ADR (a)	277,000	3,573,300
TOTAL NETHERLANDS		5,998,810
Norway - 1.1%
DnB NOR ASA (a)	220,400	2,538,443
Sevan Marine ASA (a)(c)	1,567,472	2,543,060
TOTAL NORWAY		5,081,503
Qatar - 0.7%
Commercial Bank of Qatar GDR (Reg. S)	773,161	3,057,525
Russia - 3.7%
LSR Group OJSC GDR (Reg. S) (a)	325,200	2,435,748
Mechel Steel Group OAO sponsored ADR	149,700	2,568,852
OAO Gazprom sponsored ADR	192,139	4,540,245
OAO NOVATEK GDR	47,800	2,413,900
OGK-2 JSC GDR (Reg. S) (a)	696,100	2,339,611
RusHydro JSC sponsored ADR (a)	761,800	2,712,008
TOTAL RUSSIA		17,010,364
South Africa - 2.9%
African Bank Investments Ltd.	591,900	2,333,507
MTN Group Ltd.	206,200	3,101,248
Murray & Roberts Holdings Ltd.	321,800	2,322,315
Naspers Ltd. Class N	76,500	2,785,236
Raubex Group Ltd.	800,600	2,510,682
TOTAL SOUTH AFRICA		13,052,988
Spain - 4.6%
Banco Santander SA	426,089	6,856,273
EDP Renovaveis SA (a)	246,001	2,454,379
Grupo Acciona SA	20,082	2,455,744
NH Hoteles SA (a)	552,200	2,896,883
Telefonica SA	227,923	6,364,663
TOTAL SPAIN		21,027,942
Sweden - 1.0%
EnergyO Solutions AB (a)	970,400	4,734,466
Switzerland - 2.6%
Actelion Ltd. (Reg.) (a)	63,161	3,487,058
Swiss Reinsurance Co. (Reg.)	71,355	2,922,071
UBS AG (NY Shares) (a)	338,200	5,610,738
TOTAL SWITZERLAND		12,019,867
Taiwan - 0.5%
Prime View International Co. Ltd.	1,440,000	2,337,577
Ukraine - 0.3%
Ukrnafta Open JSC sponsored ADR (a)(d)	8,855	1,185,782
United Kingdom - 15.1%
Anglo American PLC (United Kingdom) (a)	117,200	4,262,080
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Barclays PLC Sponsored ADR	279,100	$ 5,833,190
BG Group PLC	282,596	4,894,842
BT Group PLC	1,367,600	2,931,681
Cairn Energy PLC (a)	53,188	2,307,102
Carphone Warehouse Group PLC	724,862	2,190,934
Centrica PLC	815,279	3,323,558
Debenhams PLC	1,719,786	2,199,541
HSBC Holdings PLC sponsored ADR	176,300	9,765,257
Imperial Tobacco Group PLC	114,211	3,375,209
Lloyds TSB Group PLC	2,206,100	3,152,205
Royal Dutch Shell PLC Class B	290,488	8,365,209
SABMiller PLC	119,000	3,131,848
Taylor Wimpey PLC (a)	3,870,700	2,352,590
Tesco PLC	747,283	4,997,733
Vedanta Resources PLC	72,400	2,487,872
Xstrata PLC	219,800	3,184,657
TOTAL UNITED KINGDOM		68,755,508
United States of America - 7.2%
Bank of America Corp.	379,800	5,537,484
Ener1, Inc. (a)(c)	518,900	2,589,311
JPMorgan Chase & Co.	62,900	2,627,333
Morgan Stanley	97,100	3,118,852
Pfizer, Inc.	183,600	3,126,708
PNC Financial Services Group, Inc.	52,300	2,559,562
Rubicon Technology, Inc. (a)(c)	171,449	2,592,309
U.S. Bancorp, Delaware	102,100	2,370,762
Veeco Instruments, Inc. (a)	127,324	3,100,339
Virgin Media, Inc.	154,900	2,163,953
Wells Fargo & Co.	106,600	2,933,632
TOTAL UNITED STATES OF AMERICA		32,720,245
TOTAL COMMON STOCKS (Cost $435,994,658)		451,349,753
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value
Italy - 0.5%
Fiat SpA (Risparmio Shares) (Cost $1,421,695)	244,900	$ 2,342,487
Money Market Funds - 5.6%

Fidelity Cash Central Fund, 0.20% (e)	9,985,548	9,985,548
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	15,678,868	15,678,868
TOTAL MONEY MARKET FUNDS (Cost $25,664,416)		25,664,416
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $463,080,769)	479,356,656
NET OTHER ASSETS - (5.0)%	(23,026,372)
NET ASSETS - 100%	$ 456,330,284
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 35,962
Fidelity Securities Lending Cash Central Fund	564,741
Total	$ 600,703
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 68,755,508	$ 57,458,618	$ 11,296,890	$ -
Japan	57,017,680	9,402,675	47,615,005	-
France	34,391,817	34,391,817	-	-
United States of America	32,720,245	32,720,245	-	-
Canada	29,102,365	29,102,365	-	-
Spain	21,027,942	7,807,006	13,220,936	-
India	17,238,813	-	17,238,813	-
Russia	17,010,364	17,010,364	-	-
Australia	16,183,209	-	16,183,209	-
Other	160,244,297	128,307,223	31,937,074	-
Money Market Funds	25,664,416	25,664,416	-	-
Total Investments in Securities	$ 479,356,656	$ 341,864,729	$ 137,491,927	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $188,506,843 of which $160,032,733 and $28,474,110 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $14,449,192) - See accompanying schedule: Unaffiliated issuers (cost $437,416,353)	$ 453,692,240
Fidelity Central Funds (cost $25,664,416)	25,664,416
Total Investments (cost $463,080,769)		$ 479,356,656
Foreign currency held at value (cost $2,193,063)		2,188,913
Receivable for investments sold		45,417,461
Receivable for fund shares sold		2,686,521
Dividends receivable		555,880
Distributions receivable from Fidelity Central Funds		12,266
Prepaid expenses		2,211
Other receivables		583,470
Total assets		530,803,378

Liabilities
Payable for investments purchased Regular delivery	$ 54,694,894
Delayed delivery	2,475,005
Payable for fund shares redeemed	980,427
Accrued management fee	198,870
Other affiliated payables	132,659
Other payables and accrued expenses	312,371
Collateral on securities loaned, at value	15,678,868
Total liabilities		74,473,094

Net Assets		$ 456,330,284
Net Assets consist of:
Paid in capital		$ 627,704,326
Undistributed net investment income		3,139,027
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(190,651,196)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,138,127
Net Assets, for 42,337,844 shares outstanding		$ 456,330,284
Net Asset Value, offering price and redemption price per share ($456,330,284 ÷ 42,337,844 shares)		$ 10.78

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 5,435,239
Interest		226,907
Income from Fidelity Central Funds (including $564,741 from security lending)		600,703
		6,262,849
Less foreign taxes withheld		(408,964)
Total income		5,853,885

Expenses
Management fee Basic fee	$ 1,872,949
Performance adjustment	(912,292)
Transfer agent fees	843,384
Accounting and security lending fees	138,858
Custodian fees and expenses	152,902
Independent trustees' compensation	1,808
Registration fees	28,896
Audit	79,107
Legal	1,176
Miscellaneous	4,083
Total expenses before reductions	2,210,871
Expense reductions	(309,669)	1,901,202
Net investment income (loss)		3,952,683
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $368,685)	(28,159,912)
Foreign currency transactions	(170,235)
Total net realized gain (loss)		(28,330,147)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $194,013)	121,855,079
Assets and liabilities in foreign currencies	3,290
Total change in net unrealized appreciation (depreciation)		121,858,369
Net gain (loss)		93,528,222
Net increase (decrease) in net assets resulting from operations		$ 97,480,905

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Capital Appreciation Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,952,683	$ 6,093,619
Net realized gain (loss)	(28,330,147)	(151,658,059)
Change in net unrealized appreciation (depreciation)	121,858,369	(155,008,762)
Net increase (decrease) in net assets resulting from operations	97,480,905	(300,573,202)
Distributions to shareholders from net investment income	(813,634)	(5,367,651)
Distributions to shareholders from net realized gain	-	(91,658,633)
Total distributions	(813,634)	(97,026,284)
Share transactions Proceeds from sales of shares	231,674,751	80,650,507
Reinvestment of distributions	789,571	93,225,308
Cost of shares redeemed	(77,561,298)	(318,648,389)
Net increase (decrease) in net assets resulting from share transactions	154,903,024	(144,772,574)
Redemption fees	16,981	20,218
Total increase (decrease) in net assets	251,587,276	(542,351,842)

Net Assets
Beginning of period	204,743,008	747,094,850
End of period (including undistributed net investment income of $3,139,027 and distributions in excess of net investment income of $22, respectively)	$ 456,330,284	$ 204,743,008
Other Information Shares
Sold	23,747,061	5,806,116
Issued in reinvestment of distributions	121,286	5,991,344
Redeemed	(9,131,697)	(22,909,358)
Net increase (decrease)	14,736,650	(11,111,898)

Financial Highlights

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.42	$ 19.30	$ 18.14	$ 17.19	$ 15.21
Income from Investment Operations
Net investment income (loss) B	.13	.19	.20	.24	.20
Net realized and unrealized gain (loss)	3.26	(9.54)	3.80	2.70	1.83
Total from investment operations	3.39	(9.35)	4.00	2.94	2.03
Distributions from net investment income	(.03)	(.14)	(.20)	(.23)	(.05)
Distributions from net realized gain	-	(2.39)	(2.64)	(1.77)	-
Total distributions	(.03)	(2.53)	(2.84)	(2.00)	(.05)
Redemption fees added to paid in capital B	- F	- F	- F	.01	- F
Net asset value, end of period	$ 10.78	$ 7.42	$ 19.30	$ 18.14	$ 17.19
Total Return A	45.95%	(55.30)%	24.81%	18.26%	13.37%
Ratios to Average Net Assets C,E
Expenses before reductions	.84%	.89%	.85%	.87%	.97%
Expenses net of fee waivers, if any	.84%	.89%	.85%	.87%	.97%
Expenses net of all reductions	.72%	.72%	.79%	.75%	.84%
Net investment income (loss)	1.49%	1.39%	1.11%	1.36%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 456,330	$ 204,743	$ 747,095	$ 476,147	$ 695,714
Portfolio turnover rate D	387%	387%	138%	176%	185%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) (formerly Fidelity Aggressive International Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 33,695,860
Gross unrealized depreciation	$ (24,557,834)
Net unrealized appreciation (depreciation)	$ 9,138,026

Tax Cost	$ 470,218,630

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,132,535
Capital loss carryforward	$ (188,506,843)
Net unrealized appreciation (depreciation)	$ 9,084,421

The tax character of distributions paid was as follows:

	October 31, 2009	October 31,2008
Ordinary Income	$ 813,634	$ 74,015,749
Long-term Capital Gains	-	23,010,535
Total	$ 813,634	$ 97,026,284

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,173,164,083 and $1,012,672,636, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16,222 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,230 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $309,162 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $507.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, PAS International Fund of Funds was the owner of record of approximately 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation Fund (formerly Fidelity Aggressive International fund):

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Capital Appreciation Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Overseas

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Overseas and Class K, and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Overseas	1.02%
Actual		$ 1,000.00	$ 1,255.40	$ 5.80 B
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19 C
Class K	.79%
Actual		$ 1,000.00	$ 1,256.70	$ 4.49 B
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02 C
Class F	.68%
Actual		$ 1,000.00	$ 1,132.60	$ 2.54 B
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47 C

A 5% return per year before expenses

B Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Overseas and Class K, and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Overseas

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Overseas	20.44%	4.19%	1.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Overseas, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Overseas

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund: The fund's Retail Class shares returned 20.44% for the year, trailing the return of the MSCI EAFE index. The underperformance fell primarily within the financials sector, where security selection in the banks and diversified financials groups hurt the most. Fifteen of the fund's 20 biggest individual detractors were within financials, due to both stock selection and untimely ownership. For example, I trimmed Barclays of the United Kingdom at or near bottom and owned other stocks that missed the massive rally in financials stocks after March. I was overweighted in lagging Japanese firms such as Nomura Holdings and Promise, and underweighted in Australian banks, which rallied after March. Other detractors included a large out-of-index position in China Unicom, which reflected the country's lagging telecommunications sector. Conversely, stock selection in consumer staples helped. Individual contributors included a large overweighted position in Anheuser-Busch InBev, which underwent a merger between the Belgian-based brewer and the U.S. maker of Budweiser beer. Elsewhere, investments in emerging-markets mobile phone companies, such as PT Indosat in Indonesia and Vivo Partipacoes in Brazil - two out-of-index picks - also aided results. Some of the stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Overseas

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan	20.2%
United Kingdom	20.2%
France	15.0%
Germany	10.7%
United States of America	5.4%
Spain	4.5%
Italy	4.3%
Switzerland	4.0%
Hong Kong	2.4%
Other	13.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom	23.2%
Japan	15.0%
France	14.3%
Germany	9.7%
United States of America	6.4%
Switzerland	6.3%
Belgium	5.5%
Hong Kong	4.2%
Spain	3.9%
Other	11.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	95.6
Short-Term Investments and Net Other Assets	2.1	4.4
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod Ricard SA (France, Beverages)	4.0	2.9
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.1	1.9
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.9	2.0
Toyota Motor Corp. sponsored ADR (Japan, Automobiles)	1.8	1.4
Danone (France, Food Products)	1.7	0.0
Bulgari SpA (Italy, Textiles, Apparel & Luxury Goods)	1.6	0.0
China Unicom (Hong Kong) Ltd. sponsored ADR (Hong Kong, Diversified Telecommunication Services)	1.6	3.3
HeidelbergCement AG (Germany, Construction Materials)	1.5	0.0
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.5	1.0
Ricoh Co. Ltd. (Japan, Office Electronics)	1.5	0.9
	20.2
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	19.2
Consumer Discretionary	11.2	10.1
Energy	10.5	7.6
Materials	10.2	8.7
Consumer Staples	9.9	16.1
Telecommunication Services	8.8	10.5
Industrials	7.9	6.6
Health Care	6.5	8.5
Information Technology	6.0	4.9
Utilities	4.3	3.4

Annual Report

Overseas

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 2.0%
Macquarie Group Ltd.	475,663	$ 20,825,143
National Australia Bank Ltd.	1,888,338	49,876,538
Qantas Airways Ltd.	10,974,903	27,280,023
Westfield Group unit	4,096,322	44,365,083
TOTAL AUSTRALIA		142,346,787
Austria - 0.5%
Wienerberger AG (a)	1,763,720	31,975,355
Bailiwick of Jersey - 1.1%
Shire PLC	2,112,658	37,376,235
WPP PLC	4,066,700	36,457,521
TOTAL BAILIWICK OF JERSEY		73,833,756
Belgium - 2.1%
Anheuser-Busch InBev SA NV	1,976,501	93,087,184
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,312,640	46,447
Fortis (a)	4,440,600	19,290,036
KBC Groupe SA (a)	893,025	38,530,319
TOTAL BELGIUM		150,953,986
Canada - 0.5%
Harry Winston Diamond Corp. (d)	4,282,574	35,080,049
Cayman Islands - 0.2%
Shanda Games Ltd. sponsored ADR	1,171,600	11,669,136
Egypt - 0.5%
Orascom Telecom Holding SAE unit	1,060,000	36,146,000
France - 15.0%
Accor SA	776,876	37,354,448
Alstom SA	632,700	44,061,926
AXA SA	1,880,137	46,756,168
BNP Paribas SA	714,790	54,117,643
Carrefour SA	770,707	33,196,099
Compagnie de St. Gobain	1,211,743	59,387,491
Danone	1,973,309	118,926,065
Lafarge SA (Bearer)	375,956	30,677,050
Pernod Ricard SA (c)	3,351,176	280,055,517
Sanofi-Aventis	1,142,068	83,710,385
Schneider Electric SA	449,277	46,947,095
Societe Generale Series A	655,808	43,794,162
Total SA Series B	1,805,001	108,004,496
Unibail-Rodamco	106,695	23,700,211
Veolia Environnement	693,600	22,735,359
Wendel (c)	398,000	22,197,155
TOTAL FRANCE		1,055,621,270
Germany - 10.7%
Allianz AG (Reg.)	375,049	42,568,060
BASF AG	367,215	19,723,696
Bayer AG	690,900	48,018,453
Commerzbank AG (a)(c)	2,482,964	25,942,020
Daimler AG	895,000	43,165,850

	Shares	Value
Deutsche Boerse AG	946,462	$ 76,769,271
Deutsche Postbank AG (a)	1,003,500	31,143,612
Deutsche Telekom AG (Reg.)	4,817,770	65,232,603
E.ON AG	1,196,370	45,931,922
Fresenius Medical Care AG & Co. KGaA	526,000	25,504,463
HeidelbergCement AG (c)	1,808,529	108,396,413
Lanxess AG	628,370	19,723,379
Linde AG	341,697	35,896,621
Munich Re Group (Reg.)	126,859	20,094,166
SAP AG	483,711	21,897,597
Siemens AG (Reg.)	605,607	54,516,742
Sky Deutschland AG (a)	7,053,800	29,479,255
Software AG (Bearer)	275,300	24,533,929
TUI AG (a)(c)	2,358,100	16,361,343
TUI AG rights 11/11/09 (a)(c)	2,358,100	35
TOTAL GERMANY		754,899,430
Greece - 1.3%
Alpha Bank AE (a)	1,030,900	20,161,208
Hellenic Telecommunications Organization SA	4,201,421	71,099,912
TOTAL GREECE		91,261,120
Hong Kong - 2.4%
China Unicom (Hong Kong) Ltd. sponsored ADR (c)	8,587,500	108,631,875
Hutchison Whampoa Ltd.	8,144,000	57,163,282
TOTAL HONG KONG		165,795,157
India - 0.5%
Reliance Industries Ltd.	910,936	36,885,863
Indonesia - 0.2%
PT Indosat Tbk sponsored ADR (c)	448,805	11,893,333
Ireland - 0.1%
CRH PLC	217,442	5,314,814
Italy - 4.3%
Bulgari SpA (c)	13,865,381	113,852,096
ENI SpA	1,741,574	43,130,271
Intesa Sanpaolo SpA	22,787,249	96,406,157
UniCredit SpA	14,048,824	47,342,423
TOTAL ITALY		300,730,947
Japan - 20.2%
Bridgestone Corp.	2,019,000	33,296,596
Canon, Inc. sponsored ADR	1,362,700	51,319,282
Citizen Holdings Co. Ltd.	3,576,000	20,122,573
East Japan Railway Co.	1,456,700	93,290,513
Inpex Corp.	4,117	33,622,601
Japan Tobacco, Inc.	12,268	34,419,848
JFE Holdings, Inc.	834,700	27,191,689
Kenedix, Inc. (a)(d)	75,000	28,504,228
Kose Corp.	1,032,600	22,591,641
Marui Group Co. Ltd.	3,072,000	17,647,887
Mazda Motor Corp.	40,152,000	90,622,588
Common Stocks - continued
	Shares	Value
Japan - continued
Mitsubishi Corp.	1,976,500	$ 41,904,824
Mitsubishi UFJ Financial Group, Inc.	12,389,800	65,996,741
Mitsui & Co. Ltd.	2,416,600	31,738,849
Mitsui Chemicals, Inc.	10,938,000	37,566,728
Nomura Holdings, Inc.	8,349,000	58,848,895
Nomura Real Estate Office Fund, Inc.	4,215	26,044,810
NTT DoCoMo, Inc.	44,148	64,029,803
Omron Corp.	4,089,400	68,864,401
Osaka Securities Exchange Co. Ltd.	5,701	27,359,707
Promise Co. Ltd. (c)	3,517,300	22,358,677
Ricoh Co. Ltd.	7,584,000	103,074,093
Seven & i Holdings Co., Ltd.	824,100	18,042,408
SKY Perfect JSAT Holdings, Inc.	45,557	20,832,487
Sompo Japan Insurance, Inc.	7,315,000	42,779,557
Sony Financial Holdings, Inc.	7,256	20,823,150
Sumitomo Mitsui Financial Group, Inc.	1,552,000	52,755,599
Takashimaya Co. Ltd.	1,154,000	7,781,301
Tokyo Broadcasting System Holding	1,351,600	20,161,171
Tokyo Gas Co., Ltd.	12,760,000	50,550,718
Toshiba Corp.	10,478,000	59,888,717
Toyota Motor Corp. sponsored ADR (c)	1,621,398	127,912,088
TOTAL JAPAN		1,421,944,170
Luxembourg - 1.1%
ArcelorMittal SA (NY Shares) Class A (c)	1,571,300	53,455,626
Millicom International Cellular SA (a)	360,700	22,601,462
TOTAL LUXEMBOURG		76,057,088
Marshall Islands - 0.5%
Teekay Corp.	1,675,800	34,772,850
Netherlands - 1.6%
Akzo Nobel NV	764,069	45,289,452
ING Groep NV (Certificaten Van Aandelen) unit (a)	3,307,400	43,038,396
Royal DSM NV	611,697	26,860,259
TOTAL NETHERLANDS		115,188,107
Netherlands Antilles - 0.3%
Schlumberger Ltd.	338,600	21,060,920
Norway - 0.8%
Aker Solutions ASA	3,212,400	38,765,799
Sevan Marine ASA (a)	9,921,000	16,095,788
TOTAL NORWAY		54,861,587
Spain - 4.5%
Banco Santander SA	2,384,300	38,366,188
Gas Natural SDG SA Series E	3,333,500	67,179,616
Iberdrola SA (c)	3,986,600	36,254,854
Indra Sistemas SA	901,300	21,234,191
Repsol YPF SA sponsored ADR (c)	2,466,700	65,614,220

	Shares	Value
Telefonica SA	254,900	$ 7,117,985
Telefonica SA sponsored ADR	996,400	83,627,852
TOTAL SPAIN		319,394,906
Switzerland - 4.0%
Actelion Ltd. (Reg.) (a)	625,980	34,559,757
Nobel Biocare Holding AG (Switzerland)	751,710	21,391,611
Roche Holding AG (participation certificate)	628,776	100,925,258
UBS AG (For. Reg.) (a)	4,757,053	79,307,176
Zurich Financial Services AG (Reg.)	193,026	44,376,604
TOTAL SWITZERLAND		280,560,406
United Kingdom - 20.2%
Anglo American PLC (United Kingdom) (a)	2,813,800	102,326,284
BAE Systems PLC	6,320,300	32,634,622
Barclays PLC	9,640,800	50,545,012
BG Group PLC	4,085,385	70,762,912
British Land Co. PLC	5,440,682	42,179,320
British Sky Broadcasting Group PLC	3,495,900	30,591,901
Centrica PLC	19,087,743	77,812,890
GKN PLC	21,790,043	38,350,685
GlaxoSmithKline PLC	1,898,498	38,956,319
HSBC Holdings PLC sponsored ADR	2,403,371	133,122,720
Imperial Tobacco Group PLC	1,091,758	32,264,069
ITV PLC	70,751,030	49,657,990
Kesa Electricals PLC	8,817,900	19,240,236
Man Group PLC	17,708,037	90,126,470
Misys PLC	9,722,700	33,058,811
Rexam PLC	13,160,600	59,851,592
Rio Tinto PLC (Reg.)	1,738,510	76,884,915
Royal Dutch Shell PLC Class B ADR	3,699,300	215,151,288
Segro PLC	6,506,400	37,708,192
Smith & Nephew PLC	3,088,400	27,310,109
Vodafone Group PLC sponsored ADR	2,415,000	53,588,850
William Hill PLC	25,970,532	71,632,544
Xstrata PLC	2,268,500	32,868,035
TOTAL UNITED KINGDOM		1,416,625,766
United States of America - 3.3%
NII Holdings, Inc. (a)	3,302,000	88,922,860
Pfizer, Inc.	1,636,200	27,864,486
Procter & Gamble Co.	1,018,300	59,061,400
Smith International, Inc.	1,940,900	53,821,157
TOTAL UNITED STATES OF AMERICA		229,669,903
TOTAL COMMON STOCKS (Cost $6,678,739,421)		6,874,542,706
Money Market Funds - 8.2%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (e)	243,416,860	$ 243,416,860
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	328,661,620	328,661,620
TOTAL MONEY MARKET FUNDS (Cost $572,078,480)		572,078,480
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.05%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $14,899,000)	14,899,068	14,899,000
TOTAL INVESTMENT PORTFOLIO - 106.3% (Cost $7,265,716,901)		7,461,520,186
NET OTHER ASSETS - (6.3)%		(440,040,092)
NET ASSETS - 100%		$ 7,021,480,094
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$14,899,000 due 11/02/09 at 0.05%
BNP Paribas Securities Corp.	$ 2,746,860
Banc of America Securities LLC	2,811,884
Barclays Capital, Inc.	8,240,581
Deutsche Bank Securities, Inc.	1,099,675
$ 14,899,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,300,818
Fidelity Securities Lending Cash Central Fund	7,117,068
Total	$ 8,417,886
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Harry Winston Diamond Corp.	$ 29,808,633	$ 17,161,980	$ 9,630,285	$ 58,523	$ 35,080,049
Kenedix, Inc.	-	27,978,187	-	-	28,504,228
Total	$ 29,808,633	$ 45,140,167	$ 9,630,285	$ 58,523	$ 63,584,277
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 1,421,944,170	$ 179,231,370	$ 1,242,712,800	$ -
United Kingdom	1,416,625,766	1,222,929,411	193,696,355	-
France	1,055,621,270	817,150,221	238,471,049	-
Germany	754,899,430	570,684,393	184,215,002	35
Spain	319,394,906	273,910,733	45,484,173	-
Italy	300,730,947	257,600,676	43,130,271	-
Switzerland	280,560,406	201,253,230	79,307,176	-
United States of America	229,669,903	229,669,903	-	-
Hong Kong	165,795,157	108,631,875	57,163,282	-
Other	929,300,751	633,195,949	296,104,802	-
Money Market Funds	572,078,480	572,078,480	-	-
Cash Equivalents	14,899,000	-	14,899,000	-
Total Investments in Securities	$ 7,461,520,186	$ 5,066,336,241	$ 2,395,183,910	$ 35
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	35
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 35
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 35

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $1,798,921,333 of which $859,201,568 and $939,719,765 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $304,665,938 and repurchase agreements of $14,899,000) - See accompanying schedule: Unaffiliated issuers (cost $6,604,312,010)	$ 6,825,857,429
Fidelity Central Funds (cost $572,078,480)	572,078,480
Other affiliated issuers (cost $89,326,411)	63,584,277
Total Investments (cost $7,265,716,901)		$ 7,461,520,186
Cash		436,708
Foreign currency held at value (cost $40,358)		40,362
Receivable for investments sold		104,711,177
Receivable for fund shares sold		5,340,766
Dividends receivable		20,755,138
Distributions receivable from Fidelity Central Funds		282,712
Prepaid expenses		42,810
Other receivables		1,367,421
Total assets		7,594,497,280

Liabilities
Payable for investments purchased	$ 231,288,168
Payable for fund shares redeemed	6,807,246
Accrued management fee	4,106,875
Other affiliated payables	1,695,570
Other payables and accrued expenses	457,707
Collateral on securities loaned, at value	328,661,620
Total liabilities		573,017,186

Net Assets		$ 7,021,480,094
Net Assets consist of:
Paid in capital		$ 8,636,122,711
Undistributed net investment income		98,105,298
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,908,732,953)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		195,985,038
Net Assets		$ 7,021,480,094
Overseas: Net Asset Value, offering price and redemption price per share ($6,602,017,401 ÷ 219,140,992 shares)		$ 30.13

Class K: Net Asset Value, offering price and redemption price per share ($383,047,531 ÷ 12,700,958 shares)		$ 30.16

Class F: Net Asset Value, offering price and redemption price per share ($36,415,162 ÷ 1,207,679 shares)		$ 30.15

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends (including $58,523 earned from other affiliated issuers)		$ 184,748,736
Interest		14,529
Income from Fidelity Central Funds		8,417,886
		193,181,151
Less foreign taxes withheld		(16,553,656)
Total income		176,627,495

Expenses
Management fee Basic fee	$ 42,063,130
Performance adjustment	(2,349,513)
Transfer agent fees	17,149,813
Accounting and security lending fees	1,660,690
Custodian fees and expenses	744,440
Independent trustees' compensation	42,134
Depreciation in deferred trustee compensation account	(846)
Registration fees	86,705
Audit	106,028
Legal	85,182
Interest	140
Miscellaneous	174,469
Total expenses before reductions	59,762,372
Expense reductions	(2,464,857)	57,297,515
Net investment income (loss)		119,329,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(951,830,215)
Other affiliated issuers	(51,750,853)
Foreign currency transactions	(65,021)
Total net realized gain (loss)		(1,003,646,089)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,100,493,531
Assets and liabilities in foreign currencies	315,824
Total change in net unrealized appreciation (depreciation)		2,100,809,355
Net gain (loss)		1,097,163,266
Net increase (decrease) in net assets resulting from operations		$ 1,216,493,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 119,329,980	$ 108,130,289
Net realized gain (loss)	(1,003,646,089)	(902,937,259)
Change in net unrealized appreciation (depreciation)	2,100,809,355	(4,444,954,236)
Net increase (decrease) in net assets resulting from operations	1,216,493,246	(5,239,761,206)
Distributions to shareholders from net investment income	(81,537,156)	(93,919,303)
Distributions to shareholders from net realized gain	-	(947,430,820)
Total distributions	(81,537,156)	(1,041,350,123)
Share transactions - net increase (decrease)	377,264,123	2,246,479,755
Redemption fees	81,713	456,294
Total increase (decrease) in net assets	1,512,301,926	(4,034,175,280)

Net Assets
Beginning of period	5,509,178,168	9,543,353,448
End of period (including undistributed net investment income of $98,105,298 and undistributed net investment income of $101,205,874, respectively)	$ 7,021,480,094	$ 5,509,178,168

Financial Highlights - Overseas

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.43	$ 58.39	$ 47.08	$ 37.65	$ 32.21
Income from Investment Operations
Net investment income (loss) B	.52	.55	.70	.63	.39
Net realized and unrealized gain (loss)	4.55	(27.19)	15.80	9.37	5.35
Total from investment operations	5.07	(26.64)	16.50	10.00	5.74
Distributions from net investment income	(.37)	(.57)	(.55)	(.41)	(.19)
Distributions from net realized gain	-	(5.75)	(4.64)	(.16)	(.11)
Total distributions	(.37)	(6.32)	(5.19)	(.57)	(.30)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 30.13	$ 25.43	$ 58.39	$ 47.08	$ 37.65
Total Return A	20.44%	(50.88)%	38.79%	26.83%	17.90%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.13%	.95%	1.00%	.93%
Expenses net of fee waivers, if any	1.02%	1.13%	.95%	1.00%	.93%
Expenses net of all reductions	.98%	1.10%	.91%	.90%	.86%
Net investment income (loss)	2.01%	1.33%	1.43%	1.43%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,602,017	$ 5,464,901	$ 9,543,353	$ 7,217,287	$ 4,733,797
Portfolio turnover rate D	115%	113%	87%	132%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss) D	.59	.13
Net realized and unrealized gain (loss)	4.54	(19.68)
Total from investment operations	5.13	(19.55)
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 30.16	$ 25.45
Total Return B, C	20.73%	(43.44)%
Ratios to Average Net Assets E, H
Expenses before reductions	.78%	.96% A
Expenses net of fee waivers, if any	.78%	.96% A
Expenses net of all reductions	.74%	.93% A
Net investment income (loss)	2.25%	1.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 383,048	$ 44,277
Portfolio turnover rate F	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 26.62
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	3.46
Total from investment operations	3.53
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 30.15
Total Return B, C	13.26%
Ratios to Average Net Assets E, H
Expenses before reductions	.68% A
Expenses net of fee waivers, if any	.68% A
Expenses net of all reductions	.64% A
Net investment income (loss)	.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,415
Portfolio turnover rate F	115%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Overseas, Class K, and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 791,142,643
Gross unrealized depreciation	(706,964,993)
Net unrealized appreciation (depreciation)	$ 84,177,650

Tax Cost	$ 7,377,342,536

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 100,055,249
Capital loss carryforward	$ (1,798,921,333)
Net unrealized appreciation (depreciation)	$ 84,359,399

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 81,537,156	$ 204,315,590
Long-term Capital Gains	-	837,034,533
Total	$ 81,537,156	$ 1,041,350,123

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $6,980,004,135 and $6,647,710,529, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Overseas, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Overseas	$ 16,978,777.30
Class K	171,036.06
	$ 17,149,813

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,872 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,708,000.43%		$ 140

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $29,868 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $7,117,068.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Overseas' operating expenses. During the period, this reimbursement reduced the class's operating expenses by $13,445.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,447,663 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,749.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Overseas	$ 78,759,447	$ 93,919,303
Class K	2,777,709	-
Total	$ 81,537,156	$ 93,919,303
From net realized gain
Overseas	$ -	$ 947,430,820

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B,C	2008 A	2009 B,C	2008 A
Overseas
Shares sold	47,857,124	76,040,831	$ 1,179,178,777	$ 2,985,572,846
Conversion to Class K	(11,269,934)	(1,789,301)	(265,380,751)	(50,752,081)
Reinvestment of distributions	3,481,434	20,825,405	78,089,426	1,030,024,482
Shares redeemed	(35,803,556)	(43,642,881)	(910,091,016)	(1,767,850,377)
Net increase (decrease)	4,265,068	51,434,054	$ 81,796,436	$ 2,196,994,870
Class K
Shares sold	2,178,017	23,823	$ 56,176,528	$ 671,729
Conversion from Overseas	11,270,235	1,787,998	265,380,751	50,752,081
Reinvestment of distributions	123,950	-	2,777,709	-
Shares redeemed	(2,610,676)	(72,389)	(67,054,987)	(1,938,925)
Net increase (decrease)	10,961,526	1,739,432	$ 257,280,001	$ 49,484,885
Class F
Shares sold	1,220,610	-	$ 38,599,366	$ -
Shares redeemed	(12,931)	-	(411,680)	-
Net increase (decrease)	1,207,679	-	$ 38,187,686	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

C Conversion transactions for Class K and Overseas are for the period November 1, 2008 to August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund and Fidelity Freedom 2030 Fund were the owners of record of approximately 12% and 10%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were owners of record, in the aggregate, of approximately 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Worldwide

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.55%
Actual		$ 1,000.00	$ 1,221.20	$ 8.68
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class T	1.77%
Actual		$ 1,000.00	$ 1,219.60	$ 9.90
HypotheticalA		$ 1,000.00	$ 1,016.28	$ 9.00
Class B	2.24%
Actual		$ 1,000.00	$ 1,216.50	$ 12.51
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37
Class C	2.22%
Actual		$ 1,000.00	$ 1,216.50	$ 12.40
HypotheticalA		$ 1,000.00	$ 1,014.01	$ 11.27
Worldwide	1.26%
Actual		$ 1,000.00	$ 1,221.90	$ 7.06
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.41
Institutional Class	1.19%
Actual		$ 1,000.00	$ 1,223.50	$ 6.67
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Worldwide

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Worldwide	13.39%	4.31%	3.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Worldwide, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Annual Report

Worldwide

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity® Worldwide Fund and manager of its non-U.S. equity investments, and from Stephen DuFour, Co-Portfolio Manager responsible for the fund's U.S. equity subportfolio: For the 12 months ending October 31, 2009, the fund's Retail Class shares returned 13.39%, lagging the 18.94% return of the MSCI World Index. The fund's focus on higher-quality stocks hindered performance as lower-quality, higher-risk stocks led the market rally that began last March. Stock selection in financials did the most damage versus the index, followed by underweightings and disappointing stock picks in industrials and energy. On a geographic basis, the fund had weak security selection in Europe, Japan, Australia and the United States. The biggest individual detractors included Union Pacific, a West Coast railroad pressured by declining railroad volumes, and Well Fargo, a West Coast bank hurt by higher-than-anticipated mortgage losses. Overseas disappointments included investment bank Nomura Holdings, a high-quality Japanese financial that lagged lower-quality European financials in the spring rally. The fund benefited from strong stock picking in China and Brazil, which are not in the index, as well as in the telecommunication services and materials sectors. Top contributors included Temple-Inland, a U.S. boxboard and building products company that climbed nicely. Wells Fargo and Temple-Inland were no longer in the portfolio at period end. On the international side, not owning German car maker and index component Volkswagen proved helpful, as the stock plunged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Worldwide

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United States of America	43.9%
United Kingdom	11.7%
Japan	8.3%
France	4.8%
Germany	4.4%
Switzerland	4.0%
Netherlands	2.5%
Australia	2.0%
China	1.8%
Other	16.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United States of America	47.8%
Japan	11.2%
United Kingdom	10.3%
Germany	5.3%
France	5.2%
Switzerland	5.1%
Australia	1.7%
Netherlands	1.4%
China	1.3%
Other	10.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.8	97.8
Bonds	0.4	0.7
Short-Term Investments and Net Other Assets	3.8	1.5
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp. (United States of America, Road & Rail)	2.2	2.2
Google, Inc. Class A (United States of America, Internet Software & Services)	2.1	2.3
Apple, Inc. (United States of America, Computers & Peripherals)	2.0	2.0
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	1.6	0.9
Occidental Petroleum Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.6	0.1
JPMorgan Chase & Co. (United States of America, Diversified Financial Services)	1.6	2.1
CSX Corp. (United States of America, Road & Rail)	1.4	0.0
Express Scripts, Inc. (United States of America, Health Care Providers & Services)	1.3	1.2
American Express Co. (United States of America, Consumer Finance)	1.3	0.1
Cisco Systems, Inc. (United States of America, Communications Equipment)	1.2	1.2
	16.3
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.8	19.7
Information Technology	17.3	19.7
Industrials	13.3	9.4
Consumer Discretionary	11.6	12.0
Energy	9.3	8.2
Health Care	8.5	8.7
Materials	7.7	7.8
Consumer Staples	5.1	5.8
Telecommunication Services	2.8	4.7
Utilities	0.8	0.9

Annual Report

Worldwide

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 2.0%
Billabong International Ltd.	125,750	$ 1,163,139
BlueScope Steel Ltd.	633,651	1,678,718
Commonwealth Bank of Australia	91,076	4,207,365
Goodman Group unit	1,060,044	568,217
Macquarie Group Ltd.	52,724	2,308,325
National Australia Bank Ltd.	114,703	3,029,642
Newcrest Mining Ltd.	97,396	2,798,694
QBE Insurance Group Ltd.	67,910	1,367,174
Wesfarmers Ltd.	61,452	1,532,922
Westfield Group unit	128,519	1,391,921
TOTAL AUSTRALIA		20,046,117
Bailiwick of Jersey - 0.5%
Experian PLC	158,300	1,452,824
Informa PLC	723,000	3,480,347
TOTAL BAILIWICK OF JERSEY		4,933,171
Belgium - 0.6%
Anheuser-Busch InBev SA NV	133,004	6,264,084
Bermuda - 0.5%
Aquarius Platinum Ltd. (United Kingdom)	81,666	349,545
Huabao International Holdings Ltd.	1,060,000	1,011,113
Marvell Technology Group Ltd. (a)	56,000	768,320
Ports Design Ltd.	200,500	540,339
Seadrill Ltd. (a)	100,300	2,094,948
Xyratex Ltd. (a)	46,000	480,700
TOTAL BERMUDA		5,244,965
Brazil - 1.0%
BM&F BOVESPA SA	170,798	1,100,703
Itau Unibanco Banco Multiplo SA ADR	74,140	1,419,040
Petroleo Brasileiro SA - Petrobras sponsored ADR	53,000	2,449,660
Vivo Participacoes SA sponsored ADR	170,425	4,132,806
Votorantim Celulose e Papel SA sponsored ADR (a)	84,539	1,161,566
TOTAL BRAZIL		10,263,775
British Virgin Islands - 0.1%
Playtech Ltd.	200,359	1,183,395
Canada - 1.1%
Keyera Facilities Income Fund	45,000	824,491
Niko Resources Ltd.	26,700	2,159,967
Open Text Corp. (a)	91,100	3,398,846
PetroBakken Energy Ltd. Class A	89,502	2,580,461
Petrobank Energy & Resources Ltd. (a)	46,800	2,046,001
TOTAL CANADA		11,009,766
Cayman Islands - 0.3%
BaWang International (Group) Holding Ltd.	1,408,000	572,148
Belle International Holdings Ltd.	533,000	538,144
China Dongxiang Group Co. Ltd.	1,336,000	816,300

	Shares	Value
China High Speed Transmission Equipment Group Co. Ltd.	32,000	$ 64,177
Hengdeli Holdings Ltd.	2,160,000	703,329
TOTAL CAYMAN ISLANDS		2,694,098
Chile - 0.0%
Embotelladora Andina SA sponsored ADR	23,000	419,750
China - 1.8%
Baidu.com, Inc. sponsored ADR (a)	20,100	7,596,192
BYD Co. Ltd. (H Shares) (a)	257,500	2,357,546
NetEase.com, Inc. sponsored ADR (a)	19,500	753,090
Tencent Holdings Ltd.	209,400	3,646,289
ZTE Corp. (H Shares)	592,784	3,284,826
TOTAL CHINA		17,637,943
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)	1,232,268	70,810
Denmark - 1.0%
Novo Nordisk AS Series B	61,146	3,808,175
Vestas Wind Systems AS (a)	28,002	1,984,799
William Demant Holding AS (a)	51,100	3,652,309
TOTAL DENMARK		9,445,283
Finland - 0.2%
Nokian Tyres PLC	68,200	1,459,230
France - 4.8%
Accor SA	26,560	1,277,082
Air France KLM (Reg.) (a)	145,500	2,239,596
Alstom SA	28,675	1,996,959
Atos Origin SA (a)	26,644	1,252,303
AXA SA	158,437	3,940,089
BNP Paribas SA	69,124	5,233,464
Cap Gemini SA	37,200	1,730,384
Credit Agricole SA	55,600	1,072,227
Danone	34,996	2,109,115
Iliad Group SA	27,158	2,945,373
LVMH Moet Hennessy - Louis Vuitton	14,519	1,509,468
Orpea	32,200	1,454,686
Pernod Ricard SA	20,700	1,729,885
PPR SA	18,950	2,073,593
Sanofi-Aventis	46,582	3,414,330
Schneider Electric SA	41,317	4,317,410
Societe Generale Series A	19,378	1,581,592
Total SA Series B	102,562	6,136,926
Unibail-Rodamco	6,389	1,419,192
TOTAL FRANCE		47,433,674
Germany - 4.4%
Aixtron AG	135,700	4,067,672
BASF AG	39,844	2,140,084
Bayerische Motoren Werke AG (BMW)	57,542	2,819,285
Beiersdorf AG	32,240	1,987,852
Daimler AG (Reg.)	53,918	2,600,465
Common Stocks - continued
	Shares	Value
Germany - continued
Deutsche Bank AG	22,004	$ 1,576,146
Deutsche Boerse AG	36,623	2,970,559
Deutsche Post AG	58,109	982,941
E.ON AG	180,785	6,940,831
GEA Group AG	113,972	2,151,790
HeidelbergCement AG	52,766	3,162,595
MAN SE	39,453	3,250,034
Metro AG	13,600	755,694
Munich Re Group (Reg.)	9,825	1,556,257
SGL Carbon AG (a)	28,200	1,083,090
Siemens AG (Reg.)	60,573	5,452,781
TOTAL GERMANY		43,498,076
Greece - 0.5%
EFG Eurobank Ergasias SA	127,400	2,043,483
Hellenic Telecommunications Organization SA	74,802	1,265,861
National Bank of Greece SA (a)	56,200	2,091,511
TOTAL GREECE		5,400,855
Hong Kong - 0.9%
BYD Electronic International Co. Ltd. (a)	1,139,500	1,062,359
Cheung Kong Holdings Ltd.	167,000	2,119,501
Sinotruk Hong Kong Ltd.	1,059,000	1,259,242
Sun Hung Kai Properties Ltd.	147,000	2,227,182
Techtronic Industries Co. Ltd.	2,307,500	1,853,653
TOTAL HONG KONG		8,521,937
India - 0.4%
Indiabulls Real Estate Ltd. (a)	299,879	1,570,026
Reliance Industries Ltd.	30,578	1,238,173
Tata Steel Ltd.	159,920	1,581,912
TOTAL INDIA		4,390,111
Ireland - 1.6%
Covidien PLC	56,000	2,358,720
CRH PLC	83,323	2,036,618
Ingersoll-Rand Co. Ltd.	290,800	9,186,372
Paddy Power PLC (Ireland)	79,400	2,544,799
TOTAL IRELAND		16,126,509
Israel - 0.6%
Teva Pharmaceutical Industries Ltd. sponsored ADR	119,800	6,047,504
Italy - 0.6%
Fiat SpA (a)	293,400	4,386,608
Intesa Sanpaolo SpA	304,069	1,286,427
TOTAL ITALY		5,673,035
Japan - 8.3%
Asics Corp.	110,000	980,582
Canon, Inc.	104,950	3,957,134
Denso Corp.	89,300	2,440,102

	Shares	Value
Don Quijote Co. Ltd.	29,700	$ 793,767
Fanuc Ltd.	11,700	971,870
Goldcrest Co. Ltd.	23,480	712,773
Honda Motor Co. Ltd.	89,600	2,767,601
Japan Tobacco, Inc.	481	1,349,523
JSR Corp.	126,300	2,463,415
JTEKT Corp.	317,500	3,354,212
Keyence Corp.	9,500	1,886,088
Kirin Holdings Co. Ltd.	158,000	2,579,191
Mazda Motor Corp.	542,000	1,223,288
Misumi Group, Inc.	28,800	491,534
Mitsubishi Corp.	89,300	1,893,297
Mitsubishi UFJ Financial Group, Inc.	806,500	4,295,983
Mitsui & Co. Ltd.	197,500	2,593,902
Mitsui Sumitomo Insurance Group Holdings, Inc.	31,400	730,971
NHK Spring Co. Ltd.	68,000	530,972
Nichi-iko Pharmaceutical Co. Ltd.	33,000	981,712
Nitori Co. Ltd.	5,400	439,181
Nomura Holdings, Inc.	81,800	576,577
NSK Ltd.	271,000	1,574,533
Omron Corp.	207,900	3,500,980
ORIX Corp.	59,420	3,838,438
Rakuten, Inc.	3,995	2,736,133
Ricoh Co. Ltd.	193,000	2,623,062
Sawai Pharmaceutical Co. Ltd.	9,100	517,526
Shin-Etsu Chemical Co., Ltd.	61,800	3,277,516
SMC Corp.	10,700	1,222,057
Softbank Corp.	155,300	3,659,670
Sumco Corp.	112,200	2,141,272
Sumitomo Mitsui Financial Group, Inc.	63,100	2,144,896
Takashimaya Co. Ltd.	73,000	492,231
THK Co. Ltd.	95,800	1,655,498
Tokio Marine Holdings, Inc.	99,900	2,554,623
Tokyo Electron Ltd.	75,700	4,258,847
Toshiba Corp.	527,000	3,012,154
Toyota Motor Corp.	130,200	5,140,185
TOTAL JAPAN		82,363,296
Korea (South) - 1.0%
KB Financial Group, Inc. (a)	28,620	1,371,573
Kia Motors Corp. (a)	99,330	1,469,993
Lotte Shopping Co. Ltd.	468	131,693
MegaStudy Co. Ltd.	1,007	208,650
NHN Corp. (a)	11,388	1,673,458
Samsung Electronics Co. Ltd.	5,005	3,000,634
Shinhan Financial Group Co. Ltd. (a)	58,350	2,205,739
TOTAL KOREA (SOUTH)		10,061,740
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (c)	93,400	3,177,468
Common Stocks - continued
	Shares	Value
Luxembourg - continued
Millicom International Cellular SA (a)	15,000	$ 939,900
Tenaris SA	106,600	1,905,937
TOTAL LUXEMBOURG		6,023,305
Netherlands - 2.5%
Akzo Nobel NV	24,374	1,444,745
ASML Holding NV:
(Netherlands)	116,900	3,152,280
(NY Shares)	38,000	1,023,720
Gemalto NV (a)	46,834	1,976,929
ING Groep NV (Certificaten Van Aandelen) unit (a)	149,900	1,950,612
James Hardie Industries NV unit (a)	321,192	2,035,022
Koninklijke Philips Electronics NV	139,200	3,496,583
QIAGEN NV (a)	114,000	2,374,620
Randstad Holdings NV (a)	111,976	4,267,758
Royal DSM NV	54,494	2,392,889
TNT NV	13,000	345,873
TOTAL NETHERLANDS		24,461,031
Netherlands Antilles - 0.3%
Schlumberger Ltd.	52,800	3,284,160
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	7,300	45,260
Norway - 0.3%
DnB NOR ASA (a)	144,000	1,658,511
Pronova BioPharma ASA (a)	296,200	920,759
Sevan Marine ASA (a)	370,000	600,286
TOTAL NORWAY		3,179,556
Russia - 0.1%
Lukoil Oil Co. sponsored ADR	21,500	1,230,015
Singapore - 0.3%
Avago Technologies Ltd.	20,000	300,000
CapitaLand Ltd.	417,000	1,208,950
Keppel Corp. Ltd.	234,000	1,344,484
TOTAL SINGAPORE		2,853,434
South Africa - 0.7%
AngloGold Ashanti Ltd. sponsored ADR	26,800	1,006,072
MTN Group Ltd.	283,500	4,263,840
Naspers Ltd. Class N	38,100	1,387,157
TOTAL SOUTH AFRICA		6,657,069
Spain - 1.7%
Banco Bilbao Vizcaya Argentaria SA	151,412	2,706,309
Banco Santander SA	246,663	3,969,097
NH Hoteles SA (a)	79,900	419,161
Telefonica SA	353,227	9,863,729
TOTAL SPAIN		16,958,296
Sweden - 0.5%
Elekta AB (B Shares)	137,600	2,593,442

	Shares	Value
H&M Hennes & Mauritz AB (B Shares)	25,441	$ 1,445,000
Intrum Justitia AB	57,100	703,564
TOTAL SWEDEN		4,742,006
Switzerland - 4.0%
Actelion Ltd. (Reg.) (a)	61,362	3,387,737
Adecco SA (Reg.)	27,733	1,243,269
BB BIOTECH AG	19,114	1,310,467
Nestle SA (Reg.)	176,475	8,224,378
Nobel Biocare Holding AG (Switzerland)	56,850	1,617,796
Noble Corp.	37,000	1,507,380
Partners Group Holding	9,538	1,172,149
Roche Holding AG (participation certificate)	37,228	5,975,491
Sonova Holding AG	38,448	3,964,329
Swiss Reinsurance Co. (Reg.)	48,328	1,979,088
Syngenta AG (Switzerland)	2,100	497,144
UBS AG (For. Reg.) (a)	301,885	5,032,874
Zurich Financial Services AG (Reg.)	15,542	3,573,100
TOTAL SWITZERLAND		39,485,202
Taiwan - 0.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	310,350	1,211,045
MediaTek, Inc.	165,000	2,300,708
Taiwan Semiconductor Manufacturing Co. Ltd.	764,624	1,381,843
Wintek Corp. (a)	1,719,000	1,140,450
TOTAL TAIWAN		6,034,046
Thailand - 0.1%
Bangkok Bank Ltd. PCL (For. Reg.)	396,900	1,332,198
United Kingdom - 11.7%
Aberdeen Asset Management PLC	922,509	2,002,269
Aegis Group PLC	435,400	786,324
Anglo American PLC (United Kingdom) (a)	74,318	2,702,639
Babcock International Group PLC	145,600	1,449,814
Barclays PLC	1,130,288	5,925,900
Barclays PLC Sponsored ADR	157,000	3,281,300
BG Group PLC	267,888	4,640,085
BG Group PLC sponsored ADR	11,900	1,028,874
BHP Billiton PLC	278,765	7,521,911
Bovis Homes Group PLC	62,800	424,690
BP PLC	1,103,700	10,345,408
British American Tobacco PLC sponsored ADR	13,000	834,990
British Land Co. PLC	123,960	961,010
Carphone Warehouse Group PLC	913,058	2,759,767
Cookson Group PLC	126,670	759,287
Debenhams PLC	809,910	1,035,844
Hays PLC	468,790	753,497
HSBC Holdings PLC:
(Hong Kong) (Reg.)	74,645	824,308
(United Kingdom) (Reg.)	1,213,942	13,418,670
Common Stocks - continued
	Shares	Value
United Kingdom - continued
HSBC Holdings PLC: - continued
sponsored ADR	57,000	$ 3,157,230
IG Group Holdings PLC	288,329	1,428,656
Inchcape PLC (a)	1,615,900	778,651
InterContinental Hotel Group PLC	115,278	1,485,718
International Personal Finance PLC	517,515	1,744,344
Johnson Matthey PLC	56,210	1,303,072
Kesa Electricals PLC	352,300	768,702
Lloyds TSB Group PLC	153,100	218,758
Man Group PLC	703,767	3,581,878
Misys PLC	423,200	1,438,951
Mothercare PLC	23,700	224,125
National Grid PLC	98,300	978,824
Prudential PLC	218,655	1,997,767
Reckitt Benckiser Group PLC	88,541	4,411,877
Rio Tinto PLC (Reg.)	156,940	6,940,609
Royal Dutch Shell PLC Class B	294,707	8,486,704
Segro PLC	225,300	1,305,738
Serco Group PLC	291,556	2,419,710
SSL International PLC	264,504	2,755,397
Standard Chartered PLC (United Kingdom)	145,336	3,580,383
Taylor Wimpey PLC (a)	2,421,144	1,471,558
The Game Group PLC	180,900	440,156
Vodafone Group PLC sponsored ADR	51,112	1,134,175
Wolseley PLC (a)	78,760	1,600,835
Xstrata PLC	101,976	1,477,519
TOTAL UNITED KINGDOM		116,587,924
United States of America - 39.9%
3M Co.	27,000	1,986,390
Agilent Technologies, Inc.	82,000	2,028,680
Albemarle Corp.	32,000	1,010,560
Allscripts-Misys Healthcare Solutions, Inc.	13,000	253,500
Amazon.com, Inc. (a)	47,800	5,679,118
American Express Co.	373,000	12,995,320
Anadarko Petroleum Corp.	169,000	10,297,170
Apple, Inc. (a)	106,600	20,094,100
Applied Materials, Inc.	85,700	1,045,540
Applied Micro Circuits Corp. (a)	60,000	469,200
Ardea Biosciences, Inc. (a)	9,000	121,500
Arena Resources, Inc. (a)	13,000	484,380
Armstrong World Industries, Inc. (a)	80,000	2,980,000
AsiaInfo Holdings, Inc. (a)	27,400	604,444
Avon Products, Inc.	24,000	769,200
Ball Corp.	32,000	1,578,560
BioCryst Pharmaceuticals, Inc. (a)(c)	35,000	312,550
Blue Coat Systems, Inc. (a)	37,000	824,360
BMC Software, Inc. (a)	47,000	1,746,520
Bruker BioSciences Corp. (a)	92,000	997,280
C.H. Robinson Worldwide, Inc.	40,000	2,204,400
Cameron International Corp. (a)	4,000	147,880

	Shares	Value
CareFusion Corp. (a)	75,000	$ 1,677,750
Caterpillar, Inc.	33,000	1,816,980
Celanese Corp. Class A	403,560	11,077,722
Cerner Corp. (a)	21,000	1,596,840
Cisco Systems, Inc. (a)	527,000	12,041,950
Citrix Systems, Inc. (a)	204,000	7,499,040
CME Group, Inc.	11,300	3,419,493
Coach, Inc.	32,000	1,055,040
Comerica, Inc.	214,000	5,938,500
CONSOL Energy, Inc.	4,300	184,083
CSX Corp.	326,000	13,750,680
Cummins, Inc.	123,800	5,330,828
Dendreon Corp. (a)	65,000	1,642,550
Dow Chemical Co.	100,000	2,348,000
DSW, Inc. Class A (a)	146,000	2,803,200
eBay, Inc. (a)	151,000	3,362,770
ebix.com, Inc. (a)	10,000	616,000
Express Scripts, Inc. (a)	163,000	13,026,960
FedEx Corp.	24,000	1,744,560
Franklin Resources, Inc.	6,000	627,780
Freeport-McMoRan Copper & Gold, Inc.	24,600	1,804,656
G-III Apparel Group Ltd. (a)	51,000	816,510
Genworth Financial, Inc. Class A	65,000	690,300
Goldman Sachs Group, Inc.	41,000	6,976,970
Google, Inc. Class A (a)	38,200	20,479,784
Harley-Davidson, Inc.	99,000	2,467,080
Henry Schein, Inc. (a)	6,000	316,980
Hewlett-Packard Co.	214,000	10,156,440
ImmunoGen, Inc. (a)	45,523	304,549
Informatica Corp. (a)	56,000	1,188,880
Intel Corp.	81,000	1,547,910
iRobot Corp. (a)	73,000	976,010
J. Crew Group, Inc. (a)	19,000	774,820
Johnson Controls, Inc.	48,419	1,158,182
JPMorgan Chase & Co.	378,400	15,805,768
Kennametal, Inc.	33,000	777,480
King Pharmaceuticals, Inc. (a)	30,000	303,900
Lam Research Corp. (a)	98,000	3,304,560
Life Technologies Corp. (a)	186,000	8,773,620
Lubrizol Corp.	63,000	4,193,280
M&T Bank Corp. (c)	15,000	942,750
Mako Surgical Corp. (a)	79,700	721,285
Massey Energy Co.	10,000	290,900
McKesson Corp.	53,000	3,112,690
Medco Health Solutions, Inc. (a)	41,000	2,300,920
Micromet, Inc. (a)	100,000	511,000
Morgan Stanley	359,700	11,553,564
National Oilwell Varco, Inc. (a)	71,000	2,910,290
NetApp, Inc. (a)	23,000	622,150
Norfolk Southern Corp.	62,000	2,890,440
Occidental Petroleum Corp.	215,000	16,314,200
Oil States International, Inc. (a)	37,000	1,274,280
Owens-Illinois, Inc. (a)	30,000	956,400
Common Stocks - continued
	Shares	Value
United States of America - continued
Peabody Energy Corp.	14,000	$ 554,260
Philip Morris International, Inc.	97,000	4,593,920
PMC-Sierra, Inc. (a)	58,000	494,160
Polaris Industries, Inc.	51,000	2,145,570
Polo Ralph Lauren Corp. Class A	5,000	372,100
Precision Castparts Corp.	58,000	5,540,740
Pride International, Inc. (a)	62,000	1,832,720
Range Resources Corp.	29,000	1,451,450
Red Hat, Inc. (a)	41,000	1,058,210
Regal-Beloit Corp.	37,200	1,743,936
Republic Services, Inc.	7,000	181,370
Rockwell Automation, Inc.	6,000	245,700
Ross Stores, Inc.	93,306	4,106,397
Schweitzer-Mauduit International, Inc.	20,000	1,033,000
Smith International, Inc.	118,000	3,272,140
Solera Holdings, Inc.	61,000	1,965,420
Southwestern Energy Co. (a)	40,000	1,743,200
Starbucks Corp. (a)	48,000	911,040
Starwood Hotels & Resorts Worldwide, Inc.	44,000	1,278,640
SVB Financial Group (a)	5,000	206,250
Taleo Corp. Class A (a)	13,000	282,620
Targacept, Inc. (a)	13,000	243,750
Teradyne, Inc. (a)	493,000	4,126,410
TETRA Technologies, Inc. (a)	61,000	577,060
The Coca-Cola Co.	70,600	3,763,686
The Walt Disney Co.	147,000	4,023,390
TIBCO Software, Inc. (a)	7,000	61,250
TJX Companies, Inc.	210,000	7,843,500
U.S. Bancorp, Delaware	36,300	842,886
Union Pacific Corp.	394,500	21,752,732
United Therapeutics Corp. (a)	26,000	1,106,040
Unum Group	8,000	159,600
Verisk Analytics, Inc.	11,300	309,959
VF Corp.	11,000	781,440
Viacom, Inc. Class B (non-vtg.) (a)	204,700	5,647,673
Visa, Inc. Class A	50,700	3,841,032
Walgreen Co.	216,000	8,171,280
WD-40 Co.	7,000	220,430
WebMD Health Corp. Class A (a)	58,660	1,997,960
Wilmington Trust Corp., Delaware	174,000	2,096,700
WMS Industries, Inc. (a)	138,000	5,517,240
Wyndham Worldwide Corp.	95,370	1,626,059
TOTAL UNITED STATES OF AMERICA		397,132,846
TOTAL COMMON STOCKS (Cost $866,460,997)		950,195,472
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value
Italy - 0.3%
Intesa Sanpaolo SpA (Cost $2,966,215)	809,900	$ 2,651,774
Convertible Bonds - 0.4%
	Principal Amount
Bermuda - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 4.5% 4/15/12	$ 890,000	1,653,264
United States of America - 0.2%
Hertz Global Holdings, Inc. 5.25% 6/1/14	1,340,000	1,830,758
Micron Technology, Inc. 4.25% 10/15/13	320,000	486,000
TOTAL UNITED STATES OF AMERICA		2,316,758
TOTAL CONVERTIBLE BONDS (Cost $2,713,213)		3,970,022
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 0.20% (d)	14,197,415	14,197,415
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	4,452,550	4,452,550
TOTAL MONEY MARKET FUNDS (Cost $18,649,965)		18,649,965
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $890,790,390)		975,467,233
NET OTHER ASSETS - 1.9%		18,829,722
NET ASSETS - 100%		$ 994,296,955
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 284,883
Fidelity Securities Lending Cash Central Fund	182,875
Total	$ 467,758
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 397,132,846	$ 397,132,846	$ -	$ -
United Kingdom	116,587,924	70,646,325	45,941,599	-
Japan	82,363,296	-	82,363,296	-
France	47,433,674	33,942,329	13,491,345	-
Germany	43,498,076	33,868,684	9,629,392	-
Switzerland	39,485,202	33,955,184	5,530,018	-
Netherlands	24,461,031	13,826,534	10,634,497	-
Australia	20,046,117	-	20,046,117	-
China	17,637,943	8,349,282	9,288,661	-
Other	164,201,137	105,780,980	58,420,157	-
Corporate Bonds	3,970,022	-	3,970,022	-
Money Market Funds	18,649,965	18,649,965	-	-
Total Investments in Securities	$ 975,467,233	$ 716,152,129	$ 259,315,104	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 336,547
Total Realized Gain (Loss)	(1,382,609)
Total Unrealized Gain (Loss)	1,180,463
Cost of Purchases	-
Proceeds of Sales	(134,401)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $258,557,473 of which $115,120,141 and $143,437,332 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $4,135,025) - See accompanying schedule: Unaffiliated issuers (cost $872,140,425)	$ 956,817,268
Fidelity Central Funds (cost $18,649,965)	18,649,965
Total Investments (cost $890,790,390)		$ 975,467,233
Foreign currency held at value (cost $4)		4
Receivable for investments sold		50,934,030
Receivable for fund shares sold		839,931
Dividends receivable		1,362,376
Interest receivable		32,134
Distributions receivable from Fidelity Central Funds		4,964
Prepaid expenses		6,047
Other receivables		171,636
Total assets		1,028,818,355

Liabilities
Payable to custodian bank	$ 1,044,328
Payable for investments purchased	27,106,313
Payable for fund shares redeemed	712,533
Accrued management fee	741,957
Distribution fees payable	828
Other affiliated payables	301,708
Other payables and accrued expenses	161,183
Collateral on securities loaned, at value	4,452,550
Total liabilities		34,521,400

Net Assets		$ 994,296,955
Net Assets consist of:
Paid in capital		$ 1,180,525,164
Undistributed net investment income		5,696,383
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(276,596,321)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		84,671,729
Net Assets		$ 994,296,955

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($992,570 ÷ 66,349 shares)	$ 14.96

Maximum offering price per share (100/94.25 of $14.96)	$ 15.87
Class T: Net Asset Value and redemption price per share ($457,977 ÷ 30,659 shares)	$ 14.94

Maximum offering price per share (100/96.50 of $14.94)	$ 15.48
Class B: Net Asset Value and offering price per share ($224,477 ÷ 15,079 shares)A	$ 14.89

Class C: Net Asset Value and offering price per share ($335,417 ÷ 22,530 shares)A	$ 14.89

Worldwide: Net Asset Value, offering price and redemption price per share ($991,996,036 ÷ 66,211,078 shares)	$ 14.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($290,478 ÷ 19,369 shares)	$ 15.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 19,268,128
Interest		108,728
Income from Fidelity Central Funds		467,758
		19,844,614
Less foreign taxes withheld		(891,234)
Total income		18,953,380

Expenses
Management fee Basic fee	$ 6,270,401
Performance adjustment	1,382,658
Transfer agent fees	2,723,416
Distribution fees	3,837
Accounting and security lending fees	417,317
Custodian fees and expenses	191,487
Independent trustees' compensation	6,324
Registration fees	98,295
Audit	79,340
Legal	4,579
Miscellaneous	20,031
Total expenses before reductions	11,197,685
Expense reductions	(319,354)	10,878,331
Net investment income (loss)		8,075,049
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $64,613)	(130,979,988)
Foreign currency transactions	(506,161)
Futures contracts	1,233,316
Total net realized gain (loss)		(130,252,833)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $51,652)	233,637,400
Assets and liabilities in foreign currencies	54,443
Total change in net unrealized appreciation (depreciation)		233,691,843
Net gain (loss)		103,439,010
Net increase (decrease) in net assets resulting from operations		$ 111,514,059

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,075,049	$ 12,367,196
Net realized gain (loss)	(130,252,833)	(143,763,130)
Change in net unrealized appreciation (depreciation)	233,691,843	(564,532,626)
Net increase (decrease) in net assets resulting from operations	111,514,059	(695,928,560)
Distributions to shareholders from net investment income	(11,746,083)	(8,541,065)
Distributions to shareholders from net realized gain	-	(169,398,247)
Total distributions	(11,746,083)	(177,939,312)
Share transactions - net increase (decrease)	(40,383,349)	35,066,852
Redemption fees	26,981	83,803
Total increase (decrease) in net assets	59,411,608	(838,717,217)

Net Assets
Beginning of period	934,885,347	1,773,602,564
End of period (including undistributed net investment income of $5,696,383 and undistributed net investment income of $10,091,805, respectively)	$ 994,296,955	$ 934,885,347

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	4.09
Total from investment operations	4.08
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.96
Total Return B, C, D	37.50%
Ratios to Average Net Assets F, I
Expenses before reductions	1.52% A
Expenses net of fee waivers, if any	1.52% A
Expenses net of all reductions	1.49% A
Net investment income (loss)	(.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 993
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.01)
Net realized and unrealized gain (loss)	4.07
Total from investment operations	4.06
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.94
Total ReturnB, C, D	37.32%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.73% A
Expenses net of fee waivers, if any	1.73% A
Expenses net of all reductions	1.70% A
Net investment income (loss)	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 458
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.03)
Net realized and unrealized gain (loss)	4.04
Total from investment operations	4.01
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.89
Total Return B, C, D	36.86%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20% A
Expenses net of fee waivers, if any	2.20%A
Expenses net of all reductions	2.17%A
Net investment income (loss)	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 224
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.04)
Net realized and unrealized gain (loss)	4.05
Total from investment operations	4.01
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.89
Total Return B, C, D	36.86%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18% A
Expenses net of fee waivers, if any	2.18% A
Expenses net of all reductions	2.15% A
Net investment income (loss)	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 335
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.40	$ 25.18	$ 21.82	$ 19.05	$ 16.72
Income from Investment Operations
Net investment income (loss) B	.12	.16	.14	.17	.15 E
Net realized and unrealized gain (loss)	1.63	(9.44)	6.05	3.74	2.30
Total from investment operations	1.75	(9.28)	6.19	3.91	2.45
Distributions from net investment income	(.17)	(.12)	(.17)	(.10)	(.10)
Distributions from net realized gain	-	(2.38)	(2.66)	(1.04)	(.02)
Total distributions	(.17)	(2.50)	(2.83)	(1.14)	(.12)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 14.98	$ 13.40	$ 25.18	$ 21.82	$ 19.05
Total Return A	13.39%	(40.66)%	31.87%	21.31%	14.71%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.21%	1.04%	1.08%	1.07%
Expenses net of fee waivers, if any	1.27%	1.21%	1.04%	1.08%	1.07%
Expenses net of all reductions	1.24%	1.19%	1.02%	1.02%	1.01%
Net investment income (loss)	.92%	.84%	.66%	.85%	.82% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 991,996	$ 934,885	$ 1,773,603	$ 1,328,219	$ 1,181,044
Portfolio turnover rate D	224%	264%	128%	205%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)D	.06
Net realized and unrealized gain (loss)	4.06
Total from investment operations	4.12
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 15.00
Total Return B, C	37.87%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.17% A
Expenses net of fee waivers, if any	1.17% A
Expenses net of all reductions	1.15% A
Net investment income (loss)	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 290
Portfolio turnover rate F	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Worldwide and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated Worldwide on February 19, 2009. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 125,205,472
Gross unrealized depreciation	(59,513,558)
Net unrealized appreciation (depreciation)	$ 65,691,914

Tax Cost	$ 909,775,319

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,642,765
Capital loss carryforward	$ (258,557,473)
Net unrealized appreciation (depreciation)	$ 65,738,452

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 11,746,083	$ 54,093,535
Long-term Capital Gains	-	123,845,777
Total	$ 11,746,083	$ 177,939,312

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives. While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 1,233,316	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 1,233,316	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $1,233,316 for futures contracts.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,908,142,781 and $1,936,522,727, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 662	$ 232
Class T	.25%	.25%	758	420
Class B	.75%	.25%	1,106	1,042
Class C	.75%	.25%	1,311	1,056
			$ 3,837	$ 2,750

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,937
Class T	132
$ 2,069

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 845	.31*
Class T	435	.28*
Class B	286	.25*
Class C	324	.24*
Worldwide	2,721,292.31
Institutional Class	234	.21*
	$ 2,723,416

* Annualized

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $60,950 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,580 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $182,875.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Worldwide's operating expenses. During the period, this reimbursement reduced the class' expenses by $63,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $255,064 for the period In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $415.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Worldwide	$ 11,746,083	$ 8,541,065
From net realized gain
Worldwide	$ -	$ 169,398,247

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009A	2008	2009A	2008
Class A
Shares sold	68,262	-	$ 954,848	$ -
Shares redeemed	(1,913)	-	(30,621)	-
Net increase (decrease)	66,349	-	$ 924,227	$ -

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009A	2008	2009A	2008
Class T
Shares sold	31,350	-	$ 413,190	$ -
Shares redeemed	(691)	-	(10,728)	-
Net increase (decrease)	30,659	-	$ 402,462	$ -
Class B
Shares sold	16,229	-	$ 199,531	$ -
Shares redeemed	(1,150)	-	(18,389)	-
Net increase (decrease)	15,079	-	$ 181,142	$ -
Class C
Shares sold	23,542	-	$ 304,403	$ -
Shares redeemed	(1,012)	-	(14,575)	-
Net increase (decrease)	22,530	-	$ 289,828	$ -
Worldwide
Shares sold	9,823,250	15,425,394	$ 126,506,866	$ 303,265,276
Reinvestment of distributions	959,833	7,926,720	11,413,258	172,247,752
Shares redeemed	(14,319,175)	(24,051,522)	(180,350,310)	(440,446,176)
Net increase (decrease)	(3,536,092)	(699,408)	$ (42,430,186)	$ 35,066,852
Institutional Class
Shares sold	19,375	-	$ 249,261	$ -
Shares redeemed	(6)	-	(83)	-
Net increase (decrease)	19,369	-	$ 249,178	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund	12/07/09	12/04/09	$0.348	-
Fidelity International Capital Appreciation Fund	12/07/09	12/04/09	$0.07	$0.12
Fidelity Overseas Fund	12/07/09	12/04/09	$0.455	$0.01
Fidelity Worldwide Fund	12/07/09	12/04/09	$.092	$.015

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Worldwide Fund	58%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

Fidelity Diversified International Fund	100%
Fidelity International Capital Appreciation Fund	39%
Fidelity Overseas Fund	95%
Fidelity Worldwide Fund	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund	12/08/08	$0.3560	$0.0444
Fidelity International Capital Appreciation Fund	12/08/08	$0.0490	$0.0194
Fidelity Overseas Fund	12/08/08	$0.4090	$0.0391
Fidelity Worldwide Fund	12/08/08	$0.1610	$0.0163

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance (for the retail class, in the case of Diversified International Fund and Overseas Fund), as well as each fund's relative investment performance (for the retail class, in the case of Diversified International Fund and Overseas Fund) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds (or a custom peer group of mutual funds, in the case of International Capital Appreciation Fund) deemed appropriate by the Board over multiple periods.

For each of Diversified International Fund, Overseas Fund, and Worldwide Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of Diversified International Fund and Overseas Fund had less than one year of performance as of December 31, 2008, Diversified International Fund and Overseas Fund did not offer Class F as of December 31, 2008, and Worldwide Fund did not offer Advisor classes as of December 31, 2008.)

For International Capital Appreciation Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund (or the retail class, in the case of Diversified International Fund and Overseas Fund).

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Diversified International (retail class) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Overseas (retail class) of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. For each of Diversified International Fund and International Capital Appreciation Fund, the Board reviewed the year-to-date performance of the fund (or the retail class, in the case of Diversified International Fund) through May 31, 2009 and stated that it exceeded the fund's benchmark. For each of Overseas Fund and Worldwide Fund, the Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders of International Capital Appreciation Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning March 1, 2001. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to March 1, 2001 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2004 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

Annual Report

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of Worldwide Fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each of International Capital Appreciation Fund's and Worldwide Fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of the total expenses of each class of each of Diversified International Fund and Overseas Fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each of International Capital Appreciation Fund's and Worldwide Fund's total expenses and the total expenses of each class of Diversified International Fund and Overseas Fund ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of International Capital Appreciation Fund and Worldwide Fund and the total expenses of each class of Diversified International Fund and Overseas Fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Diversified International Fund, Overseas Fund, and Worldwide Fund

The Northern Trust Company
Chicago, IL

International Capital Appreciation Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

IBD-UANNPRO-1209
1.784774.106

Fidelity®
Diversified International
Fund -
Class F

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class F A	24.46%	4.78%	5.73%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Diversified International, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund - Class F on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year ending October 31, 2009, the fund's Class F shares trailed the MSCI EAFE. (For specific class-level results, please see the performance section of this report.) A combination of unfavorable stock selection in financials and an underweighting in the sector, which performed well during the period, was the biggest detractor from relative results. In addition, stock picks and an underweighting in the capital goods industry dampened returns. Adverse stock and market selection within technology also hurt, with our results heavily influenced by one holding that disappointed - Indonesian software maker Satyam Computer Services. Regionally, weak stock picking and lower-than-benchmark exposure to the strong-performing Australian market and dollar did the most damage. Security selection in Japan weighed on returns as well, but that negative was partially offset by being significantly underweighted in this lagging market. Unfavorable country allocations within Europe also detracted, as did a modest cash position. The biggest individual detractor was an overweighted position in Japanese financial firm ORIX, closely followed by our stake in Satyam. Conversely, stock choices in consumer discretionary - primarily in automobiles/components and retailing - and an underweighting in automobiles/components added the most to relative performance. Underweighted exposure to the weak-performing utilities sector also helped, as did security selection in telecommunication services and energy. On a geographic basis, the fund benefited from its modest out-of-index exposure to Canada and Brazil - markets that fared extremely well, bolstered in part by a weak U.S. dollar - and from some strong-performing U.S. holdings. In terms of specific contributors, largely avoiding German automaker and index constituent Volkswagen paid off nicely, as did an overweighting in Belgium-based Anheuser-Busch InBev. Some stocks mentioned in this report were not held at period end.

Note to shareholders: The fund reopened to new accounts on March 31, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Diversified International

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Diversified International and Class K, and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Diversified International	1.01%
Actual		$ 1,000.00	$ 1,280.30	$ 5.81B
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14C
Class K	.79%
Actual		$ 1,000.00	$ 1,281.70	$ 4.54B
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02C
Class F	.71%
Actual		$ 1,000.00	$ 1,154.60	$ 2.68B
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62C

A 5% return per year before expenses

B Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Diversified International and Class K and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Diversified International

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom	17.4%
Japan	14.5%
United States of America	10.4%
France	9.7%
Switzerland	8.9%
Germany	6.9%
Canada	5.3%
Spain	4.7%
Italy	2.9%
Other	19.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom	17.3%
Japan	15.4%
Switzerland	11.3%
United States of America	8.6%
Germany	7.9%
France	7.7%
Canada	6.4%
Spain	4.0%
Italy	2.9%
Other	18.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.3	97.2
Short-Term Investments and Net Other Assets	3.7	2.8
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.3	1.3
Telefonica SA (Spain, Diversified Telecommunication Services)	2.1	1.9
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.9	1.9
Nestle SA (Reg.) (Switzerland, Food Products)	1.9	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	1.5
E.ON AG (Germany, Electric Utilities)	1.4	1.6
Toyota Motor Corp. sponsored ADR (Japan, Automobiles)	1.3	1.6
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.3	1.4
Sanofi-Aventis (France, Pharmaceuticals)	1.1	0.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.2
	15.8
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	16.6
Industrials	9.8	10.8
Energy	9.8	9.5
Consumer Staples	9.3	11.2
Health Care	9.1	10.7
Information Technology	9.3	9.8
Consumer Discretionary	9.1	10.5
Materials	7.2	7.4
Telecommunication Services	7.0	6.7
Utilities	3.5	4.0

Annual Report

Diversified International

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Australia - 2.0%
AMP Ltd.	9,328,713	$ 49,137,637
BHP Billiton Ltd. sponsored ADR (c)	5,901,000	386,987,580
CSL Ltd.	1,000,000	28,068,376
National Australia Bank Ltd.	1,500,000	39,619,394
Newcrest Mining Ltd.	2,500,000	71,838,011
QBE Insurance Group Ltd.	7,578,885	152,579,248
TOTAL AUSTRALIA		728,230,246
Bailiwick of Jersey - 1.1%
Experian PLC	16,500,000	151,431,422
Informa PLC (d)	33,962,087	163,485,254
WPP PLC	8,000,000	71,719,125
TOTAL BAILIWICK OF JERSEY		386,635,801
Belgium - 1.1%
Anheuser-Busch InBev SA NV	8,258,700	388,959,645
Anheuser-Busch InBev SA NV (strip VVPR) (a)	5,339,200	39,285
TOTAL BELGIUM		388,998,930
Bermuda - 0.3%
Clear Media Ltd. (a)	22,325,000	9,896,263
Huabao International Holdings Ltd.	21,290,000	20,308,104
Seadrill Ltd. (a)(c)	4,000,000	83,547,266
TOTAL BERMUDA		113,751,633
Brazil - 1.3%
Banco Santander (Brasil) SA ADR (a)	7,000,000	83,020,000
BR Malls Participacoes SA (a)	4,500,000	48,265,387
Itau Unibanco Banco Multiplo SA ADR	6,270,000	120,007,800
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,300,000	60,086,000
Vivo Participacoes SA sponsored ADR	5,000,000	121,250,000
Votorantim Celulose e Papel SA sponsored ADR (a)	2,400,000	32,976,000
TOTAL BRAZIL		465,605,187
Canada - 5.3%
Agnico-Eagle Mines Ltd. (Canada)	896,500	47,687,491
Air Canada:
warrants 10/27/12 (a)(e)	3,421,100	521,292
Class A (a)(e)	6,842,200	6,824,192
Barrick Gold Corp.	1,286,600	46,290,748
Canadian Natural Resources Ltd.	2,700,000	175,087,962
Canadian Pacific Railway Ltd.	2,000,000	86,623,263
Cequence Energy Ltd. (a)	2,468	7,977
CGI Group, Inc. Class A (sub. vtg.) (a)	474,500	5,792,945
Crescent Point Energy Corp.	340,000	11,554,694
EnCana Corp.	3,068,000	169,995,844
Flint Energy Services Ltd. (a)	1,000,000	10,850,995
Niko Resources Ltd. (d)	2,525,000	204,266,519
Open Text Corp. (a)	1,000,000	37,308,953
OZ Optics Ltd. unit (a)(g)	102,000	481,440
Painted Pony Petroleum Ltd. (a)(e)	677,100	3,676,731

	Shares	Value
Painted Pony Petroleum Ltd. Class A (a)	734,000	$ 3,972,148
PetroBakken Energy Ltd. Class A	4,250,000	122,533,130
Petrobank Energy & Resources Ltd. (a)(c)(d)	5,475,000	239,355,866
Research In Motion Ltd. (a)	1,650,800	96,951,498
Royal Bank of Canada	700,000	35,425,036
Silver Wheaton Corp. (a)	5,000,000	62,797,248
Suncor Energy, Inc.	9,992,000	331,451,854
Toronto-Dominion Bank	600,000	34,176,479
Trican Well Service Ltd. (d)	7,000,000	81,839,590
Ultra Petroleum Corp. (a)	660,200	32,052,710
Westernzagros Resources Ltd. (a)	3,497,100	4,295,279
Yamana Gold, Inc.	2,945,900	31,231,410
TOTAL CANADA		1,883,053,294
Cayman Islands - 0.1%
Belle International Holdings Ltd.	16,510,000	16,669,343
China Dongxiang Group Co. Ltd.	8,480,000	5,181,302
Hengan International Group Co. Ltd.	4,992,000	32,135,276
TOTAL CAYMAN ISLANDS		53,985,921
China - 0.5%
Baidu.com, Inc. sponsored ADR (a)	114,600	43,309,632
China Merchants Bank Co. Ltd. (H Shares)	38,141,850	97,582,406
Global Bio-Chem Technology Group Co. Ltd.	36,981,600	9,001,587
NetEase.com, Inc. sponsored ADR (a)	548,400	21,179,208
TOTAL CHINA		171,072,833
Czech Republic - 0.0%
Komercni Banka AS	25,000	4,972,797
Denmark - 1.1%
A.P. Moller - Maersk AS Series B	160	1,100,874
Carlsberg AS Series B	1,582,733	111,715,703
Novo Nordisk AS Series B	4,042,300	251,754,616
William Demant Holding AS (a)	567,348	40,550,497
TOTAL DENMARK		405,121,690
Finland - 0.1%
Nokian Tyres PLC	1,778,000	38,042,687
France - 9.7%
Accor SA	478,682	23,016,417
Alcatel-Lucent SA sponsored ADR (a)	14,000,000	51,660,000
Alstom SA	672,859	46,858,643
Atos Origin SA (a)	1,003,169	47,150,254
AXA SA	85,138	2,117,254
AXA SA sponsored ADR	9,711,800	240,852,640
BNP Paribas SA (c)	4,273,515	323,553,152
Bouygues SA	2,227,761	105,396,114
Cap Gemini SA (c)	5,037,700	234,332,119
CNP Assurances	400,000	38,713,537
Credit Agricole SA	3,210,944	61,921,972
Danone	2,639,828	159,095,386
Common Stocks - continued
	Shares	Value
France - continued
Dassault Aviation SA	36,265	$ 27,136,489
Essilor International SA	2,100,000	117,893,228
Financiere Marc de Lacharriere SA (Fimalac) (c)	900,000	47,009,401
GDF Suez	2,124,314	89,107,607
Iliad Group SA	325,000	35,247,301
L'Oreal SA	1,100,000	112,775,177
LVMH Moet Hennessy - Louis Vuitton	800,000	83,172,006
Neopost SA	600,000	52,640,287
Pernod Ricard SA (c)	2,372,905	198,302,068
PPR SA	2,000,000	218,848,916
Renault SA (a)	15,900	715,968
Sanofi-Aventis	5,439,362	398,689,994
Schneider Electric SA	1,943,517	203,087,353
Societe Generale Series A	2,910,780	194,378,800
Technip SA	1,150,000	72,480,460
Total SA Series B	2,200,000	131,639,756
Unibail-Rodamco	274,439	60,961,265
Vallourec SA	529,190	83,869,172
TOTAL FRANCE		3,462,622,736
Germany - 6.8%
Aixtron AG	2,051,600	61,497,682
Allianz AG sponsored ADR	14,738,700	167,284,245
BASF AG	1,801,474	96,760,006
Bayer AG	18,110	1,258,669
Bayerische Motoren Werke AG (BMW)	2,315,230	113,435,290
Beiersdorf AG	29,000	1,788,080
Daimler AG (Reg.)	1,936,056	93,375,983
Deutsche Boerse AG	3,503,226	284,153,093
E.ON AG	13,259,440	509,066,226
Fresenius Medical Care AG & Co. KGaA	2,204,700	106,900,551
Fresenius SE	2,700,000	134,532,044
GEA Group AG	4,500,000	84,959,939
GFK AG	1,600,000	50,668,410
HeidelbergCement AG	275,400	16,506,438
Linde AG	1,436,129	150,871,031
Metro AG	881,300	48,970,076
Munich Re Group (Reg.)	943,740	149,486,191
RWE AG	808,900	71,063,107
SAP AG	500,000	22,635,000
Siemens AG:
(Reg.)	26,550	2,390,031
sponsored ADR	3,090,000	278,161,800
TOTAL GERMANY		2,445,763,892
Greece - 0.2%
Alpha Bank AE (a)	986,100	19,285,059

	Shares	Value
Hellenic Telecommunications Organization SA	2,104,477	$ 35,613,696
Piraeus Bank SA	1,905,100	33,220,881
TOTAL GREECE		88,119,636
Hong Kong - 1.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	7,982,500	100,978,625
Hong Kong Exchange & Clearing Ltd.	4,000,000	70,412,242
Hutchison Whampoa Ltd.	10,000,000	70,190,671
Li & Fung Ltd.	5,000,000	20,795,326
Swire Pacific Ltd. (A Shares)	5,007,500	61,025,338
Wharf Holdings Ltd.	7,226,000	39,043,926
TOTAL HONG KONG		362,446,128
India - 1.2%
HDFC Bank Ltd.	800,000	27,267,683
Indiabulls Financial Services Ltd.	1,039,597	3,699,678
Indiabulls Real Estate Ltd. (a)	1,710,239	8,954,011
Infosys Technologies Ltd.	2,807,942	130,513,383
Reliance Industries Ltd.	840,000	34,013,504
State Bank of India	3,327,536	153,665,639
Tata Steel Ltd.	6,648,141	65,762,699
TOTAL INDIA		423,876,597
Indonesia - 0.2%
PT Indosat Tbk sponsored ADR	269,200	7,133,800
PT Perusahaan Gas Negara Tbk Series B	130,000,000	48,370,887
TOTAL INDONESIA		55,504,687
Ireland - 1.1%
Covidien PLC	2,250,000	94,770,000
CRH PLC	5,936,269	145,096,932
Ryanair Holdings PLC sponsored ADR (a)	5,603,300	152,801,991
TOTAL IRELAND		392,668,923
Israel - 0.3%
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,000,000	100,960,000
Italy - 2.6%
ENI SpA sponsored ADR	3,700,000	183,446,000
Fiat SpA (a)	19,699,100	294,520,220
Intesa Sanpaolo SpA	43,666,955	184,742,060
Telecom Italia SpA sponsored ADR	6,000,000	95,160,000
UniCredit SpA	46,687,257	157,329,030
Unione di Banche Italiane SCPA	1,200,000	17,190,647
TOTAL ITALY		932,387,957
Japan - 14.5%
Canon, Inc. sponsored ADR	4,743,300	178,632,678
Daiichi Sankyo Kabushiki Kaisha	2,093,600	40,902,356
Denso Corp.	7,000,000	191,273,354
East Japan Railway Co.	1,650,000	105,669,902
Eisai Co. Ltd.	1,850,000	65,697,690
Common Stocks - continued
	Shares	Value
Japan - continued
Fanuc Ltd.	1,700,000	$ 141,211,875
Fast Retailing Co. Ltd.	555,000	91,354,413
Honda Motor Co. Ltd.	5,000,000	154,441,996
Hoya Corp.	1,999,500	44,005,987
Ibiden Co. Ltd.	1,000,000	35,804,504
Japan Tobacco, Inc.	29,838	83,715,311
JSR Corp.	4,543,500	88,618,588
Jupiter Telecommunications Co.	20,000	18,281,754
Keyence Corp.	880,000	174,711,345
Kubota Corp.	1,500,000	11,656,813
Kyocera Corp.	1,020,700	85,625,427
Mazda Motor Corp.	8,955,000	20,211,329
Mitsubishi Corp.	7,615,700	161,464,492
Mitsubishi UFJ Financial Group, Inc.	68,342,000	364,037,297
Mitsui & Co. Ltd.	13,450,000	176,647,987
Murata Manufacturing Co. Ltd.	1,459,400	71,210,445
NGK Insulators Ltd.	4,111,000	92,214,721
Nikon Corp.	4,300,000	80,146,324
Nintendo Co. Ltd.	360,000	90,301,892
Nippon Telegraph & Telephone Corp.	1,600,000	66,023,473
Nitto Denko Corp.	2,000,000	60,402,968
Nomura Holdings, Inc.	29,395,400	207,196,885
NSK Ltd.	5,000,000	29,050,429
Omron Corp.	4,001,300	67,380,820
ORIX Corp.	2,740,000	176,999,656
Promise Co. Ltd. (c)	1,500,000	9,535,159
Rakuten, Inc.	170,000	116,431,200
Ricoh Co. Ltd.	5,500,000	74,750,463
ROHM Co. Ltd.	1,239,100	82,177,884
Sankyo Co. Ltd. (Gunma)	1,100,000	62,835,377
Seven & i Holdings Co., Ltd.	3,778,600	82,726,662
Shin-Etsu Chemical Co., Ltd.	1,688,200	89,532,410
Softbank Corp.	1,666,400	39,268,991
Sony Financial Holdings, Inc.	32,710	93,870,622
Sumco Corp.	3,964,900	75,667,832
Sumitomo Corp.	6,500,000	63,103,629
Sumitomo Metal Industries Ltd.	15,000,000	38,323,956
Sumitomo Mitsui Financial Group, Inc.	6,764,200	229,928,752
THK Co. Ltd.	5,000,000	86,403,869
Tokai Carbon Co. Ltd.	6,000,000	28,962,542
Tokyo Electron Ltd.	2,150,000	120,958,018
Toshiba Corp.	26,056,000	148,927,315
Toyota Motor Corp. sponsored ADR	5,970,100	470,981,189
Yahoo! Japan Corp. (c)	299,774	91,889,145
TOTAL JAPAN		5,181,167,726
Korea (South) - 1.6%
Amorepacific Corp.	139,531	95,939,650
LG Household & Health Care Ltd.	200,000	41,386,090
Lotte Shopping Co. Ltd.	71,612	20,151,312

	Shares	Value
NHN Corp. (a)	1,000,000	$ 146,949,287
Samsung Electronics Co. Ltd.	470,100	281,837,739
TOTAL KOREA (SOUTH)		586,264,078
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (c)	2,250,000	76,545,000
SES SA FDR (France) unit	5,630,000	122,242,615
TOTAL LUXEMBOURG		198,787,615
Mexico - 0.4%
America Movil SAB de CV Series L sponsored ADR	2,013,600	88,860,168
Cemex SA de CV sponsored ADR	5,750,000	59,685,000
TOTAL MEXICO		148,545,168
Netherlands - 1.6%
Akzo Nobel NV	755,800	44,799,315
Gemalto NV (a)	1,700,000	71,759,400
ING Groep NV (Certificaten Van Aandelen) unit (a)	85,500	1,112,591
Koninklijke KPN NV	10,137,900	184,242,570
Koninklijke Philips Electronics NV	90,000	2,260,722
Koninklijke Philips Electronics NV (NY Shares)	2,934,500	73,626,605
QIAGEN NV (a)	2,041,000	42,514,030
Randstad Holdings NV (a)	2,180,046	83,088,409
Royal DSM NV	1,358,700	59,661,946
Unilever NV (Certificaten Van Aandelen) unit	50,000	1,545,495
TOTAL NETHERLANDS		564,611,083
Netherlands Antilles - 0.5%
Schlumberger Ltd.	2,890,200	179,770,440
Norway - 0.7%
DnB NOR ASA (a)(c)	5,627,000	64,808,622
Pronova BioPharma ASA (a)(d)	15,500,000	48,182,882
StatoilHydro ASA	122,000	2,895,479
Telenor ASA (a)	9,410,000	121,854,578
TOTAL NORWAY		237,741,561
Papua New Guinea - 0.5%
Lihir Gold Ltd.	60,000,000	164,055,454
South Africa - 0.8%
Aspen Pharmacare Holdings Ltd.	146,200	1,238,840
Impala Platinum Holdings Ltd.	7,000,000	156,172,800
MTN Group Ltd.	8,644,800	130,017,792
TOTAL SOUTH AFRICA		287,429,432
Spain - 4.7%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (c)	3,141,935	55,926,443
Banco Santander SA	152,000	2,445,859
Banco Santander SA:
rights 11/2/09 (a)	152,000	26,841
Common Stocks - continued
	Shares	Value
Spain - continued
Banco Santander SA: - continued
sponsored ADR (c)	18,250,000	$ 293,095,000
Enagas SA	5,000,649	103,169,045
Grupo Acciona SA	290,000	35,462,883
Grupo Ferrovial SA	2,300,000	95,647,807
Iberdrola SA (c)	14,570,200	132,504,007
Inditex SA	1,755,565	103,336,067
Red Electrica Corporacion SA	1,700,000	88,082,568
Telefonica SA	27,590,200	770,445,795
TOTAL SPAIN		1,680,142,315
Sweden - 0.4%
H&M Hennes & Mauritz AB (B Shares)	1,880,995	106,836,881
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (c)	4,700,000	48,880,000
TOTAL SWEDEN		155,716,881
Switzerland - 8.9%
Actelion Ltd. (Reg.) (a)	3,043,726	168,041,203
Alcon, Inc.	725,000	103,522,750
ARYZTA AG	2,000,000	78,744,762
Bank Sarasin & Co. Ltd. Series B (Reg.)	48,400	1,931,566
Credit Suisse Group (Reg.)	1,500,000	80,170,138
Kuehne & Nagel International AG	1,400,000	127,161,095
Lonza Group AG	125,817	9,803,205
Nestle SA (Reg.)	14,222,360	662,813,815
Nobel Biocare Holding AG (Switzerland)	2,350,000	66,874,574
Roche Holding AG (participation certificate)	3,203,717	514,230,767
Schindler Holding AG (Reg.)	1,300,000	90,078,940
SGS Societe Generale de Surveillance Holding SA (Reg.)	82,550	110,619,092
Sonova Holding AG	2,100,000	216,528,604
Sulzer AG (Reg.)	885,300	69,195,069
Swiss Reinsurance Co. (Reg.)	1,330,645	54,491,475
Tecan Group AG (d)	1,100,000	67,537,277
Transocean Ltd. (a)	1,663,800	139,609,458
UBS AG:
(For. Reg.) (a)	4,272,205	71,224,035
(NY Shares) (a)	11,800,000	195,762,000
Zurich Financial Services AG (Reg.)	1,495,271	343,762,235
TOTAL SWITZERLAND		3,172,102,060
Taiwan - 0.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	34,500,000	134,625,561
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	8,039,998	76,701,581
TOTAL TAIWAN		211,327,142

	Shares	Value
United Kingdom - 17.4%
Anglo American PLC (United Kingdom) (a)	1,141,328	$ 41,505,385
AstraZeneca PLC (United Kingdom)	1,200,000	53,887,808
Barclays PLC	63,622,287	333,560,418
Barratt Developments PLC (a)	4,100,000	9,094,094
Bellway PLC	2,450,000	29,403,817
BG Group PLC	10,000,900	173,225,488
BHP Billiton PLC	4,000,000	107,931,931
Bovis Homes Group PLC (d)	7,250,000	49,028,663
BP PLC sponsored ADR	4,200,000	237,804,000
British American Tobacco PLC:
(United Kingdom)	47,200	1,504,577
sponsored ADR	2,508,000	161,088,840
British Land Co. PLC	11,588,678	89,842,148
Capita Group PLC	20,500,451	256,807,795
Carphone Warehouse Group PLC	20,856,732	63,040,594
Centrica PLC	424,000	1,728,474
easyJet PLC (a)(d)	28,500,000	168,495,470
GlaxoSmithKline PLC sponsored ADR	250,000	10,290,000
HSBC Holdings PLC:
(United Kingdom) (Reg.)	475,223	5,253,019
sponsored ADR (c)	14,844,300	822,225,778
Imperial Tobacco Group PLC	5,676,100	167,742,377
Inchcape PLC (a)	121,790,000	58,686,740
International Power PLC	14,835,892	61,868,221
ITV PLC	20,883,300	14,657,351
Johnson Matthey PLC	1,000,000	23,182,216
Man Group PLC	36,357,500	185,044,404
Misys PLC	15,000,355	51,003,724
National Grid PLC	6,319,500	62,926,528
Next PLC	2,500,000	73,675,775
Pearson PLC	7,000,000	95,675,894
Persimmon PLC	4,200,000	27,816,689
Prudential PLC	17,440,819	159,350,082
QinetiQ Group PLC	8,630,000	23,265,061
Reckitt Benckiser Group PLC	9,000,000	448,457,668
Rio Tinto PLC:
(Reg.)	1,147,952	50,767,722
sponsored ADR (c)	1,000,000	178,030,000
Royal Dutch Shell PLC:
Class A (United Kingdom)	164,500	4,880,275
Class A sponsored ADR	4,049,200	240,562,972
Class B ADR	6,008,200	349,436,912
Segro PLC	6,947,400	40,264,032
Standard Chartered PLC (United Kingdom)	11,355,070	279,734,521
Tesco PLC	34,885,147	233,307,407
Vodafone Group PLC	680,000	1,499,105
Vodafone Group PLC sponsored ADR	30,159,000	669,228,210
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Wolseley PLC (a)	2,000,000	$ 40,650,968
Xstrata PLC	4,953,166	71,765,852
TOTAL UNITED KINGDOM		6,229,199,005
United States of America - 6.7%
Allergan, Inc.	2,960,500	166,528,125
AMETEK, Inc.	900,000	31,401,000
C. R. Bard, Inc.	900,000	67,563,000
CME Group, Inc.	307,000	92,901,270
Coach, Inc.	2,072,900	68,343,513
Cummins, Inc.	1,100,000	47,366,000
CVS Caremark Corp.	1,452,300	51,266,190
Danaher Corp.	450,000	30,703,500
ENSCO International, Inc.	2,402,400	110,005,896
Express Scripts, Inc. (a)	1,500,000	119,880,000
Goldman Sachs Group, Inc.	640,000	108,908,800
Google, Inc. Class A (a)	306,800	164,481,616
Henry Schein, Inc. (a)	800,000	42,264,000
JPMorgan Chase & Co.	4,190,900	175,053,893
Medco Health Solutions, Inc. (a)	1,350,000	75,762,000
Microsoft Corp.	1,448,000	40,153,040
Morgan Stanley	5,220,500	167,682,460
Newmont Mining Corp.	1,000,000	43,460,000
Pfizer, Inc.	7,111,500	121,108,845
Philip Morris International, Inc.	4,000,000	189,440,000
PNC Financial Services Group, Inc.	2,061,100	100,870,234
Pride International, Inc. (a)	1,038,000	30,683,280
Range Resources Corp.	707,200	35,395,360
State Street Corp.	700,000	29,386,000
Synthes, Inc.	300,000	35,669,038
Visa, Inc. Class A	1,800,000	136,368,000
Wells Fargo & Co.	4,044,780	111,312,346
TOTAL UNITED STATES OF AMERICA		2,393,957,406
TOTAL COMMON STOCKS (Cost $31,642,660,004)		34,294,638,941
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.1%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	792,000	26,094,820
Italy - 0.3%
Fiat SpA (a)	4,930,600	43,969,084
Intesa Sanpaolo SpA	22,000,000	72,032,373
TOTAL ITALY		116,001,457
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $150,344,568)		142,096,277
Money Market Funds - 6.0%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (f)	1,182,345,265	$ 1,182,345,265
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(f)	969,781,454	969,781,454
TOTAL MONEY MARKET FUNDS (Cost $2,152,126,719)		2,152,126,719
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $33,945,131,291)		36,588,861,937
NET OTHER ASSETS - (2.3)%		(839,528,804)
NET ASSETS - 100%		$ 35,749,333,133
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,022,215 or 0.0% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $481,440 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,769,282
Fidelity Securities Lending Cash Central Fund	22,941,366
Total	$ 31,710,648
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bovis Homes Group PLC	$ 36,892,190	$ 2,746,800	$ -	$ -	$ 49,028,663
easyJet PLC	149,638,996	4,142,767	10,393,440	-	168,495,470
European Capital Ltd.	13,349,451	-	-	-	-
Flint Energy Services Ltd.	20,173,329	-	11,966,493	-	-
Informa PLC	91,463,882	25,683,318	16,413,166	3,631,670	163,485,254
Niko Resources Ltd.	194,858,186	-	110,125,793	301,830	204,266,519
Petrobank Energy & Resources Ltd.	89,650,025	13,088,112	-	-	239,355,866
Pronova BioPharma ASA	33,771,424	6,967,044	-	-	48,182,882
Tecan Group AG	49,374,624	-	-	730,945	67,537,277
Trican Well Service Ltd.	69,582,435	-	3,233,004	515,522	81,839,590
Total	$ 748,754,542	$ 52,628,041	$ 152,131,896	$ 5,179,967	$ 1,022,191,521
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,229,199,005	$ 5,782,726,356	$ 446,472,649	$ -
Japan	5,181,167,726	649,613,867	4,531,553,859	-
France	3,462,622,736	2,930,175,732	532,447,004	-
Switzerland	3,172,102,060	3,020,707,887	151,394,173	-
Germany	2,471,858,712	2,353,457,698	118,401,014	-
United States of America	2,393,957,406	2,393,957,406	-	-
Canada	1,883,053,294	1,878,895,123	3,676,731	481,440
Spain	1,680,142,315	907,250,661	772,891,654	-
Italy	1,048,389,414	1,048,389,414	-	-
Other	6,914,242,550	4,581,636,204	2,332,606,346	-
Money Market Funds	2,152,126,719	2,152,126,719	-	-
Total Investments in Securities	$ 36,588,861,937	$ 27,698,937,067	$ 8,889,443,430	$ 481,440
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 16,942,832
Total Realized Gain (Loss)	(72,993,522)
Total Unrealized Gain (Loss)	71,016,258
Cost of Purchases	-
Proceeds of Sales	(14,484,128)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 481,440
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (750,210)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $4,558,512,169 of which $956,598,602 and $3,601,913,567 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $906,642,612) - See accompanying schedule: Unaffiliated issuers (cost $30,542,223,032)	$ 33,414,543,697
Fidelity Central Funds (cost $2,152,126,719)	2,152,126,719
Other affiliated issuers (cost $1,250,781,540)	1,022,191,521
Total Investments (cost $33,945,131,291)		$ 36,588,861,937
Foreign currency held at value (cost $17,135,662)		17,145,822
Receivable for investments sold		211,251,485
Receivable for fund shares sold		42,999,627
Dividends receivable		67,616,236
Distributions receivable from Fidelity Central Funds		405,896
Prepaid expenses		211,794
Other receivables		2,926,641
Total assets		36,931,419,438

Liabilities
Payable for investments purchased	$ 149,347,827
Payable for fund shares redeemed	31,655,895
Accrued management fee	21,905,687
Other affiliated payables	7,255,292
Other payables and accrued expenses	2,140,150
Collateral on securities loaned, at value	969,781,454
Total liabilities		1,182,086,305

Net Assets		$ 35,749,333,133
Net Assets consist of:
Paid in capital		$ 37,380,881,387
Undistributed net investment income		412,089,844
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,689,123,637)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,645,485,539
Net Assets		$ 35,749,333,133
Diversified International: Net Asset Value, offering price and redemption price per share ($30,998,269,612 ÷ 1,153,864,659 shares)		$ 26.86

Class K: Net Asset Value, offering price and redemption price per share ($4,713,908,891 ÷ 175,295,722 shares)		$ 26.89

Class F: Net Asset Value, offering price and redemption price per share ($37,154,630 ÷ 1,381,663 shares)		$ 26.89

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends (including $5,179,967 earned from other affiliated issuers)		$ 804,693,798
Interest		60,192
Income from Fidelity Central Funds		31,710,648
		836,464,638
Less foreign taxes withheld		(72,641,533)
Total income		763,823,105

Expenses
Management fee Basic fee	$ 211,525,849
Performance adjustment	(8,758,758)
Transfer agent fees	80,732,229
Accounting and security lending fees	2,628,761
Custodian fees and expenses	5,083,608
Independent trustees' compensation	212,867
Depreciation in deferred trustee compensation account	(118)
Registration fees	359,372
Audit	222,940
Legal	188,969
Miscellaneous	668,301
Total expenses before reductions	292,864,020
Expense reductions	(5,138,176)	287,725,844
Net investment income (loss)		476,097,261
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,404,738,398)
Other affiliated issuers	(45,816,278)
Foreign currency transactions	57,559,792
Futures contracts	2,433,055
Total net realized gain (loss)		(3,390,561,829)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,785,458,028
Assets and liabilities in foreign currencies	(46,450,045)
Total change in net unrealized appreciation (depreciation)		9,739,007,983
Net gain (loss)		6,348,446,154
Net increase (decrease) in net assets resulting from operations		$ 6,824,543,415

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 476,097,261	$ 752,597,206
Net realized gain (loss)	(3,390,561,829)	(1,222,596,476)
Change in net unrealized appreciation (depreciation)	9,739,007,983	(27,541,183,667)
Net increase (decrease) in net assets resulting from operations	6,824,543,415	(28,011,182,937)
Distributions to shareholders from net investment income	(412,836,673)	(623,834,183)
Distributions to shareholders from net realized gain	-	(3,411,186,315)
Total distributions	(412,836,673)	(4,035,020,498)
Share transactions - net increase (decrease)	129,291,951	1,321,563,137
Redemption fees	1,098,454	1,934,056
Total increase (decrease) in net assets	6,542,097,147	(30,722,706,242)

Net Assets
Beginning of period	29,207,235,986	59,929,942,228
End of period (including undistributed net investment income of $412,089,844 and undistributed net investment income of $552,385,607, respectively)	$ 35,749,333,133	$ 29,207,235,986

Financial Highlights - Diversified International

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 21.96	$ 45.41	$ 37.58	$ 30.80	$ 26.08
Income from Investment Operations
Net investment income (loss) B	.35	.55	.47	.46	.30
Net realized and unrealized gain (loss)	4.86	(20.96)	10.23	7.33	4.63
Total from investment operations	5.21	(20.41)	10.70	7.79	4.93
Distributions from net investment income	(.31)	(.47)	(.36)	(.28)	(.15)
Distributions from net realized gain	-	(2.57)	(2.51)	(.73)	(.06)
Total distributions	(.31)	(3.04)	(2.87)	(1.01)	(.21)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 26.86	$ 21.96	$ 45.41	$ 37.58	$ 30.80
Total Return A	24.32%	(48.04)%	30.37%	25.89%	19.01%
Ratios to Average Net Assets C,E
Expenses before reductions	1.01%	1.04%	.93%	1.01%	1.10%
Expenses net of fee waivers, if any	1.01%	1.04%	.93%	1.01%	1.10%
Expenses net of all reductions	.99%	1.02%	.91%	.97%	1.07%
Net investment income (loss)	1.58%	1.53%	1.20%	1.32%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,998,270	$ 28,274,961	$ 59,929,942	$ 43,965,189	$ 29,637,193
Portfolio turnover rate D	54%	49%	51%	59%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.42	.16
Net realized and unrealized gain (loss)	4.85	(16.57)
Total from investment operations	5.27	(16.41)
Distributions from net investment income	(.36)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 26.89	$ 21.98
Total Return B,C	24.64%	(42.75)%
Ratios to Average Net Assets E,H
Expenses before reductions	.77%	.88% A
Expenses net of fee waivers, if any	.77%	.88% A
Expenses net of all reductions	.76%	.87% A
Net investment income (loss)	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,713,909	$ 932,275
Portfolio turnover rate F	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.29
Income from Investment Operations
Net investment income (loss) D	(.02)
Net realized and unrealized gain (loss)	3.62
Total from investment operations	3.60
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 26.89
Total Return B,C	15.46%
Ratios to Average Net Assets E,H
Expenses before reductions	.71% A
Expenses net of fee waivers, if any	.71% A
Expenses net of all reductions	.70% A
Net investment income (loss)	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,155
Portfolio turnover rate F	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Diversified International, Class K, and Class F shares each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund was closed to most new accounts effective the close of business on October 25, 2004 and reopened after the close of business on March 30, 2009. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,918,146,519
Gross unrealized depreciation	(3,405,027,342)
Net unrealized appreciation (depreciation)	$ 2,513,119,177

Tax Cost	$ 34,075,742,760

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 412,629,848
Capital loss carryforward	$ (4,558,512,169)
Net unrealized appreciation (depreciation)	$ 2,514,874,070

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 412,836,673	$ 623,834,183
Long-term Capital Gains	-	3,411,186,315
Total	$ 412,836,673	$ 4,035,020,498

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts and forward foreign currency contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. These risks are further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk	Foreign exchange rate risk is the risk that the value of securities denominated in other currencies will fluctuate due to changes in exchange rates.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and

Annual Report

5. Investments in Derivative Instruments - continued

Futures Contracts - continued

changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Forward Foreign Currency Contracts. The Fund generally uses forward foreign currency contracts to facilitate transactions in foreign-denominated securities and manage the risk associated with fluctuations in foreign currency exchange rates. Forward foreign currency contracts are customized transactions that require the exchange of currency at a specific exchange rate on an agreed upon future date. These contracts are generally used to protect a fund against a decline in the value of existing investments denominated in foreign currency or to shift its investment exposure from one currency to another. Risks of loss may include foreign exchange risk and the failure by the counterparty to perform under the terms of the agreement.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are reflected as unrealized gain (loss) on the Statement of Assets and Liabilities. Realized gain (loss) is recognized on settlement date. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset. Any unrealized gains (losses) on offsetting contracts that settle after period end are reflected as a Receivable or Payable for closed foreign currency contracts. The net realized and change in unrealized gain (loss) on forward foreign currency contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open forward foreign currency contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 2,433,055	$ -
Foreign Exchange Risk
Forward Foreign Currency Contracts	84,022,416	(49,526,241)
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 86,455,471	$ (49,526,241)

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $84,022,416 for forward foreign currency contracts and $2,433,055 for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $(49,526,241) for forward foreign currency contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,993,356,171 and $15,359,588,559, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Diversified International	$ 78,979,600.29
Class K	1,752,629.06
	$ 80,732,229

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,209 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $151,920 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $22,941,366.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Diversified International's operating expenses. During the period, this reimbursement reduced the Fund's expenses by $22,168.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,115,819 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $189.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Diversified International	$ 394,538,470	$ 623,834,183
Class K	18,298,203	-
Total	$ 412,836,673	$ 623,834,183
From net realized gain
Diversified International	$ -	$ 3,411,186,315

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B,C	2008 A	2009 B,C	2008 A
Diversified International
Shares sold	266,412,212	306,179,666	$ 5,884,913,394	$ 10,595,590,795
Conversion to Class K	(113,348,310)	(43,282,557)	(2,310,072,040)	(933,288,874)
Reinvestment of distributions	20,012,374	95,512,855	380,635,740	3,896,924,337
Shares redeemed	(307,025,690)	(390,314,331)	(6,660,643,668)	(13,365,445,996)
Net increase (decrease)	(133,949,414)	(31,904,367)	$ (2,705,166,574)	$ 193,780,262
Class K
Shares sold	46,252,428	1,216,070	$ 1,096,724,275	$ 245,180,524
Conversion from Diversified International	113,393,333	43,251,317	2,310,072,040	933,288,874
Reinvestment of distributions	963,570	-	18,298,203	-
Shares redeemed	(27,732,811)	(2,048,185)	(629,090,058)	(50,686,523)
Net increase (decrease)	132,876,520	42,419,202	$ 2,796,004,460	$ 1,127,782,875
Class F
Shares sold	1,396,615	-	$ 38,873,992	$ -
Shares redeemed	(14,952)	-	(419,927)	-
Net increase (decrease)	1,381,663	-	$ 38,454,065	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

C Conversion transactions for Class K and Diversified International are for the period November 1, 2008 to August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Diversified International (retail class), as well as the fund's relative investment performance for Fidelity Diversified International (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Diversified International (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008, and the fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Diversified International (retail class) of the fund.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Diversified International (retail class) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Diversified International (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

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Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

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Annual Report

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DIF-F-ANN-1209
1.891706.100

Fidelity®
Diversified International
Fund -
Class K

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class K A	24.64%	4.83%	5.76%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Diversified International, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund - Class K on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year ending October 31, 2009, the fund's Class K shares returned 24.64%, trailing its benchmark, the MSCI EAFE. A combination of unfavorable stock selection in financials and an underweighting in the sector, which performed well during the period, was the biggest detractor from relative results. In addition, stock picks and an underweighting in the capital goods industry dampened returns. Adverse stock and market selection within technology also hurt, with our results heavily influenced by one holding that disappointed - Indonesian software maker Satyam Computer Services. Regionally, weak stock picking and lower-than-benchmark exposure to the strong-performing Australian market and dollar did the most damage. Security selection in Japan weighed on returns as well, but that negative was partially offset by being significantly underweighted in this lagging market. Unfavorable country allocations within Europe also detracted, as did a modest cash position. The biggest individual detractor was an overweighted position in Japanese financial firm ORIX, closely followed by our stake in Satyam. Conversely, stock choices in consumer discretionary - primarily in automobiles/components and retailing - and an underweighting in automobiles/components added the most to relative performance. Underweighted exposure to the weak-performing utilities sector also helped, as did security selection in telecommunication services and energy. On a geographic basis, the fund benefited from its modest out-of-index exposure to Canada and Brazil - markets that fared extremely well, bolstered in part by a weak U.S. dollar - and from some strong-performing U.S. holdings. In terms of specific contributors, largely avoiding German automaker and index constituent Volkswagen paid off nicely, as did an overweighting in Belgium-based Anheuser-Busch InBev. Some stocks mentioned in this report were not held at period end.

Note to shareholders: The fund reopened to new accounts on March 31, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Diversified International

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Diversified International and Class K, and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Diversified International	1.01%
Actual		$ 1,000.00	$ 1,280.30	$ 5.81B
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14C
Class K	.79%
Actual		$ 1,000.00	$ 1,281.70	$ 4.54B
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02C
Class F	.71%
Actual		$ 1,000.00	$ 1,154.60	$ 2.68B
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62C

A 5% return per year before expenses

B Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Diversified International and Class K and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Diversified International

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom	17.4%
Japan	14.5%
United States of America	10.4%
France	9.7%
Switzerland	8.9%
Germany	6.9%
Canada	5.3%
Spain	4.7%
Italy	2.9%
Other	19.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom	17.3%
Japan	15.4%
Switzerland	11.3%
United States of America	8.6%
Germany	7.9%
France	7.7%
Canada	6.4%
Spain	4.0%
Italy	2.9%
Other	18.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.3	97.2
Short-Term Investments and Net Other Assets	3.7	2.8
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.3	1.3
Telefonica SA (Spain, Diversified Telecommunication Services)	2.1	1.9
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.9	1.9
Nestle SA (Reg.) (Switzerland, Food Products)	1.9	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	1.5
E.ON AG (Germany, Electric Utilities)	1.4	1.6
Toyota Motor Corp. sponsored ADR (Japan, Automobiles)	1.3	1.6
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.3	1.4
Sanofi-Aventis (France, Pharmaceuticals)	1.1	0.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.2
	15.8
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	16.6
Industrials	9.8	10.8
Energy	9.8	9.5
Consumer Staples	9.3	11.2
Health Care	9.1	10.7
Information Technology	9.3	9.8
Consumer Discretionary	9.1	10.5
Materials	7.2	7.4
Telecommunication Services	7.0	6.7
Utilities	3.5	4.0

Annual Report

Diversified International

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Australia - 2.0%
AMP Ltd.	9,328,713	$ 49,137,637
BHP Billiton Ltd. sponsored ADR (c)	5,901,000	386,987,580
CSL Ltd.	1,000,000	28,068,376
National Australia Bank Ltd.	1,500,000	39,619,394
Newcrest Mining Ltd.	2,500,000	71,838,011
QBE Insurance Group Ltd.	7,578,885	152,579,248
TOTAL AUSTRALIA		728,230,246
Bailiwick of Jersey - 1.1%
Experian PLC	16,500,000	151,431,422
Informa PLC (d)	33,962,087	163,485,254
WPP PLC	8,000,000	71,719,125
TOTAL BAILIWICK OF JERSEY		386,635,801
Belgium - 1.1%
Anheuser-Busch InBev SA NV	8,258,700	388,959,645
Anheuser-Busch InBev SA NV (strip VVPR) (a)	5,339,200	39,285
TOTAL BELGIUM		388,998,930
Bermuda - 0.3%
Clear Media Ltd. (a)	22,325,000	9,896,263
Huabao International Holdings Ltd.	21,290,000	20,308,104
Seadrill Ltd. (a)(c)	4,000,000	83,547,266
TOTAL BERMUDA		113,751,633
Brazil - 1.3%
Banco Santander (Brasil) SA ADR (a)	7,000,000	83,020,000
BR Malls Participacoes SA (a)	4,500,000	48,265,387
Itau Unibanco Banco Multiplo SA ADR	6,270,000	120,007,800
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,300,000	60,086,000
Vivo Participacoes SA sponsored ADR	5,000,000	121,250,000
Votorantim Celulose e Papel SA sponsored ADR (a)	2,400,000	32,976,000
TOTAL BRAZIL		465,605,187
Canada - 5.3%
Agnico-Eagle Mines Ltd. (Canada)	896,500	47,687,491
Air Canada:
warrants 10/27/12 (a)(e)	3,421,100	521,292
Class A (a)(e)	6,842,200	6,824,192
Barrick Gold Corp.	1,286,600	46,290,748
Canadian Natural Resources Ltd.	2,700,000	175,087,962
Canadian Pacific Railway Ltd.	2,000,000	86,623,263
Cequence Energy Ltd. (a)	2,468	7,977
CGI Group, Inc. Class A (sub. vtg.) (a)	474,500	5,792,945
Crescent Point Energy Corp.	340,000	11,554,694
EnCana Corp.	3,068,000	169,995,844
Flint Energy Services Ltd. (a)	1,000,000	10,850,995
Niko Resources Ltd. (d)	2,525,000	204,266,519
Open Text Corp. (a)	1,000,000	37,308,953
OZ Optics Ltd. unit (a)(g)	102,000	481,440
Painted Pony Petroleum Ltd. (a)(e)	677,100	3,676,731

	Shares	Value
Painted Pony Petroleum Ltd. Class A (a)	734,000	$ 3,972,148
PetroBakken Energy Ltd. Class A	4,250,000	122,533,130
Petrobank Energy & Resources Ltd. (a)(c)(d)	5,475,000	239,355,866
Research In Motion Ltd. (a)	1,650,800	96,951,498
Royal Bank of Canada	700,000	35,425,036
Silver Wheaton Corp. (a)	5,000,000	62,797,248
Suncor Energy, Inc.	9,992,000	331,451,854
Toronto-Dominion Bank	600,000	34,176,479
Trican Well Service Ltd. (d)	7,000,000	81,839,590
Ultra Petroleum Corp. (a)	660,200	32,052,710
Westernzagros Resources Ltd. (a)	3,497,100	4,295,279
Yamana Gold, Inc.	2,945,900	31,231,410
TOTAL CANADA		1,883,053,294
Cayman Islands - 0.1%
Belle International Holdings Ltd.	16,510,000	16,669,343
China Dongxiang Group Co. Ltd.	8,480,000	5,181,302
Hengan International Group Co. Ltd.	4,992,000	32,135,276
TOTAL CAYMAN ISLANDS		53,985,921
China - 0.5%
Baidu.com, Inc. sponsored ADR (a)	114,600	43,309,632
China Merchants Bank Co. Ltd. (H Shares)	38,141,850	97,582,406
Global Bio-Chem Technology Group Co. Ltd.	36,981,600	9,001,587
NetEase.com, Inc. sponsored ADR (a)	548,400	21,179,208
TOTAL CHINA		171,072,833
Czech Republic - 0.0%
Komercni Banka AS	25,000	4,972,797
Denmark - 1.1%
A.P. Moller - Maersk AS Series B	160	1,100,874
Carlsberg AS Series B	1,582,733	111,715,703
Novo Nordisk AS Series B	4,042,300	251,754,616
William Demant Holding AS (a)	567,348	40,550,497
TOTAL DENMARK		405,121,690
Finland - 0.1%
Nokian Tyres PLC	1,778,000	38,042,687
France - 9.7%
Accor SA	478,682	23,016,417
Alcatel-Lucent SA sponsored ADR (a)	14,000,000	51,660,000
Alstom SA	672,859	46,858,643
Atos Origin SA (a)	1,003,169	47,150,254
AXA SA	85,138	2,117,254
AXA SA sponsored ADR	9,711,800	240,852,640
BNP Paribas SA (c)	4,273,515	323,553,152
Bouygues SA	2,227,761	105,396,114
Cap Gemini SA (c)	5,037,700	234,332,119
CNP Assurances	400,000	38,713,537
Credit Agricole SA	3,210,944	61,921,972
Danone	2,639,828	159,095,386
Common Stocks - continued
	Shares	Value
France - continued
Dassault Aviation SA	36,265	$ 27,136,489
Essilor International SA	2,100,000	117,893,228
Financiere Marc de Lacharriere SA (Fimalac) (c)	900,000	47,009,401
GDF Suez	2,124,314	89,107,607
Iliad Group SA	325,000	35,247,301
L'Oreal SA	1,100,000	112,775,177
LVMH Moet Hennessy - Louis Vuitton	800,000	83,172,006
Neopost SA	600,000	52,640,287
Pernod Ricard SA (c)	2,372,905	198,302,068
PPR SA	2,000,000	218,848,916
Renault SA (a)	15,900	715,968
Sanofi-Aventis	5,439,362	398,689,994
Schneider Electric SA	1,943,517	203,087,353
Societe Generale Series A	2,910,780	194,378,800
Technip SA	1,150,000	72,480,460
Total SA Series B	2,200,000	131,639,756
Unibail-Rodamco	274,439	60,961,265
Vallourec SA	529,190	83,869,172
TOTAL FRANCE		3,462,622,736
Germany - 6.8%
Aixtron AG	2,051,600	61,497,682
Allianz AG sponsored ADR	14,738,700	167,284,245
BASF AG	1,801,474	96,760,006
Bayer AG	18,110	1,258,669
Bayerische Motoren Werke AG (BMW)	2,315,230	113,435,290
Beiersdorf AG	29,000	1,788,080
Daimler AG (Reg.)	1,936,056	93,375,983
Deutsche Boerse AG	3,503,226	284,153,093
E.ON AG	13,259,440	509,066,226
Fresenius Medical Care AG & Co. KGaA	2,204,700	106,900,551
Fresenius SE	2,700,000	134,532,044
GEA Group AG	4,500,000	84,959,939
GFK AG	1,600,000	50,668,410
HeidelbergCement AG	275,400	16,506,438
Linde AG	1,436,129	150,871,031
Metro AG	881,300	48,970,076
Munich Re Group (Reg.)	943,740	149,486,191
RWE AG	808,900	71,063,107
SAP AG	500,000	22,635,000
Siemens AG:
(Reg.)	26,550	2,390,031
sponsored ADR	3,090,000	278,161,800
TOTAL GERMANY		2,445,763,892
Greece - 0.2%
Alpha Bank AE (a)	986,100	19,285,059

	Shares	Value
Hellenic Telecommunications Organization SA	2,104,477	$ 35,613,696
Piraeus Bank SA	1,905,100	33,220,881
TOTAL GREECE		88,119,636
Hong Kong - 1.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	7,982,500	100,978,625
Hong Kong Exchange & Clearing Ltd.	4,000,000	70,412,242
Hutchison Whampoa Ltd.	10,000,000	70,190,671
Li & Fung Ltd.	5,000,000	20,795,326
Swire Pacific Ltd. (A Shares)	5,007,500	61,025,338
Wharf Holdings Ltd.	7,226,000	39,043,926
TOTAL HONG KONG		362,446,128
India - 1.2%
HDFC Bank Ltd.	800,000	27,267,683
Indiabulls Financial Services Ltd.	1,039,597	3,699,678
Indiabulls Real Estate Ltd. (a)	1,710,239	8,954,011
Infosys Technologies Ltd.	2,807,942	130,513,383
Reliance Industries Ltd.	840,000	34,013,504
State Bank of India	3,327,536	153,665,639
Tata Steel Ltd.	6,648,141	65,762,699
TOTAL INDIA		423,876,597
Indonesia - 0.2%
PT Indosat Tbk sponsored ADR	269,200	7,133,800
PT Perusahaan Gas Negara Tbk Series B	130,000,000	48,370,887
TOTAL INDONESIA		55,504,687
Ireland - 1.1%
Covidien PLC	2,250,000	94,770,000
CRH PLC	5,936,269	145,096,932
Ryanair Holdings PLC sponsored ADR (a)	5,603,300	152,801,991
TOTAL IRELAND		392,668,923
Israel - 0.3%
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,000,000	100,960,000
Italy - 2.6%
ENI SpA sponsored ADR	3,700,000	183,446,000
Fiat SpA (a)	19,699,100	294,520,220
Intesa Sanpaolo SpA	43,666,955	184,742,060
Telecom Italia SpA sponsored ADR	6,000,000	95,160,000
UniCredit SpA	46,687,257	157,329,030
Unione di Banche Italiane SCPA	1,200,000	17,190,647
TOTAL ITALY		932,387,957
Japan - 14.5%
Canon, Inc. sponsored ADR	4,743,300	178,632,678
Daiichi Sankyo Kabushiki Kaisha	2,093,600	40,902,356
Denso Corp.	7,000,000	191,273,354
East Japan Railway Co.	1,650,000	105,669,902
Eisai Co. Ltd.	1,850,000	65,697,690
Common Stocks - continued
	Shares	Value
Japan - continued
Fanuc Ltd.	1,700,000	$ 141,211,875
Fast Retailing Co. Ltd.	555,000	91,354,413
Honda Motor Co. Ltd.	5,000,000	154,441,996
Hoya Corp.	1,999,500	44,005,987
Ibiden Co. Ltd.	1,000,000	35,804,504
Japan Tobacco, Inc.	29,838	83,715,311
JSR Corp.	4,543,500	88,618,588
Jupiter Telecommunications Co.	20,000	18,281,754
Keyence Corp.	880,000	174,711,345
Kubota Corp.	1,500,000	11,656,813
Kyocera Corp.	1,020,700	85,625,427
Mazda Motor Corp.	8,955,000	20,211,329
Mitsubishi Corp.	7,615,700	161,464,492
Mitsubishi UFJ Financial Group, Inc.	68,342,000	364,037,297
Mitsui & Co. Ltd.	13,450,000	176,647,987
Murata Manufacturing Co. Ltd.	1,459,400	71,210,445
NGK Insulators Ltd.	4,111,000	92,214,721
Nikon Corp.	4,300,000	80,146,324
Nintendo Co. Ltd.	360,000	90,301,892
Nippon Telegraph & Telephone Corp.	1,600,000	66,023,473
Nitto Denko Corp.	2,000,000	60,402,968
Nomura Holdings, Inc.	29,395,400	207,196,885
NSK Ltd.	5,000,000	29,050,429
Omron Corp.	4,001,300	67,380,820
ORIX Corp.	2,740,000	176,999,656
Promise Co. Ltd. (c)	1,500,000	9,535,159
Rakuten, Inc.	170,000	116,431,200
Ricoh Co. Ltd.	5,500,000	74,750,463
ROHM Co. Ltd.	1,239,100	82,177,884
Sankyo Co. Ltd. (Gunma)	1,100,000	62,835,377
Seven & i Holdings Co., Ltd.	3,778,600	82,726,662
Shin-Etsu Chemical Co., Ltd.	1,688,200	89,532,410
Softbank Corp.	1,666,400	39,268,991
Sony Financial Holdings, Inc.	32,710	93,870,622
Sumco Corp.	3,964,900	75,667,832
Sumitomo Corp.	6,500,000	63,103,629
Sumitomo Metal Industries Ltd.	15,000,000	38,323,956
Sumitomo Mitsui Financial Group, Inc.	6,764,200	229,928,752
THK Co. Ltd.	5,000,000	86,403,869
Tokai Carbon Co. Ltd.	6,000,000	28,962,542
Tokyo Electron Ltd.	2,150,000	120,958,018
Toshiba Corp.	26,056,000	148,927,315
Toyota Motor Corp. sponsored ADR	5,970,100	470,981,189
Yahoo! Japan Corp. (c)	299,774	91,889,145
TOTAL JAPAN		5,181,167,726
Korea (South) - 1.6%
Amorepacific Corp.	139,531	95,939,650
LG Household & Health Care Ltd.	200,000	41,386,090
Lotte Shopping Co. Ltd.	71,612	20,151,312

	Shares	Value
NHN Corp. (a)	1,000,000	$ 146,949,287
Samsung Electronics Co. Ltd.	470,100	281,837,739
TOTAL KOREA (SOUTH)		586,264,078
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (c)	2,250,000	76,545,000
SES SA FDR (France) unit	5,630,000	122,242,615
TOTAL LUXEMBOURG		198,787,615
Mexico - 0.4%
America Movil SAB de CV Series L sponsored ADR	2,013,600	88,860,168
Cemex SA de CV sponsored ADR	5,750,000	59,685,000
TOTAL MEXICO		148,545,168
Netherlands - 1.6%
Akzo Nobel NV	755,800	44,799,315
Gemalto NV (a)	1,700,000	71,759,400
ING Groep NV (Certificaten Van Aandelen) unit (a)	85,500	1,112,591
Koninklijke KPN NV	10,137,900	184,242,570
Koninklijke Philips Electronics NV	90,000	2,260,722
Koninklijke Philips Electronics NV (NY Shares)	2,934,500	73,626,605
QIAGEN NV (a)	2,041,000	42,514,030
Randstad Holdings NV (a)	2,180,046	83,088,409
Royal DSM NV	1,358,700	59,661,946
Unilever NV (Certificaten Van Aandelen) unit	50,000	1,545,495
TOTAL NETHERLANDS		564,611,083
Netherlands Antilles - 0.5%
Schlumberger Ltd.	2,890,200	179,770,440
Norway - 0.7%
DnB NOR ASA (a)(c)	5,627,000	64,808,622
Pronova BioPharma ASA (a)(d)	15,500,000	48,182,882
StatoilHydro ASA	122,000	2,895,479
Telenor ASA (a)	9,410,000	121,854,578
TOTAL NORWAY		237,741,561
Papua New Guinea - 0.5%
Lihir Gold Ltd.	60,000,000	164,055,454
South Africa - 0.8%
Aspen Pharmacare Holdings Ltd.	146,200	1,238,840
Impala Platinum Holdings Ltd.	7,000,000	156,172,800
MTN Group Ltd.	8,644,800	130,017,792
TOTAL SOUTH AFRICA		287,429,432
Spain - 4.7%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (c)	3,141,935	55,926,443
Banco Santander SA	152,000	2,445,859
Banco Santander SA:
rights 11/2/09 (a)	152,000	26,841
Common Stocks - continued
	Shares	Value
Spain - continued
Banco Santander SA: - continued
sponsored ADR (c)	18,250,000	$ 293,095,000
Enagas SA	5,000,649	103,169,045
Grupo Acciona SA	290,000	35,462,883
Grupo Ferrovial SA	2,300,000	95,647,807
Iberdrola SA (c)	14,570,200	132,504,007
Inditex SA	1,755,565	103,336,067
Red Electrica Corporacion SA	1,700,000	88,082,568
Telefonica SA	27,590,200	770,445,795
TOTAL SPAIN		1,680,142,315
Sweden - 0.4%
H&M Hennes & Mauritz AB (B Shares)	1,880,995	106,836,881
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (c)	4,700,000	48,880,000
TOTAL SWEDEN		155,716,881
Switzerland - 8.9%
Actelion Ltd. (Reg.) (a)	3,043,726	168,041,203
Alcon, Inc.	725,000	103,522,750
ARYZTA AG	2,000,000	78,744,762
Bank Sarasin & Co. Ltd. Series B (Reg.)	48,400	1,931,566
Credit Suisse Group (Reg.)	1,500,000	80,170,138
Kuehne & Nagel International AG	1,400,000	127,161,095
Lonza Group AG	125,817	9,803,205
Nestle SA (Reg.)	14,222,360	662,813,815
Nobel Biocare Holding AG (Switzerland)	2,350,000	66,874,574
Roche Holding AG (participation certificate)	3,203,717	514,230,767
Schindler Holding AG (Reg.)	1,300,000	90,078,940
SGS Societe Generale de Surveillance Holding SA (Reg.)	82,550	110,619,092
Sonova Holding AG	2,100,000	216,528,604
Sulzer AG (Reg.)	885,300	69,195,069
Swiss Reinsurance Co. (Reg.)	1,330,645	54,491,475
Tecan Group AG (d)	1,100,000	67,537,277
Transocean Ltd. (a)	1,663,800	139,609,458
UBS AG:
(For. Reg.) (a)	4,272,205	71,224,035
(NY Shares) (a)	11,800,000	195,762,000
Zurich Financial Services AG (Reg.)	1,495,271	343,762,235
TOTAL SWITZERLAND		3,172,102,060
Taiwan - 0.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	34,500,000	134,625,561
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	8,039,998	76,701,581
TOTAL TAIWAN		211,327,142

	Shares	Value
United Kingdom - 17.4%
Anglo American PLC (United Kingdom) (a)	1,141,328	$ 41,505,385
AstraZeneca PLC (United Kingdom)	1,200,000	53,887,808
Barclays PLC	63,622,287	333,560,418
Barratt Developments PLC (a)	4,100,000	9,094,094
Bellway PLC	2,450,000	29,403,817
BG Group PLC	10,000,900	173,225,488
BHP Billiton PLC	4,000,000	107,931,931
Bovis Homes Group PLC (d)	7,250,000	49,028,663
BP PLC sponsored ADR	4,200,000	237,804,000
British American Tobacco PLC:
(United Kingdom)	47,200	1,504,577
sponsored ADR	2,508,000	161,088,840
British Land Co. PLC	11,588,678	89,842,148
Capita Group PLC	20,500,451	256,807,795
Carphone Warehouse Group PLC	20,856,732	63,040,594
Centrica PLC	424,000	1,728,474
easyJet PLC (a)(d)	28,500,000	168,495,470
GlaxoSmithKline PLC sponsored ADR	250,000	10,290,000
HSBC Holdings PLC:
(United Kingdom) (Reg.)	475,223	5,253,019
sponsored ADR (c)	14,844,300	822,225,778
Imperial Tobacco Group PLC	5,676,100	167,742,377
Inchcape PLC (a)	121,790,000	58,686,740
International Power PLC	14,835,892	61,868,221
ITV PLC	20,883,300	14,657,351
Johnson Matthey PLC	1,000,000	23,182,216
Man Group PLC	36,357,500	185,044,404
Misys PLC	15,000,355	51,003,724
National Grid PLC	6,319,500	62,926,528
Next PLC	2,500,000	73,675,775
Pearson PLC	7,000,000	95,675,894
Persimmon PLC	4,200,000	27,816,689
Prudential PLC	17,440,819	159,350,082
QinetiQ Group PLC	8,630,000	23,265,061
Reckitt Benckiser Group PLC	9,000,000	448,457,668
Rio Tinto PLC:
(Reg.)	1,147,952	50,767,722
sponsored ADR (c)	1,000,000	178,030,000
Royal Dutch Shell PLC:
Class A (United Kingdom)	164,500	4,880,275
Class A sponsored ADR	4,049,200	240,562,972
Class B ADR	6,008,200	349,436,912
Segro PLC	6,947,400	40,264,032
Standard Chartered PLC (United Kingdom)	11,355,070	279,734,521
Tesco PLC	34,885,147	233,307,407
Vodafone Group PLC	680,000	1,499,105
Vodafone Group PLC sponsored ADR	30,159,000	669,228,210
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Wolseley PLC (a)	2,000,000	$ 40,650,968
Xstrata PLC	4,953,166	71,765,852
TOTAL UNITED KINGDOM		6,229,199,005
United States of America - 6.7%
Allergan, Inc.	2,960,500	166,528,125
AMETEK, Inc.	900,000	31,401,000
C. R. Bard, Inc.	900,000	67,563,000
CME Group, Inc.	307,000	92,901,270
Coach, Inc.	2,072,900	68,343,513
Cummins, Inc.	1,100,000	47,366,000
CVS Caremark Corp.	1,452,300	51,266,190
Danaher Corp.	450,000	30,703,500
ENSCO International, Inc.	2,402,400	110,005,896
Express Scripts, Inc. (a)	1,500,000	119,880,000
Goldman Sachs Group, Inc.	640,000	108,908,800
Google, Inc. Class A (a)	306,800	164,481,616
Henry Schein, Inc. (a)	800,000	42,264,000
JPMorgan Chase & Co.	4,190,900	175,053,893
Medco Health Solutions, Inc. (a)	1,350,000	75,762,000
Microsoft Corp.	1,448,000	40,153,040
Morgan Stanley	5,220,500	167,682,460
Newmont Mining Corp.	1,000,000	43,460,000
Pfizer, Inc.	7,111,500	121,108,845
Philip Morris International, Inc.	4,000,000	189,440,000
PNC Financial Services Group, Inc.	2,061,100	100,870,234
Pride International, Inc. (a)	1,038,000	30,683,280
Range Resources Corp.	707,200	35,395,360
State Street Corp.	700,000	29,386,000
Synthes, Inc.	300,000	35,669,038
Visa, Inc. Class A	1,800,000	136,368,000
Wells Fargo & Co.	4,044,780	111,312,346
TOTAL UNITED STATES OF AMERICA		2,393,957,406
TOTAL COMMON STOCKS (Cost $31,642,660,004)		34,294,638,941
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.1%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	792,000	26,094,820
Italy - 0.3%
Fiat SpA (a)	4,930,600	43,969,084
Intesa Sanpaolo SpA	22,000,000	72,032,373
TOTAL ITALY		116,001,457
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $150,344,568)		142,096,277
Money Market Funds - 6.0%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (f)	1,182,345,265	$ 1,182,345,265
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(f)	969,781,454	969,781,454
TOTAL MONEY MARKET FUNDS (Cost $2,152,126,719)		2,152,126,719
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $33,945,131,291)		36,588,861,937
NET OTHER ASSETS - (2.3)%		(839,528,804)
NET ASSETS - 100%		$ 35,749,333,133
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,022,215 or 0.0% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $481,440 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,769,282
Fidelity Securities Lending Cash Central Fund	22,941,366
Total	$ 31,710,648
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bovis Homes Group PLC	$ 36,892,190	$ 2,746,800	$ -	$ -	$ 49,028,663
easyJet PLC	149,638,996	4,142,767	10,393,440	-	168,495,470
European Capital Ltd.	13,349,451	-	-	-	-
Flint Energy Services Ltd.	20,173,329	-	11,966,493	-	-
Informa PLC	91,463,882	25,683,318	16,413,166	3,631,670	163,485,254
Niko Resources Ltd.	194,858,186	-	110,125,793	301,830	204,266,519
Petrobank Energy & Resources Ltd.	89,650,025	13,088,112	-	-	239,355,866
Pronova BioPharma ASA	33,771,424	6,967,044	-	-	48,182,882
Tecan Group AG	49,374,624	-	-	730,945	67,537,277
Trican Well Service Ltd.	69,582,435	-	3,233,004	515,522	81,839,590
Total	$ 748,754,542	$ 52,628,041	$ 152,131,896	$ 5,179,967	$ 1,022,191,521
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,229,199,005	$ 5,782,726,356	$ 446,472,649	$ -
Japan	5,181,167,726	649,613,867	4,531,553,859	-
France	3,462,622,736	2,930,175,732	532,447,004	-
Switzerland	3,172,102,060	3,020,707,887	151,394,173	-
Germany	2,471,858,712	2,353,457,698	118,401,014	-
United States of America	2,393,957,406	2,393,957,406	-	-
Canada	1,883,053,294	1,878,895,123	3,676,731	481,440
Spain	1,680,142,315	907,250,661	772,891,654	-
Italy	1,048,389,414	1,048,389,414	-	-
Other	6,914,242,550	4,581,636,204	2,332,606,346	-
Money Market Funds	2,152,126,719	2,152,126,719	-	-
Total Investments in Securities	$ 36,588,861,937	$ 27,698,937,067	$ 8,889,443,430	$ 481,440
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 16,942,832
Total Realized Gain (Loss)	(72,993,522)
Total Unrealized Gain (Loss)	71,016,258
Cost of Purchases	-
Proceeds of Sales	(14,484,128)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 481,440
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (750,210)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $4,558,512,169 of which $956,598,602 and $3,601,913,567 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $906,642,612) - See accompanying schedule: Unaffiliated issuers (cost $30,542,223,032)	$ 33,414,543,697
Fidelity Central Funds (cost $2,152,126,719)	2,152,126,719
Other affiliated issuers (cost $1,250,781,540)	1,022,191,521
Total Investments (cost $33,945,131,291)		$ 36,588,861,937
Foreign currency held at value (cost $17,135,662)		17,145,822
Receivable for investments sold		211,251,485
Receivable for fund shares sold		42,999,627
Dividends receivable		67,616,236
Distributions receivable from Fidelity Central Funds		405,896
Prepaid expenses		211,794
Other receivables		2,926,641
Total assets		36,931,419,438

Liabilities
Payable for investments purchased	$ 149,347,827
Payable for fund shares redeemed	31,655,895
Accrued management fee	21,905,687
Other affiliated payables	7,255,292
Other payables and accrued expenses	2,140,150
Collateral on securities loaned, at value	969,781,454
Total liabilities		1,182,086,305

Net Assets		$ 35,749,333,133
Net Assets consist of:
Paid in capital		$ 37,380,881,387
Undistributed net investment income		412,089,844
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,689,123,637)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,645,485,539
Net Assets		$ 35,749,333,133
Diversified International: Net Asset Value, offering price and redemption price per share ($30,998,269,612 ÷ 1,153,864,659 shares)		$ 26.86

Class K: Net Asset Value, offering price and redemption price per share ($4,713,908,891 ÷ 175,295,722 shares)		$ 26.89

Class F: Net Asset Value, offering price and redemption price per share ($37,154,630 ÷ 1,381,663 shares)		$ 26.89

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends (including $5,179,967 earned from other affiliated issuers)		$ 804,693,798
Interest		60,192
Income from Fidelity Central Funds		31,710,648
		836,464,638
Less foreign taxes withheld		(72,641,533)
Total income		763,823,105

Expenses
Management fee Basic fee	$ 211,525,849
Performance adjustment	(8,758,758)
Transfer agent fees	80,732,229
Accounting and security lending fees	2,628,761
Custodian fees and expenses	5,083,608
Independent trustees' compensation	212,867
Depreciation in deferred trustee compensation account	(118)
Registration fees	359,372
Audit	222,940
Legal	188,969
Miscellaneous	668,301
Total expenses before reductions	292,864,020
Expense reductions	(5,138,176)	287,725,844
Net investment income (loss)		476,097,261
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,404,738,398)
Other affiliated issuers	(45,816,278)
Foreign currency transactions	57,559,792
Futures contracts	2,433,055
Total net realized gain (loss)		(3,390,561,829)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,785,458,028
Assets and liabilities in foreign currencies	(46,450,045)
Total change in net unrealized appreciation (depreciation)		9,739,007,983
Net gain (loss)		6,348,446,154
Net increase (decrease) in net assets resulting from operations		$ 6,824,543,415

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 476,097,261	$ 752,597,206
Net realized gain (loss)	(3,390,561,829)	(1,222,596,476)
Change in net unrealized appreciation (depreciation)	9,739,007,983	(27,541,183,667)
Net increase (decrease) in net assets resulting from operations	6,824,543,415	(28,011,182,937)
Distributions to shareholders from net investment income	(412,836,673)	(623,834,183)
Distributions to shareholders from net realized gain	-	(3,411,186,315)
Total distributions	(412,836,673)	(4,035,020,498)
Share transactions - net increase (decrease)	129,291,951	1,321,563,137
Redemption fees	1,098,454	1,934,056
Total increase (decrease) in net assets	6,542,097,147	(30,722,706,242)

Net Assets
Beginning of period	29,207,235,986	59,929,942,228
End of period (including undistributed net investment income of $412,089,844 and undistributed net investment income of $552,385,607, respectively)	$ 35,749,333,133	$ 29,207,235,986

Financial Highlights - Diversified International

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 21.96	$ 45.41	$ 37.58	$ 30.80	$ 26.08
Income from Investment Operations
Net investment income (loss) B	.35	.55	.47	.46	.30
Net realized and unrealized gain (loss)	4.86	(20.96)	10.23	7.33	4.63
Total from investment operations	5.21	(20.41)	10.70	7.79	4.93
Distributions from net investment income	(.31)	(.47)	(.36)	(.28)	(.15)
Distributions from net realized gain	-	(2.57)	(2.51)	(.73)	(.06)
Total distributions	(.31)	(3.04)	(2.87)	(1.01)	(.21)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 26.86	$ 21.96	$ 45.41	$ 37.58	$ 30.80
Total Return A	24.32%	(48.04)%	30.37%	25.89%	19.01%
Ratios to Average Net Assets C,E
Expenses before reductions	1.01%	1.04%	.93%	1.01%	1.10%
Expenses net of fee waivers, if any	1.01%	1.04%	.93%	1.01%	1.10%
Expenses net of all reductions	.99%	1.02%	.91%	.97%	1.07%
Net investment income (loss)	1.58%	1.53%	1.20%	1.32%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,998,270	$ 28,274,961	$ 59,929,942	$ 43,965,189	$ 29,637,193
Portfolio turnover rate D	54%	49%	51%	59%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.42	.16
Net realized and unrealized gain (loss)	4.85	(16.57)
Total from investment operations	5.27	(16.41)
Distributions from net investment income	(.36)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 26.89	$ 21.98
Total Return B,C	24.64%	(42.75)%
Ratios to Average Net Assets E,H
Expenses before reductions	.77%	.88% A
Expenses net of fee waivers, if any	.77%	.88% A
Expenses net of all reductions	.76%	.87% A
Net investment income (loss)	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,713,909	$ 932,275
Portfolio turnover rate F	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.29
Income from Investment Operations
Net investment income (loss) D	(.02)
Net realized and unrealized gain (loss)	3.62
Total from investment operations	3.60
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 26.89
Total Return B,C	15.46%
Ratios to Average Net Assets E,H
Expenses before reductions	.71% A
Expenses net of fee waivers, if any	.71% A
Expenses net of all reductions	.70% A
Net investment income (loss)	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,155
Portfolio turnover rate F	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Diversified International, Class K, and Class F shares each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund was closed to most new accounts effective the close of business on October 25, 2004 and reopened after the close of business on March 30, 2009. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,918,146,519
Gross unrealized depreciation	(3,405,027,342)
Net unrealized appreciation (depreciation)	$ 2,513,119,177

Tax Cost	$ 34,075,742,760

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 412,629,848
Capital loss carryforward	$ (4,558,512,169)
Net unrealized appreciation (depreciation)	$ 2,514,874,070

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 412,836,673	$ 623,834,183
Long-term Capital Gains	-	3,411,186,315
Total	$ 412,836,673	$ 4,035,020,498

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts and forward foreign currency contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. These risks are further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk	Foreign exchange rate risk is the risk that the value of securities denominated in other currencies will fluctuate due to changes in exchange rates.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and

Annual Report

5. Investments in Derivative Instruments - continued

Futures Contracts - continued

changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Forward Foreign Currency Contracts. The Fund generally uses forward foreign currency contracts to facilitate transactions in foreign-denominated securities and manage the risk associated with fluctuations in foreign currency exchange rates. Forward foreign currency contracts are customized transactions that require the exchange of currency at a specific exchange rate on an agreed upon future date. These contracts are generally used to protect a fund against a decline in the value of existing investments denominated in foreign currency or to shift its investment exposure from one currency to another. Risks of loss may include foreign exchange risk and the failure by the counterparty to perform under the terms of the agreement.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are reflected as unrealized gain (loss) on the Statement of Assets and Liabilities. Realized gain (loss) is recognized on settlement date. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset. Any unrealized gains (losses) on offsetting contracts that settle after period end are reflected as a Receivable or Payable for closed foreign currency contracts. The net realized and change in unrealized gain (loss) on forward foreign currency contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open forward foreign currency contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 2,433,055	$ -
Foreign Exchange Risk
Forward Foreign Currency Contracts	84,022,416	(49,526,241)
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 86,455,471	$ (49,526,241)

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $84,022,416 for forward foreign currency contracts and $2,433,055 for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $(49,526,241) for forward foreign currency contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,993,356,171 and $15,359,588,559, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Diversified International	$ 78,979,600.29
Class K	1,752,629.06
	$ 80,732,229

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,209 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $151,920 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $22,941,366.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Diversified International's operating expenses. During the period, this reimbursement reduced the Fund's expenses by $22,168.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,115,819 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $189.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Diversified International	$ 394,538,470	$ 623,834,183
Class K	18,298,203	-
Total	$ 412,836,673	$ 623,834,183
From net realized gain
Diversified International	$ -	$ 3,411,186,315

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B,C	2008 A	2009 B,C	2008 A
Diversified International
Shares sold	266,412,212	306,179,666	$ 5,884,913,394	$ 10,595,590,795
Conversion to Class K	(113,348,310)	(43,282,557)	(2,310,072,040)	(933,288,874)
Reinvestment of distributions	20,012,374	95,512,855	380,635,740	3,896,924,337
Shares redeemed	(307,025,690)	(390,314,331)	(6,660,643,668)	(13,365,445,996)
Net increase (decrease)	(133,949,414)	(31,904,367)	$ (2,705,166,574)	$ 193,780,262
Class K
Shares sold	46,252,428	1,216,070	$ 1,096,724,275	$ 245,180,524
Conversion from Diversified International	113,393,333	43,251,317	2,310,072,040	933,288,874
Reinvestment of distributions	963,570	-	18,298,203	-
Shares redeemed	(27,732,811)	(2,048,185)	(629,090,058)	(50,686,523)
Net increase (decrease)	132,876,520	42,419,202	$ 2,796,004,460	$ 1,127,782,875
Class F
Shares sold	1,396,615	-	$ 38,873,992	$ -
Shares redeemed	(14,952)	-	(419,927)	-
Net increase (decrease)	1,381,663	-	$ 38,454,065	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

C Conversion transactions for Class K and Diversified International are for the period November 1, 2008 to August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

K Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
K Class	12/08/08	$ .402	$ .0444

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Diversified International (retail class), as well as the fund's relative investment performance for Fidelity Diversified International (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Diversified International (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008, and the fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Diversified International (retail class) of the fund.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Diversified International (retail class) of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Diversified International (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
FIL Investments (Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

DIF-K-UANN-1209
1.863004.101

Fidelity®
Overseas
Fund -
Class F

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class F A	20.52%	4.20%	1.36%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Overseas, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund - Class F, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund: The fund's Class F shares trailed the return of the MSCI EAFE index for the year. (For specific class-level results, please refer to the performance section of this annual report.) The underperformance fell primarily within the financials sector, where security selection in the banks and diversified financials groups hurt the most. Fifteen of the fund's 20 biggest individual detractors were within financials, due to both stock selection and untimely ownership. For example, I trimmed Barclays of the United Kingdom at or near bottom and owned other stocks that missed the massive rally in financials stocks after March. I was overweighted in lagging Japanese firms such as Nomura Holdings and Promise, and underweighted in Australian banks, which rallied after March. Other detractors included a large out-of-index position in China Unicom, which reflected the country's lagging telecommunications sector. Conversely, stock selection in consumer staples helped. Individual contributors included a large overweighted position in Anheuser-Busch InBev, which underwent a merger between the Belgian-based brewer and the U.S. maker of Budweiser beer. Elsewhere, investments in emerging-markets mobile phone companies, such as PT Indosat in Indonesia and Vivo Partipacoes in Brazil - two out-of-index picks - also aided results. Some of the stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Overseas

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Overseas and Class K, and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Overseas	1.02%
Actual		$ 1,000.00	$ 1,255.40	$ 5.80 B
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19 C
Class K	.79%
Actual		$ 1,000.00	$ 1,256.70	$ 4.49 B
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02 C
Class F	.68%
Actual		$ 1,000.00	$ 1,132.60	$ 2.54 B
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47 C

A 5% return per year before expenses

B Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Overseas and Class K, and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Overseas

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan	20.2%
United Kingdom	20.2%
France	15.0%
Germany	10.7%
United States of America	5.4%
Spain	4.5%
Italy	4.3%
Switzerland	4.0%
Hong Kong	2.4%
Other	13.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom	23.2%
Japan	15.0%
France	14.3%
Germany	9.7%
United States of America	6.4%
Switzerland	6.3%
Belgium	5.5%
Hong Kong	4.2%
Spain	3.9%
Other	11.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	95.6
Short-Term Investments and Net Other Assets	2.1	4.4
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod Ricard SA (France, Beverages)	4.0	2.9
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.1	1.9
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.9	2.0
Toyota Motor Corp. sponsored ADR (Japan, Automobiles)	1.8	1.4
Danone (France, Food Products)	1.7	0.0
Bulgari SpA (Italy, Textiles, Apparel & Luxury Goods)	1.6	0.0
China Unicom (Hong Kong) Ltd. sponsored ADR (Hong Kong, Diversified Telecommunication Services)	1.6	3.3
HeidelbergCement AG (Germany, Construction Materials)	1.5	0.0
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.5	1.0
Ricoh Co. Ltd. (Japan, Office Electronics)	1.5	0.9
	20.2
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	19.2
Consumer Discretionary	11.2	10.1
Energy	10.5	7.6
Materials	10.2	8.7
Consumer Staples	9.9	16.1
Telecommunication Services	8.8	10.5
Industrials	7.9	6.6
Health Care	6.5	8.5
Information Technology	6.0	4.9
Utilities	4.3	3.4

Annual Report

Overseas

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 2.0%
Macquarie Group Ltd.	475,663	$ 20,825,143
National Australia Bank Ltd.	1,888,338	49,876,538
Qantas Airways Ltd.	10,974,903	27,280,023
Westfield Group unit	4,096,322	44,365,083
TOTAL AUSTRALIA		142,346,787
Austria - 0.5%
Wienerberger AG (a)	1,763,720	31,975,355
Bailiwick of Jersey - 1.1%
Shire PLC	2,112,658	37,376,235
WPP PLC	4,066,700	36,457,521
TOTAL BAILIWICK OF JERSEY		73,833,756
Belgium - 2.1%
Anheuser-Busch InBev SA NV	1,976,501	93,087,184
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,312,640	46,447
Fortis (a)	4,440,600	19,290,036
KBC Groupe SA (a)	893,025	38,530,319
TOTAL BELGIUM		150,953,986
Canada - 0.5%
Harry Winston Diamond Corp. (d)	4,282,574	35,080,049
Cayman Islands - 0.2%
Shanda Games Ltd. sponsored ADR	1,171,600	11,669,136
Egypt - 0.5%
Orascom Telecom Holding SAE unit	1,060,000	36,146,000
France - 15.0%
Accor SA	776,876	37,354,448
Alstom SA	632,700	44,061,926
AXA SA	1,880,137	46,756,168
BNP Paribas SA	714,790	54,117,643
Carrefour SA	770,707	33,196,099
Compagnie de St. Gobain	1,211,743	59,387,491
Danone	1,973,309	118,926,065
Lafarge SA (Bearer)	375,956	30,677,050
Pernod Ricard SA (c)	3,351,176	280,055,517
Sanofi-Aventis	1,142,068	83,710,385
Schneider Electric SA	449,277	46,947,095
Societe Generale Series A	655,808	43,794,162
Total SA Series B	1,805,001	108,004,496
Unibail-Rodamco	106,695	23,700,211
Veolia Environnement	693,600	22,735,359
Wendel (c)	398,000	22,197,155
TOTAL FRANCE		1,055,621,270
Germany - 10.7%
Allianz AG (Reg.)	375,049	42,568,060
BASF AG	367,215	19,723,696
Bayer AG	690,900	48,018,453
Commerzbank AG (a)(c)	2,482,964	25,942,020
Daimler AG	895,000	43,165,850

	Shares	Value
Deutsche Boerse AG	946,462	$ 76,769,271
Deutsche Postbank AG (a)	1,003,500	31,143,612
Deutsche Telekom AG (Reg.)	4,817,770	65,232,603
E.ON AG	1,196,370	45,931,922
Fresenius Medical Care AG & Co. KGaA	526,000	25,504,463
HeidelbergCement AG (c)	1,808,529	108,396,413
Lanxess AG	628,370	19,723,379
Linde AG	341,697	35,896,621
Munich Re Group (Reg.)	126,859	20,094,166
SAP AG	483,711	21,897,597
Siemens AG (Reg.)	605,607	54,516,742
Sky Deutschland AG (a)	7,053,800	29,479,255
Software AG (Bearer)	275,300	24,533,929
TUI AG (a)(c)	2,358,100	16,361,343
TUI AG rights 11/11/09 (a)(c)	2,358,100	35
TOTAL GERMANY		754,899,430
Greece - 1.3%
Alpha Bank AE (a)	1,030,900	20,161,208
Hellenic Telecommunications Organization SA	4,201,421	71,099,912
TOTAL GREECE		91,261,120
Hong Kong - 2.4%
China Unicom (Hong Kong) Ltd. sponsored ADR (c)	8,587,500	108,631,875
Hutchison Whampoa Ltd.	8,144,000	57,163,282
TOTAL HONG KONG		165,795,157
India - 0.5%
Reliance Industries Ltd.	910,936	36,885,863
Indonesia - 0.2%
PT Indosat Tbk sponsored ADR (c)	448,805	11,893,333
Ireland - 0.1%
CRH PLC	217,442	5,314,814
Italy - 4.3%
Bulgari SpA (c)	13,865,381	113,852,096
ENI SpA	1,741,574	43,130,271
Intesa Sanpaolo SpA	22,787,249	96,406,157
UniCredit SpA	14,048,824	47,342,423
TOTAL ITALY		300,730,947
Japan - 20.2%
Bridgestone Corp.	2,019,000	33,296,596
Canon, Inc. sponsored ADR	1,362,700	51,319,282
Citizen Holdings Co. Ltd.	3,576,000	20,122,573
East Japan Railway Co.	1,456,700	93,290,513
Inpex Corp.	4,117	33,622,601
Japan Tobacco, Inc.	12,268	34,419,848
JFE Holdings, Inc.	834,700	27,191,689
Kenedix, Inc. (a)(d)	75,000	28,504,228
Kose Corp.	1,032,600	22,591,641
Marui Group Co. Ltd.	3,072,000	17,647,887
Mazda Motor Corp.	40,152,000	90,622,588
Common Stocks - continued
	Shares	Value
Japan - continued
Mitsubishi Corp.	1,976,500	$ 41,904,824
Mitsubishi UFJ Financial Group, Inc.	12,389,800	65,996,741
Mitsui & Co. Ltd.	2,416,600	31,738,849
Mitsui Chemicals, Inc.	10,938,000	37,566,728
Nomura Holdings, Inc.	8,349,000	58,848,895
Nomura Real Estate Office Fund, Inc.	4,215	26,044,810
NTT DoCoMo, Inc.	44,148	64,029,803
Omron Corp.	4,089,400	68,864,401
Osaka Securities Exchange Co. Ltd.	5,701	27,359,707
Promise Co. Ltd. (c)	3,517,300	22,358,677
Ricoh Co. Ltd.	7,584,000	103,074,093
Seven & i Holdings Co., Ltd.	824,100	18,042,408
SKY Perfect JSAT Holdings, Inc.	45,557	20,832,487
Sompo Japan Insurance, Inc.	7,315,000	42,779,557
Sony Financial Holdings, Inc.	7,256	20,823,150
Sumitomo Mitsui Financial Group, Inc.	1,552,000	52,755,599
Takashimaya Co. Ltd.	1,154,000	7,781,301
Tokyo Broadcasting System Holding	1,351,600	20,161,171
Tokyo Gas Co., Ltd.	12,760,000	50,550,718
Toshiba Corp.	10,478,000	59,888,717
Toyota Motor Corp. sponsored ADR (c)	1,621,398	127,912,088
TOTAL JAPAN		1,421,944,170
Luxembourg - 1.1%
ArcelorMittal SA (NY Shares) Class A (c)	1,571,300	53,455,626
Millicom International Cellular SA (a)	360,700	22,601,462
TOTAL LUXEMBOURG		76,057,088
Marshall Islands - 0.5%
Teekay Corp.	1,675,800	34,772,850
Netherlands - 1.6%
Akzo Nobel NV	764,069	45,289,452
ING Groep NV (Certificaten Van Aandelen) unit (a)	3,307,400	43,038,396
Royal DSM NV	611,697	26,860,259
TOTAL NETHERLANDS		115,188,107
Netherlands Antilles - 0.3%
Schlumberger Ltd.	338,600	21,060,920
Norway - 0.8%
Aker Solutions ASA	3,212,400	38,765,799
Sevan Marine ASA (a)	9,921,000	16,095,788
TOTAL NORWAY		54,861,587
Spain - 4.5%
Banco Santander SA	2,384,300	38,366,188
Gas Natural SDG SA Series E	3,333,500	67,179,616
Iberdrola SA (c)	3,986,600	36,254,854
Indra Sistemas SA	901,300	21,234,191
Repsol YPF SA sponsored ADR (c)	2,466,700	65,614,220

	Shares	Value
Telefonica SA	254,900	$ 7,117,985
Telefonica SA sponsored ADR	996,400	83,627,852
TOTAL SPAIN		319,394,906
Switzerland - 4.0%
Actelion Ltd. (Reg.) (a)	625,980	34,559,757
Nobel Biocare Holding AG (Switzerland)	751,710	21,391,611
Roche Holding AG (participation certificate)	628,776	100,925,258
UBS AG (For. Reg.) (a)	4,757,053	79,307,176
Zurich Financial Services AG (Reg.)	193,026	44,376,604
TOTAL SWITZERLAND		280,560,406
United Kingdom - 20.2%
Anglo American PLC (United Kingdom) (a)	2,813,800	102,326,284
BAE Systems PLC	6,320,300	32,634,622
Barclays PLC	9,640,800	50,545,012
BG Group PLC	4,085,385	70,762,912
British Land Co. PLC	5,440,682	42,179,320
British Sky Broadcasting Group PLC	3,495,900	30,591,901
Centrica PLC	19,087,743	77,812,890
GKN PLC	21,790,043	38,350,685
GlaxoSmithKline PLC	1,898,498	38,956,319
HSBC Holdings PLC sponsored ADR	2,403,371	133,122,720
Imperial Tobacco Group PLC	1,091,758	32,264,069
ITV PLC	70,751,030	49,657,990
Kesa Electricals PLC	8,817,900	19,240,236
Man Group PLC	17,708,037	90,126,470
Misys PLC	9,722,700	33,058,811
Rexam PLC	13,160,600	59,851,592
Rio Tinto PLC (Reg.)	1,738,510	76,884,915
Royal Dutch Shell PLC Class B ADR	3,699,300	215,151,288
Segro PLC	6,506,400	37,708,192
Smith & Nephew PLC	3,088,400	27,310,109
Vodafone Group PLC sponsored ADR	2,415,000	53,588,850
William Hill PLC	25,970,532	71,632,544
Xstrata PLC	2,268,500	32,868,035
TOTAL UNITED KINGDOM		1,416,625,766
United States of America - 3.3%
NII Holdings, Inc. (a)	3,302,000	88,922,860
Pfizer, Inc.	1,636,200	27,864,486
Procter & Gamble Co.	1,018,300	59,061,400
Smith International, Inc.	1,940,900	53,821,157
TOTAL UNITED STATES OF AMERICA		229,669,903
TOTAL COMMON STOCKS (Cost $6,678,739,421)		6,874,542,706
Money Market Funds - 8.2%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (e)	243,416,860	$ 243,416,860
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	328,661,620	328,661,620
TOTAL MONEY MARKET FUNDS (Cost $572,078,480)		572,078,480
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.05%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $14,899,000)	14,899,068	14,899,000
TOTAL INVESTMENT PORTFOLIO - 106.3% (Cost $7,265,716,901)		7,461,520,186
NET OTHER ASSETS - (6.3)%		(440,040,092)
NET ASSETS - 100%		$ 7,021,480,094
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$14,899,000 due 11/02/09 at 0.05%
BNP Paribas Securities Corp.	$ 2,746,860
Banc of America Securities LLC	2,811,884
Barclays Capital, Inc.	8,240,581
Deutsche Bank Securities, Inc.	1,099,675
$ 14,899,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,300,818
Fidelity Securities Lending Cash Central Fund	7,117,068
Total	$ 8,417,886
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Harry Winston Diamond Corp.	$ 29,808,633	$ 17,161,980	$ 9,630,285	$ 58,523	$ 35,080,049
Kenedix, Inc.	-	27,978,187	-	-	28,504,228
Total	$ 29,808,633	$ 45,140,167	$ 9,630,285	$ 58,523	$ 63,584,277
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 1,421,944,170	$ 179,231,370	$ 1,242,712,800	$ -
United Kingdom	1,416,625,766	1,222,929,411	193,696,355	-
France	1,055,621,270	817,150,221	238,471,049	-
Germany	754,899,430	570,684,393	184,215,002	35
Spain	319,394,906	273,910,733	45,484,173	-
Italy	300,730,947	257,600,676	43,130,271	-
Switzerland	280,560,406	201,253,230	79,307,176	-
United States of America	229,669,903	229,669,903	-	-
Hong Kong	165,795,157	108,631,875	57,163,282	-
Other	929,300,751	633,195,949	296,104,802	-
Money Market Funds	572,078,480	572,078,480	-	-
Cash Equivalents	14,899,000	-	14,899,000	-
Total Investments in Securities	$ 7,461,520,186	$ 5,066,336,241	$ 2,395,183,910	$ 35
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	35
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 35
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 35

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $1,798,921,333 of which $859,201,568 and $939,719,765 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $304,665,938 and repurchase agreements of $14,899,000) - See accompanying schedule: Unaffiliated issuers (cost $6,604,312,010)	$ 6,825,857,429
Fidelity Central Funds (cost $572,078,480)	572,078,480
Other affiliated issuers (cost $89,326,411)	63,584,277
Total Investments (cost $7,265,716,901)		$ 7,461,520,186
Cash		436,708
Foreign currency held at value (cost $40,358)		40,362
Receivable for investments sold		104,711,177
Receivable for fund shares sold		5,340,766
Dividends receivable		20,755,138
Distributions receivable from Fidelity Central Funds		282,712
Prepaid expenses		42,810
Other receivables		1,367,421
Total assets		7,594,497,280

Liabilities
Payable for investments purchased	$ 231,288,168
Payable for fund shares redeemed	6,807,246
Accrued management fee	4,106,875
Other affiliated payables	1,695,570
Other payables and accrued expenses	457,707
Collateral on securities loaned, at value	328,661,620
Total liabilities		573,017,186

Net Assets		$ 7,021,480,094
Net Assets consist of:
Paid in capital		$ 8,636,122,711
Undistributed net investment income		98,105,298
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,908,732,953)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		195,985,038
Net Assets		$ 7,021,480,094
Overseas: Net Asset Value, offering price and redemption price per share ($6,602,017,401 ÷ 219,140,992 shares)		$ 30.13

Class K: Net Asset Value, offering price and redemption price per share ($383,047,531 ÷ 12,700,958 shares)		$ 30.16

Class F: Net Asset Value, offering price and redemption price per share ($36,415,162 ÷ 1,207,679 shares)		$ 30.15

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends (including $58,523 earned from other affiliated issuers)		$ 184,748,736
Interest		14,529
Income from Fidelity Central Funds		8,417,886
		193,181,151
Less foreign taxes withheld		(16,553,656)
Total income		176,627,495

Expenses
Management fee Basic fee	$ 42,063,130
Performance adjustment	(2,349,513)
Transfer agent fees	17,149,813
Accounting and security lending fees	1,660,690
Custodian fees and expenses	744,440
Independent trustees' compensation	42,134
Depreciation in deferred trustee compensation account	(846)
Registration fees	86,705
Audit	106,028
Legal	85,182
Interest	140
Miscellaneous	174,469
Total expenses before reductions	59,762,372
Expense reductions	(2,464,857)	57,297,515
Net investment income (loss)		119,329,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(951,830,215)
Other affiliated issuers	(51,750,853)
Foreign currency transactions	(65,021)
Total net realized gain (loss)		(1,003,646,089)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,100,493,531
Assets and liabilities in foreign currencies	315,824
Total change in net unrealized appreciation (depreciation)		2,100,809,355
Net gain (loss)		1,097,163,266
Net increase (decrease) in net assets resulting from operations		$ 1,216,493,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 119,329,980	$ 108,130,289
Net realized gain (loss)	(1,003,646,089)	(902,937,259)
Change in net unrealized appreciation (depreciation)	2,100,809,355	(4,444,954,236)
Net increase (decrease) in net assets resulting from operations	1,216,493,246	(5,239,761,206)
Distributions to shareholders from net investment income	(81,537,156)	(93,919,303)
Distributions to shareholders from net realized gain	-	(947,430,820)
Total distributions	(81,537,156)	(1,041,350,123)
Share transactions - net increase (decrease)	377,264,123	2,246,479,755
Redemption fees	81,713	456,294
Total increase (decrease) in net assets	1,512,301,926	(4,034,175,280)

Net Assets
Beginning of period	5,509,178,168	9,543,353,448
End of period (including undistributed net investment income of $98,105,298 and undistributed net investment income of $101,205,874, respectively)	$ 7,021,480,094	$ 5,509,178,168

Financial Highlights - Overseas

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.43	$ 58.39	$ 47.08	$ 37.65	$ 32.21
Income from Investment Operations
Net investment income (loss) B	.52	.55	.70	.63	.39
Net realized and unrealized gain (loss)	4.55	(27.19)	15.80	9.37	5.35
Total from investment operations	5.07	(26.64)	16.50	10.00	5.74
Distributions from net investment income	(.37)	(.57)	(.55)	(.41)	(.19)
Distributions from net realized gain	-	(5.75)	(4.64)	(.16)	(.11)
Total distributions	(.37)	(6.32)	(5.19)	(.57)	(.30)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 30.13	$ 25.43	$ 58.39	$ 47.08	$ 37.65
Total Return A	20.44%	(50.88)%	38.79%	26.83%	17.90%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.13%	.95%	1.00%	.93%
Expenses net of fee waivers, if any	1.02%	1.13%	.95%	1.00%	.93%
Expenses net of all reductions	.98%	1.10%	.91%	.90%	.86%
Net investment income (loss)	2.01%	1.33%	1.43%	1.43%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,602,017	$ 5,464,901	$ 9,543,353	$ 7,217,287	$ 4,733,797
Portfolio turnover rate D	115%	113%	87%	132%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss) D	.59	.13
Net realized and unrealized gain (loss)	4.54	(19.68)
Total from investment operations	5.13	(19.55)
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 30.16	$ 25.45
Total Return B, C	20.73%	(43.44)%
Ratios to Average Net Assets E, H
Expenses before reductions	.78%	.96% A
Expenses net of fee waivers, if any	.78%	.96% A
Expenses net of all reductions	.74%	.93% A
Net investment income (loss)	2.25%	1.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 383,048	$ 44,277
Portfolio turnover rate F	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 26.62
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	3.46
Total from investment operations	3.53
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 30.15
Total Return B, C	13.26%
Ratios to Average Net Assets E, H
Expenses before reductions	.68% A
Expenses net of fee waivers, if any	.68% A
Expenses net of all reductions	.64% A
Net investment income (loss)	.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,415
Portfolio turnover rate F	115%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Overseas, Class K, and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 791,142,643
Gross unrealized depreciation	(706,964,993)
Net unrealized appreciation (depreciation)	$ 84,177,650

Tax Cost	$ 7,377,342,536

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 100,055,249
Capital loss carryforward	$ (1,798,921,333)
Net unrealized appreciation (depreciation)	$ 84,359,399

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 81,537,156	$ 204,315,590
Long-term Capital Gains	-	837,034,533
Total	$ 81,537,156	$ 1,041,350,123

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $6,980,004,135 and $6,647,710,529, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Overseas, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Overseas	$ 16,978,777.30
Class K	171,036.06
	$ 17,149,813

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,872 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,708,000.43%		$ 140

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $29,868 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $7,117,068.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Overseas' operating expenses. During the period, this reimbursement reduced the class's operating expenses by $13,445.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,447,663 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,749.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Overseas	$ 78,759,447	$ 93,919,303
Class K	2,777,709	-
Total	$ 81,537,156	$ 93,919,303
From net realized gain
Overseas	$ -	$ 947,430,820

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B,C	2008 A	2009 B,C	2008 A
Overseas
Shares sold	47,857,124	76,040,831	$ 1,179,178,777	$ 2,985,572,846
Conversion to Class K	(11,269,934)	(1,789,301)	(265,380,751)	(50,752,081)
Reinvestment of distributions	3,481,434	20,825,405	78,089,426	1,030,024,482
Shares redeemed	(35,803,556)	(43,642,881)	(910,091,016)	(1,767,850,377)
Net increase (decrease)	4,265,068	51,434,054	$ 81,796,436	$ 2,196,994,870
Class K
Shares sold	2,178,017	23,823	$ 56,176,528	$ 671,729
Conversion from Overseas	11,270,235	1,787,998	265,380,751	50,752,081
Reinvestment of distributions	123,950	-	2,777,709	-
Shares redeemed	(2,610,676)	(72,389)	(67,054,987)	(1,938,925)
Net increase (decrease)	10,961,526	1,739,432	$ 257,280,001	$ 49,484,885
Class F
Shares sold	1,220,610	-	$ 38,599,366	$ -
Shares redeemed	(12,931)	-	(411,680)	-
Net increase (decrease)	1,207,679	-	$ 38,187,686	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

C Conversion transactions for Class K and Overseas are for the period November 1, 2008 to August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund and Fidelity Freedom 2030 Fund were the owners of record of approximately 12% and 10%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were owners of record, in the aggregate, of approximately 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Overseas Fund voted to pay on December 7, 2009, to shareholders of record at the opening of business on December 4, 2009, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	12/07/09	12/04/09	$0.537	$0.01

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Overseas (retail class), as well as the fund's relative investment performance for Fidelity Overseas (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Overseas (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008, and the fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Overseas (retail class) of the fund.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Overseas (retail class) of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Overseas (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

OVE-F-ANN-1209
1.891736.100

Fidelity®
Overseas
Fund -
Class K

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class K A	20.73%	4.26%	1.38%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Overseas, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund - Class K on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund: The fund's Class K shares returned 20.73% for the year, trailing the return of MSCI EAFE index. The underperformance fell primarily within the financials sector, where security selection in the banks and diversified financials groups hurt the most. Fifteen of the fund's 20 biggest individual detractors were within financials, due to both stock selection and untimely ownership. For example, I trimmed Barclays of the United Kingdom at or near bottom and owned other stocks that missed the massive rally in financials stocks after March. I was overweighted in lagging Japanese firms such as Nomura Holdings and Promise, and underweighted in Australian banks, which rallied after March. Other detractors included a large out-of-index position in China Unicom, which reflected the country's lagging telecommunications sector. Conversely, stock selection in consumer staples helped. Individual contributors included a large overweighted position in Anheuser-Busch InBev, which underwent a merger between the Belgian-based brewer and the U.S. maker of Budweiser beer. Elsewhere, investments in emerging-markets mobile phone companies, such as PT Indosat in Indonesia and Vivo Partipacoes in Brazil - two out-of-index picks - also aided results. Some of the stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Overseas

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Overseas and Class K, and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Overseas	1.02%
Actual		$ 1,000.00	$ 1,255.40	$ 5.80 B
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19 C
Class K	.79%
Actual		$ 1,000.00	$ 1,256.70	$ 4.49 B
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02 C
Class F	.68%
Actual		$ 1,000.00	$ 1,132.60	$ 2.54 B
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47 C

A 5% return per year before expenses

B Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Overseas and Class K, and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Overseas

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan	20.2%
United Kingdom	20.2%
France	15.0%
Germany	10.7%
United States of America	5.4%
Spain	4.5%
Italy	4.3%
Switzerland	4.0%
Hong Kong	2.4%
Other	13.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom	23.2%
Japan	15.0%
France	14.3%
Germany	9.7%
United States of America	6.4%
Switzerland	6.3%
Belgium	5.5%
Hong Kong	4.2%
Spain	3.9%
Other	11.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	95.6
Short-Term Investments and Net Other Assets	2.1	4.4
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod Ricard SA (France, Beverages)	4.0	2.9
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.1	1.9
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.9	2.0
Toyota Motor Corp. sponsored ADR (Japan, Automobiles)	1.8	1.4
Danone (France, Food Products)	1.7	0.0
Bulgari SpA (Italy, Textiles, Apparel & Luxury Goods)	1.6	0.0
China Unicom (Hong Kong) Ltd. sponsored ADR (Hong Kong, Diversified Telecommunication Services)	1.6	3.3
HeidelbergCement AG (Germany, Construction Materials)	1.5	0.0
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.5	1.0
Ricoh Co. Ltd. (Japan, Office Electronics)	1.5	0.9
	20.2
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	19.2
Consumer Discretionary	11.2	10.1
Energy	10.5	7.6
Materials	10.2	8.7
Consumer Staples	9.9	16.1
Telecommunication Services	8.8	10.5
Industrials	7.9	6.6
Health Care	6.5	8.5
Information Technology	6.0	4.9
Utilities	4.3	3.4

Annual Report

Overseas

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 2.0%
Macquarie Group Ltd.	475,663	$ 20,825,143
National Australia Bank Ltd.	1,888,338	49,876,538
Qantas Airways Ltd.	10,974,903	27,280,023
Westfield Group unit	4,096,322	44,365,083
TOTAL AUSTRALIA		142,346,787
Austria - 0.5%
Wienerberger AG (a)	1,763,720	31,975,355
Bailiwick of Jersey - 1.1%
Shire PLC	2,112,658	37,376,235
WPP PLC	4,066,700	36,457,521
TOTAL BAILIWICK OF JERSEY		73,833,756
Belgium - 2.1%
Anheuser-Busch InBev SA NV	1,976,501	93,087,184
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,312,640	46,447
Fortis (a)	4,440,600	19,290,036
KBC Groupe SA (a)	893,025	38,530,319
TOTAL BELGIUM		150,953,986
Canada - 0.5%
Harry Winston Diamond Corp. (d)	4,282,574	35,080,049
Cayman Islands - 0.2%
Shanda Games Ltd. sponsored ADR	1,171,600	11,669,136
Egypt - 0.5%
Orascom Telecom Holding SAE unit	1,060,000	36,146,000
France - 15.0%
Accor SA	776,876	37,354,448
Alstom SA	632,700	44,061,926
AXA SA	1,880,137	46,756,168
BNP Paribas SA	714,790	54,117,643
Carrefour SA	770,707	33,196,099
Compagnie de St. Gobain	1,211,743	59,387,491
Danone	1,973,309	118,926,065
Lafarge SA (Bearer)	375,956	30,677,050
Pernod Ricard SA (c)	3,351,176	280,055,517
Sanofi-Aventis	1,142,068	83,710,385
Schneider Electric SA	449,277	46,947,095
Societe Generale Series A	655,808	43,794,162
Total SA Series B	1,805,001	108,004,496
Unibail-Rodamco	106,695	23,700,211
Veolia Environnement	693,600	22,735,359
Wendel (c)	398,000	22,197,155
TOTAL FRANCE		1,055,621,270
Germany - 10.7%
Allianz AG (Reg.)	375,049	42,568,060
BASF AG	367,215	19,723,696
Bayer AG	690,900	48,018,453
Commerzbank AG (a)(c)	2,482,964	25,942,020
Daimler AG	895,000	43,165,850

	Shares	Value
Deutsche Boerse AG	946,462	$ 76,769,271
Deutsche Postbank AG (a)	1,003,500	31,143,612
Deutsche Telekom AG (Reg.)	4,817,770	65,232,603
E.ON AG	1,196,370	45,931,922
Fresenius Medical Care AG & Co. KGaA	526,000	25,504,463
HeidelbergCement AG (c)	1,808,529	108,396,413
Lanxess AG	628,370	19,723,379
Linde AG	341,697	35,896,621
Munich Re Group (Reg.)	126,859	20,094,166
SAP AG	483,711	21,897,597
Siemens AG (Reg.)	605,607	54,516,742
Sky Deutschland AG (a)	7,053,800	29,479,255
Software AG (Bearer)	275,300	24,533,929
TUI AG (a)(c)	2,358,100	16,361,343
TUI AG rights 11/11/09 (a)(c)	2,358,100	35
TOTAL GERMANY		754,899,430
Greece - 1.3%
Alpha Bank AE (a)	1,030,900	20,161,208
Hellenic Telecommunications Organization SA	4,201,421	71,099,912
TOTAL GREECE		91,261,120
Hong Kong - 2.4%
China Unicom (Hong Kong) Ltd. sponsored ADR (c)	8,587,500	108,631,875
Hutchison Whampoa Ltd.	8,144,000	57,163,282
TOTAL HONG KONG		165,795,157
India - 0.5%
Reliance Industries Ltd.	910,936	36,885,863
Indonesia - 0.2%
PT Indosat Tbk sponsored ADR (c)	448,805	11,893,333
Ireland - 0.1%
CRH PLC	217,442	5,314,814
Italy - 4.3%
Bulgari SpA (c)	13,865,381	113,852,096
ENI SpA	1,741,574	43,130,271
Intesa Sanpaolo SpA	22,787,249	96,406,157
UniCredit SpA	14,048,824	47,342,423
TOTAL ITALY		300,730,947
Japan - 20.2%
Bridgestone Corp.	2,019,000	33,296,596
Canon, Inc. sponsored ADR	1,362,700	51,319,282
Citizen Holdings Co. Ltd.	3,576,000	20,122,573
East Japan Railway Co.	1,456,700	93,290,513
Inpex Corp.	4,117	33,622,601
Japan Tobacco, Inc.	12,268	34,419,848
JFE Holdings, Inc.	834,700	27,191,689
Kenedix, Inc. (a)(d)	75,000	28,504,228
Kose Corp.	1,032,600	22,591,641
Marui Group Co. Ltd.	3,072,000	17,647,887
Mazda Motor Corp.	40,152,000	90,622,588
Common Stocks - continued
	Shares	Value
Japan - continued
Mitsubishi Corp.	1,976,500	$ 41,904,824
Mitsubishi UFJ Financial Group, Inc.	12,389,800	65,996,741
Mitsui & Co. Ltd.	2,416,600	31,738,849
Mitsui Chemicals, Inc.	10,938,000	37,566,728
Nomura Holdings, Inc.	8,349,000	58,848,895
Nomura Real Estate Office Fund, Inc.	4,215	26,044,810
NTT DoCoMo, Inc.	44,148	64,029,803
Omron Corp.	4,089,400	68,864,401
Osaka Securities Exchange Co. Ltd.	5,701	27,359,707
Promise Co. Ltd. (c)	3,517,300	22,358,677
Ricoh Co. Ltd.	7,584,000	103,074,093
Seven & i Holdings Co., Ltd.	824,100	18,042,408
SKY Perfect JSAT Holdings, Inc.	45,557	20,832,487
Sompo Japan Insurance, Inc.	7,315,000	42,779,557
Sony Financial Holdings, Inc.	7,256	20,823,150
Sumitomo Mitsui Financial Group, Inc.	1,552,000	52,755,599
Takashimaya Co. Ltd.	1,154,000	7,781,301
Tokyo Broadcasting System Holding	1,351,600	20,161,171
Tokyo Gas Co., Ltd.	12,760,000	50,550,718
Toshiba Corp.	10,478,000	59,888,717
Toyota Motor Corp. sponsored ADR (c)	1,621,398	127,912,088
TOTAL JAPAN		1,421,944,170
Luxembourg - 1.1%
ArcelorMittal SA (NY Shares) Class A (c)	1,571,300	53,455,626
Millicom International Cellular SA (a)	360,700	22,601,462
TOTAL LUXEMBOURG		76,057,088
Marshall Islands - 0.5%
Teekay Corp.	1,675,800	34,772,850
Netherlands - 1.6%
Akzo Nobel NV	764,069	45,289,452
ING Groep NV (Certificaten Van Aandelen) unit (a)	3,307,400	43,038,396
Royal DSM NV	611,697	26,860,259
TOTAL NETHERLANDS		115,188,107
Netherlands Antilles - 0.3%
Schlumberger Ltd.	338,600	21,060,920
Norway - 0.8%
Aker Solutions ASA	3,212,400	38,765,799
Sevan Marine ASA (a)	9,921,000	16,095,788
TOTAL NORWAY		54,861,587
Spain - 4.5%
Banco Santander SA	2,384,300	38,366,188
Gas Natural SDG SA Series E	3,333,500	67,179,616
Iberdrola SA (c)	3,986,600	36,254,854
Indra Sistemas SA	901,300	21,234,191
Repsol YPF SA sponsored ADR (c)	2,466,700	65,614,220

	Shares	Value
Telefonica SA	254,900	$ 7,117,985
Telefonica SA sponsored ADR	996,400	83,627,852
TOTAL SPAIN		319,394,906
Switzerland - 4.0%
Actelion Ltd. (Reg.) (a)	625,980	34,559,757
Nobel Biocare Holding AG (Switzerland)	751,710	21,391,611
Roche Holding AG (participation certificate)	628,776	100,925,258
UBS AG (For. Reg.) (a)	4,757,053	79,307,176
Zurich Financial Services AG (Reg.)	193,026	44,376,604
TOTAL SWITZERLAND		280,560,406
United Kingdom - 20.2%
Anglo American PLC (United Kingdom) (a)	2,813,800	102,326,284
BAE Systems PLC	6,320,300	32,634,622
Barclays PLC	9,640,800	50,545,012
BG Group PLC	4,085,385	70,762,912
British Land Co. PLC	5,440,682	42,179,320
British Sky Broadcasting Group PLC	3,495,900	30,591,901
Centrica PLC	19,087,743	77,812,890
GKN PLC	21,790,043	38,350,685
GlaxoSmithKline PLC	1,898,498	38,956,319
HSBC Holdings PLC sponsored ADR	2,403,371	133,122,720
Imperial Tobacco Group PLC	1,091,758	32,264,069
ITV PLC	70,751,030	49,657,990
Kesa Electricals PLC	8,817,900	19,240,236
Man Group PLC	17,708,037	90,126,470
Misys PLC	9,722,700	33,058,811
Rexam PLC	13,160,600	59,851,592
Rio Tinto PLC (Reg.)	1,738,510	76,884,915
Royal Dutch Shell PLC Class B ADR	3,699,300	215,151,288
Segro PLC	6,506,400	37,708,192
Smith & Nephew PLC	3,088,400	27,310,109
Vodafone Group PLC sponsored ADR	2,415,000	53,588,850
William Hill PLC	25,970,532	71,632,544
Xstrata PLC	2,268,500	32,868,035
TOTAL UNITED KINGDOM		1,416,625,766
United States of America - 3.3%
NII Holdings, Inc. (a)	3,302,000	88,922,860
Pfizer, Inc.	1,636,200	27,864,486
Procter & Gamble Co.	1,018,300	59,061,400
Smith International, Inc.	1,940,900	53,821,157
TOTAL UNITED STATES OF AMERICA		229,669,903
TOTAL COMMON STOCKS (Cost $6,678,739,421)		6,874,542,706
Money Market Funds - 8.2%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (e)	243,416,860	$ 243,416,860
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	328,661,620	328,661,620
TOTAL MONEY MARKET FUNDS (Cost $572,078,480)		572,078,480
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.05%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $14,899,000)	14,899,068	14,899,000
TOTAL INVESTMENT PORTFOLIO - 106.3% (Cost $7,265,716,901)		7,461,520,186
NET OTHER ASSETS - (6.3)%		(440,040,092)
NET ASSETS - 100%		$ 7,021,480,094
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$14,899,000 due 11/02/09 at 0.05%
BNP Paribas Securities Corp.	$ 2,746,860
Banc of America Securities LLC	2,811,884
Barclays Capital, Inc.	8,240,581
Deutsche Bank Securities, Inc.	1,099,675
$ 14,899,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,300,818
Fidelity Securities Lending Cash Central Fund	7,117,068
Total	$ 8,417,886
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Harry Winston Diamond Corp.	$ 29,808,633	$ 17,161,980	$ 9,630,285	$ 58,523	$ 35,080,049
Kenedix, Inc.	-	27,978,187	-	-	28,504,228
Total	$ 29,808,633	$ 45,140,167	$ 9,630,285	$ 58,523	$ 63,584,277
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 1,421,944,170	$ 179,231,370	$ 1,242,712,800	$ -
United Kingdom	1,416,625,766	1,222,929,411	193,696,355	-
France	1,055,621,270	817,150,221	238,471,049	-
Germany	754,899,430	570,684,393	184,215,002	35
Spain	319,394,906	273,910,733	45,484,173	-
Italy	300,730,947	257,600,676	43,130,271	-
Switzerland	280,560,406	201,253,230	79,307,176	-
United States of America	229,669,903	229,669,903	-	-
Hong Kong	165,795,157	108,631,875	57,163,282	-
Other	929,300,751	633,195,949	296,104,802	-
Money Market Funds	572,078,480	572,078,480	-	-
Cash Equivalents	14,899,000	-	14,899,000	-
Total Investments in Securities	$ 7,461,520,186	$ 5,066,336,241	$ 2,395,183,910	$ 35
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	35
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 35
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 35

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $1,798,921,333 of which $859,201,568 and $939,719,765 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $304,665,938 and repurchase agreements of $14,899,000) - See accompanying schedule: Unaffiliated issuers (cost $6,604,312,010)	$ 6,825,857,429
Fidelity Central Funds (cost $572,078,480)	572,078,480
Other affiliated issuers (cost $89,326,411)	63,584,277
Total Investments (cost $7,265,716,901)		$ 7,461,520,186
Cash		436,708
Foreign currency held at value (cost $40,358)		40,362
Receivable for investments sold		104,711,177
Receivable for fund shares sold		5,340,766
Dividends receivable		20,755,138
Distributions receivable from Fidelity Central Funds		282,712
Prepaid expenses		42,810
Other receivables		1,367,421
Total assets		7,594,497,280

Liabilities
Payable for investments purchased	$ 231,288,168
Payable for fund shares redeemed	6,807,246
Accrued management fee	4,106,875
Other affiliated payables	1,695,570
Other payables and accrued expenses	457,707
Collateral on securities loaned, at value	328,661,620
Total liabilities		573,017,186

Net Assets		$ 7,021,480,094
Net Assets consist of:
Paid in capital		$ 8,636,122,711
Undistributed net investment income		98,105,298
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,908,732,953)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		195,985,038
Net Assets		$ 7,021,480,094
Overseas: Net Asset Value, offering price and redemption price per share ($6,602,017,401 ÷ 219,140,992 shares)		$ 30.13

Class K: Net Asset Value, offering price and redemption price per share ($383,047,531 ÷ 12,700,958 shares)		$ 30.16

Class F: Net Asset Value, offering price and redemption price per share ($36,415,162 ÷ 1,207,679 shares)		$ 30.15

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends (including $58,523 earned from other affiliated issuers)		$ 184,748,736
Interest		14,529
Income from Fidelity Central Funds		8,417,886
		193,181,151
Less foreign taxes withheld		(16,553,656)
Total income		176,627,495

Expenses
Management fee Basic fee	$ 42,063,130
Performance adjustment	(2,349,513)
Transfer agent fees	17,149,813
Accounting and security lending fees	1,660,690
Custodian fees and expenses	744,440
Independent trustees' compensation	42,134
Depreciation in deferred trustee compensation account	(846)
Registration fees	86,705
Audit	106,028
Legal	85,182
Interest	140
Miscellaneous	174,469
Total expenses before reductions	59,762,372
Expense reductions	(2,464,857)	57,297,515
Net investment income (loss)		119,329,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(951,830,215)
Other affiliated issuers	(51,750,853)
Foreign currency transactions	(65,021)
Total net realized gain (loss)		(1,003,646,089)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,100,493,531
Assets and liabilities in foreign currencies	315,824
Total change in net unrealized appreciation (depreciation)		2,100,809,355
Net gain (loss)		1,097,163,266
Net increase (decrease) in net assets resulting from operations		$ 1,216,493,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 119,329,980	$ 108,130,289
Net realized gain (loss)	(1,003,646,089)	(902,937,259)
Change in net unrealized appreciation (depreciation)	2,100,809,355	(4,444,954,236)
Net increase (decrease) in net assets resulting from operations	1,216,493,246	(5,239,761,206)
Distributions to shareholders from net investment income	(81,537,156)	(93,919,303)
Distributions to shareholders from net realized gain	-	(947,430,820)
Total distributions	(81,537,156)	(1,041,350,123)
Share transactions - net increase (decrease)	377,264,123	2,246,479,755
Redemption fees	81,713	456,294
Total increase (decrease) in net assets	1,512,301,926	(4,034,175,280)

Net Assets
Beginning of period	5,509,178,168	9,543,353,448
End of period (including undistributed net investment income of $98,105,298 and undistributed net investment income of $101,205,874, respectively)	$ 7,021,480,094	$ 5,509,178,168

Financial Highlights - Overseas

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 25.43	$ 58.39	$ 47.08	$ 37.65	$ 32.21
Income from Investment Operations
Net investment income (loss) B	.52	.55	.70	.63	.39
Net realized and unrealized gain (loss)	4.55	(27.19)	15.80	9.37	5.35
Total from investment operations	5.07	(26.64)	16.50	10.00	5.74
Distributions from net investment income	(.37)	(.57)	(.55)	(.41)	(.19)
Distributions from net realized gain	-	(5.75)	(4.64)	(.16)	(.11)
Total distributions	(.37)	(6.32)	(5.19)	(.57)	(.30)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 30.13	$ 25.43	$ 58.39	$ 47.08	$ 37.65
Total Return A	20.44%	(50.88)%	38.79%	26.83%	17.90%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.13%	.95%	1.00%	.93%
Expenses net of fee waivers, if any	1.02%	1.13%	.95%	1.00%	.93%
Expenses net of all reductions	.98%	1.10%	.91%	.90%	.86%
Net investment income (loss)	2.01%	1.33%	1.43%	1.43%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,602,017	$ 5,464,901	$ 9,543,353	$ 7,217,287	$ 4,733,797
Portfolio turnover rate D	115%	113%	87%	132%	87%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss) D	.59	.13
Net realized and unrealized gain (loss)	4.54	(19.68)
Total from investment operations	5.13	(19.55)
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 30.16	$ 25.45
Total Return B, C	20.73%	(43.44)%
Ratios to Average Net Assets E, H
Expenses before reductions	.78%	.96% A
Expenses net of fee waivers, if any	.78%	.96% A
Expenses net of all reductions	.74%	.93% A
Net investment income (loss)	2.25%	1.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 383,048	$ 44,277
Portfolio turnover rate F	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 26.62
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	3.46
Total from investment operations	3.53
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 30.15
Total Return B, C	13.26%
Ratios to Average Net Assets E, H
Expenses before reductions	.68% A
Expenses net of fee waivers, if any	.68% A
Expenses net of all reductions	.64% A
Net investment income (loss)	.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,415
Portfolio turnover rate F	115%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Overseas, Class K, and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 791,142,643
Gross unrealized depreciation	(706,964,993)
Net unrealized appreciation (depreciation)	$ 84,177,650

Tax Cost	$ 7,377,342,536

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 100,055,249
Capital loss carryforward	$ (1,798,921,333)
Net unrealized appreciation (depreciation)	$ 84,359,399

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 81,537,156	$ 204,315,590
Long-term Capital Gains	-	837,034,533
Total	$ 81,537,156	$ 1,041,350,123

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $6,980,004,135 and $6,647,710,529, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Overseas, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Overseas	$ 16,978,777.30
Class K	171,036.06
	$ 17,149,813

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,872 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,708,000.43%		$ 140

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $29,868 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $7,117,068.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Overseas' operating expenses. During the period, this reimbursement reduced the class's operating expenses by $13,445.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,447,663 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,749.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Overseas	$ 78,759,447	$ 93,919,303
Class K	2,777,709	-
Total	$ 81,537,156	$ 93,919,303
From net realized gain
Overseas	$ -	$ 947,430,820

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B,C	2008 A	2009 B,C	2008 A
Overseas
Shares sold	47,857,124	76,040,831	$ 1,179,178,777	$ 2,985,572,846
Conversion to Class K	(11,269,934)	(1,789,301)	(265,380,751)	(50,752,081)
Reinvestment of distributions	3,481,434	20,825,405	78,089,426	1,030,024,482
Shares redeemed	(35,803,556)	(43,642,881)	(910,091,016)	(1,767,850,377)
Net increase (decrease)	4,265,068	51,434,054	$ 81,796,436	$ 2,196,994,870
Class K
Shares sold	2,178,017	23,823	$ 56,176,528	$ 671,729
Conversion from Overseas	11,270,235	1,787,998	265,380,751	50,752,081
Reinvestment of distributions	123,950	-	2,777,709	-
Shares redeemed	(2,610,676)	(72,389)	(67,054,987)	(1,938,925)
Net increase (decrease)	10,961,526	1,739,432	$ 257,280,001	$ 49,484,885
Class F
Shares sold	1,220,610	-	$ 38,599,366	$ -
Shares redeemed	(12,931)	-	(411,680)	-
Net increase (decrease)	1,207,679	-	$ 38,187,686	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

C Conversion transactions for Class K and Overseas are for the period November 1, 2008 to August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund and Fidelity Freedom 2030 Fund were the owners of record of approximately 12% and 10%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were owners of record, in the aggregate, of approximately 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Overseas Fund voted to pay on December 7, 2009, to shareholders of record at the opening of business on December 4, 2009, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
K Class	12/07/09	12/04/09	$0.522	$0.01

The K Class designates 85% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
K Class	12/08/2008	0.460	.0391

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Overseas (retail class), as well as the fund's relative investment performance for Fidelity Overseas (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Overseas (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008, and the fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Overseas (retail class) of the fund.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Overseas (retail class) of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Overseas (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

OVE-K-UANN-1209
1.863317.101

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor
Worldwide Fund
Class A, Class T, Class B, and Class C

Annual Report

October 31, 2009

Class A, Class T, Class B, and Class C are
classes of Fidelity® Worldwide Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	6.73%	3.05%	2.80%
Class T (incl. 3.50% sales charge) B	9.13%	3.51%	3.03%
Class B (incl. contingent deferred sales charge) C	7.71%	3.88%	3.36%
Class C (incl. contingent deferred sales charge) D	11.71%	4.18%	3.36%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A took place on February 19, 2009. Returns prior to February 19, 2009 are those of Worldwide, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T took place on February 19, 2009. Returns prior to February 19, 2009 are those of Worldwide, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B took place on February 19, 2009. Returns prior to February 19, 2009 are those of Worldwide, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C took place on February 19, 2009. Returns prior to February 19, 2009 are those of Worldwide, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Worldwide Fund - Class A, a class of the fund, on October 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® World Index performed over the same period. The initial offering of Class A took place on February 19, 2009. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity Advisor Worldwide Fund and manager of its non-U.S. equity investments, and from Stephen DuFour, Co-Portfolio Manager responsible for the fund's U.S. equity subportfolio: For the 12 months ending October 31, 2009, the fund's Advisor Class shares (excluding sales charges) lagged the 18.94% return of the MSCI World Index. (For specific class-level returns, please see the performance section of this report.) The fund's focus on higher-quality stocks hindered performance as lower-quality, higher-risk stocks led the market rally that began last March. Stock selection in financials did the most damage versus the index, followed by underweightings and disappointing stock picks in industrials and energy. On a geographic basis, the fund had weak security selection in Europe, Japan, Australia and the United States. The biggest individual detractors included Union Pacific, a West Coast railroad pressured by declining railroad volumes, and Well Fargo, a West Coast bank hurt by higher-than-anticipated mortgage losses. Overseas disappointments included investment bank Nomura Holdings, a high-quality Japanese financial that lagged lower-quality European financials in the spring rally. The fund benefited from strong stock picking in China and Brazil, which are not in the index, as well as in the telecommunication services and materials sectors. Top contributors included Temple-Inland, a U.S. boxboard and building products company that climbed nicely. Wells Fargo and Temple-Inland were no longer in the portfolio at period end. On the international side, not owning German car maker and index component Volkswagen proved helpful, as the stock plunged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Worldwide

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.55%
Actual		$ 1,000.00	$ 1,221.20	$ 8.68
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class T	1.77%
Actual		$ 1,000.00	$ 1,219.60	$ 9.90
HypotheticalA		$ 1,000.00	$ 1,016.28	$ 9.00
Class B	2.24%
Actual		$ 1,000.00	$ 1,216.50	$ 12.51
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37
Class C	2.22%
Actual		$ 1,000.00	$ 1,216.50	$ 12.40
HypotheticalA		$ 1,000.00	$ 1,014.01	$ 11.27
Worldwide	1.26%
Actual		$ 1,000.00	$ 1,221.90	$ 7.06
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.41
Institutional Class	1.19%
Actual		$ 1,000.00	$ 1,223.50	$ 6.67
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Worldwide

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United States of America	43.9%
United Kingdom	11.7%
Japan	8.3%
France	4.8%
Germany	4.4%
Switzerland	4.0%
Netherlands	2.5%
Australia	2.0%
China	1.8%
Other	16.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United States of America	47.8%
Japan	11.2%
United Kingdom	10.3%
Germany	5.3%
France	5.2%
Switzerland	5.1%
Australia	1.7%
Netherlands	1.4%
China	1.3%
Other	10.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.8	97.8
Bonds	0.4	0.7
Short-Term Investments and Net Other Assets	3.8	1.5
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp. (United States of America, Road & Rail)	2.2	2.2
Google, Inc. Class A (United States of America, Internet Software & Services)	2.1	2.3
Apple, Inc. (United States of America, Computers & Peripherals)	2.0	2.0
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	1.6	0.9
Occidental Petroleum Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.6	0.1
JPMorgan Chase & Co. (United States of America, Diversified Financial Services)	1.6	2.1
CSX Corp. (United States of America, Road & Rail)	1.4	0.0
Express Scripts, Inc. (United States of America, Health Care Providers & Services)	1.3	1.2
American Express Co. (United States of America, Consumer Finance)	1.3	0.1
Cisco Systems, Inc. (United States of America, Communications Equipment)	1.2	1.2
	16.3
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.8	19.7
Information Technology	17.3	19.7
Industrials	13.3	9.4
Consumer Discretionary	11.6	12.0
Energy	9.3	8.2
Health Care	8.5	8.7
Materials	7.7	7.8
Consumer Staples	5.1	5.8
Telecommunication Services	2.8	4.7
Utilities	0.8	0.9

Annual Report

Worldwide

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 2.0%
Billabong International Ltd.	125,750	$ 1,163,139
BlueScope Steel Ltd.	633,651	1,678,718
Commonwealth Bank of Australia	91,076	4,207,365
Goodman Group unit	1,060,044	568,217
Macquarie Group Ltd.	52,724	2,308,325
National Australia Bank Ltd.	114,703	3,029,642
Newcrest Mining Ltd.	97,396	2,798,694
QBE Insurance Group Ltd.	67,910	1,367,174
Wesfarmers Ltd.	61,452	1,532,922
Westfield Group unit	128,519	1,391,921
TOTAL AUSTRALIA		20,046,117
Bailiwick of Jersey - 0.5%
Experian PLC	158,300	1,452,824
Informa PLC	723,000	3,480,347
TOTAL BAILIWICK OF JERSEY		4,933,171
Belgium - 0.6%
Anheuser-Busch InBev SA NV	133,004	6,264,084
Bermuda - 0.5%
Aquarius Platinum Ltd. (United Kingdom)	81,666	349,545
Huabao International Holdings Ltd.	1,060,000	1,011,113
Marvell Technology Group Ltd. (a)	56,000	768,320
Ports Design Ltd.	200,500	540,339
Seadrill Ltd. (a)	100,300	2,094,948
Xyratex Ltd. (a)	46,000	480,700
TOTAL BERMUDA		5,244,965
Brazil - 1.0%
BM&F BOVESPA SA	170,798	1,100,703
Itau Unibanco Banco Multiplo SA ADR	74,140	1,419,040
Petroleo Brasileiro SA - Petrobras sponsored ADR	53,000	2,449,660
Vivo Participacoes SA sponsored ADR	170,425	4,132,806
Votorantim Celulose e Papel SA sponsored ADR (a)	84,539	1,161,566
TOTAL BRAZIL		10,263,775
British Virgin Islands - 0.1%
Playtech Ltd.	200,359	1,183,395
Canada - 1.1%
Keyera Facilities Income Fund	45,000	824,491
Niko Resources Ltd.	26,700	2,159,967
Open Text Corp. (a)	91,100	3,398,846
PetroBakken Energy Ltd. Class A	89,502	2,580,461
Petrobank Energy & Resources Ltd. (a)	46,800	2,046,001
TOTAL CANADA		11,009,766
Cayman Islands - 0.3%
BaWang International (Group) Holding Ltd.	1,408,000	572,148
Belle International Holdings Ltd.	533,000	538,144
China Dongxiang Group Co. Ltd.	1,336,000	816,300

	Shares	Value
China High Speed Transmission Equipment Group Co. Ltd.	32,000	$ 64,177
Hengdeli Holdings Ltd.	2,160,000	703,329
TOTAL CAYMAN ISLANDS		2,694,098
Chile - 0.0%
Embotelladora Andina SA sponsored ADR	23,000	419,750
China - 1.8%
Baidu.com, Inc. sponsored ADR (a)	20,100	7,596,192
BYD Co. Ltd. (H Shares) (a)	257,500	2,357,546
NetEase.com, Inc. sponsored ADR (a)	19,500	753,090
Tencent Holdings Ltd.	209,400	3,646,289
ZTE Corp. (H Shares)	592,784	3,284,826
TOTAL CHINA		17,637,943
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)	1,232,268	70,810
Denmark - 1.0%
Novo Nordisk AS Series B	61,146	3,808,175
Vestas Wind Systems AS (a)	28,002	1,984,799
William Demant Holding AS (a)	51,100	3,652,309
TOTAL DENMARK		9,445,283
Finland - 0.2%
Nokian Tyres PLC	68,200	1,459,230
France - 4.8%
Accor SA	26,560	1,277,082
Air France KLM (Reg.) (a)	145,500	2,239,596
Alstom SA	28,675	1,996,959
Atos Origin SA (a)	26,644	1,252,303
AXA SA	158,437	3,940,089
BNP Paribas SA	69,124	5,233,464
Cap Gemini SA	37,200	1,730,384
Credit Agricole SA	55,600	1,072,227
Danone	34,996	2,109,115
Iliad Group SA	27,158	2,945,373
LVMH Moet Hennessy - Louis Vuitton	14,519	1,509,468
Orpea	32,200	1,454,686
Pernod Ricard SA	20,700	1,729,885
PPR SA	18,950	2,073,593
Sanofi-Aventis	46,582	3,414,330
Schneider Electric SA	41,317	4,317,410
Societe Generale Series A	19,378	1,581,592
Total SA Series B	102,562	6,136,926
Unibail-Rodamco	6,389	1,419,192
TOTAL FRANCE		47,433,674
Germany - 4.4%
Aixtron AG	135,700	4,067,672
BASF AG	39,844	2,140,084
Bayerische Motoren Werke AG (BMW)	57,542	2,819,285
Beiersdorf AG	32,240	1,987,852
Daimler AG (Reg.)	53,918	2,600,465
Common Stocks - continued
	Shares	Value
Germany - continued
Deutsche Bank AG	22,004	$ 1,576,146
Deutsche Boerse AG	36,623	2,970,559
Deutsche Post AG	58,109	982,941
E.ON AG	180,785	6,940,831
GEA Group AG	113,972	2,151,790
HeidelbergCement AG	52,766	3,162,595
MAN SE	39,453	3,250,034
Metro AG	13,600	755,694
Munich Re Group (Reg.)	9,825	1,556,257
SGL Carbon AG (a)	28,200	1,083,090
Siemens AG (Reg.)	60,573	5,452,781
TOTAL GERMANY		43,498,076
Greece - 0.5%
EFG Eurobank Ergasias SA	127,400	2,043,483
Hellenic Telecommunications Organization SA	74,802	1,265,861
National Bank of Greece SA (a)	56,200	2,091,511
TOTAL GREECE		5,400,855
Hong Kong - 0.9%
BYD Electronic International Co. Ltd. (a)	1,139,500	1,062,359
Cheung Kong Holdings Ltd.	167,000	2,119,501
Sinotruk Hong Kong Ltd.	1,059,000	1,259,242
Sun Hung Kai Properties Ltd.	147,000	2,227,182
Techtronic Industries Co. Ltd.	2,307,500	1,853,653
TOTAL HONG KONG		8,521,937
India - 0.4%
Indiabulls Real Estate Ltd. (a)	299,879	1,570,026
Reliance Industries Ltd.	30,578	1,238,173
Tata Steel Ltd.	159,920	1,581,912
TOTAL INDIA		4,390,111
Ireland - 1.6%
Covidien PLC	56,000	2,358,720
CRH PLC	83,323	2,036,618
Ingersoll-Rand Co. Ltd.	290,800	9,186,372
Paddy Power PLC (Ireland)	79,400	2,544,799
TOTAL IRELAND		16,126,509
Israel - 0.6%
Teva Pharmaceutical Industries Ltd. sponsored ADR	119,800	6,047,504
Italy - 0.6%
Fiat SpA (a)	293,400	4,386,608
Intesa Sanpaolo SpA	304,069	1,286,427
TOTAL ITALY		5,673,035
Japan - 8.3%
Asics Corp.	110,000	980,582
Canon, Inc.	104,950	3,957,134
Denso Corp.	89,300	2,440,102

	Shares	Value
Don Quijote Co. Ltd.	29,700	$ 793,767
Fanuc Ltd.	11,700	971,870
Goldcrest Co. Ltd.	23,480	712,773
Honda Motor Co. Ltd.	89,600	2,767,601
Japan Tobacco, Inc.	481	1,349,523
JSR Corp.	126,300	2,463,415
JTEKT Corp.	317,500	3,354,212
Keyence Corp.	9,500	1,886,088
Kirin Holdings Co. Ltd.	158,000	2,579,191
Mazda Motor Corp.	542,000	1,223,288
Misumi Group, Inc.	28,800	491,534
Mitsubishi Corp.	89,300	1,893,297
Mitsubishi UFJ Financial Group, Inc.	806,500	4,295,983
Mitsui & Co. Ltd.	197,500	2,593,902
Mitsui Sumitomo Insurance Group Holdings, Inc.	31,400	730,971
NHK Spring Co. Ltd.	68,000	530,972
Nichi-iko Pharmaceutical Co. Ltd.	33,000	981,712
Nitori Co. Ltd.	5,400	439,181
Nomura Holdings, Inc.	81,800	576,577
NSK Ltd.	271,000	1,574,533
Omron Corp.	207,900	3,500,980
ORIX Corp.	59,420	3,838,438
Rakuten, Inc.	3,995	2,736,133
Ricoh Co. Ltd.	193,000	2,623,062
Sawai Pharmaceutical Co. Ltd.	9,100	517,526
Shin-Etsu Chemical Co., Ltd.	61,800	3,277,516
SMC Corp.	10,700	1,222,057
Softbank Corp.	155,300	3,659,670
Sumco Corp.	112,200	2,141,272
Sumitomo Mitsui Financial Group, Inc.	63,100	2,144,896
Takashimaya Co. Ltd.	73,000	492,231
THK Co. Ltd.	95,800	1,655,498
Tokio Marine Holdings, Inc.	99,900	2,554,623
Tokyo Electron Ltd.	75,700	4,258,847
Toshiba Corp.	527,000	3,012,154
Toyota Motor Corp.	130,200	5,140,185
TOTAL JAPAN		82,363,296
Korea (South) - 1.0%
KB Financial Group, Inc. (a)	28,620	1,371,573
Kia Motors Corp. (a)	99,330	1,469,993
Lotte Shopping Co. Ltd.	468	131,693
MegaStudy Co. Ltd.	1,007	208,650
NHN Corp. (a)	11,388	1,673,458
Samsung Electronics Co. Ltd.	5,005	3,000,634
Shinhan Financial Group Co. Ltd. (a)	58,350	2,205,739
TOTAL KOREA (SOUTH)		10,061,740
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (c)	93,400	3,177,468
Common Stocks - continued
	Shares	Value
Luxembourg - continued
Millicom International Cellular SA (a)	15,000	$ 939,900
Tenaris SA	106,600	1,905,937
TOTAL LUXEMBOURG		6,023,305
Netherlands - 2.5%
Akzo Nobel NV	24,374	1,444,745
ASML Holding NV:
(Netherlands)	116,900	3,152,280
(NY Shares)	38,000	1,023,720
Gemalto NV (a)	46,834	1,976,929
ING Groep NV (Certificaten Van Aandelen) unit (a)	149,900	1,950,612
James Hardie Industries NV unit (a)	321,192	2,035,022
Koninklijke Philips Electronics NV	139,200	3,496,583
QIAGEN NV (a)	114,000	2,374,620
Randstad Holdings NV (a)	111,976	4,267,758
Royal DSM NV	54,494	2,392,889
TNT NV	13,000	345,873
TOTAL NETHERLANDS		24,461,031
Netherlands Antilles - 0.3%
Schlumberger Ltd.	52,800	3,284,160
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	7,300	45,260
Norway - 0.3%
DnB NOR ASA (a)	144,000	1,658,511
Pronova BioPharma ASA (a)	296,200	920,759
Sevan Marine ASA (a)	370,000	600,286
TOTAL NORWAY		3,179,556
Russia - 0.1%
Lukoil Oil Co. sponsored ADR	21,500	1,230,015
Singapore - 0.3%
Avago Technologies Ltd.	20,000	300,000
CapitaLand Ltd.	417,000	1,208,950
Keppel Corp. Ltd.	234,000	1,344,484
TOTAL SINGAPORE		2,853,434
South Africa - 0.7%
AngloGold Ashanti Ltd. sponsored ADR	26,800	1,006,072
MTN Group Ltd.	283,500	4,263,840
Naspers Ltd. Class N	38,100	1,387,157
TOTAL SOUTH AFRICA		6,657,069
Spain - 1.7%
Banco Bilbao Vizcaya Argentaria SA	151,412	2,706,309
Banco Santander SA	246,663	3,969,097
NH Hoteles SA (a)	79,900	419,161
Telefonica SA	353,227	9,863,729
TOTAL SPAIN		16,958,296
Sweden - 0.5%
Elekta AB (B Shares)	137,600	2,593,442

	Shares	Value
H&M Hennes & Mauritz AB (B Shares)	25,441	$ 1,445,000
Intrum Justitia AB	57,100	703,564
TOTAL SWEDEN		4,742,006
Switzerland - 4.0%
Actelion Ltd. (Reg.) (a)	61,362	3,387,737
Adecco SA (Reg.)	27,733	1,243,269
BB BIOTECH AG	19,114	1,310,467
Nestle SA (Reg.)	176,475	8,224,378
Nobel Biocare Holding AG (Switzerland)	56,850	1,617,796
Noble Corp.	37,000	1,507,380
Partners Group Holding	9,538	1,172,149
Roche Holding AG (participation certificate)	37,228	5,975,491
Sonova Holding AG	38,448	3,964,329
Swiss Reinsurance Co. (Reg.)	48,328	1,979,088
Syngenta AG (Switzerland)	2,100	497,144
UBS AG (For. Reg.) (a)	301,885	5,032,874
Zurich Financial Services AG (Reg.)	15,542	3,573,100
TOTAL SWITZERLAND		39,485,202
Taiwan - 0.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	310,350	1,211,045
MediaTek, Inc.	165,000	2,300,708
Taiwan Semiconductor Manufacturing Co. Ltd.	764,624	1,381,843
Wintek Corp. (a)	1,719,000	1,140,450
TOTAL TAIWAN		6,034,046
Thailand - 0.1%
Bangkok Bank Ltd. PCL (For. Reg.)	396,900	1,332,198
United Kingdom - 11.7%
Aberdeen Asset Management PLC	922,509	2,002,269
Aegis Group PLC	435,400	786,324
Anglo American PLC (United Kingdom) (a)	74,318	2,702,639
Babcock International Group PLC	145,600	1,449,814
Barclays PLC	1,130,288	5,925,900
Barclays PLC Sponsored ADR	157,000	3,281,300
BG Group PLC	267,888	4,640,085
BG Group PLC sponsored ADR	11,900	1,028,874
BHP Billiton PLC	278,765	7,521,911
Bovis Homes Group PLC	62,800	424,690
BP PLC	1,103,700	10,345,408
British American Tobacco PLC sponsored ADR	13,000	834,990
British Land Co. PLC	123,960	961,010
Carphone Warehouse Group PLC	913,058	2,759,767
Cookson Group PLC	126,670	759,287
Debenhams PLC	809,910	1,035,844
Hays PLC	468,790	753,497
HSBC Holdings PLC:
(Hong Kong) (Reg.)	74,645	824,308
(United Kingdom) (Reg.)	1,213,942	13,418,670
Common Stocks - continued
	Shares	Value
United Kingdom - continued
HSBC Holdings PLC: - continued
sponsored ADR	57,000	$ 3,157,230
IG Group Holdings PLC	288,329	1,428,656
Inchcape PLC (a)	1,615,900	778,651
InterContinental Hotel Group PLC	115,278	1,485,718
International Personal Finance PLC	517,515	1,744,344
Johnson Matthey PLC	56,210	1,303,072
Kesa Electricals PLC	352,300	768,702
Lloyds TSB Group PLC	153,100	218,758
Man Group PLC	703,767	3,581,878
Misys PLC	423,200	1,438,951
Mothercare PLC	23,700	224,125
National Grid PLC	98,300	978,824
Prudential PLC	218,655	1,997,767
Reckitt Benckiser Group PLC	88,541	4,411,877
Rio Tinto PLC (Reg.)	156,940	6,940,609
Royal Dutch Shell PLC Class B	294,707	8,486,704
Segro PLC	225,300	1,305,738
Serco Group PLC	291,556	2,419,710
SSL International PLC	264,504	2,755,397
Standard Chartered PLC (United Kingdom)	145,336	3,580,383
Taylor Wimpey PLC (a)	2,421,144	1,471,558
The Game Group PLC	180,900	440,156
Vodafone Group PLC sponsored ADR	51,112	1,134,175
Wolseley PLC (a)	78,760	1,600,835
Xstrata PLC	101,976	1,477,519
TOTAL UNITED KINGDOM		116,587,924
United States of America - 39.9%
3M Co.	27,000	1,986,390
Agilent Technologies, Inc.	82,000	2,028,680
Albemarle Corp.	32,000	1,010,560
Allscripts-Misys Healthcare Solutions, Inc.	13,000	253,500
Amazon.com, Inc. (a)	47,800	5,679,118
American Express Co.	373,000	12,995,320
Anadarko Petroleum Corp.	169,000	10,297,170
Apple, Inc. (a)	106,600	20,094,100
Applied Materials, Inc.	85,700	1,045,540
Applied Micro Circuits Corp. (a)	60,000	469,200
Ardea Biosciences, Inc. (a)	9,000	121,500
Arena Resources, Inc. (a)	13,000	484,380
Armstrong World Industries, Inc. (a)	80,000	2,980,000
AsiaInfo Holdings, Inc. (a)	27,400	604,444
Avon Products, Inc.	24,000	769,200
Ball Corp.	32,000	1,578,560
BioCryst Pharmaceuticals, Inc. (a)(c)	35,000	312,550
Blue Coat Systems, Inc. (a)	37,000	824,360
BMC Software, Inc. (a)	47,000	1,746,520
Bruker BioSciences Corp. (a)	92,000	997,280
C.H. Robinson Worldwide, Inc.	40,000	2,204,400
Cameron International Corp. (a)	4,000	147,880

	Shares	Value
CareFusion Corp. (a)	75,000	$ 1,677,750
Caterpillar, Inc.	33,000	1,816,980
Celanese Corp. Class A	403,560	11,077,722
Cerner Corp. (a)	21,000	1,596,840
Cisco Systems, Inc. (a)	527,000	12,041,950
Citrix Systems, Inc. (a)	204,000	7,499,040
CME Group, Inc.	11,300	3,419,493
Coach, Inc.	32,000	1,055,040
Comerica, Inc.	214,000	5,938,500
CONSOL Energy, Inc.	4,300	184,083
CSX Corp.	326,000	13,750,680
Cummins, Inc.	123,800	5,330,828
Dendreon Corp. (a)	65,000	1,642,550
Dow Chemical Co.	100,000	2,348,000
DSW, Inc. Class A (a)	146,000	2,803,200
eBay, Inc. (a)	151,000	3,362,770
ebix.com, Inc. (a)	10,000	616,000
Express Scripts, Inc. (a)	163,000	13,026,960
FedEx Corp.	24,000	1,744,560
Franklin Resources, Inc.	6,000	627,780
Freeport-McMoRan Copper & Gold, Inc.	24,600	1,804,656
G-III Apparel Group Ltd. (a)	51,000	816,510
Genworth Financial, Inc. Class A	65,000	690,300
Goldman Sachs Group, Inc.	41,000	6,976,970
Google, Inc. Class A (a)	38,200	20,479,784
Harley-Davidson, Inc.	99,000	2,467,080
Henry Schein, Inc. (a)	6,000	316,980
Hewlett-Packard Co.	214,000	10,156,440
ImmunoGen, Inc. (a)	45,523	304,549
Informatica Corp. (a)	56,000	1,188,880
Intel Corp.	81,000	1,547,910
iRobot Corp. (a)	73,000	976,010
J. Crew Group, Inc. (a)	19,000	774,820
Johnson Controls, Inc.	48,419	1,158,182
JPMorgan Chase & Co.	378,400	15,805,768
Kennametal, Inc.	33,000	777,480
King Pharmaceuticals, Inc. (a)	30,000	303,900
Lam Research Corp. (a)	98,000	3,304,560
Life Technologies Corp. (a)	186,000	8,773,620
Lubrizol Corp.	63,000	4,193,280
M&T Bank Corp. (c)	15,000	942,750
Mako Surgical Corp. (a)	79,700	721,285
Massey Energy Co.	10,000	290,900
McKesson Corp.	53,000	3,112,690
Medco Health Solutions, Inc. (a)	41,000	2,300,920
Micromet, Inc. (a)	100,000	511,000
Morgan Stanley	359,700	11,553,564
National Oilwell Varco, Inc. (a)	71,000	2,910,290
NetApp, Inc. (a)	23,000	622,150
Norfolk Southern Corp.	62,000	2,890,440
Occidental Petroleum Corp.	215,000	16,314,200
Oil States International, Inc. (a)	37,000	1,274,280
Owens-Illinois, Inc. (a)	30,000	956,400
Common Stocks - continued
	Shares	Value
United States of America - continued
Peabody Energy Corp.	14,000	$ 554,260
Philip Morris International, Inc.	97,000	4,593,920
PMC-Sierra, Inc. (a)	58,000	494,160
Polaris Industries, Inc.	51,000	2,145,570
Polo Ralph Lauren Corp. Class A	5,000	372,100
Precision Castparts Corp.	58,000	5,540,740
Pride International, Inc. (a)	62,000	1,832,720
Range Resources Corp.	29,000	1,451,450
Red Hat, Inc. (a)	41,000	1,058,210
Regal-Beloit Corp.	37,200	1,743,936
Republic Services, Inc.	7,000	181,370
Rockwell Automation, Inc.	6,000	245,700
Ross Stores, Inc.	93,306	4,106,397
Schweitzer-Mauduit International, Inc.	20,000	1,033,000
Smith International, Inc.	118,000	3,272,140
Solera Holdings, Inc.	61,000	1,965,420
Southwestern Energy Co. (a)	40,000	1,743,200
Starbucks Corp. (a)	48,000	911,040
Starwood Hotels & Resorts Worldwide, Inc.	44,000	1,278,640
SVB Financial Group (a)	5,000	206,250
Taleo Corp. Class A (a)	13,000	282,620
Targacept, Inc. (a)	13,000	243,750
Teradyne, Inc. (a)	493,000	4,126,410
TETRA Technologies, Inc. (a)	61,000	577,060
The Coca-Cola Co.	70,600	3,763,686
The Walt Disney Co.	147,000	4,023,390
TIBCO Software, Inc. (a)	7,000	61,250
TJX Companies, Inc.	210,000	7,843,500
U.S. Bancorp, Delaware	36,300	842,886
Union Pacific Corp.	394,500	21,752,732
United Therapeutics Corp. (a)	26,000	1,106,040
Unum Group	8,000	159,600
Verisk Analytics, Inc.	11,300	309,959
VF Corp.	11,000	781,440
Viacom, Inc. Class B (non-vtg.) (a)	204,700	5,647,673
Visa, Inc. Class A	50,700	3,841,032
Walgreen Co.	216,000	8,171,280
WD-40 Co.	7,000	220,430
WebMD Health Corp. Class A (a)	58,660	1,997,960
Wilmington Trust Corp., Delaware	174,000	2,096,700
WMS Industries, Inc. (a)	138,000	5,517,240
Wyndham Worldwide Corp.	95,370	1,626,059
TOTAL UNITED STATES OF AMERICA		397,132,846
TOTAL COMMON STOCKS (Cost $866,460,997)		950,195,472
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value
Italy - 0.3%
Intesa Sanpaolo SpA (Cost $2,966,215)	809,900	$ 2,651,774
Convertible Bonds - 0.4%
	Principal Amount
Bermuda - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 4.5% 4/15/12	$ 890,000	1,653,264
United States of America - 0.2%
Hertz Global Holdings, Inc. 5.25% 6/1/14	1,340,000	1,830,758
Micron Technology, Inc. 4.25% 10/15/13	320,000	486,000
TOTAL UNITED STATES OF AMERICA		2,316,758
TOTAL CONVERTIBLE BONDS (Cost $2,713,213)		3,970,022
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 0.20% (d)	14,197,415	14,197,415
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	4,452,550	4,452,550
TOTAL MONEY MARKET FUNDS (Cost $18,649,965)		18,649,965
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $890,790,390)		975,467,233
NET OTHER ASSETS - 1.9%		18,829,722
NET ASSETS - 100%		$ 994,296,955
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 284,883
Fidelity Securities Lending Cash Central Fund	182,875
Total	$ 467,758
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 397,132,846	$ 397,132,846	$ -	$ -
United Kingdom	116,587,924	70,646,325	45,941,599	-
Japan	82,363,296	-	82,363,296	-
France	47,433,674	33,942,329	13,491,345	-
Germany	43,498,076	33,868,684	9,629,392	-
Switzerland	39,485,202	33,955,184	5,530,018	-
Netherlands	24,461,031	13,826,534	10,634,497	-
Australia	20,046,117	-	20,046,117	-
China	17,637,943	8,349,282	9,288,661	-
Other	164,201,137	105,780,980	58,420,157	-
Corporate Bonds	3,970,022	-	3,970,022	-
Money Market Funds	18,649,965	18,649,965	-	-
Total Investments in Securities	$ 975,467,233	$ 716,152,129	$ 259,315,104	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 336,547
Total Realized Gain (Loss)	(1,382,609)
Total Unrealized Gain (Loss)	1,180,463
Cost of Purchases	-
Proceeds of Sales	(134,401)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $258,557,473 of which $115,120,141 and $143,437,332 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $4,135,025) - See accompanying schedule: Unaffiliated issuers (cost $872,140,425)	$ 956,817,268
Fidelity Central Funds (cost $18,649,965)	18,649,965
Total Investments (cost $890,790,390)		$ 975,467,233
Foreign currency held at value (cost $4)		4
Receivable for investments sold		50,934,030
Receivable for fund shares sold		839,931
Dividends receivable		1,362,376
Interest receivable		32,134
Distributions receivable from Fidelity Central Funds		4,964
Prepaid expenses		6,047
Other receivables		171,636
Total assets		1,028,818,355

Liabilities
Payable to custodian bank	$ 1,044,328
Payable for investments purchased	27,106,313
Payable for fund shares redeemed	712,533
Accrued management fee	741,957
Distribution fees payable	828
Other affiliated payables	301,708
Other payables and accrued expenses	161,183
Collateral on securities loaned, at value	4,452,550
Total liabilities		34,521,400

Net Assets		$ 994,296,955
Net Assets consist of:
Paid in capital		$ 1,180,525,164
Undistributed net investment income		5,696,383
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(276,596,321)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		84,671,729
Net Assets		$ 994,296,955

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($992,570 ÷ 66,349 shares)	$ 14.96

Maximum offering price per share (100/94.25 of $14.96)	$ 15.87
Class T: Net Asset Value and redemption price per share ($457,977 ÷ 30,659 shares)	$ 14.94

Maximum offering price per share (100/96.50 of $14.94)	$ 15.48
Class B: Net Asset Value and offering price per share ($224,477 ÷ 15,079 shares)A	$ 14.89

Class C: Net Asset Value and offering price per share ($335,417 ÷ 22,530 shares)A	$ 14.89

Worldwide: Net Asset Value, offering price and redemption price per share ($991,996,036 ÷ 66,211,078 shares)	$ 14.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($290,478 ÷ 19,369 shares)	$ 15.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 19,268,128
Interest		108,728
Income from Fidelity Central Funds		467,758
		19,844,614
Less foreign taxes withheld		(891,234)
Total income		18,953,380

Expenses
Management fee Basic fee	$ 6,270,401
Performance adjustment	1,382,658
Transfer agent fees	2,723,416
Distribution fees	3,837
Accounting and security lending fees	417,317
Custodian fees and expenses	191,487
Independent trustees' compensation	6,324
Registration fees	98,295
Audit	79,340
Legal	4,579
Miscellaneous	20,031
Total expenses before reductions	11,197,685
Expense reductions	(319,354)	10,878,331
Net investment income (loss)		8,075,049
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $64,613)	(130,979,988)
Foreign currency transactions	(506,161)
Futures contracts	1,233,316
Total net realized gain (loss)		(130,252,833)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $51,652)	233,637,400
Assets and liabilities in foreign currencies	54,443
Total change in net unrealized appreciation (depreciation)		233,691,843
Net gain (loss)		103,439,010
Net increase (decrease) in net assets resulting from operations		$ 111,514,059

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,075,049	$ 12,367,196
Net realized gain (loss)	(130,252,833)	(143,763,130)
Change in net unrealized appreciation (depreciation)	233,691,843	(564,532,626)
Net increase (decrease) in net assets resulting from operations	111,514,059	(695,928,560)
Distributions to shareholders from net investment income	(11,746,083)	(8,541,065)
Distributions to shareholders from net realized gain	-	(169,398,247)
Total distributions	(11,746,083)	(177,939,312)
Share transactions - net increase (decrease)	(40,383,349)	35,066,852
Redemption fees	26,981	83,803
Total increase (decrease) in net assets	59,411,608	(838,717,217)

Net Assets
Beginning of period	934,885,347	1,773,602,564
End of period (including undistributed net investment income of $5,696,383 and undistributed net investment income of $10,091,805, respectively)	$ 994,296,955	$ 934,885,347

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	4.09
Total from investment operations	4.08
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.96
Total Return B, C, D	37.50%
Ratios to Average Net Assets F, I
Expenses before reductions	1.52% A
Expenses net of fee waivers, if any	1.52% A
Expenses net of all reductions	1.49% A
Net investment income (loss)	(.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 993
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.01)
Net realized and unrealized gain (loss)	4.07
Total from investment operations	4.06
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.94
Total ReturnB, C, D	37.32%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.73% A
Expenses net of fee waivers, if any	1.73% A
Expenses net of all reductions	1.70% A
Net investment income (loss)	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 458
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.03)
Net realized and unrealized gain (loss)	4.04
Total from investment operations	4.01
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.89
Total Return B, C, D	36.86%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20% A
Expenses net of fee waivers, if any	2.20%A
Expenses net of all reductions	2.17%A
Net investment income (loss)	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 224
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.04)
Net realized and unrealized gain (loss)	4.05
Total from investment operations	4.01
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.89
Total Return B, C, D	36.86%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18% A
Expenses net of fee waivers, if any	2.18% A
Expenses net of all reductions	2.15% A
Net investment income (loss)	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 335
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.40	$ 25.18	$ 21.82	$ 19.05	$ 16.72
Income from Investment Operations
Net investment income (loss) B	.12	.16	.14	.17	.15 E
Net realized and unrealized gain (loss)	1.63	(9.44)	6.05	3.74	2.30
Total from investment operations	1.75	(9.28)	6.19	3.91	2.45
Distributions from net investment income	(.17)	(.12)	(.17)	(.10)	(.10)
Distributions from net realized gain	-	(2.38)	(2.66)	(1.04)	(.02)
Total distributions	(.17)	(2.50)	(2.83)	(1.14)	(.12)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 14.98	$ 13.40	$ 25.18	$ 21.82	$ 19.05
Total Return A	13.39%	(40.66)%	31.87%	21.31%	14.71%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.21%	1.04%	1.08%	1.07%
Expenses net of fee waivers, if any	1.27%	1.21%	1.04%	1.08%	1.07%
Expenses net of all reductions	1.24%	1.19%	1.02%	1.02%	1.01%
Net investment income (loss)	.92%	.84%	.66%	.85%	.82% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 991,996	$ 934,885	$ 1,773,603	$ 1,328,219	$ 1,181,044
Portfolio turnover rate D	224%	264%	128%	205%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)D	.06
Net realized and unrealized gain (loss)	4.06
Total from investment operations	4.12
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 15.00
Total Return B, C	37.87%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.17% A
Expenses net of fee waivers, if any	1.17% A
Expenses net of all reductions	1.15% A
Net investment income (loss)	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 290
Portfolio turnover rate F	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Worldwide and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated Worldwide on February 19, 2009. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 125,205,472
Gross unrealized depreciation	(59,513,558)
Net unrealized appreciation (depreciation)	$ 65,691,914

Tax Cost	$ 909,775,319

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,642,765
Capital loss carryforward	$ (258,557,473)
Net unrealized appreciation (depreciation)	$ 65,738,452

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 11,746,083	$ 54,093,535
Long-term Capital Gains	-	123,845,777
Total	$ 11,746,083	$ 177,939,312

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives. While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 1,233,316	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 1,233,316	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $1,233,316 for futures contracts.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,908,142,781 and $1,936,522,727, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 662	$ 232
Class T	.25%	.25%	758	420
Class B	.75%	.25%	1,106	1,042
Class C	.75%	.25%	1,311	1,056
			$ 3,837	$ 2,750

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,937
Class T	132
$ 2,069

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 845	.31*
Class T	435	.28*
Class B	286	.25*
Class C	324	.24*
Worldwide	2,721,292.31
Institutional Class	234	.21*
	$ 2,723,416

* Annualized

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $60,950 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,580 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $182,875.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Worldwide's operating expenses. During the period, this reimbursement reduced the class' expenses by $63,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $255,064 for the period In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $415.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Worldwide	$ 11,746,083	$ 8,541,065
From net realized gain
Worldwide	$ -	$ 169,398,247

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009A	2008	2009A	2008
Class A
Shares sold	68,262	-	$ 954,848	$ -
Shares redeemed	(1,913)	-	(30,621)	-
Net increase (decrease)	66,349	-	$ 924,227	$ -

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009A	2008	2009A	2008
Class T
Shares sold	31,350	-	$ 413,190	$ -
Shares redeemed	(691)	-	(10,728)	-
Net increase (decrease)	30,659	-	$ 402,462	$ -
Class B
Shares sold	16,229	-	$ 199,531	$ -
Shares redeemed	(1,150)	-	(18,389)	-
Net increase (decrease)	15,079	-	$ 181,142	$ -
Class C
Shares sold	23,542	-	$ 304,403	$ -
Shares redeemed	(1,012)	-	(14,575)	-
Net increase (decrease)	22,530	-	$ 289,828	$ -
Worldwide
Shares sold	9,823,250	15,425,394	$ 126,506,866	$ 303,265,276
Reinvestment of distributions	959,833	7,926,720	11,413,258	172,247,752
Shares redeemed	(14,319,175)	(24,051,522)	(180,350,310)	(440,446,176)
Net increase (decrease)	(3,536,092)	(699,408)	$ (42,430,186)	$ 35,066,852
Institutional Class
Shares sold	19,375	-	$ 249,261	$ -
Shares redeemed	(6)	-	(83)	-
Net increase (decrease)	19,369	-	$ 249,178	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-
present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.0990	$0.0150
Class T	12/07/09	12/04/09	$0.0700	$0.0150
Class B	12/07/09	12/04/09	$0.0000	$0.0130
Class C	12/07/09	12/04/09	$0.0280	$0.0150

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Advisor classes as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

AWLD-UANN-1209
1.883445.100

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor
Worldwide Fund
Institutional Class

Annual Report

October 31, 2009

Institutional Class is a class of
Fidelity® Worldwide Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	13.54%	4.33%	3.44%

A The initial offering of Institutional Class took place on February 19, 2009. Returns prior to February 19, 2009 are those of Worldwide, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Worldwide Fund - Institutional Class, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® World Index performed over the same period. The initial offering of Institutional Class took place on February 19, 2009. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity Advisor Worldwide Fund and manager of its non-U.S. equity investments, and from Stephen DuFour, Co-Portfolio Manager responsible for the fund's U.S. equity subportfolio: For the 12 months ending October 31, 2009, the fund's Advisor Class shares lagged the 18.94% return of the MSCI World Index. (For specific class-level returns, please see the performance section of this report.) The fund's focus on higher-quality stocks hindered performance as lower-quality, higher-risk stocks led the market rally that began last March. Stock selection in financials did the most damage versus the index, followed by underweightings and disappointing stock picks in industrials and energy. On a geographic basis, the fund had weak security selection in Europe, Japan, Australia and the United States. The biggest individual detractors included Union Pacific, a West Coast railroad pressured by declining railroad volumes, and Well Fargo, a West Coast bank hurt by higher-than-anticipated mortgage losses. Overseas disappointments included investment bank Nomura Holdings, a high-quality Japanese financial that lagged lower-quality European financials in the spring rally. The fund benefited from strong stock picking in China and Brazil, which are not in the index, as well as in the telecommunication services and materials sectors. Top contributors included Temple-Inland, a U.S. boxboard and building products company that climbed nicely. Wells Fargo and Temple-Inland were no longer in the portfolio at period end. On the international side, not owning German car maker and index component Volkswagen proved helpful, as the stock plunged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Worldwide

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.55%
Actual		$ 1,000.00	$ 1,221.20	$ 8.68
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class T	1.77%
Actual		$ 1,000.00	$ 1,219.60	$ 9.90
HypotheticalA		$ 1,000.00	$ 1,016.28	$ 9.00
Class B	2.24%
Actual		$ 1,000.00	$ 1,216.50	$ 12.51
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37
Class C	2.22%
Actual		$ 1,000.00	$ 1,216.50	$ 12.40
HypotheticalA		$ 1,000.00	$ 1,014.01	$ 11.27
Worldwide	1.26%
Actual		$ 1,000.00	$ 1,221.90	$ 7.06
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.41
Institutional Class	1.19%
Actual		$ 1,000.00	$ 1,223.50	$ 6.67
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Worldwide

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United States of America	43.9%
United Kingdom	11.7%
Japan	8.3%
France	4.8%
Germany	4.4%
Switzerland	4.0%
Netherlands	2.5%
Australia	2.0%
China	1.8%
Other	16.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United States of America	47.8%
Japan	11.2%
United Kingdom	10.3%
Germany	5.3%
France	5.2%
Switzerland	5.1%
Australia	1.7%
Netherlands	1.4%
China	1.3%
Other	10.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.8	97.8
Bonds	0.4	0.7
Short-Term Investments and Net Other Assets	3.8	1.5
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp. (United States of America, Road & Rail)	2.2	2.2
Google, Inc. Class A (United States of America, Internet Software & Services)	2.1	2.3
Apple, Inc. (United States of America, Computers & Peripherals)	2.0	2.0
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	1.6	0.9
Occidental Petroleum Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.6	0.1
JPMorgan Chase & Co. (United States of America, Diversified Financial Services)	1.6	2.1
CSX Corp. (United States of America, Road & Rail)	1.4	0.0
Express Scripts, Inc. (United States of America, Health Care Providers & Services)	1.3	1.2
American Express Co. (United States of America, Consumer Finance)	1.3	0.1
Cisco Systems, Inc. (United States of America, Communications Equipment)	1.2	1.2
	16.3
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.8	19.7
Information Technology	17.3	19.7
Industrials	13.3	9.4
Consumer Discretionary	11.6	12.0
Energy	9.3	8.2
Health Care	8.5	8.7
Materials	7.7	7.8
Consumer Staples	5.1	5.8
Telecommunication Services	2.8	4.7
Utilities	0.8	0.9

Annual Report

Worldwide

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 2.0%
Billabong International Ltd.	125,750	$ 1,163,139
BlueScope Steel Ltd.	633,651	1,678,718
Commonwealth Bank of Australia	91,076	4,207,365
Goodman Group unit	1,060,044	568,217
Macquarie Group Ltd.	52,724	2,308,325
National Australia Bank Ltd.	114,703	3,029,642
Newcrest Mining Ltd.	97,396	2,798,694
QBE Insurance Group Ltd.	67,910	1,367,174
Wesfarmers Ltd.	61,452	1,532,922
Westfield Group unit	128,519	1,391,921
TOTAL AUSTRALIA		20,046,117
Bailiwick of Jersey - 0.5%
Experian PLC	158,300	1,452,824
Informa PLC	723,000	3,480,347
TOTAL BAILIWICK OF JERSEY		4,933,171
Belgium - 0.6%
Anheuser-Busch InBev SA NV	133,004	6,264,084
Bermuda - 0.5%
Aquarius Platinum Ltd. (United Kingdom)	81,666	349,545
Huabao International Holdings Ltd.	1,060,000	1,011,113
Marvell Technology Group Ltd. (a)	56,000	768,320
Ports Design Ltd.	200,500	540,339
Seadrill Ltd. (a)	100,300	2,094,948
Xyratex Ltd. (a)	46,000	480,700
TOTAL BERMUDA		5,244,965
Brazil - 1.0%
BM&F BOVESPA SA	170,798	1,100,703
Itau Unibanco Banco Multiplo SA ADR	74,140	1,419,040
Petroleo Brasileiro SA - Petrobras sponsored ADR	53,000	2,449,660
Vivo Participacoes SA sponsored ADR	170,425	4,132,806
Votorantim Celulose e Papel SA sponsored ADR (a)	84,539	1,161,566
TOTAL BRAZIL		10,263,775
British Virgin Islands - 0.1%
Playtech Ltd.	200,359	1,183,395
Canada - 1.1%
Keyera Facilities Income Fund	45,000	824,491
Niko Resources Ltd.	26,700	2,159,967
Open Text Corp. (a)	91,100	3,398,846
PetroBakken Energy Ltd. Class A	89,502	2,580,461
Petrobank Energy & Resources Ltd. (a)	46,800	2,046,001
TOTAL CANADA		11,009,766
Cayman Islands - 0.3%
BaWang International (Group) Holding Ltd.	1,408,000	572,148
Belle International Holdings Ltd.	533,000	538,144
China Dongxiang Group Co. Ltd.	1,336,000	816,300

	Shares	Value
China High Speed Transmission Equipment Group Co. Ltd.	32,000	$ 64,177
Hengdeli Holdings Ltd.	2,160,000	703,329
TOTAL CAYMAN ISLANDS		2,694,098
Chile - 0.0%
Embotelladora Andina SA sponsored ADR	23,000	419,750
China - 1.8%
Baidu.com, Inc. sponsored ADR (a)	20,100	7,596,192
BYD Co. Ltd. (H Shares) (a)	257,500	2,357,546
NetEase.com, Inc. sponsored ADR (a)	19,500	753,090
Tencent Holdings Ltd.	209,400	3,646,289
ZTE Corp. (H Shares)	592,784	3,284,826
TOTAL CHINA		17,637,943
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)	1,232,268	70,810
Denmark - 1.0%
Novo Nordisk AS Series B	61,146	3,808,175
Vestas Wind Systems AS (a)	28,002	1,984,799
William Demant Holding AS (a)	51,100	3,652,309
TOTAL DENMARK		9,445,283
Finland - 0.2%
Nokian Tyres PLC	68,200	1,459,230
France - 4.8%
Accor SA	26,560	1,277,082
Air France KLM (Reg.) (a)	145,500	2,239,596
Alstom SA	28,675	1,996,959
Atos Origin SA (a)	26,644	1,252,303
AXA SA	158,437	3,940,089
BNP Paribas SA	69,124	5,233,464
Cap Gemini SA	37,200	1,730,384
Credit Agricole SA	55,600	1,072,227
Danone	34,996	2,109,115
Iliad Group SA	27,158	2,945,373
LVMH Moet Hennessy - Louis Vuitton	14,519	1,509,468
Orpea	32,200	1,454,686
Pernod Ricard SA	20,700	1,729,885
PPR SA	18,950	2,073,593
Sanofi-Aventis	46,582	3,414,330
Schneider Electric SA	41,317	4,317,410
Societe Generale Series A	19,378	1,581,592
Total SA Series B	102,562	6,136,926
Unibail-Rodamco	6,389	1,419,192
TOTAL FRANCE		47,433,674
Germany - 4.4%
Aixtron AG	135,700	4,067,672
BASF AG	39,844	2,140,084
Bayerische Motoren Werke AG (BMW)	57,542	2,819,285
Beiersdorf AG	32,240	1,987,852
Daimler AG (Reg.)	53,918	2,600,465
Common Stocks - continued
	Shares	Value
Germany - continued
Deutsche Bank AG	22,004	$ 1,576,146
Deutsche Boerse AG	36,623	2,970,559
Deutsche Post AG	58,109	982,941
E.ON AG	180,785	6,940,831
GEA Group AG	113,972	2,151,790
HeidelbergCement AG	52,766	3,162,595
MAN SE	39,453	3,250,034
Metro AG	13,600	755,694
Munich Re Group (Reg.)	9,825	1,556,257
SGL Carbon AG (a)	28,200	1,083,090
Siemens AG (Reg.)	60,573	5,452,781
TOTAL GERMANY		43,498,076
Greece - 0.5%
EFG Eurobank Ergasias SA	127,400	2,043,483
Hellenic Telecommunications Organization SA	74,802	1,265,861
National Bank of Greece SA (a)	56,200	2,091,511
TOTAL GREECE		5,400,855
Hong Kong - 0.9%
BYD Electronic International Co. Ltd. (a)	1,139,500	1,062,359
Cheung Kong Holdings Ltd.	167,000	2,119,501
Sinotruk Hong Kong Ltd.	1,059,000	1,259,242
Sun Hung Kai Properties Ltd.	147,000	2,227,182
Techtronic Industries Co. Ltd.	2,307,500	1,853,653
TOTAL HONG KONG		8,521,937
India - 0.4%
Indiabulls Real Estate Ltd. (a)	299,879	1,570,026
Reliance Industries Ltd.	30,578	1,238,173
Tata Steel Ltd.	159,920	1,581,912
TOTAL INDIA		4,390,111
Ireland - 1.6%
Covidien PLC	56,000	2,358,720
CRH PLC	83,323	2,036,618
Ingersoll-Rand Co. Ltd.	290,800	9,186,372
Paddy Power PLC (Ireland)	79,400	2,544,799
TOTAL IRELAND		16,126,509
Israel - 0.6%
Teva Pharmaceutical Industries Ltd. sponsored ADR	119,800	6,047,504
Italy - 0.6%
Fiat SpA (a)	293,400	4,386,608
Intesa Sanpaolo SpA	304,069	1,286,427
TOTAL ITALY		5,673,035
Japan - 8.3%
Asics Corp.	110,000	980,582
Canon, Inc.	104,950	3,957,134
Denso Corp.	89,300	2,440,102

	Shares	Value
Don Quijote Co. Ltd.	29,700	$ 793,767
Fanuc Ltd.	11,700	971,870
Goldcrest Co. Ltd.	23,480	712,773
Honda Motor Co. Ltd.	89,600	2,767,601
Japan Tobacco, Inc.	481	1,349,523
JSR Corp.	126,300	2,463,415
JTEKT Corp.	317,500	3,354,212
Keyence Corp.	9,500	1,886,088
Kirin Holdings Co. Ltd.	158,000	2,579,191
Mazda Motor Corp.	542,000	1,223,288
Misumi Group, Inc.	28,800	491,534
Mitsubishi Corp.	89,300	1,893,297
Mitsubishi UFJ Financial Group, Inc.	806,500	4,295,983
Mitsui & Co. Ltd.	197,500	2,593,902
Mitsui Sumitomo Insurance Group Holdings, Inc.	31,400	730,971
NHK Spring Co. Ltd.	68,000	530,972
Nichi-iko Pharmaceutical Co. Ltd.	33,000	981,712
Nitori Co. Ltd.	5,400	439,181
Nomura Holdings, Inc.	81,800	576,577
NSK Ltd.	271,000	1,574,533
Omron Corp.	207,900	3,500,980
ORIX Corp.	59,420	3,838,438
Rakuten, Inc.	3,995	2,736,133
Ricoh Co. Ltd.	193,000	2,623,062
Sawai Pharmaceutical Co. Ltd.	9,100	517,526
Shin-Etsu Chemical Co., Ltd.	61,800	3,277,516
SMC Corp.	10,700	1,222,057
Softbank Corp.	155,300	3,659,670
Sumco Corp.	112,200	2,141,272
Sumitomo Mitsui Financial Group, Inc.	63,100	2,144,896
Takashimaya Co. Ltd.	73,000	492,231
THK Co. Ltd.	95,800	1,655,498
Tokio Marine Holdings, Inc.	99,900	2,554,623
Tokyo Electron Ltd.	75,700	4,258,847
Toshiba Corp.	527,000	3,012,154
Toyota Motor Corp.	130,200	5,140,185
TOTAL JAPAN		82,363,296
Korea (South) - 1.0%
KB Financial Group, Inc. (a)	28,620	1,371,573
Kia Motors Corp. (a)	99,330	1,469,993
Lotte Shopping Co. Ltd.	468	131,693
MegaStudy Co. Ltd.	1,007	208,650
NHN Corp. (a)	11,388	1,673,458
Samsung Electronics Co. Ltd.	5,005	3,000,634
Shinhan Financial Group Co. Ltd. (a)	58,350	2,205,739
TOTAL KOREA (SOUTH)		10,061,740
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A (c)	93,400	3,177,468
Common Stocks - continued
	Shares	Value
Luxembourg - continued
Millicom International Cellular SA (a)	15,000	$ 939,900
Tenaris SA	106,600	1,905,937
TOTAL LUXEMBOURG		6,023,305
Netherlands - 2.5%
Akzo Nobel NV	24,374	1,444,745
ASML Holding NV:
(Netherlands)	116,900	3,152,280
(NY Shares)	38,000	1,023,720
Gemalto NV (a)	46,834	1,976,929
ING Groep NV (Certificaten Van Aandelen) unit (a)	149,900	1,950,612
James Hardie Industries NV unit (a)	321,192	2,035,022
Koninklijke Philips Electronics NV	139,200	3,496,583
QIAGEN NV (a)	114,000	2,374,620
Randstad Holdings NV (a)	111,976	4,267,758
Royal DSM NV	54,494	2,392,889
TNT NV	13,000	345,873
TOTAL NETHERLANDS		24,461,031
Netherlands Antilles - 0.3%
Schlumberger Ltd.	52,800	3,284,160
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	7,300	45,260
Norway - 0.3%
DnB NOR ASA (a)	144,000	1,658,511
Pronova BioPharma ASA (a)	296,200	920,759
Sevan Marine ASA (a)	370,000	600,286
TOTAL NORWAY		3,179,556
Russia - 0.1%
Lukoil Oil Co. sponsored ADR	21,500	1,230,015
Singapore - 0.3%
Avago Technologies Ltd.	20,000	300,000
CapitaLand Ltd.	417,000	1,208,950
Keppel Corp. Ltd.	234,000	1,344,484
TOTAL SINGAPORE		2,853,434
South Africa - 0.7%
AngloGold Ashanti Ltd. sponsored ADR	26,800	1,006,072
MTN Group Ltd.	283,500	4,263,840
Naspers Ltd. Class N	38,100	1,387,157
TOTAL SOUTH AFRICA		6,657,069
Spain - 1.7%
Banco Bilbao Vizcaya Argentaria SA	151,412	2,706,309
Banco Santander SA	246,663	3,969,097
NH Hoteles SA (a)	79,900	419,161
Telefonica SA	353,227	9,863,729
TOTAL SPAIN		16,958,296
Sweden - 0.5%
Elekta AB (B Shares)	137,600	2,593,442

	Shares	Value
H&M Hennes & Mauritz AB (B Shares)	25,441	$ 1,445,000
Intrum Justitia AB	57,100	703,564
TOTAL SWEDEN		4,742,006
Switzerland - 4.0%
Actelion Ltd. (Reg.) (a)	61,362	3,387,737
Adecco SA (Reg.)	27,733	1,243,269
BB BIOTECH AG	19,114	1,310,467
Nestle SA (Reg.)	176,475	8,224,378
Nobel Biocare Holding AG (Switzerland)	56,850	1,617,796
Noble Corp.	37,000	1,507,380
Partners Group Holding	9,538	1,172,149
Roche Holding AG (participation certificate)	37,228	5,975,491
Sonova Holding AG	38,448	3,964,329
Swiss Reinsurance Co. (Reg.)	48,328	1,979,088
Syngenta AG (Switzerland)	2,100	497,144
UBS AG (For. Reg.) (a)	301,885	5,032,874
Zurich Financial Services AG (Reg.)	15,542	3,573,100
TOTAL SWITZERLAND		39,485,202
Taiwan - 0.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	310,350	1,211,045
MediaTek, Inc.	165,000	2,300,708
Taiwan Semiconductor Manufacturing Co. Ltd.	764,624	1,381,843
Wintek Corp. (a)	1,719,000	1,140,450
TOTAL TAIWAN		6,034,046
Thailand - 0.1%
Bangkok Bank Ltd. PCL (For. Reg.)	396,900	1,332,198
United Kingdom - 11.7%
Aberdeen Asset Management PLC	922,509	2,002,269
Aegis Group PLC	435,400	786,324
Anglo American PLC (United Kingdom) (a)	74,318	2,702,639
Babcock International Group PLC	145,600	1,449,814
Barclays PLC	1,130,288	5,925,900
Barclays PLC Sponsored ADR	157,000	3,281,300
BG Group PLC	267,888	4,640,085
BG Group PLC sponsored ADR	11,900	1,028,874
BHP Billiton PLC	278,765	7,521,911
Bovis Homes Group PLC	62,800	424,690
BP PLC	1,103,700	10,345,408
British American Tobacco PLC sponsored ADR	13,000	834,990
British Land Co. PLC	123,960	961,010
Carphone Warehouse Group PLC	913,058	2,759,767
Cookson Group PLC	126,670	759,287
Debenhams PLC	809,910	1,035,844
Hays PLC	468,790	753,497
HSBC Holdings PLC:
(Hong Kong) (Reg.)	74,645	824,308
(United Kingdom) (Reg.)	1,213,942	13,418,670
Common Stocks - continued
	Shares	Value
United Kingdom - continued
HSBC Holdings PLC: - continued
sponsored ADR	57,000	$ 3,157,230
IG Group Holdings PLC	288,329	1,428,656
Inchcape PLC (a)	1,615,900	778,651
InterContinental Hotel Group PLC	115,278	1,485,718
International Personal Finance PLC	517,515	1,744,344
Johnson Matthey PLC	56,210	1,303,072
Kesa Electricals PLC	352,300	768,702
Lloyds TSB Group PLC	153,100	218,758
Man Group PLC	703,767	3,581,878
Misys PLC	423,200	1,438,951
Mothercare PLC	23,700	224,125
National Grid PLC	98,300	978,824
Prudential PLC	218,655	1,997,767
Reckitt Benckiser Group PLC	88,541	4,411,877
Rio Tinto PLC (Reg.)	156,940	6,940,609
Royal Dutch Shell PLC Class B	294,707	8,486,704
Segro PLC	225,300	1,305,738
Serco Group PLC	291,556	2,419,710
SSL International PLC	264,504	2,755,397
Standard Chartered PLC (United Kingdom)	145,336	3,580,383
Taylor Wimpey PLC (a)	2,421,144	1,471,558
The Game Group PLC	180,900	440,156
Vodafone Group PLC sponsored ADR	51,112	1,134,175
Wolseley PLC (a)	78,760	1,600,835
Xstrata PLC	101,976	1,477,519
TOTAL UNITED KINGDOM		116,587,924
United States of America - 39.9%
3M Co.	27,000	1,986,390
Agilent Technologies, Inc.	82,000	2,028,680
Albemarle Corp.	32,000	1,010,560
Allscripts-Misys Healthcare Solutions, Inc.	13,000	253,500
Amazon.com, Inc. (a)	47,800	5,679,118
American Express Co.	373,000	12,995,320
Anadarko Petroleum Corp.	169,000	10,297,170
Apple, Inc. (a)	106,600	20,094,100
Applied Materials, Inc.	85,700	1,045,540
Applied Micro Circuits Corp. (a)	60,000	469,200
Ardea Biosciences, Inc. (a)	9,000	121,500
Arena Resources, Inc. (a)	13,000	484,380
Armstrong World Industries, Inc. (a)	80,000	2,980,000
AsiaInfo Holdings, Inc. (a)	27,400	604,444
Avon Products, Inc.	24,000	769,200
Ball Corp.	32,000	1,578,560
BioCryst Pharmaceuticals, Inc. (a)(c)	35,000	312,550
Blue Coat Systems, Inc. (a)	37,000	824,360
BMC Software, Inc. (a)	47,000	1,746,520
Bruker BioSciences Corp. (a)	92,000	997,280
C.H. Robinson Worldwide, Inc.	40,000	2,204,400
Cameron International Corp. (a)	4,000	147,880

	Shares	Value
CareFusion Corp. (a)	75,000	$ 1,677,750
Caterpillar, Inc.	33,000	1,816,980
Celanese Corp. Class A	403,560	11,077,722
Cerner Corp. (a)	21,000	1,596,840
Cisco Systems, Inc. (a)	527,000	12,041,950
Citrix Systems, Inc. (a)	204,000	7,499,040
CME Group, Inc.	11,300	3,419,493
Coach, Inc.	32,000	1,055,040
Comerica, Inc.	214,000	5,938,500
CONSOL Energy, Inc.	4,300	184,083
CSX Corp.	326,000	13,750,680
Cummins, Inc.	123,800	5,330,828
Dendreon Corp. (a)	65,000	1,642,550
Dow Chemical Co.	100,000	2,348,000
DSW, Inc. Class A (a)	146,000	2,803,200
eBay, Inc. (a)	151,000	3,362,770
ebix.com, Inc. (a)	10,000	616,000
Express Scripts, Inc. (a)	163,000	13,026,960
FedEx Corp.	24,000	1,744,560
Franklin Resources, Inc.	6,000	627,780
Freeport-McMoRan Copper & Gold, Inc.	24,600	1,804,656
G-III Apparel Group Ltd. (a)	51,000	816,510
Genworth Financial, Inc. Class A	65,000	690,300
Goldman Sachs Group, Inc.	41,000	6,976,970
Google, Inc. Class A (a)	38,200	20,479,784
Harley-Davidson, Inc.	99,000	2,467,080
Henry Schein, Inc. (a)	6,000	316,980
Hewlett-Packard Co.	214,000	10,156,440
ImmunoGen, Inc. (a)	45,523	304,549
Informatica Corp. (a)	56,000	1,188,880
Intel Corp.	81,000	1,547,910
iRobot Corp. (a)	73,000	976,010
J. Crew Group, Inc. (a)	19,000	774,820
Johnson Controls, Inc.	48,419	1,158,182
JPMorgan Chase & Co.	378,400	15,805,768
Kennametal, Inc.	33,000	777,480
King Pharmaceuticals, Inc. (a)	30,000	303,900
Lam Research Corp. (a)	98,000	3,304,560
Life Technologies Corp. (a)	186,000	8,773,620
Lubrizol Corp.	63,000	4,193,280
M&T Bank Corp. (c)	15,000	942,750
Mako Surgical Corp. (a)	79,700	721,285
Massey Energy Co.	10,000	290,900
McKesson Corp.	53,000	3,112,690
Medco Health Solutions, Inc. (a)	41,000	2,300,920
Micromet, Inc. (a)	100,000	511,000
Morgan Stanley	359,700	11,553,564
National Oilwell Varco, Inc. (a)	71,000	2,910,290
NetApp, Inc. (a)	23,000	622,150
Norfolk Southern Corp.	62,000	2,890,440
Occidental Petroleum Corp.	215,000	16,314,200
Oil States International, Inc. (a)	37,000	1,274,280
Owens-Illinois, Inc. (a)	30,000	956,400
Common Stocks - continued
	Shares	Value
United States of America - continued
Peabody Energy Corp.	14,000	$ 554,260
Philip Morris International, Inc.	97,000	4,593,920
PMC-Sierra, Inc. (a)	58,000	494,160
Polaris Industries, Inc.	51,000	2,145,570
Polo Ralph Lauren Corp. Class A	5,000	372,100
Precision Castparts Corp.	58,000	5,540,740
Pride International, Inc. (a)	62,000	1,832,720
Range Resources Corp.	29,000	1,451,450
Red Hat, Inc. (a)	41,000	1,058,210
Regal-Beloit Corp.	37,200	1,743,936
Republic Services, Inc.	7,000	181,370
Rockwell Automation, Inc.	6,000	245,700
Ross Stores, Inc.	93,306	4,106,397
Schweitzer-Mauduit International, Inc.	20,000	1,033,000
Smith International, Inc.	118,000	3,272,140
Solera Holdings, Inc.	61,000	1,965,420
Southwestern Energy Co. (a)	40,000	1,743,200
Starbucks Corp. (a)	48,000	911,040
Starwood Hotels & Resorts Worldwide, Inc.	44,000	1,278,640
SVB Financial Group (a)	5,000	206,250
Taleo Corp. Class A (a)	13,000	282,620
Targacept, Inc. (a)	13,000	243,750
Teradyne, Inc. (a)	493,000	4,126,410
TETRA Technologies, Inc. (a)	61,000	577,060
The Coca-Cola Co.	70,600	3,763,686
The Walt Disney Co.	147,000	4,023,390
TIBCO Software, Inc. (a)	7,000	61,250
TJX Companies, Inc.	210,000	7,843,500
U.S. Bancorp, Delaware	36,300	842,886
Union Pacific Corp.	394,500	21,752,732
United Therapeutics Corp. (a)	26,000	1,106,040
Unum Group	8,000	159,600
Verisk Analytics, Inc.	11,300	309,959
VF Corp.	11,000	781,440
Viacom, Inc. Class B (non-vtg.) (a)	204,700	5,647,673
Visa, Inc. Class A	50,700	3,841,032
Walgreen Co.	216,000	8,171,280
WD-40 Co.	7,000	220,430
WebMD Health Corp. Class A (a)	58,660	1,997,960
Wilmington Trust Corp., Delaware	174,000	2,096,700
WMS Industries, Inc. (a)	138,000	5,517,240
Wyndham Worldwide Corp.	95,370	1,626,059
TOTAL UNITED STATES OF AMERICA		397,132,846
TOTAL COMMON STOCKS (Cost $866,460,997)		950,195,472
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value
Italy - 0.3%
Intesa Sanpaolo SpA (Cost $2,966,215)	809,900	$ 2,651,774
Convertible Bonds - 0.4%
	Principal Amount
Bermuda - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 4.5% 4/15/12	$ 890,000	1,653,264
United States of America - 0.2%
Hertz Global Holdings, Inc. 5.25% 6/1/14	1,340,000	1,830,758
Micron Technology, Inc. 4.25% 10/15/13	320,000	486,000
TOTAL UNITED STATES OF AMERICA		2,316,758
TOTAL CONVERTIBLE BONDS (Cost $2,713,213)		3,970,022
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 0.20% (d)	14,197,415	14,197,415
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	4,452,550	4,452,550
TOTAL MONEY MARKET FUNDS (Cost $18,649,965)		18,649,965
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $890,790,390)		975,467,233
NET OTHER ASSETS - 1.9%		18,829,722
NET ASSETS - 100%		$ 994,296,955
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 284,883
Fidelity Securities Lending Cash Central Fund	182,875
Total	$ 467,758
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 397,132,846	$ 397,132,846	$ -	$ -
United Kingdom	116,587,924	70,646,325	45,941,599	-
Japan	82,363,296	-	82,363,296	-
France	47,433,674	33,942,329	13,491,345	-
Germany	43,498,076	33,868,684	9,629,392	-
Switzerland	39,485,202	33,955,184	5,530,018	-
Netherlands	24,461,031	13,826,534	10,634,497	-
Australia	20,046,117	-	20,046,117	-
China	17,637,943	8,349,282	9,288,661	-
Other	164,201,137	105,780,980	58,420,157	-
Corporate Bonds	3,970,022	-	3,970,022	-
Money Market Funds	18,649,965	18,649,965	-	-
Total Investments in Securities	$ 975,467,233	$ 716,152,129	$ 259,315,104	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 336,547
Total Realized Gain (Loss)	(1,382,609)
Total Unrealized Gain (Loss)	1,180,463
Cost of Purchases	-
Proceeds of Sales	(134,401)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $258,557,473 of which $115,120,141 and $143,437,332 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $4,135,025) - See accompanying schedule: Unaffiliated issuers (cost $872,140,425)	$ 956,817,268
Fidelity Central Funds (cost $18,649,965)	18,649,965
Total Investments (cost $890,790,390)		$ 975,467,233
Foreign currency held at value (cost $4)		4
Receivable for investments sold		50,934,030
Receivable for fund shares sold		839,931
Dividends receivable		1,362,376
Interest receivable		32,134
Distributions receivable from Fidelity Central Funds		4,964
Prepaid expenses		6,047
Other receivables		171,636
Total assets		1,028,818,355

Liabilities
Payable to custodian bank	$ 1,044,328
Payable for investments purchased	27,106,313
Payable for fund shares redeemed	712,533
Accrued management fee	741,957
Distribution fees payable	828
Other affiliated payables	301,708
Other payables and accrued expenses	161,183
Collateral on securities loaned, at value	4,452,550
Total liabilities		34,521,400

Net Assets		$ 994,296,955
Net Assets consist of:
Paid in capital		$ 1,180,525,164
Undistributed net investment income		5,696,383
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(276,596,321)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		84,671,729
Net Assets		$ 994,296,955

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($992,570 ÷ 66,349 shares)	$ 14.96

Maximum offering price per share (100/94.25 of $14.96)	$ 15.87
Class T: Net Asset Value and redemption price per share ($457,977 ÷ 30,659 shares)	$ 14.94

Maximum offering price per share (100/96.50 of $14.94)	$ 15.48
Class B: Net Asset Value and offering price per share ($224,477 ÷ 15,079 shares)A	$ 14.89

Class C: Net Asset Value and offering price per share ($335,417 ÷ 22,530 shares)A	$ 14.89

Worldwide: Net Asset Value, offering price and redemption price per share ($991,996,036 ÷ 66,211,078 shares)	$ 14.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($290,478 ÷ 19,369 shares)	$ 15.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 19,268,128
Interest		108,728
Income from Fidelity Central Funds		467,758
		19,844,614
Less foreign taxes withheld		(891,234)
Total income		18,953,380

Expenses
Management fee Basic fee	$ 6,270,401
Performance adjustment	1,382,658
Transfer agent fees	2,723,416
Distribution fees	3,837
Accounting and security lending fees	417,317
Custodian fees and expenses	191,487
Independent trustees' compensation	6,324
Registration fees	98,295
Audit	79,340
Legal	4,579
Miscellaneous	20,031
Total expenses before reductions	11,197,685
Expense reductions	(319,354)	10,878,331
Net investment income (loss)		8,075,049
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $64,613)	(130,979,988)
Foreign currency transactions	(506,161)
Futures contracts	1,233,316
Total net realized gain (loss)		(130,252,833)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $51,652)	233,637,400
Assets and liabilities in foreign currencies	54,443
Total change in net unrealized appreciation (depreciation)		233,691,843
Net gain (loss)		103,439,010
Net increase (decrease) in net assets resulting from operations		$ 111,514,059

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,075,049	$ 12,367,196
Net realized gain (loss)	(130,252,833)	(143,763,130)
Change in net unrealized appreciation (depreciation)	233,691,843	(564,532,626)
Net increase (decrease) in net assets resulting from operations	111,514,059	(695,928,560)
Distributions to shareholders from net investment income	(11,746,083)	(8,541,065)
Distributions to shareholders from net realized gain	-	(169,398,247)
Total distributions	(11,746,083)	(177,939,312)
Share transactions - net increase (decrease)	(40,383,349)	35,066,852
Redemption fees	26,981	83,803
Total increase (decrease) in net assets	59,411,608	(838,717,217)

Net Assets
Beginning of period	934,885,347	1,773,602,564
End of period (including undistributed net investment income of $5,696,383 and undistributed net investment income of $10,091,805, respectively)	$ 994,296,955	$ 934,885,347

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	4.09
Total from investment operations	4.08
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.96
Total Return B, C, D	37.50%
Ratios to Average Net Assets F, I
Expenses before reductions	1.52% A
Expenses net of fee waivers, if any	1.52% A
Expenses net of all reductions	1.49% A
Net investment income (loss)	(.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 993
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.01)
Net realized and unrealized gain (loss)	4.07
Total from investment operations	4.06
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.94
Total ReturnB, C, D	37.32%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.73% A
Expenses net of fee waivers, if any	1.73% A
Expenses net of all reductions	1.70% A
Net investment income (loss)	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 458
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.03)
Net realized and unrealized gain (loss)	4.04
Total from investment operations	4.01
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.89
Total Return B, C, D	36.86%
Ratios to Average Net Assets F, I
Expenses before reductions	2.20% A
Expenses net of fee waivers, if any	2.20%A
Expenses net of all reductions	2.17%A
Net investment income (loss)	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 224
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.04)
Net realized and unrealized gain (loss)	4.05
Total from investment operations	4.01
Redemption fees added to paid in capital E, J	-
Net asset value, end of period	$ 14.89
Total Return B, C, D	36.86%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18% A
Expenses net of fee waivers, if any	2.18% A
Expenses net of all reductions	2.15% A
Net investment income (loss)	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 335
Portfolio turnover rate G	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.40	$ 25.18	$ 21.82	$ 19.05	$ 16.72
Income from Investment Operations
Net investment income (loss) B	.12	.16	.14	.17	.15 E
Net realized and unrealized gain (loss)	1.63	(9.44)	6.05	3.74	2.30
Total from investment operations	1.75	(9.28)	6.19	3.91	2.45
Distributions from net investment income	(.17)	(.12)	(.17)	(.10)	(.10)
Distributions from net realized gain	-	(2.38)	(2.66)	(1.04)	(.02)
Total distributions	(.17)	(2.50)	(2.83)	(1.14)	(.12)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 14.98	$ 13.40	$ 25.18	$ 21.82	$ 19.05
Total Return A	13.39%	(40.66)%	31.87%	21.31%	14.71%
Ratios to Average Net Assets C, F
Expenses before reductions	1.27%	1.21%	1.04%	1.08%	1.07%
Expenses net of fee waivers, if any	1.27%	1.21%	1.04%	1.08%	1.07%
Expenses net of all reductions	1.24%	1.19%	1.02%	1.02%	1.01%
Net investment income (loss)	.92%	.84%	.66%	.85%	.82% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 991,996	$ 934,885	$ 1,773,603	$ 1,328,219	$ 1,181,044
Portfolio turnover rate D	224%	264%	128%	205%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.88
Income from Investment Operations
Net investment income (loss)D	.06
Net realized and unrealized gain (loss)	4.06
Total from investment operations	4.12
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 15.00
Total Return B, C	37.87%
Ratios to Average Net AssetsE, H
Expenses before reductions	1.17% A
Expenses net of fee waivers, if any	1.17% A
Expenses net of all reductions	1.15% A
Net investment income (loss)	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 290
Portfolio turnover rate F	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Worldwide and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated Worldwide on February 19, 2009. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 125,205,472
Gross unrealized depreciation	(59,513,558)
Net unrealized appreciation (depreciation)	$ 65,691,914

Tax Cost	$ 909,775,319
The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,642,765
Capital loss carryforward	$ (258,557,473)
Net unrealized appreciation (depreciation)	$ 65,738,452

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 11,746,083	$ 54,093,535
Long-term Capital Gains	-	123,845,777
Total	$ 11,746,083	$ 177,939,312

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives. While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 1,233,316	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 1,233,316	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $1,233,316 for futures contracts.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,908,142,781 and $1,936,522,727, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 662	$ 232
Class T	.25%	.25%	758	420
Class B	.75%	.25%	1,106	1,042
Class C	.75%	.25%	1,311	1,056
			$ 3,837	$ 2,750

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,937
Class T	132
$ 2,069

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 845	.31*
Class T	435	.28*
Class B	286	.25*
Class C	324	.24*
Worldwide	2,721,292.31
Institutional Class	234	.21*
	$ 2,723,416

* Annualized

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $60,950 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,580 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $182,875.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Worldwide's operating expenses. During the period, this reimbursement reduced the class' expenses by $63,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $255,064 for the period In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $415.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Worldwide	$ 11,746,083	$ 8,541,065
From net realized gain
Worldwide	$ -	$ 169,398,247

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009A	2008	2009A	2008
Class A
Shares sold	68,262	-	$ 954,848	$ -
Shares redeemed	(1,913)	-	(30,621)	-
Net increase (decrease)	66,349	-	$ 924,227	$ -

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009A	2008	2009A	2008
Class T
Shares sold	31,350	-	$ 413,190	$ -
Shares redeemed	(691)	-	(10,728)	-
Net increase (decrease)	30,659	-	$ 402,462	$ -
Class B
Shares sold	16,229	-	$ 199,531	$ -
Shares redeemed	(1,150)	-	(18,389)	-
Net increase (decrease)	15,079	-	$ 181,142	$ -
Class C
Shares sold	23,542	-	$ 304,403	$ -
Shares redeemed	(1,012)	-	(14,575)	-
Net increase (decrease)	22,530	-	$ 289,828	$ -
Worldwide
Shares sold	9,823,250	15,425,394	$ 126,506,866	$ 303,265,276
Reinvestment of distributions	959,833	7,926,720	11,413,258	172,247,752
Shares redeemed	(14,319,175)	(24,051,522)	(180,350,310)	(440,446,176)
Net increase (decrease)	(3,536,092)	(699,408)	$ (42,430,186)	$ 35,066,852
Institutional Class
Shares sold	19,375	-	$ 249,261	$ -
Shares redeemed	(6)	-	(83)	-
Net increase (decrease)	19,369	-	$ 249,178	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-
present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/09	12/04/09	$.109	$.015

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Advisor classes as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

AWLDI-UANN-1209
1.883436.100

Fidelity's
Targeted International Equity
Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Canada Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
China Region Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Emerging Markets Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Europe Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Europe Capital Appreciation Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Japan Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Japan Smaller Companies Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Latin America Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Nordic Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Pacific Basin Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Southeast Asia Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view each fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Canada

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Canada	16.40%	9.00%	12.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Canada, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Annual Report

Canada

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. In North America, a strong Canadian dollar and the power of surging energy and materials sectors led Canadian equities to climb, as the S&P/TSX Composite Index returned 30.63%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. In Europe, the MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Douglas Lober, Portfolio Manager of Fidelity® Canada Fund: The fund's Retail Class shares returned 16.40% for the year, lagging the 30.63% return of the S&P/TSX index. Although the fund's portfolio of higher-quality, larger-capitalization stocks enabled it to post a solid positive return, the period's market rally reserved the highest returns for many of the lowest-quality stocks. The fund's conservative positioning served it well when markets declined during 2008. With no improvement in business fundamentals, however, I stayed with this strategy, which hurt as markets rose. The fund's 3% stake in cash and 5% position in U.S. equities also dampened relative results. Poor stock selection within the energy, materials and financials sectors detracted the most. Major performance drags included oil company Canadian Natural Resources, an underweighting in strong-performing Canadian Imperial Bank of Commerce, BlackBerry maker Research In Motion, gold producer Agnico-Eagle Mines and telephone company BCE. Winners included gold-mining company Goldcorp, software services firm CGI Group, an underweighting in oil and gas producer Penn West Energy Trust and no exposure to insurance firm and index component Power Financial.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2009, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.39%
Actual		$ 1,000.00	$ 1,222.80	$ 7.79
Hypothetical A		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.68%
Actual		$ 1,000.00	$ 1,221.20	$ 9.41
Hypothetical A		$ 1,000.00	$ 1,016.74	$ 8.54
Class B	2.18%
Actual		$ 1,000.00	$ 1,218.10	$ 12.19
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07
Class C	2.17%
Actual		$ 1,000.00	$ 1,218.20	$ 12.13
Hypothetical A		$ 1,000.00	$ 1,014.27	$ 11.02
Canada	1.11%
Actual		$ 1,000.00	$ 1,224.50	$ 6.22
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,224.60	$ 6.50
Hypothetical A		$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Canada

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Canada	96.6%
United States of America	3.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Canada	89.1%
United States of America	10.4%
Netherlands Antilles	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	95.8
Short-Term Investments and Net Other Assets	2.4	4.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	6.3	5.8
Toronto-Dominion Bank (Commercial Banks)	5.6	5.6
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5.3	3.4
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	3.9	3.8
EnCana Corp. (Oil, Gas & Consumable Fuels)	3.5	3.6
Goldcorp, Inc. (Metals & Mining)	3.3	2.6
Barrick Gold Corp. (Metals & Mining)	3.0	2.9
Potash Corp. of Saskatchewan, Inc. (Chemicals)	2.9	3.0
Bank of Nova Scotia (Commercial Banks)	2.9	2.9
Bank of Montreal (Commercial Banks)	2.7	2.1
	39.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.9	30.0
Energy	27.8	26.3
Materials	19.5	14.9
Industrials	5.3	6.2
Consumer Discretionary	5.2	2.3
Information Technology	4.1	6.2
Telecommunication Services	3.7	5.4
Consumer Staples	2.5	3.3
Health Care	0.8	0.4
Utilities	0.8	0.8

Annual Report

Canada

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
CONSUMER DISCRETIONARY - 5.2%
Distributors - 0.1%
Uni-Select, Inc.	100,000	$ 2,483,262
Hotels, Restaurants & Leisure - 1.2%
Tim Hortons, Inc.	1,410,300	40,151,241
Media - 2.6%
Astral Media, Inc. Class A (non-vtg.)	240,000	7,101,261
Corus Entertainment, Inc. Class B (non-vtg.)	500,000	8,214,434
Quebecor, Inc. Class B (sub. vtg.)	400,000	8,167,336
Shaw Communications, Inc. Class B	1,000,000	17,777,162
Thomson Reuters Corp. (c)	1,400,000	44,501,085
		85,761,278
Multiline Retail - 0.6%
Canadian Tire Ltd. Class A (non-vtg.)	200,000	10,101,122
Dollarama, Inc.	400,000	7,129,335
Dollarama, Inc. (a)(d)	91,000	1,621,924
		18,852,381
Specialty Retail - 0.0%
RONA, Inc. (a)	100,000	1,367,687
Textiles, Apparel & Luxury Goods - 0.7%
Gildan Activewear, Inc. (a)	1,300,000	22,882,209
TOTAL CONSUMER DISCRETIONARY		171,498,058
CONSUMER STAPLES - 2.5%
Beverages - 0.3%
Cott Corp. (a)	250,000	1,976,266
The Coca-Cola Co.	150,000	7,996,500
		9,972,766
Food & Staples Retailing - 1.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	2,050,000	35,950,963
George Weston Ltd.	80,000	4,075,172
Shoppers Drug Mart Corp.	200,000	7,940,158
		47,966,293
Food Products - 0.7%
General Mills, Inc.	130,000	8,569,600
Viterra, Inc. (a)(c)	1,509,300	14,356,365
		22,925,965
TOTAL CONSUMER STAPLES		80,865,024
ENERGY - 27.8%
Energy Equipment & Services - 0.1%
Ensign Energy Services, Inc.	100,000	1,433,255
Precision Drilling Trust	400,000	2,593,157
		4,026,412
Oil, Gas & Consumable Fuels - 27.7%
ARC Energy Trust unit	200,000	3,603,454
Baytex Energy Trust	100,000	2,447,246

	Shares	Value
Cameco Corp.	1,250,000	$ 34,815,533
Canadian Natural Resources Ltd.	1,975,000	128,073,602
Canadian Oil Sands Trust	600,000	16,168,444
Crescent Point Energy Corp.	800,000	27,187,514
Crescent Point Energy Corp. (d)	83,400	2,834,298
Enbridge, Inc.	1,728,900	67,201,737
EnCana Corp.	2,100,000	116,359,607
Enerplus Resources Fund Series G	200,000	4,358,868
Imperial Oil Ltd.	900,000	33,827,400
Keyera Facilities Income Fund	850,000	15,573,718
Nexen, Inc.	1,600,000	34,398,116
Niko Resources Ltd.	390,000	31,550,076
Pacific Rubiales Energy Corp. (a)(c)	900,000	10,946,114
Penn West Energy Trust	800,000	13,261,301
PetroBakken Energy Ltd. Class A	872,978	25,169,112
Petrobank Energy & Resources Ltd. (a)	600,000	26,230,780
Progress Energy Resources Corp.	700,000	8,946,761
Suncor Energy, Inc.	5,307,600	176,062,236
Talisman Energy, Inc.	4,200,000	71,599,945
TransCanada Corp.	2,100,000	64,308,076
		914,923,938
TOTAL ENERGY		918,950,350
FINANCIALS - 27.9%
Capital Markets - 0.7%
CI Financial Corp.	100,000	1,762,940
IGM Financial, Inc.	550,000	19,580,274
		21,343,214
Commercial Banks - 19.7%
Bank of Montreal	1,909,300	88,266,665
Bank of Nova Scotia	2,300,000	96,112,112
Canadian Imperial Bank of Commerce	334,600	19,157,963
National Bank of Canada	1,000,000	52,075,541
Royal Bank of Canada	4,140,000	209,513,780
Toronto-Dominion Bank	3,265,000	185,977,005
		651,103,066
Diversified Financial Services - 0.3%
Onex Corp. (sub. vtg.)	300,000	6,762,710
TMX Group, Inc.	145,000	3,883,271
		10,645,981
Insurance - 5.2%
Fairfax Financial Holdings Ltd. (sub. vtg.)	80,800	28,882,353
Intact Financial Corp.	150,000	4,557,418
Intact Financial Corp. (d)	241,100	7,325,290
Manulife Financial Corp.	3,400,000	63,739,207
Power Corp. of Canada (sub. vtg.)	1,400,000	32,968,555
Sun Life Financial, Inc.	1,200,000	33,168,029
		170,640,852
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.2%
H&R Real Estate Investment Trust/H&R Finance Trust	50,000	$ 606,270
RioCan (REIT)	350,000	5,927,876
		6,534,146
Real Estate Management & Development - 1.2%
Brookfield Asset Management, Inc. Class A (c)	1,950,000	41,130,350
Thrifts & Mortgage Finance - 0.6%
Genworth MI Canada, Inc.	300,000	6,732,234
Home Capital Group, Inc.	350,000	11,797,571
		18,529,805
TOTAL FINANCIALS		919,927,414
HEALTH CARE - 0.8%
Health Care Providers & Services - 0.2%
Medco Health Solutions, Inc. (a)	150,000	8,418,000
Health Care Technology - 0.5%
SXC Health Solutions Corp. (a)	360,000	16,519,740
Pharmaceuticals - 0.1%
Biovail Corp.	150,000	2,022,441
TOTAL HEALTH CARE		26,960,181
INDUSTRIALS - 5.3%
Aerospace & Defense - 0.9%
Bombardier, Inc. Class B (sub. vtg.)	6,200,000	25,135,522
CAE, Inc.	400,000	3,114,005
		28,249,527
Airlines - 0.0%
WestJet Airlines Ltd. (a)	100,000	1,013,991
Commercial Services & Supplies - 0.2%
IESI-BFC Ltd.	500,000	6,418,248
Ritchie Brothers Auctioneers, Inc. (c)	83,920	1,839,526
		8,257,774
Construction & Engineering - 0.9%
SNC-Lavalin Group, Inc.	715,000	28,887,888
Road & Rail - 3.1%
Canadian National Railway Co.	1,670,000	80,658,448
Canadian Pacific Railway Ltd.	500,000	21,655,816
		102,314,264
Trading Companies & Distributors - 0.2%
Finning International, Inc.	500,000	7,369,442
TOTAL INDUSTRIALS		176,092,886
INFORMATION TECHNOLOGY - 4.1%
Communications Equipment - 1.8%
Research In Motion Ltd. (a)	1,040,000	61,079,209

	Shares	Value
Computers & Peripherals - 0.3%
Apple, Inc. (a)	50,000	$ 9,425,000
Electronic Equipment & Components - 0.1%
Celestica, Inc. (sub. vtg.) (a)	450,000	3,706,885
Internet Software & Services - 0.7%
Open Text Corp. (a)	600,000	22,385,372
IT Services - 1.2%
CGI Group, Inc. Class A (sub. vtg.) (a)	3,290,000	40,166,043
TOTAL INFORMATION TECHNOLOGY		136,762,509
MATERIALS - 19.5%
Chemicals - 4.2%
Agrium, Inc.	580,000	26,963,291
Methanex Corp.	900,000	15,509,073
Potash Corp. of Saskatchewan, Inc.	1,035,000	96,450,893
		138,923,257
Metals & Mining - 15.3%
Agnico-Eagle Mines Ltd. (Canada)	624,700	33,229,644
Barrick Gold Corp.	2,780,000	100,021,979
Eldorado Gold Corp. (a)	1,600,000	17,819,643
First Quantum Minerals Ltd.	250,000	17,089,163
Goldcorp, Inc.	3,000,000	110,209,170
HudBay Minerals, Inc. (a)	300,000	3,881,424
IAMGOLD Corp.	1,000,000	13,252,066
Inmet Mining Corp.	250,000	13,238,214
Ivanhoe Mines Ltd. (a)	1,400,000	15,075,034
Kinross Gold Corp.	2,150,000	39,908,575
Lundin Mining Corp. (a)	500,000	2,008,588
Osisko Mining Corp. (a)	400,000	2,696,588
Red Back Mining, Inc. (a)	100,000	1,294,732
Silver Wheaton Corp. (a)	1,775,900	22,304,327
Teck Resources Ltd. Class B (sub. vtg.) (a)	2,850,000	82,669,345
Yamana Gold, Inc.	2,700,000	28,624,463
		503,322,955
Paper & Forest Products - 0.0%
Sino-Forest Corp. (a)	100,000	1,406,474
TOTAL MATERIALS		643,652,686
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.8%
BCE, Inc.	2,300,000	54,990,996
Bell Aliant Regional Communication Income Fund	100,000	2,484,185
		57,475,181
Wireless Telecommunication Services - 1.9%
Rogers Communications, Inc. Class B (non-vtg.)	2,150,000	63,039,664
TOTAL TELECOMMUNICATION SERVICES		120,514,845
Common Stocks - continued
	Shares	Value
UTILITIES - 0.8%
Electric Utilities - 0.6%
Fortis, Inc.	800,000	$ 18,691,416
Multi-Utilities - 0.2%
Canadian Utilities Ltd. Class A (non-vtg.)	225,000	8,005,957
TOTAL UTILITIES		26,697,373
TOTAL COMMON STOCKS (Cost $3,025,366,159)		3,221,921,326
Money Market Funds - 0.7%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e) (Cost $22,963,420)	22,963,420	22,963,420
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.05%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $10,499,000)	$ 10,499,048	10,499,000
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $3,058,828,579)		3,255,383,746
NET OTHER ASSETS - 1.4%		45,236,513
NET ASSETS - 100%		$ 3,300,620,259
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,781,512 or 0.4% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$10,499,000 due 11/02/09 at 0.05%
BNP Paribas Securities Corp.	$ 1,935,652
Banc of America Securities LLC	1,981,474
Barclays Capital, Inc.	5,806,957
Deutsche Bank Securities, Inc.	774,917
$ 10,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 606,837
Fidelity Securities Lending Cash Central Fund	2,948,896
Total	$ 3,555,733
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy with the exception of Repurchase Agreements which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $260,471,096 of which $109,546,724 and $150,924,372 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $21,614,198 and repurchase agreements of $10,499,000) - See accompanying schedule: Unaffiliated issuers (cost $3,035,865,159)	$ 3,232,420,326
Fidelity Central Funds (cost $22,963,420)	22,963,420
Total Investments (cost $3,058,828,579)		$ 3,255,383,746
Foreign currency held at value (cost $1,053,639)		1,053,399
Receivable for investments sold		135,488,138
Receivable for fund shares sold		4,546,724
Dividends receivable		4,627,774
Distributions receivable from Fidelity Central Funds		306,357
Prepaid expenses		20,607
Other receivables		363,475
Total assets		3,401,790,220

Liabilities
Payable to custodian bank	$ 1,632,878
Payable for investments purchased	61,175,379
Payable for fund shares redeemed	5,044,542
Accrued management fee	2,024,250
Distribution fees payable	53,105
Notes payable to affliates	7,273,000
Other affiliated payables	883,229
Other payables and accrued expenses	120,158
Collateral on securities loaned, at value	22,963,420
Total liabilities		101,169,961

Net Assets		$ 3,300,620,259
Net Assets consist of:
Paid in capital		$ 3,419,053,592
Undistributed net investment income		26,298,051
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(340,971,696)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		196,240,312
Net Assets		$ 3,300,620,259

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($83,014,893 ÷ 1,876,310 shares)	$ 44.24

Maximum offering price per share (100/94.25 of $44.24)	$ 46.94
Class T: Net Asset Value and redemption price per share ($17,727,268 ÷ 401,880 shares)	$ 44.11

Maximum offering price per share (100/96.50 of $44.11)	$ 45.71
Class B: Net Asset Value and offering price per share ($7,283,295 ÷ 166,758 shares)A	$ 43.68

Class C: Net Asset Value and offering price per share ($24,847,882 ÷ 569,904 shares)A	$ 43.60

Canada: Net Asset Value, offering price and redemption price per share ($3,149,790,916 ÷ 70,843,028 shares)	$ 44.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($17,956,005 ÷ 404,530 shares)	$ 44.39

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 73,930,160
Interest		5,115
Income from Fidelity Central Funds		3,555,733
		77,491,008
Less foreign taxes withheld		(10,658,424)
Total income		66,832,584

Expenses
Management fee Basic fee	$ 20,061,152
Performance adjustment	2,758,360
Transfer agent fees	8,292,313
Distribution fees	441,822
Accounting and security lending fees	1,227,319
Custodian fees and expenses	214,073
Independent trustees' compensation	20,026
Registration fees	146,592
Audit	72,676
Legal	14,151
Interest	1,585
Miscellaneous	63,440
Total expenses before reductions	33,313,509
Expense reductions	(925,110)	32,388,399
Net investment income (loss)		34,444,185
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(173,899,305)
Foreign currency transactions	(348,730)
Futures contracts	3,069,145
Total net realized gain (loss)		(171,178,890)
Change in net unrealized appreciation (depreciation) on: Investment securities	538,225,902
Assets and liabilities in foreign currencies	(281,421)
Total change in net unrealized appreciation (depreciation)		537,944,481
Net gain (loss)		366,765,591
Net increase (decrease) in net assets resulting from operations		$ 401,209,776

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,444,185	$ 46,066,725
Net realized gain (loss)	(171,178,890)	(175,687,217)
Change in net unrealized appreciation (depreciation)	537,944,481	(2,181,002,870)
Net increase (decrease) in net assets resulting from operations	401,209,776	(2,310,623,362)
Distributions to shareholders from net investment income	(10,179,804)	(28,915,979)
Distributions to shareholders from net realized gain	-	(235,022,630)
Total distributions	(10,179,804)	(263,938,609)
Share transactions - net increase (decrease)	30,108,212	507,012,286
Redemption fees	779,120	3,308,433
Total increase (decrease) in net assets	421,917,304	(2,064,241,252)
Net Assets
Beginning of period	2,878,702,955	4,942,944,207
End of period (including undistributed net investment income of $26,298,051 and undistributed net investment income of $26,382,786, respectively)	$ 3,300,620,259	$ 2,878,702,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 38.20	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.38	.39	.19
Net realized and unrealized gain (loss)	5.72	(28.71)	15.96
Total from investment operations	6.10	(28.32)	16.15
Distributions from net investment income	(.07)	(.41)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	(.07)	(3.68)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 44.24	$ 38.20	$ 70.16
Total Return B,C,D	16.08%	(42.23)%	29.93%
Ratios to Average Net Assets F,I
Expenses before reductions	1.42%	1.34%	1.23% A
Expenses net of fee waivers, if any	1.42%	1.34%	1.23% A
Expenses net of all reductions	1.39%	1.31%	1.22% A
Net investment income (loss)	.98%	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,015	$ 56,242	$ 20,912
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 38.10	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.27	.23	.09
Net realized and unrealized gain (loss)	5.73	(28.66)	15.99
Total from investment operations	6.00	(28.43)	16.08
Distributions from net investment income	-	(.33)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	-	(3.60)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 44.11	$ 38.10	$ 70.09
Total Return B,C,D	15.77%	(42.40)%	29.80%
Ratios to Average Net Assets F,I
Expenses before reductions	1.70%	1.63%	1.48% A
Expenses net of fee waivers, if any	1.70%	1.63%	1.48% A
Expenses net of all reductions	1.67%	1.60%	1.47% A
Net investment income (loss)	.71%	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,727	$ 14,963	$ 14,522
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 37.91	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.08	(.06)	(.06)
Net realized and unrealized gain (loss)	5.68	(28.54)	15.93
Total from investment operations	5.76	(28.60)	15.87
Distributions from net investment income	-	(.14)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	-	(3.41)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 43.68	$ 37.91	$ 69.88
Total Return B,C,D	15.22%	(42.68)%	29.41%
Ratios to Average Net Assets F,I
Expenses before reductions	2.19%	2.13%	2.00% A
Expenses net of fee waivers, if any	2.19%	2.13%	2.00% A
Expenses net of all reductions	2.16%	2.10%	1.99% A
Net investment income (loss)	.21%	(.10)%	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,283	$ 5,615	$ 4,078
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 37.84	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.09	(.05)	(.04)
Net realized and unrealized gain (loss)	5.66	(28.52)	15.94
Total from investment operations	5.75	(28.57)	15.90
Distributions from net investment income	-	(.27)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	-	(3.54)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 43.60	$ 37.84	$ 69.91
Total Return B,C,D	15.22%	(42.69)%	29.46%
Ratios to Average Net Assets F,I
Expenses before reductions	2.18%	2.13%	1.99% A
Expenses net of fee waivers, if any	2.18%	2.13%	1.99% A
Expenses net of all reductions	2.15%	2.10%	1.97% A
Net investment income (loss)	.22%	(.10)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,848	$ 16,716	$ 8,752
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 38.37	$ 70.25	$ 49.48	$ 39.14	$ 31.87
Income from Investment Operations
Net investment income (loss) B	.48	.58	.52	.34	.20
Net realized and unrealized gain (loss)	5.74	(28.83)	21.62	10.15	7.12
Total from investment operations	6.22	(28.25)	22.14	10.49	7.32
Distributions from net investment income	(.14)	(.40)	(.36)	(.16)	(.08)
Distributions from net realized gain	-	(3.27)	(1.03)	(.01)	-
Total distributions	(.14)	(3.67)	(1.39)	(.17)	(.08)
Redemption fees added to paid in capital B	.01	.04	.02	.02	.03
Net asset value, end of period	$ 44.46	$ 38.37	$ 70.25	$ 49.48	$ 39.14
Total Return A	16.40%	(42.06)%	46.03%	26.93%	23.11%
Ratios to Average Net Assets C,E
Expenses before reductions	1.17%	1.03%	.96%	1.00%	1.08%
Expenses net of fee waivers, if any	1.17%	1.03%	.96%	1.00%	1.08%
Expenses net of all reductions	1.13%	1.00%	.94%	.97%	1.04%
Net investment income (loss)	1.24%	1.00%	.94%	.74%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,149,791	$ 2,776,298	$ 4,890,617	$ 3,136,927	$ 1,722,516
Portfolio turnover rate D	123%	63%	42%	50%	24%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 38.31	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.49	.52	.25
Net realized and unrealized gain (loss)	5.72	(28.78)	15.99
Total from investment operations	6.21	(28.26)	16.24
Distributions from net investment income	(.14)	(.45)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	(.14)	(3.72)	-
Redemption fees added to paid in capital D	.01	.04	.01
Net asset value, end of period	$ 44.39	$ 38.31	$ 70.25
Total Return B,C	16.40%	(42.11)%	30.09%
Ratios to Average Net Assets E,H
Expenses before reductions	1.17%	1.11%	1.01% A
Expenses net of fee waivers, if any	1.17%	1.11%	1.01% A
Expenses net of all reductions	1.14%	1.08%	.99% A
Net investment income (loss)	1.23%	.92%	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,956	$ 8,870	$ 4,064
Portfolio turnover rate F	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Canada, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 363,468,397
Gross unrealized depreciation	(247,414,070)
Net unrealized appreciation (depreciation)	$ 116,054,327

Tax Cost	$ 3,139,329,419

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,298,251
Capital loss carryforward	$ (260,471,096)
Net unrealized appreciation (depreciation)	$ 115,739,712

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 10,179,804	$ 73,476,845
Long-term Capital Gains	-	190,461,764
Total	$ 10,179,804	$ 263,938,609

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Annual Report

Notes to Financial Statements - continued

5. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 3,069,145	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 3,069,145	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $3,069,145 for futures contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,390,397,181 and $3,368,325,269, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Canada, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 147,305	$ 6,178
Class T	.25%	.25%	71,818	560
Class B	.75%	.25%	57,741	43,385
Class C	.75%	.25%	164,958	65,582
			$ 441,822	$ 115,705

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 63,773
Class T	7,987
Class B*	16,151
Class C*	10,081
$ 97,992

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 178,893.30
Class T	47,042.33
Class B	18,791.32
Class C	52,407.32
Canada	7,962,759.29
Institutional Class	32,421.30
	$ 8,292,313

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,692 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affliliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,085,133.44%		$ 1,467

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,432 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,948,896.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,531,000. The weighted average interest rate was .65%. The interest expense amounted to $118 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

11. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $924,753 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $357.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 107,700	$ 171,586
Class T	-	73,859
Class B	-	8,835
Class C	-	45,389
Canada	10,039,164	28,579,259
Institutional Class	32,940	37,051
Total	$ 10,179,804	$ 28,915,979
From net realized gain
Class A	$ -	$ 1,361,853
Class T	-	736,334
Class B	-	209,359
Class C	-	549,710
Canada	-	231,896,136
Institutional Class	-	269,238
Total	$ -	$ 235,022,630

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	894,135	1,623,645	$ 37,345,647	$ 96,358,055
Reinvestment of distributions	3,241	24,107	102,525	1,454,159
Shares redeemed	(493,476)	(473,393)	(17,901,706)	(24,545,534)
Net increase (decrease)	403,900	1,174,359	$ 19,546,466	$ 73,266,680
Class T
Shares sold	153,535	281,102	$ 6,072,136	$ 16,813,582
Reinvestment of distributions	-	13,222	-	797,422
Shares redeemed	(144,414)	(108,759)	(5,034,459)	(5,550,777)
Net increase (decrease)	9,121	185,565	$ 1,037,677	$ 12,060,227
Class B
Shares sold	68,778	143,582	$ 2,732,178	$ 8,590,562
Reinvestment of distributions	-	2,917	-	175,839
Shares redeemed	(50,130)	(56,743)	(1,849,231)	(3,089,676)
Net increase (decrease)	18,648	89,756	$ 882,947	$ 5,676,725
Class C
Shares sold	311,799	454,502	$ 13,003,041	$ 27,139,418
Reinvestment of distributions	-	8,472	-	509,854
Shares redeemed	(183,651)	(146,400)	(6,643,635)	(7,449,898)
Net increase (decrease)	128,148	316,574	$ 6,359,406	$ 20,199,374
Canada
Shares sold	19,139,057	34,673,241	$ 774,158,834	$ 2,070,491,480
Reinvestment of distributions	306,492	3,970,249	9,628,844	239,922,156
Shares redeemed	(20,957,211)	(35,906,020)	(789,350,714)	(1,927,559,508)
Net increase (decrease)	(1,511,662)	2,737,470	$ (5,563,036)	$ 382,854,128

Annual Report

13. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Institutional Class
Shares sold	280,690	377,605	$ 11,718,786	$ 22,481,855
Reinvestment of distributions	737	4,721	23,131	285,066
Shares redeemed	(108,451)	(208,616)	(3,897,165)	(9,811,769)
Net increase (decrease)	172,976	173,710	$ 7,844,752	$ 12,955,152

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

China Region

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
China Region	60.77%	15.31%	9.64%

Prior to September 1, 2000, China Region operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in China Region, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

Annual Report

China Region

Management's Discussion of Fund Performance

Market Recap: China region stocks posted exceptionally strong gains during the period, as government efforts to jump-start economic growth began to kick in and there were signs of stabilization in the area's export markets. For the 12 months ending October 31, 2009, the MSCI® Golden Dragon Index, a measure of market performance in Hong Kong, Taiwan and China, posted a return of 67.30%. Benefiting from a massive $586 billion economic stimulus package approved late in 2008, China showed a pattern of robust and accelerating economic growth, gaining 6.1% in the first quarter of 2009, 7.9% in the second quarter and 8.9% in the third quarter. Chinese stocks in the index responded by more than doubling, returning in excess of 102%. In Hong Kong, whose economy is less-regulated than China's, economic activity appeared to be bottoming but was constrained by muted domestic growth and tepid demand from the territory's trading partners. Nevertheless, Hong Kong stocks in the index recorded a return of almost 56%. Meanwhile, Taiwan was helped by improving - although still relatively modest - global demand for technology products and services. That said, the nation's stocks were held in check by delays in the long-awaited agreement between China and Taiwan to provide closer financial cooperation between the two countries. Taiwanese stocks in the index returned just under 50%.

Comments from Wilson Wong, Portfolio Manager of Fidelity® China Region Fund: During the past year, the fund's Retail Class shares returned 60.77%, lagging the MSCI Golden Dragon Index. Weak stock selection in financials more than offset the benefits of overweighting that strong-performing sector. Unrewarding picks in materials and energy further detracted, as did our positioning in industrials. The fund's stake in thermal coal company China Shenhua Energy suffered early in the period amid fears of overcapacity, among other factors, and I trimmed the stock. Also detracting were Taiwan Semiconductor Manufacturing - a position I reduced; Hong Kong real estate stock Cheung Kong Holdings; China Life Insurance; and Taiwan-based Yuanta Financial Holding. Conversely, stock selection and an overweighting in consumer discretionary helped, as did underweighting utilities. Underweightings in information technology and telecommunication services produced lesser benefits. Chinese automakers Geely Automobile Holdings and Dongfeng Motor Group contributed. Taiwan-based touch-screen producer Young Fast Optoelectron - which I sold - also aided results, as did underweighting two Hong Kong-based utilities that I ultimately sold off entirely: CLP Holdings and Hong Kong Electric Holdings.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2009, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

China Region

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.42%
Actual		$ 1,000.00	$ 1,373.60	$ 8.50
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.22
Class T	1.70%
Actual		$ 1,000.00	$ 1,371.40	$ 10.16
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.19%
Actual		$ 1,000.00	$ 1,368.00	$ 13.07
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Class C	2.19%
Actual		$ 1,000.00	$ 1,368.60	$ 13.07
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
China Region	1.11%
Actual		$ 1,000.00	$ 1,374.90	$ 6.64
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Institutional Class	1.10%
Actual		$ 1,000.00	$ 1,375.60	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

China Region

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
China	34.2%
Hong Kong	32.5%
Taiwan	22.3%
Cayman Islands	6.5%
Australia	1.4%
United States of America	1.2%
Bermuda	1.1%
United Kingdom	0.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Hong Kong	34.5%
China	33.9%
Taiwan	22.1%
Cayman Islands	5.4%
Singapore	3.8%
United States of America	0.2%
Bermuda	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	99.8
Short-Term Investments and Net Other Assets	1.2	0.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of China (H Shares) (Commercial Banks)	4.2	4.1
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.7	2.7
Tencent Holdings Ltd. (Internet Software & Services)	3.4	2.1
Hong Kong Exchange & Clearing Ltd. (Diversified Financial Services)	3.2	3.0
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	3.2	5.4
China Life Insurance Co. Ltd. (H Shares) (Insurance)	3.1	5.2
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	3.0	3.1
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	2.7	4.8
Yuanta Financial Holding Co. Ltd. (Capital Markets)	2.6	3.6
BOC Hong Kong Holdings Ltd. (Commercial Banks)	2.5	1.4
	31.6
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	41.0	46.7
Information Technology	16.6	17.6
Consumer Discretionary	11.2	6.8
Industrials	9.2	6.8
Materials	8.0	2.1
Energy	6.7	7.0
Telecommunication Services	3.9	7.0
Consumer Staples	1.4	1.6
Health Care	0.5	0.0
Utilities	0.3	0.4

Annual Report

China Region

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 1.1%
Cheng Shin Rubber Industry Co. Ltd.	4,077,500	$ 8,347,433
Minth Group Ltd.	5,302,000	5,506,106
Xinyi Glass Holdings Co. Ltd.	11,122,000	8,752,805
		22,606,344
Automobiles - 1.7%
Dongfeng Motor Group Co. Ltd.(H Shares)	18,388,000	21,862,627
Geely Automobile Holdings Ltd.	2,055,000	743,059
Yulon Motor Co. Ltd.	12,428,000	13,848,988
		36,454,674
Distributors - 2.5%
China Resources Enterprise Ltd.	5,734,000	19,080,347
Li & Fung Ltd.	8,432,000	35,069,238
		54,149,585
Household Durables - 1.0%
Techtronic Industries Co. Ltd.	26,394,500	21,203,137
Multiline Retail - 2.2%
Far East Department Stores Co. Ltd.	6,833,820	6,994,156
Golden Eagle Retail Group Ltd.(H Shares) (c)	10,750,000	18,489,630
Maoye International Holdings Ltd.	58,700,000	15,603,589
New World Department Store China Ltd.	7,778,000	6,941,623
		48,028,998
Specialty Retail - 0.8%
Esprit Holdings Ltd.	2,654,400	17,670,649
Textiles, Apparel & Luxury Goods - 1.9%
Bosideng International Holdings Ltd.	17,384,000	3,082,815
China Dongxiang Group Co. Ltd.	17,608,000	10,758,534
Li Ning Co. Ltd. (c)	1,277,500	3,466,061
Texwinca Holdings Ltd.	14,950,000	12,684,815
Weiqiao Textile Co. Ltd. (H Shares)	16,182,500	11,291,226
		41,283,451
TOTAL CONSUMER DISCRETIONARY		241,396,838
CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.7%
Dairy Farm International Holdings Ltd.	2,642,400	15,587,202
Personal Products - 0.7%
Hengan International Group Co. Ltd.	2,202,000	14,175,056
TOTAL CONSUMER STAPLES		29,762,258
ENERGY - 6.7%
Energy Equipment & Services - 0.3%
China Oilfield Services Ltd. (H Shares)	6,978,000	7,540,036
Oil, Gas & Consumable Fuels - 6.4%
China Petroleum & Chemical Corp.(H Shares)	28,928,000	24,533,659

	Shares	Value
China Shenhua Energy Co. Ltd.(H Shares)	2,800,500	$ 12,563,653
CNOOC Ltd.	28,575,000	42,796,057
CNPC (Hong Kong) Ltd.	18,280,000	19,298,459
PetroChina Co. Ltd. (H Shares)	31,750,000	38,205,162
		137,396,990
TOTAL ENERGY		144,937,026
FINANCIALS - 41.0%
Capital Markets - 2.6%
Yuanta Financial Holding Co. Ltd.	86,959,000	57,172,240
Commercial Banks - 17.6%
Bank of China (H Shares)	155,295,000	90,087,599
BOC Hong Kong Holdings Ltd.	23,592,000	54,307,435
China Citic Bank Corp. Ltd. Class H	9,155,000	6,853,104
China Construction Bank Corp. (H Shares)	92,550,000	79,792,344
China Merchants Bank Co. Ltd. (H Shares)	10,312,500	26,383,580
Chinatrust Financial Holding Co. Ltd.	33,511,601	20,054,290
E.Sun Financial Holdings Co. Ltd.	12,980,410	5,033,857
HSBC Holdings PLC (Hong Kong) (Reg.)	1,529,200	16,887,031
Industrial & Commercial Bank of China Ltd. (H Shares)	73,076,000	58,141,860
Mega Financial Holding Co. Ltd.	19,214,000	10,659,877
Sinopac Holdings Co. (a)	16,800,000	6,181,289
Taishin Financial Holdings Co. Ltd. (a)	12,911,000	5,033,825
Wing Hang Bank Ltd.	60,000	582,121
		379,998,212
Diversified Financial Services - 4.4%
China Everbright Ltd.	6,844,000	16,134,389
Fubon Financial Holding Co. Ltd. (a)	8,665,000	9,579,022
Hong Kong Exchange & Clearing Ltd.	3,959,300	69,695,797
		95,409,208
Insurance - 5.7%
Cathay Financial Holding Co. Ltd. (a)	17,733,000	30,296,093
China Life Insurance Co. Ltd. (H Shares)	14,469,000	66,527,812
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,604,500	22,826,116
Shin Kong Financial Holding Co. Ltd. (a)	10,251,000	4,155,117
		123,805,138
Real Estate Management & Development - 10.7%
Cheung Kong Holdings Ltd.	2,991,000	37,960,644
China Overseas Land & Investment Ltd.	5,055,920	10,900,384
China Resources Land Ltd.	1,308,000	3,157,538
Farglory Land Development Co. Ltd.	2,381,000	4,765,810
Hang Lung Properties Ltd.	6,089,000	23,011,969
Henderson Land Development Co. Ltd.	3,008,000	21,266,176
Hysan Development Co. Ltd.	1,331,178	3,931,627
Kerry Properties Ltd.	2,398,000	13,370,988
New World Development Co. Ltd.	12,821,000	27,597,192
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Shimao Property Holdings Ltd.	10,136,000	$ 18,828,961
Sino Land Co.	2,414,000	4,591,471
Sino-Ocean Land Holdings Ltd.	15,047,866	14,634,362
Sun Hung Kai Properties Ltd.	3,038,000	46,028,425
		230,045,547
TOTAL FINANCIALS		886,430,345
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Sinopharm Group Co. Ltd. Class H	3,005,200	10,661,674
INDUSTRIALS - 9.2%
Airlines - 0.3%
Air China Ltd. (H Shares) (a)	4,190,000	2,268,123
Cathay Pacific Airways Ltd.	2,256,000	3,655,430
		5,923,553
Electrical Equipment - 0.9%
China High Speed Transmission Equipment Group Co. Ltd.	5,607,000	11,245,073
Dongfang Electric Corp. Ltd.	1,758,200	8,734,295
		19,979,368
Industrial Conglomerates - 3.2%
Beijing Enterprises Holdings Ltd.	1,710,000	10,236,238
Far Eastern Textile Ltd.	17,520,420	20,583,168
Hutchison Whampoa Ltd.	3,080,000	21,618,727
Poly (Hong Kong) Investments Ltd.	2,883,000	3,295,210
Shanghai Industrial Holdings Ltd.	2,938,000	13,802,338
		69,535,681
Machinery - 1.5%
China International Marine Containers Co. Ltd. (B Shares)	6,221,556	6,204,494
Haitian International Holdings Ltd.	11,892,000	5,276,073
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares)	1,930,160	1,597,360
Singamas Container Holdings Ltd.	57,306,000	10,875,961
Sinotruk Hong Kong Ltd.	1,308,000	1,555,324
Weichai Power Co. Ltd. (H Shares)	1,134,000	7,402,776
		32,911,988
Marine - 1.7%
China Cosco Holdings Co. Ltd. (H Shares) (c)	12,502,000	15,409,175
Orient Overseas International Ltd.	1,585,000	7,733,455
Shun Tak Holdings Ltd. (c)	20,066,000	13,498,415
		36,641,045
Transportation Infrastructure - 1.6%
China Merchant Holdings International Co. Ltd.	1,984,000	6,327,817

	Shares	Value
Cosco Pacific Ltd.	5,588,000	$ 7,719,260
Zhejiang Expressway Co. Ltd. (H Shares)	23,680,000	20,141,217
		34,188,294
TOTAL INDUSTRIALS		199,179,929
INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 0.9%
Vtech Holdings Ltd.	1,837,000	15,310,363
ZTE Corp. (H Shares)	445,820	2,470,447
		17,780,810
Computers & Peripherals - 0.6%
Acer, Inc.	3,681,810	8,646,098
HTC Corp.	477,200	4,721,141
		13,367,239
Electronic Equipment & Components - 7.8%
AU Optronics Corp.	7,798,090	6,889,141
BYD Co. Ltd. (H Shares) (a)(c)	2,130,800	19,508,581
Coretronic Corp.	14,192,000	15,480,923
Hon Hai Precision Industry Co. Ltd. (Foxconn)	16,478,225	64,301,168
Kingboard Chemical Holdings Ltd.	2,247,500	9,046,218
Kingboard Laminates Holdings Ltd.	16,712,500	11,688,622
Largan Precision Co. Ltd.	983,600	11,222,931
Tripod Technology Corp.	3,217,820	8,021,750
Unimicron Technology Corp.	19,729,000	22,426,318
		168,585,652
Internet Software & Services - 3.4%
Tencent Holdings Ltd.	4,240,000	73,831,256
Semiconductors & Semiconductor Equipment - 3.9%
Kinsus Interconnect Technology Corp.	3,163,000	7,899,406
MediaTek, Inc.	2,071,262	28,881,026
Taiwan Semiconductor Manufacturing Co. Ltd.	26,166,796	47,289,138
		84,069,570
TOTAL INFORMATION TECHNOLOGY		357,634,527
MATERIALS - 8.0%
Chemicals - 1.0%
Formosa Plastics Corp.	7,854,250	15,008,839
Taiwan Fertilizer Co. Ltd.	2,167,000	6,702,276
		21,711,115
Construction Materials - 1.1%
Anhui Conch Cement Co. Ltd. (H Shares)	746,000	4,826,998
Asia Cement Corp.	3,127,080	3,271,100
China National Building Materials Co. Ltd. (H Shares)	4,258,000	9,142,365
China Shanshui Cement Group Ltd.	8,678,000	6,196,816
		23,437,279
Metals & Mining - 4.7%
Angang Steel Co. Ltd. (H Shares) (c)	7,682,000	14,160,831
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
BlueScope Steel Ltd.	6,997,424	$ 18,538,121
China Steel Corp.	20,445,000	18,084,074
Hidili Industry International Development Ltd. (a)	12,475,000	12,766,579
Jiangxi Copper Co. Ltd. (H Shares) (c)	5,428,000	12,298,779
Maanshan Iron & Steel Co. Ltd.(H Shares) (a)(c)	13,862,000	8,344,966
OZ Minerals Ltd. (a)	11,666,449	12,195,215
Xingda International Holdings Ltd.	12,842,000	6,359,142
		102,747,707
Paper & Forest Products - 1.2%
Nine Dragons Paper (Holdings) Ltd.	11,154,000	15,940,865
Shandong Chenming Paper Holdings Ltd.:
(B Shares)	9,255,872	6,453,602
(H Shares)	4,580,600	3,199,263
		25,593,730
TOTAL MATERIALS		173,489,831
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 0.2%
China Unicom (Hong Kong) Ltd.	3,434,000	4,366,432
Wireless Telecommunication Services - 3.7%
China Mobile (Hong Kong) Ltd.	7,358,500	68,983,512
Taiwan Mobile Co. Ltd.	6,483,000	11,551,184
		80,534,696
TOTAL TELECOMMUNICATION SERVICES		84,901,128

	Shares	Value
UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
China Resources Power Holdings Co. Ltd.	2,942,600	$ 6,096,167
TOTAL COMMON STOCKS (Cost $1,823,106,567)		2,134,489,723
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.20% (d)	26,759,308	26,759,308
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	31,731,020	31,731,020
TOTAL MONEY MARKET FUNDS (Cost $58,490,328)		58,490,328
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,881,596,895)	2,192,980,051
NET OTHER ASSETS - (1.5)%	(32,453,406)
NET ASSETS - 100%	$ 2,160,526,645
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 252,490
Fidelity Securities Lending Cash Central Fund	258,952
Total	$ 511,442
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 241,396,838	$ -	$ 241,396,838	$ -
Consumer Staples	29,762,258	-	29,762,258	-
Energy	144,937,026	-	144,937,026	-
Financials	886,430,345	-	886,430,345	-
Health Care	10,661,674	-	10,661,674	-
Industrials	199,179,929	-	199,179,929	-
Information Technology	357,634,527	-	357,634,527	-
Materials	173,489,831	-	173,489,831	-
Telecommunication Services	84,901,128	-	84,901,128	-
Utilities	6,096,167	-	6,096,167	-
Money Market Funds	58,490,328	58,490,328	-	-
Total Investments in Securities:	$ 2,192,980,051	$ 58,490,328	$ 2,134,489,723	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3,377,416
Total Realized Gain (Loss)	(2,615,311)
Total Unrealized Gain (Loss)	3,181,061
Cost of Purchases	693,176
Proceeds of Sales	(4,636,342)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $183,638,930 of which $148,402,224 and $35,236,706 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $29,883,388) - See accompanying schedule: Unaffiliated issuers (cost $1,823,106,567)	$ 2,134,489,723
Fidelity Central Funds (cost $58,490,328)	58,490,328
Total Investments (cost $1,881,596,895)		$ 2,192,980,051
Receivable for investments sold		4,265,474
Receivable for fund shares sold		6,968,202
Dividends receivable		677,016
Distributions receivable from Fidelity Central Funds		110,370
Prepaid expenses		11,823
Other receivables		348,987
Total assets		2,205,361,923

Liabilities
Payable for investments purchased	$ 4,967,028
Payable for fund shares redeemed	6,081,556
Accrued management fee	1,274,230
Distribution fees payable	8,236
Other affiliated payables	495,195
Other payables and accrued expenses	278,013
Collateral on securities loaned, at value	31,731,020
Total liabilities		44,835,278

Net Assets		$ 2,160,526,645
Net Assets consist of:
Paid in capital		$ 2,022,501,705
Undistributed net investment income		17,665,449
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(191,023,588)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		311,383,079
Net Assets		$ 2,160,526,645

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,841,563 ÷ 447,439 shares)	$ 26.47

Maximum offering price per share (100/94.25 of $26.47)	$ 28.08
Class T: Net Asset Value and redemption price per share ($3,139,199 ÷ 118,901 shares)	$ 26.40

Maximum offering price per share (100/96.50 of $26.40)	$ 27.36
Class B: Net Asset Value and offering price per share ($1,914,530 ÷ 72,865 shares) A	$ 26.28

Class C: Net Asset Value and offering price per share ($3,806,401 ÷ 145,028 shares) A	$ 26.25

China Region: Net Asset Value, offering price and redemption price per share ($2,138,141,158 ÷ 80,520,995 shares)	$ 26.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,683,794 ÷ 63,412 shares)	$ 26.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 34,789,884
Interest		4,179
Income from Fidelity Central Funds		511,442
		35,305,505
Less foreign taxes withheld		(3,044,381)
Total income		32,261,124

Expenses
Management fee	$ 8,847,063
Transfer agent fees	3,454,783
Distribution fees	39,001
Accounting and security lending fees	568,104
Custodian fees and expenses	891,815
Independent trustees' compensation	7,990
Registration fees	183,743
Audit	73,657
Legal	4,317
Interest	240
Miscellaneous	18,088
Total expenses before reductions	14,088,801
Expense reductions	(1,149,025)	12,939,776
Net investment income (loss)		19,321,348
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(49,982,550)
Foreign currency transactions	(599,246)
Futures contracts	13,036,301
Total net realized gain (loss)		(37,545,495)
Change in net unrealized appreciation (depreciation) on: Investment securities	584,911,835
Assets and liabilities in foreign currencies	33,654
Total change in net unrealized appreciation (depreciation)		584,945,489
Net gain (loss)		547,399,994
Net increase (decrease) in net assets resulting from operations		$ 566,721,342

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,321,348	$ 20,232,414
Net realized gain (loss)	(37,545,495)	(151,826,882)
Change in net unrealized appreciation (depreciation)	584,945,489	(900,567,403)
Net increase (decrease) in net assets resulting from operations	566,721,342	(1,032,161,871)
Distributions to shareholders from net investment income	(7,631,813)	(15,794,709)
Distributions to shareholders from net realized gain	-	(223,593,729)
Total distributions	(7,631,813)	(239,388,438)
Share transactions - net increase (decrease)	858,935,262	(34,409,565)
Redemption fees	1,318,632	2,616,118
Total increase (decrease) in net assets	1,419,343,423	(1,303,343,756)

Net Assets
Beginning of period	741,183,222	2,044,526,978
End of period (including undistributed net investment income of $17,665,449 and undistributed net investment income of $6,027,366, respectively)	$ 2,160,526,645	$ 741,183,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.30	.28
Net realized and unrealized gain (loss)	9.63	(12.91)
Total from investment operations	9.93	(12.63)
Distributions from net investment income	(.16)	-
Redemption fees added to paid in capital E	.03	.02
Net asset value, end of period	$ 26.47	$ 16.67
Total Return B, C, D	60.41%	(43.07)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.39%	1.44% A
Expenses net of fee waivers, if any	1.39%	1.44% A
Expenses net of all reductions	1.31%	1.30% A
Net investment income (loss)	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,842	$ 340
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.23	.26
Net realized and unrealized gain (loss)	9.64	(12.91)
Total from investment operations	9.87	(12.65)
Distributions from net investment income	(.14)	-
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 26.40	$ 16.65
Total Return B, C, D	59.92%	(43.14)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.66%	1.68% A
Expenses net of fee waivers, if any	1.66%	1.68% A
Expenses net of all reductions	1.58%	1.53% A
Net investment income (loss)	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,139	$ 107
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.12	.20
Net realized and unrealized gain (loss)	9.63	(12.89)
Total from investment operations	9.75	(12.69)
Distributions from net investment income	(.10)	-
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 26.28	$ 16.61
Total Return B, C, D	59.16%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.17% A
Expenses net of all reductions	2.06%	2.02% A
Net investment income (loss)	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,915	$ 155
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.12	.20
Net realized and unrealized gain (loss)	9.62	(12.89)
Total from investment operations	9.74	(12.69)
Distributions from net investment income	(.12)	-
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 26.25	$ 16.61
Total Return B, C, D	59.18%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	2.13% A
Expenses net of fee waivers, if any	2.15%	2.13% A
Expenses net of all reductions	2.07%	1.98% A
Net investment income (loss)	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,806	$ 233
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 41.52	$ 22.94	$ 17.74	$ 15.88
Income from Investment Operations
Net investment income (loss) B	.33	.39	.46	.42	.36
Net realized and unrealized gain (loss)	9.68	(20.42)	18.58	4.99	1.75
Total from investment operations	10.01	(20.03)	19.04	5.41	2.11
Distributions from net investment income	(.17)	(.32)	(.29)	(.22)	(.26)
Distributions from net realized gain	-	(4.53)	(.20)	-	-
Total distributions	(.17)	(4.85)	(.49)	(.22)	(.26)
Redemption fees added to paid in capital B	.02	.05	.03	.01	.01
Net asset value, end of period	$ 26.55	$ 16.69	$ 41.52	$ 22.94	$ 17.74
Total Return A	60.77%	(53.75)%	84.73%	30.83%	13.44%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.11%	1.08%	1.14%	1.16%
Expenses net of fee waivers, if any	1.12%	1.11%	1.08%	1.14%	1.16%
Expenses net of all reductions	1.03%	.96%	.92%	1.08%	1.12%
Net investment income (loss)	1.54%	1.45%	1.64%	1.99%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,138,141	$ 740,289	$ 2,044,527	$ 734,793	$ 396,905
Portfolio turnover rate D	88%	133%	173%	36%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.37	.34
Net realized and unrealized gain (loss)	9.64	(12.94)
Total from investment operations	10.01	(12.60)
Distributions from net investment income	(.18)	-
Redemption fees added to paid in capital D	.02	.02
Net asset value, end of period	$ 26.55	$ 16.70
Total Return B, C	60.78%	(42.96)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.08%	1.05% A
Expenses net of fee waivers, if any	1.08%	1.05% A
Expenses net of all reductions	1.00%	.91% A
Net investment income (loss)	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,684	$ 60
Portfolio turnover rate F	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, China Region and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 391,865,421
Gross unrealized depreciation	(93,310,749)
Net unrealized appreciation (depreciation)	$ 298,554,672

Tax Cost	$ 1,894,425,379

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 23,109,275
Capital loss carryforward	$ (183,638,930)
Net unrealized appreciation (depreciation)	$ 298,554,595

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 7,631,813	$ 49,852,032
Long-term Capital Gains	-	189,536,406
Total	$ 7,631,813	$ 239,388,438

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives. While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 13,036,301	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 13,036,301	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $13,036,301 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,970,322,629 and $1,053,121,225, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 10,385	$ 676
Class T	.25%	.25%	5,834	194
Class B	.75%	.25%	7,621	5,822
Class C	.75%	.25%	15,161	8,014
			$ 39,001	$ 14,706

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 25,166
Class T	3,265
Class B*	768
Class C*	728
$ 29,927

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,947.30
Class T	3,941.33
Class B	2,531.33
Class C	5,097.33
China Region	3,428,423.28
Institutional Class	1,844.24
	$ 3,454,783

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $199 for the period.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,837,250.37%		$ 240

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,537 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $258,952.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of China Region's operating expenses. During the period, this reimbursement reduced the class' expenses by $47,001.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,102,024 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 4,014	$ -
Class T	973	-
Class B	969	-
Class C	1,793	-
China Region	7,623,415	15,794,709
Institutional Class	649	-
Total	$ 7,631,813	$ 15,794,709
From net realized gain
China Region	$ -	$ 223,593,729

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Class A
Shares sold	476,918	30,242	$ 10,951,377	$ 750,104
Reinvestment of distributions	220	-	3,532	-
Shares redeemed	(50,111)	(9,830)	(1,196,308)	(195,417)
Net increase (decrease)	427,027	20,412	$ 9,758,601	$ 554,687
Class T
Shares sold	124,214	6,603	$ 2,764,790	$ 171,008
Reinvestment of distributions	61	-	973	-
Shares redeemed	(11,807)	(170)	(289,925)	(3,942)
Net increase (decrease)	112,468	6,433	$ 2,475,838	$ 167,066
Class B
Shares sold	76,310	9,379	$ 1,715,391	$ 239,439
Reinvestment of distributions	60	-	969	-
Shares redeemed	(12,815)	(69)	(303,220)	(1,147)
Net increase (decrease)	63,555	9,310	$ 1,413,140	$ 238,292
Class C
Shares sold	162,651	16,209	$ 3,650,852	$ 359,453
Reinvestment of distributions	112	-	1,793	-
Shares redeemed	(31,751)	(2,193)	(779,443)	(34,305)
Net increase (decrease)	131,012	14,016	$ 2,873,202	$ 325,148
China Region
Shares sold	54,595,118	24,232,728	$ 1,249,255,109	$ 702,714,867
Reinvestment of distributions	454,390	7,102,996	7,297,501	228,787,494
Shares redeemed	(18,885,174)	(36,222,341)	(415,361,909)	(967,305,455)
Net increase (decrease)	36,164,334	(4,886,617)	$ 841,190,701	$ (35,803,094)
Institutional Class
Shares sold	72,363	5,359	$ 1,546,935	$ 145,686
Reinvestment of distributions	40	-	649	-
Shares redeemed	(12,559)	(1,791)	(323,804)	(37,350)
Net increase (decrease)	59,844	3,568	$ 1,223,780	$ 108,336

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Emerging Markets

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Emerging Markets	53.95%	14.98%	9.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Emerging Markets, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Emerging Markets

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' mood shifted from despair early in the 12-month period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% for the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil, whose major city, Rio de Janeiro, recently won the competition to host the 2016 Olympic games. Moreover, near period end Brazil's government debt earned an investment-grade rating from one of the major U.S. credit-rating agencies. Asian stocks also performed extremely well, returning almost 67%. A key driver in that case was China, whose return of roughly 102% came amid accelerating economic growth - from 6.1% in the first quarter of 2009 to 8.9% in the third quarter - and optimism fostered by the government's massive fiscal stimulus package. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund: During the year, the fund's Retail Class shares returned 53.95%, trailing the MSCI index. Unrewarding stock selection in financials, industrials, information technology, materials and consumer staples hurt results, along with a modest cash position. At the country level, stock picking in Russia, India, South Korea, South Africa, Taiwan and Israel detracted, as did our positioning in China. A small out-of-index position in IT services provider Rolta India fared poorly due to the alleged fraud of a competitor. Other detractors included Russian natural gas producer/distributor Gazprom, Brazilian pulp and paper holding Votorantim Celulose e Papel, Bahrain-based investment bank Gulf Finance House - a small out-of-benchmark holding - and Mexican bank Grupo Financiero Banorte. Underweighting strong-performing South African gold-mining stock AngloGold Ashanti further detracted. Conversely, good stock picks and an overweighting in consumer discretionary aided performance, as did stock selection in telecommunication services. Indonesian conglomerate Astra International was boosted by healthy sales of mining equipment and rebounding palm oil prices. Other contributors included Indonesia-based natural gas utility Perusahaan Gas Negara, Hungary's OTP Bank and CNPC, a Hong Kong-based energy company. Some stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Emerging Markets

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Emerging Markets	1.19%
Actual		$ 1,000.00	$ 1,429.20	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Class K	.92%
Actual		$ 1,000.00	$ 1,431.80	$ 5.64
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Emerging Markets

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Brazil	16.9%
Korea (South)	10.5%
China	10.1%
Russia	8.8%
Taiwan	7.7%
India	7.2%
South Africa	6.1%
Hong Kong	5.4%
Indonesia	4.7%
Other	22.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Brazil	13.1%
Korea (South)	11.9%
China	9.6%
Taiwan	8.8%
South Africa	8.0%
Russia	6.6%
India	6.5%
Hong Kong	6.3%
Indonesia	3.9%
Other	25.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	97.9
Short-Term Investments and Net Other Assets	0.8	2.1
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	4.1	3.8
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	3.5	2.7
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.0	2.5
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	2.4	1.6
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.0	1.8
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.9	1.7
Itau Unibanco Banco Multiplo SA ADR (Brazil, Commercial Banks)	1.9	0.1
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.7	2.0
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	1.5	2.3
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	1.4	1.2
	23.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	22.0
Energy	15.8	14.5
Materials	14.8	12.6
Information Technology	12.9	14.3
Telecommunication Services	9.2	8.8
Consumer Discretionary	6.8	9.3
Industrials	6.1	5.6
Consumer Staples	2.9	5.0
Utilities	2.6	3.3
Health Care	2.1	2.5

Annual Report

Emerging Markets

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Argentina - 0.1%
Banco Macro SA sponsored ADR	173,100	$ 5,059,713
Australia - 0.2%
Sino Gold Mining Ltd. (a)	1,583,111	9,290,404
Bailiwick of Jersey - 0.3%
Randgold Resources Ltd. sponsored ADR	199,700	13,321,987
Bermuda - 0.6%
Aquarius Platinum Ltd.:
(Australia) (c)	3,233,117	14,059,008
(United Kingdom)	731,222	3,129,756
Huabao International Holdings Ltd.	5,988,000	5,711,833
TOTAL BERMUDA		22,900,597
Brazil - 16.9%
Banco ABC Brasil SA	890,300	5,024,746
Banco Santander (Brasil) SA ADR (a)	1,277,900	15,155,894
BM&F BOVESPA SA	2,748,100	17,710,047
Brasil Foods SA	289,800	6,988,307
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (c)	141,200	8,541,188
Companhia de Saneamento de Minas Gerais	19,364	340,838
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	8,650	136,584
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (c)	1,213,500	40,239,660
Fertilizantes Fosfatados SA (PN) (a)	669,400	6,461,390
Gerdau SA sponsored ADR (c)	2,151,200	32,483,120
GVT Holding SA (a)	342,900	9,841,923
Itau Unibanco Banco Multiplo SA ADR	3,889,560	74,446,178
Localiza Rent A Car SA	1,080,400	11,318,067
Net Servicos de Comunicacao SA sponsored ADR	1,461,766	17,965,104
OGX Petroleo e Gas Participacoes SA	31,400	25,316,829
PDG Realty S.A. Empreendimentos e Participacoes	1,552,600	12,958,903
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	3,296,900	65,368,923
(PN) sponsored ADR (non-vtg.)	2,378,700	95,433,444
sponsored ADR	385,300	17,808,566
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	1,294,200	24,667,452
Tivit Terc de Tec E Servico SA	467,000	3,577,010
Vale SA (PN-A) sponsored ADR	5,857,400	135,305,941
Vivo Participacoes SA sponsored ADR	781,100	18,941,675
Votorantim Celulose e Papel SA sponsored ADR (a)	1,112,065	15,279,773
TOTAL BRAZIL		661,311,562

	Shares	Value
Canada - 1.1%
Eldorado Gold Corp. (a)	611,600	$ 6,811,558
First Quantum Minerals Ltd.	227,500	15,551,138
Sherritt International Corp. (c)	900,900	5,773,880
Sino-Forest Corp. (a)	595,900	8,381,177
Uranium One, Inc. (a)	2,288,200	6,487,301
TOTAL CANADA		43,005,054
Cayman Islands - 1.8%
China Dongxiang Group Co. Ltd.	17,981,000	10,986,438
China Shanshui Cement Group Ltd.	8,975,000	6,408,898
Eurasia Drilling Co. Ltd. GDR (Reg. S)	795,900	13,132,350
Geely Automobile Holdings Ltd. (c)	48,900,000	17,681,543
Hidili Industry International Development Ltd. (a)	5,343,000	5,467,882
Integra Group Holdings unit (a)	3,586,700	11,800,243
Yingli Green Energy Holding Co. Ltd. ADR (a)(c)	321,600	3,724,128
TOTAL CAYMAN ISLANDS		69,201,482
China - 10.1%
Baidu.com, Inc. sponsored ADR (a)	28,800	10,884,096
China Construction Bank Corp. (H Shares)	86,479,000	74,558,208
China Merchants Bank Co. Ltd. (H Shares)	13,612,350	34,825,942
China National Materials Co. Ltd. (H Shares)	8,621,000	6,821,188
China Railway Construction Corp. Ltd. (H Shares)	10,180,000	13,494,219
China Shenhua Energy Co. Ltd. (H Shares)	7,568,500	33,953,939
China Yurun Food Group Ltd.	8,323,000	17,106,706
Golden Eagle Retail Group Ltd. (H Shares)	9,199,000	15,821,963
Industrial & Commercial Bank of China Ltd. (H Shares)	85,412,000	67,956,819
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)	10,458,000	6,295,748
PICC Property & Casualty Co. Ltd. (H Shares) (a)(c)	13,580,000	10,002,720
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	4,138,000	36,265,873
Tencent Holdings Ltd.	2,126,300	37,025,330
Yantai Changyu Pioneer Wine Co. (B Shares)	1,602,950	11,783,639
ZTE Corp. (H Shares)	3,291,080	18,237,041
TOTAL CHINA		395,033,431
Cyprus - 0.1%
Globaltrans Investment PLC GDR (Reg. S) (a)	333,800	2,937,440
XXI Century Investments Public Ltd. (a)	160,365	59,240
TOTAL CYPRUS		2,996,680
Common Stocks - continued
	Shares	Value
Czech Republic - 1.1%
Ceske Energeticke Zavody AS	481,200	$ 23,989,208
Komercni Banka AS	105,500	20,985,205
TOTAL CZECH REPUBLIC		44,974,413
Egypt - 0.7%
Commercial International Bank Ltd. sponsored GDR	1,492,019	15,069,392
Orascom Telecom Holding SAE unit	321,400	10,959,740
TOTAL EGYPT		26,029,132
Hong Kong - 5.4%
China Mobile (Hong Kong) Ltd.	6,442,400	60,395,377
China Overseas Land & Investment Ltd.	8,670,000	18,692,213
China Resources Power Holdings Co. Ltd.	7,491,500	15,520,096
CNOOC Ltd.	28,901,000	43,284,299
CNOOC Ltd. sponsored ADR	20,000	2,978,800
CNPC (Hong Kong) Ltd.	18,746,000	19,790,422
Cosco Pacific Ltd.	6,864,000	9,481,926
Hong Kong Exchange & Clearing Ltd.	557,500	9,813,706
Shanghai Industrial Holdings Ltd.	3,875,000	18,204,241
Sino-Ocean Land Holdings Ltd.	12,878,500	12,524,609
TOTAL HONG KONG		210,685,689
Hungary - 0.8%
OTP Bank Ltd. (a)	1,057,900	30,196,579
India - 7.2%
Bank of Baroda	558,774	6,037,865
Bharat Heavy Electricals Ltd.	470,875	22,040,528
Housing Development and Infrastructure Ltd. (a)	1,681,902	11,147,955
Housing Development Finance Corp. Ltd.	675,733	37,843,888
Indiabulls Real Estate Ltd. (a)	1,835,219	9,608,347
Infosys Technologies Ltd. sponsored ADR	894,400	41,142,400
ITC Ltd.	1,500	8,084
Jain Irrigation Systems Ltd.	745,510	12,050,774
JSW Steel Ltd.	1,069,795	16,964,462
Mahindra & Mahindra Ltd.	855,928	16,576,222
Power Finance Corp. Ltd.	739,047	3,451,345
Reliance Industries Ltd.	1,143,302	46,294,890
Rural Electrification Corp. Ltd.	1,649,256	6,936,451
Tata Consultancy Services Ltd.	1,536,426	20,444,088
Tata Power Co. Ltd.	591,378	16,639,352
Tata Steel Ltd.	1,352,931	13,383,049
TOTAL INDIA		280,569,700
Indonesia - 4.7%
PT Astra International Tbk	7,028,500	22,612,760
PT Bank Central Asia Tbk	41,196,500	19,399,497
PT Bank Mandiri Persero Tbk	32,948,500	15,810,489
PT Bank Rakyat Indonesia Tbk	29,987,500	21,821,816

	Shares	Value
PT Bumi Resources Tbk	68,203,000	$ 16,419,017
PT Indocement Tunggal Prakarsa Tbk	14,098,000	16,052,919
PT Indofood Sukses Makmur Tbk	48,296,500	15,263,567
PT International Nickel Indonesia Tbk (a)	10,670,500	4,421,957
PT Perusahaan Gas Negara Tbk Series B	65,783,100	24,476,822
PT Telkomunikasi Indonesia Tbk Series B	34,714,000	29,892,705
TOTAL INDONESIA		186,171,549
Ireland - 0.3%
Dragon Oil PLC (a)	1,843,460	12,409,030
Israel - 1.6%
Israel Chemicals Ltd.	1,049,584	12,496,878
Teva Pharmaceutical Industries Ltd. sponsored ADR	961,300	48,526,424
TOTAL ISRAEL		61,023,302
Kazakhstan - 0.7%
JSC Halyk Bank of Kazakhstan unit (a)	2,315,176	15,743,197
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	573,211	13,556,440
TOTAL KAZAKHSTAN		29,299,637
Korea (South) - 10.5%
DigiTech Systems Co., Ltd. (a)	83,167	1,725,591
Doosan Heavy Industries & Construction Co. Ltd.	246,474	13,178,533
Hynix Semiconductor, Inc. (a)	1,439,420	21,292,060
Hyundai Engineering & Construction Co. Ltd.	274,895	15,121,011
Hyundai Industrial Development & Construction Co.	442,400	13,045,439
Hyundai Mobis	209,390	27,818,405
Hyundai Motor Co.	413,621	37,379,744
Industrial Bank of Korea (a)	1,707,090	20,605,010
KB Financial Group, Inc. (a)	823,380	39,459,307
Korea Exchange Bank	2,268,960	25,690,097
LG Corp.	310,804	17,543,493
LG Innotek Co. Ltd.	78,005	7,019,825
Lumens Co. Ltd. (a)	889,544	4,940,866
MegaStudy Co. Ltd.	46,085	9,548,795
Samsung Electronics Co. Ltd.	198,870	119,227,975
Shinhan Financial Group Co. Ltd. (a)	1,007,430	38,082,732
TOTAL KOREA (SOUTH)		411,678,883
Luxembourg - 1.0%
ArcelorMittal SA (NY Shares) Class A (c)	359,065	12,215,391
Evraz Group SA GDR	794,300	19,365,034
Ternium SA sponsored ADR (a)(c)	366,400	9,207,632
TOTAL LUXEMBOURG		40,788,057
Mexico - 3.3%
America Movil SAB de CV Series L sponsored ADR	1,792,100	79,085,373
Corporacion Geo SA de CV Series B (a)	4,957,000	13,102,434
Common Stocks - continued
	Shares	Value
Mexico - continued
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	1,498,300	$ 13,065,176
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	278,500	7,098,965
Grupo Financiero Banorte SAB de CV Series O	5,419,300	17,320,614
TOTAL MEXICO		129,672,562
Nigeria - 0.2%
Guaranty Trust Bank PLC GDR (Reg. S)	1,205,281	7,472,742
Norway - 0.1%
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)(c)	4,450,000	3,497,145
Papua New Guinea - 0.2%
Oil Search Ltd.	1,591,728	8,252,534
Peru - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	548,200	18,403,074
Philippines - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR	297,900	15,878,070
Poland - 1.0%
Bank Polska Kasa Opieki SA (a)	439,500	23,896,768
Bank Zachodni WBK SA (a)	192,000	10,386,450
Globe Trade Centre SA (a)	405,700	3,553,556
TOTAL POLAND		37,836,774
Russia - 8.8%
Cherkizovo Group OJSC GDR (a)	322,100	2,995,530
Interregional Distribution Grid Companies Holding JSC (a)	18,789,200	2,195,323
Magnit OJSC GDR (Reg. S)	1,032,000	13,725,600
Mechel Steel Group OAO sponsored ADR	810,700	13,911,612
Novorossiysk Commercial Sea Port JSC (a)	13,641,400	2,089,753
Novorossiysk Commercial Sea Port JSC GDR (Reg. S)	81,000	931,500
OAO Gazprom	1,043,900	6,229,279
OAO Gazprom sponsored ADR	3,618,359	85,501,823
OAO NOVATEK GDR	399,080	20,153,540
OAO Tatneft sponsored ADR	835,900	21,775,195
OGK-2 JSC (a)	79,981,600	2,709,697
OGK-6 JSC (a)	94,762,200	2,559,053
OJSC MMC Norilsk Nickel sponsored ADR (a)	2,276,866	29,189,422
OJSC Oil Company Rosneft GDR (Reg. S) (a)	4,676,500	35,775,225
Polymetal JSC GDR (Reg. S) (a)	1,041,600	9,197,328
RusHydro JSC sponsored ADR (a)	2,830,633	10,077,053
Sberbank (Savings Bank of the Russian Federation)	12,917,000	28,622,184

	Shares	Value
Sberbank (Savings Bank of the Russian Federation) GDR	76,233	$ 18,285,449
Sistema JSFC sponsored GDR (a)	868,121	14,133,010
Vimpel Communications sponsored ADR (a)	1,451,700	26,028,981
TOTAL RUSSIA		346,086,557
Singapore - 0.2%
Straits Asia Resources Ltd.	5,927,000	7,574,567
South Africa - 6.1%
African Bank Investments Ltd.	4,081,699	16,091,690
AngloGold Ashanti Ltd.	380,000	14,100,736
Aspen Pharmacare Holdings Ltd.	2,217,177	18,787,471
Aveng Ltd.	3,283,952	17,549,439
Clicks Group Ltd.	4,157,611	13,144,703
Illovo Sugar Ltd.	2,736,665	12,435,406
Mr. Price Group Ltd.	2,985,145	13,717,338
MTN Group Ltd.	3,273,300	49,230,432
Murray & Roberts Holdings Ltd.	1,398,300	10,091,028
Mvelaphanda Resources Ltd. (a)	1,986,790	10,172,365
Raubex Group Ltd.	1,972,436	6,185,559
Shoprite Holdings Ltd.	1,802,935	14,769,644
Standard Bank Group Ltd.	2,692,600	33,844,905
Truworths International Ltd.	1,622,354	9,344,759
TOTAL SOUTH AFRICA		239,465,475
Taiwan - 7.7%
Advanced Semiconductor Engineering, Inc.	7,145,000	5,610,227
Advanced Semiconductor Engineering, Inc. sponsored ADR	3,000,400	11,611,548
Asia Cement Corp.	15,817,710	16,546,207
Epistar Corp.	1,161,000	3,368,201
First Financial Holding Co. Ltd.	27,382,077	15,759,266
Formosa Epitaxy, Inc.	6,159,000	8,471,876
Fubon Financial Holding Co. Ltd. (a)	14,606,000	16,146,704
Hon Hai Precision Industry Co. Ltd. (Foxconn)	13,610,447	53,110,553
Largan Precision Co. Ltd.	672,300	7,670,981
Macronix International Co. Ltd.	16,093,113	8,127,040
MediaTek, Inc.	2,392,868	33,365,399
Polaris Securities Co. Ltd.	9,130,000	4,667,356
Siliconware Precision Industries Co. Ltd.	13,774,633	18,042,393
Taiwan Mobile Co. Ltd.	10,062,000	17,928,121
Taiwan Semiconductor Manufacturing Co. Ltd.	14,808,447	26,762,111
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,258,114	21,542,408
Wistron Corp.	11,549,449	19,262,319
Yuanta Financial Holding Co. Ltd.	20,041,000	13,176,196
TOTAL TAIWAN		301,168,906
Thailand - 0.9%
Advanced Info Service PCL (For. Reg.)	2,094,000	5,310,077
Central Pattana PCL (For. Reg.)	4,976,300	3,174,909
Common Stocks - continued
	Shares	Value
Thailand - continued
National Finance PCL (For. Reg.)	3,639,200	$ 2,107,838
Siam Commercial Bank PCL (For. Reg.)	7,515,100	17,068,615
Thai Airways International PCL (For. Reg.) (a)	12,103,800	7,046,151
Total Access Communication PCL (For. Reg.)	105,200	120,627
TOTAL THAILAND		34,828,217
Turkey - 2.0%
Hurriyet Gazetecilik ve Matbaacilik AS (a)	7,158,519	7,713,203
Tofas Turk Otomobil Fabrikasi AS	4,412,692	11,152,797
Turk Hava Yollari AO	5,696,000	15,987,443
Turkiye Garanti Bankasi AS	6,750,895	24,695,658
Turkiye Is Bankasi AS Series C	5,235,939	20,024,376
TOTAL TURKEY		79,573,477
United Kingdom - 1.4%
Hikma Pharmaceuticals PLC	1,626,618	12,613,156
Max Petroleum PLC (a)	11,871,400	3,459,557
Standard Chartered PLC (United Kingdom)	584,641	14,402,753
Tullow Oil PLC	290,700	5,665,210
Xstrata PLC	1,369,770	19,846,440
TOTAL UNITED KINGDOM		55,987,116
United States of America - 1.2%
Central European Distribution Corp. (a)	421,230	13,104,465

	Shares	Value
CTC Media, Inc. (a)	707,917	$ 11,383,305
Freeport-McMoRan Copper & Gold, Inc.	308,800	22,653,568
TOTAL UNITED STATES OF AMERICA		47,141,338
TOTAL COMMON STOCKS (Cost $3,081,642,736)		3,888,785,435
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.20% (d)	37,105,282	37,105,282
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	89,366,228	89,366,228
TOTAL MONEY MARKET FUNDS (Cost $126,471,510)		126,471,510
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $3,208,114,246)		4,015,256,945
NET OTHER ASSETS - (2.4)%		(95,600,063)
NET ASSETS - 100%		$ 3,919,656,882
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 434,681
Fidelity Securities Lending Cash Central Fund	782,606
Total	$ 1,217,287
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 661,311,562	$ 660,970,724	$ 340,838	$ -
Korea (South)	411,678,883	-	411,678,883	-
China	395,033,431	10,884,096	384,149,335	-
Russia	346,086,557	301,681,268	44,405,289	-
Taiwan	301,168,906	33,153,956	268,014,950	-
India	280,569,700	41,142,400	239,427,300	-
South Africa	239,465,475	239,465,475	-	-
Hong Kong	210,685,689	2,978,800	207,706,889	-
Indonesia	186,171,549	-	186,171,549	-
Cyprus	2,996,680	2,937,440	-	59,240
Other	853,617,003	733,355,679	120,261,324	-
Money Market Funds	126,471,510	126,471,510	-	-
Total Investments in Securities:	$ 4,015,256,945	$ 2,153,041,348	$ 1,862,156,357	$ 59,240
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 10,123,191
Total Realized Gain (Loss)	(8,756,107)
Total Unrealized Gain (Loss)	14,411,992
Cost of Purchases	1,769,895
Proceeds of Sales	(1,314,474)
Amortization/Accretion	-
Transfers in/out of Level 3	(16,175,257)
Ending Balance	$ 59,240
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 4,239,281

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $1,085,309,087 of which $515,429,566 and $569,879,521 will expire on October 31, 2016 and 2017, repectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $83,259,907) - See accompanying schedule: Unaffiliated issuers (cost $3,081,642,736)	$ 3,888,785,435
Fidelity Central Funds (cost $126,471,510)	126,471,510
Total Investments (cost $3,208,114,246)		$ 4,015,256,945
Cash		353,880
Foreign currency held at value (cost $712,281)		703,369
Receivable for investments sold		320,498
Receivable for fund shares sold		7,956,927
Dividends receivable		6,488,139
Distributions receivable from Fidelity Central Funds		67,785
Prepaid expenses		21,561
Other receivables		1,867,594
Total assets		4,033,036,698

Liabilities
Payable for investments purchased	$ 4,698,582
Payable for fund shares redeemed	9,105,075
Accrued management fee	2,418,553
Other affiliated payables	1,112,948
Other payables and accrued expenses	6,678,430
Collateral on securities loaned, at value	89,366,228
Total liabilities		113,379,816

Net Assets		$ 3,919,656,882
Net Assets consist of:
Paid in capital		$ 4,225,020,950
Undistributed net investment income		23,182,142
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,129,885,338)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		801,339,128
Net Assets		$ 3,919,656,882

Statement of Assets and Liabilities - continued

October 31, 2009

Emerging Markets: Net Asset Value, offering price and redemption price per share ($3,649,582,161 ÷ 176,437,960 shares)	$ 20.68

Class K: Net Asset Value, offering price and redemption price per share ($270,074,721 ÷ 13,055,119 shares)	$ 20.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 63,183,158
Interest		16,162
Income from Fidelity Central Funds		1,217,287
		64,416,607
Less foreign taxes withheld		(6,519,908)
Total income		57,896,699

Expenses
Management fee	$ 18,742,826
Transfer agent fees	7,925,800
Accounting and security lending fees	1,126,532
Custodian fees and expenses	2,199,829
Independent trustees' compensation	17,799
Registration fees	128,994
Audit	139,076
Legal	11,708
Interest	941
Miscellaneous	54,429
Total expenses before reductions	30,347,934
Expense reductions	(1,764,541)	28,583,393
Net investment income (loss)		29,313,306
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(575,897,251)
Foreign currency transactions	(3,882,373)
Total net realized gain (loss)		(579,779,624)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,900,367)	1,727,601,277
Assets and liabilities in foreign currencies	1,111,118
Total change in net unrealized appreciation (depreciation)		1,728,712,395
Net gain (loss)		1,148,932,771
Net increase (decrease) in net assets resulting from operations		$ 1,178,246,077

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,313,306	$ 78,601,138
Net realized gain (loss)	(579,779,624)	(545,285,593)
Change in net unrealized appreciation (depreciation)	1,728,712,395	(3,581,772,253)
Net increase (decrease) in net assets resulting from operations	1,178,246,077	(4,048,456,708)
Distributions to shareholders from net investment income	(37,630,187)	(34,024,353)
Distributions to shareholders from net realized gain	-	(245,333,468)
Total distributions	(37,630,187)	(279,357,821)
Share transactions - net increase (decrease)	603,896,717	(112,421,513)
Redemption fees	1,520,594	4,815,140
Total increase (decrease) in net assets	1,746,033,201	(4,435,420,902)

Net Assets
Beginning of period	2,173,623,681	6,609,044,583
End of period (including undistributed net investment income of $23,182,142 and undistributed net investment income of $43,729,580, respectively)	$ 3,919,656,882	$ 2,173,623,681

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.71	$ 37.55	$ 22.04	$ 15.71	$ 11.30
Income from Investment Operations
Net investment income (loss) B	.17	.42 E	.25	.21	.21
Net realized and unrealized gain (loss)	7.03	(22.73)	15.44	6.31	4.30
Total from investment operations	7.20	(22.31)	15.69	6.52	4.51
Distributions from net investment income	(.24)	(.19)	(.20)	(.21)	(.11)
Distributions from net realized gain	-	(1.37)	-	-	-
Total distributions	(.24)	(1.56)	(.20)	(.21)	(.11)
Redemption fees added to paid in capital B	.01	.03	.02	.02	.01
Net asset value, end of period	$ 20.68	$ 13.71	$ 37.55	$ 22.04	$ 15.71
Total Return A	53.95%	(61.84)%	71.81%	41.96%	40.25%
Ratios to Average Net Assets C, F
Expenses before reductions	1.16%	1.07%	1.05%	1.11%	1.16%
Expenses net of fee waivers, if any	1.16%	1.07%	1.05%	1.11%	1.16%
Expenses net of all reductions	1.10%	1.02%	.99%	1.01%	1.07%
Net investment income (loss)	1.09%	1.47% E	.89%	1.04%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,649,582	$ 2,086,196	$ 6,609,045	$ 3,005,145	$ 1,392,223
Portfolio turnover rate D	88%	63%	52%	66%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class K

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.72	$ 31.99
Income from Investment Operations
Net investment income (loss) D	.22	.15 G
Net realized and unrealized gain (loss)	7.02	(18.43)
Total from investment operations	7.24	(18.28)
Distributions from net investment income	(.28)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 20.69	$ 13.72
Total Return B, C	54.44%	(57.11)%
Ratios to Average Net Assets E, I
Expenses before reductions	.91%	.92% A
Expenses net of fee waivers, if any	.91%	.92% A
Expenses net of all reductions	.84%	.87% A
Net investment income (loss)	1.35%	2.02% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 270,075	$ 87,427
Portfolio turnover rate F	88%	63%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Emerging Markets and Class K to eligible shareholders of Emerging Markets. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 888,741,441
Gross unrealized depreciation	(152,217,530)
Net unrealized appreciation (depreciation)	$ 736,523,911

Tax Cost	$ 3,278,733,034

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 49,225,096
Capital loss carryforward	$ (1,085,309,087)
Net unrealized appreciation (depreciation)	$ 736,635,791

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 37,630,187	$ 41,187,374
Long-term Capital Gains	-	238,170,447
Total	$ 37,630,187	$ 279,357,821

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,913,951,433 and $2,250,742,178, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 7,825,018.32
Class K	100,782.06
	$ 7,925,800

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $409 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,891,875.43%		$ 941

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,637 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $782,606.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Emerging Markets operating expenses. During the period, this reimbursement reduced the class' expenses by $15,505.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,748,696 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $340.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Emerging Markets	$ 35,658,169	$ 34,024,353
Class K	1,972,018	-
Total	$ 37,630,187	$ 34,024,353
From net realized gain
Emerging Markets	$ -	$ 245,333,468

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B	2008 A	2009 B	2008 A
Emerging Markets
Shares sold	77,986,934	88,151,350	$ 1,325,781,409	$ 2,616,256,871
Conversion to Class K	(2,616,204)	(6,470,724)	(34,095,539)	(122,161,593)
Reinvestment of distributions	2,953,728	7,825,864	34,381,402	270,227,076
Shares redeemed	(54,051,229)	(113,371,134)	(822,757,665)	(2,997,083,479)
Net increase (decrease)	24,273,229	(23,864,644)	$ 503,309,607	$ (232,761,125)
Class K
Shares sold	7,005,118	379,643	$ 114,260,792	$ 5,848,087
Conversion from Emerging Markets	2,618,157	6,466,184	34,095,539	122,161,593
Reinvestment of distributions	169,855	-	1,972,018	-
Shares redeemed	(3,108,249)	(475,589)	(49,741,239)	(7,670,068)
Net increase (decrease)	6,684,881	6,370,238	$ 100,587,110	$ 120,339,612

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Conversion transactions for Class K and Emerging Markets are for the period November 1, 2008 through August 31, 2009

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Europe

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Europe	25.36%	6.37%	4.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Europe, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Europe

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Europe Fund: For the year, the fund's Retail Class shares rose 25.36%, falling short of the 27.89% gain of the MSCI Europe Index. The fund was hurt the most by stock selection within financials, specifically diversified financials and banks. Stock and market selection within industrials, combined with a slight overweighting and stock picking in energy, detracted as well. From a geographic standpoint, stock selection in Switzerland and Sweden hurt the most. On a positive note, our positioning in consumer discretionary - particularly stock selection in automobiles/components and an overweighting in retailing - was helpful, as was stock picking in the U.K. On an individual security basis, owning several banks - many at the wrong times - was harmful, including U.K.-based Barclays, UniCredit in Italy, Spain's Banco Santander and France's Société Générale. Not owning German chemical company BASF for much of the period hurt as well. Contributions to fund performance came from not owning German automaker Volkswagen - an index component whose stock fell dramatically during the period - a stake in Belgian brewer Anheuser-Busch InBev and two positions within retailing, U.K.-based Signet Jewelers and French luxury goods retailer PPR.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Europe and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Europe	1.11%
Actual		$ 1,000.00	$ 1,295.80	$ 6.42 B
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65 C
Class F	.80%
Actual		$ 1,000.00	$ 1,177.90	$ 3.06 B
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08 C

A 5% return per year before expenses

B Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Europe and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

Annual Report

Europe

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom	29.2%
France	16.1%
Switzerland	9.1%
Germany	9.0%
United States of America	5.6%
Spain	5.5%
Netherlands	4.2%
Italy	3.2%
Sweden	2.8%
Other	15.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom	32.9%
France	13.2%
Switzerland	11.9%
Germany	11.4%
United States of America	5.8%
Spain	4.8%
Italy	3.7%
Netherlands	3.1%
Sweden	1.9%
Other	11.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	96.7
Short-Term Investments and Net Other Assets	1.6	3.3
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	3.6	2.8
Royal Dutch Shell PLC Class A (Netherlands) (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	2.2
Telefonica SA (Spain, Diversified Telecommunication Services)	2.5	2.4
Nestle SA (Reg.) (Switzerland, Food Products)	2.4	3.2
Sanofi-Aventis (France, Pharmaceuticals)	2.4	1.5
Total SA (France, Oil, Gas & Consumable Fuels)	2.2	2.4
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.1	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.8	2.4
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.5	1.2
	23.2
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	20.8
Consumer Discretionary	12.4	13.1
Energy	12.0	12.8
Consumer Staples	10.6	9.5
Industrials	9.6	8.5
Health Care	8.9	10.8
Materials	8.1	6.3
Telecommunication Services	7.8	6.8
Information Technology	3.6	4.2
Utilities	2.1	3.9

Annual Report

Europe

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 0.1%
Billabong International Ltd.	238,497	$ 2,206,006
Bailiwick of Jersey - 1.0%
Experian PLC	2,224,700	20,417,545
Shire PLC	474,098	8,387,537
TOTAL BAILIWICK OF JERSEY		28,805,082
Belgium - 2.8%
Anheuser-Busch InBev SA NV	682,865	32,160,864
Fortis (a)	3,390,700	14,729,254
Gimv NV	101,800	5,750,968
Umicore SA	874,964	26,716,730
TOTAL BELGIUM		79,357,816
Bermuda - 1.0%
Seadrill Ltd. (a)	640,900	13,386,361
Signet Jewelers Ltd. (United Kingdom)	592,969	15,041,139
TOTAL BERMUDA		28,427,500
Brazil - 0.8%
Banco Santander (Brasil) SA ADR (a)	1,080,800	12,818,288
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	222,300	8,918,676
TOTAL BRAZIL		21,736,964
Canada - 1.0%
Compton Petroleum Corp. (a)(c)	2,451,900	2,490,733
Fairborne Energy Trust (a)	660,700	2,715,164
Iteration Energy Ltd. (a)	2,551,600	2,686,267
PetroBakken Energy Ltd. Class A	369,894	10,664,534
Petrobank Energy & Resources Ltd. (a)	254,600	11,130,594
TOTAL CANADA		29,687,292
China - 0.1%
Baidu.com, Inc. sponsored ADR (a)	10,300	3,892,576
Denmark - 1.8%
Carlsberg AS Series B	190,900	13,474,495
Danske Bank AS (a)	427,500	9,910,312
Novo Nordisk AS Series B	475,300	29,601,704
TOTAL DENMARK		52,986,511
Finland - 0.8%
Metso Corp.	511,200	14,330,484
Nokian Tyres PLC	462,661	9,899,251
TOTAL FINLAND		24,229,735
France - 16.1%
Accor SA	187,234	9,002,753
Air France KLM (Reg.) (a)	248,000	3,817,318
Atos Origin SA (a)	204,360	9,605,187
AXA SA	1,067,200	26,539,653
Bouygues SA	367,600	17,391,278
Cap Gemini SA	227,800	10,596,275
Danone	578,995	34,894,483

	Shares	Value
Electricite de France	264,600	$ 14,796,141
Essilor International SA	258,000	14,484,025
Groupe Eurotunnel SA	550,400	5,454,953
Iliad Group SA	148,976	16,156,929
L'Oreal SA	246,100	25,230,883
Michelin CGDE Series B	150,543	11,198,420
PPR SA	176,500	19,313,417
Remy Cointreau SA	322,400	15,618,161
Sanofi-Aventis	927,812	68,006,020
Schneider Electric SA	308,903	32,278,747
Societe Generale Series A	398,140	26,587,367
Television Francaise 1 SA (c)	562,100	8,854,729
Total SA:
Series B	733,200	43,871,941
sponsored ADR	327,700	19,684,939
Unibail-Rodamco	77,700	17,259,538
Vallourec SA	60,415	9,574,928
TOTAL FRANCE		460,218,085
Germany - 8.5%
Aixtron AG	312,400	9,364,338
BASF AG	511,680	27,483,139
Bayerische Motoren Werke AG (BMW)	479,491	23,492,785
Daimler AG (Reg.)	229,127	11,050,796
Deutsche Boerse AG	292,700	23,741,434
Deutsche Post AG	1,007,346	17,039,728
Deutsche Postbank AG (a)	314,700	9,766,711
E.ON AG	560,349	21,513,333
HeidelbergCement AG	180,795	10,836,171
Linde AG	148,779	15,629,822
MAN SE	132,000	10,873,813
SAP AG	561,159	25,403,668
Siemens AG (Reg.)	418,242	37,650,144
TOTAL GERMANY		243,845,882
Greece - 1.5%
Alpha Bank AE (a)	775,000	15,156,597
Hellenic Telecommunications Organization SA	594,116	10,054,121
National Bank of Greece SA (a)	515,000	19,165,982
TOTAL GREECE		44,376,700
Hong Kong - 0.5%
China Unicom (Hong Kong) Ltd. sponsored ADR	487,000	6,160,550
Esprit Holdings Ltd.	1,079,400	7,185,691
TOTAL HONG KONG		13,346,241
Ireland - 0.8%
CRH PLC	722,205	17,652,456
Ryanair Holdings PLC sponsored ADR (a)	184,900	5,042,223
TOTAL IRELAND		22,694,679
Italy - 2.5%
ENI SpA	523,636	12,967,903
Common Stocks - continued
	Shares	Value
Italy - continued
Fiat SpA (a)	1,565,500	$ 23,405,709
Intesa Sanpaolo SpA	5,823,004	24,635,419
UniCredit SpA	3,193,281	10,760,876
TOTAL ITALY		71,769,907
Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	228,285	7,719,736
Netherlands - 4.2%
Akzo Nobel NV	296,200	17,556,969
ASML Holding NV (Netherlands)	544,100	14,671,990
Heineken NV (Bearer)	352,700	15,630,157
Koninklijke KPN NV	1,376,649	25,018,727
Koninklijke Philips Electronics NV	773,700	19,434,674
Unilever NV (Certificaten Van Aandelen) unit	939,500	29,039,858
TOTAL NETHERLANDS		121,352,375
Netherlands Antilles - 0.4%
Schlumberger Ltd.	178,800	11,121,360
Norway - 1.3%
DnB NOR ASA (a)(c)	1,581,600	18,215,979
Pronova BioPharma ASA (a)	1,150,000	3,574,859
Telenor ASA (a)	1,293,400	16,748,853
TOTAL NORWAY		38,539,691
Papua New Guinea - 0.4%
Lihir Gold Ltd.	3,953,297	10,809,332
South Africa - 0.4%
Impala Platinum Holdings Ltd.	459,300	10,247,167
Spain - 5.5%
Banco Bilbao Vizcaya Argentaria SA	991,476	17,721,449
Banco Santander SA	2,529,110	40,696,351
Grupo Ferrovial SA	194,600	8,092,636
Inditex SA	351,299	20,678,162
Telefonica SA	2,556,506	71,389,453
TOTAL SPAIN		158,578,051
Sweden - 2.8%
H&M Hennes & Mauritz AB (B Shares)	417,483	23,712,228
Modern Times Group MTG AB (B Shares)	303,000	13,139,787
Sandvik AB	1,095,000	12,094,988
Skandinaviska Enskilda Banken AB (A Shares) (a)	1,932,400	11,704,250
Swedbank AB (A Shares) (c)	1,267,917	10,921,865
Telefonaktiebolaget LM Ericsson (B Shares)	764,000	7,981,642
TOTAL SWEDEN		79,554,760
Switzerland - 9.1%
Actelion Ltd. (Reg.) (a)	254,270	14,038,004
Credit Suisse Group (Reg.)	628,295	33,580,331
Nestle SA (Reg.)	1,484,083	69,163,677
Nobel Biocare Holding AG (Switzerland)	405,879	11,550,206

	Shares	Value
Roche Holding AG (participation certificate)	354,395	$ 56,884,179
Schindler Holding AG (participation certificate)	165,733	11,354,673
Sonova Holding AG	128,251	13,223,814
Swiss Reinsurance Co. (Reg.)	353,988	14,496,224
Transocean Ltd. (a)	89,100	7,476,381
UBS AG (NY Shares) (a)	1,763,600	29,258,124
TOTAL SWITZERLAND		261,025,613
Turkey - 0.3%
Turkiye Is Bankasi AS Series C	2,052,000	7,847,689
United Kingdom - 29.2%
Anglo American PLC (United Kingdom) (a)	917,100	33,351,139
Barclays PLC	7,036,720	36,892,281
Barratt Developments PLC (a)	1,984,600	4,401,985
Bellway PLC	651,700	7,821,415
BG Group PLC	2,274,676	39,399,640
Bovis Homes Group PLC	902,294	6,101,830
BP PLC	6,554,700	61,439,747
British Airways PLC (a)(c)	779,300	2,326,049
British Land Co. PLC	1,399,279	10,848,022
British Sky Broadcasting Group PLC	1,200,900	10,508,828
BT Group PLC	7,860,300	16,849,878
Burberry Group PLC	995,600	8,810,365
Cairn Energy PLC (a)	304,900	13,225,451
Carphone Warehouse Group PLC	3,672,700	11,100,933
Centrica PLC	5,419,190	22,091,812
Debenhams PLC	3,732,350	4,773,535
easyJet PLC (a)	377,000	2,228,870
HSBC Holdings PLC (United Kingdom) (Reg.)	9,337,357	103,213,262
InterContinental Hotel Group PLC	983,100	12,670,321
ITV PLC	21,387,500	15,011,234
Kesa Electricals PLC	5,762,100	12,572,627
Man Group PLC	2,683,488	13,657,827
Misys PLC	3,653,200	12,421,493
Mothercare PLC	1,162,800	10,996,330
Reckitt Benckiser Group PLC	536,639	26,739,986
Redrow PLC (a)(c)	2,719,200	6,294,779
Rio Tinto PLC (Reg.)	809,651	35,806,494
Royal Dutch Shell PLC Class A (Netherlands)	2,612,499	77,451,884
Segro PLC	2,367,210	13,719,293
Serco Group PLC	1,416,887	11,759,169
Standard Chartered PLC (United Kingdom)	1,723,786	42,465,828
Taylor Wimpey PLC (a)	14,844,800	9,022,586
Tesco PLC	4,540,481	30,366,157
The Game Group PLC	2,554,100	6,214,502
Tomkins PLC	3,840,100	10,598,161
Vodafone Group PLC	23,068,486	50,856,015
Wm Morrison Supermarkets PLC	2,910,122	13,377,947
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Wolseley PLC (a)	836,854	$ 17,009,463
Xstrata PLC	922,076	13,359,853
TOTAL UNITED KINGDOM		837,756,991
United States of America - 4.0%
Agilent Technologies, Inc.	312,300	7,726,302
Allergan, Inc.	108,100	6,080,625
Autoliv, Inc.	154,200	5,178,036
CME Group, Inc.	42,500	12,860,925
ENSCO International, Inc.	146,800	6,721,972
Express Scripts, Inc. (a)	148,600	11,876,112
Morgan Stanley	345,600	11,100,672
Oshkosh Co.	202,100	6,317,646
Pfizer, Inc.	1,058,100	18,019,443
Pride International, Inc. (a)	201,700	5,962,252
Virgin Media, Inc.	903,900	12,627,483
Wells Fargo & Co.	316,100	8,699,072
TOTAL UNITED STATES OF AMERICA		113,170,540
TOTAL COMMON STOCKS (Cost $2,410,746,146)		2,785,304,281
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.5%
ProSiebenSat.1 Media AG	1,227,890	12,810,932
Italy - 0.7%
Fondiaria-Sai SpA (Risparmio Shares)	858,400	10,560,172
Telecom Italia SpA (Risparmio Shares)	8,436,000	9,316,704
TOTAL ITALY		19,876,876
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $32,939,879)		32,687,808
Money Market Funds - 3.1%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (d)	72,628,588	$ 72,628,588
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	16,389,178	16,389,178
TOTAL MONEY MARKET FUNDS (Cost $89,017,766)		89,017,766
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $2,532,703,791)		2,907,009,855
NET OTHER ASSETS - (1.5)%		(41,719,096)
NET ASSETS - 100%		$ 2,865,290,759
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 494,396
Fidelity Securities Lending Cash Central Fund	3,044,517
Total	$ 3,538,913
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 837,756,991	$ 455,247,430	$ 382,509,561	$ -
France	460,218,085	321,800,471	138,417,614	-
Switzerland	261,025,613	227,445,282	33,580,331	-
Germany	256,656,814	182,552,206	74,104,608	-
Spain	158,578,051	28,770,798	129,807,253	-
Netherlands	121,352,375	87,245,711	34,106,664	-
United States of America	113,170,540	113,170,540	-	-
Italy	91,646,783	78,678,880	12,967,903	-
Sweden	79,554,760	-	79,554,760	-
Other	438,032,077	409,443,511	28,588,566	-
Money Market Funds	89,017,766	89,017,766	-	-
Total Investments in Securities:	$ 2,907,009,855	$ 1,993,372,595	$ 913,637,260	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $1,140,360,059 of which $413,142,102 and $727,217,957 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $15,365,895) - See accompanying schedule: Unaffiliated issuers (cost $2,443,686,025)	$ 2,817,992,089
Fidelity Central Funds (cost $89,017,766)	89,017,766
Total Investments (cost $2,532,703,791)		$ 2,907,009,855
Receivable for investments sold		34,812,910
Receivable for fund shares sold		1,774,447
Dividends receivable		7,025,566
Distributions receivable from Fidelity Central Funds		30,813
Prepaid expenses		16,904
Other receivables		496,277
Total assets		2,951,166,772

Liabilities
Payable to custodian bank	$ 2,117,218
Payable for investments purchased	63,842,322
Payable for fund shares redeemed	781,319
Accrued management fee	1,874,568
Other affiliated payables	717,041
Other payables and accrued expenses	154,367
Collateral on securities loaned, at value	16,389,178
Total liabilities		85,876,013

Net Assets		$ 2,865,290,759
Net Assets consist of:
Paid in capital		$ 3,613,770,080
Undistributed net investment income		46,201,533
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,169,113,688)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		374,432,834
Net Assets		$ 2,865,290,759

Statement of Assets and Liabilities - continued

October 31, 2009
Europe: Net Asset Value, offering price and redemption price per share ($2,845,423,426 ÷ 99,782,151 shares)	$ 28.52

Class F: Net Asset Value, offering price and redemption price per share ($19,867,333 ÷ 696,214 shares)	$ 28.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 87,577,510
Interest		65,470
Income from Fidelity Central Funds		3,538,913
		91,181,893
Less foreign taxes withheld		(8,308,699)
Total income		82,873,194

Expenses
Management fee Basic fee	$ 18,145,002
Performance adjustment	576,453
Transfer agent fees	7,424,980
Accounting and security lending fees	1,116,654
Custodian fees and expenses	350,282
Independent trustees' compensation	18,413
Registration fees	24,769
Audit	73,756
Legal	12,204
Interest	16,082
Miscellaneous	60,505
Total expenses before reductions	27,819,100
Expense reductions	(1,271,636)	26,547,464
Net investment income (loss)		56,325,730
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(722,540,404)
Foreign currency transactions	(2,111,330)
Total net realized gain (loss)		(724,651,734)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,225,708,027
Assets and liabilities in foreign currencies	415,865
Total change in net unrealized appreciation (depreciation)		1,226,123,892
Net gain (loss)		501,472,158
Net increase (decrease) in net assets resulting from operations		$ 557,797,888

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 56,325,730	$ 83,218,454
Net realized gain (loss)	(724,651,734)	(442,006,354)
Change in net unrealized appreciation (depreciation)	1,226,123,892	(2,076,378,916)
Net increase (decrease) in net assets resulting from operations	557,797,888	(2,435,166,816)
Distributions to shareholders from net investment income	(84,199,329)	(75,717,658)
Distributions to shareholders from net realized gain	-	(358,785,158)
Total distributions	(84,199,329)	(434,502,816)
Share transactions - net increase (decrease)	(360,094,583)	156,764,400
Redemption fees	14,843	54,655
Total increase (decrease) in net assets	113,518,819	(2,712,850,577)
Net Assets
Beginning of period	2,751,771,940	5,464,622,517
End of period (including undistributed net investment income of $46,201,533 and undistributed net investment income of $79,011,426, respectively)	$ 2,865,290,759	$ 2,751,771,940

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Europe

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.57	$ 47.46	$ 42.31	$ 37.26	$ 30.42
Income from Investment Operations
Net investment income (loss) B	.52	.68	.69	.58	.33
Net realized and unrealized gain (loss)	5.16	(20.84)	9.99	8.74	6.68
Total from investment operations	5.68	(20.16)	10.68	9.32	7.01
Distributions from net investment income	(.73)	(.65)	(.46)	(.30)	(.09)
Distributions from net realized gain	-	(3.08)	(5.07)	(3.97)	(.08)
Total distributions	(.73)	(3.73)	(5.53)	(4.27)	(.17)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 28.52	$ 23.57	$ 47.46	$ 42.31	$ 37.26
Total Return A	25.36%	(46.03)%	28.33%	27.40%	23.12%
Ratios to Average Net Assets C,E
Expenses before reductions	1.09%	1.00%	1.06%	1.16%	1.15%
Expenses net of fee waivers, if any	1.09%	1.00%	1.06%	1.16%	1.15%
Expenses net of all reductions	1.04%	.95%	1.01%	1.05%	1.07%
Net investment income (loss)	2.22%	1.82%	1.65%	1.48%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,845,423	$ 2,751,772	$ 5,464,623	$ 4,033,263	$ 2,547,812
Portfolio turnover rate D	135%	100%	100%	127%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Class F

Period ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 24.23
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	4.29
Total from investment operations	4.31
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 28.54
Total ReturnB,C	17.79%
Ratios to Average Net Assets E,H
Expenses before reductions	.80% A
Expenses net of fee waivers, if any	.80% A
Expenses net of all reductions	.75% A
Net investment income (loss)	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,867
Portfolio turnover rate F	135%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares and the existing class was designated Europe on June 26, 2009. The Fund offers Europe and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 494,738,890
Gross unrealized depreciation	(149,186,455)
Net unrealized appreciation (depreciation)	$ 345,552,435

Tax Cost	$ 2,561,457,420

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 46,202,200
Capital loss carryforward	$ (1,140,360,059)
Net unrealized appreciation (depreciation)	$ 345,679,205

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 84,199,329	$ 146,775,758
Long-term Capital Gains	-	287,727,058
Total	$ 84,199,329	$ 434,502,816
Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments

Purchases and sales of securities, other than short-term securities, aggregated $3,356,214,844 and $3,727,725,219, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Europe, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Europe	$ 7,424,980.29

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,872 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 111,003,286.75%		$ 16,082

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,384 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its

Annual Report

7. Security Lending - continued

obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,044,517.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,271,631 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Europe	$ 84,199,329	$ 75,717,658
From net realized gain
Europe	$ -	$ 358,785,158

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 A	2008	2009 A	2008
Europe
Shares sold	8,157,697	9,585,310	$ 210,132,130	$ 375,372,349
Reinvestment of distributions	4,111,918	10,002,402	83,348,583	429,703,172
Shares redeemed	(29,232,967)	(17,978,503)	(674,156,102)	(648,311,121)
Net increase (decrease)	(16,963,352)	1,609,209	$ (380,675,389)	$ 156,764,400
Class F
Shares sold	703,795	-	$ 20,808,216	$ -
Shares redeemed	(7,581)	-	(227,410)	-
Net increase (decrease)	696,214	-	$ 20,580,806	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Freedom 2020 and Freedom 2030 were the owners of record of approximately 16% and 14%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 69% of the total outstanding shares of the Fund. Subsequent to period end, Freedom 2020 and Freedom 2030 redeemed shares of the Fund reducing their ownership percentages to 14% and 11%, respectively and the aggregate ownership of all Freedom Funds to 57% after the redemption.

Annual Report

Europe Capital Appreciation

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Capital Appreciation Fund	25.79%	6.20%	4.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Europe Capital Appreciation

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Europe Capital Appreciation Fund: For the year, the fund rose 25.79%, compared with the 27.89% gain of the MSCI Europe Index. The fund was hurt by stock selection within financials, specifically diversified financials and banks. Stock and market selection within industrials, combined with a slight overweighting and stock picking in energy, detracted as well. From a geographic standpoint, stock selection in France, Switzerland and Sweden hurt the most. However, our positioning in consumer discretionary - particularly good security selection in automobiles/components and an overweighting in retailing - was helpful, as was stock picking in the U.S., Ireland and Norway. On an individual security basis, owning several banks - many at the wrong times - was harmful, including U.K.-based Barclays, UniCredit in Italy, Spain's Banco Santander and France's Société Générale. Not owning German chemical company BASF for much of the period hurt as well. Contributions to fund performance came from not owning German automaker and index component Volkswagen, a stake in Belgian brewer Anheuser-Busch InBev and positions in out-of-index U.K.-based retailer Signet Jewelers and Britain's credit information provider Experian.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe Capital Appreciation

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Actual	1.10%	$ 1,000.00	$ 1,296.10	$ 6.37
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.66	$ 5.60

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio/Sector

Europe Capital Appreciation

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom	29.7%
France	16.2%
Switzerland	9.2%
Germany	9.0%
Spain	5.6%
Netherlands	4.6%
United States of America	4.4%
Italy	3.2%
Sweden	2.8%
Other	15.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom	33.4%
France	13.0%
Switzerland	12.0%
Germany	11.7%
United States of America	4.9%
Spain	4.9%
Italy	3.7%
Netherlands	3.2%
Finland	1.9%
Other	11.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	97.6
Short-Term Investments and Net Other Assets	0.4	2.4
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	3.6	2.7
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.3
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	2.5	2.4
Sanofi-Aventis (France, Pharmaceuticals)	2.4	1.5
Nestle SA (Reg.) (Switzerland, Food Products)	2.3	3.3
Total SA sponsored ADR (France, Oil, Gas & Consumable Fuels)	2.2	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.2
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.7	2.7
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.5	1.2
Banco Santander SA (Spain, Commercial Banks)	1.5	0.5
	22.5
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.8	20.7
Consumer Discretionary	12.6	13.4
Energy	12.6	12.7
Consumer Staples	11.1	9.6
Industrials	9.4	8.8
Health Care	9.0	10.6
Materials	8.2	6.4
Telecommunication Services	7.3	7.0
Information Technology	3.6	4.3
Utilities	2.0	4.1

Annual Report

Europe Capital Appreciation

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 0.1%
Billabong International Ltd.	42,077	$ 389,196
Bailiwick of Jersey - 1.0%
Experian PLC	410,600	3,768,348
Shire PLC	88,982	1,574,231
TOTAL BAILIWICK OF JERSEY		5,342,579
Belgium - 2.7%
Anheuser-Busch InBev SA NV	113,492	5,345,128
Anheuser-Busch InBev SA NV (strip VVPR) (a)	103,680	763
Fortis (a)	630,300	2,738,033
Gimv NV	18,000	1,016,870
Umicore SA	164,553	5,024,570
TOTAL BELGIUM		14,125,364
Bermuda - 1.0%
Seadrill Ltd. (a)	118,800	2,481,354
Signet Jewelers Ltd. (United Kingdom)	112,596	2,856,089
TOTAL BERMUDA		5,337,443
Brazil - 0.7%
Banco Santander (Brasil) SA ADR (a)	179,800	2,132,428
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	43,600	1,749,232
TOTAL BRAZIL		3,881,660
Canada - 1.1%
Compton Petroleum Corp. (a)	456,100	463,324
Fairborne Energy Trust (a)	122,900	505,061
Iteration Energy Ltd. (a)	474,700	499,753
PetroBakken Energy Ltd. Class A	69,855	2,014,012
Petrobank Energy & Resources Ltd. (a)	50,100	2,190,270
TOTAL CANADA		5,672,420
China - 0.1%
Baidu.com, Inc. sponsored ADR (a)	1,900	718,048
Denmark - 1.9%
Carlsberg AS Series B	35,200	2,484,559
Danske Bank AS (a)	81,187	1,882,078
Novo Nordisk AS Series B	86,500	5,387,224
TOTAL DENMARK		9,753,861
Finland - 0.9%
Metso Corp.	95,900	2,688,367
Nokian Tyres PLC	82,938	1,774,569
TOTAL FINLAND		4,462,936
France - 16.2%
Accor SA	34,919	1,679,007
Air France KLM (Reg.) (a)	46,000	708,051
Atos Origin SA (a)	38,420	1,805,790
AXA SA	190,600	4,739,934
Bouygues SA	71,000	3,359,034
Cap Gemini SA	41,900	1,949,008

	Shares	Value
Danone	104,541	$ 6,300,407
Electricite de France	49,300	2,756,802
Essilor International SA	51,600	2,896,805
Groupe Eurotunnel SA	101,300	1,003,973
Iliad Group SA	25,455	2,760,677
L'Oreal SA	45,900	4,705,801
Michelin CGDE Series B	27,716	2,061,706
PPR SA	33,300	3,643,834
Remy Cointreau SA	59,200	2,867,851
Sanofi-Aventis	170,196	12,474,890
Schneider Electric SA	56,439	5,897,580
Societe Generale Series A	75,570	5,046,485
Television Francaise 1 SA (c)	103,300	1,627,279
Total SA sponsored ADR	193,500	11,623,545
Unibail-Rodamco	13,215	2,935,454
Vallourec SA	11,023	1,746,990
TOTAL FRANCE		84,590,903
Germany - 8.5%
Aixtron AG	58,800	1,762,558
BASF AG	93,708	5,033,204
Bayerische Motoren Werke AG (BMW)	92,035	4,509,279
Daimler AG (Reg.)	43,398	2,093,086
Deutsche Boerse AG	51,500	4,177,260
Deutsche Post AG	189,966	3,213,364
Deutsche Postbank AG (a)	58,800	1,824,857
E.ON AG	89,773	3,446,631
HeidelbergCement AG	33,599	2,013,797
Linde AG	27,247	2,862,405
MAN SE	24,400	2,010,008
Metro AG	21,600	1,200,220
SAP AG	99,520	4,505,270
SAP AG sponsored ADR	5,300	239,931
Siemens AG (Reg.)	59,452	5,351,869
TOTAL GERMANY		44,243,739
Greece - 1.5%
Alpha Bank AE (a)	143,600	2,808,371
Hellenic Telecommunications Organization SA	93,756	1,586,616
National Bank of Greece SA (a)	95,600	3,557,802
TOTAL GREECE		7,952,789
Hong Kong - 0.5%
China Unicom (Hong Kong) Ltd. sponsored ADR	94,100	1,190,365
Esprit Holdings Ltd.	206,100	1,372,032
TOTAL HONG KONG		2,562,397
Ireland - 0.8%
CRH PLC	129,811	3,172,898
Ryanair Holdings PLC sponsored ADR (a)	39,700	1,082,619
TOTAL IRELAND		4,255,517
Common Stocks - continued
	Shares	Value
Italy - 2.5%
ENI SpA sponsored ADR	39,500	$ 1,958,410
Fiat SpA (a)	293,100	4,382,123
Intesa Sanpaolo SpA	1,101,327	4,659,391
UniCredit SpA	589,303	1,985,862
TOTAL ITALY		12,985,786
Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	39,910	1,349,605
Netherlands - 4.6%
Akzo Nobel NV	57,000	3,378,620
ASML Holding NV (Netherlands)	103,300	2,785,548
Heineken NV (Bearer)	53,600	2,375,323
Koninklijke KPN NV	264,857	4,813,416
Koninklijke Philips Electronics NV	145,000	3,642,274
Unilever NV (Certificaten Van Aandelen) unit	221,600	6,849,636
TOTAL NETHERLANDS		23,844,817
Netherlands Antilles - 0.4%
Schlumberger Ltd.	34,000	2,114,800
Norway - 1.2%
DnB NOR ASA (a)(c)	292,800	3,372,306
Pronova BioPharma ASA (a)	182,824	568,322
Telenor ASA (a)	173,800	2,250,619
TOTAL NORWAY		6,191,247
Papua New Guinea - 0.4%
Lihir Gold Ltd.	668,034	1,826,577
South Africa - 0.4%
Impala Platinum Holdings Ltd.	85,400	1,905,308
Spain - 5.6%
Banco Bilbao Vizcaya Argentaria SA	179,815	3,213,978
Banco Santander SA	469,425	7,553,600
Grupo Ferrovial SA	36,000	1,497,096
Inditex SA	65,017	3,827,031
Telefonica SA sponsored ADR	154,200	12,942,006
TOTAL SPAIN		29,033,711
Sweden - 2.8%
H&M Hennes & Mauritz AB (B Shares)	80,238	4,557,363
Modern Times Group MTG AB (B Shares)	56,200	2,437,149
Sandvik AB	204,200	2,255,522
Skandinaviska Enskilda Banken AB (A Shares) (a)	351,600	2,129,587
Swedbank AB (A Shares)	232,758	2,004,983
Telefonaktiebolaget LM Ericsson (B Shares)	138,000	1,441,710
TOTAL SWEDEN		14,826,314
Switzerland - 9.2%
Actelion Ltd. (Reg.) (a)	46,914	2,590,077
Credit Suisse Group (Reg.)	120,386	6,434,242

	Shares	Value
Nestle SA (Reg.)	254,420	$ 11,856,899
Nobel Biocare Holding AG (Switzerland)	72,201	2,054,643
Roche Holding AG (participation certificate)	64,624	10,372,842
Schindler Holding AG (participation certificate)	32,198	2,205,944
Sonova Holding AG	26,283	2,710,010
Swiss Reinsurance Co. (Reg.)	66,745	2,733,286
Transocean Ltd. (a)	16,700	1,401,297
UBS AG (For. Reg.) (a)	339,221	5,655,321
TOTAL SWITZERLAND		48,014,561
Turkey - 0.3%
Turkiye Is Bankasi AS Series C	377,000	1,441,802
United Kingdom - 29.7%
Anglo American PLC (United Kingdom) (a)	173,000	6,291,295
Barclays PLC	1,249,947	6,553,251
Barratt Developments PLC (a)	358,700	795,622
Bellway PLC	82,500	990,129
BG Group PLC	424,200	7,347,564
Bovis Homes Group PLC	174,800	1,182,098
BP PLC	657,000	6,158,316
BP PLC sponsored ADR	98,100	5,554,422
British Airways PLC (a)(c)	144,400	431,004
British Land Co. PLC	254,728	1,974,799
British Sky Broadcasting Group PLC	227,800	1,993,431
BT Group PLC	1,462,200	3,134,472
Burberry Group PLC	182,700	1,616,767
Cairn Energy PLC (a)	54,800	2,377,024
Carphone Warehouse Group PLC	644,800	1,948,943
Centrica PLC	1,013,088	4,129,944
Debenhams PLC	685,351	876,538
easyJet PLC (a)	164,400	971,953
HSBC Holdings PLC sponsored ADR (c)	336,209	18,622,613
InterContinental Hotel Group PLC	182,000	2,345,640
ITV PLC	4,006,800	2,812,251
Kesa Electricals PLC	1,064,500	2,322,688
Man Group PLC	493,264	2,510,507
Misys PLC	675,700	2,297,493
Mothercare PLC	217,500	2,056,847
Reckitt Benckiser Group PLC	102,998	5,132,249
Redrow PLC (a)(c)	521,500	1,207,240
Rio Tinto PLC (Reg.)	151,645	6,706,440
Royal Dutch Shell PLC Class A (United Kingdom)	487,966	14,476,646
Segro PLC	443,430	2,569,923
Serco Group PLC	264,870	2,198,235
Standard Chartered PLC (United Kingdom)	326,134	8,034,379
Taylor Wimpey PLC (a)	2,784,988	1,692,700
Tesco PLC	845,197	5,652,570
The Game Group PLC	489,800	1,191,756
Tomkins PLC	710,800	1,961,713
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Vodafone Group PLC	2,185,535	$ 4,818,158
Vodafone Group PLC sponsored ADR	173,150	3,842,199
Wm Morrison Supermarkets PLC	544,012	2,500,845
Wolseley PLC (a)	150,648	3,061,994
Xstrata PLC	158,523	2,296,822
TOTAL UNITED KINGDOM		154,639,480
United States of America - 4.0%
Agilent Technologies, Inc.	57,800	1,429,972
Allergan, Inc.	18,700	1,051,875
Autoliv, Inc.	29,300	983,894
CME Group, Inc.	8,100	2,451,141
ENSCO International, Inc.	27,400	1,254,646
Express Scripts, Inc. (a)	27,300	2,181,816
Morgan Stanley	62,700	2,013,924
Oshkosh Co.	38,000	1,187,880
Pfizer, Inc.	200,600	3,416,218
Pride International, Inc. (a)	37,600	1,111,456
Virgin Media, Inc.	172,300	2,407,031
Wells Fargo & Co.	55,400	1,524,608
TOTAL UNITED STATES OF AMERICA		21,014,461
TOTAL COMMON STOCKS (Cost $481,270,747)		512,477,321
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.5%
ProSiebenSat.1 Media AG	229,200	2,391,310

	Shares	Value
Italy - 0.7%
Fondiaria-Sai SpA (Risparmio Shares)	158,000	$ 1,943,741
Telecom Italia SpA (Risparmio Shares)	1,600,300	1,767,369
TOTAL ITALY		3,711,110
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,143,747)		6,102,420
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.20% (d)	3,626,202	3,626,202
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	19,604,270	19,604,270
TOTAL MONEY MARKET FUNDS (Cost $23,230,472)		23,230,472
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $510,644,966)		541,810,213
NET OTHER ASSETS - (4.0)%		(20,825,899)
NET ASSETS - 100%		$ 520,984,314
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 82,363
Fidelity Securities Lending Cash Central Fund	600,146
Total	$ 682,509
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 154,639,480	$ 127,268,843	$ 27,370,637	$ -
France	84,590,903	67,376,079	17,214,824	-
Switzerland	48,014,561	35,924,998	12,089,563	-
Germany	46,635,049	34,684,824	11,950,225	-
Spain	29,033,711	18,266,133	10,767,578	-
Netherlands	23,844,817	17,416,995	6,427,822	-
United States of America	21,014,461	21,014,461	-	-
Italy	16,696,896	16,696,896	-	-
Sweden	14,826,314	-	14,826,314	-
Other	79,283,549	74,121,513	5,162,036	-
Money Market Funds	23,230,472	23,230,472	-	-
Total Investments in Securities:	$ 541,810,213	$ 436,001,214	$ 105,808,999	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $331,086,729 of which $193,943,260 and $137,143,469 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $18,565,802) - See accompanying schedule: Unaffiliated issuers (cost $487,414,494)	$ 518,579,741
Fidelity Central Funds (cost $23,230,472)	23,230,472
Total Investments (cost $510,644,966)		$ 541,810,213
Foreign currency held at value (cost $7)		7
Receivable for investments sold		9,665,638
Receivable for fund shares sold		479,721
Dividends receivable		2,098,313
Distributions receivable from Fidelity Central Funds		4,370
Prepaid expenses		3,178
Other receivables		93,855
Total assets		554,155,295

Liabilities
Payable for investments purchased	$ 12,301,392
Payable for fund shares redeemed	404,129
Accrued management fee	306,044
Other affiliated payables	148,968
Other payables and accrued expenses	406,178
Collateral on securities loaned, at value	19,604,270
Total liabilities		33,170,981

Net Assets		$ 520,984,314
Net Assets consist of:
Paid in capital		$ 818,949,537
Undistributed net investment income		8,667,539
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(337,569,946)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,937,184
Net Assets, for 30,367,260 shares outstanding		$ 520,984,314
Net Asset Value, offering price and redemption price per share ($520,984,314 ÷ 30,367,260 shares)		$ 17.16

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 15,653,589
Income from Fidelity Central Funds		682,509
		16,336,098
Less foreign taxes withheld		(1,525,694)
Total income		14,810,404

Expenses
Management fee Basic fee	$ 3,273,398
Performance adjustment	(73,097)
Transfer agent fees	1,410,299
Accounting and security lending fees	242,019
Custodian fees and expenses	125,327
Independent trustees' compensation	3,235
Registration fees	19,983
Audit	54,735
Legal	3,992
Miscellaneous	10,798
Total expenses before reductions	5,070,689
Expense reductions	(161,529)	4,909,160
Net investment income (loss)		9,901,244
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(134,516,767)
Foreign currency transactions	11,029
Total net realized gain (loss)		(134,505,738)
Change in net unrealized appreciation (depreciation) on: Investment securities	228,081,512
Assets and liabilities in foreign currencies	176,744
Total change in net unrealized appreciation (depreciation)		228,258,256
Net gain (loss)		93,752,518
Net increase (decrease) in net assets resulting from operations		$ 103,653,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,901,244	$ 20,632,466
Net realized gain (loss)	(134,505,738)	(202,418,252)
Change in net unrealized appreciation (depreciation)	228,258,256	(360,937,464)
Net increase (decrease) in net assets resulting from operations	103,653,762	(542,723,250)
Distributions to shareholders from net investment income	(18,820,678)	(22,837,060)
Distributions to shareholders from net realized gain	-	(172,118,248)
Total distributions	(18,820,678)	(194,955,308)
Share transactions Proceeds from sales of shares	35,731,816	94,959,353
Reinvestment of distributions	17,852,290	184,197,685
Cost of shares redeemed	(111,090,785)	(413,295,649)
Net increase (decrease) in net assets resulting from share transactions	(57,506,679)	(134,138,611)
Redemption fees	3,805	21,939
Total increase (decrease) in net assets	27,330,210	(871,795,230)

Net Assets
Beginning of period	493,654,104	1,365,449,334
End of period (including undistributed net investment income of $8,667,539 and undistributed net investment income of $17,579,785, respectively)	$ 520,984,314	$ 493,654,104
Other Information Shares
Sold	2,499,317	3,880,339
Issued in reinvestment of distributions	1,466,910	6,817,087
Redeemed	(8,182,319)	(17,925,334)
Net increase (decrease)	(4,216,092)	(7,227,908)

Financial Highlights

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 14.27	$ 32.66	$ 27.47	$ 23.15	$ 19.63
Income from Investment Operations
Net investment income (loss) B	.31	.50	.62	.38 E	.37
Net realized and unrealized gain (loss)	3.14	(14.11)	7.04	6.85	3.38
Total from investment operations	3.45	(13.61)	7.66	7.23	3.75
Distributions from net investment income	(.56)	(.56)	(.22)	(.30)	(.17)
Distributions from net realized gain	-	(4.22)	(2.25)	(2.62)	(.06)
Total distributions	(.56)	(4.78)	(2.47)	(2.92)	(.23)
Redemption fees added to paid in capital B	- G	- G	- G	.01	- G
Net asset value, end of period	$ 17.16	$ 14.27	$ 32.66	$ 27.47	$ 23.15
Total Return A	25.79%	(48.58)%	29.95%	34.81%	19.24%
Ratios to Average Net Assets C, F
Expenses before reductions	1.10%	1.16%	1.05%	1.09%	.95%
Expenses net of fee waivers, if any	1.10%	1.16%	1.05%	1.09%	.95%
Expenses net of all reductions	1.07%	1.12%	1.01%	.99%	.84%
Net investment income (loss)	2.16%	2.11%	2.15%	1.51% E	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,984	$ 493,654	$ 1,365,449	$ 1,070,464	$ 492,788
Portfolio turnover rate D	111%	112%	161%	143%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 63,589,056
Gross unrealized depreciation	(40,164,116)
Net unrealized appreciation (depreciation)	$ 23,424,940

Tax Cost	$ 518,385,273

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,667,647
Capital loss carryforward	$ (331,086,729)
Net unrealized appreciation (depreciation)	$ 23,424,862

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 18,820,678	$ 75,043,543
Long-term Capital Gains	-	119,911,765
Total	$ 18,820,678	$ 194,955,308

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $498,740,914 and $544,316,818, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .31% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,765 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,410 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $600,146.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $161,486 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Japan

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Japan	12.84%	0.62%	-3.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Japan, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the TOPIX performed over the same period.

Annual Report

Japan

Management's Discussion of Fund Performance

Market Recap: Japanese stocks overcame a rocky start to push higher amid tentative signs of a global economic recovery and stabilization in demand for the nation's exports. As measured by the Tokyo Stock Exchange Stock Price Index (TOPIX), Japanese share prices returned 14.38% for the 12 months ending October 31, 2009, well ahead of the 9.80% gain posted by the Standard & Poor's 500SM Index, reflecting the activity of large-cap U.S. stocks. A weaker U.S. dollar accounted for more than half of the TOPIX's gains in dollar terms. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed stock markets outside the United States and Canada - returned 27.88%. One bright spot was Japan's 2.7% second-quarter economic growth after several quarters of negative results. Further, the August 30 election of a new prime minister and a new ruling party fueled hopes for reforms that might reinvigorate the economy, although its immediate effect on the market was minimal. On the negative side, a key price gauge excluding imports and exports continued to fall in the first two quarters, keeping deflation at the forefront of investors' concerns.

Comments from Robert Rowland, Portfolio Manager of Fidelity® Japan Fund: During the past year, the fund's Retail Class shares returned 12.84%, trailing the TOPIX. An overweighting and poor stock selection in financials hampered our results, while an underexposure to materials also proved detrimental. Stock picking in consumer discretionary and telecommunication services detracted as well, along with a modest cash position. At the stock level, insurers T&D Holdings and Sompo Japan Insurance, banks Sumitomo Mitsui Financial Group and Mizuho Financial Group, and broker Nomura Holdings fell sharply in the immediate aftermath of the Lehman Brothers bankruptcy. Other detractors included consumer lender Promise - which I sold - as well as automobile/component makers Toyota Motor and Yamaha Motor. On the positive side, an overweighting and favorable stock picking in the information technology sector added value. Having virtually no exposure to the lagging utilities sector and strong stock selection in industrials further bolstered results. Major contributors included Denso, a maker of electronic parts for auto engines and related components, as well as Ibiden and NGK Insulators, both manufacturers of diesel particulate filters. Holdings in the LCD value chain also posted strong gains, driven by a cyclical upturn in demand for flat-panel displays and signs of progress in cutting costs. Nippon Electric Glass, a producer of glass substrates for LCD panels, aided performance as well, as did ORIX, Japan's largest non-bank lender.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Japan and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense example is based on an investment of $1,000 invested at the beginning of the period and held for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Japan	.97%
Actual		$ 1,000.00	$ 1,156.90	$ 5.27 B
Hypothetical A		$ 1,000.00	$ 1,020.32	$ 4.94 C
Class F	.69%
Actual		$ 1,000.00	$ 998.00	$ 2.42 B
Hypothetical A		$ 1,000.00	$ 1,021.73	$ 3.52 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Japan and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Japan

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan	94.7%
United States of America	5.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan	93.2%
United States of America	6.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.7	93.2
Short-Term Investments and Net Other Assets	5.3	6.8
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
NTT DoCoMo, Inc. (Wireless Telecommunication Services)	5.5	2.3
Canon, Inc. (Office Electronics)	4.2	7.0
Toyota Motor Corp. (Automobiles)	3.5	6.5
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	3.1	3.7
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	2.9	1.7
ORIX Corp. (Consumer Finance)	2.8	1.2
T&D Holdings, Inc. (Insurance)	2.5	1.4
Honda Motor Co. Ltd. (Automobiles)	2.4	2.5
Sompo Japan Insurance, Inc. (Insurance)	2.1	1.6
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2.1	1.7
	31.1
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	18.8
Consumer Discretionary	21.0	28.1
Industrials	16.8	16.2
Information Technology	16.2	19.4
Telecommunication Services	6.5	3.2
Materials	5.6	4.5
Consumer Staples	2.1	1.8
Health Care	1.7	1.2
Utilities	0.6	0.0

Annual Report

Japan

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
CONSUMER DISCRETIONARY - 21.0%
Auto Components - 5.2%
Bridgestone Corp.	288,700	$ 4,761,133
Denso Corp.	515,500	14,085,916
NGK Spark Plug Co. Ltd.	204,000	2,312,129
NOK Corp.	364,400	4,835,219
Stanley Electric Co. Ltd.	972,900	19,050,944
Toyoda Gosei Co. Ltd.	150,500	4,219,319
		49,264,660
Automobiles - 6.5%
Honda Motor Co. Ltd.	726,300	22,434,244
Toyota Motor Corp.	847,500	33,458,576
Yamaha Motor Co. Ltd.	524,000	6,240,277
		62,133,097
Household Durables - 2.3%
Sekisui House Ltd.	1,991,000	17,218,595
Sony Corp.	144,300	4,261,244
		21,479,839
Leisure Equipment & Products - 1.5%
Nikon Corp.	753,000	14,034,926
Media - 1.9%
Fuji Media Holdings, Inc.	12,375	18,184,202
Multiline Retail - 1.2%
Isetan Mitsukoshi Holdings Ltd. (b)	596,840	5,720,342
Marui Group Co. Ltd.	237,800	1,366,103
Takashimaya Co. Ltd. (b)	670,000	4,517,740
		11,604,185
Specialty Retail - 2.4%
Nishimatsuya Chain Co. Ltd. (b)	576,300	5,772,182
Shimachu Co. Ltd.	150,000	3,546,331
Yamada Denki Co. Ltd.	215,220	13,115,499
		22,434,012
TOTAL CONSUMER DISCRETIONARY		199,134,921
CONSUMER STAPLES - 2.1%
Beverages - 0.3%
Coca-Cola West Co. Ltd.	154,700	2,873,779
Food & Staples Retailing - 1.6%
FamilyMart Co. Ltd.	156,300	4,655,841
Seven & i Holdings Co., Ltd.	453,400	9,926,499
		14,582,340
Personal Products - 0.2%
Kose Corp.	101,100	2,211,907
TOTAL CONSUMER STAPLES		19,668,026

	Shares	Value
FINANCIALS - 24.2%
Capital Markets - 1.5%
Matsui Securities Co. Ltd. (b)	563,000	$ 4,052,453
Nomura Holdings, Inc.	1,467,400	10,343,139
		14,395,592
Commercial Banks - 9.8%
Chiba Bank Ltd.	983,000	6,062,397
Mitsubishi UFJ Financial Group, Inc.	5,499,700	29,295,249
Mizuho Financial Group, Inc.	6,131,900	12,095,429
Sumitomo Mitsui Financial Group, Inc.	820,800	27,900,642
Sumitomo Trust & Banking Co. Ltd.	3,373,000	17,826,259
		93,179,976
Consumer Finance - 3.7%
Credit Saison Co. Ltd. (b)	765,300	8,555,766
ORIX Corp.	408,710	26,402,018
		34,957,784
Insurance - 5.8%
Mitsui Sumitomo Insurance Group Holdings, Inc.	230,300	5,361,230
Sompo Japan Insurance, Inc.	3,504,000	20,492,080
Sony Financial Holdings, Inc.	1,963	5,633,385
T&D Holdings, Inc.	925,700	23,916,483
		55,403,178
Real Estate Investment Trusts - 1.3%
Japan Real Estate Investment Corp.	855	6,822,526
Nomura Real Estate Office Fund, Inc.	978	6,043,137
		12,865,663
Real Estate Management & Development - 2.1%
Leopalace21 Corp.	22,500	121,756
Mitsubishi Estate Co. Ltd.	1,285,000	19,410,893
		19,532,649
TOTAL FINANCIALS		230,334,842
HEALTH CARE - 1.7%
Health Care Providers & Services - 0.7%
Alfresa Holdings Corp.	159,600	6,900,751
Pharmaceuticals - 1.0%
Astellas Pharma, Inc.	137,400	5,059,879
Daiichi Sankyo Kabushiki Kaisha	202,500	3,956,213
		9,016,092
TOTAL HEALTH CARE		15,916,843
INDUSTRIALS - 16.8%
Air Freight & Logistics - 0.6%
Yamato Holdings Co. Ltd.	420,000	6,196,157
Building Products - 2.1%
Asahi Glass Co. Ltd.	1,185,000	9,983,964
Daikin Industries Ltd.	296,900	10,064,204
		20,048,168
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.3%
Mitsubishi Electric Corp.	1,439,000	$ 10,946,921
Sumitomo Electric Industries Ltd.	888,700	10,784,768
		21,731,689
Machinery - 3.9%
Fanuc Ltd.	58,300	4,842,737
JTEKT Corp.	475,700	5,025,507
Kubota Corp.	1,196,000	9,294,366
NGK Insulators Ltd.	390,000	8,748,173
NSK Ltd.	1,095,000	6,362,044
THK Co. Ltd.	158,500	2,739,003
		37,011,830
Marine - 0.2%
Mitsui O.S.K. Lines Ltd.	369,000	2,142,715
Road & Rail - 1.8%
East Japan Railway Co.	244,300	15,645,550
Nippon Express Co. Ltd.	250,000	1,023,722
		16,669,272
Trading Companies & Distributors - 4.4%
Mitsubishi Corp.	637,200	13,509,615
Mitsui & Co. Ltd.	1,473,000	19,345,910
Sumitomo Corp.	891,800	8,657,818
		41,513,343
Transportation Infrastructure - 1.5%
Japan Airport Terminal Co. Ltd.	82,300	1,149,750
The Sumitomo Warehouse Co. Ltd.	2,944,000	12,971,730
		14,121,480
TOTAL INDUSTRIALS		159,434,654
INFORMATION TECHNOLOGY - 16.2%
Computers & Peripherals - 0.7%
Fujitsu Ltd.	1,095,000	6,448,593
Electronic Equipment & Components - 7.6%
Fujifilm Holdings Corp.	30,500	867,141
Horiba Ltd.	283,300	6,851,017
Ibiden Co. Ltd.	307,000	10,991,983
Kyocera Corp.	17,900	1,501,612
Nippon Electric Glass Co. Ltd.	1,643,000	17,692,567
Yamatake Corp.	761,200	16,076,116
Yaskawa Electric Corp.	1,427,000	11,225,417
Yokogawa Electric Corp.	893,000	7,237,995
		72,443,848
Internet Software & Services - 0.2%
Yahoo! Japan Corp.	7,758	2,378,045
IT Services - 0.5%
NTT Data Corp.	1,701	4,894,745

	Shares	Value
Office Electronics - 5.9%
Canon, Inc.	1,061,100	$ 40,008,715
Konica Minolta Holdings, Inc.	1,100,500	10,338,369
Ricoh Co. Ltd.	402,000	5,463,579
		55,810,663
Semiconductors & Semiconductor Equipment - 1.3%
ROHM Co. Ltd.	66,200	4,390,425
Tokyo Electron Ltd.	143,100	8,050,741
		12,441,166
TOTAL INFORMATION TECHNOLOGY		154,417,060
MATERIALS - 5.6%
Chemicals - 4.7%
JSR Corp.	754,700	14,720,028
Nissan Chemical Industries Co. Ltd.	553,000	7,127,433
Nitto Denko Corp.	497,500	15,025,238
Shin-Etsu Chemical Co., Ltd.	92,800	4,921,578
Zeon Corp.	695,000	3,159,450
		44,953,727
Metals & Mining - 0.9%
Sumitomo Metal Industries Ltd.	3,401,000	8,689,318
TOTAL MATERIALS		53,643,045
TELECOMMUNICATION SERVICES - 6.5%
Wireless Telecommunication Services - 6.5%
KDDI Corp.	1,801	9,559,311
NTT DoCoMo, Inc.	36,028	52,253,005
		61,812,316
UTILITIES - 0.6%
Gas Utilities - 0.6%
Tokyo Gas Co., Ltd.	1,341,000	5,312,579
TOTAL COMMON STOCKS (Cost $1,061,254,838)		899,674,286
Money Market Funds - 5.8%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (c)	47,111,923	$ 47,111,923
Fidelity Securities Lending Cash Central Fund, 0.15% (a)(c)	8,468,750	8,468,750
TOTAL MONEY MARKET FUNDS (Cost $55,580,673)		55,580,673
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,116,835,511)		955,254,959
NET OTHER ASSETS - (0.5)%		(4,973,221)
NET ASSETS - 100%		$ 950,281,738
Legend
(a) Investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 251,212
Fidelity Securities Lending Cash Central Fund	378,092
Total	$ 629,304
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 199,134,921	$ -	$ 199,134,921	$ -
Consumer Staples	19,668,026	-	19,668,026	-
Financials	230,334,842	-	230,334,842	-
Health Care	15,916,843	-	15,916,843	-
Industrials	159,434,654	-	159,434,654	-
Information Technology	154,417,060	-	154,417,060	-
Materials	53,643,045	-	53,643,045	-
Telecommunication Services	61,812,316	-	61,812,316	-
Utilities	5,312,579	-	5,312,579	-
Money Market Funds	55,580,673	55,580,673	-	-
Total Investments in Securities:	$ 955,254,959	$ 55,580,673	$ 899,674,286	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $389,019,008 of which $151,185,501 and $237,833,507 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $7,937,752) - See accompanying schedule: Unaffiliated issuers (cost $1,061,254,838)	$ 899,674,286
Fidelity Central Funds (cost $55,580,673)	55,580,673
Total Investments (cost $1,116,835,511)		$ 955,254,959
Receivable for investments sold		5,955,751
Receivable for fund shares sold		505,702
Dividends receivable		5,276,528
Distributions receivable from Fidelity Central Funds		12,632
Prepaid expenses		6,273
Other receivables		19,139
Total assets		967,030,984

Liabilities
Payable for investments purchased	$ 6,781,044
Payable for fund shares redeemed	608,129
Accrued management fee	537,938
Other affiliated payables	258,149
Other payables and accrued expenses	95,236
Collateral on securities loaned, at value	8,468,750
Total liabilities		16,749,246

Net Assets		$ 950,281,738
Net Assets consist of:
Paid in capital		$ 1,526,126,521
Undistributed net investment income		6,519,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(420,826,684)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(161,537,529)
Net Assets		$ 950,281,738

Statement of Assets and Liabilities - continued

October 31, 2009
Japan: Net Asset Value, offering price and redemption price per share ($944,901,827 ÷ 94,238,168 shares)	$ 10.03

Class F: Net Asset Value, offering price and redemption price per share ($5,379,911 ÷ 535,853 shares)	$ 10.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 17,540,838
Income from Fidelity Central Funds		629,304
		18,170,142
Less foreign taxes withheld		(1,227,348)
Total income		16,942,794

Expenses
Management fee Basic fee	$ 6,768,547
Performance adjustment	(1,750,724)
Transfer agent fees	2,821,230
Accounting and security lending fees	450,977
Custodian fees and expenses	151,607
Independent trustees' compensation	6,987
Registration fees	26,704
Audit	69,359
Legal	4,453
Miscellaneous	21,363
Total expenses before reductions	8,570,503
Expense reductions	(132,445)	8,438,058
Net investment income (loss)		8,504,736
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(243,867,042)
Foreign currency transactions	723,519
Total net realized gain (loss)		(243,143,523)
Change in net unrealized appreciation (depreciation) on: Investment securities	347,325,014
Assets and liabilities in foreign currencies	(512,698)
Total change in net unrealized appreciation (depreciation)		346,812,316
Net gain (loss)		103,668,793
Net increase (decrease) in net assets resulting from operations		$ 112,173,529

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,504,736	$ 10,956,375
Net realized gain (loss)	(243,143,523)	(163,728,497)
Change in net unrealized appreciation (depreciation)	346,812,316	(600,965,862)
Net increase (decrease) in net assets resulting from operations	112,173,529	(753,737,984)
Distributions to shareholders from net investment income	(12,255,123)	(3,964,749)
Distributions to shareholders from net realized gain	(1,114,103)	(236,930,224)
Total distributions	(13,369,226)	(240,894,973)
Share transactions - net increase (decrease)	(173,975,850)	240,218,373
Redemption fees	118,891	298,104
Total increase (decrease) in net assets	(75,052,656)	(754,116,480)

Net Assets
Beginning of period	1,025,334,394	1,779,450,874
End of period (including undistributed net investment income of $6,519,430 and undistributed net investment income of $10,323,711, respectively)	$ 950,281,738	$ 1,025,334,394

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 18.00	$ 16.85	$ 15.00	$ 11.63
Income from Investment Operations
Net investment income (loss) B	.08	.10	.04	.01	.03
Net realized and unrealized gain (loss)	1.04	(6.64)	1.35	1.85	3.34
Total from investment operations	1.12	(6.54)	1.39	1.86	3.37
Distributions from net investment income	(.11)	(.04)	(.01)	(.02)	-
Distributions from net realized gain	(.01)	(2.39)	(.23)	(.01)	-
Total distributions	(.12)	(2.43)	(.24)	(.03)	-
Redemption fees added to paid in capital B	- F	- F	- F	.02	- F
Net asset value, end of period	$ 10.03	$ 9.03	$ 18.00	$ 16.85	$ 15.00
Total Return A	12.84%	(41.88)%	8.36%	12.54%	28.98%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	1.12%	1.08%	1.08%	1.03%
Expenses net of fee waivers, if any	.90%	1.12%	1.08%	1.08%	1.03%
Expenses net of all reductions	.89%	1.10%	1.06%	1.05%	1.02%
Net investment income (loss)	.90%	.72%	.24%	.08%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 944,902	$ 1,025,334	$ 1,779,451	$ 1,763,387	$ 1,075,145
Portfolio turnover rate D	73%	78%	158%	78%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Class F

Period ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.06
Income from Investment Operations
Net investment income (loss) D	- I
Net realized and unrealized gain (loss)	(.02)
Total from investment operations	(.02)
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 10.04
Total Return B,C	(.20)%
Ratios to Average Net Assets E,H
Expenses before reductions	.69% A
Expenses net of fee waivers, if any	.69% A
Expenses net of all reductions	.68% A
Net investment income (loss)	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,380
Portfolio turnover rate F	73%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares and the existing class was designated Japan on June 26, 2009. The Fund offers Japan and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 35,381,377
Gross unrealized depreciation	(238,234,664)
Net unrealized appreciation (depreciation)	$ (202,853,287)

Tax Cost	$ 1,158,108,246

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,984,600
Capital loss carryforward	$ (389,019,008)
Net unrealized appreciation (depreciation)	$ (202,810,264)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 13,369,226	$ 3,964,749
Long-term Capital Gains	-	236,930,224
Total	$ 13,369,226	$ 240,894,973

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $656,847,919 and $839,590,747, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Japan, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Japan	$ 2,821,230.30

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,022 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $378,092.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $132,439 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Japan	$ 12,255,123	$ 3,964,749
From net realized gain
Japan	$ 1,114,103	$ 236,930,224

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 A	2008	2009 A	2008
Japan
Shares sold	14,149,369	26,690,591	$ 138,053,275	$ 356,021,629
Reinvestment of distributions	1,672,325	14,488,052	12,626,051	222,101,843
Shares redeemed	(35,103,846)	(26,534,675)	(330,281,121)	(337,905,099)
Net increase (decrease)	(19,282,152)	14,643,968	$ (179,601,795)	$ 240,218,373
Class F
Shares sold	547,276	-	$ 5,744,073	$ -
Shares redeemed	(11,423)	-	(118,128)	-
Net increase (decrease)	535,853	-	$ 5,625,945	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Fund 2020 and Fidelity Freedom Fund 2030 were the owners of record of approximately 13% and 11%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 56% of the total outstanding shares of the Fund.

Annual Report

Japan Smaller Companies

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Smaller Companies Fund	23.84%	-3.59%	-3.28%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small Index and the Russell/Nomura Small CapTM Index performed over the same period. Effective January 1, 2009, the fund changed its benchmark from the Russell/Nomura Small Cap Index to the Russell/Nomura Mid-Small Index because the Russell/Nomura Mid-Small Index conforms more closely to the fund's investment strategy.

Annual Report

Japan Smaller Companies

Management's Discussion of Fund Performance

Market Recap: Japanese stocks overcame a rocky start to push higher amid tentative signs of a global economic recovery and stabilization in demand for the nation's exports. As measured by the Tokyo Stock Exchange Stock Price Index (TOPIX), Japanese share prices returned 14.38% for the 12 months ending October 31, 2009, well ahead of the 9.80% gain posted by the Standard & Poor's 500SM Index, reflecting the activity of large-cap U.S. stocks. A weaker U.S. dollar accounted for more than half of the TOPIX's gains in dollar terms. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed stock markets outside the United States and Canada - returned 27.88%. One bright spot was Japan's 2.7% second-quarter economic growth after several quarters of negative results. Further, the August 30 election of a new prime minister and a new ruling party fueled hopes for reforms that might reinvigorate the economy, although its immediate effect on the market was minimal. On the negative side, a key price gauge excluding imports and exports continued to fall in the first two quarters, keeping deflation at the forefront of investors' concerns.

Comments from Nicholas Price, Portfolio Manager of Fidelity® Japan Smaller Companies Fund: The fund returned 23.84% during the past year, compared with 24.58% for the Russell/Nomura Mid-Small Index - which became the fund's primary benchmark on December 31, 2008 - and 25.62% for the Russell/Nomura Small Cap Index.  The fund's performance edged the 23.67% gain of a Linked index combining the returns of the Russell/Nomura Small Cap Index, with which the fund was compared through December, and the new Russell/Nomura benchmark, with which the fund was compared during the period's final 10 months.  The fund's benchmark change was in conjunction with the adoption of a broadened investment focus to include more exposure to mid-cap companies. During the period, the fund experienced two very distinct investing climates, swinging sharply from heavy underperformance to significant outperformance versus the Linked index. Following the onset of the global financial crisis, the early stages of the fiscal year represented an incredibly difficult period, during which holdings in non-bank financials, technology and materials suffered steep declines, and our relative performance suffered. After bottoming in March, performance improved significantly and the fund ended the period slightly ahead of the benchmark, largely driven by a recovery in non-bank financials and solid gains in cyclical stocks. The fund's limited exposure to lagging defensive issues and bank stocks also proved to be a successful strategy. The biggest individual detractors were leasing company ORIX, brokerage firm Nomura Holdings, Ryohin Keikaku - a major operator of discount stores - and real estate developer Haseko. ORIX and Nomura were out-of-benchmark positions. Top contributors included homebuilder Arnest One, auto-parts and lighting equipment producer Toyoda Gosei, specialty retailer Megane TOP and air conditioner maker Daikin Industries.

Note to shareholders: The fund reopened to new accounts on December 31, 2008.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan Smaller Companies

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Actual	1.13%	$ 1,000.00	$ 1,338.00	$ 6.66
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.51	$ 5.75

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Japan Smaller Companies

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan	99.8%
United States of America	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan	98.9%
United States of America	1.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.8	98.9
Short-Term Investments and Net Other Assets	0.2	1.1
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Stanley Electric Co. Ltd. (Auto Components)	5.5	5.2
ORIX Corp. (Consumer Finance)	5.3	4.3
Daikin Industries Ltd. (Building Products)	5.0	6.4
Sony Corp. (Household Durables)	3.6	3.1
Osaka Securities Exchange Co. Ltd. (Diversified Financial Services)	3.5	2.8
Pigeon Corp. (Household Products)	3.3	2.1
Megane TOP Co. Ltd. (Specialty Retail)	3.3	1.9
Arnest One Corp. (Household Durables)	2.9	0.5
Nomura Holdings, Inc. (Capital Markets)	2.8	3.8
Point, Inc. (Specialty Retail)	2.8	3.3
	38.0
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	35.4	46.5
Financials	20.1	19.7
Information Technology	15.6	9.8
Industrials	14.2	11.6
Materials	7.8	8.6
Consumer Staples	5.0	2.7
Health Care	1.7	0.0
Telecommunication Services	0.0	0.0

Annual Report

Japan Smaller Companies

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 35.4%
Auto Components - 10.2%
Calsonic Kansei Corp.	577,000	$ 1,560,393
Koito Manufacturing Co. Ltd.	612,000	8,773,719
Nippon Seiki Co. Ltd.	216,000	2,268,444
Nissin Kogyo Co. Ltd.	27,400	407,766
Stanley Electric Co. Ltd.	1,113,700	21,808,028
Toyoda Gosei Co. Ltd.	194,800	5,461,285
		40,279,635
Automobiles - 2.3%
Honda Motor Co. Ltd.	168,800	5,213,962
Isuzu Motors Ltd.	1,429,000	3,021,578
Yachiyo Industry Co. Ltd.	99,900	703,897
		8,939,437
Hotels, Restaurants & Leisure - 0.5%
Kappa Create Co. Ltd.	83,200	1,879,229
Household Durables - 8.3%
Arnest One Corp.	1,010,700	11,633,309
Haseko Corp. (a)	4,461,000	3,424,272
Hitachi Koki Co. Ltd.	134,800	1,492,214
Sanyo Electric Co. Ltd. (a)(c)	938,000	2,325,087
Sony Corp. (c)	479,600	14,162,802
		33,037,684
Internet & Catalog Retail - 3.6%
DeNA Co. Ltd.	125	432,185
Rakuten, Inc.	9,708	6,648,906
Start Today Co. Ltd.	3,689	7,327,733
		14,408,824
Leisure Equipment & Products - 0.5%
Kimoto Co. Ltd.	158,300	1,564,064
SHIMANO, Inc.	6,700	256,215
		1,820,279
Media - 1.2%
CyberAgent, Inc. (c)	2,110	2,744,529
Opt, Inc.	684	880,634
Tokyo Broadcasting System Holding	65,900	982,999
		4,608,162
Multiline Retail - 2.3%
J Front Retailing Co. Ltd. (c)	424,000	2,009,923
Ryohin Keikaku Co. Ltd.	157,600	7,093,950
Zakkaya Bulldog Co. Ltd.	62,700	214,208
		9,318,081
Specialty Retail - 6.3%
Bookoff Corp.	69,600	956,148
Megane TOP Co. Ltd. (c)	749,290	12,907,919
Point, Inc.	185,550	10,968,776
		24,832,843

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.2%
Japan Vilene Co. Ltd. (c)	166,000	$ 883,718
TOTAL CONSUMER DISCRETIONARY		140,007,892
CONSUMER STAPLES - 5.0%
Beverages - 0.1%
Kirin Holdings Co. Ltd.	25,000	408,100
Household Products - 4.9%
Pigeon Corp.	334,100	12,954,451
Uni-Charm Corp.	67,200	6,440,425
		19,394,876
TOTAL CONSUMER STAPLES		19,802,976
FINANCIALS - 20.1%
Capital Markets - 4.0%
JAFCO Co. Ltd.	172,300	4,632,452
Nomura Holdings, Inc.	1,562,800	11,015,577
		15,648,029
Commercial Banks - 2.6%
Mizuho Financial Group, Inc.	21,300	42,015
Shinsei Bank Ltd. (a)(c)	2,646,000	3,452,115
Sumitomo Mitsui Financial Group, Inc.	203,400	6,913,975
		10,408,105
Consumer Finance - 5.3%
ORIX Corp. (c)	327,550	21,159,211
Diversified Financial Services - 4.4%
Japan Securities Finance Co. Ltd.	495,900	3,499,614
Osaka Securities Exchange Co. Ltd.	2,885	13,845,423
		17,345,037
Insurance - 1.7%
Aioi Insurance Co. Ltd.	692,000	3,046,622
Fuji Fire & Marine Insurance Co. Ltd. (a)	3,057,000	3,500,141
		6,546,763
Real Estate Management & Development - 2.1%
Airport Facilities Co. Ltd.	188,200	1,111,275
Nisshin Fudosan Co. Ltd.	69,200	371,049
Nomura Real Estate Holdings, Inc.	73,500	1,170,185
Shoei Co.	318,800	2,655,733
Takara Leben Co. Ltd.	123,200	794,328
Toc Co. Ltd.	119,000	558,144
Toho Real Estate Co. Ltd.	36,100	222,607
Tokyo Tatemono Co. Ltd.	264,000	1,258,886
		8,142,207
TOTAL FINANCIALS		79,249,352
HEALTH CARE - 1.7%
Biotechnology - 1.2%
Sosei Group Corp. (a)(c)	3,717	4,776,006
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 0.5%
Mitsubishi Tanabe Pharma Corp.	158,000	$ 2,017,261
TOTAL HEALTH CARE		6,793,267
INDUSTRIALS - 14.2%
Air Freight & Logistics - 0.1%
Kintetsu World Express, Inc.	8,800	204,553
Building Products - 7.3%
Central Glass Co. Ltd.	95,000	382,668
Daikin Industries Ltd.	587,700	19,921,633
Nichias Corp.	1,167,000	4,216,464
Nippon Sheet Glass Co. Ltd.	1,153,000	3,397,649
Shinko Kogyo Co. Ltd.	238,000	773,116
		28,691,530
Construction & Engineering - 0.1%
Yahagi Construction Co. Ltd.	54,000	355,740
Electrical Equipment - 4.3%
Fuji Electric Holdings Co. Ltd.	581,000	1,079,699
Mitsubishi Electric Corp.	429,000	3,263,537
Nippon Carbon Co. Ltd.	290,000	989,261
NPC, Inc. (c)	84,300	2,154,145
Panasonic Electric Works Co., Ltd.	768,000	9,694,920
		17,181,562
Machinery - 1.9%
HIRANO TECSEED Co. Ltd.	193,000	2,334,752
Miura Co. Ltd.	62,400	1,742,686
Nitta Corp.	235,100	3,430,475
		7,507,913
Professional Services - 0.0%
Outsourcing, Inc.	153	115,954
Road & Rail - 0.5%
West Japan Railway Co.	574	2,034,230
TOTAL INDUSTRIALS		56,091,482
INFORMATION TECHNOLOGY - 15.6%
Computers & Peripherals - 2.8%
Mutoh Holdings Co. Ltd. (a)	278,000	434,674
Toshiba Corp.	1,858,000	10,619,702
		11,054,376
Electronic Equipment & Components - 3.6%
Citizen Holdings Co. Ltd.	161,500	908,780
Hitachi Ltd.	469,000	1,514,418
Horiba Ltd.	89,700	2,169,207

	Shares	Value
Nidec Corp.	24,000	$ 2,026,498
Nippon Chemi-con Corp.	386,000	1,428,356
Origin Electric Co. Ltd.	462,000	1,185,869
V Technology Co. Ltd. (c)	666	4,892,492
		14,125,620
Internet Software & Services - 3.4%
Kakaku.com, Inc. (c)	2,012	7,357,668
mixi, Inc. (a)(c)	748	6,105,365
		13,463,033
IT Services - 0.2%
CAC Corp.	74,900	519,218
SBI VeriTrans Co., Ltd.	575	334,612
		853,830
Office Electronics - 0.5%
Ricoh Co. Ltd.	151,000	2,052,240
Semiconductors & Semiconductor Equipment - 5.1%
Elpida Memory, Inc. (a)	432,200	5,647,030
Ferrotec Corp.	313,500	3,475,847
Samco, Inc.	2,900	52,266
Sumco Corp.	182,700	3,486,724
Tokyo Electron Ltd.	133,900	7,533,153
		20,195,020
TOTAL INFORMATION TECHNOLOGY		61,744,119
MATERIALS - 7.8%
Chemicals - 6.2%
Ishihara Sangyo Kaisha Ltd. (a)	3,544,000	2,884,641
JSR Corp.	198,800	3,877,490
Kanto Denka Kogyo Co. Ltd. (c)	507,000	4,129,360
Stella Chemifa Corp.	90,600	4,986,134
Tanaka Chemical Corp. (c)	86,900	2,793,619
The Nippon Synthetic Chemical Industry Co. Ltd.	149,000	1,094,376
Toda Kogyo Corp. (c)	359,000	3,448,656
Ube Industries Ltd.	520,000	1,340,111
		24,554,387
Metals & Mining - 1.6%
Tokyo Rope Manufacturing Co. Ltd.	728,000	2,055,344
Toyo Kohan Co. Ltd.	399,000	1,933,953
Yamato Kogyo Co. Ltd.	80,000	2,400,929
		6,390,226
TOTAL MATERIALS		30,944,613
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Softbank Corp.	1,900	44,774
TOTAL COMMON STOCKS (Cost $342,495,213)		394,678,475
Money Market Funds - 7.9%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (d)	29,610	$ 29,610
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	31,340,438	31,340,438
TOTAL MONEY MARKET FUNDS (Cost $31,370,048)		31,370,048
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $373,865,261)		426,048,523
NET OTHER ASSETS - (7.7)%		(30,334,432)
NET ASSETS - 100%		$ 395,714,091
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,132
Fidelity Securities Lending Cash Central Fund	845,185
Total	$ 874,317
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 140,007,892	$ -	$ 140,007,892	$ -
Consumer Staples	19,802,976	-	19,802,976	-
Financials	79,249,352	-	79,249,352	-
Health Care	6,793,267	-	6,793,267	-
Industrials	56,091,482	-	56,091,482	-
Information Technology	61,744,119	-	61,744,119	-
Materials	30,944,613	-	30,944,613	-
Telecommunication Services	44,774	-	44,774	-
Money Market Funds	31,370,048	31,370,048	-	-
Total Investments in Securities:	$ 426,048,523	$ 31,370,048	$ 394,678,475	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $123,913,282 of which $58,533,238 and $65,380,044 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $29,764,598) - See accompanying schedule: Unaffiliated issuers (cost $342,495,213)	$ 394,678,475
Fidelity Central Funds (cost $31,370,048)	31,370,048
Total Investments (cost $373,865,261)		$ 426,048,523
Receivable for investments sold		5,787,969
Receivable for fund shares sold		74,524
Dividends receivable		1,156,223
Distributions receivable from Fidelity Central Funds		78,776
Prepaid expenses		2,554
Other receivables		14,865
Total assets		433,163,434

Liabilities
Payable for investments purchased	$ 4,761,921
Payable for fund shares redeemed	925,001
Accrued management fee	240,724
Other affiliated payables	111,430
Other payables and accrued expenses	69,829
Collateral on securities loaned, at value	31,340,438
Total liabilities		37,449,343

Net Assets		$ 395,714,091
Net Assets consist of:
Paid in capital		$ 472,091,970
Undistributed net investment income		1,101,593
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(129,683,803)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,204,331
Net Assets, for 46,075,116 shares outstanding		$ 395,714,091
Net Asset Value, offering price and redemption price per share ($395,714,091 ÷ 46,075,116 shares)		$ 8.59

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 4,721,966
Interest		16
Income from Fidelity Central Funds (including $845,185 from security lending)		874,317
		5,596,299
Less foreign taxes withheld		(327,403)
Total income		5,268,896

Expenses
Management fee	$ 2,557,099
Transfer agent fees	1,082,567
Accounting and security lending fees	194,392
Custodian fees and expenses	232,260
Independent trustees' compensation	2,683
Registration fees	19,277
Audit	54,269
Legal	2,471
Interest	618
Miscellaneous	7,938
Total expenses before reductions	4,153,574
Expense reductions	(50,560)	4,103,014
Net investment income (loss)		1,165,882
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(66,656,522)
Foreign currency transactions	356,512
Total net realized gain (loss)		(66,300,010)
Change in net unrealized appreciation (depreciation) on: Investment securities	136,951,984
Assets and liabilities in foreign currencies	(173,717)
Total change in net unrealized appreciation (depreciation)		136,778,267
Net gain (loss)		70,478,257
Net increase (decrease) in net assets resulting from operations		$ 71,644,139

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,165,882	$ 2,597,004
Net realized gain (loss)	(66,300,010)	(62,039,720)
Change in net unrealized appreciation (depreciation)	136,778,267	(271,756,601)
Net increase (decrease) in net assets resulting from operations	71,644,139	(331,199,317)
Distributions to shareholders from net investment income	(2,197,996)	(1,282,366)
Distributions to shareholders from net realized gain	(549,498)	(13,464,846)
Total distributions	(2,747,494)	(14,747,212)
Share transactions Proceeds from sales of shares	69,815,224	64,044,453
Reinvestment of distributions	1,683,605	10,772,639
Cost of shares redeemed	(138,732,098)	(146,648,963)
Net increase (decrease) in net assets resulting from share transactions	(67,233,269)	(71,831,871)
Redemption fees	116,866	59,325
Total increase (decrease) in net assets	1,780,242	(417,719,075)

Net Assets
Beginning of period	393,933,849	811,652,924
End of period (including undistributed net investment income of $1,101,593 and undistributed net investment income of $2,239,289, respectively)	$ 395,714,091	$ 393,933,849
Other Information Shares
Sold	9,049,354	6,465,046
Issued in reinvestment of distributions	259,816	912,936
Redeemed	(19,628,461)	(15,250,412)
Net increase (decrease)	(10,319,291)	(7,872,430)

Financial Highlights

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.99	$ 12.63	$ 13.43	$ 14.25	$ 11.58
Income from Investment Operations
Net investment income (loss) B	.02	.04	.03	.01	.03
Net realized and unrealized gain (loss)	1.63	(5.45)	(.46)	- F	2.69
Total from investment operations	1.65	(5.41)	(.43)	.01	2.72
Distributions from net investment income	(.04)	(.02)	(.01)	(.02)	(.01)
Distributions from net realized gain	(.01)	(.21)	(.36)	(.83)	(.05)
Total distributions	(.05)	(.23)	(.37)	(.85)	(.06)
Redemption fees added to paid in capital B	- F	- F	- F	.02	.01
Net asset value, end of period	$ 8.59	$ 6.99	$ 12.63	$ 13.43	$ 14.25
Total Return A	23.84%	(43.58)%	(3.27)%	(.36)%	23.69%
Ratios to Average Net Assets C, E
Expenses before reductions	1.16%	1.05%	1.02%	1.02%	1.02%
Expenses net of fee waivers, if any	1.16%	1.05%	1.02%	1.02%	1.02%
Expenses net of all reductions	1.14%	1.03%	1.00%	1.01%	1.01%
Net investment income (loss)	.33%	.44%	.23%	.09%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 395,714	$ 393,934	$ 811,653	$ 1,217,239	$ 1,406,673
Portfolio turnover rate D	183%	86%	76%	98%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund was closed to most new accounts effective the close of business on February 28, 2006 and reopened after the close of business on December 30, 2008.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 67,366,042
Gross unrealized depreciation	(26,552,710)
Net unrealized appreciation (depreciation)	$ 40,813,332

Tax Cost	$ 385,235,191

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,700,999
Capital loss carryforward	$ (123,913,282)
Net unrealized appreciation (depreciation)	$ 40,834,401

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 2,747,494	$ 1,282,366
Long-term Capital Gains	-	13,464,846
Total	$ 2,747,494	$ 14,747,212

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $650,392,501 and $704,399,965, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,477,571.36%		$ 618

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,889 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $50,560 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Latin America

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America Fund	67.88%	24.29%	16.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM - Latin America Index performed over the same period.

Annual Report

Latin America

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' moods shifted from despair early in the period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% during the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil, whose major city, Rio de Janeiro, recently won the competition to host the 2016 Olympic games. Moreover, near period end Brazil's government debt earned an investment-grade rating from one of the major U.S. credit-rating agencies. Asian stocks also performed extremely well, returning almost 67%. A key driver in that case was China, whose return of roughly 102% came amid accelerating economic growth - from 6.1% in the first quarter of 2009 to 8.9% in the third quarter - and optimism fostered by the government's massive fiscal stimulus package. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Adam Kutas, Portfolio Manager of Fidelity® Latin America Fund: For the year, the fund returned 67.88%, trailing the MSCI EM Latin America Index, which advanced 78.10%. Holding a modest cash position in a strong market was the biggest detractor from relative performance. Stock selection and an underweighting in the top-performing materials sector also hurt, as did overweighting the lagging consumer discretionary category, primarily in the consumer durables/apparel and media groups. Unfavorable market positioning and stock picking in financials - especially banks - was another detractor, as was security selection in energy. On a country basis, our holdings in Brazil modestly trailed that nation's aggregate return in the index, but we erased some of those losses by overweighting this strong-performing market, which was supported by a currency tail wind. Security selection in non-index Canada also detracted. Adverse stock picks in Mexico were almost completely offset by underweighting this lagging market, along with the associated currency impact. Top individual detractors included Brazilian steel maker Siderurgica Nacional and iron-ore producer Companhia Vale do Rio Doce, also based in Brazil. Conversely, we had favorable security selection in telecommunication services and utilities, including virtually avoiding Mexican telephone company Telefonos de Mexico, and not owning Brazil-based utility operator Centrais Eletricas Brasileiras, two index components that lagged. Some stocks mentioned in this update were not held at period end.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2009, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Latin America

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Actual	1.07%	$ 1,000.00	$ 1,444.00	$ 6.59
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.81	$ 5.45

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Latin America

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Brazil	66.2%
Mexico	16.0%
Chile	6.5%
United States of America	3.7%
Peru	3.1%
Canada	1.6%
Bermuda	1.5%
Luxembourg	0.7%
Panama	0.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Brazil	67.1%
Mexico	15.4%
United States of America	9.3%
Chile	2.7%
Peru	1.9%
Bermuda	1.2%
Canada	0.8%
Panama	0.5%
United Kingdom	0.4%
Other	0.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.3	90.7
Short-Term Investments and Net Other Assets	3.7	9.3
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	11.1	12.0
America Movil SAB de CV Series L (Mexico, Wireless Telecommunication Services)	8.3	7.2
Vale SA (PN-A) (Brazil, Metals & Mining)	8.1	0.0
Itau Unibanco Banco Multiplo SA (Brazil, Commercial Banks)	6.8	6.6
Petroleo Brasileiro SA - Petrobras (ON) (Brazil, Oil, Gas & Consumable Fuels)	6.6	8.2
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	3.7	3.4
Vivo Participacoes SA (Brazil, Wireless Telecommunication Services)	3.1	2.7
Vale SA sponsored ADR (Brazil, Metals & Mining)	3.1	0.0
Compania de Minas Buenaventura SA sponsored ADR (Peru, Metals & Mining)	3.1	1.9
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	3.0	1.7
	56.9
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	21.0	24.2
Energy	18.4	22.2
Telecommunication Services	17.1	12.5
Financials	12.3	11.5
Consumer Staples	10.4	6.9
Utilities	8.2	5.5
Consumer Discretionary	4.6	3.8
Industrials	4.3	2.6
Information Technology	0.0	1.3
Health Care	0.0	0.2

Annual Report

Latin America

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Bermuda - 1.5%
Dufry South America Ltd. unit	2,777,663	$ 48,260,554
GP Investments, Ltd. unit (a)	2,633,825	13,459,247
TOTAL BERMUDA		61,719,801
Brazil - 66.2%
AES Tiete SA (PN) (non-vtg.)	6,378,300	71,888,062
Banco Bradesco SA:
(PN)	2,315,500	45,305,547
(PN) sponsored ADR	5,372,700	105,842,190
Brascan Residential Properties SA	1,508,000	5,719,646
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR (c)	1,343,426	121,015,814
sponsored ADR (c)	66,745	5,072,620
Companhia de Concessoes Rodoviarias	690,400	13,579,069
Companhia de Saneamento de Minas Gerais	61,112	1,075,671
Companhia Energetica de Minas Gerais (CEMIG):
(PN)	450,800	7,077,345
(PN) sponsored ADR (non-vtg.) (c)	3,847,900	60,758,341
Confab Industrial SA (PN) (non-vtg.)	5,377,400	15,815,882
Eletropaulo Metropolitana SA (PN-B)	2,611,360	49,270,664
Equatorial Energia SA	4,042,423	38,353,900
GVT Holding SA (a)	1,903,400	54,631,427
Itau Unibanco Banco Multiplo SA	4,145,737	78,880,108
Itau Unibanco Banco Multiplo SA ADR	10,384,262	198,754,775
Lojas Americanas SA (PN)	4,067,800	26,538,168
Net Servicos de Comunicacao SA:
sponsored ADR	549,700	6,755,813
(PN) (a)	7,230,300	89,126,626
OGX Petroleo e Gas Participacoes SA	35,900	28,945,037
Petroleo Brasileiro SA - Petrobras:
(ON)	388,200	8,926,925
(PN) (non-vtg.)	6,485,760	128,595,696
(PN) sponsored ADR (non-vtg.)	7,923,450	317,888,814
sponsored ADR (c)	5,576,420	257,742,132
Souza Cruz Industria Comerico	1,698,400	60,290,693
TAM SA (PN) sponsored ADR (ltd. vtg.) (a)	4,841,100	69,082,497
Tele Norte Leste Participacoes SA:
(ON)	667,700	15,050,925
sponsored ADR (non-vtg.)	3,162,100	60,269,626
TIM Participacoes SA	5,839,900	13,827,154
TIM Participacoes SA sponsored ADR (non-vtg.) (c)	1,234,500	29,121,855
Tractebel Energia SA	3,706,400	45,246,196
Usinas Siderurgicas de Minas Gerais SA - Usiminas:
(ON)	505,875	12,437,195
(PN-A) (non-vtg.)	1,809,850	47,270,668
Vale SA:
(PN-A)	1,544,200	34,764,666

	Shares	Value
(PN-A) sponsored ADR	12,687,100	$ 293,072,010
sponsored ADR (c)	4,860,800	123,901,792
Vivo Participacoes SA:
(PN)	717,986	17,480,831
sponsored ADR	4,420,900	107,206,825
Votorantim Celulose e Papel SA (a)	87,875	1,203,965
Votorantim Celulose e Papel SA sponsored ADR (a)(c)	810,491	11,136,146
TOTAL BRAZIL		2,678,923,316
Canada - 1.6%
Jaguar Mining, Inc. (a)(c)	1,450,400	12,121,827
Yamana Gold, Inc.	4,900,800	51,956,581
TOTAL CANADA		64,078,408
Chile - 6.5%
Banco Santander Chile sponsored ADR	1,148,475	60,455,724
CAP SA	3,621,263	94,120,806
Compania Cervecerias Unidas SA	1,412,500	9,962,923
Compania Cervecerias Unidas SA sponsored ADR (c)	232,257	8,226,543
Empresa Nacional de Electricidad SA	16,169,758	24,850,788
Empresa Nacional de Electricidad SA sponsored ADR	818,599	37,565,508
Vina Concha y Toro SA	4,173,121	8,842,193
Vina Concha y Toro SA sponsored ADR	408,450	17,399,970
TOTAL CHILE		261,424,455
Luxembourg - 0.7%
Millicom International Cellular SA (a)	461,650	28,926,989
Mexico - 16.0%
America Movil SAB de CV:
Series L	2,463,900	5,447,093
Series L sponsored ADR	7,491,356	330,593,541
Fomento Economico Mexicano SAB de CV sponsored ADR	1,895,295	82,085,226
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	2,608,043	66,479,016
Grupo Modelo SAB de CV Series C (a)	3,263,700	14,830,955
Grupo Televisa SA de CV (CPO) sponsored ADR	347,700	6,731,472
Industrias Penoles SA de CV	1,257,055	22,954,992
Telefonos de Mexico SA de CV:
Series L	7,622,000	6,344,162
Series L sponsored ADR	1,394,200	23,157,662
Wal-Mart de Mexico SA de CV Series V (c)	25,448,716	88,776,383
TOTAL MEXICO		647,400,502
Panama - 0.7%
Copa Holdings SA Class A	638,600	26,968,078
Common Stocks - continued
	Shares	Value
Peru - 3.1%
Compania de Minas Buenaventura SA sponsored ADR	3,688,352	$ 123,817,977
TOTAL COMMON STOCKS (Cost $2,385,223,974)		3,893,259,526
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 0.20% (d)	119,538,822	119,538,822
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	266,704,865	266,704,865
TOTAL MONEY MARKET FUNDS (Cost $386,243,687)		386,243,687
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $2,771,467,661)		4,279,503,213
NET OTHER ASSETS - (5.8)%		(235,754,761)
NET ASSETS - 100%		$ 4,043,748,452
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 826,506
Fidelity Securities Lending Cash Central Fund	416,325
Total	$ 1,242,831
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 2,678,923,316	$ 2,677,847,645	$ 1,075,671	$ -
Mexico	647,400,502	647,400,502	-	-
Chile	261,424,455	261,424,455	-	-
Peru	123,817,977	123,817,977	-	-
Canada	64,078,408	64,078,408	-	-
Bermuda	61,719,801	61,719,801	-	-
Luxembourg	28,926,989	28,926,989	-	-
Panama	26,968,078	26,968,078	-	-
Money Market Funds	386,243,687	386,243,687	-	-
Total Investments in Securities:	$ 4,279,503,213	$ 4,278,427,542	$ 1,075,671	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $659,596,614 of which $156,435,569 and $503,161,045 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $249,642,428) - See accompanying schedule: Unaffiliated issuers (cost $2,385,223,974)	$ 3,893,259,526
Fidelity Central Funds (cost $386,243,687)	386,243,687
Total Investments (cost $2,771,467,661)		$ 4,279,503,213
Foreign currency held at value (cost $1,608,151)		1,608,143
Receivable for investments sold		43,193,741
Receivable for fund shares sold		8,659,958
Dividends receivable		20,797,261
Distributions receivable from Fidelity Central Funds		58,268
Prepaid expenses		22,449
Other receivables		340,463
Total assets		4,354,183,496

Liabilities
Payable for investments purchased	$ 30,039,171
Payable for fund shares redeemed	9,961,679
Accrued management fee	2,484,355
Other affiliated payables	887,891
Other payables and accrued expenses	357,083
Collateral on securities loaned, at value	266,704,865
Total liabilities		310,435,044

Net Assets		$ 4,043,748,452
Net Assets consist of:
Paid in capital		$ 3,148,052,101
Undistributed net investment income		42,882,612
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(655,698,832)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,508,512,571
Net Assets, for 85,515,304 shares outstanding		$ 4,043,748,452
Net Asset Value, offering price and redemption price per share ($4,043,748,452 ÷ 85,515,304 shares)		$ 47.29

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 93,157,229
Interest		46,166
Income from Fidelity Central Funds		1,242,831
		94,446,226
Less foreign taxes withheld		(7,117,553)
Total income		87,328,673

Expenses
Management fee	$ 20,036,115
Transfer agent fees	7,715,858
Accounting and security lending fees	1,201,950
Custodian fees and expenses	1,114,129
Independent trustees' compensation	19,055
Registration fees	84,462
Audit	72,561
Legal	12,469
Miscellaneous	57,779
Total expenses before reductions	30,314,378
Expense reductions	(529,510)	29,784,868
Net investment income (loss)		57,543,805
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(468,882,329)
Foreign currency transactions	(722,601)
Total net realized gain (loss)		(469,604,930)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,901,685,836
Assets and liabilities in foreign currencies	1,061,616
Total change in net unrealized appreciation (depreciation)		1,902,747,452
Net gain (loss)		1,433,142,522
Net increase (decrease) in net assets resulting from operations		$ 1,490,686,327

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,543,805	$ 77,374,029
Net realized gain (loss)	(469,604,930)	(150,891,457)
Change in net unrealized appreciation (depreciation)	1,902,747,452	(3,432,385,144)
Net increase (decrease) in net assets resulting from operations	1,490,686,327	(3,505,902,572)
Distributions to shareholders from net investment income	(34,726,095)	(58,822,488)
Distributions to shareholders from net realized gain	-	(155,654,931)
Total distributions	(34,726,095)	(214,477,419)
Share transactions Proceeds from sales of shares	1,172,903,800	2,650,547,667
Reinvestment of distributions	33,594,867	207,556,726
Cost of shares redeemed	(845,652,662)	(3,137,930,206)
Net increase (decrease) in net assets resulting from share transactions	360,846,005	(279,825,813)
Redemption fees	1,335,831	6,121,898
Total increase (decrease) in net assets	1,818,142,068	(3,994,083,906)

Net Assets
Beginning of period	2,225,606,384	6,219,690,290
End of period (including undistributed net investment income of $42,882,612 and undistributed net investment income of $53,341,043, respectively)	$ 4,043,748,452	$ 2,225,606,384
Other Information Shares
Sold	31,352,380	43,462,745
Issued in reinvestment of distributions	1,344,639	3,206,995
Redeemed	(24,759,791)	(60,698,857)
Net increase (decrease)	7,937,228	(14,029,117)

Financial Highlights

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 28.69	$ 67.90	$ 41.13	$ 29.40	$ 18.10
Income from Investment Operations
Net investment income (loss) B	.72	.83	.68	.82	.57
Net realized and unrealized gain (loss)	18.32	(37.74)	27.43	11.68	10.98
Total from investment operations	19.04	(36.91)	28.11	12.50	11.55
Distributions from net investment income	(.46)	(.65)	(.61)	(.46)	(.30)
Distributions from net realized gain	-	(1.72)	(.77)	(.38)	-
Total distributions	(.46)	(2.37)	(1.38)	(.84)	(.30)
Redemption fees added to paid in capital B	.02	.07	.04	.07	.05
Net asset value, end of period	$ 47.29	$ 28.69	$ 67.90	$ 41.13	$ 29.40
Total Return A	67.88%	(56.20)%	70.35%	43.57%	64.94%
Ratios to Average Net Assets C,E
Expenses before reductions	1.07%	1.02%	1.00%	1.05%	1.10%
Expenses net of fee waivers, if any	1.07%	1.02%	1.00%	1.05%	1.10%
Expenses net of all reductions	1.05%	1.00%	.98%	1.02%	1.04%
Net investment income (loss)	2.04%	1.41%	1.33%	2.23%	2.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,043,748	$ 2,225,606	$ 6,219,690	$ 3,122,473	$ 1,384,083
Portfolio turnover rate D	52%	51%	52%	60%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,553,413,401
Gross unrealized depreciation	(74,881,827)
Net unrealized appreciation (depreciation)	$ 1,478,531,574

Tax Cost	$ 2,800,971,639

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 76,284,968
Capital loss carryforward	$ (659,596,614)
Net unrealized appreciation (depreciation)	$ 1,479,008,593

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 34,726,095	$ 58,822,488
Long-term Capital Gains	-	155,654,931
Total	$ 34,726,095	$ 214,477,419

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,692,117,530 and $1,368,184,021, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $932 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,516 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $416,325.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $528,300 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,210.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Nordic

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Nordic Fund	34.90%	7.02%	4.80%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the FTSE Capped Nordic Index and the FTSE Nordic Index performed over the same period. Effective October 1, 2009, Fidelity Nordic Fund began comparing its performance to the FTSE Capped Nordic Index rather than the FTSE Nordic Index because the FTSE Capped Nordic Index conforms more closely to the fund's investment policies. Returns shown for the FTSE Capped Nordic Index for periods prior to October 1, 2009 (its inception date) are returns of the uncapped FTSE Nordic Index.

Annual Report

Nordic

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Nordic Fund: For the year, the fund rose 34.90%, compared with the 46.01% return of the Financial Times Stock Exchange (FTSE) Nordic Index. On October 1, 2009, the fund changed its benchmark index to the FTSE Capped Nordic Index, which rose 46.22% for the year. The fund's new benchmark better represents the fund's investment universe. The fund was hurt by security selection in several areas, most notably in health care, diversified financials and the food/beverage/tobacco segment of consumer staples, as well as by an underweighting in capital goods. On a country basis, stock picking in Sweden was the biggest detractor by far. In terms of individual stocks, underweighting Nordea Bank was the most harmful, as was not owning enough of bank Svenska Handelsbanken during the stock market rally in the second half of the period. I added to our position in the latter, but not soon enough to capture its full gains during the period. Untimely ownership of smoke-free tobacco product manufacturer Swedish Match also detracted. Health care company Elekta lagged as well, and underweighting truck maker Volvo was a negative. All of the detractors I've just discussed were domiciled in Sweden. On the upside, the fund benefited from an average overweighting in telecommunication services, as well as some success in pockets of consumer discretionary and financials. Our positioning in Denmark and Norway also was positive. The fund's biggest contribution came from two financials stocks, Norway's DnB NOR and Denmark's Danske Bank, both of which managed well through the economic downturn. Also in financials, Norweigian insurance company Storebrand was a positive. Danish wind turbine manufacturer Vestas Wind Systems was another contributor. Worried about financing for Vestas' products as a result of the tight credit markets, I reduced our position, which helped when the stock slipped a bit later in the period. Similarly, underweighting Renewable Energy, which manufacturers silicon solar panels, gave the fund a boost. Some of the stocks I've mentioned in this report were sold by period end.

Note to shareholders: Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2009, the fund did not have more than 20% of its assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Nordic

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Actual	1.17%	$ 1,000.00	$ 1,357.90	$ 6.95
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.31	$ 5.96

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Nordic

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Sweden	45.3%
Denmark	18.6%
Norway	16.8%
Finland	15.7%
Bermuda	3.1%
United States of America	0.4%
Iceland	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Sweden	37.4%
Finland	25.6%
Denmark	16.1%
Norway	15.9%
Bermuda	2.9%
United States of America	2.0%
Iceland	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.8	98.0
Short-Term Investments and Net Other Assets	0.2	2.0
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Nordea Bank AB (Sweden, Commercial Banks)	5.4	1.1
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	5.0	7.6
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	4.3	4.3
Nokia Corp. (Finland, Communications Equipment)	4.1	13.3
Svenska Handelsbanken AB (A Shares) (Sweden, Commercial Banks)	3.6	2.3
StatoilHydro ASA (Norway, Oil, Gas & Consumable Fuels)	3.5	5.2
Telenor ASA (Norway, Diversified Telecommunication Services)	3.5	1.6
DnB NOR ASA (Norway, Commercial Banks)	3.1	4.0
Sandvik AB (Sweden, Machinery)	3.1	1.1
H&M Hennes & Mauritz AB (B Shares) (Sweden, Specialty Retail)	3.0	5.5
	38.6
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.0	17.3
Financials	23.2	18.0
Materials	9.7	7.5
Information Technology	8.4	17.6
Consumer Discretionary	8.0	6.9
Health Care	8.0	10.5
Energy	7.7	8.2
Telecommunication Services	5.9	5.5
Consumer Staples	2.8	3.8
Utilities	2.1	2.7

Annual Report

Nordic

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Bermuda - 3.1%
Northern Offshore Ltd. (a)	1,155,000	$ 1,815,372
Scorpion Offshore Ltd. (a)	319,500	1,283,334
Seadrill Ltd. (a)(c)	344,100	7,187,154
TOTAL BERMUDA		10,285,860
Denmark - 18.6%
A.P. Moller - Maersk AS:
Series A	513	3,438,392
Series B	881	6,061,687
Carlsberg AS Series B	109,300	7,714,836
Coloplast AS Series B	19,100	1,565,295
Danske Bank AS (a)	374,453	8,680,575
DSV de Sammensluttede Vognmaend AS (a)	90,400	1,417,359
Novo Nordisk AS Series B	266,727	16,611,769
Novozymes AS Series B	45,700	4,206,048
Sydbank AS (a)	62,930	1,549,050
Vestas Wind Systems AS (a)	82,400	5,840,563
William Demant Holding AS (a)	69,500	4,967,427
TOTAL DENMARK		62,053,001
Finland - 15.7%
Fortum Corp.	295,463	7,013,140
Kone Oyj (B Shares)	154,660	5,792,164
Metso Corp.	189,700	5,317,865
Neste Oil Oyj (c)	83,400	1,480,091
Nokia Corp.	1,088,713	13,750,853
Nokian Tyres PLC	170,100	3,639,517
Outokumpu Oyj (A Shares)	192,115	3,191,760
Sampo OYJ (A Shares)	205,100	4,925,619
Stora Enso Oyj (R Shares)	543,800	4,129,181
UPM-Kymmene Corp.	269,700	3,246,454
TOTAL FINLAND		52,486,644
Iceland - 0.1%
Ossur hf (a)	441,370	453,779
Norway - 16.8%
DnB NOR ASA (a)	903,900	10,410,612
Norsk Hydro ASA (a)	755,200	4,978,746
Orkla ASA (A Shares)	534,400	4,964,999
Pronova BioPharma ASA (a)	466,300	1,449,528
Schibsted ASA (B Shares) (a)	80,000	1,319,572
Sevan Marine ASA (a)	580,000	940,990
StatoilHydro ASA	494,396	11,733,713
Storebrand ASA (A Shares) (a)	480,000	3,283,491
Telenor ASA (a)	900,100	11,655,824
Yara International ASA	165,600	5,512,192
TOTAL NORWAY		56,249,667
Sweden - 45.3%
Assa Abloy AB (B Shares)	318,400	5,563,600

	Shares	Value
Atlas Copco AB (A Shares)	467,600	$ 6,269,672
Electrolux AB (B Shares) (a)	272,300	6,526,331
Elekta AB (B Shares) (c)	89,000	1,677,444
H&M Hennes & Mauritz AB (B Shares)	178,807	10,155,892
Intrum Justitia AB	100,600	1,239,555
Investor AB (B Shares)	359,238	6,355,566
Lundin Petroleum AB (a)	162,200	1,373,815
Modern Times Group MTG AB (B Shares)	65,150	2,825,271
Nordea Bank AB (c)	1,680,100	18,032,075
Rezidor Hotel Group AB (a)	628,900	2,010,604
Sandvik AB	937,000	10,349,775
Scania AB (B Shares)	422,000	5,413,334
Skandinaviska Enskilda Banken AB (A Shares) (a)	863,300	5,228,875
Skanska AB (B Shares)	399,674	5,864,815
SKF AB (B Shares)	367,200	5,814,244
SSAB Svenskt Stal AB:
(A Shares)	263,100	4,010,378
(B Shares)	53,400	746,630
Svenska Cellulosa AB (SCA) (B Shares)	166,000	2,280,869
Svenska Handelsbanken AB (A Shares)	463,700	11,982,128
Swedbank AB (A Shares)	777,958	6,701,348
Swedish Match Co.	85,800	1,760,816
TELE2 AB (B Shares)	142,050	2,070,360
Telefonaktiebolaget LM Ericsson (B Shares)	1,374,286	14,357,406
TeliaSonera AB	892,500	5,915,060
Volvo AB (B Shares)	745,700	7,061,570
TOTAL SWEDEN		151,587,433
United States of America - 0.2%
Autoliv, Inc.	15,300	513,774
TOTAL COMMON STOCKS (Cost $285,005,281)		333,630,158
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 0.20% (d)	131,412	131,412
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	13,360,617	13,360,617
TOTAL MONEY MARKET FUNDS (Cost $13,492,029)		13,492,029
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $298,497,310)		347,122,187
NET OTHER ASSETS - (3.8)%		(12,708,084)
NET ASSETS - 100%		$ 334,414,103
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,122
Fidelity Securities Lending Cash Central Fund	757,282
Total	$ 789,404
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Sweden	$ 151,587,433	$ -	$ 151,587,433	$ -
Denmark	62,053,001	62,053,001	-	-
Norway	56,249,667	56,249,667	-	-
Finland	52,486,644	38,735,791	13,750,853	-
Bermuda	10,285,860	10,285,860	-	-
United States of America	513,774	513,774	-	-
Iceland	453,779	453,779	-	-
Money Market Funds	13,492,029	13,492,029	-	-
Total Investments in Securities:	$ 347,122,187	$ 181,783,901	$ 165,338,286	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $223,837,280 of which $90,962,421 and $132,874,859 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $12,483,587) - See accompanying schedule: Unaffiliated issuers (cost $285,005,281)	$ 333,630,158
Fidelity Central Funds (cost $13,492,029)	13,492,029
Total Investments (cost $298,497,310)		$ 347,122,187
Receivable for investments sold		4,901,241
Receivable for fund shares sold		319,180
Distributions receivable from Fidelity Central Funds		4,055
Prepaid expenses		1,984
Other receivables		18,153
Total assets		352,366,800

Liabilities
Payable for investments purchased	$ 3,697,947
Payable for fund shares redeemed	514,800
Accrued management fee	205,585
Other affiliated payables	112,915
Other payables and accrued expenses	60,833
Collateral on securities loaned, at value	13,360,617
Total liabilities		17,952,697

Net Assets		$ 334,414,103
Net Assets consist of:
Paid in capital		$ 509,439,359
Undistributed net investment income		4,288,893
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(227,938,646)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,624,497
Net Assets, for 12,701,884 shares outstanding		$ 334,414,103
Net Asset Value, offering price and redemption price per share ($334,414,103 ÷ 12,701,884 shares)		$ 26.33

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 8,376,635
Interest		1
Income from Fidelity Central Funds (including $757,282 from security lending)		789,404
		9,166,040
Less foreign taxes withheld		(1,292,547)
Total income		7,873,493

Expenses
Management fee	$ 1,979,405
Transfer agent fees	880,149
Accounting and security lending fees	147,924
Custodian fees and expenses	103,036
Independent trustees' compensation	2,029
Registration fees	27,229
Audit	54,025
Legal	1,426
Interest	1,244
Miscellaneous	6,624
Total expenses before reductions	3,203,091
Expense reductions	(84,270)	3,118,821
Net investment income (loss)		4,754,672
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(131,135,186)
Foreign currency transactions	(337,665)
Total net realized gain (loss)		(131,472,851)
Change in net unrealized appreciation (depreciation) on: Investment securities	210,357,827
Assets and liabilities in foreign currencies	57,940
Total change in net unrealized appreciation (depreciation)		210,415,767
Net gain (loss)		78,942,916
Net increase (decrease) in net assets resulting from operations		$ 83,697,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,754,672	$ 14,904,039
Net realized gain (loss)	(131,472,851)	(96,010,239)
Change in net unrealized appreciation (depreciation)	210,415,767	(396,396,455)
Net increase (decrease) in net assets resulting from operations	83,697,588	(477,502,655)
Distributions to shareholders from net investment income	(14,502,155)	(32,286,083)
Distributions to shareholders from net realized gain	-	(42,550,440)
Total distributions	(14,502,155)	(74,836,523)
Share transactions Proceeds from sales of shares	56,737,784	227,446,380
Reinvestment of distributions	13,861,510	72,112,684
Cost of shares redeemed	(95,836,661)	(455,024,025)
Net increase (decrease) in net assets resulting from share transactions	(25,237,367)	(155,464,961)
Redemption fees	55,319	478,907
Total increase (decrease) in net assets	44,013,385	(707,325,232)

Net Assets
Beginning of period	290,400,718	997,725,950
End of period (including undistributed net investment income of $4,288,893 and undistributed net investment income of $14,374,041, respectively)	$ 334,414,103	$ 290,400,718
Other Information Shares
Sold	2,623,183	5,322,842
Issued in reinvestment of distributions	825,090	1,552,480
Redeemed	(4,743,235)	(11,772,960)
Net increase (decrease)	(1,294,962)	(4,897,638)

Financial Highlights

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.75	$ 52.81	$ 36.58	$ 30.92	$ 24.44
Income from Investment Operations
Net investment income (loss) B	.35	.85	2.39 E	.50	.55
Net realized and unrealized gain (loss)	6.29	(28.93)	14.60	7.94	6.12
Total from investment operations	6.64	(28.08)	16.99	8.44	6.67
Distributions from net investment income	(1.06)	(1.73)	(.29)	(.35)	(.22)
Distributions from net realized gain	-	(2.28)	(.51)	(2.49)	-
Total distributions	(1.06)	(4.01)	(.80)	(2.84)	(.22)
Redemption fees added to paid in capital B	- G	.03	.04	.06	.03
Net asset value, end of period	$ 26.33	$ 20.75	$ 52.81	$ 36.58	$ 30.92
Total Return A	34.90%	(57.32)%	47.38%	29.68%	27.56%
Ratios to Average Net Assets C, F
Expenses before reductions	1.15%	1.09%	1.06%	1.14%	1.17%
Expenses net of fee waivers, if any	1.15%	1.09%	1.06%	1.14%	1.17%
Expenses net of all reductions	1.12%	1.07%	1.03%	1.10%	1.13%
Net investment income (loss)	1.71%	2.10%	5.37% E	1.49%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 334,414	$ 290,401	$ 997,726	$ 348,482	$ 188,011
Portfolio turnover rate D	107%	72%	62%	67%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $1.62 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.72%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 65,166,686
Gross unrealized depreciation	(20,643,176)
Net unrealized appreciation (depreciation)	$ 44,523,510

Tax Cost	$ 302,598,677

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,288,894
Capital loss carryforward	$ (223,837,280)
Net unrealized appreciation (depreciation)	$ 44,523,130

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 14,502,155	$ 43,670,192
Long-term Capital Gains	-	31,166,331
Total	$ 14,502,155	$ 74,836,523

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $294,801,885 and $320,229,558, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 29,001,000.77%		$ 1,244

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,445 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $77,552 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,718.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Pacific Basin

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin Fund	55.77%	7.35%	2.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI All Country Pacific Index performed over the same period.

Annual Report

Pacific Basin

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Pacific Basin Fund: During the past year, the fund returned 55.77%, versus 37.32% for the MSCI All Country Pacific Index. Rewarding stock selection and an underweighting in Japan aided performance. Overweightings in China, Grand Cayman and Bermuda - in the latter two cases mostly because of Chinese companies - further bolstered results, as did stock selection in Hong Kong, India and Papua New Guinea. Conversely, stock picking in Singapore and Australia worked against us. Among sectors, stock selection contributed materially across a range of sectors, especially in information technology. Financials detracted due to weak stock picking and an underweighting. Japan-based Digital Garage was the fund's top contributor both in absolute terms and versus the index. The partial liquidation of one of the company's investments helped fuel the stock's gains. Other contributors included Australian REIT (real estate investment trust) Goodman Group, China State Construction International Holdings, Indonesian gas utility Perusahaan Gas Negara and Perfect World, a China-based online game developer. Conversely, Japanese consumer finance stock Promise fared poorly, as did Mitsui Sumitomo Insurance Group Holdings - also based in Japan - and Singapore-based Goodpack, a maker of cargo transportation products. Some holdings mentioned were not included in the MSCI index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pacific Basin

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Actual	1.06%	$ 1,000.00	$ 1,423.00	$ 6.47
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.86	$ 5.40

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Pacific Basin

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan	32.0%
Australia	14.3%
China	10.3%
Korea (South)	9.7%
Cayman Islands	5.8%
Hong Kong	5.2%
Taiwan	4.6%
India	4.0%
Bermuda	3.5%
Other	10.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan	36.7%
Australia	11.0%
Korea (South)	8.4%
China	8.0%
Cayman Islands	5.7%
Singapore	5.5%
Taiwan	4.5%
Hong Kong	4.3%
India	3.8%
Other	12.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.4	98.5
Short-Term Investments and Net Other Assets	0.6	1.5
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
ORIX Corp. (Japan, Consumer Finance)	3.2	2.0
Softbank Corp. (Japan, Wireless Telecommunication Services)	3.0	3.0
Digital Garage, Inc. (Japan, IT Services)	2.9	1.7
Ping An Insurance (Group) Co. of China, Ltd. (H Shares) (China, Insurance)	2.7	2.0
Origin Energy Ltd. (Australia, Oil, Gas & Consumable Fuels)	2.2	2.6
Goodman Group unit (Australia, Real Estate Investment Trusts)	2.2	0.0
MAp Group unit (Australia, Transportation Infrastructure)	2.2	1.5
PT Perusahaan Gas Negara Tbk Series B (Indonesia, Gas Utilities)	1.7	1.4
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	1.7	1.2
Goodpack Ltd. (Singapore, Air Freight & Logistics)	1.7	1.7
	23.5
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.9	21.3
Financials	20.2	19.9
Industrials	16.6	17.4
Consumer Discretionary	13.2	15.1
Materials	7.8	7.6
Consumer Staples	4.2	4.7
Utilities	3.4	1.8
Telecommunication Services	3.3	3.0
Energy	3.3	5.9
Health Care	2.5	1.8

Annual Report

Pacific Basin

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Australia - 14.3%
Aristocrat Leisure Ltd.	503,844	$ 2,010,778
Austal Ltd.	1,964,580	4,257,712
Brambles Ltd.	561,427	3,538,280
Energy Resources of Australia Ltd.	134,852	2,784,096
Goodman Group unit	25,119,265	13,464,719
Incitec Pivot Ltd.	1,840,154	4,291,058
ING Industrial Fund (e)	2,917,623	1,317,645
Iress Market Technology Ltd.	260,098	1,793,157
Macquarie Group Ltd.	98,818	4,326,380
MAp Group:
unit	4,752,569	12,084,972
unit (a)	478,550	1,235,889
Navitas Ltd.	1,755,729	5,843,000
Origin Energy Ltd.	948,845	13,600,844
Rio Tinto Ltd.	141,650	7,849,177
SEEK Ltd.	573,033	3,079,246
Wesfarmers Ltd.	224,843	5,608,717
TOTAL AUSTRALIA		87,085,670
Bermuda - 3.5%
AGTech Holdings Ltd. (a)	19,424,000	818,628
Huabao International Holdings Ltd.	3,730,000	3,557,972
Mingyuan Medicare Development Co. Ltd. (a)	23,430,000	2,922,179
Noble Group Ltd.	3,268,400	5,971,677
Paradise Entertainment Ltd. (a)	10,258,200	329,487
Peace Mark Holdings Ltd. (a)	18,955,750	24
Ports Design Ltd.	927,000	2,498,224
TPV Technology Ltd.	2,864,000	1,879,303
Vtech Holdings Ltd.	405,000	3,375,448
TOTAL BERMUDA		21,352,942
Cayman Islands - 5.8%
China Dongxiang Group Co. Ltd.	4,139,000	2,528,940
Ctrip.com International Ltd. sponsored ADR (a)	37,400	2,002,396
Daphne International Holdings Ltd.	3,308,000	2,500,160
JA Solar Holdings Co. Ltd. ADR (a)	515,789	1,975,472
Kingboard Chemical Holdings Ltd.	1,013,400	4,078,949
Kingdee International Software Group Co. Ltd.	25,848,928	5,580,294
Perfect World Co. Ltd. sponsored ADR Class B (a)(c)	200,275	8,814,103
Regent Pacific Group Ltd.	34,954,000	975,795
SinoCom Software Group Ltd.	15,226,000	1,694,147
Wasion Group Holdings Ltd.	2,788,000	2,318,543
Wuxi Pharmatech Cayman, Inc. sponsored ADR (a)	236,700	3,036,861
TOTAL CAYMAN ISLANDS		35,505,660
China - 10.3%
51job, Inc. sponsored ADR (a)	194,600	2,899,540
AMVIG Holdings Ltd.	5,316,000	2,315,273
Baidu.com, Inc. sponsored ADR (a)	8,400	3,174,528

	Shares	Value
China Gas Holdings Ltd.	9,204,000	$ 3,688,726
China Metal Recycling (Holdings) Ltd.	1,294,200	1,849,621
China Resources Gas Group Ltd.	1,984,000	1,920,000
China Yurun Food Group Ltd.	1,474,000	3,029,591
Focus Media Holding Ltd. ADR (a)(c)	186,700	2,247,868
Global Bio-Chem Technology Group Co. Ltd.	11,554,000	2,812,326
Li Ning Co. Ltd.	688,500	1,868,010
Lianhua Supermarket Holdings Co. (H Shares)	1,251,000	2,679,750
Minth Group Ltd.	4,528,000	4,702,310
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	1,912,000	16,756,972
Royale Furniture Holdings Ltd.	12,247,962	1,804,842
Sinotrans Ltd. (H Shares)	8,895,000	2,331,479
Tencent Holdings Ltd.	343,600	5,983,118
Yantai Changyu Pioneer Wine Co. (B Shares)	342,000	2,514,117
TOTAL CHINA		62,578,071
Hong Kong - 5.2%
BOC Hong Kong Holdings Ltd.	882,000	2,030,314
China Resources Power Holdings Co. Ltd.	1,212,000	2,510,893
China State Construction International Holdings Ltd.	10,944,752	4,398,418
Industrial & Commercial Bank of China (Asia) Ltd.	861,664	2,003,781
Inspur International Ltd. (c)	25,720,000	3,681,257
PYI Corp. Ltd. (a)	28,483,617	1,299,972
REXCAPITAL Financial Holdings Ltd.	56,811,967	4,997,943
Shanghai Industrial Holdings Ltd.	449,000	2,109,343
Sino-Ocean Land Holdings Ltd.	1,618,500	1,574,025
Techtronic Industries Co. Ltd.	5,524,500	4,437,922
Tian An China Investments Co. Ltd.	4,527,800	2,785,694
Tian An China Investments Co. Ltd. warrants 1/2/10 (a)	396,800	499
TOTAL HONG KONG		31,830,061
India - 4.0%
Coromandel International Ltd.	269,038	1,232,682
Educomp Solutions Ltd.	158,035	2,663,390
Financial Technologies India Ltd.	81,800	2,027,795
Gateway Distriparks Ltd.	541,338	1,400,554
Geodesic Ltd.	776,765	1,832,812
INFO Edge India Ltd.	109,339	1,662,215
Lupin Ltd.	86,357	2,246,388
Max India Ltd. (a)	287,700	1,085,704
NIIT Ltd.	1,940,580	2,436,122
Rural Electrification Corp. Ltd.	445,489	1,873,640
Tata Steel Ltd.	404,739	4,003,635
United Spirits Ltd.	92,077	2,071,318
TOTAL INDIA		24,536,255
Common Stocks - continued
	Shares	Value
Indonesia - 3.0%
PT Bank Rakyat Indonesia Tbk	3,263,000	$ 2,374,476
PT Ciputra Development Tbk (a)	43,552,500	2,815,317
PT Kalbe Farma Tbk	23,357,500	2,929,383
PT Perusahaan Gas Negara Tbk Series B	27,855,740	10,364,668
TOTAL INDONESIA		18,483,844
Japan - 32.0%
Ai Holdings Corp.	896,200	3,152,571
Chiyoda Corp.	535,000	3,892,971
Credit Saison Co. Ltd.	350,900	3,922,930
Digital Garage, Inc. (c)	9,261	17,887,678
FreeBit Co., Ltd. (c)	440	2,065,630
Fuji Fire & Marine Insurance Co. Ltd. (a)	733,000	839,255
Fujifilm Holdings Corp.	131,000	3,724,443
Fujitsu Ltd.	664,000	3,910,380
H.I.S. Co. Ltd.	87,200	1,874,241
Hamakyorex Co. Ltd.	91,100	2,205,017
Haseko Corp. (a)	1,681,500	1,290,722
Hikari Tsushin, Inc.	61,100	1,146,335
Inpex Corp.	472	3,854,717
Internet Initiative Japan, Inc. (c)	2,129	4,802,549
ISE Chemical Corp. (c)	456,000	2,953,637
Japan Excellent, Inc.	1,143	5,365,721
Kenedix Realty Investment Corp.	1,561	4,477,046
Kirin Holdings Co. Ltd.	304,000	4,962,493
Micronics Japan Co. Ltd.	253,800	4,014,422
Mitsui Sumitomo Insurance Group Holdings, Inc.	357,700	8,327,017
New City Residence Investment Corp. (a)	1,766	1,495,930
Nippon Seiki Co. Ltd.	559,000	5,870,650
Nishimatsu Construction Co. Ltd.	1,899,000	2,887,817
Nitta Corp.	338,200	4,934,865
Nittoku Engineering Co. Ltd.	506,900	3,214,029
Nomura Holdings, Inc.	761,100	5,364,702
NTT Urban Development Co.	3,259	2,618,232
ORIX Corp.	298,090	19,256,141
Promise Co. Ltd. (c)	744,150	4,730,393
Rakuten, Inc.	4,904	3,358,698
Sankyo Seiko Co. Ltd.	613,300	1,645,424
Sega Sammy Holdings, Inc.	278,800	3,958,744
SHO-BOND Holdings Co. Ltd.	128,800	2,252,933
Softbank Corp.	774,200	18,244,151
Start Today Co. Ltd.	1,110	2,204,875
Sumitomo Mitsui Financial Group, Inc.	253,000	8,599,978
Take & Give Needs Co. Ltd. (a)(c)	21,443	2,767,013
Tokyo Ohka Kogyo Co. Ltd.	139,700	2,691,686
Tokyo Tatemono Co. Ltd.	629,000	2,999,391
Toshiba Corp.	878,000	5,018,352
Yamato Kogyo Co. Ltd.	165,600	4,969,924
Zeon Corp.	277,000	1,259,234
TOTAL JAPAN		195,012,937

	Shares	Value
Korea (South) - 9.7%
Daewoo International Corp.	113,580	$ 3,090,911
Daou Technology, Inc.	930,350	5,743,571
DC Chemical Co. Ltd.	9,655	1,690,002
eSang Networks Co. Ltd.	130,755	728,408
Hyundai Motor Co.	33,017	2,983,811
Infopia Co. Ltd.	208,686	1,887,110
Interpark Corp. (a)	467,633	2,382,286
Jinsung T.E.C. Co. Ltd.	473,599	2,783,938
Jusung Engineering Co. Ltd. (a)	46,676	531,516
Kyeryong Construction Industrial Co. Ltd.	76,000	1,410,604
NHN Corp. (a)	54,258	7,973,174
Plantynet Co. Ltd.	320,785	1,034,134
Power Logics Co. Ltd. (a)	151,263	1,191,765
Samsung Electronics Co. Ltd.	17,285	10,362,828
Samsung SDI Co. Ltd.	24,263	2,759,775
SFA Engineering Corp.	84,925	2,662,907
Sodiff Advanced Materials Co. Ltd.	31,336	2,165,871
The Basic House Co. Ltd. (a)	653,761	3,263,979
TK Corp.	150,143	4,226,602
TOTAL KOREA (SOUTH)		58,873,192
Malaysia - 1.1%
IJM Corp. Bhd	1,637,580	2,284,160
IJM Land Bhd warrants 9/11/13 (a)	116,970	38,709
JobStreet Corp. Bhd	6,606,750	2,614,273
Muhibbah Engineering (M) Bhd	1,414,100	477,584
Parkson Holdings Bhd	748,213	1,110,105
TOTAL MALAYSIA		6,524,831
Netherlands - 0.5%
James Hardie Industries NV unit (a)	435,042	2,756,358
Philippines - 1.4%
Alliance Global Group, Inc. (a)	27,720,542	2,510,760
DMCI Holdings, Inc.	18,512,500	3,782,438
PNOC Energy Development Corp.	26,317,500	2,328,246
TOTAL PHILIPPINES		8,621,444
Singapore - 3.0%
CSE Global Ltd.	7,480,500	4,220,124
Goodpack Ltd.	11,169,000	10,090,481
Pertama Holdings Ltd.	9,990,000	2,624,165
Raffles Education Corp. Ltd.	3,467,703	1,217,172
Tat Hong Holdings Ltd. warrants 8/2/13 (a)	125,700	10,566
TOTAL SINGAPORE		18,162,508
Taiwan - 4.6%
104 Corp.	479,000	1,148,826
Apex Biotechnology Corp.	929,200	1,602,148
Chroma ATE, Inc.	729,000	1,392,578
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,756,243	6,853,194
Lite-On Technology Corp.	2,154,000	2,826,348
Common Stocks - continued
	Shares	Value
Taiwan - continued
MediaTek, Inc.	285,000	$ 3,973,950
Powertech Technology, Inc.	1,250,865	3,411,352
Prime View International Co. Ltd.	934,000	1,516,178
Taiwan Fertilizer Co. Ltd.	554,000	1,713,457
Taiwan Semiconductor Manufacturing Co. Ltd.	2,016,484	3,644,229
TOTAL TAIWAN		28,082,260
Thailand - 1.0%
Asian Property Development PCL (For. Reg.)	1,656,800	272,787
Central Pattana PCL (For. Reg.)	3,904,900	2,491,350
Minor International PCL (For. Reg.)	4,519,200	1,421,708
Siam Commercial Bank PCL (For. Reg.)	922,152	2,094,431
TOTAL THAILAND		6,280,276
TOTAL COMMON STOCKS (Cost $559,806,746)		605,686,309
Money Market Funds - 2.8%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (d)	2,970,111	$ 2,970,111
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	13,739,123	13,739,123
TOTAL MONEY MARKET FUNDS (Cost $16,709,234)		16,709,234
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $576,515,980)		622,395,543
NET OTHER ASSETS - (2.2)%		(13,186,278)
NET ASSETS - 100%		$ 609,209,265
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,544
Fidelity Securities Lending Cash Central Fund	490,355
Total	$ 536,899
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 195,012,937	$ -	$ 193,517,007	$ 1,495,930
Australia	87,085,670	1,235,889	85,849,781	-
China	62,578,071	8,321,936	52,336,135	1,920,000
Korea (South)	58,873,192	-	58,873,192	-
Cayman Islands	35,505,660	15,828,832	19,676,828	-
Hong Kong	31,830,061	-	31,830,061	-
Taiwan	28,082,260	-	28,082,260	-
India	24,536,255	-	24,536,255	-
Bermuda	21,352,942	-	21,352,918	24
Other	60,829,261	8,621,444	52,207,817	-
Money Market Funds	16,709,234	16,709,234	-	-
Total Investments in Securities:	$ 622,395,543	$ 50,717,335	$ 568,262,254	$ 3,415,954
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 926,002
Total Realized Gain (Loss)	(3,396,911)
Total Unrealized Gain (Loss)	6,129,290
Cost of Purchases	2,040,294
Proceeds of Sales	(2,460,993)
Amortization/Accretion	-
Transfers in/out of Level 3	178,272
Ending Balance	$ 3,415,954
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 1,852,009

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $125,566,464 of which $907,460 and $124,659,004 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $12,879,610) - See accompanying schedule: Unaffiliated issuers (cost $559,806,746)	$ 605,686,309
Fidelity Central Funds (cost $16,709,234)	16,709,234
Total Investments (cost $576,515,980)		$ 622,395,543
Receivable for investments sold		5,179,776
Receivable for fund shares sold		593,671
Dividends receivable		1,041,272
Distributions receivable from Fidelity Central Funds		26,695
Prepaid expenses		3,623
Other receivables		127,653
Total assets		629,368,233

Liabilities
Payable for investments purchased Regular delivery	$ 3,344,864
Delayed delivery	1,282,330
Payable for fund shares redeemed	883,610
Accrued management fee	371,722
Other affiliated payables	171,082
Other payables and accrued expenses	366,237
Collateral on securities loaned, at value	13,739,123
Total liabilities		20,158,968

Net Assets		$ 609,209,265
Net Assets consist of:
Paid in capital		$ 684,509,129
Undistributed net investment income		3,855,931
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(124,856,952)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		45,701,157
Net Assets, for 30,641,256 shares outstanding		$ 609,209,265
Net Asset Value, offering price and redemption price per share ($609,209,265 ÷ 30,641,256 shares)		$ 19.88

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 9,952,491
Interest		6,749
Income from Fidelity Central Funds		536,899
		10,496,139
Less foreign taxes withheld		(616,754)
Total income		9,879,385

Expenses
Management fee Basic fee	$ 3,262,474
Performance adjustment	(1,187,370)
Transfer agent fees	1,382,859
Accounting and security lending fees	237,791
Custodian fees and expenses	288,810
Independent trustees' compensation	3,122
Registration fees	32,016
Audit	96,816
Legal	3,810
Miscellaneous	9,461
Total expenses before reductions	4,129,789
Expense reductions	(208,310)	3,921,479
Net investment income (loss)		5,957,906
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(115,356,851)
Foreign currency transactions	16,090
Total net realized gain (loss)		(115,340,761)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $236,131)	316,832,567
Assets and liabilities in foreign currencies	(32,399)
Total change in net unrealized appreciation (depreciation)		316,800,168
Net gain (loss)		201,459,407
Net increase (decrease) in net assets resulting from operations		$ 207,417,313

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,957,906	$ 7,763,363
Net realized gain (loss)	(115,340,761)	(6,703,947)
Change in net unrealized appreciation (depreciation)	316,800,168	(697,749,347)
Net increase (decrease) in net assets resulting from operations	207,417,313	(696,689,931)
Distributions to shareholders from net investment income	(2,101,108)	(7,436,752)
Distributions to shareholders from net realized gain	-	(131,157,223)
Total distributions	(2,101,108)	(138,593,975)
Share transactions Proceeds from sales of shares	122,196,818	164,409,234
Reinvestment of distributions	1,925,373	127,229,315
Cost of shares redeemed	(112,858,887)	(330,830,316)
Net increase (decrease) in net assets resulting from share transactions	11,263,304	(39,191,767)
Redemption fees	236,555	355,373
Total increase (decrease) in net assets	216,816,064	(874,120,300)

Net Assets
Beginning of period	392,393,201	1,266,513,501
End of period (including undistributed net investment income of $3,855,931 and undistributed net investment income of $197,805, respectively)	$ 609,209,265	$ 392,393,201
Other Information Shares
Sold	7,310,963	6,162,028
Issued in reinvestment of distributions	166,843	4,129,481
Redeemed	(7,402,907)	(13,662,317)
Net increase (decrease)	74,899	(3,370,808)

Financial Highlights

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.84	$ 37.32	$ 27.36	$ 22.42	$ 17.91
Income from Investment Operations
Net investment income (loss) B	.20	.22	.22	.16	.22 E
Net realized and unrealized gain (loss)	6.90	(20.61)	12.16	5.26	4.49
Total from investment operations	7.10	(20.39)	12.38	5.42	4.71
Distributions from net investment income	(.07)	(.22)	(.16)	(.18)	(.08)
Distributions from net realized gain	-	(3.88)	(2.27)	(.32)	(.13)
Total distributions	(.07)	(4.10)	(2.43)	(.50)	(.21)
Redemption fees added to paid in capital B	.01	.01	.01	.02	.01
Net asset value, end of period	$ 19.88	$ 12.84	$ 37.32	$ 27.36	$ 22.42
Total Return A	55.77%	(61.02)%	48.86%	24.55%	26.62%
Ratios to Average Net Assets C, F
Expenses before reductions	.90%	1.22%	1.19%	1.14%	1.10%
Expenses net of fee waivers, if any	.90%	1.22%	1.19%	1.14%	1.10%
Expenses net of all reductions	.85%	1.17%	1.13%	1.08%	1.05%
Net investment income (loss)	1.30%	.89%	.71%	.60%	1.09% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 609,209	$ 392,393	$ 1,266,514	$ 972,805	$ 648,850
Portfolio turnover rate D	91%	73%	91%	75%	78%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .84%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 128,340,148
Gross unrealized depreciation	(103,193,427)
Net unrealized appreciation (depreciation)	$ 25,146,721

Tax Cost	$ 597,248,822

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 25,298,590
Capital loss carryforward	$ (125,566,464)
Net unrealized appreciation (depreciation)	$ 25,196,721

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 2,101,108	$ 7,436,752
Long-term Capital Gains	-	131,157,223
Total	$ 2,101,108	$ 138,593,975

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $430,858,830 and $410,489,296, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,257 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $490,355.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $208,262 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $48.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Southeast Asia

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Southeast Asia	31.08%	14.16%	9.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Southeast Asia, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC Far East ex Japan Index performed over the same period.

Annual Report

Southeast Asia

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Jessica Tan, Portfolio Manager of Fidelity® Southeast Asia Fund during most of the period covered by this report: During the past year, the fund's Retail Class shares returned 31.08%, versus 65.23% for the MSCI AC (All Country) Far East ex Japan Index. My defensive positioning - especially an overweighting and weak stock picking in telecommunication services - hurt performance in a rebounding market. An underweighting and weak picks in financials also detracted, as did stock picking in most other sectors. Most of the largest detractors were based in China, South Korea and Hong Kong. Our cash position also undermined results. Two telecom services operators, Taiwan-based Chunghwa Telecom and Korea's SK Telecom, detracted. Both outperformed toward the end of 2008 but struggled later, as did Hong Kong-based telecoms China Unicom and PCCW as well as utility Hong Kong Electric Holdings. A small out-of-index stake in outdoor/Internet advertising company Focus Media Holdings faltered due to a slowdown in ad spending. Most of the detractors I've mentioned were sold by period end. Conversely, a large underweighting in semiconductors/semiconductor equipment helped, as did security selection in health care. The top relative contributor was wireless provider Hutchison Telecom International. Our out-of-index position in Thailand-based Siam City Bank further contributed, as did Taiwanese broker Yuanta Financial Holding.

Note to shareholders: Colin Chickles became Portfolio Manager of Fidelity Southeast Asia Fund on October 1, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Southeast Asia

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Southeast Asia and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense example is based on an investment of $1,000 invested at the beginning of the period and held for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Southeast Asia	.91%
Actual		$ 1,000.00	$ 1,226.60	$ 5.11 B
Hypothetical A		$ 1,000.00	$ 1,020.62	$ 4.63 C
Class F	.83%
Actual		$ 1,000.00	$ 1,102.90	$ 3.06 B
Hypothetical A		$ 1,000.00	$ 1,021.02	$ 4.23 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Southeat Asia and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Southeast Asia

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Korea (South)	21.5%
China	18.9%
Hong Kong	17.3%
Taiwan	15.8%
Singapore	5.5%
Cayman Islands	4.4%
Thailand	3.8%
Malaysia	3.6%
Indonesia	3.3%
Other	5.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Hong Kong	22.8%
Korea (South)	18.9%
China	16.6%
Taiwan	15.1%
Singapore	6.5%
Thailand	5.8%
United States of America	5.1%
Malaysia	3.4%
Australia	2.7%
Other	3.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks, Investment Companies and Equity Futures	98.8	94.9
Bonds	0.0	0.0*
Short-Term Investments and Net Other Assets	1.2	5.1
* Amount represents less than 0.1%
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	5.0	0.0
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.7	2.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.0	2.3
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	3.0	0.0
Industrial & Commercial Bank of China Ltd. (China, Commercial Banks)	2.5	1.3
China Life Insurance Co. Ltd. (H Shares) (China, Insurance)	2.2	3.4
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	2.2	0.3
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	2.0	1.3
Hyundai Motor Co. (Korea (South), Automobiles)	1.5	0.0
Oversea-Chinese Banking Corp. Ltd. (Singapore, Commercial Banks)	1.5	0.6
	26.6
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.5	23.4
Information Technology	20.3	8.2
Industrials	9.1	10.4
Telecommunication Services	7.4	20.4
Energy	6.9	6.0
Materials	5.9	3.6
Consumer Discretionary	5.9	4.2
Utilities	4.1	6.1
Consumer Staples	3.8	10.0
Health Care	0.9	1.2

Annual Report

Southeast Asia

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Australia - 0.2%
BlueScope Steel Ltd.	1,528,662	$ 4,049,850
Newcrest Mining Ltd.	1,204	34,597
TOTAL AUSTRALIA		4,084,447
Bermuda - 0.7%
Noble Group Ltd.	4,481,000	8,187,212
Orient Overseas International Ltd.	949,500	4,632,754
TOTAL BERMUDA		12,819,966
Canada - 0.3%
Niko Resources Ltd.	51,900	4,198,587
Cayman Islands - 4.4%
Agile Property Holdings Ltd.	4,220,000	5,401,361
Belle International Holdings Ltd.	5,750,000	5,805,495
Bosideng International Holdings Ltd.	4,866,000	862,919
Central China Real Estate Ltd.	7,884,000	2,139,970
Chaoda Modern Agriculture (Holdings) Ltd.	9,694,000	7,490,229
China High Speed Transmission Equipment Group Co. Ltd.	301,000	603,668
China Shineway Pharmaceutical Group Ltd.	1,209,000	1,688,919
Hengan International Group Co. Ltd.	2,003,000	12,894,022
Hengdeli Holdings Ltd.	10,532,000	3,429,381
Hidili Industry International Development Ltd. (a)	2,198,000	2,249,374
Ju Teng International Holdings Ltd.	5,505,000	4,359,292
Kingboard Chemical Holdings Ltd.	1,462,500	5,886,583
Mindray Medical International Ltd. sponsored ADR (c)	138,200	4,246,886
TCC International Holdings Ltd. (a)	3,224,000	1,301,552
Trina Solar Ltd. ADR (a)(c)	83,500	2,712,080
Vinda International Holdings Ltd.	4,817,000	3,093,960
Wuxi Pharmatech Cayman, Inc. sponsored ADR (a)	167,200	2,145,176
Xinao Gas Holdings Ltd.	4,752,000	10,171,381
TOTAL CAYMAN ISLANDS		76,482,248
China - 18.9%
Bank of China (H Shares)	10,981,000	6,370,147
Bank of Communications Co. Ltd. (H Shares)	10,019,000	11,979,876
Beijing Capital Land Ltd. (H Shares)	11,552,000	4,844,243
China Construction Bank Corp. (H Shares)	60,185,000	51,888,733
China Cosco Holdings Co. Ltd. (H Shares)	6,389,500	7,875,294
China Life Insurance Co. Ltd. (H Shares)	8,458,000	38,889,504
China Merchants Bank Co. Ltd. (H Shares)	7,703,000	19,707,415
China Oilfield Services Ltd. (H Shares)	5,648,000	6,102,913
China Petroleum & Chemical Corp. (H Shares)	27,616,000	23,420,960
China Resources Gas Group Ltd.	1,908,000	1,846,452

	Shares	Value
China Yurun Food Group Ltd.	3,428,000	$ 7,045,751
Dalian Port (PDA) Co. Ltd. (H Shares)	21,632,000	7,851,620
Dongfeng Motor Group Co. Ltd. (H Shares)	6,976,000	8,294,196
Huadian Power International Corp. Ltd. (H shares) (a)	15,296,000	4,228,456
Huaneng Power International, Inc. (H Shares)	21,858,000	13,952,888
Industrial & Commercial Bank of China Ltd.	54,952,000	43,721,762
Jiangxi Copper Co. Ltd. (H Shares) (c)	2,904,000	6,579,892
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)(c)	10,362,000	6,237,956
Minth Group Ltd.	1,258,000	1,306,428
NetEase.com, Inc. sponsored ADR (a)	97,400	3,761,588
PetroChina Co. Ltd. (H Shares)	10,424,000	12,543,326
Shenzhou International Group Holdings Ltd.	3,685,000	3,929,805
Tencent Holdings Ltd.	1,130,700	19,688,915
Weichai Power Co. Ltd. (H Shares)	1,390,000	9,073,949
Yanzhou Coal Mining Co. Ltd. (H Shares)	4,988,000	7,711,460
TOTAL CHINA		328,853,529
Hong Kong - 17.3%
ASM Pacific Technology Ltd.	503,100	3,911,270
BOC Hong Kong Holdings Ltd.	8,213,500	18,907,007
Cheung Kong Holdings Ltd.	663,000	8,414,546
China Agri-Industries Holding Ltd.	4,932,000	4,730,742
China Insurance International Holdings Co. Ltd. (a)	2,381,000	8,391,947
China Mobile (Hong Kong) Ltd.	6,913,300	64,809,909
China Resources Power Holdings Co. Ltd.	7,741,116	16,037,224
CNOOC Ltd.	23,286,000	34,874,855
CNPC (Hong Kong) Ltd.	11,310,000	11,940,130
Guangdong Investment Ltd.	11,754,000	6,142,763
Henderson Land Development Co. Ltd.	1,473,000	10,413,922
Hong Kong Land Holdings Ltd.	1,272,000	6,004,618
Lenovo Group Ltd.	15,152,000	8,436,766
Link (REIT)	6,835,500	15,393,897
Midland Holdings Ltd.	2,652,000	2,260,804
New World Development Co. Ltd.	4,039,000	8,693,944
Sa Sa International Holdings Ltd.	4,102,000	2,039,817
Shanghai Industrial Holdings Ltd. (H Shares)	1,703,000	8,000,471
Singamas Container Holdings Ltd.	12,324,000	2,338,941
Sino Land Co.	2,680,000	5,097,408
Sino-Ocean Land Holdings Ltd.	6,889,000	6,699,696
Sinotruk Hong Kong Ltd.	3,644,000	4,333,028
Swire Pacific Ltd. (A Shares)	1,299,500	15,836,730
Tingyi (Cayman Island) Holding Corp.	5,346,000	11,928,494
Wharf Holdings Ltd.	2,915,000	15,750,491
TOTAL HONG KONG		301,389,420
Common Stocks - continued
	Shares	Value
India - 1.4%
Bank of Baroda	226,815	$ 2,450,863
Bharti Airtel Ltd.	946,763	5,857,352
Ess Dee Aluminium Ltd. (a)	188,523	1,476,442
JSW Steel Ltd.	117,325	1,860,502
Patni Computer Systems Ltd.	288,338	2,701,295
Tata Consultancy Services Ltd.	292,215	3,888,290
Tata Steel Ltd.	296,277	2,930,740
Union Bank of India	505,000	2,799,073
TOTAL INDIA		23,964,557
Indonesia - 3.3%
BISI International Tbk PT (a)	5,091,500	890,498
PT Astra International Tbk	2,600,000	8,364,968
PT Bank Mandiri Persero Tbk	24,342,500	11,680,860
PT Bank Rakyat Indonesia Tbk	16,441,000	11,964,068
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	3,243,500	2,586,153
PT Telkomunikasi Indonesia Tbk Series B	17,672,000	15,217,604
PT United Tractors Tbk	4,322,500	6,627,464
TOTAL INDONESIA		57,331,615
Korea (South) - 21.5%
Busan Bank	824,920	9,319,506
Cheil Worldwide, Inc.	13,024	3,331,583
CJ Corp.	169,860	6,767,721
Daehan Steel Co. Ltd.	180,000	1,962,224
Daelim Industrial Co.	78,719	4,977,332
Doosan Co. Ltd.	54,457	3,762,605
Duksan Hi-Metal Co. Ltd. (a)	142,060	1,932,784
GS Engineering & Construction Corp.	75,606	6,605,751
Hanwha Corp.	126,320	4,021,763
Hynix Semiconductor, Inc. (a)	671,360	9,930,832
Hyundai Department Store Co. Ltd.	83,737	7,974,675
Hyundai Engineering & Construction Co. Ltd.	207,250	11,400,097
Hyundai H&S Co. Ltd.	34,490	2,439,544
Hyundai Motor Co.	296,533	26,798,271
Hyundai Steel Co.	108,565	6,871,431
Industrial Bank of Korea (a)	774,580	9,349,377
KCC Corp.	14,976	4,301,389
Kia Motors Corp. (a)	668,110	9,887,418
Korea Exchange Bank	975,940	11,049,994
Korea Gas Corp.	164,662	6,922,297
KT&G Corp.	221,896	12,875,328
LG Corp.	178,695	10,086,532
LG Dacom Corp.	562,360	8,848,435
LG Home Shopping, Inc.	25,324	1,703,794
LG Innotek Co. Ltd.	36,623	3,295,777
LG Telecom Ltd.	1,538,590	11,485,218
NHN Corp. (a)	73,858	10,853,380
Nong Shim Co. Ltd.	22,123	4,380,600
ON*Media Corp. (a)	836,040	2,347,828
POSCO	48,921	20,199,894

	Shares	Value
Samsung C&T Corp.	205,976	$ 8,352,645
Samsung Electronics Co. Ltd.	145,784	87,401,474
Samsung Fire & Marine Insurance Co. Ltd.	73,177	13,274,791
Shinhan Financial Group Co. Ltd. (a)	674,977	25,515,389
STX Pan Ocean Co. Ltd. (Korea)	295,000	2,678,250
TOTAL KOREA (SOUTH)		372,905,929
Malaysia - 3.6%
Bumiputra-Commerce Holdings Bhd	3,255,100	11,809,293
Genting Malaysia Bhd	8,484,900	6,777,348
KLCC Property Holdings Bhd	5,090,200	4,862,560
Lafarge Malayan Cement Bhd	804,500	1,419,687
Malayan Banking Bhd	6,409,500	12,413,246
PLUS Expressways Bhd	10,645,900	10,261,778
Tenaga Nasional BHD	4,885,000	11,973,252
Top Glove Corp. Bhd	936,900	2,232,040
TOTAL MALAYSIA		61,749,204
Philippines - 0.6%
Ayala Land, Inc.	20,129,300	4,451,978
Bank of the Philippine Islands (BPI)	4,210,500	4,168,373
Megaworld Corp.	62,474,000	2,026,539
TOTAL PHILIPPINES		10,646,890
Singapore - 5.5%
Ascendas Real Estate Investment Trust (A-REIT)	6,417,000	8,338,642
City Developments Ltd.	1,096,000	7,676,933
Jardine Cycle & Carriage Ltd.	330,000	5,417,972
Keppel Corp. Ltd.	2,513,000	14,438,834
MobileOne Ltd.	4,396,000	5,436,836
Oversea-Chinese Banking Corp. Ltd.	4,924,406	26,530,407
Parkway Holdings Ltd.	1,958,000	3,490,280
Raffles Medical Group Ltd.	1,669,000	1,573,935
SembCorp Industries Ltd.	3,110,000	7,325,700
Singapore Exchange Ltd.	1,274,000	7,217,715
Wing Tai Holdings Ltd.	2,990,000	3,499,345
Yanlord Land Group Ltd.	2,809,000	4,493,674
TOTAL SINGAPORE		95,440,273
Taiwan - 15.8%
Advanced Semiconductor Engineering, Inc.	8,634,000	6,779,384
AU Optronics Corp.	16,965,460	14,987,958
Catcher Technology Co. Ltd.	502,800	1,212,619
China Steel Corp.	16,628,859	14,708,609
Chinatrust Financial Holding Co. Ltd.	18,001,334	10,772,508
Compal Electronics, Inc.	8,532,000	10,626,883
Coretronic Corp.	5,716,000	6,235,129
Formosa Plastics Corp.	9,530,000	18,211,062
Fubon Financial Holding Co. Ltd. (a)	13,640,000	15,078,806
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,622,350	37,548,240
Huaku Development Co. Ltd.	1,721,500	4,067,074
Common Stocks - continued
	Shares	Value
Taiwan - continued
Hung Poo Real Estate Development Co. Ltd.	1,310,447	$ 1,883,816
Kinsus Interconnect Technology Corp.	1,342,000	3,351,566
Lite-On Technology Corp.	4,586,000	6,017,471
Macronix International Co. Ltd.	12,358,000	6,240,804
MediaTek, Inc.	990,000	13,804,249
Novatek Microelectronics Corp.	1,429,000	3,211,881
Quanta Computer, Inc.	5,151,000	9,707,561
Silitech Technology Corp.	960,000	2,977,218
Taiwan Mobile Co. Ltd.	7,990,000	14,236,304
Taiwan Semiconductor Manufacturing Co. Ltd.	29,360,192	53,060,305
Tripod Technology Corp.	1,290,000	3,215,860
Unimicron Technology Corp.	2,849,000	3,238,511
Wistron Corp.	4,093,000	6,826,358
Yuanta Financial Holding Co. Ltd.	9,865,000	6,485,863
TOTAL TAIWAN		274,486,039
Thailand - 3.8%
Bangkok Bank Ltd. PCL:
NVDR	2,331,000	7,712,862
(For. Reg.)	440,900	1,479,884
Banpu PCL:
unit	602,600	7,776,181
(For. Reg.)	77,500	1,001,752
Big C Supercenter PCL unit	690,705	864,846
Kasikornbank PCL (For. Reg.)	1,413,000	3,428,029
National Finance PCL (For. Reg.)	8,649,200	5,009,648
Preuksa Real Estate PCL (For. Reg.)	3,937,800	1,806,106
PTT Chemical PCL	1,327,400	2,439,197
PTT PCL (For. Reg.)	1,440,900	10,167,405
Quality Houses PCL	40,166,000	2,952,321
Siam Cement PCL (For. Reg.)	1,220,600	7,568,100
Siam Commercial Bank PCL (For. Reg.)	3,563,200	8,092,891
TICON Industrial Connection PCL	1,149,250	332,941

	Shares	Value
TICON Industrial Connection PCL (For. Reg.)	5,746,250	$ 1,647,230
Total Access Communication PCL unit	3,349,400	3,867,032
TOTAL THAILAND		66,146,425
United Kingdom - 1.5%
HSBC Holdings PLC (Hong Kong) (Reg.)	1,347,200	14,877,196
Standard Chartered PLC (Hong Kong)	462,050	11,538,343
TOTAL UNITED KINGDOM		26,415,539
TOTAL COMMON STOCKS (Cost $1,678,359,617)		1,716,914,668
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.20% (d)	12,886,386	12,886,386
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	7,169,250	7,169,250
TOTAL MONEY MARKET FUNDS (Cost $20,055,636)		20,055,636
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,698,415,253)		1,736,970,304
NET OTHER ASSETS - 0.1%		1,570,599
NET ASSETS - 100%		$ 1,738,540,903
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 720,681
Fidelity Securities Lending Cash Central Fund	62,584
Total	$ 783,265
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
104 Corp.	$ 3,267,485	$ 2,257,035	$ 5,869,836	$ 231,671	$ -
Total	$ 3,267,485	$ 2,257,035	$ 5,869,836	$ 231,671	$ -
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Korea (South)	$ 372,905,929	$ -	$ 372,905,929	$ -
China	328,853,529	3,761,588	323,245,489	1,846,452
Hong Kong	301,389,420	-	301,389,420	-
Taiwan	274,486,039	-	274,486,039	-
Singapore	95,440,273	-	95,440,273	-
Cayman Islands	76,482,248	9,104,142	67,378,106	-
Thailand	66,146,425	-	66,146,425	-
Malaysia	61,749,204	-	61,749,204	-
Indonesia	57,331,615	-	57,331,615	-
Other	82,129,986	14,845,477	67,284,509	-
Money Market Funds	20,055,636	20,055,636	-	-
Total Investments in Securities:	$ 1,736,970,304	$ 47,766,843	$ 1,687,357,009	$ 1,846,452
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 39,436,680
Total Realized Gain (Loss)	(68,544,405)
Total Unrealized Gain (Loss)	56,850,449
Cost of Purchases	11,990,932
Proceeds of Sales	(37,887,204)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 1,846,452
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 152,981

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $529,066,735 all of which will expire on October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $6,812,967) - See accompanying schedule: Unaffiliated issuers (cost $1,678,359,617)	$ 1,716,914,668
Fidelity Central Funds (cost $20,055,636)	20,055,636
Total Investments (cost $1,698,415,253)		$ 1,736,970,304
Foreign currency held at value (cost $4,160,159)		4,160,164
Receivable for investments sold		25,333,601
Receivable for fund shares sold		3,557,243
Dividends receivable		578,035
Distributions receivable from Fidelity Central Funds		6,464
Prepaid expenses		10,889
Other receivables		1,004,179
Total assets		1,771,620,879

Liabilities
Payable for investments purchased	$ 21,168,309
Payable for fund shares redeemed	3,372,717
Accrued management fee	663,127
Other affiliated payables	492,620
Other payables and accrued expenses	213,953
Collateral on securities loaned, at value	7,169,250
Total liabilities		33,079,976

Net Assets		$ 1,738,540,903
Net Assets consist of:
Paid in capital		$ 2,195,754,509
Undistributed net investment income		29,331,095
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(525,082,506)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		38,537,805
Net Assets		$ 1,738,540,903

Statement of Assets and Liabilities - continued

October 31, 2009
Southeast Asia: Net Asset Value, offering price and redemption price per share ($1,736,851,563 ÷ 72,430,407 shares)	$ 23.98

Class F: Net Asset Value, offering price and redemption price per share ($1,689,340 ÷ 70,391 shares)	$ 24.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends (including $231,671 earned from other affiliated issuers)		$ 53,562,248
Special dividends		12,281,415
Interest		1,705
Income from Fidelity Central Funds		783,265
		66,628,633
Less foreign taxes withheld		(4,820,943)
Total income		61,807,690
Expenses
Management fee Basic fee	$ 11,438,307
Performance adjustment	147,644
Transfer agent fees	4,901,080
Accounting and security lending fees	717,068
Custodian fees and expenses	826,262
Independent trustees' compensation	11,622
Registration fees	40,979
Audit	80,447
Legal	8,148
Interest	932
Miscellaneous	39,295
Total expenses before reductions	18,211,784
Expense reductions	(2,261,354)	15,950,430
Net investment income (loss)		45,857,260
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(439,565,235)
Other affiliated issuers	(2,864,540)
Foreign currency transactions	(3,739,806)
Futures contracts	1,069,433
Total net realized gain (loss)		(445,100,148)
Change in net unrealized appreciation (depreciation) on: Investment securities	826,902,552
Assets and liabilities in foreign currencies	63,177
Total change in net unrealized appreciation (depreciation)		826,965,729
Net gain (loss)		381,865,581
Net increase (decrease) in net assets resulting from operations		$ 427,722,841

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 45,857,260	$ 49,720,332
Net realized gain (loss)	(445,100,148)	(49,130,625)
Change in net unrealized appreciation (depreciation)	826,965,729	(3,186,840,853)
Net increase (decrease) in net assets resulting from operations	427,722,841	(3,186,251,146)
Distributions to shareholders from net investment income	(16,525,195)	(35,424,593)
Distributions to shareholders from net realized gain	-	(365,645,497)
Total distributions	(16,525,195)	(401,070,090)
Share transactions - net increase (decrease)	(278,686,790)	(1,106,904,481)
Redemption fees	397,870	5,921,400
Total increase (decrease) in net assets	132,908,726	(4,688,304,317)
Net Assets
Beginning of period	1,605,632,177	6,293,936,494
End of period (including undistributed net investment income of $29,331,095 and undistributed net investment income of $22,071,165, respectively)	$ 1,738,540,903	$ 1,605,632,177

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Southeast Asia

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.50	$ 49.39	$ 25.59	$ 18.70	$ 14.87
Income from Investment Operations
Net investment income (loss) B	.58 E	.44	.33	.33	.30
Net realized and unrealized gain (loss)	5.09	(28.21)	24.95	7.23	3.66
Total from investment operations	5.67	(27.77)	25.28	7.56	3.96
Distributions from net investment income	(.20)	(.28)	(.23)	(.26)	(.14)
Distributions from net realized gain	-	(2.89)	(1.29)	(.43)	-
Total distributions	(.20)	(3.17)	(1.52)	(.69)	(.14)
Redemption fees added to paid in capital B	.01	.05	.04	.02	.01
Net asset value, end of period	$ 23.98	$ 18.50	$ 49.39	$ 25.59	$ 18.70
Total Return A	31.08%	(59.64)%	104.22%	41.50%	26.84%
Ratios to Average Net Assets C,F
Expenses before reductions	1.14%	1.18%	1.08%	1.21%	1.20%
Expenses net of fee waivers, if any	1.14%	1.18%	1.08%	1.21%	1.20%
Expenses net of all reductions	.99%	1.04%	.98%	1.04%	1.09%
Net investment income (loss)	2.86% E	1.34%	.96%	1.44%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,736,852	$ 1,605,632	$ 6,293,936	$ 1,592,948	$ 783,765
Portfolio turnover rate D	220%	147%	72%	100%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class F

Period ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 21.76
Income from Investment Operations
Net investment income (loss) D	.04
Net realized and unrealized gain (loss)	2.20
Total from investment operations	2.24
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 24.00
Total Return B,C	10.29%
Ratios to Average Net Assets E,H
Expenses before reductions	.83% A
Expenses net of fee waivers, if any	.83% A
Expenses net of all reductions	.69% A
Net investment income (loss)	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,689
Portfolio turnover rate F	220%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Southeast Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares and the existing class was designated Southeast Asia on June 26, 2009. The Fund offers Southeast Asia and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 99,178,233
Gross unrealized depreciation	(85,344,975)
Net unrealized appreciation (depreciation)	$ 13,833,258

Tax Cost	$ 1,723,137,046

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 58,037,425
Capital loss carryforward	$ (529,066,735)
Net unrealized appreciation (depreciation)	$ 13,850,504

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 16,525,195	$ 237,858,086
Long-term Capital Gains	-	163,212,004
Total	$ 16,525,195	$ 401,070,090

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 1,069,433	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 1,069,433	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $1,069,433 for futures contracts.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,306,978,009 and $3,436,911,744, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Southeast Asia, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Southeast Asia	$ 4,901,080.31

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $899 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 87,155,000	0.38%	$ 932

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,388 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $62,584.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,255,630 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,724.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Southeast Asia	$ 16,525,195	$ 35,424,593
From net realized gain
Southeast Asia	$ -	$ 365,645,497

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 A	2008	2009 A	2008
Southeast Asia
Shares sold	13,882,017	40,747,607	$ 285,662,683	$ 1,476,163,760
Reinvestment of distributions	910,020	9,350,739	15,822,870	382,538,765
Shares redeemed	(29,172,062)	(90,730,727)	(581,908,544)	(2,965,607,006)
Net increase (decrease)	(14,380,025)	(40,632,381)	$ (280,422,991)	$ (1,106,904,481)
Class F
Shares sold	71,921	-	$ 1,774,629	$ -
Shares redeemed	(1,530)	-	(38,428)	-
Net increase (decrease)	70,391	-	$ 1,736,201	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund,

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund,

Fidelity Southeast Asia Fund,

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust (the Trust) including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund	12/07/09	12/04/09	$0.468	$0.00
Fidelity China Region Fund	12/07/09	12/04/09	$0.209	$0.065
Fidelity Emerging Markets Fund	12/07/09	12/04/09	$0.116	$0.135
Fidelity Europe Fund	11/30/09	11/27/09	$0.520	$0.00
Fidelity Europe Capital Appreciation Fund	12/07/09	12/04/09	$0.32	$0.00
Fidelity Japan Fund	12/07/09	12/04/09	$0.07	$0.10
Fidelity Japan Smaller Companies Fund	12/07/09	12/04/09	$0.03	$0.12
Fidelity Latin America Fund	12/07/09	12/04/09	$0.60	$0.39
Fidelity Nordic Fund	12/07/09	12/04/09	$0.34	$0.00
Fidelity Pacific Basin Fund	12/07/09	12/04/09	$0.15	$0.70
Fidelity Southeast Asia Fund	12/07/09	12/04/09	$0.427	$0.40

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 5, 2008	December 30, 2008
Fidelity Canada Fund	60%	47%
Fidelity China Region Fund	52%	-
Fidelity Emerging Markets Fund	99%	-
Fidelity Europe Fund	98%	-
Fidelity Europe Capital Appreciation Fund	94%	-
Fidelity Japan Fund	100%	-
Fidelity Japan Smaller Companies Fund	98%	-
Fidelity Latin America Fund	94%	72%
Fidelity Nordic Fund	70%	-
Fidelity Pacific Basin Fund	42%	-
Fidelity Southeast Asia Fund	23%	23%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund	12/08/2008	$0.202	$0.074
Fidelity Canada Fund	12/31/2008	$0.015	$0.000
Fidelity China Region Fund	12/08/2008	$0.243	$0.0718
Fidelity Emerging Markets Fund	12/08/2008	$0.334	$0.0937
Fidelity Europe Fund	12/08/2008	$0.615	$0.0568
Fidelity Europe Capital Appreciation Fund	12/08/2008	$0.547	$0.0338
Fidelity Japan Fund	12/08/2008	$0.105	$0.0141
Fidelity Japan Smaller Companies Fund	12/08/2008	$0.059	$0.0086
Fidelity Latin America Fund	12/08/2008	$0.459	$0.1088
Fidelity Latin America Fund	12/31/2008	$0.110	$0.000
Fidelity Nordic Fund	12/08/2008	$1.122	$0.113
Fidelity Pacific Basin Fund	12/08/2008	$0.100	$0.0295
Fidelity Southeast Asia Fund	12/08/2008	$0.286	$0.1063
Fidelity Southeast Asia Fund	12/31/2008	$0.015	$0.000

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance (Canada Fund). The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity Canada (retail class) and Class B of the fund, and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Fidelity Canada (retail class) and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity Canada Fund

The Board stated that the investment performance of Fidelity Canada (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Canada (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (China Region Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund). The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance (for the retail class, in the case of China Region Fund), as well as each fund's relative investment performance (for the retail class, in the case of China Region Fund) measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor classes of China Region Fund had less than one year of performance as of December 31, 2008, and Southeast Asia Fund did not offer Class F as of December 31, 2008.)

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity China Region Fund

The Board stated that the investment performance of Fidelity China Region (retail class) of the fund compared favorably to its benchmark for all the periods shown.

Fidelity Japan Smaller Companies Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Fidelity Latin America Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Nordic Fund

The Board stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return compared favorably to its benchmark. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Pacific Basin Fund

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Southeast Asia Fund

The Board stated that the investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

The Board also considered that each of Pacific Basin Fund's and Southeast Asia Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. For each of Japan Smaller Companies Fund and Pacific Basin Fund, the Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it exceeded the fund's benchmark. For each of China Region Fund, Latin America Fund, Nordic Fund, and Southeast Asia Fund, the Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it was lower than the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (Emerging Markets Fund, Europe Fund, and Europe Capital Appreciation Fund). The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance (for the retail class, in the case of Emerging Markets Fund), as well as each fund's relative investment performance (for the retail class, in the case of Emerging Markets Fund) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of Emerging Markets Fund had less than one year of performance as of December 31, 2008, and Europe Fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund (or the retail class, in the case of Emerging Markets Fund).

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Emerging Markets (retail class) of the fund was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Europe Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark.

Fidelity Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that each of Europe Fund's and Europe Capital Appreciation Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. For each of Europe Fund and Europe Capital Appreciation Fund, the Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it exceeded the fund's benchmark. For Emerging Markets Fund, the Board reviewed the year-to-date performance of Fidelity Emerging Markets (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (Japan Fund). The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the third quartile for the one-year period, the second quartile for the three-year period and the first quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses (Canada Fund, China Region Fund, and Emerging Markets Fund). The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group". The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 16% would mean that 84% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Canada Fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Canada (retail class) of Canada Fund ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expenses of each class of China Region Fund and Emerging Markets Fund ranked below its competitive median for the 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Competitiveness of Management Fee and Total Fund Expenses (Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund). The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Japan Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 16% would mean that 84% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Fidelity Europe Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Fidelity Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Fidelity Nordic Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders of Pacific Basin Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2001. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2001 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2004 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Southeast Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the management contracts for Europe Fund, Japan Fund and Southeast Asia Fund, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Europe Fund's, Europe Capital Appreciation Fund's, Japan Fund's, Pacific Basin Fund's, and Southeast Asia Fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Emerging Markets Fund, Japan Fund, Pacific Basin Fund

Brown Brothers Harriman & Co.
Boston, MA

China Region Fund, Latin America Fund, Nordic Fund

The Bank of New York Mellon
New York, NY

Canada Fund, Europe Fund

The Northern Trust Company
Chicago, IL

Europe Capital Appreciation Fund, Japan Smaller Companies Fund, Southeast Asia Fund

Fidelity's International Equity Funds

Canada Fund

China Region Fund

Diversified International Fund

Emerging Europe, Middle East, Africa (EMEA) Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

Global Commodity Stock Fund

International Capital Appreciation

International Discovery Fund

International Growth Fund

International Small Cap Fund

International Small Cap Opportunities Fund

International Value Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Total International Equity

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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Automated line for quickest service

TIF-UANN-1209
1.888176.101

Fidelity Advisor
Canada Fund
Class A, Class T, Class B, and Class C

Annual Report

October 31, 2009

Class A, Class T, Class B, and Class C are
classes of Fidelity® Canada Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	9.41%	7.57%	11.82%
Class T (incl. 3.50% sales charge) B	11.72%	7.94%	12.01%
Class B (incl. contingent deferred sales charge) C	10.22%	8.14%	12.27%
Class C (incl. contingent deferred sales charge) D	14.22%	8.44%	12.27%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Canada Fund - Class A on October 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period. The initial offering of Class A took place on May 2, 2007. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. In North America, a strong Canadian dollar and the power of surging energy and materials sectors led Canadian equities to climb, as the S&P/TSX Composite Index returned 30.63%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. In Europe, the MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Douglas Lober, Portfolio Manager of Fidelity Advisor Canada Fund: The fund's Class A, Class T, Class B and Class C shares returned 16.08%, 15.77%, 15.22% and 15.22% respectively (excluding sales charges) for the year, lagging the S&P/TSX index. Although the fund's portfolio of higher-quality, larger-capitalization stocks enabled it to post a solid positive return, the period's market rally reserved the highest returns for many of the lowest-quality stocks. The fund's conservative positioning served it well when markets declined during 2008. With no improvement in business fundamentals, however, I stayed with this strategy, which hurt as markets rose. The fund's 3% stake in cash and 5% position in U.S. equities also dampened relative results. Poor stock selection within the energy, materials and financials sectors detracted the most. Major performance drags included oil company Canadian Natural Resources, an underweighting in strong-performing Canadian Imperial Bank of Commerce, BlackBerry maker Research In Motion, gold producer Agnico-Eagle Mines and telephone company BCE. Winners included gold-mining company Goldcorp, software services firm CGI Group, an underweighting in oil and gas producer Penn West Energy Trust and no exposure to insurance firm and index component Power Financial.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2009, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.39%
Actual		$ 1,000.00	$ 1,222.80	$ 7.79
Hypothetical A		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.68%
Actual		$ 1,000.00	$ 1,221.20	$ 9.41
Hypothetical A		$ 1,000.00	$ 1,016.74	$ 8.54
Class B	2.18%
Actual		$ 1,000.00	$ 1,218.10	$ 12.19
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07
Class C	2.17%
Actual		$ 1,000.00	$ 1,218.20	$ 12.13
Hypothetical A		$ 1,000.00	$ 1,014.27	$ 11.02
Canada	1.11%
Actual		$ 1,000.00	$ 1,224.50	$ 6.22
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,224.60	$ 6.50
Hypothetical A		$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Canada

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Canada	96.6%
United States of America	3.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Canada	89.1%
United States of America	10.4%
Netherlands Antilles	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	95.8
Short-Term Investments and Net Other Assets	2.4	4.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	6.3	5.8
Toronto-Dominion Bank (Commercial Banks)	5.6	5.6
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5.3	3.4
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	3.9	3.8
EnCana Corp. (Oil, Gas & Consumable Fuels)	3.5	3.6
Goldcorp, Inc. (Metals & Mining)	3.3	2.6
Barrick Gold Corp. (Metals & Mining)	3.0	2.9
Potash Corp. of Saskatchewan, Inc. (Chemicals)	2.9	3.0
Bank of Nova Scotia (Commercial Banks)	2.9	2.9
Bank of Montreal (Commercial Banks)	2.7	2.1
	39.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.9	30.0
Energy	27.8	26.3
Materials	19.5	14.9
Industrials	5.3	6.2
Consumer Discretionary	5.2	2.3
Information Technology	4.1	6.2
Telecommunication Services	3.7	5.4
Consumer Staples	2.5	3.3
Health Care	0.8	0.4
Utilities	0.8	0.8

Annual Report

Canada

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
CONSUMER DISCRETIONARY - 5.2%
Distributors - 0.1%
Uni-Select, Inc.	100,000	$ 2,483,262
Hotels, Restaurants & Leisure - 1.2%
Tim Hortons, Inc.	1,410,300	40,151,241
Media - 2.6%
Astral Media, Inc. Class A (non-vtg.)	240,000	7,101,261
Corus Entertainment, Inc. Class B (non-vtg.)	500,000	8,214,434
Quebecor, Inc. Class B (sub. vtg.)	400,000	8,167,336
Shaw Communications, Inc. Class B	1,000,000	17,777,162
Thomson Reuters Corp. (c)	1,400,000	44,501,085
		85,761,278
Multiline Retail - 0.6%
Canadian Tire Ltd. Class A (non-vtg.)	200,000	10,101,122
Dollarama, Inc.	400,000	7,129,335
Dollarama, Inc. (a)(d)	91,000	1,621,924
		18,852,381
Specialty Retail - 0.0%
RONA, Inc. (a)	100,000	1,367,687
Textiles, Apparel & Luxury Goods - 0.7%
Gildan Activewear, Inc. (a)	1,300,000	22,882,209
TOTAL CONSUMER DISCRETIONARY		171,498,058
CONSUMER STAPLES - 2.5%
Beverages - 0.3%
Cott Corp. (a)	250,000	1,976,266
The Coca-Cola Co.	150,000	7,996,500
		9,972,766
Food & Staples Retailing - 1.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	2,050,000	35,950,963
George Weston Ltd.	80,000	4,075,172
Shoppers Drug Mart Corp.	200,000	7,940,158
		47,966,293
Food Products - 0.7%
General Mills, Inc.	130,000	8,569,600
Viterra, Inc. (a)(c)	1,509,300	14,356,365
		22,925,965
TOTAL CONSUMER STAPLES		80,865,024
ENERGY - 27.8%
Energy Equipment & Services - 0.1%
Ensign Energy Services, Inc.	100,000	1,433,255
Precision Drilling Trust	400,000	2,593,157
		4,026,412
Oil, Gas & Consumable Fuels - 27.7%
ARC Energy Trust unit	200,000	3,603,454
Baytex Energy Trust	100,000	2,447,246

	Shares	Value
Cameco Corp.	1,250,000	$ 34,815,533
Canadian Natural Resources Ltd.	1,975,000	128,073,602
Canadian Oil Sands Trust	600,000	16,168,444
Crescent Point Energy Corp.	800,000	27,187,514
Crescent Point Energy Corp. (d)	83,400	2,834,298
Enbridge, Inc.	1,728,900	67,201,737
EnCana Corp.	2,100,000	116,359,607
Enerplus Resources Fund Series G	200,000	4,358,868
Imperial Oil Ltd.	900,000	33,827,400
Keyera Facilities Income Fund	850,000	15,573,718
Nexen, Inc.	1,600,000	34,398,116
Niko Resources Ltd.	390,000	31,550,076
Pacific Rubiales Energy Corp. (a)(c)	900,000	10,946,114
Penn West Energy Trust	800,000	13,261,301
PetroBakken Energy Ltd. Class A	872,978	25,169,112
Petrobank Energy & Resources Ltd. (a)	600,000	26,230,780
Progress Energy Resources Corp.	700,000	8,946,761
Suncor Energy, Inc.	5,307,600	176,062,236
Talisman Energy, Inc.	4,200,000	71,599,945
TransCanada Corp.	2,100,000	64,308,076
		914,923,938
TOTAL ENERGY		918,950,350
FINANCIALS - 27.9%
Capital Markets - 0.7%
CI Financial Corp.	100,000	1,762,940
IGM Financial, Inc.	550,000	19,580,274
		21,343,214
Commercial Banks - 19.7%
Bank of Montreal	1,909,300	88,266,665
Bank of Nova Scotia	2,300,000	96,112,112
Canadian Imperial Bank of Commerce	334,600	19,157,963
National Bank of Canada	1,000,000	52,075,541
Royal Bank of Canada	4,140,000	209,513,780
Toronto-Dominion Bank	3,265,000	185,977,005
		651,103,066
Diversified Financial Services - 0.3%
Onex Corp. (sub. vtg.)	300,000	6,762,710
TMX Group, Inc.	145,000	3,883,271
		10,645,981
Insurance - 5.2%
Fairfax Financial Holdings Ltd. (sub. vtg.)	80,800	28,882,353
Intact Financial Corp.	150,000	4,557,418
Intact Financial Corp. (d)	241,100	7,325,290
Manulife Financial Corp.	3,400,000	63,739,207
Power Corp. of Canada (sub. vtg.)	1,400,000	32,968,555
Sun Life Financial, Inc.	1,200,000	33,168,029
		170,640,852
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.2%
H&R Real Estate Investment Trust/H&R Finance Trust	50,000	$ 606,270
RioCan (REIT)	350,000	5,927,876
		6,534,146
Real Estate Management & Development - 1.2%
Brookfield Asset Management, Inc. Class A (c)	1,950,000	41,130,350
Thrifts & Mortgage Finance - 0.6%
Genworth MI Canada, Inc.	300,000	6,732,234
Home Capital Group, Inc.	350,000	11,797,571
		18,529,805
TOTAL FINANCIALS		919,927,414
HEALTH CARE - 0.8%
Health Care Providers & Services - 0.2%
Medco Health Solutions, Inc. (a)	150,000	8,418,000
Health Care Technology - 0.5%
SXC Health Solutions Corp. (a)	360,000	16,519,740
Pharmaceuticals - 0.1%
Biovail Corp.	150,000	2,022,441
TOTAL HEALTH CARE		26,960,181
INDUSTRIALS - 5.3%
Aerospace & Defense - 0.9%
Bombardier, Inc. Class B (sub. vtg.)	6,200,000	25,135,522
CAE, Inc.	400,000	3,114,005
		28,249,527
Airlines - 0.0%
WestJet Airlines Ltd. (a)	100,000	1,013,991
Commercial Services & Supplies - 0.2%
IESI-BFC Ltd.	500,000	6,418,248
Ritchie Brothers Auctioneers, Inc. (c)	83,920	1,839,526
		8,257,774
Construction & Engineering - 0.9%
SNC-Lavalin Group, Inc.	715,000	28,887,888
Road & Rail - 3.1%
Canadian National Railway Co.	1,670,000	80,658,448
Canadian Pacific Railway Ltd.	500,000	21,655,816
		102,314,264
Trading Companies & Distributors - 0.2%
Finning International, Inc.	500,000	7,369,442
TOTAL INDUSTRIALS		176,092,886
INFORMATION TECHNOLOGY - 4.1%
Communications Equipment - 1.8%
Research In Motion Ltd. (a)	1,040,000	61,079,209

	Shares	Value
Computers & Peripherals - 0.3%
Apple, Inc. (a)	50,000	$ 9,425,000
Electronic Equipment & Components - 0.1%
Celestica, Inc. (sub. vtg.) (a)	450,000	3,706,885
Internet Software & Services - 0.7%
Open Text Corp. (a)	600,000	22,385,372
IT Services - 1.2%
CGI Group, Inc. Class A (sub. vtg.) (a)	3,290,000	40,166,043
TOTAL INFORMATION TECHNOLOGY		136,762,509
MATERIALS - 19.5%
Chemicals - 4.2%
Agrium, Inc.	580,000	26,963,291
Methanex Corp.	900,000	15,509,073
Potash Corp. of Saskatchewan, Inc.	1,035,000	96,450,893
		138,923,257
Metals & Mining - 15.3%
Agnico-Eagle Mines Ltd. (Canada)	624,700	33,229,644
Barrick Gold Corp.	2,780,000	100,021,979
Eldorado Gold Corp. (a)	1,600,000	17,819,643
First Quantum Minerals Ltd.	250,000	17,089,163
Goldcorp, Inc.	3,000,000	110,209,170
HudBay Minerals, Inc. (a)	300,000	3,881,424
IAMGOLD Corp.	1,000,000	13,252,066
Inmet Mining Corp.	250,000	13,238,214
Ivanhoe Mines Ltd. (a)	1,400,000	15,075,034
Kinross Gold Corp.	2,150,000	39,908,575
Lundin Mining Corp. (a)	500,000	2,008,588
Osisko Mining Corp. (a)	400,000	2,696,588
Red Back Mining, Inc. (a)	100,000	1,294,732
Silver Wheaton Corp. (a)	1,775,900	22,304,327
Teck Resources Ltd. Class B (sub. vtg.) (a)	2,850,000	82,669,345
Yamana Gold, Inc.	2,700,000	28,624,463
		503,322,955
Paper & Forest Products - 0.0%
Sino-Forest Corp. (a)	100,000	1,406,474
TOTAL MATERIALS		643,652,686
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.8%
BCE, Inc.	2,300,000	54,990,996
Bell Aliant Regional Communication Income Fund	100,000	2,484,185
		57,475,181
Wireless Telecommunication Services - 1.9%
Rogers Communications, Inc. Class B (non-vtg.)	2,150,000	63,039,664
TOTAL TELECOMMUNICATION SERVICES		120,514,845
Common Stocks - continued
	Shares	Value
UTILITIES - 0.8%
Electric Utilities - 0.6%
Fortis, Inc.	800,000	$ 18,691,416
Multi-Utilities - 0.2%
Canadian Utilities Ltd. Class A (non-vtg.)	225,000	8,005,957
TOTAL UTILITIES		26,697,373
TOTAL COMMON STOCKS (Cost $3,025,366,159)		3,221,921,326
Money Market Funds - 0.7%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e) (Cost $22,963,420)	22,963,420	22,963,420
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.05%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $10,499,000)	$ 10,499,048	10,499,000
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $3,058,828,579)		3,255,383,746
NET OTHER ASSETS - 1.4%		45,236,513
NET ASSETS - 100%		$ 3,300,620,259
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,781,512 or 0.4% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$10,499,000 due 11/02/09 at 0.05%
BNP Paribas Securities Corp.	$ 1,935,652
Banc of America Securities LLC	1,981,474
Barclays Capital, Inc.	5,806,957
Deutsche Bank Securities, Inc.	774,917
$ 10,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 606,837
Fidelity Securities Lending Cash Central Fund	2,948,896
Total	$ 3,555,733
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy with the exception of Repurchase Agreements which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $260,471,096 of which $109,546,724 and $150,924,372 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $21,614,198 and repurchase agreements of $10,499,000) - See accompanying schedule: Unaffiliated issuers (cost $3,035,865,159)	$ 3,232,420,326
Fidelity Central Funds (cost $22,963,420)	22,963,420
Total Investments (cost $3,058,828,579)		$ 3,255,383,746
Foreign currency held at value (cost $1,053,639)		1,053,399
Receivable for investments sold		135,488,138
Receivable for fund shares sold		4,546,724
Dividends receivable		4,627,774
Distributions receivable from Fidelity Central Funds		306,357
Prepaid expenses		20,607
Other receivables		363,475
Total assets		3,401,790,220

Liabilities
Payable to custodian bank	$ 1,632,878
Payable for investments purchased	61,175,379
Payable for fund shares redeemed	5,044,542
Accrued management fee	2,024,250
Distribution fees payable	53,105
Notes payable to affliates	7,273,000
Other affiliated payables	883,229
Other payables and accrued expenses	120,158
Collateral on securities loaned, at value	22,963,420
Total liabilities		101,169,961

Net Assets		$ 3,300,620,259
Net Assets consist of:
Paid in capital		$ 3,419,053,592
Undistributed net investment income		26,298,051
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(340,971,696)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		196,240,312
Net Assets		$ 3,300,620,259

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($83,014,893 ÷ 1,876,310 shares)	$ 44.24

Maximum offering price per share (100/94.25 of $44.24)	$ 46.94
Class T: Net Asset Value and redemption price per share ($17,727,268 ÷ 401,880 shares)	$ 44.11

Maximum offering price per share (100/96.50 of $44.11)	$ 45.71
Class B: Net Asset Value and offering price per share ($7,283,295 ÷ 166,758 shares)A	$ 43.68

Class C: Net Asset Value and offering price per share ($24,847,882 ÷ 569,904 shares)A	$ 43.60

Canada: Net Asset Value, offering price and redemption price per share ($3,149,790,916 ÷ 70,843,028 shares)	$ 44.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($17,956,005 ÷ 404,530 shares)	$ 44.39

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 73,930,160
Interest		5,115
Income from Fidelity Central Funds		3,555,733
		77,491,008
Less foreign taxes withheld		(10,658,424)
Total income		66,832,584

Expenses
Management fee Basic fee	$ 20,061,152
Performance adjustment	2,758,360
Transfer agent fees	8,292,313
Distribution fees	441,822
Accounting and security lending fees	1,227,319
Custodian fees and expenses	214,073
Independent trustees' compensation	20,026
Registration fees	146,592
Audit	72,676
Legal	14,151
Interest	1,585
Miscellaneous	63,440
Total expenses before reductions	33,313,509
Expense reductions	(925,110)	32,388,399
Net investment income (loss)		34,444,185
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(173,899,305)
Foreign currency transactions	(348,730)
Futures contracts	3,069,145
Total net realized gain (loss)		(171,178,890)
Change in net unrealized appreciation (depreciation) on: Investment securities	538,225,902
Assets and liabilities in foreign currencies	(281,421)
Total change in net unrealized appreciation (depreciation)		537,944,481
Net gain (loss)		366,765,591
Net increase (decrease) in net assets resulting from operations		$ 401,209,776

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,444,185	$ 46,066,725
Net realized gain (loss)	(171,178,890)	(175,687,217)
Change in net unrealized appreciation (depreciation)	537,944,481	(2,181,002,870)
Net increase (decrease) in net assets resulting from operations	401,209,776	(2,310,623,362)
Distributions to shareholders from net investment income	(10,179,804)	(28,915,979)
Distributions to shareholders from net realized gain	-	(235,022,630)
Total distributions	(10,179,804)	(263,938,609)
Share transactions - net increase (decrease)	30,108,212	507,012,286
Redemption fees	779,120	3,308,433
Total increase (decrease) in net assets	421,917,304	(2,064,241,252)
Net Assets
Beginning of period	2,878,702,955	4,942,944,207
End of period (including undistributed net investment income of $26,298,051 and undistributed net investment income of $26,382,786, respectively)	$ 3,300,620,259	$ 2,878,702,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 38.20	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.38	.39	.19
Net realized and unrealized gain (loss)	5.72	(28.71)	15.96
Total from investment operations	6.10	(28.32)	16.15
Distributions from net investment income	(.07)	(.41)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	(.07)	(3.68)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 44.24	$ 38.20	$ 70.16
Total Return B,C,D	16.08%	(42.23)%	29.93%
Ratios to Average Net Assets F,I
Expenses before reductions	1.42%	1.34%	1.23% A
Expenses net of fee waivers, if any	1.42%	1.34%	1.23% A
Expenses net of all reductions	1.39%	1.31%	1.22% A
Net investment income (loss)	.98%	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,015	$ 56,242	$ 20,912
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 38.10	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.27	.23	.09
Net realized and unrealized gain (loss)	5.73	(28.66)	15.99
Total from investment operations	6.00	(28.43)	16.08
Distributions from net investment income	-	(.33)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	-	(3.60)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 44.11	$ 38.10	$ 70.09
Total Return B,C,D	15.77%	(42.40)%	29.80%
Ratios to Average Net Assets F,I
Expenses before reductions	1.70%	1.63%	1.48% A
Expenses net of fee waivers, if any	1.70%	1.63%	1.48% A
Expenses net of all reductions	1.67%	1.60%	1.47% A
Net investment income (loss)	.71%	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,727	$ 14,963	$ 14,522
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 37.91	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.08	(.06)	(.06)
Net realized and unrealized gain (loss)	5.68	(28.54)	15.93
Total from investment operations	5.76	(28.60)	15.87
Distributions from net investment income	-	(.14)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	-	(3.41)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 43.68	$ 37.91	$ 69.88
Total Return B,C,D	15.22%	(42.68)%	29.41%
Ratios to Average Net Assets F,I
Expenses before reductions	2.19%	2.13%	2.00% A
Expenses net of fee waivers, if any	2.19%	2.13%	2.00% A
Expenses net of all reductions	2.16%	2.10%	1.99% A
Net investment income (loss)	.21%	(.10)%	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,283	$ 5,615	$ 4,078
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 37.84	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.09	(.05)	(.04)
Net realized and unrealized gain (loss)	5.66	(28.52)	15.94
Total from investment operations	5.75	(28.57)	15.90
Distributions from net investment income	-	(.27)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	-	(3.54)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 43.60	$ 37.84	$ 69.91
Total Return B,C,D	15.22%	(42.69)%	29.46%
Ratios to Average Net Assets F,I
Expenses before reductions	2.18%	2.13%	1.99% A
Expenses net of fee waivers, if any	2.18%	2.13%	1.99% A
Expenses net of all reductions	2.15%	2.10%	1.97% A
Net investment income (loss)	.22%	(.10)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,848	$ 16,716	$ 8,752
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 38.37	$ 70.25	$ 49.48	$ 39.14	$ 31.87
Income from Investment Operations
Net investment income (loss) B	.48	.58	.52	.34	.20
Net realized and unrealized gain (loss)	5.74	(28.83)	21.62	10.15	7.12
Total from investment operations	6.22	(28.25)	22.14	10.49	7.32
Distributions from net investment income	(.14)	(.40)	(.36)	(.16)	(.08)
Distributions from net realized gain	-	(3.27)	(1.03)	(.01)	-
Total distributions	(.14)	(3.67)	(1.39)	(.17)	(.08)
Redemption fees added to paid in capital B	.01	.04	.02	.02	.03
Net asset value, end of period	$ 44.46	$ 38.37	$ 70.25	$ 49.48	$ 39.14
Total Return A	16.40%	(42.06)%	46.03%	26.93%	23.11%
Ratios to Average Net Assets C,E
Expenses before reductions	1.17%	1.03%	.96%	1.00%	1.08%
Expenses net of fee waivers, if any	1.17%	1.03%	.96%	1.00%	1.08%
Expenses net of all reductions	1.13%	1.00%	.94%	.97%	1.04%
Net investment income (loss)	1.24%	1.00%	.94%	.74%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,149,791	$ 2,776,298	$ 4,890,617	$ 3,136,927	$ 1,722,516
Portfolio turnover rate D	123%	63%	42%	50%	24%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 38.31	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.49	.52	.25
Net realized and unrealized gain (loss)	5.72	(28.78)	15.99
Total from investment operations	6.21	(28.26)	16.24
Distributions from net investment income	(.14)	(.45)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	(.14)	(3.72)	-
Redemption fees added to paid in capital D	.01	.04	.01
Net asset value, end of period	$ 44.39	$ 38.31	$ 70.25
Total Return B,C	16.40%	(42.11)%	30.09%
Ratios to Average Net Assets E,H
Expenses before reductions	1.17%	1.11%	1.01% A
Expenses net of fee waivers, if any	1.17%	1.11%	1.01% A
Expenses net of all reductions	1.14%	1.08%	.99% A
Net investment income (loss)	1.23%	.92%	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,956	$ 8,870	$ 4,064
Portfolio turnover rate F	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Canada, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 363,468,397
Gross unrealized depreciation	(247,414,070)
Net unrealized appreciation (depreciation)	$ 116,054,327

Tax Cost	$ 3,139,329,419

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,298,251
Capital loss carryforward	$ (260,471,096)
Net unrealized appreciation (depreciation)	$ 115,739,712

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 10,179,804	$ 73,476,845
Long-term Capital Gains	-	190,461,764
Total	$ 10,179,804	$ 263,938,609

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Annual Report

Notes to Financial Statements - continued

5. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 3,069,145	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 3,069,145	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $3,069,145 for futures contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,390,397,181 and $3,368,325,269, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Canada, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 147,305	$ 6,178
Class T	.25%	.25%	71,818	560
Class B	.75%	.25%	57,741	43,385
Class C	.75%	.25%	164,958	65,582
			$ 441,822	$ 115,705

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 63,773
Class T	7,987
Class B*	16,151
Class C*	10,081
$ 97,992

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 178,893.30
Class T	47,042.33
Class B	18,791.32
Class C	52,407.32
Canada	7,962,759.29
Institutional Class	32,421.30
	$ 8,292,313

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,692 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affliliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,085,133.44%		$ 1,467

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,432 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,948,896.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,531,000. The weighted average interest rate was .65%. The interest expense amounted to $118 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

11. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $924,753 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $357.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 107,700	$ 171,586
Class T	-	73,859
Class B	-	8,835
Class C	-	45,389
Canada	10,039,164	28,579,259
Institutional Class	32,940	37,051
Total	$ 10,179,804	$ 28,915,979
From net realized gain
Class A	$ -	$ 1,361,853
Class T	-	736,334
Class B	-	209,359
Class C	-	549,710
Canada	-	231,896,136
Institutional Class	-	269,238
Total	$ -	$ 235,022,630

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	894,135	1,623,645	$ 37,345,647	$ 96,358,055
Reinvestment of distributions	3,241	24,107	102,525	1,454,159
Shares redeemed	(493,476)	(473,393)	(17,901,706)	(24,545,534)
Net increase (decrease)	403,900	1,174,359	$ 19,546,466	$ 73,266,680
Class T
Shares sold	153,535	281,102	$ 6,072,136	$ 16,813,582
Reinvestment of distributions	-	13,222	-	797,422
Shares redeemed	(144,414)	(108,759)	(5,034,459)	(5,550,777)
Net increase (decrease)	9,121	185,565	$ 1,037,677	$ 12,060,227
Class B
Shares sold	68,778	143,582	$ 2,732,178	$ 8,590,562
Reinvestment of distributions	-	2,917	-	175,839
Shares redeemed	(50,130)	(56,743)	(1,849,231)	(3,089,676)
Net increase (decrease)	18,648	89,756	$ 882,947	$ 5,676,725
Class C
Shares sold	311,799	454,502	$ 13,003,041	$ 27,139,418
Reinvestment of distributions	-	8,472	-	509,854
Shares redeemed	(183,651)	(146,400)	(6,643,635)	(7,449,898)
Net increase (decrease)	128,148	316,574	$ 6,359,406	$ 20,199,374
Canada
Shares sold	19,139,057	34,673,241	$ 774,158,834	$ 2,070,491,480
Reinvestment of distributions	306,492	3,970,249	9,628,844	239,922,156
Shares redeemed	(20,957,211)	(35,906,020)	(789,350,714)	(1,927,559,508)
Net increase (decrease)	(1,511,662)	2,737,470	$ (5,563,036)	$ 382,854,128

Annual Report

13. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Institutional Class
Shares sold	280,690	377,605	$ 11,718,786	$ 22,481,855
Reinvestment of distributions	737	4,721	23,131	285,066
Shares redeemed	(108,451)	(208,616)	(3,897,165)	(9,811,769)
Net increase (decrease)	172,976	173,710	$ 7,844,752	$ 12,955,152

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 91% and 47% of the dividends distributed on 12/05/2008 and 12/30/2008, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2008	$0.133	$0.074
	12/31/2008	$0.015	$0.000

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity Canada (retail class) and Class B of the fund, and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Fidelity Canada (retail class) and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity Canada Fund

The Board stated that the investment performance of Fidelity Canada (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Canada (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Canada (retail class) ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, New York

ACAN-UANN-1209
1.843164.102

Fidelity Advisor
Canada Fund
Institutional Class

Annual Report

October 31, 2009

Institutional Class is a class of
Fidelity® Canada Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	16.40%	8.99%	12.56%

A The initial offering of Institutional Class shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Canada Fund - Institutional Class on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period. The inital offering of Institutional Class took place on May 2, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. In North America, a strong Canadian dollar and the power of surging energy and materials sectors led Canadian equities to climb, as the S&P/TSX Composite Index returned 30.63%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. In Europe, the MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Douglas Lober, Portfolio Manager of Fidelity Advisor Canada Fund: The fund's Institutional Class shares returned 16.40% for the year, lagging the S&P/TSX index. Although the fund's portfolio of higher-quality, larger-capitalization stocks enabled it to post a solid positive return, the period's market rally reserved the highest returns for many of the lowest-quality stocks. The fund's conservative positioning served it well when markets declined during 2008. With no improvement in business fundamentals, however, I stayed with this strategy, which hurt as markets rose. The fund's 3% stake in cash and 5% position in U.S. equities also dampened relative results. Poor stock selection within the energy, materials and financials sectors detracted the most. Major performance drags included oil company Canadian Natural Resources, an underweighting in strong-performing Canadian Imperial Bank of Commerce, BlackBerry maker Research In Motion, gold producer Agnico-Eagle Mines and telephone company BCE. Winners included gold-mining company Goldcorp, software services firm CGI Group, an underweighting in oil and gas producer Penn West Energy Trust and no exposure to insurance firm and index component Power Financial.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2009, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.39%
Actual		$ 1,000.00	$ 1,222.80	$ 7.79
Hypothetical A		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.68%
Actual		$ 1,000.00	$ 1,221.20	$ 9.41
Hypothetical A		$ 1,000.00	$ 1,016.74	$ 8.54
Class B	2.18%
Actual		$ 1,000.00	$ 1,218.10	$ 12.19
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07
Class C	2.17%
Actual		$ 1,000.00	$ 1,218.20	$ 12.13
Hypothetical A		$ 1,000.00	$ 1,014.27	$ 11.02
Canada	1.11%
Actual		$ 1,000.00	$ 1,224.50	$ 6.22
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,224.60	$ 6.50
Hypothetical A		$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Canada

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Canada	96.6%
United States of America	3.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Canada	89.1%
United States of America	10.4%
Netherlands Antilles	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	95.8
Short-Term Investments and Net Other Assets	2.4	4.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	6.3	5.8
Toronto-Dominion Bank (Commercial Banks)	5.6	5.6
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5.3	3.4
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	3.9	3.8
EnCana Corp. (Oil, Gas & Consumable Fuels)	3.5	3.6
Goldcorp, Inc. (Metals & Mining)	3.3	2.6
Barrick Gold Corp. (Metals & Mining)	3.0	2.9
Potash Corp. of Saskatchewan, Inc. (Chemicals)	2.9	3.0
Bank of Nova Scotia (Commercial Banks)	2.9	2.9
Bank of Montreal (Commercial Banks)	2.7	2.1
	39.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.9	30.0
Energy	27.8	26.3
Materials	19.5	14.9
Industrials	5.3	6.2
Consumer Discretionary	5.2	2.3
Information Technology	4.1	6.2
Telecommunication Services	3.7	5.4
Consumer Staples	2.5	3.3
Health Care	0.8	0.4
Utilities	0.8	0.8

Annual Report

Canada

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
CONSUMER DISCRETIONARY - 5.2%
Distributors - 0.1%
Uni-Select, Inc.	100,000	$ 2,483,262
Hotels, Restaurants & Leisure - 1.2%
Tim Hortons, Inc.	1,410,300	40,151,241
Media - 2.6%
Astral Media, Inc. Class A (non-vtg.)	240,000	7,101,261
Corus Entertainment, Inc. Class B (non-vtg.)	500,000	8,214,434
Quebecor, Inc. Class B (sub. vtg.)	400,000	8,167,336
Shaw Communications, Inc. Class B	1,000,000	17,777,162
Thomson Reuters Corp. (c)	1,400,000	44,501,085
		85,761,278
Multiline Retail - 0.6%
Canadian Tire Ltd. Class A (non-vtg.)	200,000	10,101,122
Dollarama, Inc.	400,000	7,129,335
Dollarama, Inc. (a)(d)	91,000	1,621,924
		18,852,381
Specialty Retail - 0.0%
RONA, Inc. (a)	100,000	1,367,687
Textiles, Apparel & Luxury Goods - 0.7%
Gildan Activewear, Inc. (a)	1,300,000	22,882,209
TOTAL CONSUMER DISCRETIONARY		171,498,058
CONSUMER STAPLES - 2.5%
Beverages - 0.3%
Cott Corp. (a)	250,000	1,976,266
The Coca-Cola Co.	150,000	7,996,500
		9,972,766
Food & Staples Retailing - 1.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	2,050,000	35,950,963
George Weston Ltd.	80,000	4,075,172
Shoppers Drug Mart Corp.	200,000	7,940,158
		47,966,293
Food Products - 0.7%
General Mills, Inc.	130,000	8,569,600
Viterra, Inc. (a)(c)	1,509,300	14,356,365
		22,925,965
TOTAL CONSUMER STAPLES		80,865,024
ENERGY - 27.8%
Energy Equipment & Services - 0.1%
Ensign Energy Services, Inc.	100,000	1,433,255
Precision Drilling Trust	400,000	2,593,157
		4,026,412
Oil, Gas & Consumable Fuels - 27.7%
ARC Energy Trust unit	200,000	3,603,454
Baytex Energy Trust	100,000	2,447,246

	Shares	Value
Cameco Corp.	1,250,000	$ 34,815,533
Canadian Natural Resources Ltd.	1,975,000	128,073,602
Canadian Oil Sands Trust	600,000	16,168,444
Crescent Point Energy Corp.	800,000	27,187,514
Crescent Point Energy Corp. (d)	83,400	2,834,298
Enbridge, Inc.	1,728,900	67,201,737
EnCana Corp.	2,100,000	116,359,607
Enerplus Resources Fund Series G	200,000	4,358,868
Imperial Oil Ltd.	900,000	33,827,400
Keyera Facilities Income Fund	850,000	15,573,718
Nexen, Inc.	1,600,000	34,398,116
Niko Resources Ltd.	390,000	31,550,076
Pacific Rubiales Energy Corp. (a)(c)	900,000	10,946,114
Penn West Energy Trust	800,000	13,261,301
PetroBakken Energy Ltd. Class A	872,978	25,169,112
Petrobank Energy & Resources Ltd. (a)	600,000	26,230,780
Progress Energy Resources Corp.	700,000	8,946,761
Suncor Energy, Inc.	5,307,600	176,062,236
Talisman Energy, Inc.	4,200,000	71,599,945
TransCanada Corp.	2,100,000	64,308,076
		914,923,938
TOTAL ENERGY		918,950,350
FINANCIALS - 27.9%
Capital Markets - 0.7%
CI Financial Corp.	100,000	1,762,940
IGM Financial, Inc.	550,000	19,580,274
		21,343,214
Commercial Banks - 19.7%
Bank of Montreal	1,909,300	88,266,665
Bank of Nova Scotia	2,300,000	96,112,112
Canadian Imperial Bank of Commerce	334,600	19,157,963
National Bank of Canada	1,000,000	52,075,541
Royal Bank of Canada	4,140,000	209,513,780
Toronto-Dominion Bank	3,265,000	185,977,005
		651,103,066
Diversified Financial Services - 0.3%
Onex Corp. (sub. vtg.)	300,000	6,762,710
TMX Group, Inc.	145,000	3,883,271
		10,645,981
Insurance - 5.2%
Fairfax Financial Holdings Ltd. (sub. vtg.)	80,800	28,882,353
Intact Financial Corp.	150,000	4,557,418
Intact Financial Corp. (d)	241,100	7,325,290
Manulife Financial Corp.	3,400,000	63,739,207
Power Corp. of Canada (sub. vtg.)	1,400,000	32,968,555
Sun Life Financial, Inc.	1,200,000	33,168,029
		170,640,852
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.2%
H&R Real Estate Investment Trust/H&R Finance Trust	50,000	$ 606,270
RioCan (REIT)	350,000	5,927,876
		6,534,146
Real Estate Management & Development - 1.2%
Brookfield Asset Management, Inc. Class A (c)	1,950,000	41,130,350
Thrifts & Mortgage Finance - 0.6%
Genworth MI Canada, Inc.	300,000	6,732,234
Home Capital Group, Inc.	350,000	11,797,571
		18,529,805
TOTAL FINANCIALS		919,927,414
HEALTH CARE - 0.8%
Health Care Providers & Services - 0.2%
Medco Health Solutions, Inc. (a)	150,000	8,418,000
Health Care Technology - 0.5%
SXC Health Solutions Corp. (a)	360,000	16,519,740
Pharmaceuticals - 0.1%
Biovail Corp.	150,000	2,022,441
TOTAL HEALTH CARE		26,960,181
INDUSTRIALS - 5.3%
Aerospace & Defense - 0.9%
Bombardier, Inc. Class B (sub. vtg.)	6,200,000	25,135,522
CAE, Inc.	400,000	3,114,005
		28,249,527
Airlines - 0.0%
WestJet Airlines Ltd. (a)	100,000	1,013,991
Commercial Services & Supplies - 0.2%
IESI-BFC Ltd.	500,000	6,418,248
Ritchie Brothers Auctioneers, Inc. (c)	83,920	1,839,526
		8,257,774
Construction & Engineering - 0.9%
SNC-Lavalin Group, Inc.	715,000	28,887,888
Road & Rail - 3.1%
Canadian National Railway Co.	1,670,000	80,658,448
Canadian Pacific Railway Ltd.	500,000	21,655,816
		102,314,264
Trading Companies & Distributors - 0.2%
Finning International, Inc.	500,000	7,369,442
TOTAL INDUSTRIALS		176,092,886
INFORMATION TECHNOLOGY - 4.1%
Communications Equipment - 1.8%
Research In Motion Ltd. (a)	1,040,000	61,079,209

	Shares	Value
Computers & Peripherals - 0.3%
Apple, Inc. (a)	50,000	$ 9,425,000
Electronic Equipment & Components - 0.1%
Celestica, Inc. (sub. vtg.) (a)	450,000	3,706,885
Internet Software & Services - 0.7%
Open Text Corp. (a)	600,000	22,385,372
IT Services - 1.2%
CGI Group, Inc. Class A (sub. vtg.) (a)	3,290,000	40,166,043
TOTAL INFORMATION TECHNOLOGY		136,762,509
MATERIALS - 19.5%
Chemicals - 4.2%
Agrium, Inc.	580,000	26,963,291
Methanex Corp.	900,000	15,509,073
Potash Corp. of Saskatchewan, Inc.	1,035,000	96,450,893
		138,923,257
Metals & Mining - 15.3%
Agnico-Eagle Mines Ltd. (Canada)	624,700	33,229,644
Barrick Gold Corp.	2,780,000	100,021,979
Eldorado Gold Corp. (a)	1,600,000	17,819,643
First Quantum Minerals Ltd.	250,000	17,089,163
Goldcorp, Inc.	3,000,000	110,209,170
HudBay Minerals, Inc. (a)	300,000	3,881,424
IAMGOLD Corp.	1,000,000	13,252,066
Inmet Mining Corp.	250,000	13,238,214
Ivanhoe Mines Ltd. (a)	1,400,000	15,075,034
Kinross Gold Corp.	2,150,000	39,908,575
Lundin Mining Corp. (a)	500,000	2,008,588
Osisko Mining Corp. (a)	400,000	2,696,588
Red Back Mining, Inc. (a)	100,000	1,294,732
Silver Wheaton Corp. (a)	1,775,900	22,304,327
Teck Resources Ltd. Class B (sub. vtg.) (a)	2,850,000	82,669,345
Yamana Gold, Inc.	2,700,000	28,624,463
		503,322,955
Paper & Forest Products - 0.0%
Sino-Forest Corp. (a)	100,000	1,406,474
TOTAL MATERIALS		643,652,686
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.8%
BCE, Inc.	2,300,000	54,990,996
Bell Aliant Regional Communication Income Fund	100,000	2,484,185
		57,475,181
Wireless Telecommunication Services - 1.9%
Rogers Communications, Inc. Class B (non-vtg.)	2,150,000	63,039,664
TOTAL TELECOMMUNICATION SERVICES		120,514,845
Common Stocks - continued
	Shares	Value
UTILITIES - 0.8%
Electric Utilities - 0.6%
Fortis, Inc.	800,000	$ 18,691,416
Multi-Utilities - 0.2%
Canadian Utilities Ltd. Class A (non-vtg.)	225,000	8,005,957
TOTAL UTILITIES		26,697,373
TOTAL COMMON STOCKS (Cost $3,025,366,159)		3,221,921,326
Money Market Funds - 0.7%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e) (Cost $22,963,420)	22,963,420	22,963,420
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.05%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $10,499,000)	$ 10,499,048	10,499,000
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $3,058,828,579)		3,255,383,746
NET OTHER ASSETS - 1.4%		45,236,513
NET ASSETS - 100%		$ 3,300,620,259
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,781,512 or 0.4% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$10,499,000 due 11/02/09 at 0.05%
BNP Paribas Securities Corp.	$ 1,935,652
Banc of America Securities LLC	1,981,474
Barclays Capital, Inc.	5,806,957
Deutsche Bank Securities, Inc.	774,917
$ 10,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 606,837
Fidelity Securities Lending Cash Central Fund	2,948,896
Total	$ 3,555,733
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy with the exception of Repurchase Agreements which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $260,471,096 of which $109,546,724 and $150,924,372 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $21,614,198 and repurchase agreements of $10,499,000) - See accompanying schedule: Unaffiliated issuers (cost $3,035,865,159)	$ 3,232,420,326
Fidelity Central Funds (cost $22,963,420)	22,963,420
Total Investments (cost $3,058,828,579)		$ 3,255,383,746
Foreign currency held at value (cost $1,053,639)		1,053,399
Receivable for investments sold		135,488,138
Receivable for fund shares sold		4,546,724
Dividends receivable		4,627,774
Distributions receivable from Fidelity Central Funds		306,357
Prepaid expenses		20,607
Other receivables		363,475
Total assets		3,401,790,220

Liabilities
Payable to custodian bank	$ 1,632,878
Payable for investments purchased	61,175,379
Payable for fund shares redeemed	5,044,542
Accrued management fee	2,024,250
Distribution fees payable	53,105
Notes payable to affliates	7,273,000
Other affiliated payables	883,229
Other payables and accrued expenses	120,158
Collateral on securities loaned, at value	22,963,420
Total liabilities		101,169,961

Net Assets		$ 3,300,620,259
Net Assets consist of:
Paid in capital		$ 3,419,053,592
Undistributed net investment income		26,298,051
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(340,971,696)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		196,240,312
Net Assets		$ 3,300,620,259

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($83,014,893 ÷ 1,876,310 shares)	$ 44.24

Maximum offering price per share (100/94.25 of $44.24)	$ 46.94
Class T: Net Asset Value and redemption price per share ($17,727,268 ÷ 401,880 shares)	$ 44.11

Maximum offering price per share (100/96.50 of $44.11)	$ 45.71
Class B: Net Asset Value and offering price per share ($7,283,295 ÷ 166,758 shares)A	$ 43.68

Class C: Net Asset Value and offering price per share ($24,847,882 ÷ 569,904 shares)A	$ 43.60

Canada: Net Asset Value, offering price and redemption price per share ($3,149,790,916 ÷ 70,843,028 shares)	$ 44.46

Institutional Class: Net Asset Value, offering price and redemption price per share ($17,956,005 ÷ 404,530 shares)	$ 44.39

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 73,930,160
Interest		5,115
Income from Fidelity Central Funds		3,555,733
		77,491,008
Less foreign taxes withheld		(10,658,424)
Total income		66,832,584

Expenses
Management fee Basic fee	$ 20,061,152
Performance adjustment	2,758,360
Transfer agent fees	8,292,313
Distribution fees	441,822
Accounting and security lending fees	1,227,319
Custodian fees and expenses	214,073
Independent trustees' compensation	20,026
Registration fees	146,592
Audit	72,676
Legal	14,151
Interest	1,585
Miscellaneous	63,440
Total expenses before reductions	33,313,509
Expense reductions	(925,110)	32,388,399
Net investment income (loss)		34,444,185
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(173,899,305)
Foreign currency transactions	(348,730)
Futures contracts	3,069,145
Total net realized gain (loss)		(171,178,890)
Change in net unrealized appreciation (depreciation) on: Investment securities	538,225,902
Assets and liabilities in foreign currencies	(281,421)
Total change in net unrealized appreciation (depreciation)		537,944,481
Net gain (loss)		366,765,591
Net increase (decrease) in net assets resulting from operations		$ 401,209,776

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,444,185	$ 46,066,725
Net realized gain (loss)	(171,178,890)	(175,687,217)
Change in net unrealized appreciation (depreciation)	537,944,481	(2,181,002,870)
Net increase (decrease) in net assets resulting from operations	401,209,776	(2,310,623,362)
Distributions to shareholders from net investment income	(10,179,804)	(28,915,979)
Distributions to shareholders from net realized gain	-	(235,022,630)
Total distributions	(10,179,804)	(263,938,609)
Share transactions - net increase (decrease)	30,108,212	507,012,286
Redemption fees	779,120	3,308,433
Total increase (decrease) in net assets	421,917,304	(2,064,241,252)
Net Assets
Beginning of period	2,878,702,955	4,942,944,207
End of period (including undistributed net investment income of $26,298,051 and undistributed net investment income of $26,382,786, respectively)	$ 3,300,620,259	$ 2,878,702,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 38.20	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.38	.39	.19
Net realized and unrealized gain (loss)	5.72	(28.71)	15.96
Total from investment operations	6.10	(28.32)	16.15
Distributions from net investment income	(.07)	(.41)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	(.07)	(3.68)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 44.24	$ 38.20	$ 70.16
Total Return B,C,D	16.08%	(42.23)%	29.93%
Ratios to Average Net Assets F,I
Expenses before reductions	1.42%	1.34%	1.23% A
Expenses net of fee waivers, if any	1.42%	1.34%	1.23% A
Expenses net of all reductions	1.39%	1.31%	1.22% A
Net investment income (loss)	.98%	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,015	$ 56,242	$ 20,912
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 38.10	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.27	.23	.09
Net realized and unrealized gain (loss)	5.73	(28.66)	15.99
Total from investment operations	6.00	(28.43)	16.08
Distributions from net investment income	-	(.33)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	-	(3.60)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 44.11	$ 38.10	$ 70.09
Total Return B,C,D	15.77%	(42.40)%	29.80%
Ratios to Average Net Assets F,I
Expenses before reductions	1.70%	1.63%	1.48% A
Expenses net of fee waivers, if any	1.70%	1.63%	1.48% A
Expenses net of all reductions	1.67%	1.60%	1.47% A
Net investment income (loss)	.71%	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,727	$ 14,963	$ 14,522
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 37.91	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.08	(.06)	(.06)
Net realized and unrealized gain (loss)	5.68	(28.54)	15.93
Total from investment operations	5.76	(28.60)	15.87
Distributions from net investment income	-	(.14)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	-	(3.41)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 43.68	$ 37.91	$ 69.88
Total Return B,C,D	15.22%	(42.68)%	29.41%
Ratios to Average Net Assets F,I
Expenses before reductions	2.19%	2.13%	2.00% A
Expenses net of fee waivers, if any	2.19%	2.13%	2.00% A
Expenses net of all reductions	2.16%	2.10%	1.99% A
Net investment income (loss)	.21%	(.10)%	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,283	$ 5,615	$ 4,078
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 37.84	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.09	(.05)	(.04)
Net realized and unrealized gain (loss)	5.66	(28.52)	15.94
Total from investment operations	5.75	(28.57)	15.90
Distributions from net investment income	-	(.27)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	-	(3.54)	-
Redemption fees added to paid in capital E	.01	.04	.01
Net asset value, end of period	$ 43.60	$ 37.84	$ 69.91
Total Return B,C,D	15.22%	(42.69)%	29.46%
Ratios to Average Net Assets F,I
Expenses before reductions	2.18%	2.13%	1.99% A
Expenses net of fee waivers, if any	2.18%	2.13%	1.99% A
Expenses net of all reductions	2.15%	2.10%	1.97% A
Net investment income (loss)	.22%	(.10)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,848	$ 16,716	$ 8,752
Portfolio turnover rate G	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 38.37	$ 70.25	$ 49.48	$ 39.14	$ 31.87
Income from Investment Operations
Net investment income (loss) B	.48	.58	.52	.34	.20
Net realized and unrealized gain (loss)	5.74	(28.83)	21.62	10.15	7.12
Total from investment operations	6.22	(28.25)	22.14	10.49	7.32
Distributions from net investment income	(.14)	(.40)	(.36)	(.16)	(.08)
Distributions from net realized gain	-	(3.27)	(1.03)	(.01)	-
Total distributions	(.14)	(3.67)	(1.39)	(.17)	(.08)
Redemption fees added to paid in capital B	.01	.04	.02	.02	.03
Net asset value, end of period	$ 44.46	$ 38.37	$ 70.25	$ 49.48	$ 39.14
Total Return A	16.40%	(42.06)%	46.03%	26.93%	23.11%
Ratios to Average Net Assets C,E
Expenses before reductions	1.17%	1.03%	.96%	1.00%	1.08%
Expenses net of fee waivers, if any	1.17%	1.03%	.96%	1.00%	1.08%
Expenses net of all reductions	1.13%	1.00%	.94%	.97%	1.04%
Net investment income (loss)	1.24%	1.00%	.94%	.74%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,149,791	$ 2,776,298	$ 4,890,617	$ 3,136,927	$ 1,722,516
Portfolio turnover rate D	123%	63%	42%	50%	24%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007 G

Selected Per-Share Data
Net asset value, beginning of period	$ 38.31	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.49	.52	.25
Net realized and unrealized gain (loss)	5.72	(28.78)	15.99
Total from investment operations	6.21	(28.26)	16.24
Distributions from net investment income	(.14)	(.45)	-
Distributions from net realized gain	-	(3.27)	-
Total distributions	(.14)	(3.72)	-
Redemption fees added to paid in capital D	.01	.04	.01
Net asset value, end of period	$ 44.39	$ 38.31	$ 70.25
Total Return B,C	16.40%	(42.11)%	30.09%
Ratios to Average Net Assets E,H
Expenses before reductions	1.17%	1.11%	1.01% A
Expenses net of fee waivers, if any	1.17%	1.11%	1.01% A
Expenses net of all reductions	1.14%	1.08%	.99% A
Net investment income (loss)	1.23%	.92%	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,956	$ 8,870	$ 4,064
Portfolio turnover rate F	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Canada, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 363,468,397
Gross unrealized depreciation	(247,414,070)
Net unrealized appreciation (depreciation)	$ 116,054,327

Tax Cost	$ 3,139,329,419

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,298,251
Capital loss carryforward	$ (260,471,096)
Net unrealized appreciation (depreciation)	$ 115,739,712

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 10,179,804	$ 73,476,845
Long-term Capital Gains	-	190,461,764
Total	$ 10,179,804	$ 263,938,609

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Annual Report

Notes to Financial Statements - continued

5. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 3,069,145	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 3,069,145	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $3,069,145 for futures contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,390,397,181 and $3,368,325,269, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Canada, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 147,305	$ 6,178
Class T	.25%	.25%	71,818	560
Class B	.75%	.25%	57,741	43,385
Class C	.75%	.25%	164,958	65,582
			$ 441,822	$ 115,705

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 63,773
Class T	7,987
Class B*	16,151
Class C*	10,081
$ 97,992

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 178,893.30
Class T	47,042.33
Class B	18,791.32
Class C	52,407.32
Canada	7,962,759.29
Institutional Class	32,421.30
	$ 8,292,313

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,692 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affliliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,085,133.44%		$ 1,467

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,432 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,948,896.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,531,000. The weighted average interest rate was .65%. The interest expense amounted to $118 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

11. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $924,753 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $357.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 107,700	$ 171,586
Class T	-	73,859
Class B	-	8,835
Class C	-	45,389
Canada	10,039,164	28,579,259
Institutional Class	32,940	37,051
Total	$ 10,179,804	$ 28,915,979
From net realized gain
Class A	$ -	$ 1,361,853
Class T	-	736,334
Class B	-	209,359
Class C	-	549,710
Canada	-	231,896,136
Institutional Class	-	269,238
Total	$ -	$ 235,022,630

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	894,135	1,623,645	$ 37,345,647	$ 96,358,055
Reinvestment of distributions	3,241	24,107	102,525	1,454,159
Shares redeemed	(493,476)	(473,393)	(17,901,706)	(24,545,534)
Net increase (decrease)	403,900	1,174,359	$ 19,546,466	$ 73,266,680
Class T
Shares sold	153,535	281,102	$ 6,072,136	$ 16,813,582
Reinvestment of distributions	-	13,222	-	797,422
Shares redeemed	(144,414)	(108,759)	(5,034,459)	(5,550,777)
Net increase (decrease)	9,121	185,565	$ 1,037,677	$ 12,060,227
Class B
Shares sold	68,778	143,582	$ 2,732,178	$ 8,590,562
Reinvestment of distributions	-	2,917	-	175,839
Shares redeemed	(50,130)	(56,743)	(1,849,231)	(3,089,676)
Net increase (decrease)	18,648	89,756	$ 882,947	$ 5,676,725
Class C
Shares sold	311,799	454,502	$ 13,003,041	$ 27,139,418
Reinvestment of distributions	-	8,472	-	509,854
Shares redeemed	(183,651)	(146,400)	(6,643,635)	(7,449,898)
Net increase (decrease)	128,148	316,574	$ 6,359,406	$ 20,199,374
Canada
Shares sold	19,139,057	34,673,241	$ 774,158,834	$ 2,070,491,480
Reinvestment of distributions	306,492	3,970,249	9,628,844	239,922,156
Shares redeemed	(20,957,211)	(35,906,020)	(789,350,714)	(1,927,559,508)
Net increase (decrease)	(1,511,662)	2,737,470	$ (5,563,036)	$ 382,854,128

Annual Report

13. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Institutional Class
Shares sold	280,690	377,605	$ 11,718,786	$ 22,481,855
Reinvestment of distributions	737	4,721	23,131	285,066
Shares redeemed	(108,451)	(208,616)	(3,897,165)	(9,811,769)
Net increase (decrease)	172,976	173,710	$ 7,844,752	$ 12,955,152

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 60% and 47% of the dividend distributed on 12/05/2008 and 12/30/2008, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows.

	Pay Date	Income	Taxes
Institutional Class	12/08/2008	$0.202	$0.074
Institutional Class	12/31/2008	$0.015	$0.000

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity Canada (retail class) and Class B of the fund, and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Fidelity Canada (retail class) and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity Canada Fund

The Board stated that the investment performance of Fidelity Canada (retail class) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Canada (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Canada (retail class) ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, New York

ACANI-UANN-1209
1.843157.102

Fidelity Advisor
China Region Fund -
Class A, Class T, Class B, and Class C

Annual Report

October 31, 2009

Class A, Class T, Class B, and Class C are
classes of Fidelity® China Region Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	51.19%	13.87%	8.96%
Class T (incl. 3.50% sales charge) B, E	54.32%	14.31%	9.17%
Class B (incl. contingent deferred sales charge) C, E	54.16%	14.74%	9.48%
Class C (incl. contingent deferred sales charge) D, E	58.18%	14.97%	9.48%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of China Region, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of China Region, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of China Region, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of China Region, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

E Prior to September 1, 2000, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor China Region Fund - Class A, a class of the fund, on October 31, 1999 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. The initial offering of Class A took place on May 9, 2008. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: China region stocks posted exceptionally strong gains during the period, as government efforts to jump-start economic growth began to kick in and there were signs of stabilization in the area's export markets. For the 12 months ending October 31, 2009, the MSCI® Golden Dragon Index, a measure of market performance in Hong Kong, Taiwan and China, posted a return of 67.30%. Benefiting from a massive $586 billion economic stimulus package approved late in 2008, China showed a pattern of robust and accelerating economic growth, gaining 6.1% in the first quarter of 2009, 7.9% in the second quarter and 8.9% in the third quarter. Chinese stocks in the index responded by more than doubling, returning in excess of 102%. In Hong Kong, whose economy is less-regulated than China's, economic activity appeared to be bottoming but was constrained by muted domestic growth and tepid demand from the territory's trading partners. Nevertheless, Hong Kong stocks in the index recorded a return of almost 56%. Meanwhile, Taiwan was helped by improving - although still relatively modest - global demand for technology products and services. That said, the nation's stocks were held in check by delays in the long-awaited agreement between China and Taiwan to provide closer financial cooperation between the two countries. Taiwanese stocks in the index returned just under 50%.

Comments from Wilson Wong, Portfolio Manager of Fidelity Advisor China Region Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 60.41%, 59.92%, 59.16% and 59.18%, respectively (excluding sales charges), lagging the MSCI Golden Dragon Index. Weak stock selection in financials more than offset the benefits of overweighting that strong-performing sector. Unrewarding picks in materials and energy further detracted, as did our positioning in industrials. The fund's stake in thermal coal company China Shenhua Energy suffered early in the period amid fears of overcapacity, among other factors, and I trimmed the stock. Also detracting were Taiwan Semiconductor Manufacturing - a position I reduced; Hong Kong real estate stock Cheung Kong Holdings; China Life Insurance; and Taiwan-based Yuanta Financial Holding. Conversely, stock selection and an overweighting in consumer discretionary helped, as did underweighting utilities. Underweightings in information technology and telecommunication services produced lesser benefits. Chinese automakers Geely Automobile Holdings and Dongfeng Motor Group contributed. Taiwan-based touch-screen producer Young Fast Optoelectron - which I sold - also aided results, as did underweighting two Hong Kong-based utilities that I ultimately sold off entirely: CLP Holdings and Hong Kong Electric Holdings.

Note to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2009, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

China Region

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.42%
Actual		$ 1,000.00	$ 1,373.60	$ 8.50
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.22
Class T	1.70%
Actual		$ 1,000.00	$ 1,371.40	$ 10.16
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.19%
Actual		$ 1,000.00	$ 1,368.00	$ 13.07
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Class C	2.19%
Actual		$ 1,000.00	$ 1,368.60	$ 13.07
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
China Region	1.11%
Actual		$ 1,000.00	$ 1,374.90	$ 6.64
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Institutional Class	1.10%
Actual		$ 1,000.00	$ 1,375.60	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

China Region

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
China	34.2%
Hong Kong	32.5%
Taiwan	22.3%
Cayman Islands	6.5%
Australia	1.4%
United States of America	1.2%
Bermuda	1.1%
United Kingdom	0.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Hong Kong	34.5%
China	33.9%
Taiwan	22.1%
Cayman Islands	5.4%
Singapore	3.8%
United States of America	0.2%
Bermuda	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	99.8
Short-Term Investments and Net Other Assets	1.2	0.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of China (H Shares) (Commercial Banks)	4.2	4.1
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.7	2.7
Tencent Holdings Ltd. (Internet Software & Services)	3.4	2.1
Hong Kong Exchange & Clearing Ltd. (Diversified Financial Services)	3.2	3.0
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	3.2	5.4
China Life Insurance Co. Ltd. (H Shares) (Insurance)	3.1	5.2
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	3.0	3.1
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	2.7	4.8
Yuanta Financial Holding Co. Ltd. (Capital Markets)	2.6	3.6
BOC Hong Kong Holdings Ltd. (Commercial Banks)	2.5	1.4
	31.6
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	41.0	46.7
Information Technology	16.6	17.6
Consumer Discretionary	11.2	6.8
Industrials	9.2	6.8
Materials	8.0	2.1
Energy	6.7	7.0
Telecommunication Services	3.9	7.0
Consumer Staples	1.4	1.6
Health Care	0.5	0.0
Utilities	0.3	0.4

Annual Report

China Region

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 1.1%
Cheng Shin Rubber Industry Co. Ltd.	4,077,500	$ 8,347,433
Minth Group Ltd.	5,302,000	5,506,106
Xinyi Glass Holdings Co. Ltd.	11,122,000	8,752,805
		22,606,344
Automobiles - 1.7%
Dongfeng Motor Group Co. Ltd.(H Shares)	18,388,000	21,862,627
Geely Automobile Holdings Ltd.	2,055,000	743,059
Yulon Motor Co. Ltd.	12,428,000	13,848,988
		36,454,674
Distributors - 2.5%
China Resources Enterprise Ltd.	5,734,000	19,080,347
Li & Fung Ltd.	8,432,000	35,069,238
		54,149,585
Household Durables - 1.0%
Techtronic Industries Co. Ltd.	26,394,500	21,203,137
Multiline Retail - 2.2%
Far East Department Stores Co. Ltd.	6,833,820	6,994,156
Golden Eagle Retail Group Ltd.(H Shares) (c)	10,750,000	18,489,630
Maoye International Holdings Ltd.	58,700,000	15,603,589
New World Department Store China Ltd.	7,778,000	6,941,623
		48,028,998
Specialty Retail - 0.8%
Esprit Holdings Ltd.	2,654,400	17,670,649
Textiles, Apparel & Luxury Goods - 1.9%
Bosideng International Holdings Ltd.	17,384,000	3,082,815
China Dongxiang Group Co. Ltd.	17,608,000	10,758,534
Li Ning Co. Ltd. (c)	1,277,500	3,466,061
Texwinca Holdings Ltd.	14,950,000	12,684,815
Weiqiao Textile Co. Ltd. (H Shares)	16,182,500	11,291,226
		41,283,451
TOTAL CONSUMER DISCRETIONARY		241,396,838
CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.7%
Dairy Farm International Holdings Ltd.	2,642,400	15,587,202
Personal Products - 0.7%
Hengan International Group Co. Ltd.	2,202,000	14,175,056
TOTAL CONSUMER STAPLES		29,762,258
ENERGY - 6.7%
Energy Equipment & Services - 0.3%
China Oilfield Services Ltd. (H Shares)	6,978,000	7,540,036
Oil, Gas & Consumable Fuels - 6.4%
China Petroleum & Chemical Corp.(H Shares)	28,928,000	24,533,659

	Shares	Value
China Shenhua Energy Co. Ltd.(H Shares)	2,800,500	$ 12,563,653
CNOOC Ltd.	28,575,000	42,796,057
CNPC (Hong Kong) Ltd.	18,280,000	19,298,459
PetroChina Co. Ltd. (H Shares)	31,750,000	38,205,162
		137,396,990
TOTAL ENERGY		144,937,026
FINANCIALS - 41.0%
Capital Markets - 2.6%
Yuanta Financial Holding Co. Ltd.	86,959,000	57,172,240
Commercial Banks - 17.6%
Bank of China (H Shares)	155,295,000	90,087,599
BOC Hong Kong Holdings Ltd.	23,592,000	54,307,435
China Citic Bank Corp. Ltd. Class H	9,155,000	6,853,104
China Construction Bank Corp. (H Shares)	92,550,000	79,792,344
China Merchants Bank Co. Ltd. (H Shares)	10,312,500	26,383,580
Chinatrust Financial Holding Co. Ltd.	33,511,601	20,054,290
E.Sun Financial Holdings Co. Ltd.	12,980,410	5,033,857
HSBC Holdings PLC (Hong Kong) (Reg.)	1,529,200	16,887,031
Industrial & Commercial Bank of China Ltd. (H Shares)	73,076,000	58,141,860
Mega Financial Holding Co. Ltd.	19,214,000	10,659,877
Sinopac Holdings Co. (a)	16,800,000	6,181,289
Taishin Financial Holdings Co. Ltd. (a)	12,911,000	5,033,825
Wing Hang Bank Ltd.	60,000	582,121
		379,998,212
Diversified Financial Services - 4.4%
China Everbright Ltd.	6,844,000	16,134,389
Fubon Financial Holding Co. Ltd. (a)	8,665,000	9,579,022
Hong Kong Exchange & Clearing Ltd.	3,959,300	69,695,797
		95,409,208
Insurance - 5.7%
Cathay Financial Holding Co. Ltd. (a)	17,733,000	30,296,093
China Life Insurance Co. Ltd. (H Shares)	14,469,000	66,527,812
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,604,500	22,826,116
Shin Kong Financial Holding Co. Ltd. (a)	10,251,000	4,155,117
		123,805,138
Real Estate Management & Development - 10.7%
Cheung Kong Holdings Ltd.	2,991,000	37,960,644
China Overseas Land & Investment Ltd.	5,055,920	10,900,384
China Resources Land Ltd.	1,308,000	3,157,538
Farglory Land Development Co. Ltd.	2,381,000	4,765,810
Hang Lung Properties Ltd.	6,089,000	23,011,969
Henderson Land Development Co. Ltd.	3,008,000	21,266,176
Hysan Development Co. Ltd.	1,331,178	3,931,627
Kerry Properties Ltd.	2,398,000	13,370,988
New World Development Co. Ltd.	12,821,000	27,597,192
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Shimao Property Holdings Ltd.	10,136,000	$ 18,828,961
Sino Land Co.	2,414,000	4,591,471
Sino-Ocean Land Holdings Ltd.	15,047,866	14,634,362
Sun Hung Kai Properties Ltd.	3,038,000	46,028,425
		230,045,547
TOTAL FINANCIALS		886,430,345
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Sinopharm Group Co. Ltd. Class H	3,005,200	10,661,674
INDUSTRIALS - 9.2%
Airlines - 0.3%
Air China Ltd. (H Shares) (a)	4,190,000	2,268,123
Cathay Pacific Airways Ltd.	2,256,000	3,655,430
		5,923,553
Electrical Equipment - 0.9%
China High Speed Transmission Equipment Group Co. Ltd.	5,607,000	11,245,073
Dongfang Electric Corp. Ltd.	1,758,200	8,734,295
		19,979,368
Industrial Conglomerates - 3.2%
Beijing Enterprises Holdings Ltd.	1,710,000	10,236,238
Far Eastern Textile Ltd.	17,520,420	20,583,168
Hutchison Whampoa Ltd.	3,080,000	21,618,727
Poly (Hong Kong) Investments Ltd.	2,883,000	3,295,210
Shanghai Industrial Holdings Ltd.	2,938,000	13,802,338
		69,535,681
Machinery - 1.5%
China International Marine Containers Co. Ltd. (B Shares)	6,221,556	6,204,494
Haitian International Holdings Ltd.	11,892,000	5,276,073
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares)	1,930,160	1,597,360
Singamas Container Holdings Ltd.	57,306,000	10,875,961
Sinotruk Hong Kong Ltd.	1,308,000	1,555,324
Weichai Power Co. Ltd. (H Shares)	1,134,000	7,402,776
		32,911,988
Marine - 1.7%
China Cosco Holdings Co. Ltd. (H Shares) (c)	12,502,000	15,409,175
Orient Overseas International Ltd.	1,585,000	7,733,455
Shun Tak Holdings Ltd. (c)	20,066,000	13,498,415
		36,641,045
Transportation Infrastructure - 1.6%
China Merchant Holdings International Co. Ltd.	1,984,000	6,327,817

	Shares	Value
Cosco Pacific Ltd.	5,588,000	$ 7,719,260
Zhejiang Expressway Co. Ltd. (H Shares)	23,680,000	20,141,217
		34,188,294
TOTAL INDUSTRIALS		199,179,929
INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 0.9%
Vtech Holdings Ltd.	1,837,000	15,310,363
ZTE Corp. (H Shares)	445,820	2,470,447
		17,780,810
Computers & Peripherals - 0.6%
Acer, Inc.	3,681,810	8,646,098
HTC Corp.	477,200	4,721,141
		13,367,239
Electronic Equipment & Components - 7.8%
AU Optronics Corp.	7,798,090	6,889,141
BYD Co. Ltd. (H Shares) (a)(c)	2,130,800	19,508,581
Coretronic Corp.	14,192,000	15,480,923
Hon Hai Precision Industry Co. Ltd. (Foxconn)	16,478,225	64,301,168
Kingboard Chemical Holdings Ltd.	2,247,500	9,046,218
Kingboard Laminates Holdings Ltd.	16,712,500	11,688,622
Largan Precision Co. Ltd.	983,600	11,222,931
Tripod Technology Corp.	3,217,820	8,021,750
Unimicron Technology Corp.	19,729,000	22,426,318
		168,585,652
Internet Software & Services - 3.4%
Tencent Holdings Ltd.	4,240,000	73,831,256
Semiconductors & Semiconductor Equipment - 3.9%
Kinsus Interconnect Technology Corp.	3,163,000	7,899,406
MediaTek, Inc.	2,071,262	28,881,026
Taiwan Semiconductor Manufacturing Co. Ltd.	26,166,796	47,289,138
		84,069,570
TOTAL INFORMATION TECHNOLOGY		357,634,527
MATERIALS - 8.0%
Chemicals - 1.0%
Formosa Plastics Corp.	7,854,250	15,008,839
Taiwan Fertilizer Co. Ltd.	2,167,000	6,702,276
		21,711,115
Construction Materials - 1.1%
Anhui Conch Cement Co. Ltd. (H Shares)	746,000	4,826,998
Asia Cement Corp.	3,127,080	3,271,100
China National Building Materials Co. Ltd. (H Shares)	4,258,000	9,142,365
China Shanshui Cement Group Ltd.	8,678,000	6,196,816
		23,437,279
Metals & Mining - 4.7%
Angang Steel Co. Ltd. (H Shares) (c)	7,682,000	14,160,831
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
BlueScope Steel Ltd.	6,997,424	$ 18,538,121
China Steel Corp.	20,445,000	18,084,074
Hidili Industry International Development Ltd. (a)	12,475,000	12,766,579
Jiangxi Copper Co. Ltd. (H Shares) (c)	5,428,000	12,298,779
Maanshan Iron & Steel Co. Ltd.(H Shares) (a)(c)	13,862,000	8,344,966
OZ Minerals Ltd. (a)	11,666,449	12,195,215
Xingda International Holdings Ltd.	12,842,000	6,359,142
		102,747,707
Paper & Forest Products - 1.2%
Nine Dragons Paper (Holdings) Ltd.	11,154,000	15,940,865
Shandong Chenming Paper Holdings Ltd.:
(B Shares)	9,255,872	6,453,602
(H Shares)	4,580,600	3,199,263
		25,593,730
TOTAL MATERIALS		173,489,831
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 0.2%
China Unicom (Hong Kong) Ltd.	3,434,000	4,366,432
Wireless Telecommunication Services - 3.7%
China Mobile (Hong Kong) Ltd.	7,358,500	68,983,512
Taiwan Mobile Co. Ltd.	6,483,000	11,551,184
		80,534,696
TOTAL TELECOMMUNICATION SERVICES		84,901,128

	Shares	Value
UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
China Resources Power Holdings Co. Ltd.	2,942,600	$ 6,096,167
TOTAL COMMON STOCKS (Cost $1,823,106,567)		2,134,489,723
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.20% (d)	26,759,308	26,759,308
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	31,731,020	31,731,020
TOTAL MONEY MARKET FUNDS (Cost $58,490,328)		58,490,328
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,881,596,895)	2,192,980,051
NET OTHER ASSETS - (1.5)%	(32,453,406)
NET ASSETS - 100%	$ 2,160,526,645
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 252,490
Fidelity Securities Lending Cash Central Fund	258,952
Total	$ 511,442
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 241,396,838	$ -	$ 241,396,838	$ -
Consumer Staples	29,762,258	-	29,762,258	-
Energy	144,937,026	-	144,937,026	-
Financials	886,430,345	-	886,430,345	-
Health Care	10,661,674	-	10,661,674	-
Industrials	199,179,929	-	199,179,929	-
Information Technology	357,634,527	-	357,634,527	-
Materials	173,489,831	-	173,489,831	-
Telecommunication Services	84,901,128	-	84,901,128	-
Utilities	6,096,167	-	6,096,167	-
Money Market Funds	58,490,328	58,490,328	-	-
Total Investments in Securities:	$ 2,192,980,051	$ 58,490,328	$ 2,134,489,723	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3,377,416
Total Realized Gain (Loss)	(2,615,311)
Total Unrealized Gain (Loss)	3,181,061
Cost of Purchases	693,176
Proceeds of Sales	(4,636,342)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $183,638,930 of which $148,402,224 and $35,236,706 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $29,883,388) - See accompanying schedule: Unaffiliated issuers (cost $1,823,106,567)	$ 2,134,489,723
Fidelity Central Funds (cost $58,490,328)	58,490,328
Total Investments (cost $1,881,596,895)		$ 2,192,980,051
Receivable for investments sold		4,265,474
Receivable for fund shares sold		6,968,202
Dividends receivable		677,016
Distributions receivable from Fidelity Central Funds		110,370
Prepaid expenses		11,823
Other receivables		348,987
Total assets		2,205,361,923

Liabilities
Payable for investments purchased	$ 4,967,028
Payable for fund shares redeemed	6,081,556
Accrued management fee	1,274,230
Distribution fees payable	8,236
Other affiliated payables	495,195
Other payables and accrued expenses	278,013
Collateral on securities loaned, at value	31,731,020
Total liabilities		44,835,278

Net Assets		$ 2,160,526,645
Net Assets consist of:
Paid in capital		$ 2,022,501,705
Undistributed net investment income		17,665,449
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(191,023,588)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		311,383,079
Net Assets		$ 2,160,526,645

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,841,563 ÷ 447,439 shares)	$ 26.47

Maximum offering price per share (100/94.25 of $26.47)	$ 28.08
Class T: Net Asset Value and redemption price per share ($3,139,199 ÷ 118,901 shares)	$ 26.40

Maximum offering price per share (100/96.50 of $26.40)	$ 27.36
Class B: Net Asset Value and offering price per share ($1,914,530 ÷ 72,865 shares) A	$ 26.28

Class C: Net Asset Value and offering price per share ($3,806,401 ÷ 145,028 shares) A	$ 26.25

China Region: Net Asset Value, offering price and redemption price per share ($2,138,141,158 ÷ 80,520,995 shares)	$ 26.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,683,794 ÷ 63,412 shares)	$ 26.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 34,789,884
Interest		4,179
Income from Fidelity Central Funds		511,442
		35,305,505
Less foreign taxes withheld		(3,044,381)
Total income		32,261,124

Expenses
Management fee	$ 8,847,063
Transfer agent fees	3,454,783
Distribution fees	39,001
Accounting and security lending fees	568,104
Custodian fees and expenses	891,815
Independent trustees' compensation	7,990
Registration fees	183,743
Audit	73,657
Legal	4,317
Interest	240
Miscellaneous	18,088
Total expenses before reductions	14,088,801
Expense reductions	(1,149,025)	12,939,776
Net investment income (loss)		19,321,348
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(49,982,550)
Foreign currency transactions	(599,246)
Futures contracts	13,036,301
Total net realized gain (loss)		(37,545,495)
Change in net unrealized appreciation (depreciation) on: Investment securities	584,911,835
Assets and liabilities in foreign currencies	33,654
Total change in net unrealized appreciation (depreciation)		584,945,489
Net gain (loss)		547,399,994
Net increase (decrease) in net assets resulting from operations		$ 566,721,342

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,321,348	$ 20,232,414
Net realized gain (loss)	(37,545,495)	(151,826,882)
Change in net unrealized appreciation (depreciation)	584,945,489	(900,567,403)
Net increase (decrease) in net assets resulting from operations	566,721,342	(1,032,161,871)
Distributions to shareholders from net investment income	(7,631,813)	(15,794,709)
Distributions to shareholders from net realized gain	-	(223,593,729)
Total distributions	(7,631,813)	(239,388,438)
Share transactions - net increase (decrease)	858,935,262	(34,409,565)
Redemption fees	1,318,632	2,616,118
Total increase (decrease) in net assets	1,419,343,423	(1,303,343,756)

Net Assets
Beginning of period	741,183,222	2,044,526,978
End of period (including undistributed net investment income of $17,665,449 and undistributed net investment income of $6,027,366, respectively)	$ 2,160,526,645	$ 741,183,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.30	.28
Net realized and unrealized gain (loss)	9.63	(12.91)
Total from investment operations	9.93	(12.63)
Distributions from net investment income	(.16)	-
Redemption fees added to paid in capital E	.03	.02
Net asset value, end of period	$ 26.47	$ 16.67
Total Return B, C, D	60.41%	(43.07)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.39%	1.44% A
Expenses net of fee waivers, if any	1.39%	1.44% A
Expenses net of all reductions	1.31%	1.30% A
Net investment income (loss)	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,842	$ 340
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.23	.26
Net realized and unrealized gain (loss)	9.64	(12.91)
Total from investment operations	9.87	(12.65)
Distributions from net investment income	(.14)	-
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 26.40	$ 16.65
Total Return B, C, D	59.92%	(43.14)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.66%	1.68% A
Expenses net of fee waivers, if any	1.66%	1.68% A
Expenses net of all reductions	1.58%	1.53% A
Net investment income (loss)	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,139	$ 107
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.12	.20
Net realized and unrealized gain (loss)	9.63	(12.89)
Total from investment operations	9.75	(12.69)
Distributions from net investment income	(.10)	-
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 26.28	$ 16.61
Total Return B, C, D	59.16%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.17% A
Expenses net of all reductions	2.06%	2.02% A
Net investment income (loss)	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,915	$ 155
Portfolio turnover rate G	88%	133%
A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.12	.20
Net realized and unrealized gain (loss)	9.62	(12.89)
Total from investment operations	9.74	(12.69)
Distributions from net investment income	(.12)	-
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 26.25	$ 16.61
Total Return B, C, D	59.18%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	2.13% A
Expenses net of fee waivers, if any	2.15%	2.13% A
Expenses net of all reductions	2.07%	1.98% A
Net investment income (loss)	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,806	$ 233
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 41.52	$ 22.94	$ 17.74	$ 15.88
Income from Investment Operations
Net investment income (loss) B	.33	.39	.46	.42	.36
Net realized and unrealized gain (loss)	9.68	(20.42)	18.58	4.99	1.75
Total from investment operations	10.01	(20.03)	19.04	5.41	2.11
Distributions from net investment income	(.17)	(.32)	(.29)	(.22)	(.26)
Distributions from net realized gain	-	(4.53)	(.20)	-	-
Total distributions	(.17)	(4.85)	(.49)	(.22)	(.26)
Redemption fees added to paid in capital B	.02	.05	.03	.01	.01
Net asset value, end of period	$ 26.55	$ 16.69	$ 41.52	$ 22.94	$ 17.74
Total Return A	60.77%	(53.75)%	84.73%	30.83%	13.44%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.11%	1.08%	1.14%	1.16%
Expenses net of fee waivers, if any	1.12%	1.11%	1.08%	1.14%	1.16%
Expenses net of all reductions	1.03%	.96%	.92%	1.08%	1.12%
Net investment income (loss)	1.54%	1.45%	1.64%	1.99%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,138,141	$ 740,289	$ 2,044,527	$ 734,793	$ 396,905
Portfolio turnover rate D	88%	133%	173%	36%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.37	.34
Net realized and unrealized gain (loss)	9.64	(12.94)
Total from investment operations	10.01	(12.60)
Distributions from net investment income	(.18)	-
Redemption fees added to paid in capital D	.02	.02
Net asset value, end of period	$ 26.55	$ 16.70
Total Return B, C	60.78%	(42.96)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.08%	1.05% A
Expenses net of fee waivers, if any	1.08%	1.05% A
Expenses net of all reductions	1.00%	.91% A
Net investment income (loss)	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,684	$ 60
Portfolio turnover rate F	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, China Region and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 391,865,421
Gross unrealized depreciation	(93,310,749)
Net unrealized appreciation (depreciation)	$ 298,554,672

Tax Cost	$ 1,894,425,379

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 23,109,275
Capital loss carryforward	$ (183,638,930)
Net unrealized appreciation (depreciation)	$ 298,554,595

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 7,631,813	$ 49,852,032
Long-term Capital Gains	-	189,536,406
Total	$ 7,631,813	$ 239,388,438

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives. While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 13,036,301	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 13,036,301	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $13,036,301 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,970,322,629 and $1,053,121,225, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 10,385	$ 676
Class T	.25%	.25%	5,834	194
Class B	.75%	.25%	7,621	5,822
Class C	.75%	.25%	15,161	8,014
			$ 39,001	$ 14,706

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 25,166
Class T	3,265
Class B*	768
Class C*	728
$ 29,927

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,947.30
Class T	3,941.33
Class B	2,531.33
Class C	5,097.33
China Region	3,428,423.28
Institutional Class	1,844.24
	$ 3,454,783

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $199 for the period.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,837,250.37%		$ 240

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,537 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $258,952.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of China Region's operating expenses. During the period, this reimbursement reduced the class' expenses by $47,001.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,102,024 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 4,014	$ -
Class T	973	-
Class B	969	-
Class C	1,793	-
China Region	7,623,415	15,794,709
Institutional Class	649	-
Total	$ 7,631,813	$ 15,794,709
From net realized gain
China Region	$ -	$ 223,593,729

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Class A
Shares sold	476,918	30,242	$ 10,951,377	$ 750,104
Reinvestment of distributions	220	-	3,532	-
Shares redeemed	(50,111)	(9,830)	(1,196,308)	(195,417)
Net increase (decrease)	427,027	20,412	$ 9,758,601	$ 554,687
Class T
Shares sold	124,214	6,603	$ 2,764,790	$ 171,008
Reinvestment of distributions	61	-	973	-
Shares redeemed	(11,807)	(170)	(289,925)	(3,942)
Net increase (decrease)	112,468	6,433	$ 2,475,838	$ 167,066
Class B
Shares sold	76,310	9,379	$ 1,715,391	$ 239,439
Reinvestment of distributions	60	-	969	-
Shares redeemed	(12,815)	(69)	(303,220)	(1,147)
Net increase (decrease)	63,555	9,310	$ 1,413,140	$ 238,292
Class C
Shares sold	162,651	16,209	$ 3,650,852	$ 359,453
Reinvestment of distributions	112	-	1,793	-
Shares redeemed	(31,751)	(2,193)	(779,443)	(34,305)
Net increase (decrease)	131,012	14,016	$ 2,873,202	$ 325,148
China Region
Shares sold	54,595,118	24,232,728	$ 1,249,255,109	$ 702,714,867
Reinvestment of distributions	454,390	7,102,996	7,297,501	228,787,494
Shares redeemed	(18,885,174)	(36,222,341)	(415,361,909)	(967,305,455)
Net increase (decrease)	36,164,334	(4,886,617)	$ 841,190,701	$ (35,803,094)
Institutional Class
Shares sold	72,363	5,359	$ 1,546,935	$ 145,686
Reinvestment of distributions	40	-	649	-
Shares redeemed	(12,559)	(1,791)	(323,804)	(37,350)
Net increase (decrease)	59,844	3,568	$ 1,223,780	$ 108,336

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.201	$0.065
Class T	12/07/09	12/04/09	$0.177	$0.065
Class B	12/07/09	12/04/09	$0.124	$0.065
Class C	12/07/09	12/04/09	$0.133	$0.065

Class A designates 54%; Class T designates 60%; Class B designates 75%; and Class C designates 67% of dividends distributed during the fiscal year as amounts which may be taken into account as dividends for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/08	$0.236	$0.0718
Class T	12/08/08	$0.210	$0.0718
Class B	12/08/08	$0.168	$0.0718
Class C	12/08/08	$0.188	$0.0718

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity China Region (retail class), as well as the fund's relative investment performance for Fidelity China Region (retail class) measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity China Region (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor classes of the fund had less than one year of performance as of December 31, 2008.)

Fidelity China Region Fund

The Board stated that the investment performance of Fidelity China Region (retail class) of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity China Region (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Japan) Inc.
Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

AHKC-UANN-1209
1.861458.101

Fidelity Advisor
China Region Fund -
Institutional Class

Annual Report

October 31, 2009

Institutional Class is a class of
Fidelity® China Region Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

China Region

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A,B	60.78%	15.33%	9.65%

A The initial offering of Institutional Class shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of China Region, the original class of the fund.

B Prior to September 1, 2000, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor China Region Fund - Institutional Class, a class of the fund on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. The initial offering of Institutional Class took place on May 9, 2008. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: China region stocks posted exceptionally strong gains during the period, as government efforts to jump-start economic growth began to kick in and there were signs of stabilization in the area's export markets. For the 12 months ending October 31, 2009, the MSCI® Golden Dragon Index, a measure of market performance in Hong Kong, Taiwan and China, posted a return of 67.30%. Benefiting from a massive $586 billion economic stimulus package approved late in 2008, China showed a pattern of robust and accelerating economic growth, gaining 6.1% in the first quarter of 2009, 7.9% in the second quarter and 8.9% in the third quarter. Chinese stocks in the index responded by more than doubling, returning in excess of 102%. In Hong Kong, whose economy is less-regulated than China's, economic activity appeared to be bottoming but was constrained by muted domestic growth and tepid demand from the territory's trading partners. Nevertheless, Hong Kong stocks in the index recorded a return of almost 56%. Meanwhile, Taiwan was helped by improving - although still relatively modest - global demand for technology products and services. That said, the nation's stocks were held in check by delays in the long-awaited agreement between China and Taiwan to provide closer financial cooperation between the two countries. Taiwanese stocks in the index returned just under 50%.

Comments from Wilson Wong, Portfolio Manager of Fidelity Advisor China Region Fund: During the past year, the fund's Institutional Class shares returned 60.78%, lagging the MSCI Golden Dragon Index. Weak stock selection in financials more than offset the benefits of overweighting that strong-performing sector. Unrewarding picks in materials and energy further detracted, as did our positioning in industrials. The fund's stake in thermal coal company China Shenhua Energy suffered early in the period amid fears of overcapacity, among other factors, and I trimmed the stock. Also detracting were Taiwan Semiconductor Manufacturing - a position I reduced; Hong Kong real estate stock Cheung Kong Holdings; China Life Insurance; and Taiwan-based Yuanta Financial Holding. Conversely, stock selection and an overweighting in consumer discretionary helped, as did underweighting utilities. Underweightings in information technology and telecommunication services produced lesser benefits. Chinese automakers Geely Automobile Holdings and Dongfeng Motor Group contributed. Taiwan-based touch-screen producer Young Fast Optoelectron - which I sold - also aided results, as did underweighting two Hong Kong-based utilities that I ultimately sold off entirely: CLP Holdings and Hong Kong Electric Holdings.

Note to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2009, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

China Region

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.42%
Actual		$ 1,000.00	$ 1,373.60	$ 8.50
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.22
Class T	1.70%
Actual		$ 1,000.00	$ 1,371.40	$ 10.16
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.19%
Actual		$ 1,000.00	$ 1,368.00	$ 13.07
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Class C	2.19%
Actual		$ 1,000.00	$ 1,368.60	$ 13.07
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
China Region	1.11%
Actual		$ 1,000.00	$ 1,374.90	$ 6.64
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Institutional Class	1.10%
Actual		$ 1,000.00	$ 1,375.60	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

China Region

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
China	34.2%
Hong Kong	32.5%
Taiwan	22.3%
Cayman Islands	6.5%
Australia	1.4%
United States of America	1.2%
Bermuda	1.1%
United Kingdom	0.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Hong Kong	34.5%
China	33.9%
Taiwan	22.1%
Cayman Islands	5.4%
Singapore	3.8%
United States of America	0.2%
Bermuda	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	99.8
Short-Term Investments and Net Other Assets	1.2	0.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of China (H Shares) (Commercial Banks)	4.2	4.1
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.7	2.7
Tencent Holdings Ltd. (Internet Software & Services)	3.4	2.1
Hong Kong Exchange & Clearing Ltd. (Diversified Financial Services)	3.2	3.0
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	3.2	5.4
China Life Insurance Co. Ltd. (H Shares) (Insurance)	3.1	5.2
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	3.0	3.1
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	2.7	4.8
Yuanta Financial Holding Co. Ltd. (Capital Markets)	2.6	3.6
BOC Hong Kong Holdings Ltd. (Commercial Banks)	2.5	1.4
	31.6
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	41.0	46.7
Information Technology	16.6	17.6
Consumer Discretionary	11.2	6.8
Industrials	9.2	6.8
Materials	8.0	2.1
Energy	6.7	7.0
Telecommunication Services	3.9	7.0
Consumer Staples	1.4	1.6
Health Care	0.5	0.0
Utilities	0.3	0.4

Annual Report

China Region

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.2%
Auto Components - 1.1%
Cheng Shin Rubber Industry Co. Ltd.	4,077,500	$ 8,347,433
Minth Group Ltd.	5,302,000	5,506,106
Xinyi Glass Holdings Co. Ltd.	11,122,000	8,752,805
		22,606,344
Automobiles - 1.7%
Dongfeng Motor Group Co. Ltd.(H Shares)	18,388,000	21,862,627
Geely Automobile Holdings Ltd.	2,055,000	743,059
Yulon Motor Co. Ltd.	12,428,000	13,848,988
		36,454,674
Distributors - 2.5%
China Resources Enterprise Ltd.	5,734,000	19,080,347
Li & Fung Ltd.	8,432,000	35,069,238
		54,149,585
Household Durables - 1.0%
Techtronic Industries Co. Ltd.	26,394,500	21,203,137
Multiline Retail - 2.2%
Far East Department Stores Co. Ltd.	6,833,820	6,994,156
Golden Eagle Retail Group Ltd.(H Shares) (c)	10,750,000	18,489,630
Maoye International Holdings Ltd.	58,700,000	15,603,589
New World Department Store China Ltd.	7,778,000	6,941,623
		48,028,998
Specialty Retail - 0.8%
Esprit Holdings Ltd.	2,654,400	17,670,649
Textiles, Apparel & Luxury Goods - 1.9%
Bosideng International Holdings Ltd.	17,384,000	3,082,815
China Dongxiang Group Co. Ltd.	17,608,000	10,758,534
Li Ning Co. Ltd. (c)	1,277,500	3,466,061
Texwinca Holdings Ltd.	14,950,000	12,684,815
Weiqiao Textile Co. Ltd. (H Shares)	16,182,500	11,291,226
		41,283,451
TOTAL CONSUMER DISCRETIONARY		241,396,838
CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.7%
Dairy Farm International Holdings Ltd.	2,642,400	15,587,202
Personal Products - 0.7%
Hengan International Group Co. Ltd.	2,202,000	14,175,056
TOTAL CONSUMER STAPLES		29,762,258
ENERGY - 6.7%
Energy Equipment & Services - 0.3%
China Oilfield Services Ltd. (H Shares)	6,978,000	7,540,036
Oil, Gas & Consumable Fuels - 6.4%
China Petroleum & Chemical Corp.(H Shares)	28,928,000	24,533,659

	Shares	Value
China Shenhua Energy Co. Ltd.(H Shares)	2,800,500	$ 12,563,653
CNOOC Ltd.	28,575,000	42,796,057
CNPC (Hong Kong) Ltd.	18,280,000	19,298,459
PetroChina Co. Ltd. (H Shares)	31,750,000	38,205,162
		137,396,990
TOTAL ENERGY		144,937,026
FINANCIALS - 41.0%
Capital Markets - 2.6%
Yuanta Financial Holding Co. Ltd.	86,959,000	57,172,240
Commercial Banks - 17.6%
Bank of China (H Shares)	155,295,000	90,087,599
BOC Hong Kong Holdings Ltd.	23,592,000	54,307,435
China Citic Bank Corp. Ltd. Class H	9,155,000	6,853,104
China Construction Bank Corp. (H Shares)	92,550,000	79,792,344
China Merchants Bank Co. Ltd. (H Shares)	10,312,500	26,383,580
Chinatrust Financial Holding Co. Ltd.	33,511,601	20,054,290
E.Sun Financial Holdings Co. Ltd.	12,980,410	5,033,857
HSBC Holdings PLC (Hong Kong) (Reg.)	1,529,200	16,887,031
Industrial & Commercial Bank of China Ltd. (H Shares)	73,076,000	58,141,860
Mega Financial Holding Co. Ltd.	19,214,000	10,659,877
Sinopac Holdings Co. (a)	16,800,000	6,181,289
Taishin Financial Holdings Co. Ltd. (a)	12,911,000	5,033,825
Wing Hang Bank Ltd.	60,000	582,121
		379,998,212
Diversified Financial Services - 4.4%
China Everbright Ltd.	6,844,000	16,134,389
Fubon Financial Holding Co. Ltd. (a)	8,665,000	9,579,022
Hong Kong Exchange & Clearing Ltd.	3,959,300	69,695,797
		95,409,208
Insurance - 5.7%
Cathay Financial Holding Co. Ltd. (a)	17,733,000	30,296,093
China Life Insurance Co. Ltd. (H Shares)	14,469,000	66,527,812
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,604,500	22,826,116
Shin Kong Financial Holding Co. Ltd. (a)	10,251,000	4,155,117
		123,805,138
Real Estate Management & Development - 10.7%
Cheung Kong Holdings Ltd.	2,991,000	37,960,644
China Overseas Land & Investment Ltd.	5,055,920	10,900,384
China Resources Land Ltd.	1,308,000	3,157,538
Farglory Land Development Co. Ltd.	2,381,000	4,765,810
Hang Lung Properties Ltd.	6,089,000	23,011,969
Henderson Land Development Co. Ltd.	3,008,000	21,266,176
Hysan Development Co. Ltd.	1,331,178	3,931,627
Kerry Properties Ltd.	2,398,000	13,370,988
New World Development Co. Ltd.	12,821,000	27,597,192
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Shimao Property Holdings Ltd.	10,136,000	$ 18,828,961
Sino Land Co.	2,414,000	4,591,471
Sino-Ocean Land Holdings Ltd.	15,047,866	14,634,362
Sun Hung Kai Properties Ltd.	3,038,000	46,028,425
		230,045,547
TOTAL FINANCIALS		886,430,345
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Sinopharm Group Co. Ltd. Class H	3,005,200	10,661,674
INDUSTRIALS - 9.2%
Airlines - 0.3%
Air China Ltd. (H Shares) (a)	4,190,000	2,268,123
Cathay Pacific Airways Ltd.	2,256,000	3,655,430
		5,923,553
Electrical Equipment - 0.9%
China High Speed Transmission Equipment Group Co. Ltd.	5,607,000	11,245,073
Dongfang Electric Corp. Ltd.	1,758,200	8,734,295
		19,979,368
Industrial Conglomerates - 3.2%
Beijing Enterprises Holdings Ltd.	1,710,000	10,236,238
Far Eastern Textile Ltd.	17,520,420	20,583,168
Hutchison Whampoa Ltd.	3,080,000	21,618,727
Poly (Hong Kong) Investments Ltd.	2,883,000	3,295,210
Shanghai Industrial Holdings Ltd.	2,938,000	13,802,338
		69,535,681
Machinery - 1.5%
China International Marine Containers Co. Ltd. (B Shares)	6,221,556	6,204,494
Haitian International Holdings Ltd.	11,892,000	5,276,073
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares)	1,930,160	1,597,360
Singamas Container Holdings Ltd.	57,306,000	10,875,961
Sinotruk Hong Kong Ltd.	1,308,000	1,555,324
Weichai Power Co. Ltd. (H Shares)	1,134,000	7,402,776
		32,911,988
Marine - 1.7%
China Cosco Holdings Co. Ltd. (H Shares) (c)	12,502,000	15,409,175
Orient Overseas International Ltd.	1,585,000	7,733,455
Shun Tak Holdings Ltd. (c)	20,066,000	13,498,415
		36,641,045
Transportation Infrastructure - 1.6%
China Merchant Holdings International Co. Ltd.	1,984,000	6,327,817

	Shares	Value
Cosco Pacific Ltd.	5,588,000	$ 7,719,260
Zhejiang Expressway Co. Ltd. (H Shares)	23,680,000	20,141,217
		34,188,294
TOTAL INDUSTRIALS		199,179,929
INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 0.9%
Vtech Holdings Ltd.	1,837,000	15,310,363
ZTE Corp. (H Shares)	445,820	2,470,447
		17,780,810
Computers & Peripherals - 0.6%
Acer, Inc.	3,681,810	8,646,098
HTC Corp.	477,200	4,721,141
		13,367,239
Electronic Equipment & Components - 7.8%
AU Optronics Corp.	7,798,090	6,889,141
BYD Co. Ltd. (H Shares) (a)(c)	2,130,800	19,508,581
Coretronic Corp.	14,192,000	15,480,923
Hon Hai Precision Industry Co. Ltd. (Foxconn)	16,478,225	64,301,168
Kingboard Chemical Holdings Ltd.	2,247,500	9,046,218
Kingboard Laminates Holdings Ltd.	16,712,500	11,688,622
Largan Precision Co. Ltd.	983,600	11,222,931
Tripod Technology Corp.	3,217,820	8,021,750
Unimicron Technology Corp.	19,729,000	22,426,318
		168,585,652
Internet Software & Services - 3.4%
Tencent Holdings Ltd.	4,240,000	73,831,256
Semiconductors & Semiconductor Equipment - 3.9%
Kinsus Interconnect Technology Corp.	3,163,000	7,899,406
MediaTek, Inc.	2,071,262	28,881,026
Taiwan Semiconductor Manufacturing Co. Ltd.	26,166,796	47,289,138
		84,069,570
TOTAL INFORMATION TECHNOLOGY		357,634,527
MATERIALS - 8.0%
Chemicals - 1.0%
Formosa Plastics Corp.	7,854,250	15,008,839
Taiwan Fertilizer Co. Ltd.	2,167,000	6,702,276
		21,711,115
Construction Materials - 1.1%
Anhui Conch Cement Co. Ltd. (H Shares)	746,000	4,826,998
Asia Cement Corp.	3,127,080	3,271,100
China National Building Materials Co. Ltd. (H Shares)	4,258,000	9,142,365
China Shanshui Cement Group Ltd.	8,678,000	6,196,816
		23,437,279
Metals & Mining - 4.7%
Angang Steel Co. Ltd. (H Shares) (c)	7,682,000	14,160,831
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
BlueScope Steel Ltd.	6,997,424	$ 18,538,121
China Steel Corp.	20,445,000	18,084,074
Hidili Industry International Development Ltd. (a)	12,475,000	12,766,579
Jiangxi Copper Co. Ltd. (H Shares) (c)	5,428,000	12,298,779
Maanshan Iron & Steel Co. Ltd.(H Shares) (a)(c)	13,862,000	8,344,966
OZ Minerals Ltd. (a)	11,666,449	12,195,215
Xingda International Holdings Ltd.	12,842,000	6,359,142
		102,747,707
Paper & Forest Products - 1.2%
Nine Dragons Paper (Holdings) Ltd.	11,154,000	15,940,865
Shandong Chenming Paper Holdings Ltd.:
(B Shares)	9,255,872	6,453,602
(H Shares)	4,580,600	3,199,263
		25,593,730
TOTAL MATERIALS		173,489,831
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 0.2%
China Unicom (Hong Kong) Ltd.	3,434,000	4,366,432
Wireless Telecommunication Services - 3.7%
China Mobile (Hong Kong) Ltd.	7,358,500	68,983,512
Taiwan Mobile Co. Ltd.	6,483,000	11,551,184
		80,534,696
TOTAL TELECOMMUNICATION SERVICES		84,901,128

	Shares	Value
UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
China Resources Power Holdings Co. Ltd.	2,942,600	$ 6,096,167
TOTAL COMMON STOCKS (Cost $1,823,106,567)		2,134,489,723
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.20% (d)	26,759,308	26,759,308
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	31,731,020	31,731,020
TOTAL MONEY MARKET FUNDS (Cost $58,490,328)		58,490,328
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,881,596,895)	2,192,980,051
NET OTHER ASSETS - (1.5)%	(32,453,406)
NET ASSETS - 100%	$ 2,160,526,645
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 252,490
Fidelity Securities Lending Cash Central Fund	258,952
Total	$ 511,442
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 241,396,838	$ -	$ 241,396,838	$ -
Consumer Staples	29,762,258	-	29,762,258	-
Energy	144,937,026	-	144,937,026	-
Financials	886,430,345	-	886,430,345	-
Health Care	10,661,674	-	10,661,674	-
Industrials	199,179,929	-	199,179,929	-
Information Technology	357,634,527	-	357,634,527	-
Materials	173,489,831	-	173,489,831	-
Telecommunication Services	84,901,128	-	84,901,128	-
Utilities	6,096,167	-	6,096,167	-
Money Market Funds	58,490,328	58,490,328	-	-
Total Investments in Securities:	$ 2,192,980,051	$ 58,490,328	$ 2,134,489,723	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3,377,416
Total Realized Gain (Loss)	(2,615,311)
Total Unrealized Gain (Loss)	3,181,061
Cost of Purchases	693,176
Proceeds of Sales	(4,636,342)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $183,638,930 of which $148,402,224 and $35,236,706 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $29,883,388) - See accompanying schedule: Unaffiliated issuers (cost $1,823,106,567)	$ 2,134,489,723
Fidelity Central Funds (cost $58,490,328)	58,490,328
Total Investments (cost $1,881,596,895)		$ 2,192,980,051
Receivable for investments sold		4,265,474
Receivable for fund shares sold		6,968,202
Dividends receivable		677,016
Distributions receivable from Fidelity Central Funds		110,370
Prepaid expenses		11,823
Other receivables		348,987
Total assets		2,205,361,923

Liabilities
Payable for investments purchased	$ 4,967,028
Payable for fund shares redeemed	6,081,556
Accrued management fee	1,274,230
Distribution fees payable	8,236
Other affiliated payables	495,195
Other payables and accrued expenses	278,013
Collateral on securities loaned, at value	31,731,020
Total liabilities		44,835,278

Net Assets		$ 2,160,526,645
Net Assets consist of:
Paid in capital		$ 2,022,501,705
Undistributed net investment income		17,665,449
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(191,023,588)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		311,383,079
Net Assets		$ 2,160,526,645

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,841,563 ÷ 447,439 shares)	$ 26.47

Maximum offering price per share (100/94.25 of $26.47)	$ 28.08
Class T: Net Asset Value and redemption price per share ($3,139,199 ÷ 118,901 shares)	$ 26.40

Maximum offering price per share (100/96.50 of $26.40)	$ 27.36
Class B: Net Asset Value and offering price per share ($1,914,530 ÷ 72,865 shares) A	$ 26.28

Class C: Net Asset Value and offering price per share ($3,806,401 ÷ 145,028 shares) A	$ 26.25

China Region: Net Asset Value, offering price and redemption price per share ($2,138,141,158 ÷ 80,520,995 shares)	$ 26.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,683,794 ÷ 63,412 shares)	$ 26.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 34,789,884
Interest		4,179
Income from Fidelity Central Funds		511,442
		35,305,505
Less foreign taxes withheld		(3,044,381)
Total income		32,261,124

Expenses
Management fee	$ 8,847,063
Transfer agent fees	3,454,783
Distribution fees	39,001
Accounting and security lending fees	568,104
Custodian fees and expenses	891,815
Independent trustees' compensation	7,990
Registration fees	183,743
Audit	73,657
Legal	4,317
Interest	240
Miscellaneous	18,088
Total expenses before reductions	14,088,801
Expense reductions	(1,149,025)	12,939,776
Net investment income (loss)		19,321,348
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(49,982,550)
Foreign currency transactions	(599,246)
Futures contracts	13,036,301
Total net realized gain (loss)		(37,545,495)
Change in net unrealized appreciation (depreciation) on: Investment securities	584,911,835
Assets and liabilities in foreign currencies	33,654
Total change in net unrealized appreciation (depreciation)		584,945,489
Net gain (loss)		547,399,994
Net increase (decrease) in net assets resulting from operations		$ 566,721,342

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,321,348	$ 20,232,414
Net realized gain (loss)	(37,545,495)	(151,826,882)
Change in net unrealized appreciation (depreciation)	584,945,489	(900,567,403)
Net increase (decrease) in net assets resulting from operations	566,721,342	(1,032,161,871)
Distributions to shareholders from net investment income	(7,631,813)	(15,794,709)
Distributions to shareholders from net realized gain	-	(223,593,729)
Total distributions	(7,631,813)	(239,388,438)
Share transactions - net increase (decrease)	858,935,262	(34,409,565)
Redemption fees	1,318,632	2,616,118
Total increase (decrease) in net assets	1,419,343,423	(1,303,343,756)

Net Assets
Beginning of period	741,183,222	2,044,526,978
End of period (including undistributed net investment income of $17,665,449 and undistributed net investment income of $6,027,366, respectively)	$ 2,160,526,645	$ 741,183,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.30	.28
Net realized and unrealized gain (loss)	9.63	(12.91)
Total from investment operations	9.93	(12.63)
Distributions from net investment income	(.16)	-
Redemption fees added to paid in capital E	.03	.02
Net asset value, end of period	$ 26.47	$ 16.67
Total Return B, C, D	60.41%	(43.07)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.39%	1.44% A
Expenses net of fee waivers, if any	1.39%	1.44% A
Expenses net of all reductions	1.31%	1.30% A
Net investment income (loss)	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,842	$ 340
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.23	.26
Net realized and unrealized gain (loss)	9.64	(12.91)
Total from investment operations	9.87	(12.65)
Distributions from net investment income	(.14)	-
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 26.40	$ 16.65
Total Return B, C, D	59.92%	(43.14)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.66%	1.68% A
Expenses net of fee waivers, if any	1.66%	1.68% A
Expenses net of all reductions	1.58%	1.53% A
Net investment income (loss)	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,139	$ 107
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.12	.20
Net realized and unrealized gain (loss)	9.63	(12.89)
Total from investment operations	9.75	(12.69)
Distributions from net investment income	(.10)	-
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 26.28	$ 16.61
Total Return B, C, D	59.16%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	2.17% A
Expenses net of fee waivers, if any	2.15%	2.17% A
Expenses net of all reductions	2.06%	2.02% A
Net investment income (loss)	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,915	$ 155
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.12	.20
Net realized and unrealized gain (loss)	9.62	(12.89)
Total from investment operations	9.74	(12.69)
Distributions from net investment income	(.12)	-
Redemption fees added to paid in capital E	.02	.02
Net asset value, end of period	$ 26.25	$ 16.61
Total Return B, C, D	59.18%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	2.13% A
Expenses net of fee waivers, if any	2.15%	2.13% A
Expenses net of all reductions	2.07%	1.98% A
Net investment income (loss)	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,806	$ 233
Portfolio turnover rate G	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 41.52	$ 22.94	$ 17.74	$ 15.88
Income from Investment Operations
Net investment income (loss) B	.33	.39	.46	.42	.36
Net realized and unrealized gain (loss)	9.68	(20.42)	18.58	4.99	1.75
Total from investment operations	10.01	(20.03)	19.04	5.41	2.11
Distributions from net investment income	(.17)	(.32)	(.29)	(.22)	(.26)
Distributions from net realized gain	-	(4.53)	(.20)	-	-
Total distributions	(.17)	(4.85)	(.49)	(.22)	(.26)
Redemption fees added to paid in capital B	.02	.05	.03	.01	.01
Net asset value, end of period	$ 26.55	$ 16.69	$ 41.52	$ 22.94	$ 17.74
Total Return A	60.77%	(53.75)%	84.73%	30.83%	13.44%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.11%	1.08%	1.14%	1.16%
Expenses net of fee waivers, if any	1.12%	1.11%	1.08%	1.14%	1.16%
Expenses net of all reductions	1.03%	.96%	.92%	1.08%	1.12%
Net investment income (loss)	1.54%	1.45%	1.64%	1.99%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,138,141	$ 740,289	$ 2,044,527	$ 734,793	$ 396,905
Portfolio turnover rate D	88%	133%	173%	36%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.37	.34
Net realized and unrealized gain (loss)	9.64	(12.94)
Total from investment operations	10.01	(12.60)
Distributions from net investment income	(.18)	-
Redemption fees added to paid in capital D	.02	.02
Net asset value, end of period	$ 26.55	$ 16.70
Total Return B, C	60.78%	(42.96)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.08%	1.05% A
Expenses net of fee waivers, if any	1.08%	1.05% A
Expenses net of all reductions	1.00%	.91% A
Net investment income (loss)	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,684	$ 60
Portfolio turnover rate F	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, China Region and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 391,865,421
Gross unrealized depreciation	(93,310,749)
Net unrealized appreciation (depreciation)	$ 298,554,672

Tax Cost	$ 1,894,425,379

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 23,109,275
Capital loss carryforward	$ (183,638,930)
Net unrealized appreciation (depreciation)	$ 298,554,595

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 7,631,813	$ 49,852,032
Long-term Capital Gains	-	189,536,406
Total	$ 7,631,813	$ 239,388,438

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives. While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 13,036,301	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 13,036,301	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $13,036,301 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,970,322,629 and $1,053,121,225, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 10,385	$ 676
Class T	.25%	.25%	5,834	194
Class B	.75%	.25%	7,621	5,822
Class C	.75%	.25%	15,161	8,014
			$ 39,001	$ 14,706

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 25,166
Class T	3,265
Class B*	768
Class C*	728
$ 29,927

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 12,947.30
Class T	3,941.33
Class B	2,531.33
Class C	5,097.33
China Region	3,428,423.28
Institutional Class	1,844.24
	$ 3,454,783

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $199 for the period.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,837,250.37%		$ 240

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,537 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $258,952.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of China Region's operating expenses. During the period, this reimbursement reduced the class' expenses by $47,001.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,102,024 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 4,014	$ -
Class T	973	-
Class B	969	-
Class C	1,793	-
China Region	7,623,415	15,794,709
Institutional Class	649	-
Total	$ 7,631,813	$ 15,794,709
From net realized gain
China Region	$ -	$ 223,593,729

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Class A
Shares sold	476,918	30,242	$ 10,951,377	$ 750,104
Reinvestment of distributions	220	-	3,532	-
Shares redeemed	(50,111)	(9,830)	(1,196,308)	(195,417)
Net increase (decrease)	427,027	20,412	$ 9,758,601	$ 554,687
Class T
Shares sold	124,214	6,603	$ 2,764,790	$ 171,008
Reinvestment of distributions	61	-	973	-
Shares redeemed	(11,807)	(170)	(289,925)	(3,942)
Net increase (decrease)	112,468	6,433	$ 2,475,838	$ 167,066
Class B
Shares sold	76,310	9,379	$ 1,715,391	$ 239,439
Reinvestment of distributions	60	-	969	-
Shares redeemed	(12,815)	(69)	(303,220)	(1,147)
Net increase (decrease)	63,555	9,310	$ 1,413,140	$ 238,292
Class C
Shares sold	162,651	16,209	$ 3,650,852	$ 359,453
Reinvestment of distributions	112	-	1,793	-
Shares redeemed	(31,751)	(2,193)	(779,443)	(34,305)
Net increase (decrease)	131,012	14,016	$ 2,873,202	$ 325,148
China Region
Shares sold	54,595,118	24,232,728	$ 1,249,255,109	$ 702,714,867
Reinvestment of distributions	454,390	7,102,996	7,297,501	228,787,494
Shares redeemed	(18,885,174)	(36,222,341)	(415,361,909)	(967,305,455)
Net increase (decrease)	36,164,334	(4,886,617)	$ 841,190,701	$ (35,803,094)
Institutional Class
Shares sold	72,363	5,359	$ 1,546,935	$ 145,686
Reinvestment of distributions	40	-	649	-
Shares redeemed	(12,559)	(1,791)	(323,804)	(37,350)
Net increase (decrease)	59,844	3,568	$ 1,223,780	$ 108,336

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/7/09	12/4/09	$0.216	$0.065

Institutional Class designates 50% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/08	$0.254	$0.0718

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity China Region (retail class), as well as the fund's relative investment performance for Fidelity China Region (retail class) measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity China Region (retail class) of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor classes of the fund had less than one year of performance as of December 31, 2008.)

Fidelity China Region Fund

The Board stated that the investment performance of Fidelity China Region (retail class) of the fund compared favorably to its benchmark for all the periods shown.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity China Region (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

AHKCI-UANN-1209
1.861450.101

Fidelity®
Emerging Markets
Fund -
Class K

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class K A	54.44%	15.07%	9.60%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Emerging Markets, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund - Class K on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets (EM) Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' mood shifted from despair early in the 12-month period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% for the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil, whose major city, Rio de Janeiro, recently won the competition to host the 2016 Olympic games. Moreover, near period end Brazil's government debt earned an investment-grade rating from one of the major U.S. credit-rating agencies. Asian stocks also performed extremely well, returning almost 67%. A key driver in that case was China, whose return of roughly 102% came amid accelerating economic growth - from 6.1% in the first quarter of 2009 to 8.9% in the third quarter - and optimism fostered by the government's massive fiscal stimulus package. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund: During the year, the fund's Class K shares returned 54.44%, trailing the MSCI index. Unrewarding stock selection in financials, industrials, information technology, materials and consumer staples hurt results, along with a modest cash position. At the country level, stock picking in Russia, India, South Korea, South Africa, Taiwan and Israel detracted, as did our positioning in China. A small out-of-index position in IT services provider Rolta India fared poorly due to the alleged fraud of a competitor. Other detractors included Russian natural gas producer/distributor Gazprom, Brazilian pulp and paper holding Votorantim Celulose e Papel, Bahrain-based investment bank Gulf Finance House - a small out-of-benchmark holding - and Mexican bank Grupo Financiero Banorte. Underweighting strong-performing South African gold-mining stock AngloGold Ashanti further detracted. Conversely, good stock picks and an overweighting in consumer discretionary aided performance, as did stock selection in telecommunication services. Indonesian conglomerate Astra International was boosted by healthy sales of mining equipment and rebounding palm oil prices. Other contributors included Indonesia-based natural gas utility Perusahaan Gas Negara, Hungary's OTP Bank and CNPC, a Hong Kong-based energy company. Some stocks I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Emerging Markets

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Emerging Markets	1.19%
Actual		$ 1,000.00	$ 1,429.20	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Class K	.92%
Actual		$ 1,000.00	$ 1,431.80	$ 5.64
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Emerging Markets

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Brazil	16.9%
Korea (South)	10.5%
China	10.1%
Russia	8.8%
Taiwan	7.7%
India	7.2%
South Africa	6.1%
Hong Kong	5.4%
Indonesia	4.7%
Other	22.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Brazil	13.1%
Korea (South)	11.9%
China	9.6%
Taiwan	8.8%
South Africa	8.0%
Russia	6.6%
India	6.5%
Hong Kong	6.3%
Indonesia	3.9%
Other	25.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	97.9
Short-Term Investments and Net Other Assets	0.8	2.1
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	4.1	3.8
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	3.5	2.7
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.0	2.5
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	2.4	1.6
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.0	1.8
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.9	1.7
Itau Unibanco Banco Multiplo SA ADR (Brazil, Commercial Banks)	1.9	0.1
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.7	2.0
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	1.5	2.3
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	1.4	1.2
	23.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	22.0
Energy	15.8	14.5
Materials	14.8	12.6
Information Technology	12.9	14.3
Telecommunication Services	9.2	8.8
Consumer Discretionary	6.8	9.3
Industrials	6.1	5.6
Consumer Staples	2.9	5.0
Utilities	2.6	3.3
Health Care	2.1	2.5

Annual Report

Emerging Markets

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Argentina - 0.1%
Banco Macro SA sponsored ADR	173,100	$ 5,059,713
Australia - 0.2%
Sino Gold Mining Ltd. (a)	1,583,111	9,290,404
Bailiwick of Jersey - 0.3%
Randgold Resources Ltd. sponsored ADR	199,700	13,321,987
Bermuda - 0.6%
Aquarius Platinum Ltd.:
(Australia) (c)	3,233,117	14,059,008
(United Kingdom)	731,222	3,129,756
Huabao International Holdings Ltd.	5,988,000	5,711,833
TOTAL BERMUDA		22,900,597
Brazil - 16.9%
Banco ABC Brasil SA	890,300	5,024,746
Banco Santander (Brasil) SA ADR (a)	1,277,900	15,155,894
BM&F BOVESPA SA	2,748,100	17,710,047
Brasil Foods SA	289,800	6,988,307
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (c)	141,200	8,541,188
Companhia de Saneamento de Minas Gerais	19,364	340,838
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	8,650	136,584
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (c)	1,213,500	40,239,660
Fertilizantes Fosfatados SA (PN) (a)	669,400	6,461,390
Gerdau SA sponsored ADR (c)	2,151,200	32,483,120
GVT Holding SA (a)	342,900	9,841,923
Itau Unibanco Banco Multiplo SA ADR	3,889,560	74,446,178
Localiza Rent A Car SA	1,080,400	11,318,067
Net Servicos de Comunicacao SA sponsored ADR	1,461,766	17,965,104
OGX Petroleo e Gas Participacoes SA	31,400	25,316,829
PDG Realty S.A. Empreendimentos e Participacoes	1,552,600	12,958,903
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	3,296,900	65,368,923
(PN) sponsored ADR (non-vtg.)	2,378,700	95,433,444
sponsored ADR	385,300	17,808,566
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	1,294,200	24,667,452
Tivit Terc de Tec E Servico SA	467,000	3,577,010
Vale SA (PN-A) sponsored ADR	5,857,400	135,305,941
Vivo Participacoes SA sponsored ADR	781,100	18,941,675
Votorantim Celulose e Papel SA sponsored ADR (a)	1,112,065	15,279,773
TOTAL BRAZIL		661,311,562

	Shares	Value
Canada - 1.1%
Eldorado Gold Corp. (a)	611,600	$ 6,811,558
First Quantum Minerals Ltd.	227,500	15,551,138
Sherritt International Corp. (c)	900,900	5,773,880
Sino-Forest Corp. (a)	595,900	8,381,177
Uranium One, Inc. (a)	2,288,200	6,487,301
TOTAL CANADA		43,005,054
Cayman Islands - 1.8%
China Dongxiang Group Co. Ltd.	17,981,000	10,986,438
China Shanshui Cement Group Ltd.	8,975,000	6,408,898
Eurasia Drilling Co. Ltd. GDR (Reg. S)	795,900	13,132,350
Geely Automobile Holdings Ltd. (c)	48,900,000	17,681,543
Hidili Industry International Development Ltd. (a)	5,343,000	5,467,882
Integra Group Holdings unit (a)	3,586,700	11,800,243
Yingli Green Energy Holding Co. Ltd. ADR (a)(c)	321,600	3,724,128
TOTAL CAYMAN ISLANDS		69,201,482
China - 10.1%
Baidu.com, Inc. sponsored ADR (a)	28,800	10,884,096
China Construction Bank Corp. (H Shares)	86,479,000	74,558,208
China Merchants Bank Co. Ltd. (H Shares)	13,612,350	34,825,942
China National Materials Co. Ltd. (H Shares)	8,621,000	6,821,188
China Railway Construction Corp. Ltd. (H Shares)	10,180,000	13,494,219
China Shenhua Energy Co. Ltd. (H Shares)	7,568,500	33,953,939
China Yurun Food Group Ltd.	8,323,000	17,106,706
Golden Eagle Retail Group Ltd. (H Shares)	9,199,000	15,821,963
Industrial & Commercial Bank of China Ltd. (H Shares)	85,412,000	67,956,819
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)	10,458,000	6,295,748
PICC Property & Casualty Co. Ltd. (H Shares) (a)(c)	13,580,000	10,002,720
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	4,138,000	36,265,873
Tencent Holdings Ltd.	2,126,300	37,025,330
Yantai Changyu Pioneer Wine Co. (B Shares)	1,602,950	11,783,639
ZTE Corp. (H Shares)	3,291,080	18,237,041
TOTAL CHINA		395,033,431
Cyprus - 0.1%
Globaltrans Investment PLC GDR (Reg. S) (a)	333,800	2,937,440
XXI Century Investments Public Ltd. (a)	160,365	59,240
TOTAL CYPRUS		2,996,680
Common Stocks - continued
	Shares	Value
Czech Republic - 1.1%
Ceske Energeticke Zavody AS	481,200	$ 23,989,208
Komercni Banka AS	105,500	20,985,205
TOTAL CZECH REPUBLIC		44,974,413
Egypt - 0.7%
Commercial International Bank Ltd. sponsored GDR	1,492,019	15,069,392
Orascom Telecom Holding SAE unit	321,400	10,959,740
TOTAL EGYPT		26,029,132
Hong Kong - 5.4%
China Mobile (Hong Kong) Ltd.	6,442,400	60,395,377
China Overseas Land & Investment Ltd.	8,670,000	18,692,213
China Resources Power Holdings Co. Ltd.	7,491,500	15,520,096
CNOOC Ltd.	28,901,000	43,284,299
CNOOC Ltd. sponsored ADR	20,000	2,978,800
CNPC (Hong Kong) Ltd.	18,746,000	19,790,422
Cosco Pacific Ltd.	6,864,000	9,481,926
Hong Kong Exchange & Clearing Ltd.	557,500	9,813,706
Shanghai Industrial Holdings Ltd.	3,875,000	18,204,241
Sino-Ocean Land Holdings Ltd.	12,878,500	12,524,609
TOTAL HONG KONG		210,685,689
Hungary - 0.8%
OTP Bank Ltd. (a)	1,057,900	30,196,579
India - 7.2%
Bank of Baroda	558,774	6,037,865
Bharat Heavy Electricals Ltd.	470,875	22,040,528
Housing Development and Infrastructure Ltd. (a)	1,681,902	11,147,955
Housing Development Finance Corp. Ltd.	675,733	37,843,888
Indiabulls Real Estate Ltd. (a)	1,835,219	9,608,347
Infosys Technologies Ltd. sponsored ADR	894,400	41,142,400
ITC Ltd.	1,500	8,084
Jain Irrigation Systems Ltd.	745,510	12,050,774
JSW Steel Ltd.	1,069,795	16,964,462
Mahindra & Mahindra Ltd.	855,928	16,576,222
Power Finance Corp. Ltd.	739,047	3,451,345
Reliance Industries Ltd.	1,143,302	46,294,890
Rural Electrification Corp. Ltd.	1,649,256	6,936,451
Tata Consultancy Services Ltd.	1,536,426	20,444,088
Tata Power Co. Ltd.	591,378	16,639,352
Tata Steel Ltd.	1,352,931	13,383,049
TOTAL INDIA		280,569,700
Indonesia - 4.7%
PT Astra International Tbk	7,028,500	22,612,760
PT Bank Central Asia Tbk	41,196,500	19,399,497
PT Bank Mandiri Persero Tbk	32,948,500	15,810,489
PT Bank Rakyat Indonesia Tbk	29,987,500	21,821,816

	Shares	Value
PT Bumi Resources Tbk	68,203,000	$ 16,419,017
PT Indocement Tunggal Prakarsa Tbk	14,098,000	16,052,919
PT Indofood Sukses Makmur Tbk	48,296,500	15,263,567
PT International Nickel Indonesia Tbk (a)	10,670,500	4,421,957
PT Perusahaan Gas Negara Tbk Series B	65,783,100	24,476,822
PT Telkomunikasi Indonesia Tbk Series B	34,714,000	29,892,705
TOTAL INDONESIA		186,171,549
Ireland - 0.3%
Dragon Oil PLC (a)	1,843,460	12,409,030
Israel - 1.6%
Israel Chemicals Ltd.	1,049,584	12,496,878
Teva Pharmaceutical Industries Ltd. sponsored ADR	961,300	48,526,424
TOTAL ISRAEL		61,023,302
Kazakhstan - 0.7%
JSC Halyk Bank of Kazakhstan unit (a)	2,315,176	15,743,197
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	573,211	13,556,440
TOTAL KAZAKHSTAN		29,299,637
Korea (South) - 10.5%
DigiTech Systems Co., Ltd. (a)	83,167	1,725,591
Doosan Heavy Industries & Construction Co. Ltd.	246,474	13,178,533
Hynix Semiconductor, Inc. (a)	1,439,420	21,292,060
Hyundai Engineering & Construction Co. Ltd.	274,895	15,121,011
Hyundai Industrial Development & Construction Co.	442,400	13,045,439
Hyundai Mobis	209,390	27,818,405
Hyundai Motor Co.	413,621	37,379,744
Industrial Bank of Korea (a)	1,707,090	20,605,010
KB Financial Group, Inc. (a)	823,380	39,459,307
Korea Exchange Bank	2,268,960	25,690,097
LG Corp.	310,804	17,543,493
LG Innotek Co. Ltd.	78,005	7,019,825
Lumens Co. Ltd. (a)	889,544	4,940,866
MegaStudy Co. Ltd.	46,085	9,548,795
Samsung Electronics Co. Ltd.	198,870	119,227,975
Shinhan Financial Group Co. Ltd. (a)	1,007,430	38,082,732
TOTAL KOREA (SOUTH)		411,678,883
Luxembourg - 1.0%
ArcelorMittal SA (NY Shares) Class A (c)	359,065	12,215,391
Evraz Group SA GDR	794,300	19,365,034
Ternium SA sponsored ADR (a)(c)	366,400	9,207,632
TOTAL LUXEMBOURG		40,788,057
Mexico - 3.3%
America Movil SAB de CV Series L sponsored ADR	1,792,100	79,085,373
Corporacion Geo SA de CV Series B (a)	4,957,000	13,102,434
Common Stocks - continued
	Shares	Value
Mexico - continued
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	1,498,300	$ 13,065,176
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	278,500	7,098,965
Grupo Financiero Banorte SAB de CV Series O	5,419,300	17,320,614
TOTAL MEXICO		129,672,562
Nigeria - 0.2%
Guaranty Trust Bank PLC GDR (Reg. S)	1,205,281	7,472,742
Norway - 0.1%
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)(c)	4,450,000	3,497,145
Papua New Guinea - 0.2%
Oil Search Ltd.	1,591,728	8,252,534
Peru - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	548,200	18,403,074
Philippines - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR	297,900	15,878,070
Poland - 1.0%
Bank Polska Kasa Opieki SA (a)	439,500	23,896,768
Bank Zachodni WBK SA (a)	192,000	10,386,450
Globe Trade Centre SA (a)	405,700	3,553,556
TOTAL POLAND		37,836,774
Russia - 8.8%
Cherkizovo Group OJSC GDR (a)	322,100	2,995,530
Interregional Distribution Grid Companies Holding JSC (a)	18,789,200	2,195,323
Magnit OJSC GDR (Reg. S)	1,032,000	13,725,600
Mechel Steel Group OAO sponsored ADR	810,700	13,911,612
Novorossiysk Commercial Sea Port JSC (a)	13,641,400	2,089,753
Novorossiysk Commercial Sea Port JSC GDR (Reg. S)	81,000	931,500
OAO Gazprom	1,043,900	6,229,279
OAO Gazprom sponsored ADR	3,618,359	85,501,823
OAO NOVATEK GDR	399,080	20,153,540
OAO Tatneft sponsored ADR	835,900	21,775,195
OGK-2 JSC (a)	79,981,600	2,709,697
OGK-6 JSC (a)	94,762,200	2,559,053
OJSC MMC Norilsk Nickel sponsored ADR (a)	2,276,866	29,189,422
OJSC Oil Company Rosneft GDR (Reg. S) (a)	4,676,500	35,775,225
Polymetal JSC GDR (Reg. S) (a)	1,041,600	9,197,328
RusHydro JSC sponsored ADR (a)	2,830,633	10,077,053
Sberbank (Savings Bank of the Russian Federation)	12,917,000	28,622,184

	Shares	Value
Sberbank (Savings Bank of the Russian Federation) GDR	76,233	$ 18,285,449
Sistema JSFC sponsored GDR (a)	868,121	14,133,010
Vimpel Communications sponsored ADR (a)	1,451,700	26,028,981
TOTAL RUSSIA		346,086,557
Singapore - 0.2%
Straits Asia Resources Ltd.	5,927,000	7,574,567
South Africa - 6.1%
African Bank Investments Ltd.	4,081,699	16,091,690
AngloGold Ashanti Ltd.	380,000	14,100,736
Aspen Pharmacare Holdings Ltd.	2,217,177	18,787,471
Aveng Ltd.	3,283,952	17,549,439
Clicks Group Ltd.	4,157,611	13,144,703
Illovo Sugar Ltd.	2,736,665	12,435,406
Mr. Price Group Ltd.	2,985,145	13,717,338
MTN Group Ltd.	3,273,300	49,230,432
Murray & Roberts Holdings Ltd.	1,398,300	10,091,028
Mvelaphanda Resources Ltd. (a)	1,986,790	10,172,365
Raubex Group Ltd.	1,972,436	6,185,559
Shoprite Holdings Ltd.	1,802,935	14,769,644
Standard Bank Group Ltd.	2,692,600	33,844,905
Truworths International Ltd.	1,622,354	9,344,759
TOTAL SOUTH AFRICA		239,465,475
Taiwan - 7.7%
Advanced Semiconductor Engineering, Inc.	7,145,000	5,610,227
Advanced Semiconductor Engineering, Inc. sponsored ADR	3,000,400	11,611,548
Asia Cement Corp.	15,817,710	16,546,207
Epistar Corp.	1,161,000	3,368,201
First Financial Holding Co. Ltd.	27,382,077	15,759,266
Formosa Epitaxy, Inc.	6,159,000	8,471,876
Fubon Financial Holding Co. Ltd. (a)	14,606,000	16,146,704
Hon Hai Precision Industry Co. Ltd. (Foxconn)	13,610,447	53,110,553
Largan Precision Co. Ltd.	672,300	7,670,981
Macronix International Co. Ltd.	16,093,113	8,127,040
MediaTek, Inc.	2,392,868	33,365,399
Polaris Securities Co. Ltd.	9,130,000	4,667,356
Siliconware Precision Industries Co. Ltd.	13,774,633	18,042,393
Taiwan Mobile Co. Ltd.	10,062,000	17,928,121
Taiwan Semiconductor Manufacturing Co. Ltd.	14,808,447	26,762,111
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,258,114	21,542,408
Wistron Corp.	11,549,449	19,262,319
Yuanta Financial Holding Co. Ltd.	20,041,000	13,176,196
TOTAL TAIWAN		301,168,906
Thailand - 0.9%
Advanced Info Service PCL (For. Reg.)	2,094,000	5,310,077
Central Pattana PCL (For. Reg.)	4,976,300	3,174,909
Common Stocks - continued
	Shares	Value
Thailand - continued
National Finance PCL (For. Reg.)	3,639,200	$ 2,107,838
Siam Commercial Bank PCL (For. Reg.)	7,515,100	17,068,615
Thai Airways International PCL (For. Reg.) (a)	12,103,800	7,046,151
Total Access Communication PCL (For. Reg.)	105,200	120,627
TOTAL THAILAND		34,828,217
Turkey - 2.0%
Hurriyet Gazetecilik ve Matbaacilik AS (a)	7,158,519	7,713,203
Tofas Turk Otomobil Fabrikasi AS	4,412,692	11,152,797
Turk Hava Yollari AO	5,696,000	15,987,443
Turkiye Garanti Bankasi AS	6,750,895	24,695,658
Turkiye Is Bankasi AS Series C	5,235,939	20,024,376
TOTAL TURKEY		79,573,477
United Kingdom - 1.4%
Hikma Pharmaceuticals PLC	1,626,618	12,613,156
Max Petroleum PLC (a)	11,871,400	3,459,557
Standard Chartered PLC (United Kingdom)	584,641	14,402,753
Tullow Oil PLC	290,700	5,665,210
Xstrata PLC	1,369,770	19,846,440
TOTAL UNITED KINGDOM		55,987,116
United States of America - 1.2%
Central European Distribution Corp. (a)	421,230	13,104,465

	Shares	Value
CTC Media, Inc. (a)	707,917	$ 11,383,305
Freeport-McMoRan Copper & Gold, Inc.	308,800	22,653,568
TOTAL UNITED STATES OF AMERICA		47,141,338
TOTAL COMMON STOCKS (Cost $3,081,642,736)		3,888,785,435
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.20% (d)	37,105,282	37,105,282
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	89,366,228	89,366,228
TOTAL MONEY MARKET FUNDS (Cost $126,471,510)		126,471,510
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $3,208,114,246)		4,015,256,945
NET OTHER ASSETS - (2.4)%		(95,600,063)
NET ASSETS - 100%		$ 3,919,656,882
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 434,681
Fidelity Securities Lending Cash Central Fund	782,606
Total	$ 1,217,287
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 661,311,562	$ 660,970,724	$ 340,838	$ -
Korea (South)	411,678,883	-	411,678,883	-
China	395,033,431	10,884,096	384,149,335	-
Russia	346,086,557	301,681,268	44,405,289	-
Taiwan	301,168,906	33,153,956	268,014,950	-
India	280,569,700	41,142,400	239,427,300	-
South Africa	239,465,475	239,465,475	-	-
Hong Kong	210,685,689	2,978,800	207,706,889	-
Indonesia	186,171,549	-	186,171,549	-
Cyprus	2,996,680	2,937,440	-	59,240
Other	853,617,003	733,355,679	120,261,324	-
Money Market Funds	126,471,510	126,471,510	-	-
Total Investments in Securities:	$ 4,015,256,945	$ 2,153,041,348	$ 1,862,156,357	$ 59,240
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 10,123,191
Total Realized Gain (Loss)	(8,756,107)
Total Unrealized Gain (Loss)	14,411,992
Cost of Purchases	1,769,895
Proceeds of Sales	(1,314,474)
Amortization/Accretion	-
Transfers in/out of Level 3	(16,175,257)
Ending Balance	$ 59,240
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 4,239,281

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $1,085,309,087 of which $515,429,566 and $569,879,521 will expire on October 31, 2016 and 2017, repectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $83,259,907) - See accompanying schedule: Unaffiliated issuers (cost $3,081,642,736)	$ 3,888,785,435
Fidelity Central Funds (cost $126,471,510)	126,471,510
Total Investments (cost $3,208,114,246)		$ 4,015,256,945
Cash		353,880
Foreign currency held at value (cost $712,281)		703,369
Receivable for investments sold		320,498
Receivable for fund shares sold		7,956,927
Dividends receivable		6,488,139
Distributions receivable from Fidelity Central Funds		67,785
Prepaid expenses		21,561
Other receivables		1,867,594
Total assets		4,033,036,698

Liabilities
Payable for investments purchased	$ 4,698,582
Payable for fund shares redeemed	9,105,075
Accrued management fee	2,418,553
Other affiliated payables	1,112,948
Other payables and accrued expenses	6,678,430
Collateral on securities loaned, at value	89,366,228
Total liabilities		113,379,816

Net Assets		$ 3,919,656,882
Net Assets consist of:
Paid in capital		$ 4,225,020,950
Undistributed net investment income		23,182,142
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,129,885,338)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		801,339,128
Net Assets		$ 3,919,656,882

Statement of Assets and Liabilities - continued

October 31, 2009

Emerging Markets: Net Asset Value, offering price and redemption price per share ($3,649,582,161 ÷ 176,437,960 shares)	$ 20.68

Class K: Net Asset Value, offering price and redemption price per share ($270,074,721 ÷ 13,055,119 shares)	$ 20.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 63,183,158
Interest		16,162
Income from Fidelity Central Funds		1,217,287
		64,416,607
Less foreign taxes withheld		(6,519,908)
Total income		57,896,699

Expenses
Management fee	$ 18,742,826
Transfer agent fees	7,925,800
Accounting and security lending fees	1,126,532
Custodian fees and expenses	2,199,829
Independent trustees' compensation	17,799
Registration fees	128,994
Audit	139,076
Legal	11,708
Interest	941
Miscellaneous	54,429
Total expenses before reductions	30,347,934
Expense reductions	(1,764,541)	28,583,393
Net investment income (loss)		29,313,306
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(575,897,251)
Foreign currency transactions	(3,882,373)
Total net realized gain (loss)		(579,779,624)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,900,367)	1,727,601,277
Assets and liabilities in foreign currencies	1,111,118
Total change in net unrealized appreciation (depreciation)		1,728,712,395
Net gain (loss)		1,148,932,771
Net increase (decrease) in net assets resulting from operations		$ 1,178,246,077

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,313,306	$ 78,601,138
Net realized gain (loss)	(579,779,624)	(545,285,593)
Change in net unrealized appreciation (depreciation)	1,728,712,395	(3,581,772,253)
Net increase (decrease) in net assets resulting from operations	1,178,246,077	(4,048,456,708)
Distributions to shareholders from net investment income	(37,630,187)	(34,024,353)
Distributions to shareholders from net realized gain	-	(245,333,468)
Total distributions	(37,630,187)	(279,357,821)
Share transactions - net increase (decrease)	603,896,717	(112,421,513)
Redemption fees	1,520,594	4,815,140
Total increase (decrease) in net assets	1,746,033,201	(4,435,420,902)

Net Assets
Beginning of period	2,173,623,681	6,609,044,583
End of period (including undistributed net investment income of $23,182,142 and undistributed net investment income of $43,729,580, respectively)	$ 3,919,656,882	$ 2,173,623,681

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.71	$ 37.55	$ 22.04	$ 15.71	$ 11.30
Income from Investment Operations
Net investment income (loss) B	.17	.42 E	.25	.21	.21
Net realized and unrealized gain (loss)	7.03	(22.73)	15.44	6.31	4.30
Total from investment operations	7.20	(22.31)	15.69	6.52	4.51
Distributions from net investment income	(.24)	(.19)	(.20)	(.21)	(.11)
Distributions from net realized gain	-	(1.37)	-	-	-
Total distributions	(.24)	(1.56)	(.20)	(.21)	(.11)
Redemption fees added to paid in capital B	.01	.03	.02	.02	.01
Net asset value, end of period	$ 20.68	$ 13.71	$ 37.55	$ 22.04	$ 15.71
Total Return A	53.95%	(61.84)%	71.81%	41.96%	40.25%
Ratios to Average Net Assets C, F
Expenses before reductions	1.16%	1.07%	1.05%	1.11%	1.16%
Expenses net of fee waivers, if any	1.16%	1.07%	1.05%	1.11%	1.16%
Expenses net of all reductions	1.10%	1.02%	.99%	1.01%	1.07%
Net investment income (loss)	1.09%	1.47% E	.89%	1.04%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,649,582	$ 2,086,196	$ 6,609,045	$ 3,005,145	$ 1,392,223
Portfolio turnover rate D	88%	63%	52%	66%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class K

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.72	$ 31.99
Income from Investment Operations
Net investment income (loss) D	.22	.15 G
Net realized and unrealized gain (loss)	7.02	(18.43)
Total from investment operations	7.24	(18.28)
Distributions from net investment income	(.28)	-
Redemption fees added to paid in capital D	.01	.01
Net asset value, end of period	$ 20.69	$ 13.72
Total Return B, C	54.44%	(57.11)%
Ratios to Average Net Assets E, I
Expenses before reductions	.91%	.92% A
Expenses net of fee waivers, if any	.91%	.92% A
Expenses net of all reductions	.84%	.87% A
Net investment income (loss)	1.35%	2.02% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 270,075	$ 87,427
Portfolio turnover rate F	88%	63%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Emerging Markets and Class K to eligible shareholders of Emerging Markets. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 888,741,441
Gross unrealized depreciation	(152,217,530)
Net unrealized appreciation (depreciation)	$ 736,523,911

Tax Cost	$ 3,278,733,034

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 49,225,096
Capital loss carryforward	$ (1,085,309,087)
Net unrealized appreciation (depreciation)	$ 736,635,791

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 37,630,187	$ 41,187,374
Long-term Capital Gains	-	238,170,447
Total	$ 37,630,187	$ 279,357,821

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,913,951,433 and $2,250,742,178, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 7,825,018.32
Class K	100,782.06
	$ 7,925,800

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $409 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,891,875.43%		$ 941

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,637 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $782,606.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Emerging Markets operating expenses. During the period, this reimbursement reduced the class' expenses by $15,505.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,748,696 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $340.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Emerging Markets	$ 35,658,169	$ 34,024,353
Class K	1,972,018	-
Total	$ 37,630,187	$ 34,024,353
From net realized gain
Emerging Markets	$ -	$ 245,333,468

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B	2008 A	2009 B	2008 A
Emerging Markets
Shares sold	77,986,934	88,151,350	$ 1,325,781,409	$ 2,616,256,871
Conversion to Class K	(2,616,204)	(6,470,724)	(34,095,539)	(122,161,593)
Reinvestment of distributions	2,953,728	7,825,864	34,381,402	270,227,076
Shares redeemed	(54,051,229)	(113,371,134)	(822,757,665)	(2,997,083,479)
Net increase (decrease)	24,273,229	(23,864,644)	$ 503,309,607	$ (232,761,125)
Class K
Shares sold	7,005,118	379,643	$ 114,260,792	$ 5,848,087
Conversion from Emerging Markets	2,618,157	6,466,184	34,095,539	122,161,593
Reinvestment of distributions	169,855	-	1,972,018	-
Shares redeemed	(3,108,249)	(475,589)	(49,741,239)	(7,670,068)
Net increase (decrease)	6,684,881	6,370,238	$ 100,587,110	$ 120,339,612

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Conversion transactions for Class K and Emerging Markets are for the period November 1, 2008 through August 31, 2009

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
K Class	12/07/09	12/04/09	$.148	$.135

The class designates 88% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
K Class	12/08/2008	$.374	$.0937

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity Emerging Markets (retail class), as well as the fund's relative investment performance for Fidelity Emerging Markets (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Fidelity Emerging Markets (retail class) of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of Fidelity Emerging Markets (retail class) of the fund.

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Emerging Markets (retail class) of the fund was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Emerging Markets (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity's International Equity Funds

International Capital Appreciation Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

Global Commodity Stock Fund

International Discovery Fund

International Growth Fund

International Small Cap Fund

International Small Cap Opportunities Fund

International Value Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Total International Equity

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

EMF-K-UANN-1209
1.863014.101

Fidelity®
Europe
Fund -
Class F

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class F A	25.45%	6.39%	4.25%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Europe, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Europe Fund - Class F, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Europe Fund: For the year, the fund trailed the 27.89% gain of the MSCI Europe Index. (For specific class-level results, please see the performance section of this report.) The fund was hurt the most by stock selection within financials, specifically diversified financials and banks. Stock and market selection within industrials, combined with a slight overweighting and stock picking in energy, detracted as well. From a geographic standpoint, stock selection in Switzerland and Sweden hurt the most. On a positive note, our positioning in consumer discretionary - particularly stock selection in automobiles/components and an overweighting in retailing - was helpful, as was stock picking in the U.K. On an individual security basis, owning several banks - many at the wrong times - was harmful, including U.K.-based Barclays, UniCredit in Italy, Spain's Banco Santander and France's Société Générale. Not owning German chemical company BASF for much of the period hurt as well. Contributions to fund performance came from not owning German automaker Volkswagen - an index component whose stock fell dramatically during the period - a stake in Belgian brewer Anheuser-Busch InBev and two positions within retailing, U.K.-based Signet Jewelers and French luxury goods retailer PPR.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Europe and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Europe	1.11%
Actual		$ 1,000.00	$ 1,295.80	$ 6.42 B
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65 C
Class F	.80%
Actual		$ 1,000.00	$ 1,177.90	$ 3.06 B
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08 C

A 5% return per year before expenses

B Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Europe and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

Annual Report

Europe

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom	29.2%
France	16.1%
Switzerland	9.1%
Germany	9.0%
United States of America	5.6%
Spain	5.5%
Netherlands	4.2%
Italy	3.2%
Sweden	2.8%
Other	15.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom	32.9%
France	13.2%
Switzerland	11.9%
Germany	11.4%
United States of America	5.8%
Spain	4.8%
Italy	3.7%
Netherlands	3.1%
Sweden	1.9%
Other	11.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	96.7
Short-Term Investments and Net Other Assets	1.6	3.3
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	3.6	2.8
Royal Dutch Shell PLC Class A (Netherlands) (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	2.2
Telefonica SA (Spain, Diversified Telecommunication Services)	2.5	2.4
Nestle SA (Reg.) (Switzerland, Food Products)	2.4	3.2
Sanofi-Aventis (France, Pharmaceuticals)	2.4	1.5
Total SA (France, Oil, Gas & Consumable Fuels)	2.2	2.4
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.1	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.8	2.4
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.5	1.2
	23.2
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	20.8
Consumer Discretionary	12.4	13.1
Energy	12.0	12.8
Consumer Staples	10.6	9.5
Industrials	9.6	8.5
Health Care	8.9	10.8
Materials	8.1	6.3
Telecommunication Services	7.8	6.8
Information Technology	3.6	4.2
Utilities	2.1	3.9

Annual Report

Europe

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 0.1%
Billabong International Ltd.	238,497	$ 2,206,006
Bailiwick of Jersey - 1.0%
Experian PLC	2,224,700	20,417,545
Shire PLC	474,098	8,387,537
TOTAL BAILIWICK OF JERSEY		28,805,082
Belgium - 2.8%
Anheuser-Busch InBev SA NV	682,865	32,160,864
Fortis (a)	3,390,700	14,729,254
Gimv NV	101,800	5,750,968
Umicore SA	874,964	26,716,730
TOTAL BELGIUM		79,357,816
Bermuda - 1.0%
Seadrill Ltd. (a)	640,900	13,386,361
Signet Jewelers Ltd. (United Kingdom)	592,969	15,041,139
TOTAL BERMUDA		28,427,500
Brazil - 0.8%
Banco Santander (Brasil) SA ADR (a)	1,080,800	12,818,288
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	222,300	8,918,676
TOTAL BRAZIL		21,736,964
Canada - 1.0%
Compton Petroleum Corp. (a)(c)	2,451,900	2,490,733
Fairborne Energy Trust (a)	660,700	2,715,164
Iteration Energy Ltd. (a)	2,551,600	2,686,267
PetroBakken Energy Ltd. Class A	369,894	10,664,534
Petrobank Energy & Resources Ltd. (a)	254,600	11,130,594
TOTAL CANADA		29,687,292
China - 0.1%
Baidu.com, Inc. sponsored ADR (a)	10,300	3,892,576
Denmark - 1.8%
Carlsberg AS Series B	190,900	13,474,495
Danske Bank AS (a)	427,500	9,910,312
Novo Nordisk AS Series B	475,300	29,601,704
TOTAL DENMARK		52,986,511
Finland - 0.8%
Metso Corp.	511,200	14,330,484
Nokian Tyres PLC	462,661	9,899,251
TOTAL FINLAND		24,229,735
France - 16.1%
Accor SA	187,234	9,002,753
Air France KLM (Reg.) (a)	248,000	3,817,318
Atos Origin SA (a)	204,360	9,605,187
AXA SA	1,067,200	26,539,653
Bouygues SA	367,600	17,391,278
Cap Gemini SA	227,800	10,596,275
Danone	578,995	34,894,483

	Shares	Value
Electricite de France	264,600	$ 14,796,141
Essilor International SA	258,000	14,484,025
Groupe Eurotunnel SA	550,400	5,454,953
Iliad Group SA	148,976	16,156,929
L'Oreal SA	246,100	25,230,883
Michelin CGDE Series B	150,543	11,198,420
PPR SA	176,500	19,313,417
Remy Cointreau SA	322,400	15,618,161
Sanofi-Aventis	927,812	68,006,020
Schneider Electric SA	308,903	32,278,747
Societe Generale Series A	398,140	26,587,367
Television Francaise 1 SA (c)	562,100	8,854,729
Total SA:
Series B	733,200	43,871,941
sponsored ADR	327,700	19,684,939
Unibail-Rodamco	77,700	17,259,538
Vallourec SA	60,415	9,574,928
TOTAL FRANCE		460,218,085
Germany - 8.5%
Aixtron AG	312,400	9,364,338
BASF AG	511,680	27,483,139
Bayerische Motoren Werke AG (BMW)	479,491	23,492,785
Daimler AG (Reg.)	229,127	11,050,796
Deutsche Boerse AG	292,700	23,741,434
Deutsche Post AG	1,007,346	17,039,728
Deutsche Postbank AG (a)	314,700	9,766,711
E.ON AG	560,349	21,513,333
HeidelbergCement AG	180,795	10,836,171
Linde AG	148,779	15,629,822
MAN SE	132,000	10,873,813
SAP AG	561,159	25,403,668
Siemens AG (Reg.)	418,242	37,650,144
TOTAL GERMANY		243,845,882
Greece - 1.5%
Alpha Bank AE (a)	775,000	15,156,597
Hellenic Telecommunications Organization SA	594,116	10,054,121
National Bank of Greece SA (a)	515,000	19,165,982
TOTAL GREECE		44,376,700
Hong Kong - 0.5%
China Unicom (Hong Kong) Ltd. sponsored ADR	487,000	6,160,550
Esprit Holdings Ltd.	1,079,400	7,185,691
TOTAL HONG KONG		13,346,241
Ireland - 0.8%
CRH PLC	722,205	17,652,456
Ryanair Holdings PLC sponsored ADR (a)	184,900	5,042,223
TOTAL IRELAND		22,694,679
Italy - 2.5%
ENI SpA	523,636	12,967,903
Common Stocks - continued
	Shares	Value
Italy - continued
Fiat SpA (a)	1,565,500	$ 23,405,709
Intesa Sanpaolo SpA	5,823,004	24,635,419
UniCredit SpA	3,193,281	10,760,876
TOTAL ITALY		71,769,907
Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	228,285	7,719,736
Netherlands - 4.2%
Akzo Nobel NV	296,200	17,556,969
ASML Holding NV (Netherlands)	544,100	14,671,990
Heineken NV (Bearer)	352,700	15,630,157
Koninklijke KPN NV	1,376,649	25,018,727
Koninklijke Philips Electronics NV	773,700	19,434,674
Unilever NV (Certificaten Van Aandelen) unit	939,500	29,039,858
TOTAL NETHERLANDS		121,352,375
Netherlands Antilles - 0.4%
Schlumberger Ltd.	178,800	11,121,360
Norway - 1.3%
DnB NOR ASA (a)(c)	1,581,600	18,215,979
Pronova BioPharma ASA (a)	1,150,000	3,574,859
Telenor ASA (a)	1,293,400	16,748,853
TOTAL NORWAY		38,539,691
Papua New Guinea - 0.4%
Lihir Gold Ltd.	3,953,297	10,809,332
South Africa - 0.4%
Impala Platinum Holdings Ltd.	459,300	10,247,167
Spain - 5.5%
Banco Bilbao Vizcaya Argentaria SA	991,476	17,721,449
Banco Santander SA	2,529,110	40,696,351
Grupo Ferrovial SA	194,600	8,092,636
Inditex SA	351,299	20,678,162
Telefonica SA	2,556,506	71,389,453
TOTAL SPAIN		158,578,051
Sweden - 2.8%
H&M Hennes & Mauritz AB (B Shares)	417,483	23,712,228
Modern Times Group MTG AB (B Shares)	303,000	13,139,787
Sandvik AB	1,095,000	12,094,988
Skandinaviska Enskilda Banken AB (A Shares) (a)	1,932,400	11,704,250
Swedbank AB (A Shares) (c)	1,267,917	10,921,865
Telefonaktiebolaget LM Ericsson (B Shares)	764,000	7,981,642
TOTAL SWEDEN		79,554,760
Switzerland - 9.1%
Actelion Ltd. (Reg.) (a)	254,270	14,038,004
Credit Suisse Group (Reg.)	628,295	33,580,331
Nestle SA (Reg.)	1,484,083	69,163,677
Nobel Biocare Holding AG (Switzerland)	405,879	11,550,206

	Shares	Value
Roche Holding AG (participation certificate)	354,395	$ 56,884,179
Schindler Holding AG (participation certificate)	165,733	11,354,673
Sonova Holding AG	128,251	13,223,814
Swiss Reinsurance Co. (Reg.)	353,988	14,496,224
Transocean Ltd. (a)	89,100	7,476,381
UBS AG (NY Shares) (a)	1,763,600	29,258,124
TOTAL SWITZERLAND		261,025,613
Turkey - 0.3%
Turkiye Is Bankasi AS Series C	2,052,000	7,847,689
United Kingdom - 29.2%
Anglo American PLC (United Kingdom) (a)	917,100	33,351,139
Barclays PLC	7,036,720	36,892,281
Barratt Developments PLC (a)	1,984,600	4,401,985
Bellway PLC	651,700	7,821,415
BG Group PLC	2,274,676	39,399,640
Bovis Homes Group PLC	902,294	6,101,830
BP PLC	6,554,700	61,439,747
British Airways PLC (a)(c)	779,300	2,326,049
British Land Co. PLC	1,399,279	10,848,022
British Sky Broadcasting Group PLC	1,200,900	10,508,828
BT Group PLC	7,860,300	16,849,878
Burberry Group PLC	995,600	8,810,365
Cairn Energy PLC (a)	304,900	13,225,451
Carphone Warehouse Group PLC	3,672,700	11,100,933
Centrica PLC	5,419,190	22,091,812
Debenhams PLC	3,732,350	4,773,535
easyJet PLC (a)	377,000	2,228,870
HSBC Holdings PLC (United Kingdom) (Reg.)	9,337,357	103,213,262
InterContinental Hotel Group PLC	983,100	12,670,321
ITV PLC	21,387,500	15,011,234
Kesa Electricals PLC	5,762,100	12,572,627
Man Group PLC	2,683,488	13,657,827
Misys PLC	3,653,200	12,421,493
Mothercare PLC	1,162,800	10,996,330
Reckitt Benckiser Group PLC	536,639	26,739,986
Redrow PLC (a)(c)	2,719,200	6,294,779
Rio Tinto PLC (Reg.)	809,651	35,806,494
Royal Dutch Shell PLC Class A (Netherlands)	2,612,499	77,451,884
Segro PLC	2,367,210	13,719,293
Serco Group PLC	1,416,887	11,759,169
Standard Chartered PLC (United Kingdom)	1,723,786	42,465,828
Taylor Wimpey PLC (a)	14,844,800	9,022,586
Tesco PLC	4,540,481	30,366,157
The Game Group PLC	2,554,100	6,214,502
Tomkins PLC	3,840,100	10,598,161
Vodafone Group PLC	23,068,486	50,856,015
Wm Morrison Supermarkets PLC	2,910,122	13,377,947
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Wolseley PLC (a)	836,854	$ 17,009,463
Xstrata PLC	922,076	13,359,853
TOTAL UNITED KINGDOM		837,756,991
United States of America - 4.0%
Agilent Technologies, Inc.	312,300	7,726,302
Allergan, Inc.	108,100	6,080,625
Autoliv, Inc.	154,200	5,178,036
CME Group, Inc.	42,500	12,860,925
ENSCO International, Inc.	146,800	6,721,972
Express Scripts, Inc. (a)	148,600	11,876,112
Morgan Stanley	345,600	11,100,672
Oshkosh Co.	202,100	6,317,646
Pfizer, Inc.	1,058,100	18,019,443
Pride International, Inc. (a)	201,700	5,962,252
Virgin Media, Inc.	903,900	12,627,483
Wells Fargo & Co.	316,100	8,699,072
TOTAL UNITED STATES OF AMERICA		113,170,540
TOTAL COMMON STOCKS (Cost $2,410,746,146)		2,785,304,281
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.5%
ProSiebenSat.1 Media AG	1,227,890	12,810,932
Italy - 0.7%
Fondiaria-Sai SpA (Risparmio Shares)	858,400	10,560,172
Telecom Italia SpA (Risparmio Shares)	8,436,000	9,316,704
TOTAL ITALY		19,876,876
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $32,939,879)		32,687,808
Money Market Funds - 3.1%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (d)	72,628,588	$ 72,628,588
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	16,389,178	16,389,178
TOTAL MONEY MARKET FUNDS (Cost $89,017,766)		89,017,766
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $2,532,703,791)		2,907,009,855
NET OTHER ASSETS - (1.5)%		(41,719,096)
NET ASSETS - 100%		$ 2,865,290,759
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 494,396
Fidelity Securities Lending Cash Central Fund	3,044,517
Total	$ 3,538,913
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 837,756,991	$ 455,247,430	$ 382,509,561	$ -
France	460,218,085	321,800,471	138,417,614	-
Switzerland	261,025,613	227,445,282	33,580,331	-
Germany	256,656,814	182,552,206	74,104,608	-
Spain	158,578,051	28,770,798	129,807,253	-
Netherlands	121,352,375	87,245,711	34,106,664	-
United States of America	113,170,540	113,170,540	-	-
Italy	91,646,783	78,678,880	12,967,903	-
Sweden	79,554,760	-	79,554,760	-
Other	438,032,077	409,443,511	28,588,566	-
Money Market Funds	89,017,766	89,017,766	-	-
Total Investments in Securities:	$ 2,907,009,855	$ 1,993,372,595	$ 913,637,260	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $1,140,360,059 of which $413,142,102 and $727,217,957 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $15,365,895) - See accompanying schedule: Unaffiliated issuers (cost $2,443,686,025)	$ 2,817,992,089
Fidelity Central Funds (cost $89,017,766)	89,017,766
Total Investments (cost $2,532,703,791)		$ 2,907,009,855
Receivable for investments sold		34,812,910
Receivable for fund shares sold		1,774,447
Dividends receivable		7,025,566
Distributions receivable from Fidelity Central Funds		30,813
Prepaid expenses		16,904
Other receivables		496,277
Total assets		2,951,166,772

Liabilities
Payable to custodian bank	$ 2,117,218
Payable for investments purchased	63,842,322
Payable for fund shares redeemed	781,319
Accrued management fee	1,874,568
Other affiliated payables	717,041
Other payables and accrued expenses	154,367
Collateral on securities loaned, at value	16,389,178
Total liabilities		85,876,013

Net Assets		$ 2,865,290,759
Net Assets consist of:
Paid in capital		$ 3,613,770,080
Undistributed net investment income		46,201,533
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,169,113,688)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		374,432,834
Net Assets		$ 2,865,290,759

Statement of Assets and Liabilities - continued

October 31, 2009
Europe: Net Asset Value, offering price and redemption price per share ($2,845,423,426 ÷ 99,782,151 shares)	$ 28.52

Class F: Net Asset Value, offering price and redemption price per share ($19,867,333 ÷ 696,214 shares)	$ 28.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 87,577,510
Interest		65,470
Income from Fidelity Central Funds		3,538,913
		91,181,893
Less foreign taxes withheld		(8,308,699)
Total income		82,873,194

Expenses
Management fee Basic fee	$ 18,145,002
Performance adjustment	576,453
Transfer agent fees	7,424,980
Accounting and security lending fees	1,116,654
Custodian fees and expenses	350,282
Independent trustees' compensation	18,413
Registration fees	24,769
Audit	73,756
Legal	12,204
Interest	16,082
Miscellaneous	60,505
Total expenses before reductions	27,819,100
Expense reductions	(1,271,636)	26,547,464
Net investment income (loss)		56,325,730
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(722,540,404)
Foreign currency transactions	(2,111,330)
Total net realized gain (loss)		(724,651,734)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,225,708,027
Assets and liabilities in foreign currencies	415,865
Total change in net unrealized appreciation (depreciation)		1,226,123,892
Net gain (loss)		501,472,158
Net increase (decrease) in net assets resulting from operations		$ 557,797,888

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 56,325,730	$ 83,218,454
Net realized gain (loss)	(724,651,734)	(442,006,354)
Change in net unrealized appreciation (depreciation)	1,226,123,892	(2,076,378,916)
Net increase (decrease) in net assets resulting from operations	557,797,888	(2,435,166,816)
Distributions to shareholders from net investment income	(84,199,329)	(75,717,658)
Distributions to shareholders from net realized gain	-	(358,785,158)
Total distributions	(84,199,329)	(434,502,816)
Share transactions - net increase (decrease)	(360,094,583)	156,764,400
Redemption fees	14,843	54,655
Total increase (decrease) in net assets	113,518,819	(2,712,850,577)
Net Assets
Beginning of period	2,751,771,940	5,464,622,517
End of period (including undistributed net investment income of $46,201,533 and undistributed net investment income of $79,011,426, respectively)	$ 2,865,290,759	$ 2,751,771,940

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Europe

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.57	$ 47.46	$ 42.31	$ 37.26	$ 30.42
Income from Investment Operations
Net investment income (loss) B	.52	.68	.69	.58	.33
Net realized and unrealized gain (loss)	5.16	(20.84)	9.99	8.74	6.68
Total from investment operations	5.68	(20.16)	10.68	9.32	7.01
Distributions from net investment income	(.73)	(.65)	(.46)	(.30)	(.09)
Distributions from net realized gain	-	(3.08)	(5.07)	(3.97)	(.08)
Total distributions	(.73)	(3.73)	(5.53)	(4.27)	(.17)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 28.52	$ 23.57	$ 47.46	$ 42.31	$ 37.26
Total Return A	25.36%	(46.03)%	28.33%	27.40%	23.12%
Ratios to Average Net Assets C,E
Expenses before reductions	1.09%	1.00%	1.06%	1.16%	1.15%
Expenses net of fee waivers, if any	1.09%	1.00%	1.06%	1.16%	1.15%
Expenses net of all reductions	1.04%	.95%	1.01%	1.05%	1.07%
Net investment income (loss)	2.22%	1.82%	1.65%	1.48%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,845,423	$ 2,751,772	$ 5,464,623	$ 4,033,263	$ 2,547,812
Portfolio turnover rate D	135%	100%	100%	127%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Class F

Period ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 24.23
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	4.29
Total from investment operations	4.31
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 28.54
Total ReturnB,C	17.79%
Ratios to Average Net Assets E,H
Expenses before reductions	.80% A
Expenses net of fee waivers, if any	.80% A
Expenses net of all reductions	.75% A
Net investment income (loss)	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,867
Portfolio turnover rate F	135%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares and the existing class was designated Europe on June 26, 2009. The Fund offers Europe and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 494,738,890
Gross unrealized depreciation	(149,186,455)
Net unrealized appreciation (depreciation)	$ 345,552,435

Tax Cost	$ 2,561,457,420

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 46,202,200
Capital loss carryforward	$ (1,140,360,059)
Net unrealized appreciation (depreciation)	$ 345,679,205

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 84,199,329	$ 146,775,758
Long-term Capital Gains	-	287,727,058
Total	$ 84,199,329	$ 434,502,816

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments

Purchases and sales of securities, other than short-term securities, aggregated $3,356,214,844 and $3,727,725,219, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Europe, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Europe	$ 7,424,980.29

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,872 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 111,003,286.75%		$ 16,082

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,384 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,044,517.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,271,631 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Europe	$ 84,199,329	$ 75,717,658
From net realized gain
Europe	$ -	$ 358,785,158

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 A	2008	2009 A	2008
Europe
Shares sold	8,157,697	9,585,310	$ 210,132,130	$ 375,372,349
Reinvestment of distributions	4,111,918	10,002,402	83,348,583	429,703,172
Shares redeemed	(29,232,967)	(17,978,503)	(674,156,102)	(648,311,121)
Net increase (decrease)	(16,963,352)	1,609,209	$ (380,675,389)	$ 156,764,400
Class F
Shares sold	703,795	-	$ 20,808,216	$ -
Shares redeemed	(7,581)	-	(227,410)	-
Net increase (decrease)	696,214	-	$ 20,580,806	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Freedom 2020 and Freedom 2030 were the owners of record of approximately 16% and 14%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 69% of the total outstanding shares of the Fund. Subsequent to period end, Freedom 2020 and Freedom 2030 redeemed shares of the Fund reducing their ownership percentages to 14% and 11%, respectively and the aggregate ownership of all Freedom Funds to 57% after the redemption.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Europe Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Europe Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Europe Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-
present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Europe Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Europe Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Europe Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of NY Mellon
New York, NY

EUR-F-ANN-1209
1.891964.100

Fidelity®
Japan
Fund -
Class F

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class F A	12.95%	0.64%	-3.38%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Japan, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund - Class F, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Exchange Price Index (TOPIX) performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Japanese stocks overcame a rocky start to push higher amid tentative signs of a global economic recovery and stabilization in demand for the nation's exports. As measured by the Tokyo Stock Exchange Stock Price Index (TOPIX), Japanese share prices returned 14.38% for the 12 months ending October 31, 2009, well ahead of the 9.80% gain posted by the Standard & Poor's 500SM Index, reflecting the activity of large-cap U.S. stocks. A weaker U.S. dollar accounted for more than half of the TOPIX's gains in dollar terms. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed stock markets outside the United States and Canada - returned 27.88%. One bright spot was Japan's 2.7% second-quarter economic growth after several quarters of negative results. Further, the August 30 election of a new prime minister and a new ruling party fueled hopes for reforms that might reinvigorate the economy, although its immediate effect on the market was minimal. On the negative side, a key price gauge excluding imports and exports continued to fall in the first two quarters, keeping deflation at the forefront of investors' concerns.

Comments from Robert Rowland, Portfolio Manager of Fidelity® Japan Fund: During the past year, the fund's Class F shares lagged the TOPIX. (For specific class-level results, please see the performance section of this report.) An overweighting and poor stock selection in financials hampered our results, while an underexposure to materials also proved detrimental. Stock picking in consumer discretionary and telecommunication services detracted as well, along with a modest cash position. At the stock level, insurers T&D Holdings and Sompo Japan Insurance, banks Sumitomo Mitsui Financial Group and Mizuho Financial Group, and broker Nomura Holdings fell sharply in the immediate aftermath of the Lehman Brothers bankruptcy. Other detractors included consumer lender Promise - which I sold - as well as automobile/component makers Toyota Motor and Yamaha Motor. On the positive side, an overweighting and favorable stock picking in the information technology sector added value. Having virtually no exposure to the lagging utilities sector and strong stock selection in industrials further bolstered results. Major contributors included Denso, a maker of electronic parts for auto engines and related components, as well as Ibiden and NGK Insulators, both manufacturers of diesel particulate filters. Holdings in the LCD value chain also posted strong gains, driven by a cyclical upturn in demand for flat-panel displays and signs of progress in cutting costs. Nippon Electric Glass, a producer of glass substrates for LCD panels, aided performance as well, as did ORIX, Japan's largest non-bank lender.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Japan and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense example is based on an investment of $1,000 invested at the beginning of the period and held for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Japan	.97%
Actual		$ 1,000.00	$ 1,156.90	$ 5.27 B
Hypothetical A		$ 1,000.00	$ 1,020.32	$ 4.94 C
Class F	.69%
Actual		$ 1,000.00	$ 998.00	$ 2.42 B
Hypothetical A		$ 1,000.00	$ 1,021.73	$ 3.52 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Japan and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Japan

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan	94.7%
United States of America	5.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan	93.2%
United States of America	6.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.7	93.2
Short-Term Investments and Net Other Assets	5.3	6.8
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
NTT DoCoMo, Inc. (Wireless Telecommunication Services)	5.5	2.3
Canon, Inc. (Office Electronics)	4.2	7.0
Toyota Motor Corp. (Automobiles)	3.5	6.5
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	3.1	3.7
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	2.9	1.7
ORIX Corp. (Consumer Finance)	2.8	1.2
T&D Holdings, Inc. (Insurance)	2.5	1.4
Honda Motor Co. Ltd. (Automobiles)	2.4	2.5
Sompo Japan Insurance, Inc. (Insurance)	2.1	1.6
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2.1	1.7
	31.1
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	18.8
Consumer Discretionary	21.0	28.1
Industrials	16.8	16.2
Information Technology	16.2	19.4
Telecommunication Services	6.5	3.2
Materials	5.6	4.5
Consumer Staples	2.1	1.8
Health Care	1.7	1.2
Utilities	0.6	0.0

Annual Report

Japan

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
CONSUMER DISCRETIONARY - 21.0%
Auto Components - 5.2%
Bridgestone Corp.	288,700	$ 4,761,133
Denso Corp.	515,500	14,085,916
NGK Spark Plug Co. Ltd.	204,000	2,312,129
NOK Corp.	364,400	4,835,219
Stanley Electric Co. Ltd.	972,900	19,050,944
Toyoda Gosei Co. Ltd.	150,500	4,219,319
		49,264,660
Automobiles - 6.5%
Honda Motor Co. Ltd.	726,300	22,434,244
Toyota Motor Corp.	847,500	33,458,576
Yamaha Motor Co. Ltd.	524,000	6,240,277
		62,133,097
Household Durables - 2.3%
Sekisui House Ltd.	1,991,000	17,218,595
Sony Corp.	144,300	4,261,244
		21,479,839
Leisure Equipment & Products - 1.5%
Nikon Corp.	753,000	14,034,926
Media - 1.9%
Fuji Media Holdings, Inc.	12,375	18,184,202
Multiline Retail - 1.2%
Isetan Mitsukoshi Holdings Ltd. (b)	596,840	5,720,342
Marui Group Co. Ltd.	237,800	1,366,103
Takashimaya Co. Ltd. (b)	670,000	4,517,740
		11,604,185
Specialty Retail - 2.4%
Nishimatsuya Chain Co. Ltd. (b)	576,300	5,772,182
Shimachu Co. Ltd.	150,000	3,546,331
Yamada Denki Co. Ltd.	215,220	13,115,499
		22,434,012
TOTAL CONSUMER DISCRETIONARY		199,134,921
CONSUMER STAPLES - 2.1%
Beverages - 0.3%
Coca-Cola West Co. Ltd.	154,700	2,873,779
Food & Staples Retailing - 1.6%
FamilyMart Co. Ltd.	156,300	4,655,841
Seven & i Holdings Co., Ltd.	453,400	9,926,499
		14,582,340
Personal Products - 0.2%
Kose Corp.	101,100	2,211,907
TOTAL CONSUMER STAPLES		19,668,026

	Shares	Value
FINANCIALS - 24.2%
Capital Markets - 1.5%
Matsui Securities Co. Ltd. (b)	563,000	$ 4,052,453
Nomura Holdings, Inc.	1,467,400	10,343,139
		14,395,592
Commercial Banks - 9.8%
Chiba Bank Ltd.	983,000	6,062,397
Mitsubishi UFJ Financial Group, Inc.	5,499,700	29,295,249
Mizuho Financial Group, Inc.	6,131,900	12,095,429
Sumitomo Mitsui Financial Group, Inc.	820,800	27,900,642
Sumitomo Trust & Banking Co. Ltd.	3,373,000	17,826,259
		93,179,976
Consumer Finance - 3.7%
Credit Saison Co. Ltd. (b)	765,300	8,555,766
ORIX Corp.	408,710	26,402,018
		34,957,784
Insurance - 5.8%
Mitsui Sumitomo Insurance Group Holdings, Inc.	230,300	5,361,230
Sompo Japan Insurance, Inc.	3,504,000	20,492,080
Sony Financial Holdings, Inc.	1,963	5,633,385
T&D Holdings, Inc.	925,700	23,916,483
		55,403,178
Real Estate Investment Trusts - 1.3%
Japan Real Estate Investment Corp.	855	6,822,526
Nomura Real Estate Office Fund, Inc.	978	6,043,137
		12,865,663
Real Estate Management & Development - 2.1%
Leopalace21 Corp.	22,500	121,756
Mitsubishi Estate Co. Ltd.	1,285,000	19,410,893
		19,532,649
TOTAL FINANCIALS		230,334,842
HEALTH CARE - 1.7%
Health Care Providers & Services - 0.7%
Alfresa Holdings Corp.	159,600	6,900,751
Pharmaceuticals - 1.0%
Astellas Pharma, Inc.	137,400	5,059,879
Daiichi Sankyo Kabushiki Kaisha	202,500	3,956,213
		9,016,092
TOTAL HEALTH CARE		15,916,843
INDUSTRIALS - 16.8%
Air Freight & Logistics - 0.6%
Yamato Holdings Co. Ltd.	420,000	6,196,157
Building Products - 2.1%
Asahi Glass Co. Ltd.	1,185,000	9,983,964
Daikin Industries Ltd.	296,900	10,064,204
		20,048,168
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.3%
Mitsubishi Electric Corp.	1,439,000	$ 10,946,921
Sumitomo Electric Industries Ltd.	888,700	10,784,768
		21,731,689
Machinery - 3.9%
Fanuc Ltd.	58,300	4,842,737
JTEKT Corp.	475,700	5,025,507
Kubota Corp.	1,196,000	9,294,366
NGK Insulators Ltd.	390,000	8,748,173
NSK Ltd.	1,095,000	6,362,044
THK Co. Ltd.	158,500	2,739,003
		37,011,830
Marine - 0.2%
Mitsui O.S.K. Lines Ltd.	369,000	2,142,715
Road & Rail - 1.8%
East Japan Railway Co.	244,300	15,645,550
Nippon Express Co. Ltd.	250,000	1,023,722
		16,669,272
Trading Companies & Distributors - 4.4%
Mitsubishi Corp.	637,200	13,509,615
Mitsui & Co. Ltd.	1,473,000	19,345,910
Sumitomo Corp.	891,800	8,657,818
		41,513,343
Transportation Infrastructure - 1.5%
Japan Airport Terminal Co. Ltd.	82,300	1,149,750
The Sumitomo Warehouse Co. Ltd.	2,944,000	12,971,730
		14,121,480
TOTAL INDUSTRIALS		159,434,654
INFORMATION TECHNOLOGY - 16.2%
Computers & Peripherals - 0.7%
Fujitsu Ltd.	1,095,000	6,448,593
Electronic Equipment & Components - 7.6%
Fujifilm Holdings Corp.	30,500	867,141
Horiba Ltd.	283,300	6,851,017
Ibiden Co. Ltd.	307,000	10,991,983
Kyocera Corp.	17,900	1,501,612
Nippon Electric Glass Co. Ltd.	1,643,000	17,692,567
Yamatake Corp.	761,200	16,076,116
Yaskawa Electric Corp.	1,427,000	11,225,417
Yokogawa Electric Corp.	893,000	7,237,995
		72,443,848
Internet Software & Services - 0.2%
Yahoo! Japan Corp.	7,758	2,378,045
IT Services - 0.5%
NTT Data Corp.	1,701	4,894,745

	Shares	Value
Office Electronics - 5.9%
Canon, Inc.	1,061,100	$ 40,008,715
Konica Minolta Holdings, Inc.	1,100,500	10,338,369
Ricoh Co. Ltd.	402,000	5,463,579
		55,810,663
Semiconductors & Semiconductor Equipment - 1.3%
ROHM Co. Ltd.	66,200	4,390,425
Tokyo Electron Ltd.	143,100	8,050,741
		12,441,166
TOTAL INFORMATION TECHNOLOGY		154,417,060
MATERIALS - 5.6%
Chemicals - 4.7%
JSR Corp.	754,700	14,720,028
Nissan Chemical Industries Co. Ltd.	553,000	7,127,433
Nitto Denko Corp.	497,500	15,025,238
Shin-Etsu Chemical Co., Ltd.	92,800	4,921,578
Zeon Corp.	695,000	3,159,450
		44,953,727
Metals & Mining - 0.9%
Sumitomo Metal Industries Ltd.	3,401,000	8,689,318
TOTAL MATERIALS		53,643,045
TELECOMMUNICATION SERVICES - 6.5%
Wireless Telecommunication Services - 6.5%
KDDI Corp.	1,801	9,559,311
NTT DoCoMo, Inc.	36,028	52,253,005
		61,812,316
UTILITIES - 0.6%
Gas Utilities - 0.6%
Tokyo Gas Co., Ltd.	1,341,000	5,312,579
TOTAL COMMON STOCKS (Cost $1,061,254,838)		899,674,286
Money Market Funds - 5.8%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (c)	47,111,923	$ 47,111,923
Fidelity Securities Lending Cash Central Fund, 0.15% (a)(c)	8,468,750	8,468,750
TOTAL MONEY MARKET FUNDS (Cost $55,580,673)		55,580,673
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,116,835,511)		955,254,959
NET OTHER ASSETS - (0.5)%		(4,973,221)
NET ASSETS - 100%		$ 950,281,738
Legend
(a) Investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 251,212
Fidelity Securities Lending Cash Central Fund	378,092
Total	$ 629,304
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 199,134,921	$ -	$ 199,134,921	$ -
Consumer Staples	19,668,026	-	19,668,026	-
Financials	230,334,842	-	230,334,842	-
Health Care	15,916,843	-	15,916,843	-
Industrials	159,434,654	-	159,434,654	-
Information Technology	154,417,060	-	154,417,060	-
Materials	53,643,045	-	53,643,045	-
Telecommunication Services	61,812,316	-	61,812,316	-
Utilities	5,312,579	-	5,312,579	-
Money Market Funds	55,580,673	55,580,673	-	-
Total Investments in Securities:	$ 955,254,959	$ 55,580,673	$ 899,674,286	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $389,019,008 of which $151,185,501 and $237,833,507 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $7,937,752) - See accompanying schedule: Unaffiliated issuers (cost $1,061,254,838)	$ 899,674,286
Fidelity Central Funds (cost $55,580,673)	55,580,673
Total Investments (cost $1,116,835,511)		$ 955,254,959
Receivable for investments sold		5,955,751
Receivable for fund shares sold		505,702
Dividends receivable		5,276,528
Distributions receivable from Fidelity Central Funds		12,632
Prepaid expenses		6,273
Other receivables		19,139
Total assets		967,030,984

Liabilities
Payable for investments purchased	$ 6,781,044
Payable for fund shares redeemed	608,129
Accrued management fee	537,938
Other affiliated payables	258,149
Other payables and accrued expenses	95,236
Collateral on securities loaned, at value	8,468,750
Total liabilities		16,749,246

Net Assets		$ 950,281,738
Net Assets consist of:
Paid in capital		$ 1,526,126,521
Undistributed net investment income		6,519,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(420,826,684)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(161,537,529)
Net Assets		$ 950,281,738

Statement of Assets and Liabilities - continued

October 31, 2009
Japan: Net Asset Value, offering price and redemption price per share ($944,901,827 ÷ 94,238,168 shares)	$ 10.03

Class F: Net Asset Value, offering price and redemption price per share ($5,379,911 ÷ 535,853 shares)	$ 10.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends		$ 17,540,838
Income from Fidelity Central Funds		629,304
		18,170,142
Less foreign taxes withheld		(1,227,348)
Total income		16,942,794

Expenses
Management fee Basic fee	$ 6,768,547
Performance adjustment	(1,750,724)
Transfer agent fees	2,821,230
Accounting and security lending fees	450,977
Custodian fees and expenses	151,607
Independent trustees' compensation	6,987
Registration fees	26,704
Audit	69,359
Legal	4,453
Miscellaneous	21,363
Total expenses before reductions	8,570,503
Expense reductions	(132,445)	8,438,058
Net investment income (loss)		8,504,736
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(243,867,042)
Foreign currency transactions	723,519
Total net realized gain (loss)		(243,143,523)
Change in net unrealized appreciation (depreciation) on: Investment securities	347,325,014
Assets and liabilities in foreign currencies	(512,698)
Total change in net unrealized appreciation (depreciation)		346,812,316
Net gain (loss)		103,668,793
Net increase (decrease) in net assets resulting from operations		$ 112,173,529

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,504,736	$ 10,956,375
Net realized gain (loss)	(243,143,523)	(163,728,497)
Change in net unrealized appreciation (depreciation)	346,812,316	(600,965,862)
Net increase (decrease) in net assets resulting from operations	112,173,529	(753,737,984)
Distributions to shareholders from net investment income	(12,255,123)	(3,964,749)
Distributions to shareholders from net realized gain	(1,114,103)	(236,930,224)
Total distributions	(13,369,226)	(240,894,973)
Share transactions - net increase (decrease)	(173,975,850)	240,218,373
Redemption fees	118,891	298,104
Total increase (decrease) in net assets	(75,052,656)	(754,116,480)

Net Assets
Beginning of period	1,025,334,394	1,779,450,874
End of period (including undistributed net investment income of $6,519,430 and undistributed net investment income of $10,323,711, respectively)	$ 950,281,738	$ 1,025,334,394

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.03	$ 18.00	$ 16.85	$ 15.00	$ 11.63
Income from Investment Operations
Net investment income (loss) B	.08	.10	.04	.01	.03
Net realized and unrealized gain (loss)	1.04	(6.64)	1.35	1.85	3.34
Total from investment operations	1.12	(6.54)	1.39	1.86	3.37
Distributions from net investment income	(.11)	(.04)	(.01)	(.02)	-
Distributions from net realized gain	(.01)	(2.39)	(.23)	(.01)	-
Total distributions	(.12)	(2.43)	(.24)	(.03)	-
Redemption fees added to paid in capital B	- F	- F	- F	.02	- F
Net asset value, end of period	$ 10.03	$ 9.03	$ 18.00	$ 16.85	$ 15.00
Total Return A	12.84%	(41.88)%	8.36%	12.54%	28.98%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	1.12%	1.08%	1.08%	1.03%
Expenses net of fee waivers, if any	.90%	1.12%	1.08%	1.08%	1.03%
Expenses net of all reductions	.89%	1.10%	1.06%	1.05%	1.02%
Net investment income (loss)	.90%	.72%	.24%	.08%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 944,902	$ 1,025,334	$ 1,779,451	$ 1,763,387	$ 1,075,145
Portfolio turnover rate D	73%	78%	158%	78%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Class F

Period ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.06
Income from Investment Operations
Net investment income (loss) D	- I
Net realized and unrealized gain (loss)	(.02)
Total from investment operations	(.02)
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 10.04
Total Return B,C	(.20)%
Ratios to Average Net Assets E,H
Expenses before reductions	.69% A
Expenses net of fee waivers, if any	.69% A
Expenses net of all reductions	.68% A
Net investment income (loss)	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,380
Portfolio turnover rate F	73%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares and the existing class was designated Japan on June 26, 2009. The Fund offers Japan and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 35,381,377
Gross unrealized depreciation	(238,234,664)
Net unrealized appreciation (depreciation)	$ (202,853,287)

Tax Cost	$ 1,158,108,246

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,984,600
Capital loss carryforward	$ (389,019,008)
Net unrealized appreciation (depreciation)	$ (202,810,264)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 13,369,226	$ 3,964,749
Long-term Capital Gains	-	236,930,224
Total	$ 13,369,226	$ 240,894,973

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $656,847,919 and $839,590,747, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Japan, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Japan	$ 2,821,230.30

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,022 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $378,092.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $132,439 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Japan	$ 12,255,123	$ 3,964,749
From net realized gain
Japan	$ 1,114,103	$ 236,930,224

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 A	2008	2009 A	2008
Japan
Shares sold	14,149,369	26,690,591	$ 138,053,275	$ 356,021,629
Reinvestment of distributions	1,672,325	14,488,052	12,626,051	222,101,843
Shares redeemed	(35,103,846)	(26,534,675)	(330,281,121)	(337,905,099)
Net increase (decrease)	(19,282,152)	14,643,968	$ (179,601,795)	$ 240,218,373
Class F
Shares sold	547,276	-	$ 5,744,073	$ -
Shares redeemed	(11,423)	-	(118,128)	-
Net increase (decrease)	535,853	-	$ 5,625,945	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Fund 2020 and Fidelity Freedom Fund 2030 were the owners of record of approximately 13% and 11%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 56% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-
present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	12/07/09	12/04/09	$.08	$.10

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Class F as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the third quartile for the one-year period, the second quartile for the three-year period and the first quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity's International Equity Funds

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

Global Commodity Stock Fund

International Capital Appreciation Fund

International Discovery Fund

International Growth Fund

International Small Cap Fund

International Small Cap Opportunities Fund

International Value Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Total International Equity

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

JPN-F-ANN-1209
1.891746.100

Fidelity®
Southeast Asia
Fund -
Class F

Annual Report

October 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class F A	31.19%	14.18%	9.26%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Southeast Asia, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Southeast Asia Fund - Class F on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Far East ex Japan Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Jessica Tan, Portfolio Manager of Fidelity® Southeast Asia Fund during most of the period covered by this report: During the past year, the fund's Class F shares significantly underperformed the MSCI AC (All Country) Far East ex Japan Index, which returned 65.23%. (For specific class-level results, please see the performance section of this report.) My defensive positioning - especially an overweighting and weak stock picking in telecommunication services - hurt performance in a rebounding market. An underweighting and weak picks in financials also detracted, as did stock picking in most other sectors. Most of the largest detractors were based in China, South Korea and Hong Kong. Our cash position also undermined results. Two telecom services operators, Taiwan-based Chunghwa Telecom and Korea's SK Telecom, detracted. Both outperformed toward the end of 2008 but struggled later, as did Hong Kong-based telecoms China Unicom and PCCW as well as utility Hong Kong Electric Holdings. A small out-of-index stake in outdoor/Internet advertising company Focus Media Holdings faltered due to a slowdown in ad spending. Most of the detractors I've mentioned were sold by period end. Conversely, a large underweighting in semiconductors/semiconductor equipment helped, as did security selection in health care. The top relative contributor was wireless provider Hutchison Telecom International. Our out-of-index position in Thailand-based Siam City Bank further contributed, as did Taiwanese broker Yuanta Financial Holding.

Note to shareholders: Colin Chickles became Portfolio Manager of Fidelity Southeast Asia Fund on October 1, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Southeast Asia

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Southeast Asia and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense example is based on an investment of $1,000 invested at the beginning of the period and held for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Southeast Asia	.91%
Actual		$ 1,000.00	$ 1,226.60	$ 5.11 B
Hypothetical A		$ 1,000.00	$ 1,020.62	$ 4.63 C
Class F	.83%
Actual		$ 1,000.00	$ 1,102.90	$ 3.06 B
Hypothetical A		$ 1,000.00	$ 1,021.02	$ 4.23 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Southeat Asia and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Southeast Asia

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Korea (South)	21.5%
China	18.9%
Hong Kong	17.3%
Taiwan	15.8%
Singapore	5.5%
Cayman Islands	4.4%
Thailand	3.8%
Malaysia	3.6%
Indonesia	3.3%
Other	5.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Hong Kong	22.8%
Korea (South)	18.9%
China	16.6%
Taiwan	15.1%
Singapore	6.5%
Thailand	5.8%
United States of America	5.1%
Malaysia	3.4%
Australia	2.7%
Other	3.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks, Investment Companies and Equity Futures	98.8	94.9
Bonds	0.0	0.0*
Short-Term Investments and Net Other Assets	1.2	5.1
* Amount represents less than 0.1%
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	5.0	0.0
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.7	2.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.0	2.3
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	3.0	0.0
Industrial & Commercial Bank of China Ltd. (China, Commercial Banks)	2.5	1.3
China Life Insurance Co. Ltd. (H Shares) (China, Insurance)	2.2	3.4
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	2.2	0.3
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	2.0	1.3
Hyundai Motor Co. (Korea (South), Automobiles)	1.5	0.0
Oversea-Chinese Banking Corp. Ltd. (Singapore, Commercial Banks)	1.5	0.6
	26.6
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.5	23.4
Information Technology	20.3	8.2
Industrials	9.1	10.4
Telecommunication Services	7.4	20.4
Energy	6.9	6.0
Materials	5.9	3.6
Consumer Discretionary	5.9	4.2
Utilities	4.1	6.1
Consumer Staples	3.8	10.0
Health Care	0.9	1.2

Annual Report

Southeast Asia

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Australia - 0.2%
BlueScope Steel Ltd.	1,528,662	$ 4,049,850
Newcrest Mining Ltd.	1,204	34,597
TOTAL AUSTRALIA		4,084,447
Bermuda - 0.7%
Noble Group Ltd.	4,481,000	8,187,212
Orient Overseas International Ltd.	949,500	4,632,754
TOTAL BERMUDA		12,819,966
Canada - 0.3%
Niko Resources Ltd.	51,900	4,198,587
Cayman Islands - 4.4%
Agile Property Holdings Ltd.	4,220,000	5,401,361
Belle International Holdings Ltd.	5,750,000	5,805,495
Bosideng International Holdings Ltd.	4,866,000	862,919
Central China Real Estate Ltd.	7,884,000	2,139,970
Chaoda Modern Agriculture (Holdings) Ltd.	9,694,000	7,490,229
China High Speed Transmission Equipment Group Co. Ltd.	301,000	603,668
China Shineway Pharmaceutical Group Ltd.	1,209,000	1,688,919
Hengan International Group Co. Ltd.	2,003,000	12,894,022
Hengdeli Holdings Ltd.	10,532,000	3,429,381
Hidili Industry International Development Ltd. (a)	2,198,000	2,249,374
Ju Teng International Holdings Ltd.	5,505,000	4,359,292
Kingboard Chemical Holdings Ltd.	1,462,500	5,886,583
Mindray Medical International Ltd. sponsored ADR (c)	138,200	4,246,886
TCC International Holdings Ltd. (a)	3,224,000	1,301,552
Trina Solar Ltd. ADR (a)(c)	83,500	2,712,080
Vinda International Holdings Ltd.	4,817,000	3,093,960
Wuxi Pharmatech Cayman, Inc. sponsored ADR (a)	167,200	2,145,176
Xinao Gas Holdings Ltd.	4,752,000	10,171,381
TOTAL CAYMAN ISLANDS		76,482,248
China - 18.9%
Bank of China (H Shares)	10,981,000	6,370,147
Bank of Communications Co. Ltd. (H Shares)	10,019,000	11,979,876
Beijing Capital Land Ltd. (H Shares)	11,552,000	4,844,243
China Construction Bank Corp. (H Shares)	60,185,000	51,888,733
China Cosco Holdings Co. Ltd. (H Shares)	6,389,500	7,875,294
China Life Insurance Co. Ltd. (H Shares)	8,458,000	38,889,504
China Merchants Bank Co. Ltd. (H Shares)	7,703,000	19,707,415
China Oilfield Services Ltd. (H Shares)	5,648,000	6,102,913
China Petroleum & Chemical Corp. (H Shares)	27,616,000	23,420,960
China Resources Gas Group Ltd.	1,908,000	1,846,452

	Shares	Value
China Yurun Food Group Ltd.	3,428,000	$ 7,045,751
Dalian Port (PDA) Co. Ltd. (H Shares)	21,632,000	7,851,620
Dongfeng Motor Group Co. Ltd. (H Shares)	6,976,000	8,294,196
Huadian Power International Corp. Ltd. (H shares) (a)	15,296,000	4,228,456
Huaneng Power International, Inc. (H Shares)	21,858,000	13,952,888
Industrial & Commercial Bank of China Ltd.	54,952,000	43,721,762
Jiangxi Copper Co. Ltd. (H Shares) (c)	2,904,000	6,579,892
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)(c)	10,362,000	6,237,956
Minth Group Ltd.	1,258,000	1,306,428
NetEase.com, Inc. sponsored ADR (a)	97,400	3,761,588
PetroChina Co. Ltd. (H Shares)	10,424,000	12,543,326
Shenzhou International Group Holdings Ltd.	3,685,000	3,929,805
Tencent Holdings Ltd.	1,130,700	19,688,915
Weichai Power Co. Ltd. (H Shares)	1,390,000	9,073,949
Yanzhou Coal Mining Co. Ltd. (H Shares)	4,988,000	7,711,460
TOTAL CHINA		328,853,529
Hong Kong - 17.3%
ASM Pacific Technology Ltd.	503,100	3,911,270
BOC Hong Kong Holdings Ltd.	8,213,500	18,907,007
Cheung Kong Holdings Ltd.	663,000	8,414,546
China Agri-Industries Holding Ltd.	4,932,000	4,730,742
China Insurance International Holdings Co. Ltd. (a)	2,381,000	8,391,947
China Mobile (Hong Kong) Ltd.	6,913,300	64,809,909
China Resources Power Holdings Co. Ltd.	7,741,116	16,037,224
CNOOC Ltd.	23,286,000	34,874,855
CNPC (Hong Kong) Ltd.	11,310,000	11,940,130
Guangdong Investment Ltd.	11,754,000	6,142,763
Henderson Land Development Co. Ltd.	1,473,000	10,413,922
Hong Kong Land Holdings Ltd.	1,272,000	6,004,618
Lenovo Group Ltd.	15,152,000	8,436,766
Link (REIT)	6,835,500	15,393,897
Midland Holdings Ltd.	2,652,000	2,260,804
New World Development Co. Ltd.	4,039,000	8,693,944
Sa Sa International Holdings Ltd.	4,102,000	2,039,817
Shanghai Industrial Holdings Ltd. (H Shares)	1,703,000	8,000,471
Singamas Container Holdings Ltd.	12,324,000	2,338,941
Sino Land Co.	2,680,000	5,097,408
Sino-Ocean Land Holdings Ltd.	6,889,000	6,699,696
Sinotruk Hong Kong Ltd.	3,644,000	4,333,028
Swire Pacific Ltd. (A Shares)	1,299,500	15,836,730
Tingyi (Cayman Island) Holding Corp.	5,346,000	11,928,494
Wharf Holdings Ltd.	2,915,000	15,750,491
TOTAL HONG KONG		301,389,420
Common Stocks - continued
	Shares	Value
India - 1.4%
Bank of Baroda	226,815	$ 2,450,863
Bharti Airtel Ltd.	946,763	5,857,352
Ess Dee Aluminium Ltd. (a)	188,523	1,476,442
JSW Steel Ltd.	117,325	1,860,502
Patni Computer Systems Ltd.	288,338	2,701,295
Tata Consultancy Services Ltd.	292,215	3,888,290
Tata Steel Ltd.	296,277	2,930,740
Union Bank of India	505,000	2,799,073
TOTAL INDIA		23,964,557
Indonesia - 3.3%
BISI International Tbk PT (a)	5,091,500	890,498
PT Astra International Tbk	2,600,000	8,364,968
PT Bank Mandiri Persero Tbk	24,342,500	11,680,860
PT Bank Rakyat Indonesia Tbk	16,441,000	11,964,068
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	3,243,500	2,586,153
PT Telkomunikasi Indonesia Tbk Series B	17,672,000	15,217,604
PT United Tractors Tbk	4,322,500	6,627,464
TOTAL INDONESIA		57,331,615
Korea (South) - 21.5%
Busan Bank	824,920	9,319,506
Cheil Worldwide, Inc.	13,024	3,331,583
CJ Corp.	169,860	6,767,721
Daehan Steel Co. Ltd.	180,000	1,962,224
Daelim Industrial Co.	78,719	4,977,332
Doosan Co. Ltd.	54,457	3,762,605
Duksan Hi-Metal Co. Ltd. (a)	142,060	1,932,784
GS Engineering & Construction Corp.	75,606	6,605,751
Hanwha Corp.	126,320	4,021,763
Hynix Semiconductor, Inc. (a)	671,360	9,930,832
Hyundai Department Store Co. Ltd.	83,737	7,974,675
Hyundai Engineering & Construction Co. Ltd.	207,250	11,400,097
Hyundai H&S Co. Ltd.	34,490	2,439,544
Hyundai Motor Co.	296,533	26,798,271
Hyundai Steel Co.	108,565	6,871,431
Industrial Bank of Korea (a)	774,580	9,349,377
KCC Corp.	14,976	4,301,389
Kia Motors Corp. (a)	668,110	9,887,418
Korea Exchange Bank	975,940	11,049,994
Korea Gas Corp.	164,662	6,922,297
KT&G Corp.	221,896	12,875,328
LG Corp.	178,695	10,086,532
LG Dacom Corp.	562,360	8,848,435
LG Home Shopping, Inc.	25,324	1,703,794
LG Innotek Co. Ltd.	36,623	3,295,777
LG Telecom Ltd.	1,538,590	11,485,218
NHN Corp. (a)	73,858	10,853,380
Nong Shim Co. Ltd.	22,123	4,380,600
ON*Media Corp. (a)	836,040	2,347,828
POSCO	48,921	20,199,894

	Shares	Value
Samsung C&T Corp.	205,976	$ 8,352,645
Samsung Electronics Co. Ltd.	145,784	87,401,474
Samsung Fire & Marine Insurance Co. Ltd.	73,177	13,274,791
Shinhan Financial Group Co. Ltd. (a)	674,977	25,515,389
STX Pan Ocean Co. Ltd. (Korea)	295,000	2,678,250
TOTAL KOREA (SOUTH)		372,905,929
Malaysia - 3.6%
Bumiputra-Commerce Holdings Bhd	3,255,100	11,809,293
Genting Malaysia Bhd	8,484,900	6,777,348
KLCC Property Holdings Bhd	5,090,200	4,862,560
Lafarge Malayan Cement Bhd	804,500	1,419,687
Malayan Banking Bhd	6,409,500	12,413,246
PLUS Expressways Bhd	10,645,900	10,261,778
Tenaga Nasional BHD	4,885,000	11,973,252
Top Glove Corp. Bhd	936,900	2,232,040
TOTAL MALAYSIA		61,749,204
Philippines - 0.6%
Ayala Land, Inc.	20,129,300	4,451,978
Bank of the Philippine Islands (BPI)	4,210,500	4,168,373
Megaworld Corp.	62,474,000	2,026,539
TOTAL PHILIPPINES		10,646,890
Singapore - 5.5%
Ascendas Real Estate Investment Trust (A-REIT)	6,417,000	8,338,642
City Developments Ltd.	1,096,000	7,676,933
Jardine Cycle & Carriage Ltd.	330,000	5,417,972
Keppel Corp. Ltd.	2,513,000	14,438,834
MobileOne Ltd.	4,396,000	5,436,836
Oversea-Chinese Banking Corp. Ltd.	4,924,406	26,530,407
Parkway Holdings Ltd.	1,958,000	3,490,280
Raffles Medical Group Ltd.	1,669,000	1,573,935
SembCorp Industries Ltd.	3,110,000	7,325,700
Singapore Exchange Ltd.	1,274,000	7,217,715
Wing Tai Holdings Ltd.	2,990,000	3,499,345
Yanlord Land Group Ltd.	2,809,000	4,493,674
TOTAL SINGAPORE		95,440,273
Taiwan - 15.8%
Advanced Semiconductor Engineering, Inc.	8,634,000	6,779,384
AU Optronics Corp.	16,965,460	14,987,958
Catcher Technology Co. Ltd.	502,800	1,212,619
China Steel Corp.	16,628,859	14,708,609
Chinatrust Financial Holding Co. Ltd.	18,001,334	10,772,508
Compal Electronics, Inc.	8,532,000	10,626,883
Coretronic Corp.	5,716,000	6,235,129
Formosa Plastics Corp.	9,530,000	18,211,062
Fubon Financial Holding Co. Ltd. (a)	13,640,000	15,078,806
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,622,350	37,548,240
Huaku Development Co. Ltd.	1,721,500	4,067,074
Common Stocks - continued
	Shares	Value
Taiwan - continued
Hung Poo Real Estate Development Co. Ltd.	1,310,447	$ 1,883,816
Kinsus Interconnect Technology Corp.	1,342,000	3,351,566
Lite-On Technology Corp.	4,586,000	6,017,471
Macronix International Co. Ltd.	12,358,000	6,240,804
MediaTek, Inc.	990,000	13,804,249
Novatek Microelectronics Corp.	1,429,000	3,211,881
Quanta Computer, Inc.	5,151,000	9,707,561
Silitech Technology Corp.	960,000	2,977,218
Taiwan Mobile Co. Ltd.	7,990,000	14,236,304
Taiwan Semiconductor Manufacturing Co. Ltd.	29,360,192	53,060,305
Tripod Technology Corp.	1,290,000	3,215,860
Unimicron Technology Corp.	2,849,000	3,238,511
Wistron Corp.	4,093,000	6,826,358
Yuanta Financial Holding Co. Ltd.	9,865,000	6,485,863
TOTAL TAIWAN		274,486,039
Thailand - 3.8%
Bangkok Bank Ltd. PCL:
NVDR	2,331,000	7,712,862
(For. Reg.)	440,900	1,479,884
Banpu PCL:
unit	602,600	7,776,181
(For. Reg.)	77,500	1,001,752
Big C Supercenter PCL unit	690,705	864,846
Kasikornbank PCL (For. Reg.)	1,413,000	3,428,029
National Finance PCL (For. Reg.)	8,649,200	5,009,648
Preuksa Real Estate PCL (For. Reg.)	3,937,800	1,806,106
PTT Chemical PCL	1,327,400	2,439,197
PTT PCL (For. Reg.)	1,440,900	10,167,405
Quality Houses PCL	40,166,000	2,952,321
Siam Cement PCL (For. Reg.)	1,220,600	7,568,100
Siam Commercial Bank PCL (For. Reg.)	3,563,200	8,092,891
TICON Industrial Connection PCL	1,149,250	332,941

	Shares	Value
TICON Industrial Connection PCL (For. Reg.)	5,746,250	$ 1,647,230
Total Access Communication PCL unit	3,349,400	3,867,032
TOTAL THAILAND		66,146,425
United Kingdom - 1.5%
HSBC Holdings PLC (Hong Kong) (Reg.)	1,347,200	14,877,196
Standard Chartered PLC (Hong Kong)	462,050	11,538,343
TOTAL UNITED KINGDOM		26,415,539
TOTAL COMMON STOCKS (Cost $1,678,359,617)		1,716,914,668
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.20% (d)	12,886,386	12,886,386
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	7,169,250	7,169,250
TOTAL MONEY MARKET FUNDS (Cost $20,055,636)		20,055,636
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,698,415,253)		1,736,970,304
NET OTHER ASSETS - 0.1%		1,570,599
NET ASSETS - 100%		$ 1,738,540,903
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 720,681
Fidelity Securities Lending Cash Central Fund	62,584
Total	$ 783,265
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
104 Corp.	$ 3,267,485	$ 2,257,035	$ 5,869,836	$ 231,671	$ -
Total	$ 3,267,485	$ 2,257,035	$ 5,869,836	$ 231,671	$ -
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Korea (South)	$ 372,905,929	$ -	$ 372,905,929	$ -
China	328,853,529	3,761,588	323,245,489	1,846,452
Hong Kong	301,389,420	-	301,389,420	-
Taiwan	274,486,039	-	274,486,039	-
Singapore	95,440,273	-	95,440,273	-
Cayman Islands	76,482,248	9,104,142	67,378,106	-
Thailand	66,146,425	-	66,146,425	-
Malaysia	61,749,204	-	61,749,204	-
Indonesia	57,331,615	-	57,331,615	-
Other	82,129,986	14,845,477	67,284,509	-
Money Market Funds	20,055,636	20,055,636	-	-
Total Investments in Securities:	$ 1,736,970,304	$ 47,766,843	$ 1,687,357,009	$ 1,846,452
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 39,436,680
Total Realized Gain (Loss)	(68,544,405)
Total Unrealized Gain (Loss)	56,850,449
Cost of Purchases	11,990,932
Proceeds of Sales	(37,887,204)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 1,846,452
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 152,981

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $529,066,735 all of which will expire on October 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $6,812,967) - See accompanying schedule: Unaffiliated issuers (cost $1,678,359,617)	$ 1,716,914,668
Fidelity Central Funds (cost $20,055,636)	20,055,636
Total Investments (cost $1,698,415,253)		$ 1,736,970,304
Foreign currency held at value (cost $4,160,159)		4,160,164
Receivable for investments sold		25,333,601
Receivable for fund shares sold		3,557,243
Dividends receivable		578,035
Distributions receivable from Fidelity Central Funds		6,464
Prepaid expenses		10,889
Other receivables		1,004,179
Total assets		1,771,620,879

Liabilities
Payable for investments purchased	$ 21,168,309
Payable for fund shares redeemed	3,372,717
Accrued management fee	663,127
Other affiliated payables	492,620
Other payables and accrued expenses	213,953
Collateral on securities loaned, at value	7,169,250
Total liabilities		33,079,976

Net Assets		$ 1,738,540,903
Net Assets consist of:
Paid in capital		$ 2,195,754,509
Undistributed net investment income		29,331,095
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(525,082,506)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		38,537,805
Net Assets		$ 1,738,540,903

Statement of Assets and Liabilities - continued

October 31, 2009
Southeast Asia: Net Asset Value, offering price and redemption price per share ($1,736,851,563 ÷ 72,430,407 shares)	$ 23.98

Class F: Net Asset Value, offering price and redemption price per share ($1,689,340 ÷ 70,391 shares)	$ 24.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends (including $231,671 earned from other affiliated issuers)		$ 53,562,248
Special dividends		12,281,415
Interest		1,705
Income from Fidelity Central Funds		783,265
		66,628,633
Less foreign taxes withheld		(4,820,943)
Total income		61,807,690
Expenses
Management fee Basic fee	$ 11,438,307
Performance adjustment	147,644
Transfer agent fees	4,901,080
Accounting and security lending fees	717,068
Custodian fees and expenses	826,262
Independent trustees' compensation	11,622
Registration fees	40,979
Audit	80,447
Legal	8,148
Interest	932
Miscellaneous	39,295
Total expenses before reductions	18,211,784
Expense reductions	(2,261,354)	15,950,430
Net investment income (loss)		45,857,260
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(439,565,235)
Other affiliated issuers	(2,864,540)
Foreign currency transactions	(3,739,806)
Futures contracts	1,069,433
Total net realized gain (loss)		(445,100,148)
Change in net unrealized appreciation (depreciation) on: Investment securities	826,902,552
Assets and liabilities in foreign currencies	63,177
Total change in net unrealized appreciation (depreciation)		826,965,729
Net gain (loss)		381,865,581
Net increase (decrease) in net assets resulting from operations		$ 427,722,841

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 45,857,260	$ 49,720,332
Net realized gain (loss)	(445,100,148)	(49,130,625)
Change in net unrealized appreciation (depreciation)	826,965,729	(3,186,840,853)
Net increase (decrease) in net assets resulting from operations	427,722,841	(3,186,251,146)
Distributions to shareholders from net investment income	(16,525,195)	(35,424,593)
Distributions to shareholders from net realized gain	-	(365,645,497)
Total distributions	(16,525,195)	(401,070,090)
Share transactions - net increase (decrease)	(278,686,790)	(1,106,904,481)
Redemption fees	397,870	5,921,400
Total increase (decrease) in net assets	132,908,726	(4,688,304,317)
Net Assets
Beginning of period	1,605,632,177	6,293,936,494
End of period (including undistributed net investment income of $29,331,095 and undistributed net investment income of $22,071,165, respectively)	$ 1,738,540,903	$ 1,605,632,177

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Southeast Asia

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.50	$ 49.39	$ 25.59	$ 18.70	$ 14.87
Income from Investment Operations
Net investment income (loss) B	.58 E	.44	.33	.33	.30
Net realized and unrealized gain (loss)	5.09	(28.21)	24.95	7.23	3.66
Total from investment operations	5.67	(27.77)	25.28	7.56	3.96
Distributions from net investment income	(.20)	(.28)	(.23)	(.26)	(.14)
Distributions from net realized gain	-	(2.89)	(1.29)	(.43)	-
Total distributions	(.20)	(3.17)	(1.52)	(.69)	(.14)
Redemption fees added to paid in capital B	.01	.05	.04	.02	.01
Net asset value, end of period	$ 23.98	$ 18.50	$ 49.39	$ 25.59	$ 18.70
Total Return A	31.08%	(59.64)%	104.22%	41.50%	26.84%
Ratios to Average Net Assets C,F
Expenses before reductions	1.14%	1.18%	1.08%	1.21%	1.20%
Expenses net of fee waivers, if any	1.14%	1.18%	1.08%	1.21%	1.20%
Expenses net of all reductions	.99%	1.04%	.98%	1.04%	1.09%
Net investment income (loss)	2.86% E	1.34%	.96%	1.44%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,736,852	$ 1,605,632	$ 6,293,936	$ 1,592,948	$ 783,765
Portfolio turnover rate D	220%	147%	72%	100%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class F

Period ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 21.76
Income from Investment Operations
Net investment income (loss) D	.04
Net realized and unrealized gain (loss)	2.20
Total from investment operations	2.24
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 24.00
Total Return B,C	10.29%
Ratios to Average Net Assets E,H
Expenses before reductions	.83% A
Expenses net of fee waivers, if any	.83% A
Expenses net of all reductions	.69% A
Net investment income (loss)	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,689
Portfolio turnover rate F	220%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Southeast Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares and the existing class was designated Southeast Asia on June 26, 2009. The Fund offers Southeast Asia and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 99,178,233
Gross unrealized depreciation	(85,344,975)
Net unrealized appreciation (depreciation)	$ 13,833,258

Tax Cost	$ 1,723,137,046

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 58,037,425
Capital loss carryforward	$ (529,066,735)
Net unrealized appreciation (depreciation)	$ 13,850,504

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 16,525,195	$ 237,858,086
Long-term Capital Gains	-	163,212,004
Total	$ 16,525,195	$ 401,070,090

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. At the end of the period, the Fund had no open futures contracts.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 1,069,433	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 1,069,433	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $1,069,433 for futures contracts.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,306,978,009 and $3,436,911,744, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Southeast Asia, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Southeast Asia	$ 4,901,080.31

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $899 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 87,155,000	0.38%	$ 932

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,388 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $62,584.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,255,630 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,724.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Southeast Asia	$ 16,525,195	$ 35,424,593
From net realized gain
Southeast Asia	$ -	$ 365,645,497

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 A	2008	2009 A	2008
Southeast Asia
Shares sold	13,882,017	40,747,607	$ 285,662,683	$ 1,476,163,760
Reinvestment of distributions	910,020	9,350,739	15,822,870	382,538,765
Shares redeemed	(29,172,062)	(90,730,727)	(581,908,544)	(2,965,607,006)
Net increase (decrease)	(14,380,025)	(40,632,381)	$ (280,422,991)	$ (1,106,904,481)
Class F
Shares sold	71,921	-	$ 1,774,629	$ -
Shares redeemed	(1,530)	-	(38,428)	-
Net increase (decrease)	70,391	-	$ 1,736,201	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Southeast Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Southeast Asia Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Southeast Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions

The Board of Trustees of Fidelity Southeast Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	12/07/09	12/04/09	$0.464	$0.40

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Southeast Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark"). (The fund did not offer Class F as of December 31, 2008.)

Fidelity Southeast Asia Fund

The Board stated that the investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Southeast Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

SEA-F-ANN-1209
1.891726.100

Fidelity®
Emerging Europe,
Middle East, Africa (EMEA)
Fund

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
Emerging Europe, Middle East, Africa (EMEA)	54.15%	-18.85%

A From May 8, 2008.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Emerging Europe, Middle East, Africa (EMEA), a class of the fund, on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East, and Africa Index performed over the same period. See above for additional information regarding the performance of Emerging Europe, Middle East, Africa (EMEA).

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' moods shifted from despair early in the period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% during the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil. Asian stocks also performed extremely well, returning almost 67%. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Adam Kutas, Portfolio Manager of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Retail Class shares returned 54.15%, outperforming the MSCI EM Europe, Middle East and Africa Index, which advanced 47.57%. Stock picks in materials, telecommunication services, energy, food/staples retailing and banks contributed the most. Market positioning in materials, energy and consumer staples also aided returns, while positioning in financials and telecommunication services reduced the benefit of good stock picking in those sectors. Regionally, favorable stock picks in Russia and underweighting the country added the most, followed by security selection in the United Kingdom and Grand Cayman - not in the benchmark - and Egypt. Underweighting the lagging Polish market, and the associated favorable currency impact, also boosted results. Top performers included two Russian firms: gold producer Polymetal and government-owned bank Sberbank. On the downside, holding a modest cash position in a strong market was the biggest detractor. Additionally, solid stock selection in consumer discretionary was more than offset by underweighting this category. Stock picks and an overweighting in the utilities sector also dampened returns, as did overweighting the capital goods industry. On a regional basis, security selection in South Africa detracted but was somewhat offset by overweighting this market and from positive currency effects. Leading detractors included media firm Naspers and gold producer AngloGold Ashanti, both based in South Africa. Some stocks mentioned in this update were not held at period end.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa Markets. As of October 31, 2009, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,312.80	$ 8.74
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,311.00	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,307.40	$ 13.09
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,307.40	$ 13.09
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Emerging Europe, Middle East, Africa (EMEA)	1.25%
Actual		$ 1,000.00	$ 1,314.10	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,314.10	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
South Africa 40.0%
Russia 24.6%
Israel 13.8%
Egypt 4.0%
Czech Republic 3.7%
Nigeria 3.4%
United States of America * 3.1%
Canada 1.4%
Kenya 1.3%
Other 4.7%

As of April 30, 2009
South Africa 34.5%
Russia 27.3%
United States of America * 10.3%
Israel 6.7%
Egypt 4.3%
Czech Republic 4.3%
Nigeria 2.5%
Turkey 2.4%
Canada 1.9%
Other 5.8%

* Includes short-term investments and net other assets.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.9	90.0
Short-Term Investments and Net Other Assets	3.1	10.0
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	10.3	11.8
Teva Pharmaceutical Industries Ltd. (Israel, Pharmaceuticals)	8.4	5.9
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.7	8.3
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	4.7	6.2
Lukoil Oil Co. (Russia, Oil, Gas & Consumable Fuels)	4.7	6.5
Harmony Gold Mining Co. Ltd. (South Africa, Metals & Mining)	3.5	3.1
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	3.0	4.0
Raubex Group Ltd. (South Africa, Construction & Engineering)	3.0	3.1
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	2.8	1.9
Ceske Energeticke Zavody AS (Czech Republic, Electric Utilities)	2.3	3.2
	50.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	20.7	27.5
Telecommunication Services	18.0	14.1
Financials	14.4	7.9
Materials	12.4	15.8
Health Care	9.2	6.2
Industrials	7.8	5.7
Consumer Staples	6.5	6.2
Consumer Discretionary	3.8	1.4
Utilities	2.3	3.2
Information Technology	0.4	0.5

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Czech Republic - 3.7%
Ceske Energeticke Zavody AS	55,550	$ 2,769,328
Telefonica O2 Czech Republic AS	69,313	1,639,609
TOTAL CZECH REPUBLIC		4,408,937
Egypt - 4.0%
EFG-Hermes Holding SAE	63,000	371,462
Egyptian Co. for Mobile Services (MobiNil)	68,739	2,649,460
Orascom Construction Industries SAE	19,180	911,164
Telecom Egypt SAE	247,400	804,174
TOTAL EGYPT		4,736,260
Israel - 13.8%
Bezeq Israeli Telecommunication Corp. Ltd.	921,600	2,062,047
Cellcom Israel Ltd.	11,100	331,736
Elbit Systems Ltd.	10,300	625,805
Mizrahi Tefahot Bank Ltd. (a)	171,400	1,406,172
Partner Communications Co. Ltd.	17,065	325,004
Partner Communications Co. Ltd. ADR	20,000	377,000
Shufersal Ltd.	259,100	1,225,018
Teva Pharmaceutical Industries Ltd.	162,100	8,074,236
Teva Pharmaceutical Industries Ltd. sponsored ADR	36,900	1,862,712
TOTAL ISRAEL		16,289,730
Kenya - 1.3%
British American Tobacco Kenya Ltd.	129,300	300,898
East African Breweries Ltd.	455,686	866,531
Safaricom Ltd.	7,138,032	379,683
TOTAL KENYA		1,547,112
Kuwait - 0.1%
Mobile Telecommunication Co. (a)	30,000	121,683
Morocco - 0.2%
Maroc Telecom	10,000	189,683
Nigeria - 3.4%
Guaranty Trust Bank PLC GDR (Reg. S)	415,071	2,573,440
Nigerian Breweries PLC	840,336	303,501
United Bank for Africa PLC	3,059,341	241,260
Zenith Bank PLC	8,809,693	840,686
TOTAL NIGERIA		3,958,887
Common Stocks - continued
	Shares	Value
Oman - 1.0%
BankMuscat SAOG	300,961	$ 711,344
National Bank of Oman (a)	590,000	501,104
TOTAL OMAN		1,212,448
Poland - 0.6%
Bank Handlowy w Warszawie SA (a)	33,500	741,099
Qatar - 1.0%
Qatar National Bank SAQ	29,195	1,237,120
Russia - 24.6%
Comstar United TeleSystems OJSC GDR (Reg. S)	494,000	2,563,860
Lukoil Oil Co. sponsored ADR	94,895	5,541,868
OAO Gazprom	2,019,600	12,051,590
OAO Gazprom sponsored ADR (Reg. S)	3,200	77,280
OAO NOVATEK	52,700	245,819
OAO NOVATEK GDR	18,300	924,150
Polymetal JSC (a)	81,200	709,672
Polymetal JSC GDR (Reg. S) (a)	224,250	1,980,128
Sberbank (Savings Bank of the Russian Federation)	1,619,700	3,589,018
Sibirtelecom OJSC (a)	4,000,000	137,480
Uralkali JSC GDR (Reg. S)	35,500	802,655
VolgaTelecom sponsored ADR	40,000	170,000
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	3,700	250,046
TOTAL RUSSIA		29,043,566
South Africa - 40.0%
Africa Cellular Towers Ltd. (a)	5,139,900	427,640
African Rainbow Minerals Ltd.	13,600	266,168
AngloGold Ashanti Ltd.	27,500	1,020,448
Aspen Pharmacare Holdings Ltd.	116,800	989,716
Austro Group Ltd.	1,748,600	123,101
Aveng Ltd.	287,000	1,533,728
Barnard Jacobs Mellet Holdings Ltd.	18,372	8,466
Bell Equipment Ltd. (a)	179,228	250,059
Bidvest Group Ltd.	20,000	314,854
Buildworks Group Ltd. (a)	1,900,600	121,638
Cashbuild Ltd.	166,400	1,486,897
Clicks Group Ltd.	600,105	1,897,292
DRDGOLD Ltd.	2,433,254	1,445,158
Exxaro Resources Ltd.	168,900	1,913,299
FirstRand Ltd.	979,400	2,230,211
Gold Fields Ltd.	140,100	1,791,870
Harmony Gold Mining Co. Ltd.	408,100	4,086,298
Common Stocks - continued
	Shares	Value
South Africa - continued
Illovo Sugar Ltd.	255,703	$ 1,161,914
Mr. Price Group Ltd.	131,100	602,431
MTN Group Ltd.	603,450	9,075,888
Murray & Roberts Holdings Ltd.	122,900	886,925
Paracon Holdings Ltd.	2,528,328	517,802
Raubex Group Ltd.	1,117,100	3,503,226
Sanlam Ltd.	504,700	1,392,164
Sasol Ltd.	147,900	5,599,849
Shoprite Holdings Ltd.	409,600	3,355,443
Wilson Bayly Holmes-Ovcon Ltd.	68,400	998,093
Woolworths Holdings Ltd.	110,265	246,852
TOTAL SOUTH AFRICA		47,247,430
United Arab Emirates - 1.1%
Dubai Financial Market PJSC	1,166,594	743,225
National Bank of Abu Dhabi PJSC (a)	161,982	593,163
TOTAL UNITED ARAB EMIRATES		1,336,388
United Kingdom - 0.2%
Coffeeheaven International PLC (a)	701,200	227,368
Zambia - 0.5%
Celtel Zambia Ltd.	2,995,780	329,633
Zambeef Products PLC	276,114	238,286
TOTAL ZAMBIA		567,919
TOTAL COMMON STOCKS (Cost $117,036,435)		112,865,630
Investment Companies - 1.4%

Canada - 1.4%
Horizons BetaPro COMEX Gold Bullion Bull Plus ETF (a) (Cost $1,332,087)	87,000	1,657,487
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (b) (Cost $4,182,066)	4,182,066	$ 4,182,066
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $122,550,588)		118,705,183
NET OTHER ASSETS - (0.4)%		(494,017)
NET ASSETS - 100%		$ 118,211,166
Legend
(a) Non-income producing

(b) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,168
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
South Africa	$ 47,247,430	$ 41,369,262	$ 5,878,168	$ -
Russia	29,043,566	12,309,987	16,733,579	-
Israel	16,289,730	16,289,730	-	-
Egypt	4,736,260	4,736,260	-	-
Czech Republic	4,408,937	4,408,937	-	-
Nigeria	3,958,887	3,958,887	-	-
Kenya	1,547,112	1,547,112	-	-
United Arab Emirates	1,336,388	1,336,388	-	-
Qatar	1,237,120	1,237,120	-	-
Other	3,060,200	3,060,200	-	-
Investment Companies	1,657,487	1,657,487	-	-
Money Market Funds	4,182,066	4,182,066	-	-
Total Investments in Securities:	$ 118,705,183	$ 96,093,436	$ 22,611,747	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $10,577,811 of which $9,997,975 and $579,836 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $118,368,522)	$ 114,523,117
Fidelity Central Funds (cost $4,182,066)	4,182,066
Total Investments (cost $122,550,588)		$ 118,705,183
Foreign currency held at value (cost $123,733)		123,733
Receivable for investments sold		1,896,682
Receivable for fund shares sold		357,705
Dividends receivable		82,501
Distributions receivable from Fidelity Central Funds		740
Prepaid expenses		690
Receivable from investment adviser for expense reductions		6,470
Other receivables		40,450
Total assets		121,214,154

Liabilities
Payable for investments purchased	$ 1,574,865
Payable for fund shares redeemed	1,225,997
Accrued management fee	82,391
Distribution fees payable	4,557
Other affiliated payables	37,092
Other payables and accrued expenses	78,086
Total liabilities		3,002,988

Net Assets		$ 118,211,166
Net Assets consist of:
Paid in capital		$ 133,029,518
Undistributed net investment income		679,815
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,655,542)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,842,625)
Net Assets		$ 118,211,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,816,757 ÷ 663,219 shares)	$ 7.26

Maximum offering price per share (100/94.25 of $7.26)	$ 7.70
Class T: Net Asset Value and redemption price per share ($1,559,771 ÷ 215,051 shares)	$ 7.25

Maximum offering price per share (100/96.50 of $7.25)	$ 7.51
Class B: Net Asset Value and offering price per share ($782,030 ÷ 108,227 shares)A	$ 7.23

Class C: Net Asset Value and offering price per share ($2,676,692 ÷ 370,435 shares)A	$ 7.23

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($104,140,952 ÷ 14,310,189 shares)	$ 7.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,234,964 ÷ 581,955 shares)	$ 7.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 1,679,600
Interest		7
Income from Fidelity Central Funds		22,168
		1,701,775
Less foreign taxes withheld		(126,451)
Total income		1,575,324

Expenses
Management fee	$ 565,916
Transfer agent fees	224,635
Distribution fees	31,871
Accounting fees and expenses	36,072
Custodian fees and expenses	134,993
Independent trustees' compensation	434
Registration fees	117,319
Audit	55,980
Legal	109
Miscellaneous	852
Total expenses before reductions	1,168,181
Expense reductions	(330,150)	838,031
Net investment income (loss)		737,293
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,357,912)
Foreign currency transactions	(28,135)
Total net realized gain (loss)		(1,386,047)
Change in net unrealized appreciation (depreciation) on: Investment securities	27,527,972
Assets and liabilities in foreign currencies	4,535
Total change in net unrealized appreciation (depreciation)		27,532,507
Net gain (loss)		26,146,460
Net increase (decrease) in net assets resulting from operations		$ 26,883,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	For the period May 8, 2008 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 737,293	$ 351,784
Net realized gain (loss)	(1,386,047)	(10,405,654)
Change in net unrealized appreciation (depreciation)	27,532,507	(31,375,132)
Net increase (decrease) in net assets resulting from operations	26,883,753	(41,429,002)
Distributions to shareholders from net investment income	(273,102)	-
Share transactions - net increase (decrease)	53,100,517	79,670,886
Redemption fees	105,938	152,176
Total increase (decrease) in net assets	79,817,106	38,394,060

Net Assets
Beginning of period	38,394,060	-
End of period (including undistributed net investment income of $679,815 and undistributed net investment income of $215,625, respectively)	$ 118,211,166	$ 38,394,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.04
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.53	(5.27)
Distributions from net investment income	(.03)	-
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.26	$ 4.75
Total Return B, C, D	53.78%	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.87%	2.50% A
Expenses net of fee waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.39%	1.23% A
Net investment income (loss)	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,817	$ 1,368
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.04
Net realized and unrealized gain (loss)	2.47	(5.31)
Total from investment operations	2.51	(5.27)
Distributions from net investment income	(.02)	-
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.25	$ 4.75
Total Return B, C, D	53.20%	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	2.78% A
Expenses net of fee waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.64%	1.49% A
Net investment income (loss)	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,560	$ 568
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.02
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.49	(5.29)
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.23	$ 4.73
Total Return B, C, D	52.85%	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.68%	3.32% A
Expenses net of fee waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.14%	1.99% A
Net investment income (loss)	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 782	$ 487
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.02
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.49	(5.29)
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.23	$ 4.73
Total Return B, C, D	52.85%	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.61%	3.28% A
Expenses net of fee waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.14%	1.99% A
Net investment income (loss)	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,677	$ 741
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.05
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.55	(5.26)
Distributions from net investment income	(.04)	-
Redemption fees added to paid in capital D	.01	.02
Net asset value, end of period	$ 7.28	$ 4.76
Total Return B, C	54.15%	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.61%	2.19% A
Expenses net of fee waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.14%	.98% A
Net investment income (loss)	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,141	$ 32,535
Portfolio turnover rate F	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.05
Net realized and unrealized gain (loss)	2.49	(5.31)
Total from investment operations	2.55	(5.26)
Distributions from net investment income	(.04)	-
Redemption fees added to paid in capital D	.01	.02
Net asset value, end of period	$ 7.28	$ 4.76
Total Return B, C	54.15%	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.60%	2.12% A
Expenses net of fee waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.14%	.98% A
Net investment income (loss)	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,235	$ 2,695
Portfolio turnover rate F	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,568,015
Gross unrealized depreciation	(17,853,110)
Net unrealized appreciation (depreciation)	$ (5,285,095)

Tax Cost	$ 123,990,278

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,041,774
Capital loss carryforward	$ (10,577,811)
Net unrealized appreciation (depreciation)	$ (5,282,315)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 273,102	$ -

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $89,623,702 and $38,169,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 6,360	$ 1,192
Class T	.25%	.25%	4,798	2,056
Class B	.75%	.25%	6,409	5,851
Class C	.75%	.25%	14,304	8,800
			$ 31,871	$ 17,899

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,074
Class T	938
Class B*	376
Class C*	241
$ 9,629

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 8,364.32
Class T	3,249.34
Class B	2,098.33
Class C	4,761.33
Emerging Europe, Middle East, Africa (EMEA)	199,026.32
Institutional Class	7,137.22
	$ 224,635

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $93 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $259 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 9,750
Class T	1.75%	3,891
Class B	2.25%	2,807
Class C	2.25%	5,290
Emerging Europe, Middle East, Africa (EMEA)	1.25%	223,808
Institutional Class	1.25%	11,331
		$ 256,877

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $72,620 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $653.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008 A
From net investment income
Class A	$ 8,761	$ -
Class T	2,185	-
Emerging Europe, Middle East, Africa (EMEA)	241,410	-
Institutional Class	20,746	-
Total	$ 273,102	$ -

A For the period May 8, 2008 (commencement of operations) to October 31, 2008.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Class A
Shares sold	571,278	344,487	$ 3,669,041	$ 3,038,678
Reinvestment of distributions	1,833	-	8,321	-
Shares redeemed	(197,844)	(56,535)	(1,251,307)	(363,899)
Net increase (decrease)	375,267	287,952	$ 2,426,055	$ 2,674,779
Class T
Shares sold	178,308	130,067	$ 1,129,813	$ 1,228,022
Reinvestment of distributions	481	-	2,182	-
Shares redeemed	(83,315)	(10,490)	(541,782)	(50,821)
Net increase (decrease)	95,474	119,577	$ 590,213	$ 1,177,201
Class B
Shares sold	55,038	115,650	$ 326,654	$ 1,098,908
Reinvestment of distributions	-	-	-	-
Shares redeemed	(49,759)	(12,702)	(303,402)	(76,194)
Net increase (decrease)	5,279	102,948	$ 23,252	$ 1,022,714
Class C
Shares sold	342,231	174,986	$ 2,213,144	$ 1,629,690
Reinvestment of distributions	-	-	-	-
Shares redeemed	(128,292)	(18,490)	(825,454)	(109,269)
Net increase (decrease)	213,939	156,496	$ 1,387,690	$ 1,520,421

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	13,077,282	10,218,704	$ 83,717,275	$ 92,385,312
Reinvestment of distributions	50,835	-	230,791	-
Shares redeemed	(5,656,005)	(3,380,627)	(35,458,373)	(23,437,711)
Net increase (decrease)	7,472,112	6,838,077	$ 48,489,693	$ 68,947,601
Institutional Class
Shares sold	182,348	598,356	$ 1,155,556	$ 4,518,354
Reinvestment of distributions	1,053	-	4,781	-
Shares redeemed	(167,948)	(31,854)	(976,723)	(190,184)
Net increase (decrease)	15,453	566,502	$ 183,614	$ 4,328,170

A For the period May 8, 2008 (commencement of operations) to October 31, 2008.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended and for the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr Robins also serves as Assistant Treasurer of other Fidelity funds (2009- present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	12/14/09	12/11/09	$0.052	$0.024

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	12/15/2008	$0.027	$0.0026

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund designates 100% of the dividends distributed in December, 2008, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and, if a meaningful peer group exists, a peer group of mutual funds.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Emerging Europe, Middle East, Africa (EMEA) (retail class) ranked below its competitive median for the period and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
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Annual Report

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Annual Report

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EME-UANN-1209
1.861971.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Emerging Europe,
Middle East, Africa (EMEA)
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009

Class A, Class T, Class B, and Class C are classes of Fidelity® Emerging Europe,
Middle East, Africa (EMEA) Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
Class A (incl. 5.75% sales charge)	44.94%	-22.27%
Class T (incl. 3.50% sales charge)	47.84%	-21.22%
Class B (incl. contingent deferred sales charge) B	47.85%	-21.84%
Class C (incl. contingent deferred sales charge) C	51.85%	-19.66%

A From May 8, 2008.

B Class B shares' contingent deferred sales charge included in the past one year and life of class total return figures are 5% and 4%, respectively.

C Class C shares' contingent deferred sales charge included the past one year and life of class total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Europe, Middle East, Africa (EMEA) Fund - Class A on May 8, 2008, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East, and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' moods shifted from despair early in the period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% during the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil. Asian stocks also performed extremely well, returning almost 67%. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 53.78%, 53.20%, 52.85% and 52.85%, respectively (excluding sales charges), outperforming the MSCI EM Europe, Middle East and Africa Index, which advanced 47.57%. Stock picks in materials, telecommunication services, energy, food/staples retailing and banks contributed the most. Market positioning in materials, energy and consumer staples also aided returns, while positioning in financials and telecommunication services reduced the benefit of good stock picking in those sectors. Regionally, favorable stock picks in Russia and underweighting the country added the most, followed by security selection in the United Kingdom and Grand Cayman - not in the benchmark - and Egypt. Underweighting the lagging Polish market, and the associated favorable currency impact, also boosted results. Top performers included two Russian firms: gold producer Polymetal and government-owned bank Sberbank. On the downside, holding a modest cash position in a strong market was the biggest detractor. Additionally, solid stock selection in consumer discretionary was more than offset by underweighting this category. Stock picks and an overweighting in the utilities sector also dampened returns, as did overweighting the capital goods industry. On a regional basis, security selection in South Africa detracted but was somewhat offset by overweighting this market and from positive currency effects. Leading detractors included media firm Naspers and gold producer AngloGold Ashanti, both based in South Africa. Some stocks mentioned in this update were not held at period end.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa Markets. As of October 31, 2009, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,312.80	$ 8.74
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,311.00	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,307.40	$ 13.09
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,307.40	$ 13.09
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Emerging Europe, Middle East, Africa (EMEA)	1.25%
Actual		$ 1,000.00	$ 1,314.10	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,314.10	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
South Africa 40.0%
Russia 24.6%
Israel 13.8%
Egypt 4.0%
Czech Republic 3.7%
Nigeria 3.4%
United States of America * 3.1%
Canada 1.4%
Kenya 1.3%
Other 4.7%

As of April 30, 2009
South Africa 34.5%
Russia 27.3%
United States of America * 10.3%
Israel 6.7%
Egypt 4.3%
Czech Republic 4.3%
Nigeria 2.5%
Turkey 2.4%
Canada 1.9%
Other 5.8%

* Includes short-term investments and net other assets.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.9	90.0
Short-Term Investments and Net Other Assets	3.1	10.0
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	10.3	11.8
Teva Pharmaceutical Industries Ltd. (Israel, Pharmaceuticals)	8.4	5.9
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.7	8.3
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	4.7	6.2
Lukoil Oil Co. (Russia, Oil, Gas & Consumable Fuels)	4.7	6.5
Harmony Gold Mining Co. Ltd. (South Africa, Metals & Mining)	3.5	3.1
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	3.0	4.0
Raubex Group Ltd. (South Africa, Construction & Engineering)	3.0	3.1
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	2.8	1.9
Ceske Energeticke Zavody AS (Czech Republic, Electric Utilities)	2.3	3.2
	50.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	20.7	27.5
Telecommunication Services	18.0	14.1
Financials	14.4	7.9
Materials	12.4	15.8
Health Care	9.2	6.2
Industrials	7.8	5.7
Consumer Staples	6.5	6.2
Consumer Discretionary	3.8	1.4
Utilities	2.3	3.2
Information Technology	0.4	0.5

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Czech Republic - 3.7%
Ceske Energeticke Zavody AS	55,550	$ 2,769,328
Telefonica O2 Czech Republic AS	69,313	1,639,609
TOTAL CZECH REPUBLIC		4,408,937
Egypt - 4.0%
EFG-Hermes Holding SAE	63,000	371,462
Egyptian Co. for Mobile Services (MobiNil)	68,739	2,649,460
Orascom Construction Industries SAE	19,180	911,164
Telecom Egypt SAE	247,400	804,174
TOTAL EGYPT		4,736,260
Israel - 13.8%
Bezeq Israeli Telecommunication Corp. Ltd.	921,600	2,062,047
Cellcom Israel Ltd.	11,100	331,736
Elbit Systems Ltd.	10,300	625,805
Mizrahi Tefahot Bank Ltd. (a)	171,400	1,406,172
Partner Communications Co. Ltd.	17,065	325,004
Partner Communications Co. Ltd. ADR	20,000	377,000
Shufersal Ltd.	259,100	1,225,018
Teva Pharmaceutical Industries Ltd.	162,100	8,074,236
Teva Pharmaceutical Industries Ltd. sponsored ADR	36,900	1,862,712
TOTAL ISRAEL		16,289,730
Kenya - 1.3%
British American Tobacco Kenya Ltd.	129,300	300,898
East African Breweries Ltd.	455,686	866,531
Safaricom Ltd.	7,138,032	379,683
TOTAL KENYA		1,547,112
Kuwait - 0.1%
Mobile Telecommunication Co. (a)	30,000	121,683
Morocco - 0.2%
Maroc Telecom	10,000	189,683
Nigeria - 3.4%
Guaranty Trust Bank PLC GDR (Reg. S)	415,071	2,573,440
Nigerian Breweries PLC	840,336	303,501
United Bank for Africa PLC	3,059,341	241,260
Zenith Bank PLC	8,809,693	840,686
TOTAL NIGERIA		3,958,887
Common Stocks - continued
	Shares	Value
Oman - 1.0%
BankMuscat SAOG	300,961	$ 711,344
National Bank of Oman (a)	590,000	501,104
TOTAL OMAN		1,212,448
Poland - 0.6%
Bank Handlowy w Warszawie SA (a)	33,500	741,099
Qatar - 1.0%
Qatar National Bank SAQ	29,195	1,237,120
Russia - 24.6%
Comstar United TeleSystems OJSC GDR (Reg. S)	494,000	2,563,860
Lukoil Oil Co. sponsored ADR	94,895	5,541,868
OAO Gazprom	2,019,600	12,051,590
OAO Gazprom sponsored ADR (Reg. S)	3,200	77,280
OAO NOVATEK	52,700	245,819
OAO NOVATEK GDR	18,300	924,150
Polymetal JSC (a)	81,200	709,672
Polymetal JSC GDR (Reg. S) (a)	224,250	1,980,128
Sberbank (Savings Bank of the Russian Federation)	1,619,700	3,589,018
Sibirtelecom OJSC (a)	4,000,000	137,480
Uralkali JSC GDR (Reg. S)	35,500	802,655
VolgaTelecom sponsored ADR	40,000	170,000
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	3,700	250,046
TOTAL RUSSIA		29,043,566
South Africa - 40.0%
Africa Cellular Towers Ltd. (a)	5,139,900	427,640
African Rainbow Minerals Ltd.	13,600	266,168
AngloGold Ashanti Ltd.	27,500	1,020,448
Aspen Pharmacare Holdings Ltd.	116,800	989,716
Austro Group Ltd.	1,748,600	123,101
Aveng Ltd.	287,000	1,533,728
Barnard Jacobs Mellet Holdings Ltd.	18,372	8,466
Bell Equipment Ltd. (a)	179,228	250,059
Bidvest Group Ltd.	20,000	314,854
Buildworks Group Ltd. (a)	1,900,600	121,638
Cashbuild Ltd.	166,400	1,486,897
Clicks Group Ltd.	600,105	1,897,292
DRDGOLD Ltd.	2,433,254	1,445,158
Exxaro Resources Ltd.	168,900	1,913,299
FirstRand Ltd.	979,400	2,230,211
Gold Fields Ltd.	140,100	1,791,870
Harmony Gold Mining Co. Ltd.	408,100	4,086,298
Common Stocks - continued
	Shares	Value
South Africa - continued
Illovo Sugar Ltd.	255,703	$ 1,161,914
Mr. Price Group Ltd.	131,100	602,431
MTN Group Ltd.	603,450	9,075,888
Murray & Roberts Holdings Ltd.	122,900	886,925
Paracon Holdings Ltd.	2,528,328	517,802
Raubex Group Ltd.	1,117,100	3,503,226
Sanlam Ltd.	504,700	1,392,164
Sasol Ltd.	147,900	5,599,849
Shoprite Holdings Ltd.	409,600	3,355,443
Wilson Bayly Holmes-Ovcon Ltd.	68,400	998,093
Woolworths Holdings Ltd.	110,265	246,852
TOTAL SOUTH AFRICA		47,247,430
United Arab Emirates - 1.1%
Dubai Financial Market PJSC	1,166,594	743,225
National Bank of Abu Dhabi PJSC (a)	161,982	593,163
TOTAL UNITED ARAB EMIRATES		1,336,388
United Kingdom - 0.2%
Coffeeheaven International PLC (a)	701,200	227,368
Zambia - 0.5%
Celtel Zambia Ltd.	2,995,780	329,633
Zambeef Products PLC	276,114	238,286
TOTAL ZAMBIA		567,919
TOTAL COMMON STOCKS (Cost $117,036,435)		112,865,630
Investment Companies - 1.4%

Canada - 1.4%
Horizons BetaPro COMEX Gold Bullion Bull Plus ETF (a) (Cost $1,332,087)	87,000	1,657,487
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (b) (Cost $4,182,066)	4,182,066	$ 4,182,066
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $122,550,588)		118,705,183
NET OTHER ASSETS - (0.4)%		(494,017)
NET ASSETS - 100%		$ 118,211,166
Legend
(a) Non-income producing

(b) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,168
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
South Africa	$ 47,247,430	$ 41,369,262	$ 5,878,168	$ -
Russia	29,043,566	12,309,987	16,733,579	-
Israel	16,289,730	16,289,730	-	-
Egypt	4,736,260	4,736,260	-	-
Czech Republic	4,408,937	4,408,937	-	-
Nigeria	3,958,887	3,958,887	-	-
Kenya	1,547,112	1,547,112	-	-
United Arab Emirates	1,336,388	1,336,388	-	-
Qatar	1,237,120	1,237,120	-	-
Other	3,060,200	3,060,200	-	-
Investment Companies	1,657,487	1,657,487	-	-
Money Market Funds	4,182,066	4,182,066	-	-
Total Investments in Securities:	$ 118,705,183	$ 96,093,436	$ 22,611,747	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $10,577,811 of which $9,997,975 and $579,836 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $118,368,522)	$ 114,523,117
Fidelity Central Funds (cost $4,182,066)	4,182,066
Total Investments (cost $122,550,588)		$ 118,705,183
Foreign currency held at value (cost $123,733)		123,733
Receivable for investments sold		1,896,682
Receivable for fund shares sold		357,705
Dividends receivable		82,501
Distributions receivable from Fidelity Central Funds		740
Prepaid expenses		690
Receivable from investment adviser for expense reductions		6,470
Other receivables		40,450
Total assets		121,214,154

Liabilities
Payable for investments purchased	$ 1,574,865
Payable for fund shares redeemed	1,225,997
Accrued management fee	82,391
Distribution fees payable	4,557
Other affiliated payables	37,092
Other payables and accrued expenses	78,086
Total liabilities		3,002,988

Net Assets		$ 118,211,166
Net Assets consist of:
Paid in capital		$ 133,029,518
Undistributed net investment income		679,815
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,655,542)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,842,625)
Net Assets		$ 118,211,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,816,757 ÷ 663,219 shares)	$ 7.26

Maximum offering price per share (100/94.25 of $7.26)	$ 7.70
Class T: Net Asset Value and redemption price per share ($1,559,771 ÷ 215,051 shares)	$ 7.25

Maximum offering price per share (100/96.50 of $7.25)	$ 7.51
Class B: Net Asset Value and offering price per share ($782,030 ÷ 108,227 shares)A	$ 7.23

Class C: Net Asset Value and offering price per share ($2,676,692 ÷ 370,435 shares)A	$ 7.23

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($104,140,952 ÷ 14,310,189 shares)	$ 7.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,234,964 ÷ 581,955 shares)	$ 7.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 1,679,600
Interest		7
Income from Fidelity Central Funds		22,168
		1,701,775
Less foreign taxes withheld		(126,451)
Total income		1,575,324

Expenses
Management fee	$ 565,916
Transfer agent fees	224,635
Distribution fees	31,871
Accounting fees and expenses	36,072
Custodian fees and expenses	134,993
Independent trustees' compensation	434
Registration fees	117,319
Audit	55,980
Legal	109
Miscellaneous	852
Total expenses before reductions	1,168,181
Expense reductions	(330,150)	838,031
Net investment income (loss)		737,293
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,357,912)
Foreign currency transactions	(28,135)
Total net realized gain (loss)		(1,386,047)
Change in net unrealized appreciation (depreciation) on: Investment securities	27,527,972
Assets and liabilities in foreign currencies	4,535
Total change in net unrealized appreciation (depreciation)		27,532,507
Net gain (loss)		26,146,460
Net increase (decrease) in net assets resulting from operations		$ 26,883,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	For the period May 8, 2008 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 737,293	$ 351,784
Net realized gain (loss)	(1,386,047)	(10,405,654)
Change in net unrealized appreciation (depreciation)	27,532,507	(31,375,132)
Net increase (decrease) in net assets resulting from operations	26,883,753	(41,429,002)
Distributions to shareholders from net investment income	(273,102)	-
Share transactions - net increase (decrease)	53,100,517	79,670,886
Redemption fees	105,938	152,176
Total increase (decrease) in net assets	79,817,106	38,394,060

Net Assets
Beginning of period	38,394,060	-
End of period (including undistributed net investment income of $679,815 and undistributed net investment income of $215,625, respectively)	$ 118,211,166	$ 38,394,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.04
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.53	(5.27)
Distributions from net investment income	(.03)	-
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.26	$ 4.75
Total Return B, C, D	53.78%	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.87%	2.50% A
Expenses net of fee waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.39%	1.23% A
Net investment income (loss)	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,817	$ 1,368
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.04
Net realized and unrealized gain (loss)	2.47	(5.31)
Total from investment operations	2.51	(5.27)
Distributions from net investment income	(.02)	-
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.25	$ 4.75
Total Return B, C, D	53.20%	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	2.78% A
Expenses net of fee waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.64%	1.49% A
Net investment income (loss)	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,560	$ 568
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.02
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.49	(5.29)
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.23	$ 4.73
Total Return B, C, D	52.85%	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.68%	3.32% A
Expenses net of fee waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.14%	1.99% A
Net investment income (loss)	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 782	$ 487
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.02
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.49	(5.29)
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.23	$ 4.73
Total Return B, C, D	52.85%	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.61%	3.28% A
Expenses net of fee waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.14%	1.99% A
Net investment income (loss)	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,677	$ 741
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.05
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.55	(5.26)
Distributions from net investment income	(.04)	-
Redemption fees added to paid in capital D	.01	.02
Net asset value, end of period	$ 7.28	$ 4.76
Total Return B, C	54.15%	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.61%	2.19% A
Expenses net of fee waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.14%	.98% A
Net investment income (loss)	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,141	$ 32,535
Portfolio turnover rate F	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.05
Net realized and unrealized gain (loss)	2.49	(5.31)
Total from investment operations	2.55	(5.26)
Distributions from net investment income	(.04)	-
Redemption fees added to paid in capital D	.01	.02
Net asset value, end of period	$ 7.28	$ 4.76
Total Return B, C	54.15%	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.60%	2.12% A
Expenses net of fee waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.14%	.98% A
Net investment income (loss)	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,235	$ 2,695
Portfolio turnover rate F	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,568,015
Gross unrealized depreciation	(17,853,110)
Net unrealized appreciation (depreciation)	$ (5,285,095)

Tax Cost	$ 123,990,278

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,041,774
Capital loss carryforward	$ (10,577,811)
Net unrealized appreciation (depreciation)	$ (5,282,315)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 273,102	$ -

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $89,623,702 and $38,169,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 6,360	$ 1,192
Class T	.25%	.25%	4,798	2,056
Class B	.75%	.25%	6,409	5,851
Class C	.75%	.25%	14,304	8,800
			$ 31,871	$ 17,899

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,074
Class T	938
Class B*	376
Class C*	241
$ 9,629

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 8,364.32
Class T	3,249.34
Class B	2,098.33
Class C	4,761.33
Emerging Europe, Middle East, Africa (EMEA)	199,026.32
Institutional Class	7,137.22
	$ 224,635

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $93 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $259 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 9,750
Class T	1.75%	3,891
Class B	2.25%	2,807
Class C	2.25%	5,290
Emerging Europe, Middle East, Africa (EMEA)	1.25%	223,808
Institutional Class	1.25%	11,331
		$ 256,877

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $72,620 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $653.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008 A
From net investment income
Class A	$ 8,761	$ -
Class T	2,185	-
Emerging Europe, Middle East, Africa (EMEA)	241,410	-
Institutional Class	20,746	-
Total	$ 273,102	$ -

A For the period May 8, 2008 (commencement of operations) to October 31, 2008.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Class A
Shares sold	571,278	344,487	$ 3,669,041	$ 3,038,678
Reinvestment of distributions	1,833	-	8,321	-
Shares redeemed	(197,844)	(56,535)	(1,251,307)	(363,899)
Net increase (decrease)	375,267	287,952	$ 2,426,055	$ 2,674,779
Class T
Shares sold	178,308	130,067	$ 1,129,813	$ 1,228,022
Reinvestment of distributions	481	-	2,182	-
Shares redeemed	(83,315)	(10,490)	(541,782)	(50,821)
Net increase (decrease)	95,474	119,577	$ 590,213	$ 1,177,201
Class B
Shares sold	55,038	115,650	$ 326,654	$ 1,098,908
Reinvestment of distributions	-	-	-	-
Shares redeemed	(49,759)	(12,702)	(303,402)	(76,194)
Net increase (decrease)	5,279	102,948	$ 23,252	$ 1,022,714
Class C
Shares sold	342,231	174,986	$ 2,213,144	$ 1,629,690
Reinvestment of distributions	-	-	-	-
Shares redeemed	(128,292)	(18,490)	(825,454)	(109,269)
Net increase (decrease)	213,939	156,496	$ 1,387,690	$ 1,520,421

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	13,077,282	10,218,704	$ 83,717,275	$ 92,385,312
Reinvestment of distributions	50,835	-	230,791	-
Shares redeemed	(5,656,005)	(3,380,627)	(35,458,373)	(23,437,711)
Net increase (decrease)	7,472,112	6,838,077	$ 48,489,693	$ 68,947,601
Institutional Class
Shares sold	182,348	598,356	$ 1,155,556	$ 4,518,354
Reinvestment of distributions	1,053	-	4,781	-
Shares redeemed	(167,948)	(31,854)	(976,723)	(190,184)
Net increase (decrease)	15,453	566,502	$ 183,614	$ 4,328,170

A For the period May 8, 2008 (commencement of operations) to October 31, 2008.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended and for the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/14/09	12/11/09	$ 0.041	$ 0.024
Class T	12/14/09	12/11/09	$ 0.026	$ 0.024
Class B	12/14/09	12/11/09	$ 0.00	$ 0.012
Class C	12/14/09	12/11/09	$ 0.006	$ 0.024

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/15/2008	$ 0.022	$ 0.0026
Class T	12/15/2008	$ 0.014	$ 0.0026
Class B	12/15/2008	$ 0.000	$ 0.000
Class C	12/15/2008	$ 0.000	$ 0.000

Class A, T, B and C designate 100% of the dividends distributed in December, 2008, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and, if a meaningful peer group exists, a peer group of mutual funds.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Emerging Europe, Middle East, Africa (EMEA) (retail class) ranked below its competitive median for the period and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

AEME-UANN-1209
1.861988.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Emerging Europe,
Middle East, Africa (EMEA)
Fund - Institutional Class

Annual Report

October 31, 2009

Institutional Class is a
class of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
Institutional Class	54.15%	-18.85%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Europe, Middle East, Africa (EMEA) Fund - Institutional Class on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East, and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' moods shifted from despair early in the period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% during the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil. Asian stocks also performed extremely well, returning almost 67%. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Institutional Class shares returned 54.15%, outperforming the MSCI EM Europe, Middle East and Africa Index, which advanced 47.57%. Stock picks in materials, telecommunication services, energy, food/staples retailing and banks contributed the most. Market positioning in materials, energy and consumer staples also aided returns, while positioning in financials and telecommunication services reduced the benefit of good stock picking in those sectors. Regionally, favorable stock picks in Russia and underweighting the country added the most, followed by security selection in the United Kingdom and Grand Cayman - not in the benchmark - and Egypt. Underweighting the lagging Polish market, and the associated favorable currency impact, also boosted results. Top performers included two Russian firms: gold producer Polymetal and government-owned bank Sberbank. On the downside, holding a modest cash position in a strong market was the biggest detractor. Additionally, solid stock selection in consumer discretionary was more than offset by underweighting this category. Stock picks and an overweighting in the utilities sector also dampened returns, as did overweighting the capital goods industry. On a regional basis, security selection in South Africa detracted but was somewhat offset by overweighting this market and from positive currency effects. Leading detractors included media firm Naspers and gold producer AngloGold Ashanti, both based in South Africa. Some stocks mentioned in this update were not held at period end.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa Markets. As of October 31, 2009, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,312.80	$ 8.74
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,311.00	$ 10.19
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,307.40	$ 13.09
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,307.40	$ 13.09
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Emerging Europe, Middle East, Africa (EMEA)	1.25%
Actual		$ 1,000.00	$ 1,314.10	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,314.10	$ 7.29
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
South Africa 40.0%
Russia 24.6%
Israel 13.8%
Egypt 4.0%
Czech Republic 3.7%
Nigeria 3.4%
United States of America * 3.1%
Canada 1.4%
Kenya 1.3%
Other 4.7%

As of April 30, 2009
South Africa 34.5%
Russia 27.3%
United States of America * 10.3%
Israel 6.7%
Egypt 4.3%
Czech Republic 4.3%
Nigeria 2.5%
Turkey 2.4%
Canada 1.9%
Other 5.8%

* Includes short-term investments and net other assets.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.9	90.0
Short-Term Investments and Net Other Assets	3.1	10.0
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	10.3	11.8
Teva Pharmaceutical Industries Ltd. (Israel, Pharmaceuticals)	8.4	5.9
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.7	8.3
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	4.7	6.2
Lukoil Oil Co. (Russia, Oil, Gas & Consumable Fuels)	4.7	6.5
Harmony Gold Mining Co. Ltd. (South Africa, Metals & Mining)	3.5	3.1
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	3.0	4.0
Raubex Group Ltd. (South Africa, Construction & Engineering)	3.0	3.1
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	2.8	1.9
Ceske Energeticke Zavody AS (Czech Republic, Electric Utilities)	2.3	3.2
	50.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	20.7	27.5
Telecommunication Services	18.0	14.1
Financials	14.4	7.9
Materials	12.4	15.8
Health Care	9.2	6.2
Industrials	7.8	5.7
Consumer Staples	6.5	6.2
Consumer Discretionary	3.8	1.4
Utilities	2.3	3.2
Information Technology	0.4	0.5

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Czech Republic - 3.7%
Ceske Energeticke Zavody AS	55,550	$ 2,769,328
Telefonica O2 Czech Republic AS	69,313	1,639,609
TOTAL CZECH REPUBLIC		4,408,937
Egypt - 4.0%
EFG-Hermes Holding SAE	63,000	371,462
Egyptian Co. for Mobile Services (MobiNil)	68,739	2,649,460
Orascom Construction Industries SAE	19,180	911,164
Telecom Egypt SAE	247,400	804,174
TOTAL EGYPT		4,736,260
Israel - 13.8%
Bezeq Israeli Telecommunication Corp. Ltd.	921,600	2,062,047
Cellcom Israel Ltd.	11,100	331,736
Elbit Systems Ltd.	10,300	625,805
Mizrahi Tefahot Bank Ltd. (a)	171,400	1,406,172
Partner Communications Co. Ltd.	17,065	325,004
Partner Communications Co. Ltd. ADR	20,000	377,000
Shufersal Ltd.	259,100	1,225,018
Teva Pharmaceutical Industries Ltd.	162,100	8,074,236
Teva Pharmaceutical Industries Ltd. sponsored ADR	36,900	1,862,712
TOTAL ISRAEL		16,289,730
Kenya - 1.3%
British American Tobacco Kenya Ltd.	129,300	300,898
East African Breweries Ltd.	455,686	866,531
Safaricom Ltd.	7,138,032	379,683
TOTAL KENYA		1,547,112
Kuwait - 0.1%
Mobile Telecommunication Co. (a)	30,000	121,683
Morocco - 0.2%
Maroc Telecom	10,000	189,683
Nigeria - 3.4%
Guaranty Trust Bank PLC GDR (Reg. S)	415,071	2,573,440
Nigerian Breweries PLC	840,336	303,501
United Bank for Africa PLC	3,059,341	241,260
Zenith Bank PLC	8,809,693	840,686
TOTAL NIGERIA		3,958,887
Common Stocks - continued
	Shares	Value
Oman - 1.0%
BankMuscat SAOG	300,961	$ 711,344
National Bank of Oman (a)	590,000	501,104
TOTAL OMAN		1,212,448
Poland - 0.6%
Bank Handlowy w Warszawie SA (a)	33,500	741,099
Qatar - 1.0%
Qatar National Bank SAQ	29,195	1,237,120
Russia - 24.6%
Comstar United TeleSystems OJSC GDR (Reg. S)	494,000	2,563,860
Lukoil Oil Co. sponsored ADR	94,895	5,541,868
OAO Gazprom	2,019,600	12,051,590
OAO Gazprom sponsored ADR (Reg. S)	3,200	77,280
OAO NOVATEK	52,700	245,819
OAO NOVATEK GDR	18,300	924,150
Polymetal JSC (a)	81,200	709,672
Polymetal JSC GDR (Reg. S) (a)	224,250	1,980,128
Sberbank (Savings Bank of the Russian Federation)	1,619,700	3,589,018
Sibirtelecom OJSC (a)	4,000,000	137,480
Uralkali JSC GDR (Reg. S)	35,500	802,655
VolgaTelecom sponsored ADR	40,000	170,000
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	3,700	250,046
TOTAL RUSSIA		29,043,566
South Africa - 40.0%
Africa Cellular Towers Ltd. (a)	5,139,900	427,640
African Rainbow Minerals Ltd.	13,600	266,168
AngloGold Ashanti Ltd.	27,500	1,020,448
Aspen Pharmacare Holdings Ltd.	116,800	989,716
Austro Group Ltd.	1,748,600	123,101
Aveng Ltd.	287,000	1,533,728
Barnard Jacobs Mellet Holdings Ltd.	18,372	8,466
Bell Equipment Ltd. (a)	179,228	250,059
Bidvest Group Ltd.	20,000	314,854
Buildworks Group Ltd. (a)	1,900,600	121,638
Cashbuild Ltd.	166,400	1,486,897
Clicks Group Ltd.	600,105	1,897,292
DRDGOLD Ltd.	2,433,254	1,445,158
Exxaro Resources Ltd.	168,900	1,913,299
FirstRand Ltd.	979,400	2,230,211
Gold Fields Ltd.	140,100	1,791,870
Harmony Gold Mining Co. Ltd.	408,100	4,086,298
Common Stocks - continued
	Shares	Value
South Africa - continued
Illovo Sugar Ltd.	255,703	$ 1,161,914
Mr. Price Group Ltd.	131,100	602,431
MTN Group Ltd.	603,450	9,075,888
Murray & Roberts Holdings Ltd.	122,900	886,925
Paracon Holdings Ltd.	2,528,328	517,802
Raubex Group Ltd.	1,117,100	3,503,226
Sanlam Ltd.	504,700	1,392,164
Sasol Ltd.	147,900	5,599,849
Shoprite Holdings Ltd.	409,600	3,355,443
Wilson Bayly Holmes-Ovcon Ltd.	68,400	998,093
Woolworths Holdings Ltd.	110,265	246,852
TOTAL SOUTH AFRICA		47,247,430
United Arab Emirates - 1.1%
Dubai Financial Market PJSC	1,166,594	743,225
National Bank of Abu Dhabi PJSC (a)	161,982	593,163
TOTAL UNITED ARAB EMIRATES		1,336,388
United Kingdom - 0.2%
Coffeeheaven International PLC (a)	701,200	227,368
Zambia - 0.5%
Celtel Zambia Ltd.	2,995,780	329,633
Zambeef Products PLC	276,114	238,286
TOTAL ZAMBIA		567,919
TOTAL COMMON STOCKS (Cost $117,036,435)		112,865,630
Investment Companies - 1.4%

Canada - 1.4%
Horizons BetaPro COMEX Gold Bullion Bull Plus ETF (a) (Cost $1,332,087)	87,000	1,657,487
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.20% (b) (Cost $4,182,066)	4,182,066	$ 4,182,066
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $122,550,588)		118,705,183
NET OTHER ASSETS - (0.4)%		(494,017)
NET ASSETS - 100%		$ 118,211,166
Legend
(a) Non-income producing

(b) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,168
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
South Africa	$ 47,247,430	$ 41,369,262	$ 5,878,168	$ -
Russia	29,043,566	12,309,987	16,733,579	-
Israel	16,289,730	16,289,730	-	-
Egypt	4,736,260	4,736,260	-	-
Czech Republic	4,408,937	4,408,937	-	-
Nigeria	3,958,887	3,958,887	-	-
Kenya	1,547,112	1,547,112	-	-
United Arab Emirates	1,336,388	1,336,388	-	-
Qatar	1,237,120	1,237,120	-	-
Other	3,060,200	3,060,200	-	-
Investment Companies	1,657,487	1,657,487	-	-
Money Market Funds	4,182,066	4,182,066	-	-
Total Investments in Securities:	$ 118,705,183	$ 96,093,436	$ 22,611,747	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $10,577,811 of which $9,997,975 and $579,836 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $118,368,522)	$ 114,523,117
Fidelity Central Funds (cost $4,182,066)	4,182,066
Total Investments (cost $122,550,588)		$ 118,705,183
Foreign currency held at value (cost $123,733)		123,733
Receivable for investments sold		1,896,682
Receivable for fund shares sold		357,705
Dividends receivable		82,501
Distributions receivable from Fidelity Central Funds		740
Prepaid expenses		690
Receivable from investment adviser for expense reductions		6,470
Other receivables		40,450
Total assets		121,214,154

Liabilities
Payable for investments purchased	$ 1,574,865
Payable for fund shares redeemed	1,225,997
Accrued management fee	82,391
Distribution fees payable	4,557
Other affiliated payables	37,092
Other payables and accrued expenses	78,086
Total liabilities		3,002,988

Net Assets		$ 118,211,166
Net Assets consist of:
Paid in capital		$ 133,029,518
Undistributed net investment income		679,815
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,655,542)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,842,625)
Net Assets		$ 118,211,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,816,757 ÷ 663,219 shares)	$ 7.26

Maximum offering price per share (100/94.25 of $7.26)	$ 7.70
Class T: Net Asset Value and redemption price per share ($1,559,771 ÷ 215,051 shares)	$ 7.25

Maximum offering price per share (100/96.50 of $7.25)	$ 7.51
Class B: Net Asset Value and offering price per share ($782,030 ÷ 108,227 shares)A	$ 7.23

Class C: Net Asset Value and offering price per share ($2,676,692 ÷ 370,435 shares)A	$ 7.23

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($104,140,952 ÷ 14,310,189 shares)	$ 7.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,234,964 ÷ 581,955 shares)	$ 7.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 1,679,600
Interest		7
Income from Fidelity Central Funds		22,168
		1,701,775
Less foreign taxes withheld		(126,451)
Total income		1,575,324

Expenses
Management fee	$ 565,916
Transfer agent fees	224,635
Distribution fees	31,871
Accounting fees and expenses	36,072
Custodian fees and expenses	134,993
Independent trustees' compensation	434
Registration fees	117,319
Audit	55,980
Legal	109
Miscellaneous	852
Total expenses before reductions	1,168,181
Expense reductions	(330,150)	838,031
Net investment income (loss)		737,293
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,357,912)
Foreign currency transactions	(28,135)
Total net realized gain (loss)		(1,386,047)
Change in net unrealized appreciation (depreciation) on: Investment securities	27,527,972
Assets and liabilities in foreign currencies	4,535
Total change in net unrealized appreciation (depreciation)		27,532,507
Net gain (loss)		26,146,460
Net increase (decrease) in net assets resulting from operations		$ 26,883,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	For the period May 8, 2008 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 737,293	$ 351,784
Net realized gain (loss)	(1,386,047)	(10,405,654)
Change in net unrealized appreciation (depreciation)	27,532,507	(31,375,132)
Net increase (decrease) in net assets resulting from operations	26,883,753	(41,429,002)
Distributions to shareholders from net investment income	(273,102)	-
Share transactions - net increase (decrease)	53,100,517	79,670,886
Redemption fees	105,938	152,176
Total increase (decrease) in net assets	79,817,106	38,394,060

Net Assets
Beginning of period	38,394,060	-
End of period (including undistributed net investment income of $679,815 and undistributed net investment income of $215,625, respectively)	$ 118,211,166	$ 38,394,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.04
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.53	(5.27)
Distributions from net investment income	(.03)	-
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.26	$ 4.75
Total Return B, C, D	53.78%	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.87%	2.50% A
Expenses net of fee waivers, if any	1.50%	1.50% A
Expenses net of all reductions	1.39%	1.23% A
Net investment income (loss)	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,817	$ 1,368
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.04
Net realized and unrealized gain (loss)	2.47	(5.31)
Total from investment operations	2.51	(5.27)
Distributions from net investment income	(.02)	-
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.25	$ 4.75
Total Return B, C, D	53.20%	(52.50)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.15%	2.78% A
Expenses net of fee waivers, if any	1.75%	1.75% A
Expenses net of all reductions	1.64%	1.49% A
Net investment income (loss)	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,560	$ 568
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.02
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.49	(5.29)
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.23	$ 4.73
Total Return B, C, D	52.85%	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.68%	3.32% A
Expenses net of fee waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.14%	1.99% A
Net investment income (loss)	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 782	$ 487
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.02
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.49	(5.29)
Redemption fees added to paid in capital E	.01	.02
Net asset value, end of period	$ 7.23	$ 4.73
Total Return B, C, D	52.85%	(52.70)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.61%	3.28% A
Expenses net of fee waivers, if any	2.25%	2.25% A
Expenses net of all reductions	2.14%	1.99% A
Net investment income (loss)	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,677	$ 741
Portfolio turnover rate G	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.05
Net realized and unrealized gain (loss)	2.48	(5.31)
Total from investment operations	2.55	(5.26)
Distributions from net investment income	(.04)	-
Redemption fees added to paid in capital D	.01	.02
Net asset value, end of period	$ 7.28	$ 4.76
Total Return B, C	54.15%	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.61%	2.19% A
Expenses net of fee waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.14%	.98% A
Net investment income (loss)	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,141	$ 32,535
Portfolio turnover rate F	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.05
Net realized and unrealized gain (loss)	2.49	(5.31)
Total from investment operations	2.55	(5.26)
Distributions from net investment income	(.04)	-
Redemption fees added to paid in capital D	.01	.02
Net asset value, end of period	$ 7.28	$ 4.76
Total Return B, C	54.15%	(52.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.60%	2.12% A
Expenses net of fee waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.14%	.98% A
Net investment income (loss)	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,235	$ 2,695
Portfolio turnover rate F	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,568,015
Gross unrealized depreciation	(17,853,110)
Net unrealized appreciation (depreciation)	$ (5,285,095)

Tax Cost	$ 123,990,278

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,041,774
Capital loss carryforward	$ (10,577,811)
Net unrealized appreciation (depreciation)	$ (5,282,315)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 273,102	$ -

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $89,623,702 and $38,169,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 6,360	$ 1,192
Class T	.25%	.25%	4,798	2,056
Class B	.75%	.25%	6,409	5,851
Class C	.75%	.25%	14,304	8,800
			$ 31,871	$ 17,899

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,074
Class T	938
Class B*	376
Class C*	241
$ 9,629

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 8,364.32
Class T	3,249.34
Class B	2,098.33
Class C	4,761.33
Emerging Europe, Middle East, Africa (EMEA)	199,026.32
Institutional Class	7,137.22
	$ 224,635

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $93 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $259 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 9,750
Class T	1.75%	3,891
Class B	2.25%	2,807
Class C	2.25%	5,290
Emerging Europe, Middle East, Africa (EMEA)	1.25%	223,808
Institutional Class	1.25%	11,331
		$ 256,877

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $72,620 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $653.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008 A
From net investment income
Class A	$ 8,761	$ -
Class T	2,185	-
Emerging Europe, Middle East, Africa (EMEA)	241,410	-
Institutional Class	20,746	-
Total	$ 273,102	$ -

A For the period May 8, 2008 (commencement of operations) to October 31, 2008.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Class A
Shares sold	571,278	344,487	$ 3,669,041	$ 3,038,678
Reinvestment of distributions	1,833	-	8,321	-
Shares redeemed	(197,844)	(56,535)	(1,251,307)	(363,899)
Net increase (decrease)	375,267	287,952	$ 2,426,055	$ 2,674,779
Class T
Shares sold	178,308	130,067	$ 1,129,813	$ 1,228,022
Reinvestment of distributions	481	-	2,182	-
Shares redeemed	(83,315)	(10,490)	(541,782)	(50,821)
Net increase (decrease)	95,474	119,577	$ 590,213	$ 1,177,201
Class B
Shares sold	55,038	115,650	$ 326,654	$ 1,098,908
Reinvestment of distributions	-	-	-	-
Shares redeemed	(49,759)	(12,702)	(303,402)	(76,194)
Net increase (decrease)	5,279	102,948	$ 23,252	$ 1,022,714
Class C
Shares sold	342,231	174,986	$ 2,213,144	$ 1,629,690
Reinvestment of distributions	-	-	-	-
Shares redeemed	(128,292)	(18,490)	(825,454)	(109,269)
Net increase (decrease)	213,939	156,496	$ 1,387,690	$ 1,520,421

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	13,077,282	10,218,704	$ 83,717,275	$ 92,385,312
Reinvestment of distributions	50,835	-	230,791	-
Shares redeemed	(5,656,005)	(3,380,627)	(35,458,373)	(23,437,711)
Net increase (decrease)	7,472,112	6,838,077	$ 48,489,693	$ 68,947,601
Institutional Class
Shares sold	182,348	598,356	$ 1,155,556	$ 4,518,354
Reinvestment of distributions	1,053	-	4,781	-
Shares redeemed	(167,948)	(31,854)	(976,723)	(190,184)
Net increase (decrease)	15,453	566,502	$ 183,614	$ 4,328,170

A For the period May 8, 2008 (commencement of operations) to October 31, 2008.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended and for the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa, (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/14/09	12/11/09	$0.054	$0.024

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/15/2008	$0.027	$0.0026

Institutional Class designates 100% of the dividends distributed in December, 2008, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and, if a meaningful peer group exists, a peer group of mutual funds.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity Emerging Europe, Middle East, Africa (EMEA) (retail class) ranked below its competitive median for the period and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

AEMEI-UANN-1209
1.861980.101

Fidelity®
Global Commodity Stock
Fund

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Global Commodity Stock's cumulative total return and show you what would have happened if Global Commodity Stock shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity® Global Commodity Stock Fund: From inception on March 25, 2009, through October 31, 2009, the fund's Retail Class shares rose 33.10%, versus 34.30% for the MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index and 38.16% for the broader MSCI ACWI (All Country World Index) Index. A sizable cash position hurt the most versus the Commodity Producers index. Subpar results from our agricultural holdings also detracted, as did underexposure to strong-performing diversified metals and mining stocks. On a geographic basis, we had weak stock picking in the U.K. and too little exposure to Australian-dollar-denominated stocks. Among the biggest laggards were Australia-based BHP Billiton Ltd. and the U.K.'s Rio Tinto - major miners in the index that we underweighted - along with underweightings in International Paper and Teck Resources, Canada's largest base-metals producer. Conversely, stock selection in energy and, on a country basis, in the U.S. lifted performance. Top contributors were an underweighting in energy giant Exxon Mobil and out-of-index stakes in packaging company Temple-Inland and thermal coal producer Massey Energy. On an absolute basis, the fund's foreign holdings were bolstered by a weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,255.00	$ 8.53
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,253.10	$ 9.94
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,249.50	$ 12.76
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,249.50	$ 12.76
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Global Commodity Stock	1.25%
Actual		$ 1,000.00	$ 1,256.80	$ 7.11
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,256.80	$ 7.11
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	5.2	4.6
Exxon Mobil Corp.	3.4	3.6
Chevron Corp.	2.9	1.9
BHP Billiton PLC	2.8	4.7
Syngenta AG (Switzerland)	2.7	2.4
Royal Dutch Shell PLC Class A (United Kingdom)	2.6	1.9
Rio Tinto PLC (Reg.)	2.5	2.3
Bunge Ltd.	2.3	1.0
The Mosaic Co.	2.2	1.4
Vale SA (PN-A) sponsored ADR	2.2	0.0
	28.8
Top Industries (% of fund's net assets)
As of October 31, 2009
Oil, Gas & Consumable Fuels 30.4%
Metals & Mining 27.8%
Chemicals 19.0%
Food Products 6.5%
Paper & Forest Products 4.7%
All Others* 11.6%

As of April 30, 2009
Metals & Mining 30.5%
Oil, Gas & Consumable Fuels 27.8%
Chemicals 16.4%
Paper & Forest Products 4.8%
Food Products 3.9%
All Others* 16.6%

* Includes short-term investments and net other assets.

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
BUILDING PRODUCTS - 0.2%
Building Products - 0.2%
USG Corp. (a)	24,400	$ 320,616
CHEMICALS - 19.0%
Diversified Chemicals - 0.6%
Dow Chemical Co.	30,000	704,400
FMC Corp.	9,000	459,900
		1,164,300
Fertilizers & Agricultural Chemicals - 18.2%
Agrium, Inc.	35,600	1,654,988
CF Industries Holdings, Inc.	7,472	622,044
China BlueChemical Ltd. (H shares)	596,000	317,108
Coromandel International Ltd.	22,597	103,535
Fertilizantes Fosfatados SA (PN) (a)	104,600	1,009,653
Fertilizantes Heringer SA (a)	30,500	173,177
Incitec Pivot Ltd.	387,271	903,078
Intrepid Potash, Inc. (a)	24,700	636,272
Israel Chemicals Ltd.	55,000	654,858
K&S AG	20,507	1,121,984
Monsanto Co.	152,700	10,258,380
Nufarm Ltd.	33,525	342,564
Potash Corp. of Saskatchewan, Inc.	41,200	3,839,398
Sinofert Holdings Ltd.	1,804,000	892,837
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	8,500	312,375
Syngenta AG (Switzerland)	22,392	5,300,972
Taiwan Fertilizer Co. Ltd.	189,000	584,555
Terra Industries, Inc.	22,400	711,648
The Mosaic Co.	91,500	4,275,795
United Phosphorous Ltd.	62,406	188,501
Uralkali JSC GDR (Reg. S)	20,000	452,200
Yara International ASA	46,400	1,544,479
		35,900,401
Specialty Chemicals - 0.2%
Innophos Holdings, Inc.	1,600	30,960
Johnson Matthey PLC	13,350	309,483
		340,443
TOTAL CHEMICALS		37,405,144
Common Stocks - continued
	Shares	Value
CONSTRUCTION MATERIALS - 0.4%
Construction Materials - 0.4%
Cemex SA de CV sponsored ADR	6,500	$ 67,470
HeidelbergCement AG	1,312	78,636
Martin Marietta Materials, Inc.	2,900	241,628
Vulcan Materials Co.	6,700	308,401
		696,135
CONTAINERS & PACKAGING - 0.2%
Paper Packaging - 0.2%
Cascades, Inc.	2,100	13,575
Packaging Corp. of America	6,200	113,336
Rock-Tenn Co. Class A	300	13,140
Temple-Inland, Inc.	21,700	335,265
		475,316
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
First Solar, Inc. (a)	560	68,281
Renewable Energy Corp. AS (a)	39,813	239,041
SunPower Corp. Class B (a)	11,800	255,588
		562,910
ENERGY EQUIPMENT & SERVICES - 3.3%
Oil & Gas Drilling - 1.7%
ENSCO International, Inc.	15,500	709,745
Helmerich & Payne, Inc.	3,300	125,466
Nabors Industries Ltd. (a)	20,200	420,766
Noble Corp.	6,400	260,736
Northern Offshore Ltd. (a)	351,500	552,470
Pride International, Inc. (a)	16,300	481,828
Seadrill Ltd. (a)	19,900	415,648
Transocean Ltd. (a)	3,500	293,685
		3,260,344
Oil & Gas Equipment & Services - 1.6%
Aker Solutions ASA	1,400	16,895
BJ Services Co.	800	15,360
Halliburton Co.	6,100	178,181
National Oilwell Varco, Inc. (a)	8,600	352,514
Saipem SpA	4,956	146,881
Schlumberger Ltd.	11,400	709,080
Smith International, Inc.	18,000	499,140
Tenaris SA sponsored ADR	3,100	110,422
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
Weatherford International Ltd. (a)	50,000	$ 876,500
Wellstream Holdings PLC	31,400	263,949
		3,168,922
TOTAL ENERGY EQUIPMENT & SERVICES		6,429,266
FOOD PRODUCTS - 6.5%
Agricultural Products - 5.9%
Archer Daniels Midland Co.	109,400	3,295,128
Bunge Ltd.	80,600	4,599,036
Corn Products International, Inc.	59,400	1,673,892
Golden Agri-Resources Ltd. (a)	1,565,000	470,873
IOI Corp. Bhd	378,100	586,247
PPB Group Bhd	37,900	167,370
Viterra, Inc. (a)	57,100	543,132
Wilmar International Ltd.	91,000	401,115
		11,736,793
Packaged Foods & Meats - 0.6%
China Yurun Food Group Ltd.	53,000	108,934
Cosan Ltd. Class A (a)	30,600	203,796
MHP SA GDR (Reg. S) (a)	2,500	31,000
Smithfield Foods, Inc. (a)	59,000	787,060
		1,130,790
TOTAL FOOD PRODUCTS		12,867,583
GAS UTILITIES - 0.0%
Gas Utilities - 0.0%
China Resources Gas Group Ltd.	68,000	65,806
INDUSTRIAL CONGLOMERATES - 0.3%
Industrial Conglomerates - 0.3%
Keppel Corp. Ltd.	44,000	252,809
SembCorp Industries Ltd.	164,000	386,307
		639,116
MACHINERY - 0.9%
Construction & Farm Machinery & Heavy Trucks - 0.8%
AGCO Corp. (a)	24,100	677,451
Cummins, Inc.	11,700	503,802
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction & Farm Machinery & Heavy Trucks - continued
Deere & Co.	4,100	$ 186,755
Jain Irrigation Systems Ltd.	12,124	195,978
		1,563,986
Industrial Machinery - 0.1%
Vallourec SA	900	142,637
TOTAL MACHINERY		1,706,623
METALS & MINING - 27.8%
Aluminum - 0.3%
Alcoa, Inc.	32,700	406,134
Aluminum Corp. of China Ltd. (H Shares)	78,000	84,973
Norsk Hydro ASA (a)	21,420	141,214
		632,321
Diversified Metals & Mining - 12.7%
African Rainbow Minerals Ltd.	11,500	225,069
Anglo American PLC (United Kingdom) (a)	82,451	2,998,402
Antofagasta PLC	8,600	108,932
BHP Billiton PLC	202,566	5,465,835
Eramet SA	322	100,904
Eurasian Natural Resources Corp. PLC	8,000	109,475
Exxaro Resources Ltd.	25,600	289,997
First Quantum Minerals Ltd.	8,200	560,525
Freeport-McMoRan Copper & Gold, Inc.	17,300	1,269,128
Grupo Mexico SA de CV Series B	76,582	153,702
HudBay Minerals, Inc. (a)	4,300	55,634
Ivanhoe Mines Ltd. (a)	14,900	160,441
Kazakhmys PLC	8,200	146,609
MacArthur Coal Ltd.	1,565	11,719
Mitsubishi Materials Corp.	356,000	938,786
Noront Resources Ltd. (a)	30,000	45,159
OJSC MMC Norilsk Nickel sponsored ADR (a)	31,300	401,266
OSAKA Titanium technologies Co. Ltd.	3,200	84,837
Rio Tinto PLC (Reg.)	112,387	4,970,270
Sumitomo Metal Mining Co. Ltd.	10,000	158,155
Teck Resources Ltd. Class B (sub. vtg.) (a)	25,300	733,872
Thompson Creek Metals Co., Inc. (a)	10,700	108,003
Vale SA (PN-A) sponsored ADR	184,600	4,264,260
Vedanta Resources PLC	3,700	127,143
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Diversified Metals & Mining - continued
Walter Energy, Inc.	200	$ 11,700
Xstrata PLC	108,091	1,566,118
		25,065,941
Gold - 6.4%
Agnico-Eagle Mines Ltd.:
(Canada)	7,900	420,224
(United States)	100	5,353
Andean Resources Ltd. (a)	53,697	105,424
AngloGold Ashanti Ltd. sponsored ADR	38,100	1,430,274
Barrick Gold Corp.	62,200	2,237,902
Eldorado Gold Corp. (a)	19,100	212,722
Franco-Nevada Corp.	7,500	186,314
Gammon Gold, Inc. (a)	1,900	15,423
Gold Fields Ltd. sponsored ADR	25,400	323,850
Goldcorp, Inc.	39,700	1,458,435
Harmony Gold Mining Co. Ltd. sponsored ADR	39,600	394,416
IAMGOLD Corp.	11,000	145,773
Kinross Gold Corp.	11,300	209,752
Lihir Gold Ltd.	340,243	930,312
Newcrest Mining Ltd.	49,296	1,416,531
Newmont Mining Corp.	27,400	1,190,804
Polyus Gold OJSC sponsored ADR (a)	5,600	149,352
Randgold Resources Ltd. sponsored ADR	5,400	360,234
Royal Gold, Inc.	3,300	145,761
Seabridge Gold, Inc. (a)	12,000	240,960
Simmer & Jack Mines Ltd. (a)	588,700	154,475
Sino Gold Mining Ltd. (a)	51,006	299,326
Ventana Gold Corp. (a)	2,000	16,567
Yamana Gold, Inc.	28,300	300,027
Zijin Mining Group Co. Ltd. (H Shares)	322,000	311,684
		12,661,895
Precious Metals & Minerals - 1.0%
Anglo Platinum Ltd. (a)	3,400	297,694
Aquarius Platinum Ltd. (United Kingdom)	68,866	294,758
Compania de Minas Buenaventura SA sponsored ADR	3,400	114,138
Impala Platinum Holdings Ltd.	22,700	506,446
Lonmin PLC (a)	5,122	123,028
Mvelaphanda Resources Ltd. (a)	18,573	95,094
Northam Platinum Ltd.	20,900	99,250
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Pan American Silver Corp. (a)	8,600	$ 179,912
Silver Standard Resources, Inc. (a)	12,900	239,682
		1,950,002
Steel - 7.4%
Acerinox SA	4,400	87,766
Allegheny Technologies, Inc.	4,000	123,440
ArcelorMittal SA (NY Shares) Class A	65,100	2,214,702
BlueScope Steel Ltd.	312,356	827,518
China Steel Corp.	455,739	403,112
Cliffs Natural Resources, Inc.	3,400	120,938
Commercial Metals Co.	5,400	80,136
Companhia Siderurgica Nacional SA (CSN)	11,000	363,440
Fortescue Metals Group Ltd. (a)	99,307	332,394
Gerdau SA sponsored ADR	26,300	397,130
Hyundai Steel Co.	1,700	107,599
JFE Holdings, Inc.	47,200	1,537,616
JSW Steel Ltd.	14,131	224,085
Kobe Steel Ltd.	51,000	92,687
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)	180,000	108,361
Nippon Steel Corp.	163,000	621,884
Nisshin Steel Co. Ltd.	52,000	86,785
Novolipetsk Steel Ojsc	4,500	117,900
Nucor Corp.	21,800	868,730
OneSteel Ltd.	158,832	431,078
Outokumpu Oyj (A Shares)	6,463	107,375
POSCO	2,198	907,573
Salzgitter AG	2,002	180,416
Sims Metal Management Ltd.	7,466	131,584
SSAB Svenskt Stal AB (B Shares)	7,800	109,058
Steel Dynamics, Inc.	70,800	948,012
Sumitomo Metal Industries Ltd.	644,000	1,645,375
Tata Steel Ltd.	36,806	364,081
Thyssenkrupp AG	7,700	248,147
Tokyo Steel Manufacturing Co. Ltd.	6,500	85,138
United States Steel Corp.	3,500	120,715
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	6,100	159,323
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Voestalpine AG	8,900	$ 305,810
Yamato Kogyo Co. Ltd.	1,200	36,014
		14,495,922
TOTAL METALS & MINING		54,806,081
OIL, GAS & CONSUMABLE FUELS - 30.4%
Coal & Consumable Fuels - 1.6%
Alpha Natural Resources, Inc. (a)	9,105	309,297
Arch Coal, Inc.	28,700	621,642
Cameco Corp.	3,300	91,913
Centennial Coal Co. Ltd.	39,107	109,183
China Shenhua Energy Co. Ltd. (H Shares)	24,000	107,669
CONSOL Energy, Inc.	14,100	603,621
Energy Resources of Australia Ltd.	6,710	138,532
Massey Energy Co.	14,700	427,623
Paladin Energy Ltd. (a)	128,429	464,490
Peabody Energy Corp.	6,200	245,458
PT Bumi Resources Tbk	41,500	9,991
		3,129,419
Integrated Oil & Gas - 22.8%
BG Group PLC	119,884	2,076,510
BP PLC	452,200	4,238,646
Chevron Corp.	73,500	5,625,690
China Petroleum & Chemical Corp. (H Shares)	1,028,000	871,841
ConocoPhillips	23,500	1,179,230
ENI SpA	41,027	1,016,038
Exxon Mobil Corp.	94,400	6,765,648
Hess Corp.	5,600	306,544
Husky Energy, Inc.	4,400	115,806
Imperial Oil Ltd.	8,300	311,964
Lukoil Oil Co. sponsored ADR	13,700	783,777
Marathon Oil Corp.	58,400	1,867,048
Murphy Oil Corp.	200	12,228
OAO Gazprom sponsored ADR	52,200	1,233,486
Occidental Petroleum Corp.	51,600	3,915,408
OJSC Oil Company Rosneft GDR (Reg. S) (a)	21,800	166,770
OMV AG	1,300	53,775
Origin Energy Ltd.	50,387	722,253
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	74,700	$ 2,996,964
Repsol YPF SA	4,848	129,051
Royal Dutch Shell PLC Class A (United Kingdom)	171,250	5,080,530
Sasol Ltd.	11,700	442,990
StatoilHydro ASA	11,700	277,681
Suncor Energy, Inc.	49,732	1,649,696
Surgutneftegaz JSC sponsored ADR	20,630	179,275
Total SA Series B	49,749	2,976,794
		44,995,643
Oil & Gas Exploration & Production - 5.5%
Anadarko Petroleum Corp.	14,100	859,113
Apache Corp.	4,600	432,952
Arena Resources, Inc. (a)	2,000	74,520
Berry Petroleum Co. Class A	10,200	258,672
Brigham Exploration Co. (a)	6,100	57,950
Cabot Oil & Gas Corp.	2,000	76,940
Cairn Energy PLC (a)	6,400	277,609
Canadian Natural Resources Ltd.	3,400	220,481
Chesapeake Energy Corp.	25,200	617,400
CNOOC Ltd. sponsored ADR	3,500	521,290
CNPC (Hong Kong) Ltd.	20,000	21,114
Compton Petroleum Corp. (a)	63,300	64,303
Denbury Resources, Inc. (a)	43,800	639,480
Devon Energy Corp.	3,800	245,898
EnCana Corp.	4,700	260,424
EOG Resources, Inc.	2,700	220,482
Inpex Corp.	22	179,669
Japan Petroleum Exploration Co. Ltd.	1,500	74,899
Newfield Exploration Co. (a)	2,500	102,550
Nexen, Inc.	6,900	148,342
Niko Resources Ltd.	2,400	194,154
Noble Energy, Inc.	3,700	242,831
Oil Search Ltd.	26,473	137,253
OPTI Canada, Inc. (a)	111,300	195,290
Pacific Rubiales Energy Corp. (a)	900	10,946
PetroBakken Energy Ltd. Class A	10,548	304,113
Petrobank Energy & Resources Ltd. (a)	10,800	472,154
Petrohawk Energy Corp. (a)	33,600	790,272
Plains Exploration & Production Co. (a)	25,200	667,800
Quicksilver Resources, Inc. (a)	5,200	63,440
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Range Resources Corp.	7,100	$ 355,355
SandRidge Energy, Inc. (a)	11,000	112,530
Santos Ltd.	7,431	99,021
Southwestern Energy Co. (a)	15,700	684,206
Talisman Energy, Inc.	12,400	211,390
Tullow Oil PLC	7,000	136,417
Ultra Petroleum Corp. (a)	4,900	237,895
Woodside Petroleum Ltd.	6,642	278,510
XTO Energy, Inc.	6,300	261,828
		10,809,493
Oil & Gas Refining & Marketing - 0.5%
Frontier Oil Corp.	12,500	173,250
Reliance Industries Ltd.	19,857	804,055
		977,305
TOTAL OIL, GAS & CONSUMABLE FUELS		59,911,860
PAPER & FOREST PRODUCTS - 4.7%
Forest Products - 1.5%
Louisiana-Pacific Corp. (a)	54,600	286,650
Sino-Forest Corp. (a)	28,900	406,471
Weyerhaeuser Co.	64,600	2,347,564
		3,040,685
Paper Products - 3.2%
Holmen AB (B Shares)	3,600	97,152
International Paper Co.	61,400	1,369,834
MeadWestvaco Corp.	8,500	194,055
Nine Dragons Paper (Holdings) Ltd.	142,000	202,941
Nippon Paper Group, Inc.	14,600	387,470
Oji Paper Co. Ltd.	267,000	1,161,985
Sappi Ltd.	86,209	320,560
Schweitzer-Mauduit International, Inc.	1,600	82,640
Stora Enso Oyj (R Shares)	58,500	444,202
Suzano Bahia Sul Papel e Celulose SA	11,000	95,622
Svenska Cellulosa AB (SCA) (B Shares)	29,800	409,457
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - continued
UPM-Kymmene Corp.	82,200	$ 989,464
Votorantim Celulose e Papel SA sponsored ADR (a)	34,389	472,505
		6,227,887
TOTAL PAPER & FOREST PRODUCTS		9,268,572
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Specialized REITs - 0.1%
Plum Creek Timber Co., Inc.	400	12,516
Potlatch Corp.	3,300	92,103
Rayonier, Inc.	2,300	88,734
		193,353
ROAD & RAIL - 0.5%
Railroads - 0.5%
Burlington Northern Santa Fe Corp.	1,300	97,916
Canadian National Railway Co.	2,000	96,597
CSX Corp.	9,100	383,838
Union Pacific Corp.	7,400	408,036
		986,387
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Kloeckner & Co. AG (a)	12,974	285,042
TOTAL COMMON STOCKS (Cost $178,185,000)		186,619,810
Money Market Funds - 7.4%

Fidelity Cash Central Fund, 0.20% (b) (Cost $14,576,439)	14,576,439	14,576,439
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $192,761,439)		201,196,249
NET OTHER ASSETS - (2.1)%		(4,052,532)
NET ASSETS - 100%		$ 197,143,717
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,841
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Staples	$ 12,867,583	$ 11,133,044	$ 1,734,539	$ -
Energy	66,341,126	53,962,117	12,379,009	-
Financials	193,353	193,353	-	-
Industrials	4,500,694	3,665,600	835,094	-
Materials	102,651,248	74,395,134	28,256,114	-
Utilities	65,806	-	-	65,806
Money Market Funds	14,576,439	14,576,439	-	-
Total Investments in Securities:	$ 201,196,249	$ 157,925,687	$ 43,204,756	$ 65,806
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	9,563
Cost of Purchases	56,243
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 65,806
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 9,563

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	40.0%
United Kingdom	14.5%
Canada	9.1%
Brazil	5.1%
Australia	3.6%
Japan	3.4%
Bermuda	3.4%
Switzerland	3.4%
South Africa	2.3%
Russia	1.8%
France	1.6%
Luxembourg	1.2%
China	1.2%
Norway	1.1%
Germany	1.0%
Others (individually less than 1%)	7.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $178,185,000)	$ 186,619,810
Fidelity Central Funds (cost $14,576,439)	14,576,439
Total Investments (cost $192,761,439)		$ 201,196,249
Cash		7
Foreign currency held at value (cost $39)		39
Receivable for investments sold		307,091
Receivable for fund shares sold		1,958,730
Dividends receivable		112,799
Distributions receivable from Fidelity Central Funds		4,217
Prepaid expenses		27,731
Other receivables		4,021
Total assets		203,610,884

Liabilities
Payable for investments purchased	$ 5,611,703
Payable for fund shares redeemed	629,819
Accrued management fee	114,702
Distribution fees payable	10,595
Other affiliated payables	40,444
Other payables and accrued expenses	59,904
Total liabilities		6,467,167

Net Assets		$ 197,143,717
Net Assets consist of:
Paid in capital		$ 187,620,570
Undistributed net investment income		13,431
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,077,739
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,431,977
Net Assets		$ 197,143,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,704,843 ÷ 1,182,039 shares)	$ 13.29

Maximum offering price per share (100/94.25 of $13.29)	$ 14.10
Class T: Net Asset Value and redemption price per share ($4,665,444 ÷ 351,700 shares)	$ 13.27

Maximum offering price per share (100/96.50 of $13.27)	$ 13.75
Class B: Net Asset Value and offering price per share ($2,725,934 ÷ 206,127 shares)A	$ 13.22

Class C: Net Asset Value and offering price per share ($4,798,138 ÷ 362,812 shares)A	$ 13.22

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($159,438,855 ÷ 11,981,480 shares)	$ 13.31

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,810,503 ÷ 737,280 shares)	$ 13.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	For the period March 25, 2009 (commencement of operations) to October 31, 2009

Investment Income
Dividends		$ 772,430
Interest		277
Income from Fidelity Central Funds		19,841
		792,548
Less foreign taxes withheld		(48,265)
Total income		744,283

Expenses
Management fee	$ 388,729
Transfer agent fees	141,018
Distribution fees	39,919
Accounting fees and expenses	28,340
Custodian fees and expenses	108,782
Independent trustees' compensation	240
Registration fees	92,830
Audit	36,764
Legal	43
Miscellaneous	93
Total expenses before reductions	836,758
Expense reductions	(106,991)	729,767
Net investment income (loss)		14,516
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,195,278
Foreign currency transactions	(7,949)
Total net realized gain (loss)		1,187,329
Change in net unrealized appreciation (depreciation) on: Investment securities	8,434,810
Assets and liabilities in foreign currencies	(2,833)
Total change in net unrealized appreciation (depreciation)		8,431,977
Net gain (loss)		9,619,306
Net increase (decrease) in net assets resulting from operations		$ 9,633,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period March 25, 2009 (commencement of operations) to October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,516
Net realized gain (loss)	1,187,329
Change in net unrealized appreciation (depreciation)	8,431,977
Net increase (decrease) in net assets resulting from operations	9,633,822
Share transactions - net increase (decrease)	187,451,591
Redemption fees	58,304
Total increase (decrease) in net assets	197,143,717

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $13,431)	$ 197,143,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.28
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.29
Total Return B, C, D	32.90%
Ratios to Average Net Assets F, I
Expenses before reductions	1.65% A
Expenses net of fee waivers, if any	1.50% A
Expenses net of all reductions	1.48% A
Net investment income (loss)	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,705
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.26
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.27
Total Return B, C, D	32.70%
Ratios to Average Net Assets F, I
Expenses before reductions	2.04% A
Expenses net of fee waivers, if any	1.75% A
Expenses net of all reductions	1.73% A
Net investment income (loss)	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,665
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.28
Total from investment operations	3.21
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.22
Total ReturnB, C, D	32.20%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.66% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	2.23% A
Net investment income (loss)	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,726
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.28
Total from investment operations	3.21
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.22
Total Return B, C, D	32.20%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.53% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	2.23% A
Net investment income (loss)	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,798
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.30
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 13.31
Total Return B, C	33.10%
Ratios to Average Net Assets E, H
Expenses before reductions	1.42% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159,439
Portfolio turnover rate F	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.30
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 13.31
Total Return B, C	33.10%
Ratios to Average Net Assets E, H
Expenses before reductions	1.36% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,811
Portfolio turnover rate F	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Global Commodity Stock, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,483,175
Gross unrealized depreciation	(7,327,415)
Net unrealized appreciation (depreciation)	$ 8,155,760

Tax Cost	$ 193,040,489

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,363,950
Undistributed long-term capital gain	$ 6,270
Net unrealized appreciation (depreciation)	$ 8,152,927

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $190,158,324 and $13,162,724, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 8,677	$ 2,770
Class T	.25%	.25%	6,838	2,856
Class B	.75%	.25%	9,835	8,827
Class C	.75%	.25%	14,569	12,496
			$ 39,919	$ 26,949

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 25,635
Class T	4,154
Class B*	773
Class C*	450
$ 31,012

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 8,520.24
Class T	3,225.23
Class B	2,563.26
Class C	3,573.24
Global Commodity Stock	118,808.26
Institutional Class	4,329.21
	$ 141,018

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,114 for the period.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 5,319
Class T	1.75%	4,075
Class B	2.25%	4,083
Class C	2.25%	4,189
Global Commodity Stock	1.25%	78,030
Institutional Class	1.25%	2,353
		$ 98,049

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,938 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Year ended October 31,	2009 A	2009 A
Class A
Shares sold	1,217,436	$ 15,536,230
Shares redeemed	(35,397)	(440,651)
Net increase (decrease)	1,182,039	$ 15,095,579
Class T
Shares sold	352,496	$ 4,355,249
Shares redeemed	(796)	(10,905)
Net increase (decrease)	351,700	$ 4,344,344
Class B
Shares sold	209,917	$ 2,460,093
Shares redeemed	(3,790)	(51,192)
Net increase (decrease)	206,127	$ 2,408,901

Annual Report

7. Share Transactions - continued

	Shares	Dollars
Year ended October 31,	2009 A	2009 A
Class C
Shares sold	368,806	$ 4,531,477
Shares redeemed	(5,994)	(81,571)
Net increase (decrease)	362,812	$ 4,449,906
Global Commodity Stock
Shares sold	14,544,887	$ 183,653,183
Shares redeemed	(2,563,407)	(31,996,439)
Net increase (decrease)	11,981,480	$ 151,656,744
Institutional Class
Shares sold	773,649	$ 9,932,033
Shares redeemed	(36,369)	(435,916)
Net increase (decrease)	737,280	$ 9,496,117

A For the period March 25, 2009 (commencement of operations) to October 31, 2009.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the period indicated, the changes in its net assets for the period indicated and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from the sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Global Commodity Stock	12/14/09	12/11/09	$0.012	$0.077

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2009, $6,270, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management &
Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

GCS-UANN-1209
1.879379.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Global Commodity Stock
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Global Commodity
Stock Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor Global Commodity Stock Fund - Class A's, Class T's, Class B's, and Class C's cumulative total return and show you what would have happened if Class A, Class T, Class B and Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Commodity Stock Fund - Class A on March 25, 2009, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor Global Commodity Stock Fund: From inception on March 25, 2009, through October 31, 2009, the fund's Class A, Class T, Class B and Class C shares rose 32.90%, 32.70%, 32.20% and 32.20%, respectively (excluding sales charges), versus 34.30% for the MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index and 38.16% for the broader MSCI ACWI (All Country World Index) Index. A sizable cash position hurt the most versus the Commodity Producers index. Subpar results from our agricultural holdings also detracted, as did underexposure to strong-performing diversified metals and mining stocks. On a geographic basis, we had weak stock picking in the U.K. and too little exposure to Australian-dollar-denominated stocks. Among the biggest laggards were Australia-based BHP Billiton Ltd. and the U.K.'s Rio Tinto - major miners in the index that we underweighted - along with underweightings in International Paper and Teck Resources, Canada's largest base-metals producer. Conversely, stock selection in energy and, on a country basis, in the U.S. lifted performance. Top contributors were an underweighting in energy giant Exxon Mobil and out-of-index stakes in packaging company Temple-Inland and thermal coal producer Massey Energy. On an absolute basis, the fund's foreign holdings were bolstered by a weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,255.00	$ 8.53
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,253.10	$ 9.94
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,249.50	$ 12.76
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,249.50	$ 12.76
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Global Commodity Stock	1.25%
Actual		$ 1,000.00	$ 1,256.80	$ 7.11
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,256.80	$ 7.11
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	5.2	4.6
Exxon Mobil Corp.	3.4	3.6
Chevron Corp.	2.9	1.9
BHP Billiton PLC	2.8	4.7
Syngenta AG (Switzerland)	2.7	2.4
Royal Dutch Shell PLC Class A (United Kingdom)	2.6	1.9
Rio Tinto PLC (Reg.)	2.5	2.3
Bunge Ltd.	2.3	1.0
The Mosaic Co.	2.2	1.4
Vale SA (PN-A) sponsored ADR	2.2	0.0
	28.8
Top Industries (% of fund's net assets)
As of October 31, 2009
Oil, Gas & Consumable Fuels 30.4%
Metals & Mining 27.8%
Chemicals 19.0%
Food Products 6.5%
Paper & Forest Products 4.7%
All Others* 11.6%

As of April 30, 2009
Metals & Mining 30.5%
Oil, Gas & Consumable Fuels 27.8%
Chemicals 16.4%
Paper & Forest Products 4.8%
Food Products 3.9%
All Others* 16.6%

* Includes short-term investments and net other assets.

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
BUILDING PRODUCTS - 0.2%
Building Products - 0.2%
USG Corp. (a)	24,400	$ 320,616
CHEMICALS - 19.0%
Diversified Chemicals - 0.6%
Dow Chemical Co.	30,000	704,400
FMC Corp.	9,000	459,900
		1,164,300
Fertilizers & Agricultural Chemicals - 18.2%
Agrium, Inc.	35,600	1,654,988
CF Industries Holdings, Inc.	7,472	622,044
China BlueChemical Ltd. (H shares)	596,000	317,108
Coromandel International Ltd.	22,597	103,535
Fertilizantes Fosfatados SA (PN) (a)	104,600	1,009,653
Fertilizantes Heringer SA (a)	30,500	173,177
Incitec Pivot Ltd.	387,271	903,078
Intrepid Potash, Inc. (a)	24,700	636,272
Israel Chemicals Ltd.	55,000	654,858
K&S AG	20,507	1,121,984
Monsanto Co.	152,700	10,258,380
Nufarm Ltd.	33,525	342,564
Potash Corp. of Saskatchewan, Inc.	41,200	3,839,398
Sinofert Holdings Ltd.	1,804,000	892,837
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	8,500	312,375
Syngenta AG (Switzerland)	22,392	5,300,972
Taiwan Fertilizer Co. Ltd.	189,000	584,555
Terra Industries, Inc.	22,400	711,648
The Mosaic Co.	91,500	4,275,795
United Phosphorous Ltd.	62,406	188,501
Uralkali JSC GDR (Reg. S)	20,000	452,200
Yara International ASA	46,400	1,544,479
		35,900,401
Specialty Chemicals - 0.2%
Innophos Holdings, Inc.	1,600	30,960
Johnson Matthey PLC	13,350	309,483
		340,443
TOTAL CHEMICALS		37,405,144
Common Stocks - continued
	Shares	Value
CONSTRUCTION MATERIALS - 0.4%
Construction Materials - 0.4%
Cemex SA de CV sponsored ADR	6,500	$ 67,470
HeidelbergCement AG	1,312	78,636
Martin Marietta Materials, Inc.	2,900	241,628
Vulcan Materials Co.	6,700	308,401
		696,135
CONTAINERS & PACKAGING - 0.2%
Paper Packaging - 0.2%
Cascades, Inc.	2,100	13,575
Packaging Corp. of America	6,200	113,336
Rock-Tenn Co. Class A	300	13,140
Temple-Inland, Inc.	21,700	335,265
		475,316
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
First Solar, Inc. (a)	560	68,281
Renewable Energy Corp. AS (a)	39,813	239,041
SunPower Corp. Class B (a)	11,800	255,588
		562,910
ENERGY EQUIPMENT & SERVICES - 3.3%
Oil & Gas Drilling - 1.7%
ENSCO International, Inc.	15,500	709,745
Helmerich & Payne, Inc.	3,300	125,466
Nabors Industries Ltd. (a)	20,200	420,766
Noble Corp.	6,400	260,736
Northern Offshore Ltd. (a)	351,500	552,470
Pride International, Inc. (a)	16,300	481,828
Seadrill Ltd. (a)	19,900	415,648
Transocean Ltd. (a)	3,500	293,685
		3,260,344
Oil & Gas Equipment & Services - 1.6%
Aker Solutions ASA	1,400	16,895
BJ Services Co.	800	15,360
Halliburton Co.	6,100	178,181
National Oilwell Varco, Inc. (a)	8,600	352,514
Saipem SpA	4,956	146,881
Schlumberger Ltd.	11,400	709,080
Smith International, Inc.	18,000	499,140
Tenaris SA sponsored ADR	3,100	110,422
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
Weatherford International Ltd. (a)	50,000	$ 876,500
Wellstream Holdings PLC	31,400	263,949
		3,168,922
TOTAL ENERGY EQUIPMENT & SERVICES		6,429,266
FOOD PRODUCTS - 6.5%
Agricultural Products - 5.9%
Archer Daniels Midland Co.	109,400	3,295,128
Bunge Ltd.	80,600	4,599,036
Corn Products International, Inc.	59,400	1,673,892
Golden Agri-Resources Ltd. (a)	1,565,000	470,873
IOI Corp. Bhd	378,100	586,247
PPB Group Bhd	37,900	167,370
Viterra, Inc. (a)	57,100	543,132
Wilmar International Ltd.	91,000	401,115
		11,736,793
Packaged Foods & Meats - 0.6%
China Yurun Food Group Ltd.	53,000	108,934
Cosan Ltd. Class A (a)	30,600	203,796
MHP SA GDR (Reg. S) (a)	2,500	31,000
Smithfield Foods, Inc. (a)	59,000	787,060
		1,130,790
TOTAL FOOD PRODUCTS		12,867,583
GAS UTILITIES - 0.0%
Gas Utilities - 0.0%
China Resources Gas Group Ltd.	68,000	65,806
INDUSTRIAL CONGLOMERATES - 0.3%
Industrial Conglomerates - 0.3%
Keppel Corp. Ltd.	44,000	252,809
SembCorp Industries Ltd.	164,000	386,307
		639,116
MACHINERY - 0.9%
Construction & Farm Machinery & Heavy Trucks - 0.8%
AGCO Corp. (a)	24,100	677,451
Cummins, Inc.	11,700	503,802
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction & Farm Machinery & Heavy Trucks - continued
Deere & Co.	4,100	$ 186,755
Jain Irrigation Systems Ltd.	12,124	195,978
		1,563,986
Industrial Machinery - 0.1%
Vallourec SA	900	142,637
TOTAL MACHINERY		1,706,623
METALS & MINING - 27.8%
Aluminum - 0.3%
Alcoa, Inc.	32,700	406,134
Aluminum Corp. of China Ltd. (H Shares)	78,000	84,973
Norsk Hydro ASA (a)	21,420	141,214
		632,321
Diversified Metals & Mining - 12.7%
African Rainbow Minerals Ltd.	11,500	225,069
Anglo American PLC (United Kingdom) (a)	82,451	2,998,402
Antofagasta PLC	8,600	108,932
BHP Billiton PLC	202,566	5,465,835
Eramet SA	322	100,904
Eurasian Natural Resources Corp. PLC	8,000	109,475
Exxaro Resources Ltd.	25,600	289,997
First Quantum Minerals Ltd.	8,200	560,525
Freeport-McMoRan Copper & Gold, Inc.	17,300	1,269,128
Grupo Mexico SA de CV Series B	76,582	153,702
HudBay Minerals, Inc. (a)	4,300	55,634
Ivanhoe Mines Ltd. (a)	14,900	160,441
Kazakhmys PLC	8,200	146,609
MacArthur Coal Ltd.	1,565	11,719
Mitsubishi Materials Corp.	356,000	938,786
Noront Resources Ltd. (a)	30,000	45,159
OJSC MMC Norilsk Nickel sponsored ADR (a)	31,300	401,266
OSAKA Titanium technologies Co. Ltd.	3,200	84,837
Rio Tinto PLC (Reg.)	112,387	4,970,270
Sumitomo Metal Mining Co. Ltd.	10,000	158,155
Teck Resources Ltd. Class B (sub. vtg.) (a)	25,300	733,872
Thompson Creek Metals Co., Inc. (a)	10,700	108,003
Vale SA (PN-A) sponsored ADR	184,600	4,264,260
Vedanta Resources PLC	3,700	127,143
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Diversified Metals & Mining - continued
Walter Energy, Inc.	200	$ 11,700
Xstrata PLC	108,091	1,566,118
		25,065,941
Gold - 6.4%
Agnico-Eagle Mines Ltd.:
(Canada)	7,900	420,224
(United States)	100	5,353
Andean Resources Ltd. (a)	53,697	105,424
AngloGold Ashanti Ltd. sponsored ADR	38,100	1,430,274
Barrick Gold Corp.	62,200	2,237,902
Eldorado Gold Corp. (a)	19,100	212,722
Franco-Nevada Corp.	7,500	186,314
Gammon Gold, Inc. (a)	1,900	15,423
Gold Fields Ltd. sponsored ADR	25,400	323,850
Goldcorp, Inc.	39,700	1,458,435
Harmony Gold Mining Co. Ltd. sponsored ADR	39,600	394,416
IAMGOLD Corp.	11,000	145,773
Kinross Gold Corp.	11,300	209,752
Lihir Gold Ltd.	340,243	930,312
Newcrest Mining Ltd.	49,296	1,416,531
Newmont Mining Corp.	27,400	1,190,804
Polyus Gold OJSC sponsored ADR (a)	5,600	149,352
Randgold Resources Ltd. sponsored ADR	5,400	360,234
Royal Gold, Inc.	3,300	145,761
Seabridge Gold, Inc. (a)	12,000	240,960
Simmer & Jack Mines Ltd. (a)	588,700	154,475
Sino Gold Mining Ltd. (a)	51,006	299,326
Ventana Gold Corp. (a)	2,000	16,567
Yamana Gold, Inc.	28,300	300,027
Zijin Mining Group Co. Ltd. (H Shares)	322,000	311,684
		12,661,895
Precious Metals & Minerals - 1.0%
Anglo Platinum Ltd. (a)	3,400	297,694
Aquarius Platinum Ltd. (United Kingdom)	68,866	294,758
Compania de Minas Buenaventura SA sponsored ADR	3,400	114,138
Impala Platinum Holdings Ltd.	22,700	506,446
Lonmin PLC (a)	5,122	123,028
Mvelaphanda Resources Ltd. (a)	18,573	95,094
Northam Platinum Ltd.	20,900	99,250
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Pan American Silver Corp. (a)	8,600	$ 179,912
Silver Standard Resources, Inc. (a)	12,900	239,682
		1,950,002
Steel - 7.4%
Acerinox SA	4,400	87,766
Allegheny Technologies, Inc.	4,000	123,440
ArcelorMittal SA (NY Shares) Class A	65,100	2,214,702
BlueScope Steel Ltd.	312,356	827,518
China Steel Corp.	455,739	403,112
Cliffs Natural Resources, Inc.	3,400	120,938
Commercial Metals Co.	5,400	80,136
Companhia Siderurgica Nacional SA (CSN)	11,000	363,440
Fortescue Metals Group Ltd. (a)	99,307	332,394
Gerdau SA sponsored ADR	26,300	397,130
Hyundai Steel Co.	1,700	107,599
JFE Holdings, Inc.	47,200	1,537,616
JSW Steel Ltd.	14,131	224,085
Kobe Steel Ltd.	51,000	92,687
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)	180,000	108,361
Nippon Steel Corp.	163,000	621,884
Nisshin Steel Co. Ltd.	52,000	86,785
Novolipetsk Steel Ojsc	4,500	117,900
Nucor Corp.	21,800	868,730
OneSteel Ltd.	158,832	431,078
Outokumpu Oyj (A Shares)	6,463	107,375
POSCO	2,198	907,573
Salzgitter AG	2,002	180,416
Sims Metal Management Ltd.	7,466	131,584
SSAB Svenskt Stal AB (B Shares)	7,800	109,058
Steel Dynamics, Inc.	70,800	948,012
Sumitomo Metal Industries Ltd.	644,000	1,645,375
Tata Steel Ltd.	36,806	364,081
Thyssenkrupp AG	7,700	248,147
Tokyo Steel Manufacturing Co. Ltd.	6,500	85,138
United States Steel Corp.	3,500	120,715
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	6,100	159,323
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Voestalpine AG	8,900	$ 305,810
Yamato Kogyo Co. Ltd.	1,200	36,014
		14,495,922
TOTAL METALS & MINING		54,806,081
OIL, GAS & CONSUMABLE FUELS - 30.4%
Coal & Consumable Fuels - 1.6%
Alpha Natural Resources, Inc. (a)	9,105	309,297
Arch Coal, Inc.	28,700	621,642
Cameco Corp.	3,300	91,913
Centennial Coal Co. Ltd.	39,107	109,183
China Shenhua Energy Co. Ltd. (H Shares)	24,000	107,669
CONSOL Energy, Inc.	14,100	603,621
Energy Resources of Australia Ltd.	6,710	138,532
Massey Energy Co.	14,700	427,623
Paladin Energy Ltd. (a)	128,429	464,490
Peabody Energy Corp.	6,200	245,458
PT Bumi Resources Tbk	41,500	9,991
		3,129,419
Integrated Oil & Gas - 22.8%
BG Group PLC	119,884	2,076,510
BP PLC	452,200	4,238,646
Chevron Corp.	73,500	5,625,690
China Petroleum & Chemical Corp. (H Shares)	1,028,000	871,841
ConocoPhillips	23,500	1,179,230
ENI SpA	41,027	1,016,038
Exxon Mobil Corp.	94,400	6,765,648
Hess Corp.	5,600	306,544
Husky Energy, Inc.	4,400	115,806
Imperial Oil Ltd.	8,300	311,964
Lukoil Oil Co. sponsored ADR	13,700	783,777
Marathon Oil Corp.	58,400	1,867,048
Murphy Oil Corp.	200	12,228
OAO Gazprom sponsored ADR	52,200	1,233,486
Occidental Petroleum Corp.	51,600	3,915,408
OJSC Oil Company Rosneft GDR (Reg. S) (a)	21,800	166,770
OMV AG	1,300	53,775
Origin Energy Ltd.	50,387	722,253
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	74,700	$ 2,996,964
Repsol YPF SA	4,848	129,051
Royal Dutch Shell PLC Class A (United Kingdom)	171,250	5,080,530
Sasol Ltd.	11,700	442,990
StatoilHydro ASA	11,700	277,681
Suncor Energy, Inc.	49,732	1,649,696
Surgutneftegaz JSC sponsored ADR	20,630	179,275
Total SA Series B	49,749	2,976,794
		44,995,643
Oil & Gas Exploration & Production - 5.5%
Anadarko Petroleum Corp.	14,100	859,113
Apache Corp.	4,600	432,952
Arena Resources, Inc. (a)	2,000	74,520
Berry Petroleum Co. Class A	10,200	258,672
Brigham Exploration Co. (a)	6,100	57,950
Cabot Oil & Gas Corp.	2,000	76,940
Cairn Energy PLC (a)	6,400	277,609
Canadian Natural Resources Ltd.	3,400	220,481
Chesapeake Energy Corp.	25,200	617,400
CNOOC Ltd. sponsored ADR	3,500	521,290
CNPC (Hong Kong) Ltd.	20,000	21,114
Compton Petroleum Corp. (a)	63,300	64,303
Denbury Resources, Inc. (a)	43,800	639,480
Devon Energy Corp.	3,800	245,898
EnCana Corp.	4,700	260,424
EOG Resources, Inc.	2,700	220,482
Inpex Corp.	22	179,669
Japan Petroleum Exploration Co. Ltd.	1,500	74,899
Newfield Exploration Co. (a)	2,500	102,550
Nexen, Inc.	6,900	148,342
Niko Resources Ltd.	2,400	194,154
Noble Energy, Inc.	3,700	242,831
Oil Search Ltd.	26,473	137,253
OPTI Canada, Inc. (a)	111,300	195,290
Pacific Rubiales Energy Corp. (a)	900	10,946
PetroBakken Energy Ltd. Class A	10,548	304,113
Petrobank Energy & Resources Ltd. (a)	10,800	472,154
Petrohawk Energy Corp. (a)	33,600	790,272
Plains Exploration & Production Co. (a)	25,200	667,800
Quicksilver Resources, Inc. (a)	5,200	63,440
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Range Resources Corp.	7,100	$ 355,355
SandRidge Energy, Inc. (a)	11,000	112,530
Santos Ltd.	7,431	99,021
Southwestern Energy Co. (a)	15,700	684,206
Talisman Energy, Inc.	12,400	211,390
Tullow Oil PLC	7,000	136,417
Ultra Petroleum Corp. (a)	4,900	237,895
Woodside Petroleum Ltd.	6,642	278,510
XTO Energy, Inc.	6,300	261,828
		10,809,493
Oil & Gas Refining & Marketing - 0.5%
Frontier Oil Corp.	12,500	173,250
Reliance Industries Ltd.	19,857	804,055
		977,305
TOTAL OIL, GAS & CONSUMABLE FUELS		59,911,860
PAPER & FOREST PRODUCTS - 4.7%
Forest Products - 1.5%
Louisiana-Pacific Corp. (a)	54,600	286,650
Sino-Forest Corp. (a)	28,900	406,471
Weyerhaeuser Co.	64,600	2,347,564
		3,040,685
Paper Products - 3.2%
Holmen AB (B Shares)	3,600	97,152
International Paper Co.	61,400	1,369,834
MeadWestvaco Corp.	8,500	194,055
Nine Dragons Paper (Holdings) Ltd.	142,000	202,941
Nippon Paper Group, Inc.	14,600	387,470
Oji Paper Co. Ltd.	267,000	1,161,985
Sappi Ltd.	86,209	320,560
Schweitzer-Mauduit International, Inc.	1,600	82,640
Stora Enso Oyj (R Shares)	58,500	444,202
Suzano Bahia Sul Papel e Celulose SA	11,000	95,622
Svenska Cellulosa AB (SCA) (B Shares)	29,800	409,457
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - continued
UPM-Kymmene Corp.	82,200	$ 989,464
Votorantim Celulose e Papel SA sponsored ADR (a)	34,389	472,505
		6,227,887
TOTAL PAPER & FOREST PRODUCTS		9,268,572
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Specialized REITs - 0.1%
Plum Creek Timber Co., Inc.	400	12,516
Potlatch Corp.	3,300	92,103
Rayonier, Inc.	2,300	88,734
		193,353
ROAD & RAIL - 0.5%
Railroads - 0.5%
Burlington Northern Santa Fe Corp.	1,300	97,916
Canadian National Railway Co.	2,000	96,597
CSX Corp.	9,100	383,838
Union Pacific Corp.	7,400	408,036
		986,387
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Kloeckner & Co. AG (a)	12,974	285,042
TOTAL COMMON STOCKS (Cost $178,185,000)		186,619,810
Money Market Funds - 7.4%

Fidelity Cash Central Fund, 0.20% (b) (Cost $14,576,439)	14,576,439	14,576,439
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $192,761,439)		201,196,249
NET OTHER ASSETS - (2.1)%		(4,052,532)
NET ASSETS - 100%		$ 197,143,717
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,841
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Staples	$ 12,867,583	$ 11,133,044	$ 1,734,539	$ -
Energy	66,341,126	53,962,117	12,379,009	-
Financials	193,353	193,353	-	-
Industrials	4,500,694	3,665,600	835,094	-
Materials	102,651,248	74,395,134	28,256,114	-
Utilities	65,806	-	-	65,806
Money Market Funds	14,576,439	14,576,439	-	-
Total Investments in Securities:	$ 201,196,249	$ 157,925,687	$ 43,204,756	$ 65,806
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	9,563
Cost of Purchases	56,243
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 65,806
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 9,563

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	40.0%
United Kingdom	14.5%
Canada	9.1%
Brazil	5.1%
Australia	3.6%
Japan	3.4%
Bermuda	3.4%
Switzerland	3.4%
South Africa	2.3%
Russia	1.8%
France	1.6%
Luxembourg	1.2%
China	1.2%
Norway	1.1%
Germany	1.0%
Others (individually less than 1%)	7.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $178,185,000)	$ 186,619,810
Fidelity Central Funds (cost $14,576,439)	14,576,439
Total Investments (cost $192,761,439)		$ 201,196,249
Cash		7
Foreign currency held at value (cost $39)		39
Receivable for investments sold		307,091
Receivable for fund shares sold		1,958,730
Dividends receivable		112,799
Distributions receivable from Fidelity Central Funds		4,217
Prepaid expenses		27,731
Other receivables		4,021
Total assets		203,610,884

Liabilities
Payable for investments purchased	$ 5,611,703
Payable for fund shares redeemed	629,819
Accrued management fee	114,702
Distribution fees payable	10,595
Other affiliated payables	40,444
Other payables and accrued expenses	59,904
Total liabilities		6,467,167

Net Assets		$ 197,143,717
Net Assets consist of:
Paid in capital		$ 187,620,570
Undistributed net investment income		13,431
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,077,739
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,431,977
Net Assets		$ 197,143,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,704,843 ÷ 1,182,039 shares)	$ 13.29

Maximum offering price per share (100/94.25 of $13.29)	$ 14.10
Class T: Net Asset Value and redemption price per share ($4,665,444 ÷ 351,700 shares)	$ 13.27

Maximum offering price per share (100/96.50 of $13.27)	$ 13.75
Class B: Net Asset Value and offering price per share ($2,725,934 ÷ 206,127 shares)A	$ 13.22

Class C: Net Asset Value and offering price per share ($4,798,138 ÷ 362,812 shares)A	$ 13.22

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($159,438,855 ÷ 11,981,480 shares)	$ 13.31

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,810,503 ÷ 737,280 shares)	$ 13.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	For the period March 25, 2009 (commencement of operations) to October 31, 2009

Investment Income
Dividends		$ 772,430
Interest		277
Income from Fidelity Central Funds		19,841
		792,548
Less foreign taxes withheld		(48,265)
Total income		744,283

Expenses
Management fee	$ 388,729
Transfer agent fees	141,018
Distribution fees	39,919
Accounting fees and expenses	28,340
Custodian fees and expenses	108,782
Independent trustees' compensation	240
Registration fees	92,830
Audit	36,764
Legal	43
Miscellaneous	93
Total expenses before reductions	836,758
Expense reductions	(106,991)	729,767
Net investment income (loss)		14,516
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,195,278
Foreign currency transactions	(7,949)
Total net realized gain (loss)		1,187,329
Change in net unrealized appreciation (depreciation) on: Investment securities	8,434,810
Assets and liabilities in foreign currencies	(2,833)
Total change in net unrealized appreciation (depreciation)		8,431,977
Net gain (loss)		9,619,306
Net increase (decrease) in net assets resulting from operations		$ 9,633,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period March 25, 2009 (commencement of operations) to October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,516
Net realized gain (loss)	1,187,329
Change in net unrealized appreciation (depreciation)	8,431,977
Net increase (decrease) in net assets resulting from operations	9,633,822
Share transactions - net increase (decrease)	187,451,591
Redemption fees	58,304
Total increase (decrease) in net assets	197,143,717

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $13,431)	$ 197,143,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.28
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.29
Total Return B, C, D	32.90%
Ratios to Average Net Assets F, I
Expenses before reductions	1.65% A
Expenses net of fee waivers, if any	1.50% A
Expenses net of all reductions	1.48% A
Net investment income (loss)	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,705
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.26
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.27
Total Return B, C, D	32.70%
Ratios to Average Net Assets F, I
Expenses before reductions	2.04% A
Expenses net of fee waivers, if any	1.75% A
Expenses net of all reductions	1.73% A
Net investment income (loss)	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,665
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.28
Total from investment operations	3.21
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.22
Total ReturnB, C, D	32.20%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.66% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	2.23% A
Net investment income (loss)	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,726
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.28
Total from investment operations	3.21
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.22
Total Return B, C, D	32.20%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.53% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	2.23% A
Net investment income (loss)	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,798
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.30
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 13.31
Total Return B, C	33.10%
Ratios to Average Net Assets E, H
Expenses before reductions	1.42% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159,439
Portfolio turnover rate F	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.30
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 13.31
Total Return B, C	33.10%
Ratios to Average Net Assets E, H
Expenses before reductions	1.36% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,811
Portfolio turnover rate F	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Global Commodity Stock, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,483,175
Gross unrealized depreciation	(7,327,415)
Net unrealized appreciation (depreciation)	$ 8,155,760

Tax Cost	$ 193,040,489

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,363,950
Undistributed long-term capital gain	$ 6,270
Net unrealized appreciation (depreciation)	$ 8,152,927

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $190,158,324 and $13,162,724, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 8,677	$ 2,770
Class T	.25%	.25%	6,838	2,856
Class B	.75%	.25%	9,835	8,827
Class C	.75%	.25%	14,569	12,496
			$ 39,919	$ 26,949

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 25,635
Class T	4,154
Class B*	773
Class C*	450
$ 31,012

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 8,520.24
Class T	3,225.23
Class B	2,563.26
Class C	3,573.24
Global Commodity Stock	118,808.26
Institutional Class	4,329.21
	$ 141,018

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,114 for the period.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 5,319
Class T	1.75%	4,075
Class B	2.25%	4,083
Class C	2.25%	4,189
Global Commodity Stock	1.25%	78,030
Institutional Class	1.25%	2,353
		$ 98,049

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,938 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Year ended October 31,	2009 A	2009 A
Class A
Shares sold	1,217,436	$ 15,536,230
Shares redeemed	(35,397)	(440,651)
Net increase (decrease)	1,182,039	$ 15,095,579
Class T
Shares sold	352,496	$ 4,355,249
Shares redeemed	(796)	(10,905)
Net increase (decrease)	351,700	$ 4,344,344
Class B
Shares sold	209,917	$ 2,460,093
Shares redeemed	(3,790)	(51,192)
Net increase (decrease)	206,127	$ 2,408,901

Annual Report

7. Share Transactions - continued

	Shares	Dollars
Year ended October 31,	2009 A	2009 A
Class C
Shares sold	368,806	$ 4,531,477
Shares redeemed	(5,994)	(81,571)
Net increase (decrease)	362,812	$ 4,449,906
Global Commodity Stock
Shares sold	14,544,887	$ 183,653,183
Shares redeemed	(2,563,407)	(31,996,439)
Net increase (decrease)	11,981,480	$ 151,656,744
Institutional Class
Shares sold	773,649	$ 9,932,033
Shares redeemed	(36,369)	(435,916)
Net increase (decrease)	737,280	$ 9,496,117

A For the period March 25, 2009 (commencement of operations) to October 31, 2009.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the period indicated, the changes in its net assets for the period indicated and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/14/09	12/11/09	$0.004	$0.077
Class T	12/14/09	12/11/09	$0.00	$0.067
Class B	12/14/09	12/11/09	$0.00	$0.035
Class C	12/14/09	12/11/09	$0.00	$0.042

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2009, $6,270, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

AGCS-UANN-1209
1.879395.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Global Commodity Stock
Fund - Institutional Class

Annual Report

October 31, 2009

Institutional Class is a
class of Fidelity® Global
Commodity Stock Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable .

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Advisor Global Commodity Stock Fund - Institutional Class's cumulative total return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Commodity Stock Fund - Institutional Class on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor Global Commodity Stock Fund: From inception on March 25, 2009, through October 31, 2009, the fund's Institutional Class shares rose 33.10%, versus 34.30% for the MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index and 38.16% for the broader MSCI ACWI (All Country World Index) Index. A sizable cash position hurt the most versus the Commodity Producers index. Subpar results from our agricultural holdings also detracted, as did underexposure to strong-performing diversified metals and mining stocks. On a geographic basis, we had weak stock picking in the U.K. and too little exposure to Australian-dollar-denominated stocks. Among the biggest laggards were Australia-based BHP Billiton Ltd. and the U.K.'s Rio Tinto - major miners in the index that we underweighted - along with underweightings in International Paper and Teck Resources, Canada's largest base-metals producer. Conversely, stock selection in energy and, on a country basis, in the U.S. lifted performance. Top contributors were an underweighting in energy giant Exxon Mobil and out-of-index stakes in packaging company Temple-Inland and thermal coal producer Massey Energy. On an absolute basis, the fund's foreign holdings were bolstered by a weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,255.00	$ 8.53
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,253.10	$ 9.94
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,249.50	$ 12.76
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,249.50	$ 12.76
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Global Commodity Stock	1.25%
Actual		$ 1,000.00	$ 1,256.80	$ 7.11
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,256.80	$ 7.11
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	5.2	4.6
Exxon Mobil Corp.	3.4	3.6
Chevron Corp.	2.9	1.9
BHP Billiton PLC	2.8	4.7
Syngenta AG (Switzerland)	2.7	2.4
Royal Dutch Shell PLC Class A (United Kingdom)	2.6	1.9
Rio Tinto PLC (Reg.)	2.5	2.3
Bunge Ltd.	2.3	1.0
The Mosaic Co.	2.2	1.4
Vale SA (PN-A) sponsored ADR	2.2	0.0
	28.8
Top Industries (% of fund's net assets)
As of October 31, 2009
Oil, Gas & Consumable Fuels 30.4%
Metals & Mining 27.8%
Chemicals 19.0%
Food Products 6.5%
Paper & Forest Products 4.7%
All Others* 11.6%

As of April 30, 2009
Metals & Mining 30.5%
Oil, Gas & Consumable Fuels 27.8%
Chemicals 16.4%
Paper & Forest Products 4.8%
Food Products 3.9%
All Others* 16.6%

* Includes short-term investments and net other assets.

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
BUILDING PRODUCTS - 0.2%
Building Products - 0.2%
USG Corp. (a)	24,400	$ 320,616
CHEMICALS - 19.0%
Diversified Chemicals - 0.6%
Dow Chemical Co.	30,000	704,400
FMC Corp.	9,000	459,900
		1,164,300
Fertilizers & Agricultural Chemicals - 18.2%
Agrium, Inc.	35,600	1,654,988
CF Industries Holdings, Inc.	7,472	622,044
China BlueChemical Ltd. (H shares)	596,000	317,108
Coromandel International Ltd.	22,597	103,535
Fertilizantes Fosfatados SA (PN) (a)	104,600	1,009,653
Fertilizantes Heringer SA (a)	30,500	173,177
Incitec Pivot Ltd.	387,271	903,078
Intrepid Potash, Inc. (a)	24,700	636,272
Israel Chemicals Ltd.	55,000	654,858
K&S AG	20,507	1,121,984
Monsanto Co.	152,700	10,258,380
Nufarm Ltd.	33,525	342,564
Potash Corp. of Saskatchewan, Inc.	41,200	3,839,398
Sinofert Holdings Ltd.	1,804,000	892,837
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	8,500	312,375
Syngenta AG (Switzerland)	22,392	5,300,972
Taiwan Fertilizer Co. Ltd.	189,000	584,555
Terra Industries, Inc.	22,400	711,648
The Mosaic Co.	91,500	4,275,795
United Phosphorous Ltd.	62,406	188,501
Uralkali JSC GDR (Reg. S)	20,000	452,200
Yara International ASA	46,400	1,544,479
		35,900,401
Specialty Chemicals - 0.2%
Innophos Holdings, Inc.	1,600	30,960
Johnson Matthey PLC	13,350	309,483
		340,443
TOTAL CHEMICALS		37,405,144
Common Stocks - continued
	Shares	Value
CONSTRUCTION MATERIALS - 0.4%
Construction Materials - 0.4%
Cemex SA de CV sponsored ADR	6,500	$ 67,470
HeidelbergCement AG	1,312	78,636
Martin Marietta Materials, Inc.	2,900	241,628
Vulcan Materials Co.	6,700	308,401
		696,135
CONTAINERS & PACKAGING - 0.2%
Paper Packaging - 0.2%
Cascades, Inc.	2,100	13,575
Packaging Corp. of America	6,200	113,336
Rock-Tenn Co. Class A	300	13,140
Temple-Inland, Inc.	21,700	335,265
		475,316
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
First Solar, Inc. (a)	560	68,281
Renewable Energy Corp. AS (a)	39,813	239,041
SunPower Corp. Class B (a)	11,800	255,588
		562,910
ENERGY EQUIPMENT & SERVICES - 3.3%
Oil & Gas Drilling - 1.7%
ENSCO International, Inc.	15,500	709,745
Helmerich & Payne, Inc.	3,300	125,466
Nabors Industries Ltd. (a)	20,200	420,766
Noble Corp.	6,400	260,736
Northern Offshore Ltd. (a)	351,500	552,470
Pride International, Inc. (a)	16,300	481,828
Seadrill Ltd. (a)	19,900	415,648
Transocean Ltd. (a)	3,500	293,685
		3,260,344
Oil & Gas Equipment & Services - 1.6%
Aker Solutions ASA	1,400	16,895
BJ Services Co.	800	15,360
Halliburton Co.	6,100	178,181
National Oilwell Varco, Inc. (a)	8,600	352,514
Saipem SpA	4,956	146,881
Schlumberger Ltd.	11,400	709,080
Smith International, Inc.	18,000	499,140
Tenaris SA sponsored ADR	3,100	110,422
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
Weatherford International Ltd. (a)	50,000	$ 876,500
Wellstream Holdings PLC	31,400	263,949
		3,168,922
TOTAL ENERGY EQUIPMENT & SERVICES		6,429,266
FOOD PRODUCTS - 6.5%
Agricultural Products - 5.9%
Archer Daniels Midland Co.	109,400	3,295,128
Bunge Ltd.	80,600	4,599,036
Corn Products International, Inc.	59,400	1,673,892
Golden Agri-Resources Ltd. (a)	1,565,000	470,873
IOI Corp. Bhd	378,100	586,247
PPB Group Bhd	37,900	167,370
Viterra, Inc. (a)	57,100	543,132
Wilmar International Ltd.	91,000	401,115
		11,736,793
Packaged Foods & Meats - 0.6%
China Yurun Food Group Ltd.	53,000	108,934
Cosan Ltd. Class A (a)	30,600	203,796
MHP SA GDR (Reg. S) (a)	2,500	31,000
Smithfield Foods, Inc. (a)	59,000	787,060
		1,130,790
TOTAL FOOD PRODUCTS		12,867,583
GAS UTILITIES - 0.0%
Gas Utilities - 0.0%
China Resources Gas Group Ltd.	68,000	65,806
INDUSTRIAL CONGLOMERATES - 0.3%
Industrial Conglomerates - 0.3%
Keppel Corp. Ltd.	44,000	252,809
SembCorp Industries Ltd.	164,000	386,307
		639,116
MACHINERY - 0.9%
Construction & Farm Machinery & Heavy Trucks - 0.8%
AGCO Corp. (a)	24,100	677,451
Cummins, Inc.	11,700	503,802
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction & Farm Machinery & Heavy Trucks - continued
Deere & Co.	4,100	$ 186,755
Jain Irrigation Systems Ltd.	12,124	195,978
		1,563,986
Industrial Machinery - 0.1%
Vallourec SA	900	142,637
TOTAL MACHINERY		1,706,623
METALS & MINING - 27.8%
Aluminum - 0.3%
Alcoa, Inc.	32,700	406,134
Aluminum Corp. of China Ltd. (H Shares)	78,000	84,973
Norsk Hydro ASA (a)	21,420	141,214
		632,321
Diversified Metals & Mining - 12.7%
African Rainbow Minerals Ltd.	11,500	225,069
Anglo American PLC (United Kingdom) (a)	82,451	2,998,402
Antofagasta PLC	8,600	108,932
BHP Billiton PLC	202,566	5,465,835
Eramet SA	322	100,904
Eurasian Natural Resources Corp. PLC	8,000	109,475
Exxaro Resources Ltd.	25,600	289,997
First Quantum Minerals Ltd.	8,200	560,525
Freeport-McMoRan Copper & Gold, Inc.	17,300	1,269,128
Grupo Mexico SA de CV Series B	76,582	153,702
HudBay Minerals, Inc. (a)	4,300	55,634
Ivanhoe Mines Ltd. (a)	14,900	160,441
Kazakhmys PLC	8,200	146,609
MacArthur Coal Ltd.	1,565	11,719
Mitsubishi Materials Corp.	356,000	938,786
Noront Resources Ltd. (a)	30,000	45,159
OJSC MMC Norilsk Nickel sponsored ADR (a)	31,300	401,266
OSAKA Titanium technologies Co. Ltd.	3,200	84,837
Rio Tinto PLC (Reg.)	112,387	4,970,270
Sumitomo Metal Mining Co. Ltd.	10,000	158,155
Teck Resources Ltd. Class B (sub. vtg.) (a)	25,300	733,872
Thompson Creek Metals Co., Inc. (a)	10,700	108,003
Vale SA (PN-A) sponsored ADR	184,600	4,264,260
Vedanta Resources PLC	3,700	127,143
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Diversified Metals & Mining - continued
Walter Energy, Inc.	200	$ 11,700
Xstrata PLC	108,091	1,566,118
		25,065,941
Gold - 6.4%
Agnico-Eagle Mines Ltd.:
(Canada)	7,900	420,224
(United States)	100	5,353
Andean Resources Ltd. (a)	53,697	105,424
AngloGold Ashanti Ltd. sponsored ADR	38,100	1,430,274
Barrick Gold Corp.	62,200	2,237,902
Eldorado Gold Corp. (a)	19,100	212,722
Franco-Nevada Corp.	7,500	186,314
Gammon Gold, Inc. (a)	1,900	15,423
Gold Fields Ltd. sponsored ADR	25,400	323,850
Goldcorp, Inc.	39,700	1,458,435
Harmony Gold Mining Co. Ltd. sponsored ADR	39,600	394,416
IAMGOLD Corp.	11,000	145,773
Kinross Gold Corp.	11,300	209,752
Lihir Gold Ltd.	340,243	930,312
Newcrest Mining Ltd.	49,296	1,416,531
Newmont Mining Corp.	27,400	1,190,804
Polyus Gold OJSC sponsored ADR (a)	5,600	149,352
Randgold Resources Ltd. sponsored ADR	5,400	360,234
Royal Gold, Inc.	3,300	145,761
Seabridge Gold, Inc. (a)	12,000	240,960
Simmer & Jack Mines Ltd. (a)	588,700	154,475
Sino Gold Mining Ltd. (a)	51,006	299,326
Ventana Gold Corp. (a)	2,000	16,567
Yamana Gold, Inc.	28,300	300,027
Zijin Mining Group Co. Ltd. (H Shares)	322,000	311,684
		12,661,895
Precious Metals & Minerals - 1.0%
Anglo Platinum Ltd. (a)	3,400	297,694
Aquarius Platinum Ltd. (United Kingdom)	68,866	294,758
Compania de Minas Buenaventura SA sponsored ADR	3,400	114,138
Impala Platinum Holdings Ltd.	22,700	506,446
Lonmin PLC (a)	5,122	123,028
Mvelaphanda Resources Ltd. (a)	18,573	95,094
Northam Platinum Ltd.	20,900	99,250
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Pan American Silver Corp. (a)	8,600	$ 179,912
Silver Standard Resources, Inc. (a)	12,900	239,682
		1,950,002
Steel - 7.4%
Acerinox SA	4,400	87,766
Allegheny Technologies, Inc.	4,000	123,440
ArcelorMittal SA (NY Shares) Class A	65,100	2,214,702
BlueScope Steel Ltd.	312,356	827,518
China Steel Corp.	455,739	403,112
Cliffs Natural Resources, Inc.	3,400	120,938
Commercial Metals Co.	5,400	80,136
Companhia Siderurgica Nacional SA (CSN)	11,000	363,440
Fortescue Metals Group Ltd. (a)	99,307	332,394
Gerdau SA sponsored ADR	26,300	397,130
Hyundai Steel Co.	1,700	107,599
JFE Holdings, Inc.	47,200	1,537,616
JSW Steel Ltd.	14,131	224,085
Kobe Steel Ltd.	51,000	92,687
Maanshan Iron & Steel Co. Ltd. (H Shares) (a)	180,000	108,361
Nippon Steel Corp.	163,000	621,884
Nisshin Steel Co. Ltd.	52,000	86,785
Novolipetsk Steel Ojsc	4,500	117,900
Nucor Corp.	21,800	868,730
OneSteel Ltd.	158,832	431,078
Outokumpu Oyj (A Shares)	6,463	107,375
POSCO	2,198	907,573
Salzgitter AG	2,002	180,416
Sims Metal Management Ltd.	7,466	131,584
SSAB Svenskt Stal AB (B Shares)	7,800	109,058
Steel Dynamics, Inc.	70,800	948,012
Sumitomo Metal Industries Ltd.	644,000	1,645,375
Tata Steel Ltd.	36,806	364,081
Thyssenkrupp AG	7,700	248,147
Tokyo Steel Manufacturing Co. Ltd.	6,500	85,138
United States Steel Corp.	3,500	120,715
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	6,100	159,323
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Voestalpine AG	8,900	$ 305,810
Yamato Kogyo Co. Ltd.	1,200	36,014
		14,495,922
TOTAL METALS & MINING		54,806,081
OIL, GAS & CONSUMABLE FUELS - 30.4%
Coal & Consumable Fuels - 1.6%
Alpha Natural Resources, Inc. (a)	9,105	309,297
Arch Coal, Inc.	28,700	621,642
Cameco Corp.	3,300	91,913
Centennial Coal Co. Ltd.	39,107	109,183
China Shenhua Energy Co. Ltd. (H Shares)	24,000	107,669
CONSOL Energy, Inc.	14,100	603,621
Energy Resources of Australia Ltd.	6,710	138,532
Massey Energy Co.	14,700	427,623
Paladin Energy Ltd. (a)	128,429	464,490
Peabody Energy Corp.	6,200	245,458
PT Bumi Resources Tbk	41,500	9,991
		3,129,419
Integrated Oil & Gas - 22.8%
BG Group PLC	119,884	2,076,510
BP PLC	452,200	4,238,646
Chevron Corp.	73,500	5,625,690
China Petroleum & Chemical Corp. (H Shares)	1,028,000	871,841
ConocoPhillips	23,500	1,179,230
ENI SpA	41,027	1,016,038
Exxon Mobil Corp.	94,400	6,765,648
Hess Corp.	5,600	306,544
Husky Energy, Inc.	4,400	115,806
Imperial Oil Ltd.	8,300	311,964
Lukoil Oil Co. sponsored ADR	13,700	783,777
Marathon Oil Corp.	58,400	1,867,048
Murphy Oil Corp.	200	12,228
OAO Gazprom sponsored ADR	52,200	1,233,486
Occidental Petroleum Corp.	51,600	3,915,408
OJSC Oil Company Rosneft GDR (Reg. S) (a)	21,800	166,770
OMV AG	1,300	53,775
Origin Energy Ltd.	50,387	722,253
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	74,700	$ 2,996,964
Repsol YPF SA	4,848	129,051
Royal Dutch Shell PLC Class A (United Kingdom)	171,250	5,080,530
Sasol Ltd.	11,700	442,990
StatoilHydro ASA	11,700	277,681
Suncor Energy, Inc.	49,732	1,649,696
Surgutneftegaz JSC sponsored ADR	20,630	179,275
Total SA Series B	49,749	2,976,794
		44,995,643
Oil & Gas Exploration & Production - 5.5%
Anadarko Petroleum Corp.	14,100	859,113
Apache Corp.	4,600	432,952
Arena Resources, Inc. (a)	2,000	74,520
Berry Petroleum Co. Class A	10,200	258,672
Brigham Exploration Co. (a)	6,100	57,950
Cabot Oil & Gas Corp.	2,000	76,940
Cairn Energy PLC (a)	6,400	277,609
Canadian Natural Resources Ltd.	3,400	220,481
Chesapeake Energy Corp.	25,200	617,400
CNOOC Ltd. sponsored ADR	3,500	521,290
CNPC (Hong Kong) Ltd.	20,000	21,114
Compton Petroleum Corp. (a)	63,300	64,303
Denbury Resources, Inc. (a)	43,800	639,480
Devon Energy Corp.	3,800	245,898
EnCana Corp.	4,700	260,424
EOG Resources, Inc.	2,700	220,482
Inpex Corp.	22	179,669
Japan Petroleum Exploration Co. Ltd.	1,500	74,899
Newfield Exploration Co. (a)	2,500	102,550
Nexen, Inc.	6,900	148,342
Niko Resources Ltd.	2,400	194,154
Noble Energy, Inc.	3,700	242,831
Oil Search Ltd.	26,473	137,253
OPTI Canada, Inc. (a)	111,300	195,290
Pacific Rubiales Energy Corp. (a)	900	10,946
PetroBakken Energy Ltd. Class A	10,548	304,113
Petrobank Energy & Resources Ltd. (a)	10,800	472,154
Petrohawk Energy Corp. (a)	33,600	790,272
Plains Exploration & Production Co. (a)	25,200	667,800
Quicksilver Resources, Inc. (a)	5,200	63,440
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Range Resources Corp.	7,100	$ 355,355
SandRidge Energy, Inc. (a)	11,000	112,530
Santos Ltd.	7,431	99,021
Southwestern Energy Co. (a)	15,700	684,206
Talisman Energy, Inc.	12,400	211,390
Tullow Oil PLC	7,000	136,417
Ultra Petroleum Corp. (a)	4,900	237,895
Woodside Petroleum Ltd.	6,642	278,510
XTO Energy, Inc.	6,300	261,828
		10,809,493
Oil & Gas Refining & Marketing - 0.5%
Frontier Oil Corp.	12,500	173,250
Reliance Industries Ltd.	19,857	804,055
		977,305
TOTAL OIL, GAS & CONSUMABLE FUELS		59,911,860
PAPER & FOREST PRODUCTS - 4.7%
Forest Products - 1.5%
Louisiana-Pacific Corp. (a)	54,600	286,650
Sino-Forest Corp. (a)	28,900	406,471
Weyerhaeuser Co.	64,600	2,347,564
		3,040,685
Paper Products - 3.2%
Holmen AB (B Shares)	3,600	97,152
International Paper Co.	61,400	1,369,834
MeadWestvaco Corp.	8,500	194,055
Nine Dragons Paper (Holdings) Ltd.	142,000	202,941
Nippon Paper Group, Inc.	14,600	387,470
Oji Paper Co. Ltd.	267,000	1,161,985
Sappi Ltd.	86,209	320,560
Schweitzer-Mauduit International, Inc.	1,600	82,640
Stora Enso Oyj (R Shares)	58,500	444,202
Suzano Bahia Sul Papel e Celulose SA	11,000	95,622
Svenska Cellulosa AB (SCA) (B Shares)	29,800	409,457
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - continued
UPM-Kymmene Corp.	82,200	$ 989,464
Votorantim Celulose e Papel SA sponsored ADR (a)	34,389	472,505
		6,227,887
TOTAL PAPER & FOREST PRODUCTS		9,268,572
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Specialized REITs - 0.1%
Plum Creek Timber Co., Inc.	400	12,516
Potlatch Corp.	3,300	92,103
Rayonier, Inc.	2,300	88,734
		193,353
ROAD & RAIL - 0.5%
Railroads - 0.5%
Burlington Northern Santa Fe Corp.	1,300	97,916
Canadian National Railway Co.	2,000	96,597
CSX Corp.	9,100	383,838
Union Pacific Corp.	7,400	408,036
		986,387
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Kloeckner & Co. AG (a)	12,974	285,042
TOTAL COMMON STOCKS (Cost $178,185,000)		186,619,810
Money Market Funds - 7.4%

Fidelity Cash Central Fund, 0.20% (b) (Cost $14,576,439)	14,576,439	14,576,439
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $192,761,439)		201,196,249
NET OTHER ASSETS - (2.1)%		(4,052,532)
NET ASSETS - 100%		$ 197,143,717
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,841
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Staples	$ 12,867,583	$ 11,133,044	$ 1,734,539	$ -
Energy	66,341,126	53,962,117	12,379,009	-
Financials	193,353	193,353	-	-
Industrials	4,500,694	3,665,600	835,094	-
Materials	102,651,248	74,395,134	28,256,114	-
Utilities	65,806	-	-	65,806
Money Market Funds	14,576,439	14,576,439	-	-
Total Investments in Securities:	$ 201,196,249	$ 157,925,687	$ 43,204,756	$ 65,806
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	9,563
Cost of Purchases	56,243
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 65,806
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 9,563

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	40.0%
United Kingdom	14.5%
Canada	9.1%
Brazil	5.1%
Australia	3.6%
Japan	3.4%
Bermuda	3.4%
Switzerland	3.4%
South Africa	2.3%
Russia	1.8%
France	1.6%
Luxembourg	1.2%
China	1.2%
Norway	1.1%
Germany	1.0%
Others (individually less than 1%)	7.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $178,185,000)	$ 186,619,810
Fidelity Central Funds (cost $14,576,439)	14,576,439
Total Investments (cost $192,761,439)		$ 201,196,249
Cash		7
Foreign currency held at value (cost $39)		39
Receivable for investments sold		307,091
Receivable for fund shares sold		1,958,730
Dividends receivable		112,799
Distributions receivable from Fidelity Central Funds		4,217
Prepaid expenses		27,731
Other receivables		4,021
Total assets		203,610,884

Liabilities
Payable for investments purchased	$ 5,611,703
Payable for fund shares redeemed	629,819
Accrued management fee	114,702
Distribution fees payable	10,595
Other affiliated payables	40,444
Other payables and accrued expenses	59,904
Total liabilities		6,467,167

Net Assets		$ 197,143,717
Net Assets consist of:
Paid in capital		$ 187,620,570
Undistributed net investment income		13,431
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,077,739
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,431,977
Net Assets		$ 197,143,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,704,843 ÷ 1,182,039 shares)	$ 13.29

Maximum offering price per share (100/94.25 of $13.29)	$ 14.10
Class T: Net Asset Value and redemption price per share ($4,665,444 ÷ 351,700 shares)	$ 13.27

Maximum offering price per share (100/96.50 of $13.27)	$ 13.75
Class B: Net Asset Value and offering price per share ($2,725,934 ÷ 206,127 shares)A	$ 13.22

Class C: Net Asset Value and offering price per share ($4,798,138 ÷ 362,812 shares)A	$ 13.22

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($159,438,855 ÷ 11,981,480 shares)	$ 13.31

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,810,503 ÷ 737,280 shares)	$ 13.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	For the period March 25, 2009 (commencement of operations) to October 31, 2009

Investment Income
Dividends		$ 772,430
Interest		277
Income from Fidelity Central Funds		19,841
		792,548
Less foreign taxes withheld		(48,265)
Total income		744,283

Expenses
Management fee	$ 388,729
Transfer agent fees	141,018
Distribution fees	39,919
Accounting fees and expenses	28,340
Custodian fees and expenses	108,782
Independent trustees' compensation	240
Registration fees	92,830
Audit	36,764
Legal	43
Miscellaneous	93
Total expenses before reductions	836,758
Expense reductions	(106,991)	729,767
Net investment income (loss)		14,516
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,195,278
Foreign currency transactions	(7,949)
Total net realized gain (loss)		1,187,329
Change in net unrealized appreciation (depreciation) on: Investment securities	8,434,810
Assets and liabilities in foreign currencies	(2,833)
Total change in net unrealized appreciation (depreciation)		8,431,977
Net gain (loss)		9,619,306
Net increase (decrease) in net assets resulting from operations		$ 9,633,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period March 25, 2009 (commencement of operations) to October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,516
Net realized gain (loss)	1,187,329
Change in net unrealized appreciation (depreciation)	8,431,977
Net increase (decrease) in net assets resulting from operations	9,633,822
Share transactions - net increase (decrease)	187,451,591
Redemption fees	58,304
Total increase (decrease) in net assets	197,143,717

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $13,431)	$ 197,143,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.28
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.29
Total Return B, C, D	32.90%
Ratios to Average Net Assets F, I
Expenses before reductions	1.65% A
Expenses net of fee waivers, if any	1.50% A
Expenses net of all reductions	1.48% A
Net investment income (loss)	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,705
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.26
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.27
Total Return B, C, D	32.70%
Ratios to Average Net Assets F, I
Expenses before reductions	2.04% A
Expenses net of fee waivers, if any	1.75% A
Expenses net of all reductions	1.73% A
Net investment income (loss)	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,665
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.28
Total from investment operations	3.21
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.22
Total ReturnB, C, D	32.20%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.66% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	2.23% A
Net investment income (loss)	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,726
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,

2009 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	3.28
Total from investment operations	3.21
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 13.22
Total Return B, C, D	32.20%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.53% A
Expenses net of fee waivers, if any	2.25% A
Expenses net of all reductions	2.23% A
Net investment income (loss)	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,798
Portfolio turnover rate G	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.30
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 13.31
Total Return B, C	33.10%
Ratios to Average Net Assets E, H
Expenses before reductions	1.42% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159,439
Portfolio turnover rate F	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	3.29
Total from investment operations	3.30
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 13.31
Total Return B, C	33.10%
Ratios to Average Net Assets E, H
Expenses before reductions	1.36% A
Expenses net of fee waivers, if any	1.25% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,811
Portfolio turnover rate F	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Global Commodity Stock, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions expected to be taken in the initial filing of the Fund's federal tax return. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,483,175
Gross unrealized depreciation	(7,327,415)
Net unrealized appreciation (depreciation)	$ 8,155,760

Tax Cost	$ 193,040,489

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,363,950
Undistributed long-term capital gain	$ 6,270
Net unrealized appreciation (depreciation)	$ 8,152,927

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $190,158,324 and $13,162,724, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 8,677	$ 2,770
Class T	.25%	.25%	6,838	2,856
Class B	.75%	.25%	9,835	8,827
Class C	.75%	.25%	14,569	12,496
			$ 39,919	$ 26,949

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

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5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 25,635
Class T	4,154
Class B*	773
Class C*	450
$ 31,012

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 8,520.24
Class T	3,225.23
Class B	2,563.26
Class C	3,573.24
Global Commodity Stock	118,808.26
Institutional Class	4,329.21
	$ 141,018

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,114 for the period.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 5,319
Class T	1.75%	4,075
Class B	2.25%	4,083
Class C	2.25%	4,189
Global Commodity Stock	1.25%	78,030
Institutional Class	1.25%	2,353
		$ 98,049

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,938 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Year ended October 31,	2009 A	2009 A
Class A
Shares sold	1,217,436	$ 15,536,230
Shares redeemed	(35,397)	(440,651)
Net increase (decrease)	1,182,039	$ 15,095,579
Class T
Shares sold	352,496	$ 4,355,249
Shares redeemed	(796)	(10,905)
Net increase (decrease)	351,700	$ 4,344,344
Class B
Shares sold	209,917	$ 2,460,093
Shares redeemed	(3,790)	(51,192)
Net increase (decrease)	206,127	$ 2,408,901

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7. Share Transactions - continued

	Shares	Dollars
Year ended October 31,	2009 A	2009 A
Class C
Shares sold	368,806	$ 4,531,477
Shares redeemed	(5,994)	(81,571)
Net increase (decrease)	362,812	$ 4,449,906
Global Commodity Stock
Shares sold	14,544,887	$ 183,653,183
Shares redeemed	(2,563,407)	(31,996,439)
Net increase (decrease)	11,981,480	$ 151,656,744
Institutional Class
Shares sold	773,649	$ 9,932,033
Shares redeemed	(36,369)	(435,916)
Net increase (decrease)	737,280	$ 9,496,117

A For the period March 25, 2009 (commencement of operations) to October 31, 2009.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the period indicated, the changes in its net assets for the period indicated and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/14/09	12/11/09	$0.013	$0.077

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2009, $6,270, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

AGCSI-UANN-1209
1.879388.100

Fidelity®
International Discovery
Fund

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
International Discovery A	22.47%	6.00%	4.84%

A Prior to October 1, 2004, International Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in International Discovery, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the 12 months ending October 31, 2009, the fund's Retail Class shares returned 22.47%, lagging the MSCI EAFE. The fund's long-term focus on higher-quality stocks hindered performance as lower-quality, higher-risk stocks led the market rebound. Stock selection was weakest in financials, as the higher-quality, Japanese names I favored lagged the lower-quality, cheaply priced European banks I avoided. Disappointments from Japan included investment bank Nomura Holdings, consumer finance company Promise and Sumitomo Mitsui Financial, a large bank. I sold Promise before period end. Stock picks and underweightings in materials and industrials, as well as stock selection and currency exposure in Europe, Japan and Australia, also hindered performance. Not owning the Australian shares of BHP Billiton, a metals and mining giant in the index, hampered returns. Strong stock selection in China, Brazil and Canada - markets that are not in the index - as well as in information technology, along with an underweighting in the more defensive utilities sector, aided results. Avoiding index component Volkswagen, the German car maker, and owning ZTE, a Chinese telecommunications equipment company that is not in the index, were especially helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.35%
Actual		$ 1,000.00	$ 1,274.30	$ 7.74
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.66%
Actual		$ 1,000.00	$ 1,272.40	$ 9.51
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.44
Class B	2.17%
Actual		$ 1,000.00	$ 1,269.40	$ 12.41
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Class C	2.16%
Actual		$ 1,000.00	$ 1,269.90	$ 12.36
HypotheticalA		$ 1,000.00	$ 1,014.32	$ 10.97
International Discovery	1.11%
Actual		$ 1,000.00	$ 1,276.20	$ 6.37
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Class K	.88%
Actual		$ 1,000.00	$ 1,278.00	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Institutional Class	1.02%
Actual		$ 1,000.00	$ 1,276.40	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom 21.1%
Japan 15.5%
France 9.1%
Germany 8.4%
Switzerland 7.4%
Netherlands 4.0%
Australia 3.3%
Spain 3.3%
United States of America 2.5%
Other 25.4%

As of April 30, 2009
Japan 22.9%
United Kingdom 20.8%
Germany 9.0%
Switzerland 8.3%
France 7.6%
United States of America 3.6%
Australia 3.4%
Netherlands 2.5%
Spain 2.4%
Other 19.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	99.3	97.8
Short-Term Investments and Net Other Assets	0.7	2.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.7	1.8
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	0.7
Telefonica SA (Spain, Diversified Telecommunication Services)	1.9	1.5
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.7
Nestle SA (Reg.) (Switzerland, Food Products)	1.6	1.7
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.7
Rio Tinto PLC (Reg.) (United Kingdom, Metals & Mining)	1.4	1.1
E.ON AG (Germany, Electric Utilities)	1.3	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	0.9
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.2	1.5
	16.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.0	23.6
Information Technology	12.1	10.2
Industrials	11.6	7.2
Consumer Discretionary	11.6	14.1
Materials	9.5	6.3
Energy	8.9	7.9
Health Care	7.6	9.6
Consumer Staples	6.1	6.4
Telecommunication Services	5.4	7.0
Utilities	1.5	1.9

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
Australia - 3.3%
Billabong International Ltd. (c)	2,270,647	$ 21,003
BlueScope Steel Ltd.	11,646,954	30,856
Commonwealth Bank of Australia	1,708,703	78,936
Goodman Group unit	19,769,557	10,597
Macquarie Group Ltd.	959,398	42,004
National Australia Bank Ltd.	2,104,205	55,578
QBE Insurance Group Ltd.	1,294,115	26,053
Wesfarmers Ltd.	1,132,580	28,252
Westfield Group unit	2,381,694	25,795
TOTAL AUSTRALIA		319,074
Bailiwick of Jersey - 0.9%
Experian PLC	2,838,100	26,047
Informa PLC	13,289,260	63,971
TOTAL BAILIWICK OF JERSEY		90,018
Belgium - 1.2%
Anheuser-Busch InBev SA NV	2,464,800	116,085
Bermuda - 0.7%
Aquarius Platinum Ltd. (United Kingdom)	1,418,333	6,071
Huabao International Holdings Ltd.	18,440,000	17,590
Ports Design Ltd.	3,505,500	9,447
Seadrill Ltd. (a)	1,843,300	38,501
TOTAL BERMUDA		71,609
Brazil - 1.7%
BM&F BOVESPA SA	3,185,694	20,530
Itau Unibanco Banco Multiplo SA ADR	1,357,950	25,991
Petroleo Brasileiro SA - Petrobras sponsored ADR	450,000	20,799
Vivo Participacoes SA sponsored ADR	3,178,500	77,079
Votorantim Celulose e Papel SA sponsored ADR (a)	1,516,333	20,834
TOTAL BRAZIL		165,233
British Virgin Islands - 0.2%
Playtech Ltd. (c)	3,758,978	22,202
Canada - 1.8%
Niko Resources Ltd.	498,400	40,319
Open Text Corp. (a)	1,280,300	47,767
PetroBakken Energy Ltd. Class A	1,642,716	47,362
Petrobank Energy & Resources Ltd. (a)	813,500	35,565
TOTAL CANADA		171,013
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - 0.5%
BaWang International (Group) Holding Ltd.	25,842,000	$ 10,501
Belle International Holdings Ltd.	9,788,000	9,882
China Dongxiang Group Co. Ltd.	23,300,000	14,236
China High Speed Transmission Equipment Group Co. Ltd.	580,000	1,163
Hengdeli Holdings Ltd.	38,664,000	12,590
TOTAL CAYMAN ISLANDS		48,372
China - 1.7%
Baidu.com, Inc. sponsored ADR (a)	47,700	18,027
BYD Co. Ltd. (H Shares) (a)(c)	4,827,000	44,194
NetEase.com, Inc. sponsored ADR (a)	344,153	13,291
Tencent Holdings Ltd.	1,526,800	26,586
ZTE Corp. (H Shares)	10,660,664	59,075
TOTAL CHINA		161,173
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(d)	21,633,000	1,243
Denmark - 1.8%
Novo Nordisk AS Series B	1,124,086	70,008
Vestas Wind Systems AS (a)	514,985	36,502
William Demant Holding AS (a)	927,000	66,256
TOTAL DENMARK		172,766
Finland - 0.3%
Nokian Tyres PLC	1,254,800	26,848
France - 9.1%
Accor SA	488,751	23,501
Air France KLM (Reg.) (a)	2,714,100	41,777
Alstom SA	520,583	36,254
Atos Origin SA (a)	488,826	22,975
AXA SA	2,972,466	73,921
BNP Paribas SA (c)	1,294,596	98,015
Cap Gemini SA	684,300	31,831
Credit Agricole SA	1,022,500	19,719
Danone	636,800	38,378
Iliad Group SA	509,521	55,259
LVMH Moet Hennessy - Louis Vuitton	272,400	28,320
Orpea (c)	573,528	25,910
Pernod Ricard SA (c)	381,300	31,865
PPR SA	347,600	38,036
Sanofi-Aventis	873,936	64,057
Schneider Electric SA	755,082	78,902
Common Stocks - continued
	Shares	Value (000s)
France - continued
Societe Generale Series A	435,228	$ 29,064
Total SA Series B	1,912,766	114,453
Unibail-Rodamco	118,400	26,300
TOTAL FRANCE		878,537
Germany - 8.4%
Aixtron AG (c)	2,531,500	75,883
BASF AG	731,041	39,265
Bayerische Motoren Werke AG (BMW)	1,079,563	52,893
Beiersdorf AG	592,600	36,538
Daimler AG (Reg.)	999,200	48,191
Deutsche Bank AG (c)	403,439	28,898
Deutsche Boerse AG	673,925	54,663
Deutsche Post AG	1,066,935	18,048
E.ON AG	3,371,600	129,445
GEA Group AG	2,094,883	39,551
HeidelbergCement AG	990,767	59,383
MAN SE	726,000	59,806
Metro AG	253,900	14,108
Munich Re Group (Reg.)	180,845	28,645
SGL Carbon AG (a)(c)	518,400	19,910
Siemens AG (Reg.)	1,129,666	101,693
TOTAL GERMANY		806,920
Greece - 1.0%
EFG Eurobank Ergasias SA	2,338,200	37,504
Hellenic Telecommunications Organization SA	1,372,559	23,228
National Bank of Greece SA (a)	1,031,400	38,384
TOTAL GREECE		99,116
Hong Kong - 1.6%
BYD Electronic International Co. Ltd. (a)	21,255,000	19,816
Cheung Kong Holdings Ltd.	3,103,000	39,382
Sinotruk Hong Kong Ltd.	18,985,500	22,575
Sun Hung Kai Properties Ltd.	2,745,000	41,589
Techtronic Industries Co. Ltd.	42,412,500	34,071
TOTAL HONG KONG		157,433
India - 0.8%
Indiabulls Real Estate Ltd. (a)	5,592,662	29,281
Common Stocks - continued
	Shares	Value (000s)
India - continued
Reliance Industries Ltd.	561,746	$ 22,746
Tata Steel Ltd.	2,910,000	28,785
TOTAL INDIA		80,812
Ireland - 0.9%
CRH PLC	1,516,200	37,060
Paddy Power PLC (Ireland)	1,445,597	46,332
TOTAL IRELAND		83,392
Israel - 0.5%
Teva Pharmaceutical Industries Ltd. sponsored ADR	889,200	44,887
Italy - 1.1%
Fiat SpA (a)	5,422,600	81,073
Intesa Sanpaolo SpA	5,602,109	23,701
TOTAL ITALY		104,774
Japan - 15.5%
Asics Corp.	2,007,000	17,891
Canon, Inc.	1,929,350	72,746
Denso Corp.	1,627,300	44,466
Don Quijote Co. Ltd.	544,300	14,547
Fanuc Ltd.	215,600	17,909
Goldcrest Co. Ltd.	437,930	13,294
Honda Motor Co. Ltd.	1,648,300	50,913
Japan Tobacco, Inc.	8,848	24,824
JSR Corp.	2,355,500	45,943
JTEKT Corp.	2,652,400	28,021
Keyence Corp.	178,600	35,458
Kirin Holdings Co. Ltd.	2,914,000	47,568
Mazda Motor Corp.	9,939,000	22,432
Misumi Group, Inc.	504,000	8,602
Mitsubishi Corp.	1,640,800	34,787
Mitsubishi UFJ Financial Group, Inc.	14,946,300	79,614
Mitsui & Co. Ltd.	3,594,700	47,212
Mitsui Sumitomo Insurance Group Holdings, Inc.	550,700	12,820
NHK Spring Co. Ltd.	1,257,000	9,815
Nichi-iko Pharmaceutical Co. Ltd.	595,800	17,724
Nitori Co. Ltd.	95,350	7,755
Nomura Holdings, Inc.	1,502,000	10,587
NSK Ltd.	4,995,000	29,021
Omron Corp.	3,868,200	65,139
ORIX Corp. (c)	1,108,220	71,589
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Rakuten, Inc.	72,690	$ 49,785
Ricoh Co. Ltd.	3,548,000	48,221
Sawai Pharmaceutical Co. Ltd.	160,300	9,116
Shin-Etsu Chemical Co., Ltd.	1,160,100	61,525
SMC Corp.	190,600	21,769
Softbank Corp.	2,914,400	68,678
Sumco Corp.	2,105,600	40,184
Sumitomo Mitsui Financial Group, Inc.	1,164,100	39,570
Takashimaya Co. Ltd.	1,270,000	8,563
THK Co. Ltd.	1,760,000	30,414
Tokio Marine Holdings, Inc.	1,837,000	46,975
Tokyo Electron Ltd.	1,411,400	79,405
Toshiba Corp.	9,890,000	56,528
Toyota Motor Corp.	2,418,700	95,488
TOTAL JAPAN		1,486,898
Korea (South) - 1.9%
KB Financial Group, Inc. (a)	513,900	24,628
Kia Motors Corp. (a)	1,825,750	27,019
Lotte Shopping Co. Ltd.	8,774	2,469
MegaStudy Co. Ltd.	9,710	2,012
NHN Corp. (a)	212,392	31,211
Samsung Electronics Co. Ltd.	92,093	55,212
Shinhan Financial Group Co. Ltd. (a)	1,073,070	40,564
TOTAL KOREA (SOUTH)		183,115
Luxembourg - 1.2%
ArcelorMittal SA (NY Shares) Class A (c)	1,738,100	59,130
Millicom International Cellular SA (a)	282,400	17,695
Tenaris SA	1,960,300	35,049
TOTAL LUXEMBOURG		111,874
Netherlands - 4.0%
Akzo Nobel NV	443,515	26,289
ASML Holding NV (Netherlands)	2,193,200	59,141
Gemalto NV (a)(c)	851,198	35,930
ING Groep NV (Certificaten Van Aandelen) unit (a)	2,749,300	35,776
James Hardie Industries NV unit (a)	5,823,130	36,894
Koninklijke Philips Electronics NV	2,558,200	64,260
Randstad Holdings NV (a)	2,088,334	79,593
Royal DSM NV	991,600	43,542
TOTAL NETHERLANDS		381,425
Common Stocks - continued
	Shares	Value (000s)
Netherlands Antilles - 0.2%
Schlumberger Ltd.	300,900	$ 18,716
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	69,900	433
Norway - 0.6%
DnB NOR ASA (a)	2,649,400	30,514
Pronova BioPharma ASA (a)	4,726,590	14,693
Sevan Marine ASA (a)	6,442,000	10,451
TOTAL NORWAY		55,658
Russia - 0.2%
Lukoil Oil Co. sponsored ADR	394,100	22,546
Singapore - 0.5%
CapitaLand Ltd.	7,827,000	22,692
Keppel Corp. Ltd.	4,295,000	24,678
TOTAL SINGAPORE		47,370
South Africa - 1.3%
AngloGold Ashanti Ltd. sponsored ADR	493,500	18,526
MTN Group Ltd.	5,254,600	79,029
Naspers Ltd. Class N	699,600	25,471
TOTAL SOUTH AFRICA		123,026
Spain - 3.3%
Banco Bilbao Vizcaya Argentaria SA	2,777,937	49,652
Banco Santander SA	4,558,672	73,354
NH Hoteles SA (a)	1,468,400	7,703
Telefonica SA	6,587,600	183,956
TOTAL SPAIN		314,665
Sweden - 0.9%
Elekta AB (B Shares) (c)	2,525,000	47,590
H&M Hennes & Mauritz AB (B Shares)	458,831	26,061
Intrum Justitia AB	1,050,299	12,941
TOTAL SWEDEN		86,592
Switzerland - 7.4%
Actelion Ltd. (Reg.) (a)	1,127,883	62,269
Adecco SA (Reg.)	510,576	22,889
BB BIOTECH AG	354,261	24,288
Nestle SA (Reg.)	3,291,221	153,383
Nobel Biocare Holding AG (Switzerland)	1,045,000	29,738
Partners Group Holding	176,756	21,722
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Roche Holding AG (participation certificate)	698,440	$ 112,107
Sonova Holding AG	717,038	73,933
Swiss Reinsurance Co. (Reg.)	886,145	36,289
Syngenta AG (Switzerland)	54,269	12,847
UBS AG (For. Reg.) (a)	5,619,552	93,686
Zurich Financial Services AG (Reg.)	285,674	65,676
TOTAL SWITZERLAND		708,827
Taiwan - 1.2%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,828,200	22,743
MediaTek, Inc.	3,030,000	42,249
Taiwan Semiconductor Manufacturing Co. Ltd.	14,076,998	25,440
Wintek Corp. (a)	31,505,000	20,902
TOTAL TAIWAN		111,334
Thailand - 0.2%
Bangkok Bank Ltd. PCL (For. Reg.)	7,297,800	24,495
United Kingdom - 21.1%
Aberdeen Asset Management PLC	16,751,676	36,359
Aegis Group PLC	7,593,391	13,714
Anglo American PLC (United Kingdom) (a)	1,394,300	50,705
Babcock International Group PLC	2,715,100	27,036
Barclays PLC	20,902,251	109,587
BG Group PLC	5,025,900	87,054
BG Group PLC sponsored ADR	207,400	17,932
BHP Billiton PLC	5,198,900	140,282
Bovis Homes Group PLC	1,163,900	7,871
BP PLC	20,706,100	194,086
British Land Co. PLC	2,271,863	17,613
Carphone Warehouse Group PLC	16,777,953	50,712
Cookson Group PLC	2,355,060	14,117
Debenhams PLC	15,195,156	19,434
Hays PLC	8,621,981	13,858
HSBC Holdings PLC:
(Hong Kong) (Reg.)	1,304,189	14,402
(United Kingdom) (Reg.)	22,639,714	250,263
IG Group Holdings PLC	5,301,405	26,268
Inchcape PLC (a)	28,272,600	13,624
InterContinental Hotel Group PLC	2,118,900	27,309
International Personal Finance PLC	9,709,188	32,726
Johnson Matthey PLC	1,048,300	24,302
Kesa Electricals PLC	6,483,219	14,146
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Lloyds TSB Group PLC (c)	2,818,153	$ 4,027
Man Group PLC	13,203,500	67,200
Misys PLC	7,892,600	26,836
Mothercare PLC	589,700	5,577
National Grid PLC	1,822,400	18,147
Prudential PLC	4,022,917	36,756
Reckitt Benckiser Group PLC	1,661,131	82,772
Rio Tinto PLC (Reg.)	2,944,944	130,239
Royal Dutch Shell PLC Class B	5,484,099	157,926
Segro PLC	4,129,500	23,933
Serco Group PLC	5,343,457	44,347
SSL International PLC	4,962,409	51,695
Standard Chartered PLC (United Kingdom)	2,710,473	66,773
Taylor Wimpey PLC (a)	44,868,072	27,271
The Game Group PLC	3,234,200	7,869
Vodafone Group PLC	8,963,743	19,761
Wolseley PLC (a)	1,433,164	29,130
Xstrata PLC	1,889,800	27,381
TOTAL UNITED KINGDOM		2,031,040
United States of America - 1.8%
Applied Materials, Inc.	1,598,400	19,500
AsiaInfo Holdings, Inc. (a)	451,200	9,953
Cisco Systems, Inc. (a)	793,800	18,138
Cummins, Inc.	583,700	25,134
Morgan Stanley	776,800	24,951
Regal-Beloit Corp.	697,800	32,713
Union Pacific Corp.	506,200	27,912
Visa, Inc. Class A	187,600	14,213
TOTAL UNITED STATES OF AMERICA		172,514
TOTAL COMMON STOCKS (Cost $8,842,335)		9,502,035
Nonconvertible Preferred Stocks - 0.5%

Italy - 0.5%
Intesa Sanpaolo SpA (Cost $50,572)	15,194,902	49,751
Money Market Funds - 1.9%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.20% (e)	15,474,527	$ 15,475
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	164,010,303	164,010
TOTAL MONEY MARKET FUNDS (Cost $179,485)		179,485
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $9,072,392)		9,731,271
NET OTHER ASSETS - (1.2)%		(118,780)
NET ASSETS - 100%		$ 9,612,491
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,533
Fidelity Securities Lending Cash Central Fund	5,870
Total	$ 8,403
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 1,469	$ 287	$ -	$ -	$ 1,243
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 2,031,040	$ 1,154,776	$ 876,264	$ -
Japan	1,486,898	-	1,486,898	-
France	878,537	626,106	252,431	-
Germany	806,920	628,138	178,782	-
Switzerland	708,827	602,294	106,533	-
Netherlands	381,425	185,354	196,071	-
Australia	319,074	-	319,074	-
Spain	314,665	7,703	306,962	-
Korea (South)	183,115	-	183,115	-
Other	2,441,285	1,727,985	713,300	-
Money Market Funds	179,485	179,485	-	-
Total Investments in Securities:	$ 9,731,271	$ 5,111,841	$ 4,619,430	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 6,158
Total Realized Gain (Loss)	(24,765)
Total Unrealized Gain (Loss)	21,068
Cost of Purchases	-
Proceeds of Sales	(2,461)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the Fund had a capital loss carryforward of approximately $2,277,316,000 of which $637,482,000 and $1,639,834,000 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $152,132) - See accompanying schedule: Unaffiliated issuers (cost $8,886,005)	$ 9,550,543
Fidelity Central Funds (cost $179,485)	179,485
Other affiliated issuers (cost $6,902)	1,243
Total Investments (cost $9,072,392)		$ 9,731,271
Foreign currency held at value (cost $276)		276
Receivable for investments sold		50,097
Receivable for fund shares sold		11,446
Dividends receivable		20,447
Distributions receivable from Fidelity Central Funds		91
Prepaid expenses		57
Other receivables		1,830
Total assets		9,815,515

Liabilities
Payable for investments purchased	$ 20,779
Payable for fund shares redeemed	8,076
Accrued management fee	6,381
Distribution fees payable	178
Other affiliated payables	2,248
Other payables and accrued expenses	1,352
Collateral on securities loaned, at value	164,010
Total liabilities		203,024

Net Assets		$ 9,612,491
Net Assets consist of:
Paid in capital		$ 11,266,246
Undistributed net investment income		106,024
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,418,545)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		658,766
Net Assets		$ 9,612,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($414,314 ÷ 14,500.4 shares)	$ 28.57

Maximum offering price per share (100/94.25 of $28.57)	$ 30.31
Class T: Net Asset Value and redemption price per share ($83,107 ÷ 2,931.0 shares)	$ 28.35

Maximum offering price per share (100/96.50 of $28.35)	$ 29.38
Class B: Net Asset Value and offering price per share ($16,266 ÷ 577.2 shares)A	$ 28.18

Class C: Net Asset Value and offering price per share ($43,200 ÷ 1,530.4 shares)A	$ 28.23

International Discovery: Net Asset Value, offering price and redemption price per share ($8,113,964 ÷ 281,804.7 shares)	$ 28.79

Class K: Net Asset Value, offering price and redemption price per share ($674,275 ÷ 23,431.4 shares)	$ 28.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($267,365 ÷ 9,291.6 shares)	$ 28.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2009

Investment Income
Dividends		$ 212,321
Interest		51
Income from Fidelity Central Funds		8,403
		220,775
Less foreign taxes withheld		(15,352)
Total income		205,423
Expenses
Management fee Basic fee	$ 56,270
Performance adjustment	4,707
Transfer agent fees	22,622
Distribution fees	1,771
Accounting and security lending fees	1,710
Custodian fees and expenses	1,136
Independent trustees' compensation	56
Registration fees	269
Audit	116
Legal	40
Miscellaneous	173
Total expenses before reductions	88,870
Expense reductions	(3,924)	84,946
Net investment income (loss)		120,477
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,013)	(1,725,841)
Foreign currency transactions	(9,795)
Futures contracts	(46,845)
Total net realized gain (loss)		(1,782,481)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $948)	3,267,445
Assets and liabilities in foreign currencies	982
Futures contracts	65,281
Total change in net unrealized appreciation (depreciation)		3,333,708
Net gain (loss)		1,551,227
Net increase (decrease) in net assets resulting from operations		$ 1,671,704

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 120,477	$ 190,750
Net realized gain (loss)	(1,782,481)	(664,568)
Change in net unrealized appreciation (depreciation)	3,333,708	(6,888,436)
Net increase (decrease) in net assets resulting from operations	1,671,704	(7,362,254)
Distributions to shareholders from net investment income	(107,705)	(129,574)
Distributions to shareholders from net realized gain	-	(528,706)
Total distributions	(107,705)	(658,280)
Share transactions - net increase (decrease)	250,490	1,069,130
Redemption fees	345	709
Total increase (decrease) in net assets	1,814,834	(6,950,695)

Net Assets
Beginning of period	7,797,657	14,748,352
End of period (including undistributed net investment income of $106,024 and undistributed net investment income of $120,184, respectively)	$ 9,612,491	$ 7,797,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.68	$ 47.34	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.31	.46	.44	.42	.28
Net realized and unrealized gain (loss)	4.84	(22.08)	11.76	7.19	2.88
Total from investment operations	5.15	(21.62)	12.20	7.61	3.16
Distributions from net investment income	(.26)	(.37)	(.35)	(.31)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.26)	(2.04)	(1.33)	(1.71)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.57	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Total Return B, C, D	22.14%	(47.65)%	34.54%	26.01%	11.53%
Ratios to Average Net Assets F, I
Expenses before reductions	1.37%	1.32%	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.37%	1.32%	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.32%	1.29%	1.22%	1.21%	1.36% A
Net investment income (loss)	1.28%	1.27%	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 414	$ 380	$ 417	$ 140	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 47.06	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.24	.33	.29	.27	.20
Net realized and unrealized gain (loss)	4.81	(21.94)	11.71	7.18	2.88
Total from investment operations	5.05	(21.61)	12.00	7.45	3.08
Distributions from net investment income	(.19)	(.29)	(.26)	(.24)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.19)	(1.96)	(1.24)	(1.64)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.35	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Total Return B, C, D	21.79%	(47.84)%	34.08%	25.49%	11.24%
Ratios to Average Net Assets F, I
Expenses before reductions	1.65%	1.68%	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.65%	1.68%	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.60%	1.64%	1.60%	1.65%	1.69% A
Net investment income (loss)	1.00%	.91%	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 83	$ 64	$ 53	$ 10	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.25	$ 46.70	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.12	.15	.08	.08	.08
Net realized and unrealized gain (loss)	4.81	(21.77)	11.64	7.19	2.87
Total from investment operations	4.93	(21.62)	11.72	7.27	2.95
Distributions from net investment income	-	(.16)	(.16)	(.11)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	-	(1.83)	(1.14)	(1.51)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.18	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Total Return B, C, D	21.20%	(48.11)%	33.37%	24.91%	10.76%
Ratios to Average Net Assets F, I
Expenses before reductions	2.16%	2.19%	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.16%	2.19%	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.11%	2.15%	2.10%	2.19%	2.18% A
Net investment income (loss)	.49%	.40%	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 16	$ 15	$ 17	$ 4	$ 1
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.31	$ 46.82	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.12	.15	.09	.11	.13
Net realized and unrealized gain (loss)	4.82	(21.82)	11.66	7.19	2.87
Total from investment operations	4.94	(21.67)	11.75	7.30	3.00
Distributions from net investment income	(.02)	(.17)	(.14)	(.12)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.02)	(1.84)	(1.12)	(1.52)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.23	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Total Return B, C, D	21.22%	(48.10)%	33.38%	24.97%	10.94%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.17%	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.14%	2.17%	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.09%	2.13%	2.08%	2.11%	1.98% A
Net investment income (loss)	.51%	.42%	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 36	$ 28	$ 6	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.88	$ 47.68	$ 36.67	$ 30.65	$ 25.31
Income from Investment Operations
Net investment income (loss) B	.37	.57	.53	.48	.37
Net realized and unrealized gain (loss)	4.88	(22.29)	11.84	7.25	5.24
Total from investment operations	5.25	(21.72)	12.37	7.73	5.61
Distributions from net investment income	(.34)	(.41)	(.38)	(.31)	(.15)
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	(.12)
Total distributions	(.34)	(2.08)	(1.36)	(1.71)	(.27)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 28.79	$ 23.88	$ 47.68	$ 36.67	$ 30.65
Total Return A	22.47%	(47.55)%	34.85%	26.34%	22.29%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.09%	1.04%	1.09%	1.08%
Expenses net of fee waivers, if any	1.12%	1.09%	1.04%	1.08%	1.07%
Expenses net of all reductions	1.07%	1.05%	1.00%	1.03%	1.01%
Net investment income (loss)	1.53%	1.51%	1.30%	1.41%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 8,114	$ 6,999	$ 14,176	$ 8,054	$ 3,949
Portfolio turnover rate D	98%	79%	56%	56%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.44	.10
Net realized and unrealized gain (loss)	4.86	(16.52)
Total from investment operations	5.30	(16.42)
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 28.78	$ 23.90
Total Return B, C	22.80%	(40.72)%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.93% A
Expenses net of fee waivers, if any	.88%	.93% A
Expenses net of all reductions	.83%	.89% A
Net investment income (loss)	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 674	$ 145
Portfolio turnover rate F	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 47.73	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.39	.53	.55	.51	.38
Net realized and unrealized gain (loss)	4.86	(22.24)	11.85	7.25	2.89
Total from investment operations	5.25	(21.71)	12.40	7.76	3.27
Distributions from net investment income	(.39)	(.44)	(.40)	(.33)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.39)	(2.11)	(1.38)	(1.73)	-
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 28.77	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Total Return B, C	22.52%	(47.51)%	34.93%	26.45%	11.93%
Ratios to Average Net Assets E, H
Expenses before reductions	1.05%	1.05%	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	1.05%	1.05%	.97%	1.00%	.97% A
Expenses net of all reductions	1.00%	1.01%	.94%	.95%	.90% A
Net investment income (loss)	1.60%	1.54%	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 267	$ 159	$ 58	$ 28	$ 10
Portfolio turnover rate F	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Discovery, Class K, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between International Discovery and Class K to eligible shareholders of International Discovery. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,358,596
Gross unrealized depreciation	(852,016)
Net unrealized appreciation (depreciation)	$ 506,580

Tax Cost	$ 9,224,691

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 118,414
Capital loss carryforward	$ (2,277,316)
Net unrealized appreciation (depreciation)	$ 506,467

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 107,705	$ 164,399
Long-term Capital Gains	-	493,881
Total	$ 107,705	$ 658,280

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Investments in Derivative Instruments - continued

Objectives and Strategies for Investing in Derivative Instruments - continued

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Annual Report

4. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ (46,845)	$ 65,281

Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ (46,845)	$ 65,281

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $(46,845) for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $65,281 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,226,481 and $7,402,980, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 889	$ 67
Class T	.25%	.25%	336	-
Class B	.75%	.25%	141	106
Class C	.75%	.25%	405	66
			$ 1,771	$ 239

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 67
Class T	13
Class B*	38
Class C*	7
$ 125

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,079.30
Class T	227.34
Class B	48.34
Class C	132.33
International Discovery	20,392.30
Class K	280.06
Institutional Class	464.23
	$ 22,622

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $40 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,870.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,500. The weighted average interest rate was .43%. The interest expense amounted to two hundred and thirty dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,919 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 3,982	$ 3,599
Class T	533	387
Class B	-	67
Class C	30	123
International Discovery	96,783	124,823
Class K	3,616	-
Institutional Class	2,761	575
Total	$ 107,705	$ 129,574

Annual Report

11. Distributions to Shareholders - continued

Years ended October 31,	2009	2008
From net realized gain
Class A	$ -	$ 16,423
Class T	-	2,244
Class B	-	719
Class C	-	1,185
International Discovery	-	505,958
Institutional Class	-	2,177
Total	$ -	$ 528,706

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B	2008 A	2009 B	2008 A
Class A
Shares sold	5,354	13,337	$ 128,318	$ 505,827
Reinvestment of distributions	132	252	2,786	11,025
Shares redeemed	(7,017)	(6,361)	(163,223)	(213,706)
Net increase (decrease)	(1,531)	7,228	$ (32,119)	$ 303,146
Class T
Shares sold	1,335	2,322	$ 31,263	$ 87,236
Reinvestment of distributions	24	59	507	2,571
Shares redeemed	(1,140)	(800)	(25,765)	(27,654)
Net increase (decrease)	219	1,581	$ 6,005	$ 62,153
Class B
Shares sold	161	487	$ 3,835	$ 18,856
Reinvestment of distributions	-	17	-	721
Shares redeemed	(227)	(228)	(5,155)	(7,554)
Net increase (decrease)	(66)	276	$ (1,320)	$ 12,023
Class C
Shares sold	920	1,350	$ 20,539	$ 51,762
Reinvestment of distributions	1	25	26	1,076
Shares redeemed	(953)	(405)	(22,201)	(13,335)
Net increase (decrease)	(32)	970	$ (1,636)	$ 39,503
International Discovery
Shares sold	74,803	98,885	$ 1,831,653	$ 3,784,869
Conversion to Class K	(12,549)	(6,197)	(279,461)	(182,264)
Reinvestment of distributions	4,362	13,646	92,471	600,976
Shares redeemed	(77,871)	(110,609)	(1,831,786)	(3,914,448)
Net increase (decrease)	(11,255)	(4,275)	$ (187,123)	$ 289,133

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009 B	2008 A	2009 B	2008 A
Class K
Shares sold	10,015	215	$ 246,074	$ 6,017
Conversion from International Discovery	12,572	6,197	279,461	182,264
Reinvestment of distributions	171	-	3,616	-
Shares redeemed	(5,401)	(338)	(128,754)	(8,716)
Net increase (decrease)	17,357	6,074	$ 400,397	$ 179,565
Institutional Class
Shares sold	10,440	7,551	$ 235,326	$ 243,799
Reinvestment of distributions	41	42	875	1,852
Shares redeemed	(7,843)	(2,148)	(169,915)	(62,044)
Net increase (decrease)	2,638	5,445	$ 66,286	$ 183,607

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Conversion transactions for Class K and (International Discovery) are for the period (November 1, 2008) through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr.Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund	12/07/09	12/04/09	$0.349	$0.040

Fidelity International Discovery Fund designates 100% of the dividend distributed in December 2008 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund	12/08/08	$0.377	$0.0406

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class K), as well as the fund's relative investment performance for each class (except Class K) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) of the fund was in the third quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the investment performance of Fidelity International Discovery (retail class) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Discovery (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, Fidelity International Discovery (retail class), and Class K ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

IGI-UANN-1209
1.807257.105

Fidelity®
International Discovery
Fund -
Class K

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class KA,B	22.80%	6.08%	4.87%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of International Discovery, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performances may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity International Discovery Fund - Class K, a class of the fund on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE®Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the 12 months ending October 31, 2009, the fund's Class K shares returned 22.80%, lagging the MSCI EAFE. The fund's long-term focus on higher-quality stocks hindered performance as lower-quality, higher-risk stocks led the market rebound. Stock selection was weakest in financials, as the higher-quality, Japanese names I favored lagged the lower-quality, cheaply priced European banks I avoided. Disappointments from Japan included investment bank Nomura Holdings, consumer finance company Promise and Sumitomo Mitsui Financial, a large bank. I sold Promise before period end. Stock picks and underweightings in materials and industrials, as well as stock selection and currency exposure in Europe, Japan and Australia, also hindered performance. Not owning the Australian shares of BHP Billiton, a metals and mining giant in the index, hampered returns. Strong stock selection in China, Brazil and Canada - markets that are not in the index - as well as in information technology, along with an underweighting in the more defensive utilities sector, aided results. Avoiding index component Volkswagen, the German car maker, and owning ZTE, a Chinese telecommunications equipment company that is not in the index, were especially helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.35%
Actual		$ 1,000.00	$ 1,274.30	$ 7.74
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.66%
Actual		$ 1,000.00	$ 1,272.40	$ 9.51
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.44
Class B	2.17%
Actual		$ 1,000.00	$ 1,269.40	$ 12.41
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Class C	2.16%
Actual		$ 1,000.00	$ 1,269.90	$ 12.36
HypotheticalA		$ 1,000.00	$ 1,014.32	$ 10.97
International Discovery	1.11%
Actual		$ 1,000.00	$ 1,276.20	$ 6.37
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Class K	.88%
Actual		$ 1,000.00	$ 1,278.00	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Institutional Class	1.02%
Actual		$ 1,000.00	$ 1,276.40	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom 21.1%
Japan 15.5%
France 9.1%
Germany 8.4%
Switzerland 7.4%
Netherlands 4.0%
Australia 3.3%
Spain 3.3%
United States of America 2.5%
Other 25.4%

As of April 30, 2009
Japan 22.9%
United Kingdom 20.8%
Germany 9.0%
Switzerland 8.3%
France 7.6%
United States of America 3.6%
Australia 3.4%
Netherlands 2.5%
Spain 2.4%
Other 19.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	99.3	97.8
Short-Term Investments and Net Other Assets	0.7	2.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.7	1.8
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	0.7
Telefonica SA (Spain, Diversified Telecommunication Services)	1.9	1.5
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.7
Nestle SA (Reg.) (Switzerland, Food Products)	1.6	1.7
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.7
Rio Tinto PLC (Reg.) (United Kingdom, Metals & Mining)	1.4	1.1
E.ON AG (Germany, Electric Utilities)	1.3	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	0.9
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.2	1.5
	16.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.0	23.6
Information Technology	12.1	10.2
Industrials	11.6	7.2
Consumer Discretionary	11.6	14.1
Materials	9.5	6.3
Energy	8.9	7.9
Health Care	7.6	9.6
Consumer Staples	6.1	6.4
Telecommunication Services	5.4	7.0
Utilities	1.5	1.9

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
Australia - 3.3%
Billabong International Ltd. (c)	2,270,647	$ 21,003
BlueScope Steel Ltd.	11,646,954	30,856
Commonwealth Bank of Australia	1,708,703	78,936
Goodman Group unit	19,769,557	10,597
Macquarie Group Ltd.	959,398	42,004
National Australia Bank Ltd.	2,104,205	55,578
QBE Insurance Group Ltd.	1,294,115	26,053
Wesfarmers Ltd.	1,132,580	28,252
Westfield Group unit	2,381,694	25,795
TOTAL AUSTRALIA		319,074
Bailiwick of Jersey - 0.9%
Experian PLC	2,838,100	26,047
Informa PLC	13,289,260	63,971
TOTAL BAILIWICK OF JERSEY		90,018
Belgium - 1.2%
Anheuser-Busch InBev SA NV	2,464,800	116,085
Bermuda - 0.7%
Aquarius Platinum Ltd. (United Kingdom)	1,418,333	6,071
Huabao International Holdings Ltd.	18,440,000	17,590
Ports Design Ltd.	3,505,500	9,447
Seadrill Ltd. (a)	1,843,300	38,501
TOTAL BERMUDA		71,609
Brazil - 1.7%
BM&F BOVESPA SA	3,185,694	20,530
Itau Unibanco Banco Multiplo SA ADR	1,357,950	25,991
Petroleo Brasileiro SA - Petrobras sponsored ADR	450,000	20,799
Vivo Participacoes SA sponsored ADR	3,178,500	77,079
Votorantim Celulose e Papel SA sponsored ADR (a)	1,516,333	20,834
TOTAL BRAZIL		165,233
British Virgin Islands - 0.2%
Playtech Ltd. (c)	3,758,978	22,202
Canada - 1.8%
Niko Resources Ltd.	498,400	40,319
Open Text Corp. (a)	1,280,300	47,767
PetroBakken Energy Ltd. Class A	1,642,716	47,362
Petrobank Energy & Resources Ltd. (a)	813,500	35,565
TOTAL CANADA		171,013
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - 0.5%
BaWang International (Group) Holding Ltd.	25,842,000	$ 10,501
Belle International Holdings Ltd.	9,788,000	9,882
China Dongxiang Group Co. Ltd.	23,300,000	14,236
China High Speed Transmission Equipment Group Co. Ltd.	580,000	1,163
Hengdeli Holdings Ltd.	38,664,000	12,590
TOTAL CAYMAN ISLANDS		48,372
China - 1.7%
Baidu.com, Inc. sponsored ADR (a)	47,700	18,027
BYD Co. Ltd. (H Shares) (a)(c)	4,827,000	44,194
NetEase.com, Inc. sponsored ADR (a)	344,153	13,291
Tencent Holdings Ltd.	1,526,800	26,586
ZTE Corp. (H Shares)	10,660,664	59,075
TOTAL CHINA		161,173
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(d)	21,633,000	1,243
Denmark - 1.8%
Novo Nordisk AS Series B	1,124,086	70,008
Vestas Wind Systems AS (a)	514,985	36,502
William Demant Holding AS (a)	927,000	66,256
TOTAL DENMARK		172,766
Finland - 0.3%
Nokian Tyres PLC	1,254,800	26,848
France - 9.1%
Accor SA	488,751	23,501
Air France KLM (Reg.) (a)	2,714,100	41,777
Alstom SA	520,583	36,254
Atos Origin SA (a)	488,826	22,975
AXA SA	2,972,466	73,921
BNP Paribas SA (c)	1,294,596	98,015
Cap Gemini SA	684,300	31,831
Credit Agricole SA	1,022,500	19,719
Danone	636,800	38,378
Iliad Group SA	509,521	55,259
LVMH Moet Hennessy - Louis Vuitton	272,400	28,320
Orpea (c)	573,528	25,910
Pernod Ricard SA (c)	381,300	31,865
PPR SA	347,600	38,036
Sanofi-Aventis	873,936	64,057
Schneider Electric SA	755,082	78,902
Common Stocks - continued
	Shares	Value (000s)
France - continued
Societe Generale Series A	435,228	$ 29,064
Total SA Series B	1,912,766	114,453
Unibail-Rodamco	118,400	26,300
TOTAL FRANCE		878,537
Germany - 8.4%
Aixtron AG (c)	2,531,500	75,883
BASF AG	731,041	39,265
Bayerische Motoren Werke AG (BMW)	1,079,563	52,893
Beiersdorf AG	592,600	36,538
Daimler AG (Reg.)	999,200	48,191
Deutsche Bank AG (c)	403,439	28,898
Deutsche Boerse AG	673,925	54,663
Deutsche Post AG	1,066,935	18,048
E.ON AG	3,371,600	129,445
GEA Group AG	2,094,883	39,551
HeidelbergCement AG	990,767	59,383
MAN SE	726,000	59,806
Metro AG	253,900	14,108
Munich Re Group (Reg.)	180,845	28,645
SGL Carbon AG (a)(c)	518,400	19,910
Siemens AG (Reg.)	1,129,666	101,693
TOTAL GERMANY		806,920
Greece - 1.0%
EFG Eurobank Ergasias SA	2,338,200	37,504
Hellenic Telecommunications Organization SA	1,372,559	23,228
National Bank of Greece SA (a)	1,031,400	38,384
TOTAL GREECE		99,116
Hong Kong - 1.6%
BYD Electronic International Co. Ltd. (a)	21,255,000	19,816
Cheung Kong Holdings Ltd.	3,103,000	39,382
Sinotruk Hong Kong Ltd.	18,985,500	22,575
Sun Hung Kai Properties Ltd.	2,745,000	41,589
Techtronic Industries Co. Ltd.	42,412,500	34,071
TOTAL HONG KONG		157,433
India - 0.8%
Indiabulls Real Estate Ltd. (a)	5,592,662	29,281
Common Stocks - continued
	Shares	Value (000s)
India - continued
Reliance Industries Ltd.	561,746	$ 22,746
Tata Steel Ltd.	2,910,000	28,785
TOTAL INDIA		80,812
Ireland - 0.9%
CRH PLC	1,516,200	37,060
Paddy Power PLC (Ireland)	1,445,597	46,332
TOTAL IRELAND		83,392
Israel - 0.5%
Teva Pharmaceutical Industries Ltd. sponsored ADR	889,200	44,887
Italy - 1.1%
Fiat SpA (a)	5,422,600	81,073
Intesa Sanpaolo SpA	5,602,109	23,701
TOTAL ITALY		104,774
Japan - 15.5%
Asics Corp.	2,007,000	17,891
Canon, Inc.	1,929,350	72,746
Denso Corp.	1,627,300	44,466
Don Quijote Co. Ltd.	544,300	14,547
Fanuc Ltd.	215,600	17,909
Goldcrest Co. Ltd.	437,930	13,294
Honda Motor Co. Ltd.	1,648,300	50,913
Japan Tobacco, Inc.	8,848	24,824
JSR Corp.	2,355,500	45,943
JTEKT Corp.	2,652,400	28,021
Keyence Corp.	178,600	35,458
Kirin Holdings Co. Ltd.	2,914,000	47,568
Mazda Motor Corp.	9,939,000	22,432
Misumi Group, Inc.	504,000	8,602
Mitsubishi Corp.	1,640,800	34,787
Mitsubishi UFJ Financial Group, Inc.	14,946,300	79,614
Mitsui & Co. Ltd.	3,594,700	47,212
Mitsui Sumitomo Insurance Group Holdings, Inc.	550,700	12,820
NHK Spring Co. Ltd.	1,257,000	9,815
Nichi-iko Pharmaceutical Co. Ltd.	595,800	17,724
Nitori Co. Ltd.	95,350	7,755
Nomura Holdings, Inc.	1,502,000	10,587
NSK Ltd.	4,995,000	29,021
Omron Corp.	3,868,200	65,139
ORIX Corp. (c)	1,108,220	71,589
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Rakuten, Inc.	72,690	$ 49,785
Ricoh Co. Ltd.	3,548,000	48,221
Sawai Pharmaceutical Co. Ltd.	160,300	9,116
Shin-Etsu Chemical Co., Ltd.	1,160,100	61,525
SMC Corp.	190,600	21,769
Softbank Corp.	2,914,400	68,678
Sumco Corp.	2,105,600	40,184
Sumitomo Mitsui Financial Group, Inc.	1,164,100	39,570
Takashimaya Co. Ltd.	1,270,000	8,563
THK Co. Ltd.	1,760,000	30,414
Tokio Marine Holdings, Inc.	1,837,000	46,975
Tokyo Electron Ltd.	1,411,400	79,405
Toshiba Corp.	9,890,000	56,528
Toyota Motor Corp.	2,418,700	95,488
TOTAL JAPAN		1,486,898
Korea (South) - 1.9%
KB Financial Group, Inc. (a)	513,900	24,628
Kia Motors Corp. (a)	1,825,750	27,019
Lotte Shopping Co. Ltd.	8,774	2,469
MegaStudy Co. Ltd.	9,710	2,012
NHN Corp. (a)	212,392	31,211
Samsung Electronics Co. Ltd.	92,093	55,212
Shinhan Financial Group Co. Ltd. (a)	1,073,070	40,564
TOTAL KOREA (SOUTH)		183,115
Luxembourg - 1.2%
ArcelorMittal SA (NY Shares) Class A (c)	1,738,100	59,130
Millicom International Cellular SA (a)	282,400	17,695
Tenaris SA	1,960,300	35,049
TOTAL LUXEMBOURG		111,874
Netherlands - 4.0%
Akzo Nobel NV	443,515	26,289
ASML Holding NV (Netherlands)	2,193,200	59,141
Gemalto NV (a)(c)	851,198	35,930
ING Groep NV (Certificaten Van Aandelen) unit (a)	2,749,300	35,776
James Hardie Industries NV unit (a)	5,823,130	36,894
Koninklijke Philips Electronics NV	2,558,200	64,260
Randstad Holdings NV (a)	2,088,334	79,593
Royal DSM NV	991,600	43,542
TOTAL NETHERLANDS		381,425
Common Stocks - continued
	Shares	Value (000s)
Netherlands Antilles - 0.2%
Schlumberger Ltd.	300,900	$ 18,716
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	69,900	433
Norway - 0.6%
DnB NOR ASA (a)	2,649,400	30,514
Pronova BioPharma ASA (a)	4,726,590	14,693
Sevan Marine ASA (a)	6,442,000	10,451
TOTAL NORWAY		55,658
Russia - 0.2%
Lukoil Oil Co. sponsored ADR	394,100	22,546
Singapore - 0.5%
CapitaLand Ltd.	7,827,000	22,692
Keppel Corp. Ltd.	4,295,000	24,678
TOTAL SINGAPORE		47,370
South Africa - 1.3%
AngloGold Ashanti Ltd. sponsored ADR	493,500	18,526
MTN Group Ltd.	5,254,600	79,029
Naspers Ltd. Class N	699,600	25,471
TOTAL SOUTH AFRICA		123,026
Spain - 3.3%
Banco Bilbao Vizcaya Argentaria SA	2,777,937	49,652
Banco Santander SA	4,558,672	73,354
NH Hoteles SA (a)	1,468,400	7,703
Telefonica SA	6,587,600	183,956
TOTAL SPAIN		314,665
Sweden - 0.9%
Elekta AB (B Shares) (c)	2,525,000	47,590
H&M Hennes & Mauritz AB (B Shares)	458,831	26,061
Intrum Justitia AB	1,050,299	12,941
TOTAL SWEDEN		86,592
Switzerland - 7.4%
Actelion Ltd. (Reg.) (a)	1,127,883	62,269
Adecco SA (Reg.)	510,576	22,889
BB BIOTECH AG	354,261	24,288
Nestle SA (Reg.)	3,291,221	153,383
Nobel Biocare Holding AG (Switzerland)	1,045,000	29,738
Partners Group Holding	176,756	21,722
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Roche Holding AG (participation certificate)	698,440	$ 112,107
Sonova Holding AG	717,038	73,933
Swiss Reinsurance Co. (Reg.)	886,145	36,289
Syngenta AG (Switzerland)	54,269	12,847
UBS AG (For. Reg.) (a)	5,619,552	93,686
Zurich Financial Services AG (Reg.)	285,674	65,676
TOTAL SWITZERLAND		708,827
Taiwan - 1.2%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,828,200	22,743
MediaTek, Inc.	3,030,000	42,249
Taiwan Semiconductor Manufacturing Co. Ltd.	14,076,998	25,440
Wintek Corp. (a)	31,505,000	20,902
TOTAL TAIWAN		111,334
Thailand - 0.2%
Bangkok Bank Ltd. PCL (For. Reg.)	7,297,800	24,495
United Kingdom - 21.1%
Aberdeen Asset Management PLC	16,751,676	36,359
Aegis Group PLC	7,593,391	13,714
Anglo American PLC (United Kingdom) (a)	1,394,300	50,705
Babcock International Group PLC	2,715,100	27,036
Barclays PLC	20,902,251	109,587
BG Group PLC	5,025,900	87,054
BG Group PLC sponsored ADR	207,400	17,932
BHP Billiton PLC	5,198,900	140,282
Bovis Homes Group PLC	1,163,900	7,871
BP PLC	20,706,100	194,086
British Land Co. PLC	2,271,863	17,613
Carphone Warehouse Group PLC	16,777,953	50,712
Cookson Group PLC	2,355,060	14,117
Debenhams PLC	15,195,156	19,434
Hays PLC	8,621,981	13,858
HSBC Holdings PLC:
(Hong Kong) (Reg.)	1,304,189	14,402
(United Kingdom) (Reg.)	22,639,714	250,263
IG Group Holdings PLC	5,301,405	26,268
Inchcape PLC (a)	28,272,600	13,624
InterContinental Hotel Group PLC	2,118,900	27,309
International Personal Finance PLC	9,709,188	32,726
Johnson Matthey PLC	1,048,300	24,302
Kesa Electricals PLC	6,483,219	14,146
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Lloyds TSB Group PLC (c)	2,818,153	$ 4,027
Man Group PLC	13,203,500	67,200
Misys PLC	7,892,600	26,836
Mothercare PLC	589,700	5,577
National Grid PLC	1,822,400	18,147
Prudential PLC	4,022,917	36,756
Reckitt Benckiser Group PLC	1,661,131	82,772
Rio Tinto PLC (Reg.)	2,944,944	130,239
Royal Dutch Shell PLC Class B	5,484,099	157,926
Segro PLC	4,129,500	23,933
Serco Group PLC	5,343,457	44,347
SSL International PLC	4,962,409	51,695
Standard Chartered PLC (United Kingdom)	2,710,473	66,773
Taylor Wimpey PLC (a)	44,868,072	27,271
The Game Group PLC	3,234,200	7,869
Vodafone Group PLC	8,963,743	19,761
Wolseley PLC (a)	1,433,164	29,130
Xstrata PLC	1,889,800	27,381
TOTAL UNITED KINGDOM		2,031,040
United States of America - 1.8%
Applied Materials, Inc.	1,598,400	19,500
AsiaInfo Holdings, Inc. (a)	451,200	9,953
Cisco Systems, Inc. (a)	793,800	18,138
Cummins, Inc.	583,700	25,134
Morgan Stanley	776,800	24,951
Regal-Beloit Corp.	697,800	32,713
Union Pacific Corp.	506,200	27,912
Visa, Inc. Class A	187,600	14,213
TOTAL UNITED STATES OF AMERICA		172,514
TOTAL COMMON STOCKS (Cost $8,842,335)		9,502,035
Nonconvertible Preferred Stocks - 0.5%

Italy - 0.5%
Intesa Sanpaolo SpA (Cost $50,572)	15,194,902	49,751
Money Market Funds - 1.9%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.20% (e)	15,474,527	$ 15,475
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	164,010,303	164,010
TOTAL MONEY MARKET FUNDS (Cost $179,485)		179,485
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $9,072,392)		9,731,271
NET OTHER ASSETS - (1.2)%		(118,780)
NET ASSETS - 100%		$ 9,612,491
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,533
Fidelity Securities Lending Cash Central Fund	5,870
Total	$ 8,403
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 1,469	$ 287	$ -	$ -	$ 1,243
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 2,031,040	$ 1,154,776	$ 876,264	$ -
Japan	1,486,898	-	1,486,898	-
France	878,537	626,106	252,431	-
Germany	806,920	628,138	178,782	-
Switzerland	708,827	602,294	106,533	-
Netherlands	381,425	185,354	196,071	-
Australia	319,074	-	319,074	-
Spain	314,665	7,703	306,962	-
Korea (South)	183,115	-	183,115	-
Other	2,441,285	1,727,985	713,300	-
Money Market Funds	179,485	179,485	-	-
Total Investments in Securities:	$ 9,731,271	$ 5,111,841	$ 4,619,430	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 6,158
Total Realized Gain (Loss)	(24,765)
Total Unrealized Gain (Loss)	21,068
Cost of Purchases	-
Proceeds of Sales	(2,461)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the Fund had a capital loss carryforward of approximately $2,277,316,000 of which $637,482,000 and $1,639,834,000 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $152,132) - See accompanying schedule: Unaffiliated issuers (cost $8,886,005)	$ 9,550,543
Fidelity Central Funds (cost $179,485)	179,485
Other affiliated issuers (cost $6,902)	1,243
Total Investments (cost $9,072,392)		$ 9,731,271
Foreign currency held at value (cost $276)		276
Receivable for investments sold		50,097
Receivable for fund shares sold		11,446
Dividends receivable		20,447
Distributions receivable from Fidelity Central Funds		91
Prepaid expenses		57
Other receivables		1,830
Total assets		9,815,515

Liabilities
Payable for investments purchased	$ 20,779
Payable for fund shares redeemed	8,076
Accrued management fee	6,381
Distribution fees payable	178
Other affiliated payables	2,248
Other payables and accrued expenses	1,352
Collateral on securities loaned, at value	164,010
Total liabilities		203,024

Net Assets		$ 9,612,491
Net Assets consist of:
Paid in capital		$ 11,266,246
Undistributed net investment income		106,024
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,418,545)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		658,766
Net Assets		$ 9,612,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($414,314 ÷ 14,500.4 shares)	$ 28.57

Maximum offering price per share (100/94.25 of $28.57)	$ 30.31
Class T: Net Asset Value and redemption price per share ($83,107 ÷ 2,931.0 shares)	$ 28.35

Maximum offering price per share (100/96.50 of $28.35)	$ 29.38
Class B: Net Asset Value and offering price per share ($16,266 ÷ 577.2 shares)A	$ 28.18

Class C: Net Asset Value and offering price per share ($43,200 ÷ 1,530.4 shares)A	$ 28.23

International Discovery: Net Asset Value, offering price and redemption price per share ($8,113,964 ÷ 281,804.7 shares)	$ 28.79

Class K: Net Asset Value, offering price and redemption price per share ($674,275 ÷ 23,431.4 shares)	$ 28.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($267,365 ÷ 9,291.6 shares)	$ 28.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2009

Investment Income
Dividends		$ 212,321
Interest		51
Income from Fidelity Central Funds		8,403
		220,775
Less foreign taxes withheld		(15,352)
Total income		205,423
Expenses
Management fee Basic fee	$ 56,270
Performance adjustment	4,707
Transfer agent fees	22,622
Distribution fees	1,771
Accounting and security lending fees	1,710
Custodian fees and expenses	1,136
Independent trustees' compensation	56
Registration fees	269
Audit	116
Legal	40
Miscellaneous	173
Total expenses before reductions	88,870
Expense reductions	(3,924)	84,946
Net investment income (loss)		120,477
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,013)	(1,725,841)
Foreign currency transactions	(9,795)
Futures contracts	(46,845)
Total net realized gain (loss)		(1,782,481)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $948)	3,267,445
Assets and liabilities in foreign currencies	982
Futures contracts	65,281
Total change in net unrealized appreciation (depreciation)		3,333,708
Net gain (loss)		1,551,227
Net increase (decrease) in net assets resulting from operations		$ 1,671,704

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 120,477	$ 190,750
Net realized gain (loss)	(1,782,481)	(664,568)
Change in net unrealized appreciation (depreciation)	3,333,708	(6,888,436)
Net increase (decrease) in net assets resulting from operations	1,671,704	(7,362,254)
Distributions to shareholders from net investment income	(107,705)	(129,574)
Distributions to shareholders from net realized gain	-	(528,706)
Total distributions	(107,705)	(658,280)
Share transactions - net increase (decrease)	250,490	1,069,130
Redemption fees	345	709
Total increase (decrease) in net assets	1,814,834	(6,950,695)

Net Assets
Beginning of period	7,797,657	14,748,352
End of period (including undistributed net investment income of $106,024 and undistributed net investment income of $120,184, respectively)	$ 9,612,491	$ 7,797,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.68	$ 47.34	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.31	.46	.44	.42	.28
Net realized and unrealized gain (loss)	4.84	(22.08)	11.76	7.19	2.88
Total from investment operations	5.15	(21.62)	12.20	7.61	3.16
Distributions from net investment income	(.26)	(.37)	(.35)	(.31)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.26)	(2.04)	(1.33)	(1.71)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.57	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Total Return B, C, D	22.14%	(47.65)%	34.54%	26.01%	11.53%
Ratios to Average Net Assets F, I
Expenses before reductions	1.37%	1.32%	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.37%	1.32%	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.32%	1.29%	1.22%	1.21%	1.36% A
Net investment income (loss)	1.28%	1.27%	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 414	$ 380	$ 417	$ 140	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 47.06	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.24	.33	.29	.27	.20
Net realized and unrealized gain (loss)	4.81	(21.94)	11.71	7.18	2.88
Total from investment operations	5.05	(21.61)	12.00	7.45	3.08
Distributions from net investment income	(.19)	(.29)	(.26)	(.24)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.19)	(1.96)	(1.24)	(1.64)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.35	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Total Return B, C, D	21.79%	(47.84)%	34.08%	25.49%	11.24%
Ratios to Average Net Assets F, I
Expenses before reductions	1.65%	1.68%	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.65%	1.68%	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.60%	1.64%	1.60%	1.65%	1.69% A
Net investment income (loss)	1.00%	.91%	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 83	$ 64	$ 53	$ 10	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.25	$ 46.70	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.12	.15	.08	.08	.08
Net realized and unrealized gain (loss)	4.81	(21.77)	11.64	7.19	2.87
Total from investment operations	4.93	(21.62)	11.72	7.27	2.95
Distributions from net investment income	-	(.16)	(.16)	(.11)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	-	(1.83)	(1.14)	(1.51)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.18	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Total Return B, C, D	21.20%	(48.11)%	33.37%	24.91%	10.76%
Ratios to Average Net Assets F, I
Expenses before reductions	2.16%	2.19%	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.16%	2.19%	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.11%	2.15%	2.10%	2.19%	2.18% A
Net investment income (loss)	.49%	.40%	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 16	$ 15	$ 17	$ 4	$ 1
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.31	$ 46.82	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.12	.15	.09	.11	.13
Net realized and unrealized gain (loss)	4.82	(21.82)	11.66	7.19	2.87
Total from investment operations	4.94	(21.67)	11.75	7.30	3.00
Distributions from net investment income	(.02)	(.17)	(.14)	(.12)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.02)	(1.84)	(1.12)	(1.52)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.23	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Total Return B, C, D	21.22%	(48.10)%	33.38%	24.97%	10.94%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.17%	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.14%	2.17%	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.09%	2.13%	2.08%	2.11%	1.98% A
Net investment income (loss)	.51%	.42%	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 36	$ 28	$ 6	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.88	$ 47.68	$ 36.67	$ 30.65	$ 25.31
Income from Investment Operations
Net investment income (loss) B	.37	.57	.53	.48	.37
Net realized and unrealized gain (loss)	4.88	(22.29)	11.84	7.25	5.24
Total from investment operations	5.25	(21.72)	12.37	7.73	5.61
Distributions from net investment income	(.34)	(.41)	(.38)	(.31)	(.15)
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	(.12)
Total distributions	(.34)	(2.08)	(1.36)	(1.71)	(.27)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 28.79	$ 23.88	$ 47.68	$ 36.67	$ 30.65
Total Return A	22.47%	(47.55)%	34.85%	26.34%	22.29%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.09%	1.04%	1.09%	1.08%
Expenses net of fee waivers, if any	1.12%	1.09%	1.04%	1.08%	1.07%
Expenses net of all reductions	1.07%	1.05%	1.00%	1.03%	1.01%
Net investment income (loss)	1.53%	1.51%	1.30%	1.41%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 8,114	$ 6,999	$ 14,176	$ 8,054	$ 3,949
Portfolio turnover rate D	98%	79%	56%	56%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.44	.10
Net realized and unrealized gain (loss)	4.86	(16.52)
Total from investment operations	5.30	(16.42)
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 28.78	$ 23.90
Total Return B, C	22.80%	(40.72)%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.93% A
Expenses net of fee waivers, if any	.88%	.93% A
Expenses net of all reductions	.83%	.89% A
Net investment income (loss)	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 674	$ 145
Portfolio turnover rate F	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 47.73	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.39	.53	.55	.51	.38
Net realized and unrealized gain (loss)	4.86	(22.24)	11.85	7.25	2.89
Total from investment operations	5.25	(21.71)	12.40	7.76	3.27
Distributions from net investment income	(.39)	(.44)	(.40)	(.33)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.39)	(2.11)	(1.38)	(1.73)	-
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 28.77	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Total Return B, C	22.52%	(47.51)%	34.93%	26.45%	11.93%
Ratios to Average Net Assets E, H
Expenses before reductions	1.05%	1.05%	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	1.05%	1.05%	.97%	1.00%	.97% A
Expenses net of all reductions	1.00%	1.01%	.94%	.95%	.90% A
Net investment income (loss)	1.60%	1.54%	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 267	$ 159	$ 58	$ 28	$ 10
Portfolio turnover rate F	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Discovery, Class K, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between International Discovery and Class K to eligible shareholders of International Discovery. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,358,596
Gross unrealized depreciation	(852,016)
Net unrealized appreciation (depreciation)	$ 506,580

Tax Cost	$ 9,224,691

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 118,414
Capital loss carryforward	$ (2,277,316)
Net unrealized appreciation (depreciation)	$ 506,467

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 107,705	$ 164,399
Long-term Capital Gains	-	493,881
Total	$ 107,705	$ 658,280

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Investments in Derivative Instruments - continued

Objectives and Strategies for Investing in Derivative Instruments - continued

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Annual Report

4. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ (46,845)	$ 65,281

Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ (46,845)	$ 65,281

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $(46,845) for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $65,281 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,226,481 and $7,402,980, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 889	$ 67
Class T	.25%	.25%	336	-
Class B	.75%	.25%	141	106
Class C	.75%	.25%	405	66
			$ 1,771	$ 239

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 67
Class T	13
Class B*	38
Class C*	7
$ 125

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,079.30
Class T	227.34
Class B	48.34
Class C	132.33
International Discovery	20,392.30
Class K	280.06
Institutional Class	464.23
	$ 22,622

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $40 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,870.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,500. The weighted average interest rate was .43%. The interest expense amounted to two hundred and thirty dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,919 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 3,982	$ 3,599
Class T	533	387
Class B	-	67
Class C	30	123
International Discovery	96,783	124,823
Class K	3,616	-
Institutional Class	2,761	575
Total	$ 107,705	$ 129,574

Annual Report

11. Distributions to Shareholders - continued

Years ended October 31,	2009	2008
From net realized gain
Class A	$ -	$ 16,423
Class T	-	2,244
Class B	-	719
Class C	-	1,185
International Discovery	-	505,958
Institutional Class	-	2,177
Total	$ -	$ 528,706

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B	2008 A	2009 B	2008 A
Class A
Shares sold	5,354	13,337	$ 128,318	$ 505,827
Reinvestment of distributions	132	252	2,786	11,025
Shares redeemed	(7,017)	(6,361)	(163,223)	(213,706)
Net increase (decrease)	(1,531)	7,228	$ (32,119)	$ 303,146
Class T
Shares sold	1,335	2,322	$ 31,263	$ 87,236
Reinvestment of distributions	24	59	507	2,571
Shares redeemed	(1,140)	(800)	(25,765)	(27,654)
Net increase (decrease)	219	1,581	$ 6,005	$ 62,153
Class B
Shares sold	161	487	$ 3,835	$ 18,856
Reinvestment of distributions	-	17	-	721
Shares redeemed	(227)	(228)	(5,155)	(7,554)
Net increase (decrease)	(66)	276	$ (1,320)	$ 12,023
Class C
Shares sold	920	1,350	$ 20,539	$ 51,762
Reinvestment of distributions	1	25	26	1,076
Shares redeemed	(953)	(405)	(22,201)	(13,335)
Net increase (decrease)	(32)	970	$ (1,636)	$ 39,503
International Discovery
Shares sold	74,803	98,885	$ 1,831,653	$ 3,784,869
Conversion to Class K	(12,549)	(6,197)	(279,461)	(182,264)
Reinvestment of distributions	4,362	13,646	92,471	600,976
Shares redeemed	(77,871)	(110,609)	(1,831,786)	(3,914,448)
Net increase (decrease)	(11,255)	(4,275)	$ (187,123)	$ 289,133

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009 B	2008 A	2009 B	2008 A
Class K
Shares sold	10,015	215	$ 246,074	$ 6,017
Conversion from International Discovery	12,572	6,197	279,461	182,264
Reinvestment of distributions	171	-	3,616	-
Shares redeemed	(5,401)	(338)	(128,754)	(8,716)
Net increase (decrease)	17,357	6,074	$ 400,397	$ 179,565
Institutional Class
Shares sold	10,440	7,551	$ 235,326	$ 243,799
Reinvestment of distributions	41	42	875	1,852
Shares redeemed	(7,843)	(2,148)	(169,915)	(62,044)
Net increase (decrease)	2,638	5,445	$ 66,286	$ 183,607

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Conversion transactions for Class K and (International Discovery) are for the period (November 1, 2008) through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
K Class	12/07/09	12/04/09	$0.411	$0.040

K Class designates 100% of the dividend distributed in December 2008 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
K Class	12/08/08	$0.460	$0.0406

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class K), as well as the fund's relative investment performance for each class (except Class K) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) of the fund was in the third quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the investment performance of Fidelity International Discovery (retail class) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Discovery (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, Fidelity International Discovery (retail class), and Class K ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

IGI-K-UANN-1209
1.863305.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Discovery
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	15.11%	4.50%	4.09%
Class T (incl. 3.50% sales charge) B, E	17.53%	4.64%	4.16%
Class B (incl. contingent deferred sales charge) C, E	16.20%	4.55%	4.28%
Class C (incl. contingent deferred sales charge) D , E	20.22%	4.93%	4.31%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0% respectively.

E Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Discovery Fund - Class A on October 31, 1999 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Class A took place on January 6, 2005. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor International Discovery Fund: For the 12 months ending October 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned 22.14%, 21.79%, 21.20% and 21.22%, respectively (excluding sales charges), lagging the MSCI EAFE. The fund's long-term focus on higher-quality stocks hindered performance as lower-quality, higher-risk stocks led the market rebound. Stock selection was weakest in financials, as the higher-quality, Japanese names I favored lagged the lower-quality, cheaply priced European banks I avoided. Disappointments from Japan included investment bank Nomura Holdings, consumer finance company Promise and Sumitomo Mitsui Financial, a large bank. I sold Promise before period end. Stock picks and underweightings in materials and industrials, as well as stock selection and currency exposure in Europe, Japan and Australia, also hindered performance. Not owning the Australian shares of BHP Billiton, a metals and mining giant in the index, hampered returns. Strong stock selection in China, Brazil and Canada -markets that are not in the index - as well as in information technology, along with an underweighting in the more defensive utilities sector, aided results. Avoiding index component Volkswagen, the German car maker, and owning ZTE, a Chinese telecommunications equipment company that is not in the index, were especially helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.35%
Actual		$ 1,000.00	$ 1,274.30	$ 7.74
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.66%
Actual		$ 1,000.00	$ 1,272.40	$ 9.51
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.44
Class B	2.17%
Actual		$ 1,000.00	$ 1,269.40	$ 12.41
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Class C	2.16%
Actual		$ 1,000.00	$ 1,269.90	$ 12.36
HypotheticalA		$ 1,000.00	$ 1,014.32	$ 10.97
International Discovery	1.11%
Actual		$ 1,000.00	$ 1,276.20	$ 6.37
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Class K	.88%
Actual		$ 1,000.00	$ 1,278.00	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Institutional Class	1.02%
Actual		$ 1,000.00	$ 1,276.40	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom 21.1%
Japan 15.5%
France 9.1%
Germany 8.4%
Switzerland 7.4%
Netherlands 4.0%
Australia 3.3%
Spain 3.3%
United States of America 2.5%
Other 25.4%

As of April 30, 2009
Japan 22.9%
United Kingdom 20.8%
Germany 9.0%
Switzerland 8.3%
France 7.6%
United States of America 3.6%
Australia 3.4%
Netherlands 2.5%
Spain 2.4%
Other 19.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	99.3	97.8
Short-Term Investments and Net Other Assets	0.7	2.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.7	1.8
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	0.7
Telefonica SA (Spain, Diversified Telecommunication Services)	1.9	1.5
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.7
Nestle SA (Reg.) (Switzerland, Food Products)	1.6	1.7
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.7
Rio Tinto PLC (Reg.) (United Kingdom, Metals & Mining)	1.4	1.1
E.ON AG (Germany, Electric Utilities)	1.3	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	0.9
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.2	1.5
	16.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.0	23.6
Information Technology	12.1	10.2
Industrials	11.6	7.2
Consumer Discretionary	11.6	14.1
Materials	9.5	6.3
Energy	8.9	7.9
Health Care	7.6	9.6
Consumer Staples	6.1	6.4
Telecommunication Services	5.4	7.0
Utilities	1.5	1.9

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
Australia - 3.3%
Billabong International Ltd. (c)	2,270,647	$ 21,003
BlueScope Steel Ltd.	11,646,954	30,856
Commonwealth Bank of Australia	1,708,703	78,936
Goodman Group unit	19,769,557	10,597
Macquarie Group Ltd.	959,398	42,004
National Australia Bank Ltd.	2,104,205	55,578
QBE Insurance Group Ltd.	1,294,115	26,053
Wesfarmers Ltd.	1,132,580	28,252
Westfield Group unit	2,381,694	25,795
TOTAL AUSTRALIA		319,074
Bailiwick of Jersey - 0.9%
Experian PLC	2,838,100	26,047
Informa PLC	13,289,260	63,971
TOTAL BAILIWICK OF JERSEY		90,018
Belgium - 1.2%
Anheuser-Busch InBev SA NV	2,464,800	116,085
Bermuda - 0.7%
Aquarius Platinum Ltd. (United Kingdom)	1,418,333	6,071
Huabao International Holdings Ltd.	18,440,000	17,590
Ports Design Ltd.	3,505,500	9,447
Seadrill Ltd. (a)	1,843,300	38,501
TOTAL BERMUDA		71,609
Brazil - 1.7%
BM&F BOVESPA SA	3,185,694	20,530
Itau Unibanco Banco Multiplo SA ADR	1,357,950	25,991
Petroleo Brasileiro SA - Petrobras sponsored ADR	450,000	20,799
Vivo Participacoes SA sponsored ADR	3,178,500	77,079
Votorantim Celulose e Papel SA sponsored ADR (a)	1,516,333	20,834
TOTAL BRAZIL		165,233
British Virgin Islands - 0.2%
Playtech Ltd. (c)	3,758,978	22,202
Canada - 1.8%
Niko Resources Ltd.	498,400	40,319
Open Text Corp. (a)	1,280,300	47,767
PetroBakken Energy Ltd. Class A	1,642,716	47,362
Petrobank Energy & Resources Ltd. (a)	813,500	35,565
TOTAL CANADA		171,013
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - 0.5%
BaWang International (Group) Holding Ltd.	25,842,000	$ 10,501
Belle International Holdings Ltd.	9,788,000	9,882
China Dongxiang Group Co. Ltd.	23,300,000	14,236
China High Speed Transmission Equipment Group Co. Ltd.	580,000	1,163
Hengdeli Holdings Ltd.	38,664,000	12,590
TOTAL CAYMAN ISLANDS		48,372
China - 1.7%
Baidu.com, Inc. sponsored ADR (a)	47,700	18,027
BYD Co. Ltd. (H Shares) (a)(c)	4,827,000	44,194
NetEase.com, Inc. sponsored ADR (a)	344,153	13,291
Tencent Holdings Ltd.	1,526,800	26,586
ZTE Corp. (H Shares)	10,660,664	59,075
TOTAL CHINA		161,173
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(d)	21,633,000	1,243
Denmark - 1.8%
Novo Nordisk AS Series B	1,124,086	70,008
Vestas Wind Systems AS (a)	514,985	36,502
William Demant Holding AS (a)	927,000	66,256
TOTAL DENMARK		172,766
Finland - 0.3%
Nokian Tyres PLC	1,254,800	26,848
France - 9.1%
Accor SA	488,751	23,501
Air France KLM (Reg.) (a)	2,714,100	41,777
Alstom SA	520,583	36,254
Atos Origin SA (a)	488,826	22,975
AXA SA	2,972,466	73,921
BNP Paribas SA (c)	1,294,596	98,015
Cap Gemini SA	684,300	31,831
Credit Agricole SA	1,022,500	19,719
Danone	636,800	38,378
Iliad Group SA	509,521	55,259
LVMH Moet Hennessy - Louis Vuitton	272,400	28,320
Orpea (c)	573,528	25,910
Pernod Ricard SA (c)	381,300	31,865
PPR SA	347,600	38,036
Sanofi-Aventis	873,936	64,057
Schneider Electric SA	755,082	78,902
Common Stocks - continued
	Shares	Value (000s)
France - continued
Societe Generale Series A	435,228	$ 29,064
Total SA Series B	1,912,766	114,453
Unibail-Rodamco	118,400	26,300
TOTAL FRANCE		878,537
Germany - 8.4%
Aixtron AG (c)	2,531,500	75,883
BASF AG	731,041	39,265
Bayerische Motoren Werke AG (BMW)	1,079,563	52,893
Beiersdorf AG	592,600	36,538
Daimler AG (Reg.)	999,200	48,191
Deutsche Bank AG (c)	403,439	28,898
Deutsche Boerse AG	673,925	54,663
Deutsche Post AG	1,066,935	18,048
E.ON AG	3,371,600	129,445
GEA Group AG	2,094,883	39,551
HeidelbergCement AG	990,767	59,383
MAN SE	726,000	59,806
Metro AG	253,900	14,108
Munich Re Group (Reg.)	180,845	28,645
SGL Carbon AG (a)(c)	518,400	19,910
Siemens AG (Reg.)	1,129,666	101,693
TOTAL GERMANY		806,920
Greece - 1.0%
EFG Eurobank Ergasias SA	2,338,200	37,504
Hellenic Telecommunications Organization SA	1,372,559	23,228
National Bank of Greece SA (a)	1,031,400	38,384
TOTAL GREECE		99,116
Hong Kong - 1.6%
BYD Electronic International Co. Ltd. (a)	21,255,000	19,816
Cheung Kong Holdings Ltd.	3,103,000	39,382
Sinotruk Hong Kong Ltd.	18,985,500	22,575
Sun Hung Kai Properties Ltd.	2,745,000	41,589
Techtronic Industries Co. Ltd.	42,412,500	34,071
TOTAL HONG KONG		157,433
India - 0.8%
Indiabulls Real Estate Ltd. (a)	5,592,662	29,281
Common Stocks - continued
	Shares	Value (000s)
India - continued
Reliance Industries Ltd.	561,746	$ 22,746
Tata Steel Ltd.	2,910,000	28,785
TOTAL INDIA		80,812
Ireland - 0.9%
CRH PLC	1,516,200	37,060
Paddy Power PLC (Ireland)	1,445,597	46,332
TOTAL IRELAND		83,392
Israel - 0.5%
Teva Pharmaceutical Industries Ltd. sponsored ADR	889,200	44,887
Italy - 1.1%
Fiat SpA (a)	5,422,600	81,073
Intesa Sanpaolo SpA	5,602,109	23,701
TOTAL ITALY		104,774
Japan - 15.5%
Asics Corp.	2,007,000	17,891
Canon, Inc.	1,929,350	72,746
Denso Corp.	1,627,300	44,466
Don Quijote Co. Ltd.	544,300	14,547
Fanuc Ltd.	215,600	17,909
Goldcrest Co. Ltd.	437,930	13,294
Honda Motor Co. Ltd.	1,648,300	50,913
Japan Tobacco, Inc.	8,848	24,824
JSR Corp.	2,355,500	45,943
JTEKT Corp.	2,652,400	28,021
Keyence Corp.	178,600	35,458
Kirin Holdings Co. Ltd.	2,914,000	47,568
Mazda Motor Corp.	9,939,000	22,432
Misumi Group, Inc.	504,000	8,602
Mitsubishi Corp.	1,640,800	34,787
Mitsubishi UFJ Financial Group, Inc.	14,946,300	79,614
Mitsui & Co. Ltd.	3,594,700	47,212
Mitsui Sumitomo Insurance Group Holdings, Inc.	550,700	12,820
NHK Spring Co. Ltd.	1,257,000	9,815
Nichi-iko Pharmaceutical Co. Ltd.	595,800	17,724
Nitori Co. Ltd.	95,350	7,755
Nomura Holdings, Inc.	1,502,000	10,587
NSK Ltd.	4,995,000	29,021
Omron Corp.	3,868,200	65,139
ORIX Corp. (c)	1,108,220	71,589
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Rakuten, Inc.	72,690	$ 49,785
Ricoh Co. Ltd.	3,548,000	48,221
Sawai Pharmaceutical Co. Ltd.	160,300	9,116
Shin-Etsu Chemical Co., Ltd.	1,160,100	61,525
SMC Corp.	190,600	21,769
Softbank Corp.	2,914,400	68,678
Sumco Corp.	2,105,600	40,184
Sumitomo Mitsui Financial Group, Inc.	1,164,100	39,570
Takashimaya Co. Ltd.	1,270,000	8,563
THK Co. Ltd.	1,760,000	30,414
Tokio Marine Holdings, Inc.	1,837,000	46,975
Tokyo Electron Ltd.	1,411,400	79,405
Toshiba Corp.	9,890,000	56,528
Toyota Motor Corp.	2,418,700	95,488
TOTAL JAPAN		1,486,898
Korea (South) - 1.9%
KB Financial Group, Inc. (a)	513,900	24,628
Kia Motors Corp. (a)	1,825,750	27,019
Lotte Shopping Co. Ltd.	8,774	2,469
MegaStudy Co. Ltd.	9,710	2,012
NHN Corp. (a)	212,392	31,211
Samsung Electronics Co. Ltd.	92,093	55,212
Shinhan Financial Group Co. Ltd. (a)	1,073,070	40,564
TOTAL KOREA (SOUTH)		183,115
Luxembourg - 1.2%
ArcelorMittal SA (NY Shares) Class A (c)	1,738,100	59,130
Millicom International Cellular SA (a)	282,400	17,695
Tenaris SA	1,960,300	35,049
TOTAL LUXEMBOURG		111,874
Netherlands - 4.0%
Akzo Nobel NV	443,515	26,289
ASML Holding NV (Netherlands)	2,193,200	59,141
Gemalto NV (a)(c)	851,198	35,930
ING Groep NV (Certificaten Van Aandelen) unit (a)	2,749,300	35,776
James Hardie Industries NV unit (a)	5,823,130	36,894
Koninklijke Philips Electronics NV	2,558,200	64,260
Randstad Holdings NV (a)	2,088,334	79,593
Royal DSM NV	991,600	43,542
TOTAL NETHERLANDS		381,425
Common Stocks - continued
	Shares	Value (000s)
Netherlands Antilles - 0.2%
Schlumberger Ltd.	300,900	$ 18,716
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	69,900	433
Norway - 0.6%
DnB NOR ASA (a)	2,649,400	30,514
Pronova BioPharma ASA (a)	4,726,590	14,693
Sevan Marine ASA (a)	6,442,000	10,451
TOTAL NORWAY		55,658
Russia - 0.2%
Lukoil Oil Co. sponsored ADR	394,100	22,546
Singapore - 0.5%
CapitaLand Ltd.	7,827,000	22,692
Keppel Corp. Ltd.	4,295,000	24,678
TOTAL SINGAPORE		47,370
South Africa - 1.3%
AngloGold Ashanti Ltd. sponsored ADR	493,500	18,526
MTN Group Ltd.	5,254,600	79,029
Naspers Ltd. Class N	699,600	25,471
TOTAL SOUTH AFRICA		123,026
Spain - 3.3%
Banco Bilbao Vizcaya Argentaria SA	2,777,937	49,652
Banco Santander SA	4,558,672	73,354
NH Hoteles SA (a)	1,468,400	7,703
Telefonica SA	6,587,600	183,956
TOTAL SPAIN		314,665
Sweden - 0.9%
Elekta AB (B Shares) (c)	2,525,000	47,590
H&M Hennes & Mauritz AB (B Shares)	458,831	26,061
Intrum Justitia AB	1,050,299	12,941
TOTAL SWEDEN		86,592
Switzerland - 7.4%
Actelion Ltd. (Reg.) (a)	1,127,883	62,269
Adecco SA (Reg.)	510,576	22,889
BB BIOTECH AG	354,261	24,288
Nestle SA (Reg.)	3,291,221	153,383
Nobel Biocare Holding AG (Switzerland)	1,045,000	29,738
Partners Group Holding	176,756	21,722
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Roche Holding AG (participation certificate)	698,440	$ 112,107
Sonova Holding AG	717,038	73,933
Swiss Reinsurance Co. (Reg.)	886,145	36,289
Syngenta AG (Switzerland)	54,269	12,847
UBS AG (For. Reg.) (a)	5,619,552	93,686
Zurich Financial Services AG (Reg.)	285,674	65,676
TOTAL SWITZERLAND		708,827
Taiwan - 1.2%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,828,200	22,743
MediaTek, Inc.	3,030,000	42,249
Taiwan Semiconductor Manufacturing Co. Ltd.	14,076,998	25,440
Wintek Corp. (a)	31,505,000	20,902
TOTAL TAIWAN		111,334
Thailand - 0.2%
Bangkok Bank Ltd. PCL (For. Reg.)	7,297,800	24,495
United Kingdom - 21.1%
Aberdeen Asset Management PLC	16,751,676	36,359
Aegis Group PLC	7,593,391	13,714
Anglo American PLC (United Kingdom) (a)	1,394,300	50,705
Babcock International Group PLC	2,715,100	27,036
Barclays PLC	20,902,251	109,587
BG Group PLC	5,025,900	87,054
BG Group PLC sponsored ADR	207,400	17,932
BHP Billiton PLC	5,198,900	140,282
Bovis Homes Group PLC	1,163,900	7,871
BP PLC	20,706,100	194,086
British Land Co. PLC	2,271,863	17,613
Carphone Warehouse Group PLC	16,777,953	50,712
Cookson Group PLC	2,355,060	14,117
Debenhams PLC	15,195,156	19,434
Hays PLC	8,621,981	13,858
HSBC Holdings PLC:
(Hong Kong) (Reg.)	1,304,189	14,402
(United Kingdom) (Reg.)	22,639,714	250,263
IG Group Holdings PLC	5,301,405	26,268
Inchcape PLC (a)	28,272,600	13,624
InterContinental Hotel Group PLC	2,118,900	27,309
International Personal Finance PLC	9,709,188	32,726
Johnson Matthey PLC	1,048,300	24,302
Kesa Electricals PLC	6,483,219	14,146
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Lloyds TSB Group PLC (c)	2,818,153	$ 4,027
Man Group PLC	13,203,500	67,200
Misys PLC	7,892,600	26,836
Mothercare PLC	589,700	5,577
National Grid PLC	1,822,400	18,147
Prudential PLC	4,022,917	36,756
Reckitt Benckiser Group PLC	1,661,131	82,772
Rio Tinto PLC (Reg.)	2,944,944	130,239
Royal Dutch Shell PLC Class B	5,484,099	157,926
Segro PLC	4,129,500	23,933
Serco Group PLC	5,343,457	44,347
SSL International PLC	4,962,409	51,695
Standard Chartered PLC (United Kingdom)	2,710,473	66,773
Taylor Wimpey PLC (a)	44,868,072	27,271
The Game Group PLC	3,234,200	7,869
Vodafone Group PLC	8,963,743	19,761
Wolseley PLC (a)	1,433,164	29,130
Xstrata PLC	1,889,800	27,381
TOTAL UNITED KINGDOM		2,031,040
United States of America - 1.8%
Applied Materials, Inc.	1,598,400	19,500
AsiaInfo Holdings, Inc. (a)	451,200	9,953
Cisco Systems, Inc. (a)	793,800	18,138
Cummins, Inc.	583,700	25,134
Morgan Stanley	776,800	24,951
Regal-Beloit Corp.	697,800	32,713
Union Pacific Corp.	506,200	27,912
Visa, Inc. Class A	187,600	14,213
TOTAL UNITED STATES OF AMERICA		172,514
TOTAL COMMON STOCKS (Cost $8,842,335)		9,502,035
Nonconvertible Preferred Stocks - 0.5%

Italy - 0.5%
Intesa Sanpaolo SpA (Cost $50,572)	15,194,902	49,751
Money Market Funds - 1.9%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.20% (e)	15,474,527	$ 15,475
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	164,010,303	164,010
TOTAL MONEY MARKET FUNDS (Cost $179,485)		179,485
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $9,072,392)		9,731,271
NET OTHER ASSETS - (1.2)%		(118,780)
NET ASSETS - 100%		$ 9,612,491
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,533
Fidelity Securities Lending Cash Central Fund	5,870
Total	$ 8,403
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 1,469	$ 287	$ -	$ -	$ 1,243
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 2,031,040	$ 1,154,776	$ 876,264	$ -
Japan	1,486,898	-	1,486,898	-
France	878,537	626,106	252,431	-
Germany	806,920	628,138	178,782	-
Switzerland	708,827	602,294	106,533	-
Netherlands	381,425	185,354	196,071	-
Australia	319,074	-	319,074	-
Spain	314,665	7,703	306,962	-
Korea (South)	183,115	-	183,115	-
Other	2,441,285	1,727,985	713,300	-
Money Market Funds	179,485	179,485	-	-
Total Investments in Securities:	$ 9,731,271	$ 5,111,841	$ 4,619,430	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 6,158
Total Realized Gain (Loss)	(24,765)
Total Unrealized Gain (Loss)	21,068
Cost of Purchases	-
Proceeds of Sales	(2,461)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the Fund had a capital loss carryforward of approximately $2,277,316,000 of which $637,482,000 and $1,639,834,000 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $152,132) - See accompanying schedule: Unaffiliated issuers (cost $8,886,005)	$ 9,550,543
Fidelity Central Funds (cost $179,485)	179,485
Other affiliated issuers (cost $6,902)	1,243
Total Investments (cost $9,072,392)		$ 9,731,271
Foreign currency held at value (cost $276)		276
Receivable for investments sold		50,097
Receivable for fund shares sold		11,446
Dividends receivable		20,447
Distributions receivable from Fidelity Central Funds		91
Prepaid expenses		57
Other receivables		1,830
Total assets		9,815,515

Liabilities
Payable for investments purchased	$ 20,779
Payable for fund shares redeemed	8,076
Accrued management fee	6,381
Distribution fees payable	178
Other affiliated payables	2,248
Other payables and accrued expenses	1,352
Collateral on securities loaned, at value	164,010
Total liabilities		203,024

Net Assets		$ 9,612,491
Net Assets consist of:
Paid in capital		$ 11,266,246
Undistributed net investment income		106,024
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,418,545)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		658,766
Net Assets		$ 9,612,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($414,314 ÷ 14,500.4 shares)	$ 28.57

Maximum offering price per share (100/94.25 of $28.57)	$ 30.31
Class T: Net Asset Value and redemption price per share ($83,107 ÷ 2,931.0 shares)	$ 28.35

Maximum offering price per share (100/96.50 of $28.35)	$ 29.38
Class B: Net Asset Value and offering price per share ($16,266 ÷ 577.2 shares)A	$ 28.18

Class C: Net Asset Value and offering price per share ($43,200 ÷ 1,530.4 shares)A	$ 28.23

International Discovery: Net Asset Value, offering price and redemption price per share ($8,113,964 ÷ 281,804.7 shares)	$ 28.79

Class K: Net Asset Value, offering price and redemption price per share ($674,275 ÷ 23,431.4 shares)	$ 28.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($267,365 ÷ 9,291.6 shares)	$ 28.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2009

Investment Income
Dividends		$ 212,321
Interest		51
Income from Fidelity Central Funds		8,403
		220,775
Less foreign taxes withheld		(15,352)
Total income		205,423
Expenses
Management fee Basic fee	$ 56,270
Performance adjustment	4,707
Transfer agent fees	22,622
Distribution fees	1,771
Accounting and security lending fees	1,710
Custodian fees and expenses	1,136
Independent trustees' compensation	56
Registration fees	269
Audit	116
Legal	40
Miscellaneous	173
Total expenses before reductions	88,870
Expense reductions	(3,924)	84,946
Net investment income (loss)		120,477
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,013)	(1,725,841)
Foreign currency transactions	(9,795)
Futures contracts	(46,845)
Total net realized gain (loss)		(1,782,481)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $948)	3,267,445
Assets and liabilities in foreign currencies	982
Futures contracts	65,281
Total change in net unrealized appreciation (depreciation)		3,333,708
Net gain (loss)		1,551,227
Net increase (decrease) in net assets resulting from operations		$ 1,671,704

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 120,477	$ 190,750
Net realized gain (loss)	(1,782,481)	(664,568)
Change in net unrealized appreciation (depreciation)	3,333,708	(6,888,436)
Net increase (decrease) in net assets resulting from operations	1,671,704	(7,362,254)
Distributions to shareholders from net investment income	(107,705)	(129,574)
Distributions to shareholders from net realized gain	-	(528,706)
Total distributions	(107,705)	(658,280)
Share transactions - net increase (decrease)	250,490	1,069,130
Redemption fees	345	709
Total increase (decrease) in net assets	1,814,834	(6,950,695)

Net Assets
Beginning of period	7,797,657	14,748,352
End of period (including undistributed net investment income of $106,024 and undistributed net investment income of $120,184, respectively)	$ 9,612,491	$ 7,797,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.68	$ 47.34	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.31	.46	.44	.42	.28
Net realized and unrealized gain (loss)	4.84	(22.08)	11.76	7.19	2.88
Total from investment operations	5.15	(21.62)	12.20	7.61	3.16
Distributions from net investment income	(.26)	(.37)	(.35)	(.31)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.26)	(2.04)	(1.33)	(1.71)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.57	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Total Return B, C, D	22.14%	(47.65)%	34.54%	26.01%	11.53%
Ratios to Average Net Assets F, I
Expenses before reductions	1.37%	1.32%	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.37%	1.32%	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.32%	1.29%	1.22%	1.21%	1.36% A
Net investment income (loss)	1.28%	1.27%	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 414	$ 380	$ 417	$ 140	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 47.06	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.24	.33	.29	.27	.20
Net realized and unrealized gain (loss)	4.81	(21.94)	11.71	7.18	2.88
Total from investment operations	5.05	(21.61)	12.00	7.45	3.08
Distributions from net investment income	(.19)	(.29)	(.26)	(.24)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.19)	(1.96)	(1.24)	(1.64)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.35	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Total Return B, C, D	21.79%	(47.84)%	34.08%	25.49%	11.24%
Ratios to Average Net Assets F, I
Expenses before reductions	1.65%	1.68%	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.65%	1.68%	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.60%	1.64%	1.60%	1.65%	1.69% A
Net investment income (loss)	1.00%	.91%	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 83	$ 64	$ 53	$ 10	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.25	$ 46.70	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.12	.15	.08	.08	.08
Net realized and unrealized gain (loss)	4.81	(21.77)	11.64	7.19	2.87
Total from investment operations	4.93	(21.62)	11.72	7.27	2.95
Distributions from net investment income	-	(.16)	(.16)	(.11)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	-	(1.83)	(1.14)	(1.51)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.18	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Total Return B, C, D	21.20%	(48.11)%	33.37%	24.91%	10.76%
Ratios to Average Net Assets F, I
Expenses before reductions	2.16%	2.19%	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.16%	2.19%	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.11%	2.15%	2.10%	2.19%	2.18% A
Net investment income (loss)	.49%	.40%	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 16	$ 15	$ 17	$ 4	$ 1
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.31	$ 46.82	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.12	.15	.09	.11	.13
Net realized and unrealized gain (loss)	4.82	(21.82)	11.66	7.19	2.87
Total from investment operations	4.94	(21.67)	11.75	7.30	3.00
Distributions from net investment income	(.02)	(.17)	(.14)	(.12)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.02)	(1.84)	(1.12)	(1.52)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.23	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Total Return B, C, D	21.22%	(48.10)%	33.38%	24.97%	10.94%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.17%	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.14%	2.17%	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.09%	2.13%	2.08%	2.11%	1.98% A
Net investment income (loss)	.51%	.42%	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 36	$ 28	$ 6	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.88	$ 47.68	$ 36.67	$ 30.65	$ 25.31
Income from Investment Operations
Net investment income (loss) B	.37	.57	.53	.48	.37
Net realized and unrealized gain (loss)	4.88	(22.29)	11.84	7.25	5.24
Total from investment operations	5.25	(21.72)	12.37	7.73	5.61
Distributions from net investment income	(.34)	(.41)	(.38)	(.31)	(.15)
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	(.12)
Total distributions	(.34)	(2.08)	(1.36)	(1.71)	(.27)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 28.79	$ 23.88	$ 47.68	$ 36.67	$ 30.65
Total Return A	22.47%	(47.55)%	34.85%	26.34%	22.29%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.09%	1.04%	1.09%	1.08%
Expenses net of fee waivers, if any	1.12%	1.09%	1.04%	1.08%	1.07%
Expenses net of all reductions	1.07%	1.05%	1.00%	1.03%	1.01%
Net investment income (loss)	1.53%	1.51%	1.30%	1.41%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 8,114	$ 6,999	$ 14,176	$ 8,054	$ 3,949
Portfolio turnover rate D	98%	79%	56%	56%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.44	.10
Net realized and unrealized gain (loss)	4.86	(16.52)
Total from investment operations	5.30	(16.42)
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 28.78	$ 23.90
Total Return B, C	22.80%	(40.72)%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.93% A
Expenses net of fee waivers, if any	.88%	.93% A
Expenses net of all reductions	.83%	.89% A
Net investment income (loss)	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 674	$ 145
Portfolio turnover rate F	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 47.73	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.39	.53	.55	.51	.38
Net realized and unrealized gain (loss)	4.86	(22.24)	11.85	7.25	2.89
Total from investment operations	5.25	(21.71)	12.40	7.76	3.27
Distributions from net investment income	(.39)	(.44)	(.40)	(.33)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.39)	(2.11)	(1.38)	(1.73)	-
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 28.77	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Total Return B, C	22.52%	(47.51)%	34.93%	26.45%	11.93%
Ratios to Average Net Assets E, H
Expenses before reductions	1.05%	1.05%	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	1.05%	1.05%	.97%	1.00%	.97% A
Expenses net of all reductions	1.00%	1.01%	.94%	.95%	.90% A
Net investment income (loss)	1.60%	1.54%	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 267	$ 159	$ 58	$ 28	$ 10
Portfolio turnover rate F	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Discovery, Class K, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between International Discovery and Class K to eligible shareholders of International Discovery. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,358,596
Gross unrealized depreciation	(852,016)
Net unrealized appreciation (depreciation)	$ 506,580

Tax Cost	$ 9,224,691

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 118,414
Capital loss carryforward	$ (2,277,316)
Net unrealized appreciation (depreciation)	$ 506,467

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 107,705	$ 164,399
Long-term Capital Gains	-	493,881
Total	$ 107,705	$ 658,280

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Investments in Derivative Instruments - continued

Objectives and Strategies for Investing in Derivative Instruments - continued

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Annual Report

4. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ (46,845)	$ 65,281

Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ (46,845)	$ 65,281

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $(46,845) for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $65,281 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,226,481 and $7,402,980, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 889	$ 67
Class T	.25%	.25%	336	-
Class B	.75%	.25%	141	106
Class C	.75%	.25%	405	66
			$ 1,771	$ 239

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 67
Class T	13
Class B*	38
Class C*	7
$ 125

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,079.30
Class T	227.34
Class B	48.34
Class C	132.33
International Discovery	20,392.30
Class K	280.06
Institutional Class	464.23
	$ 22,622

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $40 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,870.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,500. The weighted average interest rate was .43%. The interest expense amounted to two hundred and thirty dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,919 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 3,982	$ 3,599
Class T	533	387
Class B	-	67
Class C	30	123
International Discovery	96,783	124,823
Class K	3,616	-
Institutional Class	2,761	575
Total	$ 107,705	$ 129,574

Annual Report

11. Distributions to Shareholders - continued

Years ended October 31,	2009	2008
From net realized gain
Class A	$ -	$ 16,423
Class T	-	2,244
Class B	-	719
Class C	-	1,185
International Discovery	-	505,958
Institutional Class	-	2,177
Total	$ -	$ 528,706

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B	2008 A	2009 B	2008 A
Class A
Shares sold	5,354	13,337	$ 128,318	$ 505,827
Reinvestment of distributions	132	252	2,786	11,025
Shares redeemed	(7,017)	(6,361)	(163,223)	(213,706)
Net increase (decrease)	(1,531)	7,228	$ (32,119)	$ 303,146
Class T
Shares sold	1,335	2,322	$ 31,263	$ 87,236
Reinvestment of distributions	24	59	507	2,571
Shares redeemed	(1,140)	(800)	(25,765)	(27,654)
Net increase (decrease)	219	1,581	$ 6,005	$ 62,153
Class B
Shares sold	161	487	$ 3,835	$ 18,856
Reinvestment of distributions	-	17	-	721
Shares redeemed	(227)	(228)	(5,155)	(7,554)
Net increase (decrease)	(66)	276	$ (1,320)	$ 12,023
Class C
Shares sold	920	1,350	$ 20,539	$ 51,762
Reinvestment of distributions	1	25	26	1,076
Shares redeemed	(953)	(405)	(22,201)	(13,335)
Net increase (decrease)	(32)	970	$ (1,636)	$ 39,503
International Discovery
Shares sold	74,803	98,885	$ 1,831,653	$ 3,784,869
Conversion to Class K	(12,549)	(6,197)	(279,461)	(182,264)
Reinvestment of distributions	4,362	13,646	92,471	600,976
Shares redeemed	(77,871)	(110,609)	(1,831,786)	(3,914,448)
Net increase (decrease)	(11,255)	(4,275)	$ (187,123)	$ 289,133

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009 B	2008 A	2009 B	2008 A
Class K
Shares sold	10,015	215	$ 246,074	$ 6,017
Conversion from International Discovery	12,572	6,197	279,461	182,264
Reinvestment of distributions	171	-	3,616	-
Shares redeemed	(5,401)	(338)	(128,754)	(8,716)
Net increase (decrease)	17,357	6,074	$ 400,397	$ 179,565
Institutional Class
Shares sold	10,440	7,551	$ 235,326	$ 243,799
Reinvestment of distributions	41	42	875	1,852
Shares redeemed	(7,843)	(2,148)	(169,915)	(62,044)
Net increase (decrease)	2,638	5,445	$ 66,286	$ 183,607

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Conversion transactions for Class K and (International Discovery) are for the period (November 1, 2008) through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.280	$0.040
Class T	12/07/09	12/04/09	$0.213	$0.040
Class B	12/07/09	12/04/09	$0.064	$0.040
Class C	12/07/09	12/04/09	$0.046	$0.040

Class A, T, B and C designate 100% of the dividends distributed in December, 2008, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/08	$0.301	$0.0406
Class T	12/08/08	$0.232	$0.0406
Class B	12/08/08	$0.000	$0.000
Class C	12/08/08	$0.060	$0.0406

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class K), as well as the fund's relative investment performance for each class (except Class K) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) of the fund was in the third quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the investment performance of Fidelity International Discovery (retail class) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Discovery (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, Fidelity International Discovery (retail class), and Class K ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AID-UANN-1209
1.806656.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Discovery
Fund - Institutional Class

Annual Report

October 31, 2009

Institutional Class is
a class of Fidelity®
International Discovery Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A, B	22.52%	6.08%	4.87%

A The initial offering of Institutional Class shares took place on January 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Discovery Fund - Institutional Class, a class of the fund, on October 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Institutional Class took place on January 6, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor International Discovery Fund: For the 12 months ending October 31, 2009, the fund's Institutional Class shares returned 22.52%, lagging the MSCI EAFE. The fund's long-term focus on higher-quality stocks hindered performance as lower-quality, higher-risk stocks led the market rebound. Stock selection was weakest in financials, as the higher-quality, Japanese names I favored lagged the lower-quality, cheaply priced European banks I avoided. Disappointments from Japan included investment bank Nomura Holdings, consumer finance company Promise and Sumitomo Mitsui Financial, a large bank. I sold Promise before period end. Stock picks and underweightings in materials and industrials, as well as stock selection and currency exposure in Europe, Japan and Australia, also hindered performance. Not owning the Australian shares of BHP Billiton, a metals and mining giant in the index, hampered returns. Strong stock selection in China, Brazil and Canada - markets that are not in the index - as well as in information technology, along with an underweighting in the more defensive utilities sector, aided results. Avoiding index component Volkswagen, the German car maker, and owning ZTE, a Chinese telecommunications equipment company that is not in the index, were especially helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.35%
Actual		$ 1,000.00	$ 1,274.30	$ 7.74
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.66%
Actual		$ 1,000.00	$ 1,272.40	$ 9.51
HypotheticalA		$ 1,000.00	$ 1,016.84	$ 8.44
Class B	2.17%
Actual		$ 1,000.00	$ 1,269.40	$ 12.41
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Class C	2.16%
Actual		$ 1,000.00	$ 1,269.90	$ 12.36
HypotheticalA		$ 1,000.00	$ 1,014.32	$ 10.97
International Discovery	1.11%
Actual		$ 1,000.00	$ 1,276.20	$ 6.37
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Class K	.88%
Actual		$ 1,000.00	$ 1,278.00	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Institutional Class	1.02%
Actual		$ 1,000.00	$ 1,276.40	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom 21.1%
Japan 15.5%
France 9.1%
Germany 8.4%
Switzerland 7.4%
Netherlands 4.0%
Australia 3.3%
Spain 3.3%
United States of America 2.5%
Other 25.4%

As of April 30, 2009
Japan 22.9%
United Kingdom 20.8%
Germany 9.0%
Switzerland 8.3%
France 7.6%
United States of America 3.6%
Australia 3.4%
Netherlands 2.5%
Spain 2.4%
Other 19.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	99.3	97.8
Short-Term Investments and Net Other Assets	0.7	2.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.7	1.8
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	0.7
Telefonica SA (Spain, Diversified Telecommunication Services)	1.9	1.5
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.7
Nestle SA (Reg.) (Switzerland, Food Products)	1.6	1.7
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	1.7
Rio Tinto PLC (Reg.) (United Kingdom, Metals & Mining)	1.4	1.1
E.ON AG (Germany, Electric Utilities)	1.3	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	0.9
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.2	1.5
	16.4
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.0	23.6
Information Technology	12.1	10.2
Industrials	11.6	7.2
Consumer Discretionary	11.6	14.1
Materials	9.5	6.3
Energy	8.9	7.9
Health Care	7.6	9.6
Consumer Staples	6.1	6.4
Telecommunication Services	5.4	7.0
Utilities	1.5	1.9

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
Australia - 3.3%
Billabong International Ltd. (c)	2,270,647	$ 21,003
BlueScope Steel Ltd.	11,646,954	30,856
Commonwealth Bank of Australia	1,708,703	78,936
Goodman Group unit	19,769,557	10,597
Macquarie Group Ltd.	959,398	42,004
National Australia Bank Ltd.	2,104,205	55,578
QBE Insurance Group Ltd.	1,294,115	26,053
Wesfarmers Ltd.	1,132,580	28,252
Westfield Group unit	2,381,694	25,795
TOTAL AUSTRALIA		319,074
Bailiwick of Jersey - 0.9%
Experian PLC	2,838,100	26,047
Informa PLC	13,289,260	63,971
TOTAL BAILIWICK OF JERSEY		90,018
Belgium - 1.2%
Anheuser-Busch InBev SA NV	2,464,800	116,085
Bermuda - 0.7%
Aquarius Platinum Ltd. (United Kingdom)	1,418,333	6,071
Huabao International Holdings Ltd.	18,440,000	17,590
Ports Design Ltd.	3,505,500	9,447
Seadrill Ltd. (a)	1,843,300	38,501
TOTAL BERMUDA		71,609
Brazil - 1.7%
BM&F BOVESPA SA	3,185,694	20,530
Itau Unibanco Banco Multiplo SA ADR	1,357,950	25,991
Petroleo Brasileiro SA - Petrobras sponsored ADR	450,000	20,799
Vivo Participacoes SA sponsored ADR	3,178,500	77,079
Votorantim Celulose e Papel SA sponsored ADR (a)	1,516,333	20,834
TOTAL BRAZIL		165,233
British Virgin Islands - 0.2%
Playtech Ltd. (c)	3,758,978	22,202
Canada - 1.8%
Niko Resources Ltd.	498,400	40,319
Open Text Corp. (a)	1,280,300	47,767
PetroBakken Energy Ltd. Class A	1,642,716	47,362
Petrobank Energy & Resources Ltd. (a)	813,500	35,565
TOTAL CANADA		171,013
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - 0.5%
BaWang International (Group) Holding Ltd.	25,842,000	$ 10,501
Belle International Holdings Ltd.	9,788,000	9,882
China Dongxiang Group Co. Ltd.	23,300,000	14,236
China High Speed Transmission Equipment Group Co. Ltd.	580,000	1,163
Hengdeli Holdings Ltd.	38,664,000	12,590
TOTAL CAYMAN ISLANDS		48,372
China - 1.7%
Baidu.com, Inc. sponsored ADR (a)	47,700	18,027
BYD Co. Ltd. (H Shares) (a)(c)	4,827,000	44,194
NetEase.com, Inc. sponsored ADR (a)	344,153	13,291
Tencent Holdings Ltd.	1,526,800	26,586
ZTE Corp. (H Shares)	10,660,664	59,075
TOTAL CHINA		161,173
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(d)	21,633,000	1,243
Denmark - 1.8%
Novo Nordisk AS Series B	1,124,086	70,008
Vestas Wind Systems AS (a)	514,985	36,502
William Demant Holding AS (a)	927,000	66,256
TOTAL DENMARK		172,766
Finland - 0.3%
Nokian Tyres PLC	1,254,800	26,848
France - 9.1%
Accor SA	488,751	23,501
Air France KLM (Reg.) (a)	2,714,100	41,777
Alstom SA	520,583	36,254
Atos Origin SA (a)	488,826	22,975
AXA SA	2,972,466	73,921
BNP Paribas SA (c)	1,294,596	98,015
Cap Gemini SA	684,300	31,831
Credit Agricole SA	1,022,500	19,719
Danone	636,800	38,378
Iliad Group SA	509,521	55,259
LVMH Moet Hennessy - Louis Vuitton	272,400	28,320
Orpea (c)	573,528	25,910
Pernod Ricard SA (c)	381,300	31,865
PPR SA	347,600	38,036
Sanofi-Aventis	873,936	64,057
Schneider Electric SA	755,082	78,902
Common Stocks - continued
	Shares	Value (000s)
France - continued
Societe Generale Series A	435,228	$ 29,064
Total SA Series B	1,912,766	114,453
Unibail-Rodamco	118,400	26,300
TOTAL FRANCE		878,537
Germany - 8.4%
Aixtron AG (c)	2,531,500	75,883
BASF AG	731,041	39,265
Bayerische Motoren Werke AG (BMW)	1,079,563	52,893
Beiersdorf AG	592,600	36,538
Daimler AG (Reg.)	999,200	48,191
Deutsche Bank AG (c)	403,439	28,898
Deutsche Boerse AG	673,925	54,663
Deutsche Post AG	1,066,935	18,048
E.ON AG	3,371,600	129,445
GEA Group AG	2,094,883	39,551
HeidelbergCement AG	990,767	59,383
MAN SE	726,000	59,806
Metro AG	253,900	14,108
Munich Re Group (Reg.)	180,845	28,645
SGL Carbon AG (a)(c)	518,400	19,910
Siemens AG (Reg.)	1,129,666	101,693
TOTAL GERMANY		806,920
Greece - 1.0%
EFG Eurobank Ergasias SA	2,338,200	37,504
Hellenic Telecommunications Organization SA	1,372,559	23,228
National Bank of Greece SA (a)	1,031,400	38,384
TOTAL GREECE		99,116
Hong Kong - 1.6%
BYD Electronic International Co. Ltd. (a)	21,255,000	19,816
Cheung Kong Holdings Ltd.	3,103,000	39,382
Sinotruk Hong Kong Ltd.	18,985,500	22,575
Sun Hung Kai Properties Ltd.	2,745,000	41,589
Techtronic Industries Co. Ltd.	42,412,500	34,071
TOTAL HONG KONG		157,433
India - 0.8%
Indiabulls Real Estate Ltd. (a)	5,592,662	29,281
Common Stocks - continued
	Shares	Value (000s)
India - continued
Reliance Industries Ltd.	561,746	$ 22,746
Tata Steel Ltd.	2,910,000	28,785
TOTAL INDIA		80,812
Ireland - 0.9%
CRH PLC	1,516,200	37,060
Paddy Power PLC (Ireland)	1,445,597	46,332
TOTAL IRELAND		83,392
Israel - 0.5%
Teva Pharmaceutical Industries Ltd. sponsored ADR	889,200	44,887
Italy - 1.1%
Fiat SpA (a)	5,422,600	81,073
Intesa Sanpaolo SpA	5,602,109	23,701
TOTAL ITALY		104,774
Japan - 15.5%
Asics Corp.	2,007,000	17,891
Canon, Inc.	1,929,350	72,746
Denso Corp.	1,627,300	44,466
Don Quijote Co. Ltd.	544,300	14,547
Fanuc Ltd.	215,600	17,909
Goldcrest Co. Ltd.	437,930	13,294
Honda Motor Co. Ltd.	1,648,300	50,913
Japan Tobacco, Inc.	8,848	24,824
JSR Corp.	2,355,500	45,943
JTEKT Corp.	2,652,400	28,021
Keyence Corp.	178,600	35,458
Kirin Holdings Co. Ltd.	2,914,000	47,568
Mazda Motor Corp.	9,939,000	22,432
Misumi Group, Inc.	504,000	8,602
Mitsubishi Corp.	1,640,800	34,787
Mitsubishi UFJ Financial Group, Inc.	14,946,300	79,614
Mitsui & Co. Ltd.	3,594,700	47,212
Mitsui Sumitomo Insurance Group Holdings, Inc.	550,700	12,820
NHK Spring Co. Ltd.	1,257,000	9,815
Nichi-iko Pharmaceutical Co. Ltd.	595,800	17,724
Nitori Co. Ltd.	95,350	7,755
Nomura Holdings, Inc.	1,502,000	10,587
NSK Ltd.	4,995,000	29,021
Omron Corp.	3,868,200	65,139
ORIX Corp. (c)	1,108,220	71,589
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Rakuten, Inc.	72,690	$ 49,785
Ricoh Co. Ltd.	3,548,000	48,221
Sawai Pharmaceutical Co. Ltd.	160,300	9,116
Shin-Etsu Chemical Co., Ltd.	1,160,100	61,525
SMC Corp.	190,600	21,769
Softbank Corp.	2,914,400	68,678
Sumco Corp.	2,105,600	40,184
Sumitomo Mitsui Financial Group, Inc.	1,164,100	39,570
Takashimaya Co. Ltd.	1,270,000	8,563
THK Co. Ltd.	1,760,000	30,414
Tokio Marine Holdings, Inc.	1,837,000	46,975
Tokyo Electron Ltd.	1,411,400	79,405
Toshiba Corp.	9,890,000	56,528
Toyota Motor Corp.	2,418,700	95,488
TOTAL JAPAN		1,486,898
Korea (South) - 1.9%
KB Financial Group, Inc. (a)	513,900	24,628
Kia Motors Corp. (a)	1,825,750	27,019
Lotte Shopping Co. Ltd.	8,774	2,469
MegaStudy Co. Ltd.	9,710	2,012
NHN Corp. (a)	212,392	31,211
Samsung Electronics Co. Ltd.	92,093	55,212
Shinhan Financial Group Co. Ltd. (a)	1,073,070	40,564
TOTAL KOREA (SOUTH)		183,115
Luxembourg - 1.2%
ArcelorMittal SA (NY Shares) Class A (c)	1,738,100	59,130
Millicom International Cellular SA (a)	282,400	17,695
Tenaris SA	1,960,300	35,049
TOTAL LUXEMBOURG		111,874
Netherlands - 4.0%
Akzo Nobel NV	443,515	26,289
ASML Holding NV (Netherlands)	2,193,200	59,141
Gemalto NV (a)(c)	851,198	35,930
ING Groep NV (Certificaten Van Aandelen) unit (a)	2,749,300	35,776
James Hardie Industries NV unit (a)	5,823,130	36,894
Koninklijke Philips Electronics NV	2,558,200	64,260
Randstad Holdings NV (a)	2,088,334	79,593
Royal DSM NV	991,600	43,542
TOTAL NETHERLANDS		381,425
Common Stocks - continued
	Shares	Value (000s)
Netherlands Antilles - 0.2%
Schlumberger Ltd.	300,900	$ 18,716
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	69,900	433
Norway - 0.6%
DnB NOR ASA (a)	2,649,400	30,514
Pronova BioPharma ASA (a)	4,726,590	14,693
Sevan Marine ASA (a)	6,442,000	10,451
TOTAL NORWAY		55,658
Russia - 0.2%
Lukoil Oil Co. sponsored ADR	394,100	22,546
Singapore - 0.5%
CapitaLand Ltd.	7,827,000	22,692
Keppel Corp. Ltd.	4,295,000	24,678
TOTAL SINGAPORE		47,370
South Africa - 1.3%
AngloGold Ashanti Ltd. sponsored ADR	493,500	18,526
MTN Group Ltd.	5,254,600	79,029
Naspers Ltd. Class N	699,600	25,471
TOTAL SOUTH AFRICA		123,026
Spain - 3.3%
Banco Bilbao Vizcaya Argentaria SA	2,777,937	49,652
Banco Santander SA	4,558,672	73,354
NH Hoteles SA (a)	1,468,400	7,703
Telefonica SA	6,587,600	183,956
TOTAL SPAIN		314,665
Sweden - 0.9%
Elekta AB (B Shares) (c)	2,525,000	47,590
H&M Hennes & Mauritz AB (B Shares)	458,831	26,061
Intrum Justitia AB	1,050,299	12,941
TOTAL SWEDEN		86,592
Switzerland - 7.4%
Actelion Ltd. (Reg.) (a)	1,127,883	62,269
Adecco SA (Reg.)	510,576	22,889
BB BIOTECH AG	354,261	24,288
Nestle SA (Reg.)	3,291,221	153,383
Nobel Biocare Holding AG (Switzerland)	1,045,000	29,738
Partners Group Holding	176,756	21,722
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Roche Holding AG (participation certificate)	698,440	$ 112,107
Sonova Holding AG	717,038	73,933
Swiss Reinsurance Co. (Reg.)	886,145	36,289
Syngenta AG (Switzerland)	54,269	12,847
UBS AG (For. Reg.) (a)	5,619,552	93,686
Zurich Financial Services AG (Reg.)	285,674	65,676
TOTAL SWITZERLAND		708,827
Taiwan - 1.2%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,828,200	22,743
MediaTek, Inc.	3,030,000	42,249
Taiwan Semiconductor Manufacturing Co. Ltd.	14,076,998	25,440
Wintek Corp. (a)	31,505,000	20,902
TOTAL TAIWAN		111,334
Thailand - 0.2%
Bangkok Bank Ltd. PCL (For. Reg.)	7,297,800	24,495
United Kingdom - 21.1%
Aberdeen Asset Management PLC	16,751,676	36,359
Aegis Group PLC	7,593,391	13,714
Anglo American PLC (United Kingdom) (a)	1,394,300	50,705
Babcock International Group PLC	2,715,100	27,036
Barclays PLC	20,902,251	109,587
BG Group PLC	5,025,900	87,054
BG Group PLC sponsored ADR	207,400	17,932
BHP Billiton PLC	5,198,900	140,282
Bovis Homes Group PLC	1,163,900	7,871
BP PLC	20,706,100	194,086
British Land Co. PLC	2,271,863	17,613
Carphone Warehouse Group PLC	16,777,953	50,712
Cookson Group PLC	2,355,060	14,117
Debenhams PLC	15,195,156	19,434
Hays PLC	8,621,981	13,858
HSBC Holdings PLC:
(Hong Kong) (Reg.)	1,304,189	14,402
(United Kingdom) (Reg.)	22,639,714	250,263
IG Group Holdings PLC	5,301,405	26,268
Inchcape PLC (a)	28,272,600	13,624
InterContinental Hotel Group PLC	2,118,900	27,309
International Personal Finance PLC	9,709,188	32,726
Johnson Matthey PLC	1,048,300	24,302
Kesa Electricals PLC	6,483,219	14,146
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Lloyds TSB Group PLC (c)	2,818,153	$ 4,027
Man Group PLC	13,203,500	67,200
Misys PLC	7,892,600	26,836
Mothercare PLC	589,700	5,577
National Grid PLC	1,822,400	18,147
Prudential PLC	4,022,917	36,756
Reckitt Benckiser Group PLC	1,661,131	82,772
Rio Tinto PLC (Reg.)	2,944,944	130,239
Royal Dutch Shell PLC Class B	5,484,099	157,926
Segro PLC	4,129,500	23,933
Serco Group PLC	5,343,457	44,347
SSL International PLC	4,962,409	51,695
Standard Chartered PLC (United Kingdom)	2,710,473	66,773
Taylor Wimpey PLC (a)	44,868,072	27,271
The Game Group PLC	3,234,200	7,869
Vodafone Group PLC	8,963,743	19,761
Wolseley PLC (a)	1,433,164	29,130
Xstrata PLC	1,889,800	27,381
TOTAL UNITED KINGDOM		2,031,040
United States of America - 1.8%
Applied Materials, Inc.	1,598,400	19,500
AsiaInfo Holdings, Inc. (a)	451,200	9,953
Cisco Systems, Inc. (a)	793,800	18,138
Cummins, Inc.	583,700	25,134
Morgan Stanley	776,800	24,951
Regal-Beloit Corp.	697,800	32,713
Union Pacific Corp.	506,200	27,912
Visa, Inc. Class A	187,600	14,213
TOTAL UNITED STATES OF AMERICA		172,514
TOTAL COMMON STOCKS (Cost $8,842,335)		9,502,035
Nonconvertible Preferred Stocks - 0.5%

Italy - 0.5%
Intesa Sanpaolo SpA (Cost $50,572)	15,194,902	49,751
Money Market Funds - 1.9%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.20% (e)	15,474,527	$ 15,475
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	164,010,303	164,010
TOTAL MONEY MARKET FUNDS (Cost $179,485)		179,485
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $9,072,392)		9,731,271
NET OTHER ASSETS - (1.2)%		(118,780)
NET ASSETS - 100%		$ 9,612,491
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,533
Fidelity Securities Lending Cash Central Fund	5,870
Total	$ 8,403
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 1,469	$ 287	$ -	$ -	$ 1,243
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 2,031,040	$ 1,154,776	$ 876,264	$ -
Japan	1,486,898	-	1,486,898	-
France	878,537	626,106	252,431	-
Germany	806,920	628,138	178,782	-
Switzerland	708,827	602,294	106,533	-
Netherlands	381,425	185,354	196,071	-
Australia	319,074	-	319,074	-
Spain	314,665	7,703	306,962	-
Korea (South)	183,115	-	183,115	-
Other	2,441,285	1,727,985	713,300	-
Money Market Funds	179,485	179,485	-	-
Total Investments in Securities:	$ 9,731,271	$ 5,111,841	$ 4,619,430	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 6,158
Total Realized Gain (Loss)	(24,765)
Total Unrealized Gain (Loss)	21,068
Cost of Purchases	-
Proceeds of Sales	(2,461)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the Fund had a capital loss carryforward of approximately $2,277,316,000 of which $637,482,000 and $1,639,834,000 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $152,132) - See accompanying schedule: Unaffiliated issuers (cost $8,886,005)	$ 9,550,543
Fidelity Central Funds (cost $179,485)	179,485
Other affiliated issuers (cost $6,902)	1,243
Total Investments (cost $9,072,392)		$ 9,731,271
Foreign currency held at value (cost $276)		276
Receivable for investments sold		50,097
Receivable for fund shares sold		11,446
Dividends receivable		20,447
Distributions receivable from Fidelity Central Funds		91
Prepaid expenses		57
Other receivables		1,830
Total assets		9,815,515

Liabilities
Payable for investments purchased	$ 20,779
Payable for fund shares redeemed	8,076
Accrued management fee	6,381
Distribution fees payable	178
Other affiliated payables	2,248
Other payables and accrued expenses	1,352
Collateral on securities loaned, at value	164,010
Total liabilities		203,024

Net Assets		$ 9,612,491
Net Assets consist of:
Paid in capital		$ 11,266,246
Undistributed net investment income		106,024
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,418,545)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		658,766
Net Assets		$ 9,612,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($414,314 ÷ 14,500.4 shares)	$ 28.57

Maximum offering price per share (100/94.25 of $28.57)	$ 30.31
Class T: Net Asset Value and redemption price per share ($83,107 ÷ 2,931.0 shares)	$ 28.35

Maximum offering price per share (100/96.50 of $28.35)	$ 29.38
Class B: Net Asset Value and offering price per share ($16,266 ÷ 577.2 shares)A	$ 28.18

Class C: Net Asset Value and offering price per share ($43,200 ÷ 1,530.4 shares)A	$ 28.23

International Discovery: Net Asset Value, offering price and redemption price per share ($8,113,964 ÷ 281,804.7 shares)	$ 28.79

Class K: Net Asset Value, offering price and redemption price per share ($674,275 ÷ 23,431.4 shares)	$ 28.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($267,365 ÷ 9,291.6 shares)	$ 28.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2009

Investment Income
Dividends		$ 212,321
Interest		51
Income from Fidelity Central Funds		8,403
		220,775
Less foreign taxes withheld		(15,352)
Total income		205,423
Expenses
Management fee Basic fee	$ 56,270
Performance adjustment	4,707
Transfer agent fees	22,622
Distribution fees	1,771
Accounting and security lending fees	1,710
Custodian fees and expenses	1,136
Independent trustees' compensation	56
Registration fees	269
Audit	116
Legal	40
Miscellaneous	173
Total expenses before reductions	88,870
Expense reductions	(3,924)	84,946
Net investment income (loss)		120,477
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,013)	(1,725,841)
Foreign currency transactions	(9,795)
Futures contracts	(46,845)
Total net realized gain (loss)		(1,782,481)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $948)	3,267,445
Assets and liabilities in foreign currencies	982
Futures contracts	65,281
Total change in net unrealized appreciation (depreciation)		3,333,708
Net gain (loss)		1,551,227
Net increase (decrease) in net assets resulting from operations		$ 1,671,704

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 120,477	$ 190,750
Net realized gain (loss)	(1,782,481)	(664,568)
Change in net unrealized appreciation (depreciation)	3,333,708	(6,888,436)
Net increase (decrease) in net assets resulting from operations	1,671,704	(7,362,254)
Distributions to shareholders from net investment income	(107,705)	(129,574)
Distributions to shareholders from net realized gain	-	(528,706)
Total distributions	(107,705)	(658,280)
Share transactions - net increase (decrease)	250,490	1,069,130
Redemption fees	345	709
Total increase (decrease) in net assets	1,814,834	(6,950,695)

Net Assets
Beginning of period	7,797,657	14,748,352
End of period (including undistributed net investment income of $106,024 and undistributed net investment income of $120,184, respectively)	$ 9,612,491	$ 7,797,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.68	$ 47.34	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.31	.46	.44	.42	.28
Net realized and unrealized gain (loss)	4.84	(22.08)	11.76	7.19	2.88
Total from investment operations	5.15	(21.62)	12.20	7.61	3.16
Distributions from net investment income	(.26)	(.37)	(.35)	(.31)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.26)	(2.04)	(1.33)	(1.71)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.57	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Total Return B, C, D	22.14%	(47.65)%	34.54%	26.01%	11.53%
Ratios to Average Net Assets F, I
Expenses before reductions	1.37%	1.32%	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.37%	1.32%	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.32%	1.29%	1.22%	1.21%	1.36% A
Net investment income (loss)	1.28%	1.27%	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 414	$ 380	$ 417	$ 140	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 47.06	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.24	.33	.29	.27	.20
Net realized and unrealized gain (loss)	4.81	(21.94)	11.71	7.18	2.88
Total from investment operations	5.05	(21.61)	12.00	7.45	3.08
Distributions from net investment income	(.19)	(.29)	(.26)	(.24)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.19)	(1.96)	(1.24)	(1.64)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.35	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Total Return B, C, D	21.79%	(47.84)%	34.08%	25.49%	11.24%
Ratios to Average Net Assets F, I
Expenses before reductions	1.65%	1.68%	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.65%	1.68%	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.60%	1.64%	1.60%	1.65%	1.69% A
Net investment income (loss)	1.00%	.91%	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 83	$ 64	$ 53	$ 10	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.25	$ 46.70	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.12	.15	.08	.08	.08
Net realized and unrealized gain (loss)	4.81	(21.77)	11.64	7.19	2.87
Total from investment operations	4.93	(21.62)	11.72	7.27	2.95
Distributions from net investment income	-	(.16)	(.16)	(.11)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	-	(1.83)	(1.14)	(1.51)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.18	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Total Return B, C, D	21.20%	(48.11)%	33.37%	24.91%	10.76%
Ratios to Average Net Assets F, I
Expenses before reductions	2.16%	2.19%	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.16%	2.19%	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.11%	2.15%	2.10%	2.19%	2.18% A
Net investment income (loss)	.49%	.40%	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 16	$ 15	$ 17	$ 4	$ 1
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.31	$ 46.82	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.12	.15	.09	.11	.13
Net realized and unrealized gain (loss)	4.82	(21.82)	11.66	7.19	2.87
Total from investment operations	4.94	(21.67)	11.75	7.30	3.00
Distributions from net investment income	(.02)	(.17)	(.14)	(.12)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.02)	(1.84)	(1.12)	(1.52)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 28.23	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Total Return B, C, D	21.22%	(48.10)%	33.38%	24.97%	10.94%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.17%	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.14%	2.17%	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.09%	2.13%	2.08%	2.11%	1.98% A
Net investment income (loss)	.51%	.42%	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 36	$ 28	$ 6	$ 2
Portfolio turnover rate G	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.88	$ 47.68	$ 36.67	$ 30.65	$ 25.31
Income from Investment Operations
Net investment income (loss) B	.37	.57	.53	.48	.37
Net realized and unrealized gain (loss)	4.88	(22.29)	11.84	7.25	5.24
Total from investment operations	5.25	(21.72)	12.37	7.73	5.61
Distributions from net investment income	(.34)	(.41)	(.38)	(.31)	(.15)
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	(.12)
Total distributions	(.34)	(2.08)	(1.36)	(1.71)	(.27)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 28.79	$ 23.88	$ 47.68	$ 36.67	$ 30.65
Total Return A	22.47%	(47.55)%	34.85%	26.34%	22.29%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.09%	1.04%	1.09%	1.08%
Expenses net of fee waivers, if any	1.12%	1.09%	1.04%	1.08%	1.07%
Expenses net of all reductions	1.07%	1.05%	1.00%	1.03%	1.01%
Net investment income (loss)	1.53%	1.51%	1.30%	1.41%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 8,114	$ 6,999	$ 14,176	$ 8,054	$ 3,949
Portfolio turnover rate D	98%	79%	56%	56%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.44	.10
Net realized and unrealized gain (loss)	4.86	(16.52)
Total from investment operations	5.30	(16.42)
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 28.78	$ 23.90
Total Return B, C	22.80%	(40.72)%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.93% A
Expenses net of fee waivers, if any	.88%	.93% A
Expenses net of all reductions	.83%	.89% A
Net investment income (loss)	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 674	$ 145
Portfolio turnover rate F	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 47.73	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.39	.53	.55	.51	.38
Net realized and unrealized gain (loss)	4.86	(22.24)	11.85	7.25	2.89
Total from investment operations	5.25	(21.71)	12.40	7.76	3.27
Distributions from net investment income	(.39)	(.44)	(.40)	(.33)	-
Distributions from net realized gain	-	(1.67)	(.98)	(1.40)	-
Total distributions	(.39)	(2.11)	(1.38)	(1.73)	-
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 28.77	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Total Return B, C	22.52%	(47.51)%	34.93%	26.45%	11.93%
Ratios to Average Net Assets E, H
Expenses before reductions	1.05%	1.05%	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	1.05%	1.05%	.97%	1.00%	.97% A
Expenses net of all reductions	1.00%	1.01%	.94%	.95%	.90% A
Net investment income (loss)	1.60%	1.54%	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 267	$ 159	$ 58	$ 28	$ 10
Portfolio turnover rate F	98%	79%	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Discovery, Class K, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between International Discovery and Class K to eligible shareholders of International Discovery. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,358,596
Gross unrealized depreciation	(852,016)
Net unrealized appreciation (depreciation)	$ 506,580

Tax Cost	$ 9,224,691

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 118,414
Capital loss carryforward	$ (2,277,316)
Net unrealized appreciation (depreciation)	$ 506,467

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 107,705	$ 164,399
Long-term Capital Gains	-	493,881
Total	$ 107,705	$ 658,280

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Investments in Derivative Instruments - continued

Objectives and Strategies for Investing in Derivative Instruments - continued

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risks relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Annual Report

4. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ (46,845)	$ 65,281

Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ (46,845)	$ 65,281

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $(46,845) for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $65,281 for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,226,481 and $7,402,980, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 889	$ 67
Class T	.25%	.25%	336	-
Class B	.75%	.25%	141	106
Class C	.75%	.25%	405	66
			$ 1,771	$ 239

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 67
Class T	13
Class B*	38
Class C*	7
$ 125

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,079.30
Class T	227.34
Class B	48.34
Class C	132.33
International Discovery	20,392.30
Class K	280.06
Institutional Class	464.23
	$ 22,622

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $40 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,870.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,500. The weighted average interest rate was .43%. The interest expense amounted to two hundred and thirty dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,919 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 3,982	$ 3,599
Class T	533	387
Class B	-	67
Class C	30	123
International Discovery	96,783	124,823
Class K	3,616	-
Institutional Class	2,761	575
Total	$ 107,705	$ 129,574

Annual Report

11. Distributions to Shareholders - continued

Years ended October 31,	2009	2008
From net realized gain
Class A	$ -	$ 16,423
Class T	-	2,244
Class B	-	719
Class C	-	1,185
International Discovery	-	505,958
Institutional Class	-	2,177
Total	$ -	$ 528,706

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009 B	2008 A	2009 B	2008 A
Class A
Shares sold	5,354	13,337	$ 128,318	$ 505,827
Reinvestment of distributions	132	252	2,786	11,025
Shares redeemed	(7,017)	(6,361)	(163,223)	(213,706)
Net increase (decrease)	(1,531)	7,228	$ (32,119)	$ 303,146
Class T
Shares sold	1,335	2,322	$ 31,263	$ 87,236
Reinvestment of distributions	24	59	507	2,571
Shares redeemed	(1,140)	(800)	(25,765)	(27,654)
Net increase (decrease)	219	1,581	$ 6,005	$ 62,153
Class B
Shares sold	161	487	$ 3,835	$ 18,856
Reinvestment of distributions	-	17	-	721
Shares redeemed	(227)	(228)	(5,155)	(7,554)
Net increase (decrease)	(66)	276	$ (1,320)	$ 12,023
Class C
Shares sold	920	1,350	$ 20,539	$ 51,762
Reinvestment of distributions	1	25	26	1,076
Shares redeemed	(953)	(405)	(22,201)	(13,335)
Net increase (decrease)	(32)	970	$ (1,636)	$ 39,503
International Discovery
Shares sold	74,803	98,885	$ 1,831,653	$ 3,784,869
Conversion to Class K	(12,549)	(6,197)	(279,461)	(182,264)
Reinvestment of distributions	4,362	13,646	92,471	600,976
Shares redeemed	(77,871)	(110,609)	(1,831,786)	(3,914,448)
Net increase (decrease)	(11,255)	(4,275)	$ (187,123)	$ 289,133

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2009 B	2008 A	2009 B	2008 A
Class K
Shares sold	10,015	215	$ 246,074	$ 6,017
Conversion from International Discovery	12,572	6,197	279,461	182,264
Reinvestment of distributions	171	-	3,616	-
Shares redeemed	(5,401)	(338)	(128,754)	(8,716)
Net increase (decrease)	17,357	6,074	$ 400,397	$ 179,565
Institutional Class
Shares sold	10,440	7,551	$ 235,326	$ 243,799
Reinvestment of distributions	41	42	875	1,852
Shares redeemed	(7,843)	(2,148)	(169,915)	(62,044)
Net increase (decrease)	2,638	5,445	$ 66,286	$ 183,607

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

B Conversion transactions for Class K and (International Discovery) are for the period (November 1, 2008) through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$0.377	$0.040

Institutional Class designates 100% of the dividend distributed in December 2008 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/08	$0.427	$0.0406

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class K), as well as the fund's relative investment performance for each class (except Class K) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. (Class K of the fund had less than one year of performance as of December 31, 2008.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) of the fund was in the third quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the investment performance of Fidelity International Discovery (retail class) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Discovery (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, Fidelity International Discovery (retail class), and Class K ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AIDI-UANN-1209
1.806657.104

Fidelity®
Total International Equity Fund

and

Fidelity
International Growth Fund

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Fidelity Total International Equity Fund
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
	<Click Here>	Distributions
Fidelity International Growth Fund
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
	<Click Here>	Distributions
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Total International Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of classA
Total International Equity	34.23%	-18.79%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Total International Equity, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI® EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from George Stairs and Jed Weiss, Co-Portfolio Managers of Fidelity® Total International Equity Fund: For the year, the fund's Retail Class shares returned 34.23%, virtually in line with the 34.26% return of the MSCI ACWI (All Country World Index) ex USA Index. Strong stock selection - especially in consumer discretionary, information technology and materials - helped. In contrast, the financials sector detracted, as did even a small cash position in a rising market. In regional terms, the fund benefited from strong stock selection in Canada and within Europe. Performance was generally less favorable among our emerging-markets investments, while stock picking in Australia, along with an associated negative currency impact, further hurt. The biggest detractor was Japanese consumer finance company Promise, which fell on growing concerns about the company's ability to survive. Japanese leasing company ORIX also weighed on results, as did Swiss pharmaceutical giant Roche. In contrast, the fund benefited from not owning poor-performing German automaker and index component Volkswagen. Canada's Petrobank, an out-of-benchmark oil and gas producer, also boosted performance, benefiting in part from better energy pricing. A position in Belgian beverage maker Anheuser-Busch InBev helped as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,336.10	$ 8.83
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,336.10	$ 10.30
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,331.30	$ 13.22
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,334.00	$ 13.24
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Total International Equity	1.25%
Actual		$ 1,000.00	$ 1,338.20	$ 7.37
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,338.20	$ 7.37
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total International Equity Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom 15.2%
Japan 12.5%
France 7.2%
Switzerland 7.0%
Germany 5.8%
United States of America 5.0%
Brazil 5.0%
Spain 3.0%
Australia 2.9%
Other 36.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 15.6%
United Kingdom 15.1%
Switzerland 8.0%
Germany 7.0%
United States of America 6.2%
France 6.0%
Brazil 3.3%
South Africa 3.2%
Canada 2.8%
Other 32.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	98.5
Short-Term Investments and Net Other Assets	0.4	1.5
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1	2.3
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	1.5	1.4
E.ON AG (Germany, Electric Utilities)	1.5	1.7
Nestle SA (Reg.) (Switzerland, Food Products)	1.4	1.7
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.2	1.4
Toyota Motor Corp. (Japan, Automobiles)	1.2	1.6
AXA SA sponsored ADR (France, Insurance)	1.1	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.0
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.0	1.4
Munich Re Group (Reg.) (Germany, Insurance)	1.0	1.2
	13.1
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	23.7
Materials	11.1	9.7
Consumer Discretionary	9.9	9.9
Industrials	9.8	10.1
Consumer Staples	9.3	8.4
Energy	9.1	10.0
Information Technology	7.2	6.9
Health Care	6.9	7.7
Telecommunication Services	6.2	7.6
Utilities	4.1	4.5

Annual Report

Fidelity Total International Equity Fund

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Argentina - 0.0%
Banco Macro SA sponsored ADR	500	$ 14,615
Australia - 2.9%
AMP Ltd.	23,619	124,410
CSL Ltd.	3,274	91,896
Leighton Holdings Ltd.	3,749	119,013
Macquarie Group Ltd.	4,987	218,337
Macquarie Infrastructure Group unit	58,602	74,968
Macquarie Office Trust	27,133	7,594
MAp Group:
unit	50,895	129,417
unit (a)	4,575	11,815
OZ Minerals Ltd. (a)	68,561	71,668
QBE Insurance Group Ltd.	4,995	100,560
Sino Gold Mining Ltd. (a)	2,855	16,754
Wesfarmers Ltd.	1,901	47,421
Woolworths Ltd.	8,807	225,349
TOTAL AUSTRALIA		1,239,202
Austria - 0.2%
Andritz AG	1,190	65,861
Bailiwick of Jersey - 0.7%
Informa PLC	36,862	177,445
Randgold Resources Ltd. sponsored ADR	300	20,013
United Business Media Ltd.	7,100	53,924
WPP PLC	7,014	62,880
TOTAL BAILIWICK OF JERSEY		314,262
Belgium - 1.3%
Anheuser-Busch InBev SA NV	9,589	451,613
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,080	45
Gimv NV	200	11,299
Umicore SA	3,067	93,650
TOTAL BELGIUM		556,607
Bermuda - 1.2%
Aquarius Platinum Ltd. (Australia)	5,812	25,273
China Sports International Ltd.	13,000	1,501
Northern Offshore Ltd. (a)	6,241	9,809
Ports Design Ltd.	81,000	218,291
Seadrill Ltd. (a)	11,500	240,198
TOTAL BERMUDA		495,072
Common Stocks - continued
	Shares	Value
Brazil - 5.0%
B2W Companhia Global Do Varejo	500	$ 14,496
Banco ABC Brasil SA	14,200	80,143
Banco Santander (Brasil) SA ADR (a)	12,100	143,506
BM&F BOVESPA SA	31,900	205,579
BR Malls Participacoes SA (a)	3,800	40,757
Braskem SA Class A sponsored ADR (a)	12,000	157,440
Centrais Electricas Brasileiras SA (Electrobras) (PN-B)	2,400	30,525
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	400	24,196
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (c)	1,500	49,740
Cosan SA Industria e Comercio (a)	2,250	23,826
Gerdau SA	2,600	29,747
Gerdau SA (PN)	700	10,552
Iguatemi Empresa de Shopping Centers SA	2,200	32,540
Itau Unibanco Banco Multiplo SA ADR	11,847	226,752
MRV Engenharia e Participacoes SA	4,000	75,176
Natura Cosmeticos SA	1,620	29,122
Net Servicos de Comunicacao SA sponsored ADR	2,700	33,183
OGX Petroleo e Gas Participacoes SA	50	40,313
PDG Realty S.A. Empreendimentos e Participacoes	2,200	18,362
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	3,400	136,408
sponsored ADR	6,300	291,186
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	2,000	38,120
Tivit Terc de Tec E Servico SA	1,090	8,349
Vale SA:
(PN-A) sponsored ADR	9,200	212,520
sponsored ADR	2,600	66,274
Vivo Participacoes SA sponsored ADR	1,100	26,675
Votorantim Celulose e Papel SA sponsored ADR (a)	7,050	96,867
TOTAL BRAZIL		2,142,354
Canada - 2.7%
Agnico-Eagle Mines Ltd. (Canada)	2,160	114,897
Eldorado Gold Corp. (a)	2,600	28,957
Fairfax Financial Holdings Ltd. (sub. vtg.)	270	96,513
First Quantum Minerals Ltd.	900	61,521
Intact Financial Corp. (d)	800	24,306
Niko Resources Ltd.	1,340	108,403
Open Text Corp. (a)	4,600	171,621
PetroBakken Energy Ltd. Class A	194	5,593
Petrobank Energy & Resources Ltd. (a)	4,800	209,846
Common Stocks - continued
	Shares	Value
Canada - continued
Power Corp. of Canada (sub. vtg.)	2,400	$ 56,518
Quadra Mining Ltd. (a)	400	5,570
Sherritt International Corp.	2,400	15,382
Suncor Energy, Inc.	2,600	86,246
Toronto-Dominion Bank	2,800	159,490
Uranium One, Inc. (a)	5,800	16,444
TOTAL CANADA		1,161,307
Cayman Islands - 0.7%
Chaoda Modern Agriculture (Holdings) Ltd.	122,704	94,809
China Dongxiang Group Co. Ltd.	5,000	3,055
China Shanshui Cement Group Ltd.	24,000	17,138
Eurasia Drilling Co. Ltd. GDR (Reg. S)	1,100	18,150
Hengan International Group Co. Ltd.	7,300	46,993
Hidili Industry International Development Ltd. (a)	19,000	19,444
Integra Group Holdings unit (a)	5,000	16,450
Wynn Macau Ltd.	37,400	46,910
Xinao Gas Holdings Ltd.	13,000	27,826
TOTAL CAYMAN ISLANDS		290,775
China - 1.9%
Ausnutria Dairy Hunan Co. Ltd. Class H	62,000	52,494
Baidu.com, Inc. sponsored ADR (a)	50	18,896
China Construction Bank Corp. (H Shares)	136,000	117,253
China Merchants Bank Co. Ltd. (H Shares)	53,800	137,642
China Nepstar Chain Drugstore Ltd. ADR	1,600	10,512
China Railway Construction Corp. Ltd. (H Shares)	18,400	24,390
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	39,000	21,629
China Yurun Food Group Ltd.	19,000	39,052
China Zaino International Ltd.	5,000	879
Golden Eagle Retail Group Ltd. (H Shares)	10,000	17,200
Industrial & Commercial Bank of China Ltd. (H Shares)	161,000	128,097
Li Ning Co. Ltd.	1,500	4,070
NetEase.com, Inc. sponsored ADR (a)	300	11,586
Nine Dragons Paper (Holdings) Ltd.	36,000	51,450
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	7,500	65,731
Tencent Holdings Ltd.	3,000	52,239
Weichai Power Co. Ltd. (H Shares)	3,000	19,584
ZTE Corp. (H Shares)	5,240	29,037
TOTAL CHINA		801,741
Cyprus - 0.0%
XXI Century Investments Public Ltd. (a)	1,000	369
Common Stocks - continued
	Shares	Value
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	600	$ 29,912
Denmark - 1.1%
Novo Nordisk AS:
Series B	1,108	69,006
Series B sponsored ADR	2,800	174,020
Vestas Wind Systems AS (a)	2,338	165,719
William Demant Holding AS (a)	700	50,032
TOTAL DENMARK		458,777
Egypt - 0.1%
Commercial International Bank Ltd.	1,700	17,690
Orascom Telecom Holding SAE	3,800	25,759
TOTAL EGYPT		43,449
Finland - 1.0%
Metso Corp.	3,800	106,526
Nokia Corp. sponsored ADR	7,100	89,531
Nokian Tyres PLC	5,402	115,583
Outotec OYJ	3,400	107,921
TOTAL FINLAND		419,561
France - 7.2%
Accor SA	936	45,006
Alstom SA	445	30,990
Audika SA	3,650	116,554
AXA SA sponsored ADR	18,700	463,760
BNP Paribas SA	4,969	376,209
Compagnie de St. Gobain	1,743	85,424
Danone	3,488	210,212
GDF Suez	2,514	105,454
Ipsos SA	1,671	51,269
Laurent-Perrier Group	889	71,010
Pernod Ricard SA	1,083	90,506
Remy Cointreau SA	1,819	88,119
Saft Groupe SA	597	31,069
Sanofi-Aventis	600	43,978
Sanofi-Aventis sponsored ADR	4,300	158,756
Schneider Electric SA	583	60,920
Societe Generale Series A	2,177	145,378
Total SA:
Series B	6,107	365,420
sponsored ADR	3,600	216,252
Common Stocks - continued
	Shares	Value
France - continued
Unibail-Rodamco	958	$ 212,801
Veolia Environnement sponsored ADR	1,900	61,978
Vivendi	1,584	44,090
TOTAL FRANCE		3,075,155
Germany - 5.8%
Aixtron AG	7,200	215,823
Allianz AG sponsored ADR	18,500	209,975
alstria office REIT-AG	838	9,273
BASF AG	1,600	85,939
Bayer AG	1,618	112,453
Bilfinger Berger AG	235	15,147
Biotest AG	52	3,290
centrotherm photovoltaics AG (a)	200	9,180
Colonia Real Estate AG (a)	8,780	54,911
Daimler AG	6,200	299,026
DIC Asset AG	400	4,980
E.ON AG	16,552	635,477
GEA Group AG	1,400	26,432
GFK AG	850	26,918
Linde AG	1,381	145,080
Metro AG	1,200	66,679
Munich Re Group (Reg.)	2,669	422,763
Siemens AG sponsored ADR	1,100	99,022
Software AG (Bearer)	183	16,308
TOTAL GERMANY		2,458,676
Greece - 0.4%
Hellenic Telecommunications Organization SA	5,706	96,562
Terna Energy SA	6,549	62,642
TOTAL GREECE		159,204
Hong Kong - 2.9%
Champion (REIT)	17,662	7,434
China Agri-Industries Holding Ltd.	41,000	39,327
China Mobile (Hong Kong) Ltd.	10,000	93,747
China Mobile (Hong Kong) Ltd. sponsored ADR	400	18,692
China Overseas Land & Investment Ltd.	43,564	93,922
China Resources Power Holdings Co. Ltd.	44,800	92,812
CNOOC Ltd.	25,000	37,442
CNOOC Ltd. sponsored ADR	460	68,512
CNPC (Hong Kong) Ltd.	30,000	31,671
Cosco Pacific Ltd.	28,000	38,679
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hong Kong Exchange & Clearing Ltd.	11,900	$ 209,476
Hutchison Whampoa Ltd.	11,000	77,210
Lenovo Group Ltd.	44,000	24,500
Sino-Ocean Land Holdings Ltd.	22,500	21,882
Swire Pacific Ltd. (A Shares)	27,500	335,137
Techtronic Industries Co. Ltd.	45,000	36,149
TOTAL HONG KONG		1,226,592
Hungary - 0.1%
OTP Bank Ltd. (a)	1,300	37,107
India - 1.6%
Bank of Baroda	2,560	27,662
Bharat Heavy Electricals Ltd.	711	33,280
Bharti Airtel Ltd.	9,126	56,460
Educomp Solutions Ltd.	600	10,112
Housing Development and Infrastructure Ltd. (a)	2,669	17,691
Housing Development Finance Corp. Ltd.	975	54,604
Indiabulls Real Estate Ltd. (a)	3,185	16,675
Infosys Technologies Ltd.	530	24,634
Infosys Technologies Ltd. sponsored ADR	900	41,400
Jain Irrigation Systems Ltd.	1,221	19,737
JSW Steel Ltd.	1,572	24,928
Jyothy Laboratories Ltd.	965	3,064
Pantaloon Retail India Ltd.	1,245	8,417
Pantaloon Retail India Ltd. Class B	341	1,627
Power Finance Corp. Ltd.	3,398	15,869
Punj Lloyd Ltd.	5,252	22,334
Reliance Industries Ltd.	400	16,197
Reliance Industries Ltd. GDR (Reg. S) (d)	824	68,722
Shree Renuka Sugars Ltd.	5,076	19,975
Suzlon Energy Ltd. (a)	20,812	29,097
Tata Consultancy Services Ltd.	2,284	30,392
Tata Power Co. Ltd.	1,433	40,320
Tata Steel Ltd.	10,672	105,566
Union Bank of India	2,158	11,961
TOTAL INDIA		700,724
Indonesia - 0.5%
PT Astra International Tbk	7,500	24,130
PT Bank Central Asia Tbk	54,500	25,664
PT Bank Rakyat Indonesia Tbk	87,500	63,673
PT Bumi Resources Tbk	106,000	25,518
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Indocement Tunggal Prakarsa Tbk	21,500	$ 24,481
PT International Nickel Indonesia Tbk (a)	48,000	19,892
PT Telkomunikasi Indonesia Tbk Series B	54,000	46,500
TOTAL INDONESIA		229,858
Ireland - 0.5%
CRH PLC sponsored ADR	8,400	207,732
Dragon Oil PLC (a)	3,300	22,214
TOTAL IRELAND		229,946
Israel - 0.1%
Partner Communications Co. Ltd. ADR	342	6,447
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,100	55,528
TOTAL ISRAEL		61,975
Italy - 2.2%
Azimut Holdings SpA	8,836	107,012
ENI SpA sponsored ADR	4,300	213,194
Fiat SpA (a)	7,400	110,637
Interpump Group SpA (a)	1,600	9,783
Intesa Sanpaolo SpA	78,051	330,211
UniCredit SpA	53,301	179,616
TOTAL ITALY		950,453
Japan - 12.5%
Autobacs Seven Co. Ltd.	2,900	97,812
Credit Saison Co. Ltd.	4,400	49,190
Daikoku Denki Co. Ltd.	600	11,895
Daikokutenbussan Co. Ltd.	200	5,978
Denso Corp.	8,200	224,063
East Japan Railway Co.	4,100	262,574
Fanuc Ltd.	1,400	116,292
FCC Co. Ltd.	700	12,037
Fukuoka (REIT) Investment Fund	2	11,461
GCA Savvian Group Corp.	9	10,459
Glory Ltd.	300	6,602
Goldcrest Co. Ltd.	240	7,286
Gunma Bank Ltd.	2,000	10,420
Honda Motor Co. Ltd.	2,600	80,310
Japan Retail Fund Investment Corp.	14	65,822
Japan Steel Works Ltd.	7,000	77,203
Japan Tobacco, Inc.	17	47,696
JSR Corp.	3,000	58,513
Common Stocks - continued
	Shares	Value
Japan - continued
Kamigumi Co. Ltd.	1,000	$ 7,512
KDDI Corp.	9	47,770
Keyence Corp.	610	121,107
Kirin Holdings Co. Ltd.	2,000	32,648
Kobayashi Pharmaceutical Co. Ltd.	2,700	116,209
Konica Minolta Holdings, Inc.	6,000	56,365
Meiko Network Japan Co. Ltd.	800	5,155
Miraca Holdings, Inc.	3,800	122,900
Miraial Co. Ltd.	200	4,676
Mitsubishi Estate Co. Ltd.	2,000	30,212
Mitsubishi UFJ Financial Group, Inc.	50,500	268,998
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	12,500	66,375
Mitsui & Co. Ltd.	27,200	357,236
Nabtesco Corp.	1,000	11,514
Nachi-Fujikoshi Corp.	5,000	11,078
Nagaileben Co. Ltd.	300	6,599
Nihon Parkerizing Co. Ltd.	1,000	11,856
Nippon Electric Glass Co. Ltd.	3,000	32,305
Nippon Seiki Co. Ltd.	7,000	73,514
Nippon Thompson Co. Ltd.	16,000	83,921
Nitto Kohki Co. Ltd.	300	6,222
Obic Co. Ltd.	460	77,785
ORIX Corp.	2,700	174,416
Osaka Gas Co. Ltd.	66,000	220,917
Osaka Securities Exchange Co. Ltd.	22	105,580
OSG Corp.	1,200	11,803
Pal Co. Ltd.	150	3,182
Promise Co. Ltd. (c)	8,050	51,172
SAZABY, Inc.	300	4,066
Seven & i Holdings Co., Ltd.	3,300	72,248
SHIMANO, Inc.	250	9,560
Shin-Etsu Chemical Co., Ltd.	2,600	137,889
Shiseido Co. Ltd.	2,400	43,820
SHO-BOND Holdings Co. Ltd.	2,600	45,478
Sompo Japan Insurance, Inc.	1,000	5,848
Sony Financial Holdings, Inc.	14	40,177
Sparx Group Co. Ltd. (a)	4	405
Sumitomo Corp.	8,400	81,549
Sumitomo Metal Industries Ltd.	30,000	76,648
Sumitomo Mitsui Financial Group, Inc.	4,100	139,367
The Daishi Bank Ltd., Niigata	2,000	7,286
The Nippon Synthetic Chemical Industry Co. Ltd.	1,000	7,345
Common Stocks - continued
	Shares	Value
Japan - continued
THK Co. Ltd.	700	$ 12,097
Toho Holdings Co. Ltd.	1,000	14,710
Tokio Marine Holdings, Inc.	4,500	115,073
Tokuyama Corp.	5,000	31,420
Tokyo Gas Co., Ltd.	12,000	47,540
Toyota Motor Corp.	12,400	489,541
Tsumura & Co.	4,100	141,095
Tsutsumi Jewelry Co. Ltd.	400	9,416
USS Co. Ltd.	2,920	176,649
Xebio Co. Ltd.	3,700	83,718
Yamada Denki Co. Ltd.	2,610	159,053
Yamato Kogyo Co. Ltd.	3,000	90,035
TOTAL JAPAN		5,316,673
Kazakhstan - 0.1%
JSC Halyk Bank of Kazakhstan unit (a)	3,000	20,400
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	700	16,555
TOTAL KAZAKHSTAN		36,955
Korea (South) - 1.8%
Doosan Heavy Industries & Construction Co. Ltd.	738	39,460
GS Engineering & Construction Corp.	501	43,773
Hana Financial Group, Inc.	810	23,935
Hynix Semiconductor, Inc. (a)	2,410	35,649
Hyundai Engineering & Construction Co. Ltd.	848	46,646
Hyundai Mobis	302	40,122
Industrial Bank of Korea (a)	1,850	22,330
KB Financial Group, Inc. (a)	1,110	53,195
KT&G Corp.	641	37,193
LG Innotek Co. Ltd.	198	17,818
NHN Corp. (a)	756	111,094
Samsung Electronics Co. Ltd.	314	188,252
Shinhan Financial Group Co. Ltd. (a)	850	32,132
Shinhan Financial Group Co. Ltd. sponsored ADR	800	60,520
TOTAL KOREA (SOUTH)		752,119
Luxembourg - 0.6%
ArcelorMittal SA:
(Netherlands)	1,600	54,106
(NY Shares) Class A	5,700	193,914
Common Stocks - continued
	Shares	Value
Luxembourg - continued
Evraz Group SA GDR	800	$ 19,504
GlobeOp Financial Services SA	2,300	7,269
TOTAL LUXEMBOURG		274,793
Malaysia - 0.1%
Bumiputra-Commerce Holdings Bhd	8,700	31,563
IJM Corp. Bhd	19,400	27,060
TOTAL MALAYSIA		58,623
Mexico - 1.7%
America Movil SAB de CV Series L sponsored ADR	5,100	225,063
Cemex SA de CV sponsored ADR	10,029	104,101
Desarrolladora Homex SAB de CV sponsored ADR (a)	2,100	74,676
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	2,400	20,928
Fomento Economico Mexicano SAB de CV sponsored ADR	1,600	69,296
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	700	17,843
Grupo Financiero Banorte SAB de CV Series O	17,400	55,612
Grupo Televisa SA de CV (CPO) sponsored ADR	1,900	36,784
Telmex Internacional SAB de CV Series L ADR	2,200	29,612
Wal-Mart de Mexico SA de CV Series V	23,600	82,327
TOTAL MEXICO		716,242
Netherlands - 1.8%
Aalberts Industries NV	1,100	13,837
Akzo Nobel NV	688	40,781
ASM International NV (NASDAQ) (a)	400	7,972
ASML Holding NV (NY Shares)	3,500	94,290
Gemalto NV (a)	2,300	97,086
Heijmans NV unit (a)	610	10,902
ING Groep NV (Certificaten Van Aandelen) unit (a)	3,400	44,243
James Hardie Industries NV sponsored ADR (a)	3,425	106,792
Koninklijke Ahold NV	5,667	71,551
Koninklijke KPN NV	9,069	164,817
QIAGEN NV (a)	5,400	112,482
TOTAL NETHERLANDS		764,753
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	3,100	19,220
Norway - 0.4%
DnB NOR ASA (a)(c)	10,300	118,630
Common Stocks - continued
	Shares	Value
Norway - continued
Orkla ASA (A Shares)	5,800	$ 53,887
Sevan Marine ASA (a)	7,000	11,357
TOTAL NORWAY		183,874
Papua New Guinea - 0.3%
Lihir Gold Ltd. sponsored ADR	3,150	85,869
Oil Search Ltd.	4,152	21,527
TOTAL PAPUA NEW GUINEA		107,396
Peru - 0.1%
Compania de Minas Buenaventura SA sponsored ADR	1,100	36,927
Philippines - 0.4%
Jollibee Food Corp.	70,000	75,197
Philippine Long Distance Telephone Co.	110	6,013
Philippine Long Distance Telephone Co. sponsored ADR	1,600	85,280
TOTAL PHILIPPINES		166,490
Poland - 0.1%
Bank Polska Kasa Opieki SA (a)	500	27,186
Portugal - 0.1%
Energias de Portugal SA	13,519	59,821
Russia - 1.1%
Magnit OJSC GDR (Reg. S)	1,200	15,960
Mechel Steel Group OAO sponsored ADR	1,900	32,604
OAO Gazprom sponsored ADR	7,680	181,478
OAO NOVATEK GDR	700	35,350
OAO Tatneft sponsored ADR	1,100	28,655
OJSC MMC Norilsk Nickel sponsored ADR (a)	3,200	41,024
OJSC Oil Company Rosneft GDR (Reg. S) (a)	6,100	46,665
Polymetal JSC GDR (Reg. S) (a)	2,500	22,075
Sberbank (Savings Bank of the Russian Federation) GDR	290	69,560
TOTAL RUSSIA		473,371
Singapore - 1.4%
Allgreen Properties Ltd.	16,000	12,913
CapitaLand Ltd.	21,000	60,882
City Developments Ltd.	6,000	42,027
DBS Group Holdings Ltd.	16,000	146,485
Keppel Land Ltd.	4,000	7,954
Singapore Exchange Ltd.	31,000	175,627
Straits Asia Resources Ltd.	13,000	16,614
Common Stocks - continued
	Shares	Value
Singapore - continued
United Overseas Bank Ltd.	7,000	$ 83,887
Wing Tai Holdings Ltd.	42,000	49,155
TOTAL SINGAPORE		595,544
South Africa - 2.8%
African Bank Investments Ltd.	8,000	31,539
African Rainbow Minerals Ltd.	7,763	151,931
Aspen Pharmacare Holdings Ltd.	3,900	33,047
Bell Equipment Ltd. (a)	5,884	8,209
Blue Financial Services Ltd. (a)	131,530	16,836
Blue Label Telecoms Ltd. (a)	20,900	14,981
Clicks Group Ltd.	22,808	72,110
Impala Platinum Holdings Ltd.	6,900	153,942
JSE Ltd.	9,800	76,017
Mr. Price Group Ltd.	22,100	101,554
MTN Group Ltd.	23,403	351,981
Murray & Roberts Holdings Ltd.	3,200	23,093
Mvelaphanda Resources Ltd. (a)	4,322	22,129
Naspers Ltd. Class N	1,200	43,690
Shoprite Holdings Ltd.	3,600	29,491
Standard Bank Group Ltd.	4,400	55,306
Truworths International Ltd.	4,100	23,616
TOTAL SOUTH AFRICA		1,209,472
Spain - 3.0%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (c)	3,759	66,910
Banco Santander SA	4,300	69,192
Banco Santander SA sponsored ADR	9,500	152,570
Grifols SA	146	2,364
Iberdrola SA	11,200	101,855
Inditex SA	2,270	133,617
Prosegur Comp Securidad SA (Reg.)	2,291	96,588
Telefonica SA sponsored ADR	7,840	658,011
TOTAL SPAIN		1,281,107
Sweden - 0.8%
H&M Hennes & Mauritz AB (B Shares)	3,344	189,933
Intrum Justitia AB	1,000	12,322
Swedish Match Co.	3,100	63,619
Telefonaktiebolaget LM Ericsson (B Shares)	7,965	83,212
TOTAL SWEDEN		349,086
Common Stocks - continued
	Shares	Value
Switzerland - 7.0%
ABB Ltd. sponsored ADR	9,700	$ 179,741
Actelion Ltd. (Reg.) (a)	1,542	85,132
Bank Sarasin & Co. Ltd. Series B (Reg.)	2,619	104,520
Credit Suisse Group sponsored ADR	5,600	298,480
EFG International	1,082	18,084
Nestle SA (Reg.)	12,793	596,200
Novartis AG sponsored ADR	2,500	129,875
Roche Holding AG (participation certificate)	5,690	913,303
Sonova Holding AG	1,028	105,996
Transocean Ltd. (a)	2,020	169,498
UBS AG:
(For. Reg.) (a)	3,373	56,233
(NY Shares) (a)	4,300	71,337
Zurich Financial Services AG (Reg.)	1,181	271,511
TOTAL SWITZERLAND		2,999,910
Taiwan - 1.4%
Acer, Inc.	15,050	35,342
Cathay Financial Holding Co. Ltd. (a)	10,000	17,085
China Steel Corp.	21,000	18,575
Epistar Corp.	6,000	17,407
Farglory Land Development Co. Ltd.	6,000	12,010
First Financial Holding Co. Ltd.	41,000	23,597
Formosa Epitaxy, Inc.	12,000	16,506
Hon Hai Precision Industry Co. Ltd. (Foxconn)	31,965	124,734
Largan Precision Co. Ltd.	2,020	23,048
MediaTek, Inc.	4,006	55,858
Prime View International Co. Ltd.	3,000	4,870
Taiwan Mobile Co. Ltd.	16,000	28,508
Taiwan Semiconductor Manufacturing Co. Ltd.	49,169	88,859
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	6,110	58,289
Wintek Corp. (a)	28,000	18,576
Wistron Corp.	14,000	23,349
Yuanta Financial Holding Co. Ltd.	38,000	24,984
TOTAL TAIWAN		591,597
Thailand - 0.2%
Advanced Info Service PCL (For. Reg.)	9,400	23,837
Siam Commercial Bank PCL (For. Reg.)	27,400	62,232
TOTAL THAILAND		86,069
Turkey - 1.4%
Albaraka Turk Katilim Bankasi AS	8,000	12,451
Common Stocks - continued
	Shares	Value
Turkey - continued
Anadolu Efes Biracilik ve Malt Sanyii AS	7,600	$ 86,944
Asya Katilim Bankasi AS (a)	61,200	127,814
Coca-Cola Icecek AS	15,500	120,619
Tupras-Turkiye Petrol Rafinerileri AS	200	3,459
Turk Hava Yollari AO	8,000	22,454
Turkiye Garanti Bankasi AS	57,200	209,245
TOTAL TURKEY		582,986
United Arab Emirates - 0.1%
DP World Ltd.	46,283	22,910
United Kingdom - 15.2%
Aberdeen Asset Management PLC	21,300	46,231
Aegis Group PLC	32,400	58,514
Anglo American PLC (United Kingdom) (a)	4,431	161,137
Babcock International Group PLC	14,800	147,371
BAE Systems PLC	40,400	208,604
Begbies Traynor Group PLC	6,900	12,008
BG Group PLC	17,081	295,860
BHP Billiton PLC ADR	9,200	498,640
BlueBay Asset Management	1,104	6,743
Bovis Homes Group PLC	15,848	107,173
BP PLC sponsored ADR	3,600	203,832
Centrica PLC	21,775	88,768
Cobham PLC	17,700	63,815
Derwent London PLC	600	12,264
easyJet PLC (a)	15,100	89,273
GlaxoSmithKline PLC sponsored ADR	2,900	119,364
Great Portland Estates PLC	12,272	49,766
H&T Group PLC	2,500	11,800
Hikma Pharmaceuticals PLC	4,018	31,156
HSBC Holdings PLC:
(United Kingdom) (Reg.)	13,779	152,310
sponsored ADR	1,900	105,241
Imperial Tobacco Group PLC	700	20,687
InterContinental Hotel Group PLC ADR	7,900	100,409
International Power PLC	6,223	25,951
Johnson Matthey PLC	4,392	101,816
Man Group PLC	60,104	305,904
Meggitt PLC	4,200	16,894
Misys PLC	25,300	86,024
Mothercare PLC	1,299	12,284
National Grid PLC	11,300	112,520
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Persimmon PLC	6,712	$ 44,454
Prudential PLC	27,137	247,940
Quintain Estates & Development PLC (a)	1,694	5,396
Reckitt Benckiser Group PLC	3,538	176,294
Rio Tinto PLC:
(Reg.)	5,696	251,903
sponsored ADR	1,290	229,659
Rolls-Royce Group PLC	11,400	84,561
Rotork PLC	500	9,334
Royal Dutch Shell PLC Class A sponsored ADR	7,300	433,693
Serco Group PLC	21,887	181,647
Shaftesbury PLC	13,533	83,653
Spectris PLC	1,266	14,082
Spirax-Sarco Engineering PLC	1,804	32,224
SSL International PLC	3,106	32,356
St. Modwen Properties PLC (a)	1,800	6,632
Standard Chartered PLC (United Kingdom)	11,883	292,740
Ted Baker PLC	10,675	71,857
Tesco PLC	39,121	261,636
Tullow Oil PLC	1,051	20,482
Ultra Electronics Holdings PLC	600	12,993
Unite Group PLC	16,102	70,320
Victrex PLC	4,018	50,201
Vodafone Group PLC	33,100	72,971
Vodafone Group PLC sponsored ADR	18,600	412,734
Wolseley PLC (a)	4,538	92,237
Xstrata PLC	2,028	29,383
TOTAL UNITED KINGDOM		6,473,741
United States of America - 4.6%
Advanced Energy Industries, Inc. (a)	10,581	129,194
Airgas, Inc.	280	12,421
Allergan, Inc.	1,100	61,875
Autoliv, Inc.	2,700	90,666
Berkshire Hathaway, Inc. Class B (a)	19	62,377
Broadpoint Gleacher Securities Group, Inc. (a)	1,000	6,370
Central European Distribution Corp. (a)	600	18,666
CTC Media, Inc. (a)	900	14,472
Cymer, Inc. (a)	2,100	71,904
Dril-Quip, Inc. (a)	130	6,317
Evercore Partners, Inc. Class A	2,500	81,600
FMC Technologies, Inc. (a)	750	39,450
Common Stocks - continued
	Shares	Value
United States of America - continued
Freeport-McMoRan Copper & Gold, Inc.	400	$ 29,344
Goldman Sachs Group, Inc.	400	68,068
ION Geophysical Corp. (a)	11,311	43,321
Juniper Networks, Inc. (a)	7,800	198,978
Kansas City Southern (a)	400	9,692
Lam Research Corp. (a)	1,297	43,735
Martin Marietta Materials, Inc.	700	58,324
Mead Johnson Nutrition Co. Class A	900	37,836
Mohawk Industries, Inc. (a)	2,340	100,222
Philip Morris International, Inc.	1,900	89,984
PriceSmart, Inc.	7,795	150,444
ResMed, Inc. (a)	1,100	54,131
Union Pacific Corp.	1,100	60,654
Varian Semiconductor Equipment Associates, Inc. (a)	1,500	42,585
Verisk Analytics, Inc.	1,800	49,374
Visa, Inc. Class A	4,600	348,496
TOTAL UNITED STATES OF AMERICA		1,980,500
TOTAL COMMON STOCKS (Cost $44,409,652)		42,330,919
Nonconvertible Preferred Stocks - 0.4%

Italy - 0.4%
Fiat SpA (Risparmio Shares)	6,000	57,390
Telecom Italia SpA (Risparmio Shares)	104,200	115,078
TOTAL ITALY		172,468
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (a)	720,000	1,182
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $186,948)		173,650
Money Market Funds - 0.5%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e) (Cost $235,050)	235,050	235,050
Cash Equivalents - 1.5%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.06%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $623,000)	$ 623,003	$ 623,000
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $45,454,650)		43,362,619
NET OTHER ASSETS - (1.6)%		(688,974)
NET ASSETS - 100%		$ 42,673,645
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $93,028 or 0.2% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$623,000 due 11/02/09 at 0.06%
BNP Paribas Securities Corp.	$ 164,629
Credit Suisse Securities (USA) LLC	169,451
Deutsche Bank Securities, Inc.	54,327
HSBC Securities (USA), Inc.	24,694
ING Financial Markets LLC	49,388
J.P. Morgan Securities, Inc.	49,388
Mizuho Securities USA, Inc.	49,388
Societe Generale, New York Branch	61,735
$ 623,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 10,359
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,474,923	$ 5,997,739	$ 477,184	$ -
Japan	5,316,673	66,375	5,250,298	-
France	3,075,155	2,665,757	409,398	-
Switzerland	2,999,910	2,943,677	56,233	-
Germany	2,458,676	2,458,676	-	-
Brazil	2,142,354	2,142,354	-	-
United States of America	1,980,500	1,980,500	-	-
Spain	1,281,107	1,211,915	69,192	-
Australia	1,239,202	11,815	1,227,387	-
Cyprus	369	-	-	369
Other	15,535,700	9,870,986	5,664,714	-
Money Market Funds	235,050	235,050	-	-
Cash Equivalents	623,000	-	623,000	-
Total Investments in Securities:	$ 43,362,619	$ 29,584,844	$ 13,777,406	$ 369
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 16,955
Total Realized Gain (Loss)	(71,038)
Total Unrealized Gain (Loss)	66,923
Cost of Purchases	22,496
Proceeds of Sales	(9,970)
Amortization/Accretion	-
Transfers in/out of Level 3	(24,997)
Ending Balance	$ 369
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (152)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $25,768,512 of which $10,061,563 and $15,706,949 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $217,620 and repurchase agreements of $623,000) - See accompanying schedule: Unaffiliated issuers (cost $45,219,600)	$ 43,127,569
Fidelity Central Funds (cost $235,050)	235,050
Total Investments (cost $45,454,650)		$ 43,362,619
Foreign currency held at value (cost $28,817)		28,699
Receivable for investments sold		1,611,470
Receivable for fund shares sold		110,246
Dividends receivable		103,377
Distributions receivable from Fidelity Central Funds		162
Prepaid expenses		257
Receivable from investment adviser for expense reductions		34,815
Other receivables		4,401
Total assets		45,256,046

Liabilities
Payable to custodian bank	$ 8,922
Payable for investments purchased	236,613
Payable for fund shares redeemed	1,971,744
Accrued management fee	25,243
Distribution fees payable	4,972
Other affiliated payables	12,861
Other payables and accrued expenses	86,996
Collateral on securities loaned, at value	235,050
Total liabilities		2,582,401

Net Assets		$ 42,673,645
Net Assets consist of:
Paid in capital		$ 71,194,330
Undistributed net investment income		385,749
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,820,410)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,086,024)
Net Assets		$ 42,673,645

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,726,634 ÷ 582,087 shares)	$ 6.40

Maximum offering price per share (100/94.25 of $6.40)	$ 6.79
Class T: Net Asset Value and redemption price per share ($1,526,257 ÷ 238,376 shares)	$ 6.40

Maximum offering price per share (100/96.50 of $6.40)	$ 6.63
Class B: Net Asset Value and offering price per share ($1,337,107 ÷ 209,143 shares)A	$ 6.39

Class C: Net Asset Value and offering price per share ($1,713,839 ÷ 268,393 shares)A	$ 6.39

Total International Equity: Net Asset Value, offering price and redemption price per share ($33,061,332 ÷ 5,157,629 shares)	$ 6.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,308,476 ÷ 204,113 shares)	$ 6.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 1,051,949
Interest		1,218
Income from Fidelity Central Funds		10,359
		1,063,526
Less foreign taxes withheld		(96,997)
Total income		966,529

Expenses
Management fee Basic fee	$ 264,983
Performance adjustment	(31,602)
Transfer agent fees	109,073
Distribution fees	67,701
Accounting and security lending fees	19,399
Custodian fees and expenses	179,026
Independent trustees' compensation	268
Registration fees	63,601
Audit	85,317
Legal	511
Miscellaneous	55
Total expenses before reductions	758,332
Expense reductions	(237,524)	520,808
Net investment income (loss)		445,721
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(15,979,035)
Foreign currency transactions	(16,778)
Total net realized gain (loss)		(15,995,813)
Change in net unrealized appreciation (depreciation) on: Investment securities	25,950,974
Assets and liabilities in foreign currencies	8,364
Total change in net unrealized appreciation (depreciation)		25,959,338
Net gain (loss)		9,963,525
Net increase (decrease) in net assets resulting from operations		$ 10,409,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 445,721	$ 857,641
Net realized gain (loss)	(15,995,813)	(10,866,711)
Change in net unrealized appreciation (depreciation)	25,959,338	(28,045,362)
Net increase (decrease) in net assets resulting from operations	10,409,246	(38,054,432)
Distributions to shareholders from net investment income	(859,670)	(15,829)
Share transactions - net increase (decrease)	(6,640,043)	77,824,722
Redemption fees	1,869	7,782
Total increase (decrease) in net assets	2,911,402	39,762,243

Net Assets
Beginning of period	39,762,243	-
End of period (including undistributed net investment income of $385,749 and undistributed net investment income of $796,810, respectively)	$ 42,673,645	$ 39,762,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.11
Net realized and unrealized gain (loss)	1.55	(5.21)
Total from investment operations	1.61	(5.10)
Distributions from net investment income	(.11)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.40	$ 4.90
Total Return A, B, C	33.87%	(51.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.09%	2.00%
Expenses net of fee waivers, if any	1.50%	1.50%
Expenses net of all reductions	1.47%	1.48%
Net investment income (loss)	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,727	$ 5,944
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	.09
Net realized and unrealized gain (loss)	1.57	(5.21)
Total from investment operations	1.61	(5.12)
Distributions from net investment income	(.09)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.40	$ 4.88
Total Return A, B, C	33.74%	(51.20)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.34%	2.42%
Expenses net of fee waivers, if any	1.75%	1.75%
Expenses net of all reductions	1.72%	1.73%
Net investment income (loss)	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,526	$ 2,567
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.05
Net realized and unrealized gain (loss)	1.56	(5.19)
Total from investment operations	1.58	(5.14)
Distributions from net investment income	(.05)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.39	$ 4.86
Total Return A, B, C	32.95%	(51.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.82%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.22%	2.24%
Net investment income (loss)	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,337	$ 2,505
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.05
Net realized and unrealized gain (loss)	1.56	(5.19)
Total from investment operations	1.58	(5.14)
Distributions from net investment income	(.05)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 6.39	$ 4.86
Total Return A, B, C	33.10%	(51.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.85%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.22%	2.23%
Net investment income (loss)	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,714	$ 2,787
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.07	.13
Net realized and unrealized gain (loss)	1.55	(5.21)
Total from investment operations	1.62	(5.08)
Distributions from net investment income	(.12)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 6.41	$ 4.91
Total Return A, B	34.23%	(50.87)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	1.89%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.22%	1.23%
Net investment income (loss)	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,061	$ 23,226
Portfolio turnover rate E	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.07	.13
Net realized and unrealized gain (loss)	1.55	(5.21)
Total from investment operations	1.62	(5.08)
Distributions from net investment income	(.12)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 6.41	$ 4.91
Total Return A, B	34.23%	(50.87)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.80%	1.91%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.22%	1.23%
Net investment income (loss)	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,308	$ 2,733
Portfolio turnover rate E	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Total International Equity and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have

Annual Report

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,175,554
Gross unrealized depreciation	(7,464,833)
Net unrealized appreciation (depreciation)	$ (3,289,279)

Tax Cost	$ 46,651,898

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 531,099
Capital loss carryforward	$ (25,768,512)
Net unrealized appreciation (depreciation)	$ (3,283,272)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 859,670	$ 15,829

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $35,805,090 and $42,384,591, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Total International Equity as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 11,561	$ 3,107
Class T	.25%	.25%	11,192	9,782
Class B	.75%	.25%	20,835	20,557
Class C	.75%	.25%	24,113	21,121
			$ 67,701	$ 54,567

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,710
Class T	551
Class B*	518
Class C*	46
$ 3,825

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,733.25
Class T	6,221.28
Class B	5,184.25
Class C	6,888.29
Total International Equity	74,099.31
Institutional Class	4,948.23
	$ 109,073

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $843 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $193 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $10,359.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 26,940
Class T	1.75%	13,132
Class B	2.25%	11,681
Class C	2.25%	14,394
Total International Equity	1.25%	148,419
Institutional Class	1.25%	11,590
		$ 226,156

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,368 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008 A
From net investment income
Class A	$ 131,963	$ -
Class T	45,379	-
Class B	24,856	-
Class C	30,949	-
Total International Equity	560,888	13,264
Institutional Class	65,635	2,565
Total	$ 859,670	$ 15,829

A For the period November 1, 2007 (commencement of operations) to October 31, 2008.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Class A
Shares sold	372,557	1,253,571	$ 1,887,197	$ 11,409,450
Reinvestment of distributions	30,531	-	130,977	-
Shares redeemed	(1,035,215)	(39,357)	(5,265,367)	(262,908)
Net increase (decrease)	(632,127)	1,214,214	$ (3,247,193)	$ 11,146,542
Class T
Shares sold	59,609	536,757	$ 314,219	$ 5,311,723
Reinvestment of distributions	10,553	-	45,379	-
Shares redeemed	(357,387)	(11,156)	(2,032,994)	(95,096)
Net increase (decrease)	(287,225)	525,601	$ (1,673,396)	$ 5,216,627
Class B
Shares sold	19,155	516,780	$ 103,145	$ 5,142,958
Reinvestment of distributions	5,760	-	24,827	-
Shares redeemed	(331,368)	(1,184)	(1,871,062)	(8,679)
Net increase (decrease)	(306,453)	515,596	$ (1,743,090)	$ 5,134,279
Class C
Shares sold	111,127	576,912	$ 616,982	$ 5,653,538
Reinvestment of distributions	7,163	-	30,872	-
Shares redeemed	(423,400)	(3,409)	(2,395,281)	(27,077)
Net increase (decrease)	(305,110)	573,503	$ (1,747,427)	$ 5,626,461

Annual Report

11. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Total International Equity
Shares sold	2,869,211	7,339,025	$ 16,097,831	$ 65,416,828
Reinvestment of distributions	124,381	1,313	533,594	12,459
Shares redeemed	(2,570,692)	(2,605,609)	(12,899,110)	(20,217,092)
Net increase (decrease)	422,900	4,734,729	$ 3,732,315	$ 45,212,195
Institutional Class
Shares sold	5,817	559,428	$ 30,049	$ 5,503,211
Reinvestment of distributions	15,268	270	65,500	2,565
Shares redeemed	(373,992)	(2,678)	(2,056,801)	(17,158)
Net increase (decrease)	(352,907)	557,020	$ (1,961,252)	$ 5,488,618

A For the period November 1, 2007 (commencement of operations) to October 31, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and the period November 1, 2007 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and the period November 1, 2007 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Distributions

The Board of Trustees of Fidelity Total International Equity Fund voted to pay on December 7, 2009, to shareholders of record at the opening of business on December 4, 2009, a distribution of $.025 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.062 per share from net investment income.

The fund designates 100% of the dividends distributed in December 2009 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Total International Equity Fund	12/08/2008	$0.077	$.0211

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Fidelity International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of classA
International Growth	29.77%	-15.65%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Growth, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how MSCI EAFE® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Growth Fund: For the year, the fund's Retail Class shares gained 29.77%, compared with 23.69% for the MSCI EAFE Growth Index. Favorable positioning overall in consumer discretionary and good stock picking in the consumer staples and technology sectors helped, while poor security and market selection in financials and industrials hurt. In country terms, my out-of-benchmark allocations to emerging markets were favorable, as was security selection in Europe and Canada. Out-of-benchmark U.S. stock positions and being significantly underweighted in poor-performing Japan further contributed, while security selection in Australia - along with an underweighting there and the associated currency impact - was negative. The top individual contribution came from not owning German automaker and index component Volkswagen. Belgian beverage maker Anheuser-Busch InBev also helped. Out-of-benchmark stakes in Canadian gold miner Agnico-Eagle Mines and Brazilian homebuilder MRV Engenharia further contributed. In contrast, Australian/U.K. mining company BHP Billiton detracted. I was underweighted in the stock in favor of other strong-performing materials stocks benefiting from rising commodity prices. Also detracting was not owning Australia's Westpac Banking - a benchmark component - and maintaining a small stake in cash.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,320.20	$ 8.77
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,315.80	$ 10.21
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,314.50	$ 13.13
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,314.50	$ 13.13
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
International Growth	1.25%
Actual		$ 1,000.00	$ 1,319.50	$ 7.31
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,319.50	$ 7.31
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom 17.9%
Switzerland 11.7%
United States of America 11.0%
Japan 9.3%
France 5.8%
Brazil 4.5%
Australia 4.3%
Germany 3.9%
Spain 3.5%
Other 28.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom 18.3%
Japan 14.7%
Switzerland 11.5%
United States of America 10.7%
France 5.2%
Australia 3.7%
Spain 3.6%
Germany 3.5%
South Africa 3.2%
Other 25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	99.3
Short-Term Investments and Net Other Assets	1.4	0.7
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.1	3.1
Nestle SA (Reg.) (Switzerland, Food Products)	3.0	4.0
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	2.9	3.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.6	2.5
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	2.3	2.1
Visa, Inc. Class A (United States of America, IT Services)	2.1	2.1
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.9	2.4
Credit Suisse Group sponsored ADR (Switzerland, Capital Markets)	1.7	0.6
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.7	2.1
Tesco PLC (United Kingdom, Food & Staples Retailing)	1.5	0.8
	22.8
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.9	14.4
Consumer Staples	16.3	16.8
Materials	14.1	11.9
Industrials	10.5	8.0
Consumer Discretionary	10.4	9.2
Health Care	10.4	11.7
Information Technology	7.5	8.8
Energy	5.9	8.3
Telecommunication Services	4.4	6.7
Utilities	2.2	3.5

Annual Report

Fidelity International Growth Fund

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 4.3%
CSL Ltd.	4,037	$ 113,312
Leighton Holdings Ltd.	4,622	146,727
Macquarie Group Ltd.	1,944	85,111
MAp Group:
unit	30,907	78,591
unit (a)	2,809	7,254
OZ Minerals Ltd. (a)	77,910	81,441
QBE Insurance Group Ltd.	6,158	123,974
Woolworths Ltd.	10,858	277,828
TOTAL AUSTRALIA		914,238
Austria - 0.3%
Andritz AG	1,100	60,880
Bailiwick of Jersey - 0.4%
Informa PLC	17,044	82,046
Belgium - 3.1%
Anheuser-Busch InBev SA NV	11,822	556,780
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,400	47
Umicore SA	3,183	97,192
TOTAL BELGIUM		654,019
Bermuda - 1.4%
Ports Design Ltd.	80,500	216,944
Seadrill Ltd. (a)	4,500	93,991
TOTAL BERMUDA		310,935
Brazil - 4.5%
Banco ABC Brasil SA	12,000	67,727
Banco Santander (Brasil) SA ADR (a)	4,200	49,812
BM&F BOVESPA SA	31,100	200,423
BR Malls Participacoes SA (a)	3,800	40,757
Braskem SA Class A sponsored ADR (a)	12,100	158,752
Itau Unibanco Banco Multiplo SA ADR	3,830	73,306
MRV Engenharia e Participacoes SA	4,100	77,055
Petroleo Brasileiro SA - Petrobras sponsored ADR	2,900	134,038
Vale SA sponsored ADR	3,200	81,568
Votorantim Celulose e Papel SA sponsored ADR (a)	5,203	71,489
TOTAL BRAZIL		954,927
Canada - 2.4%
Agnico-Eagle Mines Ltd. (Canada)	2,600	138,302
Fairfax Financial Holdings Ltd. (sub. vtg.)	240	85,789
Common Stocks - continued
	Shares	Value
Canada - continued
Niko Resources Ltd.	1,400	$ 113,257
Open Text Corp. (a)	2,200	82,080
Petrobank Energy & Resources Ltd. (a)	2,000	87,436
TOTAL CANADA		506,864
Cayman Islands - 0.2%
Wynn Macau Ltd.	38,800	48,666
China - 0.2%
Ausnutria Dairy Hunan Co. Ltd. Class H	64,000	54,187
Denmark - 1.4%
Novo Nordisk AS Series B sponsored ADR	3,700	229,955
Vestas Wind Systems AS (a)	300	21,264
William Demant Holding AS (a)	800	57,179
TOTAL DENMARK		308,398
Finland - 1.5%
Metso Corp.	3,800	106,526
Nokian Tyres PLC	5,100	109,121
Outotec OYJ	3,100	98,398
TOTAL FINLAND		314,045
France - 5.8%
Alstom SA	553	38,512
Audika SA	3,350	106,974
Danone	4,134	249,145
GDF Suez	3,065	128,566
Laurent-Perrier Group	897	71,649
Pernod Ricard SA	800	66,855
Remy Cointreau SA	1,856	89,911
Total SA Series B	6,913	413,648
Veolia Environnement sponsored ADR	2,300	75,026
TOTAL FRANCE		1,240,286
Germany - 3.9%
Aixtron AG (c)	7,300	218,821
Bayer AG	1,995	138,655
Colonia Real Estate AG (a)	8,119	50,777
E.ON AG	3,135	120,361
Linde AG	1,702	178,802
Siemens AG sponsored ADR	1,400	126,028
TOTAL GERMANY		833,444
Common Stocks - continued
	Shares	Value
Greece - 0.3%
Terna Energy SA	5,800	$ 55,477
Hong Kong - 1.1%
Hong Kong Exchange & Clearing Ltd.	13,800	242,922
India - 0.7%
Bharti Airtel Ltd.	10,761	66,575
Tata Steel Ltd.	9,348	92,469
TOTAL INDIA		159,044
Ireland - 0.3%
CRH PLC sponsored ADR	2,800	69,244
Italy - 1.0%
Azimut Holdings SpA	7,100	85,987
Fiat SpA (a)	9,100	136,054
TOTAL ITALY		222,041
Japan - 9.3%
Autobacs Seven Co. Ltd.	2,700	91,066
Denso Corp.	5,900	161,216
East Japan Railway Co.	2,000	128,085
Fanuc Ltd.	1,700	141,212
Japan Steel Works Ltd.	8,000	88,232
Japan Tobacco, Inc.	22	61,725
Keyence Corp.	720	142,946
Kirin Holdings Co. Ltd.	3,000	48,972
Kobayashi Pharmaceutical Co. Ltd.	2,300	98,993
Nippon Seiki Co. Ltd.	7,000	73,514
Nippon Thompson Co. Ltd.	14,000	73,431
ORIX Corp.	1,260	81,394
Osaka Securities Exchange Co. Ltd.	18	86,384
Shin-Etsu Chemical Co., Ltd.	3,200	169,710
Shiseido Co. Ltd.	3,000	54,774
SHO-BOND Holdings Co. Ltd.	2,200	38,482
Sony Financial Holdings, Inc.	17	48,786
Tokio Marine Holdings, Inc.	4,500	115,073
Tsumura & Co.	3,500	120,447
USS Co. Ltd.	1,470	88,929
Yamato Kogyo Co. Ltd.	2,700	81,031
TOTAL JAPAN		1,994,402
Korea (South) - 0.6%
NHN Corp. (a)	807	118,588
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
ArcelorMittal SA (NY Shares) Class A	2,000	$ 68,040
Mexico - 1.9%
America Movil SAB de CV Series L sponsored ADR	1,700	75,021
Cemex SA de CV sponsored ADR	10,728	111,357
Desarrolladora Homex SAB de CV sponsored ADR (a)(c)	2,000	71,120
Fomento Economico Mexicano SAB de CV sponsored ADR	1,000	43,310
Wal-Mart de Mexico SA de CV Series V	29,100	101,514
TOTAL MEXICO		402,322
Netherlands - 2.2%
Akzo Nobel NV	812	48,131
ASML Holding NV (NY Shares)	4,200	113,148
James Hardie Industries NV sponsored ADR (a)	3,400	106,012
Koninklijke KPN NV	5,510	100,137
QIAGEN NV (a)	4,900	102,067
TOTAL NETHERLANDS		469,495
Papua New Guinea - 0.4%
Lihir Gold Ltd. sponsored ADR (c)	3,000	81,780
Philippines - 0.4%
Jollibee Food Corp.	72,700	78,098
Singapore - 1.6%
CapitaLand Ltd.	26,000	75,378
City Developments Ltd.	8,000	56,036
Singapore Exchange Ltd.	29,000	164,297
Wing Tai Holdings Ltd.	35,000	40,962
TOTAL SINGAPORE		336,673
South Africa - 2.6%
African Rainbow Minerals Ltd.	7,639	149,504
Blue Financial Services Ltd. (a)	108,800	13,926
Clicks Group Ltd.	15,638	49,441
JSE Ltd.	9,900	76,792
Mr. Price Group Ltd.	18,200	83,633
MTN Group Ltd.	12,400	186,496
TOTAL SOUTH AFRICA		559,792
Spain - 3.5%
Inditex SA	2,799	164,755
Common Stocks - continued
	Shares	Value
Spain - continued
Prosegur Comp Securidad SA (Reg.)	2,000	$ 84,320
Telefonica SA sponsored ADR	6,000	503,580
TOTAL SPAIN		752,655
Sweden - 1.4%
H&M Hennes & Mauritz AB (B Shares)	4,123	234,178
Swedish Match Co.	3,000	61,567
TOTAL SWEDEN		295,745
Switzerland - 11.7%
ABB Ltd. sponsored ADR	11,900	220,507
Actelion Ltd. (Reg.) (a)	1,784	98,493
Bank Sarasin & Co. Ltd. Series B (Reg.)	1,897	75,706
Credit Suisse Group sponsored ADR	6,900	367,770
Nestle SA (Reg.)	13,977	651,379
Novartis AG sponsored ADR	3,100	161,045
Roche Holding AG (participation certificate)	4,125	662,105
Sonova Holding AG	1,017	104,862
UBS AG:
(For. Reg.) (a)	4,123	68,737
(NY Shares) (a)	5,400	89,586
TOTAL SWITZERLAND		2,500,190
Turkey - 2.4%
Anadolu Efes Biracilik ve Malt Sanyii AS	7,800	89,232
Asya Katilim Bankasi AS (a)	50,000	104,423
Coca-Cola Icecek AS	16,000	124,509
Turkiye Garanti Bankasi AS	54,000	197,539
TOTAL TURKEY		515,703
United Kingdom - 17.9%
Babcock International Group PLC	15,300	152,350
BAE Systems PLC	29,700	153,355
BG Group PLC	21,059	364,763
BHP Billiton PLC ADR	11,400	617,880
Bovis Homes Group PLC	14,600	98,734
Cobham PLC	17,200	62,013
GlaxoSmithKline PLC sponsored ADR	3,600	148,176
Great Portland Estates PLC	9,963	40,402
HSBC Holdings PLC (United Kingdom) (Reg.)	3,901	43,121
InterContinental Hotel Group PLC ADR	8,100	102,951
Johnson Matthey PLC	4,224	97,922
Man Group PLC	15,660	79,703
Common Stocks - continued
	Shares	Value
United Kingdom - continued
National Grid PLC	6,600	$ 65,720
Persimmon PLC	5,525	36,592
Reckitt Benckiser Group PLC	4,345	216,505
Rio Tinto PLC:
(Reg.)	2,735	120,954
sponsored ADR	1,550	275,947
Rolls-Royce Group PLC	14,000	103,847
Serco Group PLC	21,688	179,995
Shaftesbury PLC	13,033	80,562
Standard Chartered PLC (United Kingdom)	11,900	293,159
Ted Baker PLC	10,900	73,372
Tesco PLC	48,231	322,563
Unite Group PLC	10,400	45,419
Victrex PLC	3,600	44,979
TOTAL UNITED KINGDOM		3,820,984
United States of America - 9.6%
Advanced Energy Industries, Inc. (a)	8,900	108,669
Allergan, Inc.	1,600	90,000
Autoliv, Inc.	2,500	83,950
Berkshire Hathaway, Inc. Class B (a)	32	105,056
Cymer, Inc. (a)	1,900	65,056
Evercore Partners, Inc. Class A	2,800	91,392
FMC Technologies, Inc. (a)	800	42,080
Goldman Sachs Group, Inc.	460	78,278
ION Geophysical Corp. (a)	10,800	41,364
Juniper Networks, Inc. (a)	8,600	219,386
Lam Research Corp. (a)	1,400	47,208
Martin Marietta Materials, Inc.	800	66,656
Mead Johnson Nutrition Co. Class A	1,100	46,244
Mohawk Industries, Inc. (a)	2,000	85,660
Philip Morris International, Inc.	2,300	108,928
PriceSmart, Inc.	6,005	115,897
ResMed, Inc. (a)	1,100	54,131
Union Pacific Corp.	1,300	71,682
Varian Semiconductor Equipment Associates, Inc. (a)	1,500	42,585
Verisk Analytics, Inc.	1,900	52,117
Visa, Inc. Class A	5,900	446,984
TOTAL UNITED STATES OF AMERICA		2,063,323
TOTAL COMMON STOCKS (Cost $19,490,164)		21,089,453
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (a) (Cost $1,375)	840,000	$ 1,379
Money Market Funds - 1.6%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d) (Cost $340,425)	340,425	340,425
Cash Equivalents - 1.5%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.06%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $321,000)	$ 321,002	321,000
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $20,152,964)		21,752,257
NET OTHER ASSETS - (1.7)%		(370,467)
NET ASSETS - 100%		$ 21,381,790
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$321,000 due 11/02/09 at 0.06%
BNP Paribas Securities Corp.	$ 84,825
Credit Suisse Securities (USA) LLC	87,310
Deutsche Bank Securities, Inc.	27,991
HSBC Securities (USA), Inc.	12,724
ING Financial Markets LLC	25,447
J.P. Morgan Securities, Inc.	25,447
Mizuho Securities USA, Inc.	25,447
Societe Generale, New York Branch	31,809
$ 321,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 5,831
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 3,822,363	$ 3,658,288	$ 164,075	$ -
Switzerland	2,500,190	2,431,453	68,737	-
United States of America	2,063,323	2,063,323	-	-
Japan	1,994,402	-	1,994,402	-
France	1,240,286	826,638	413,648	-
Brazil	954,927	954,927	-	-
Australia	914,238	7,254	906,984	-
Germany	833,444	833,444	-	-
Spain	752,655	752,655	-	-
Other	6,015,004	4,542,235	1,472,769	-
Money Market Funds	340,425	340,425	-	-
Cash Equivalents	321,000	-	321,000	-
Total Investments in Securities:	$ 21,752,257	$ 16,410,642	$ 5,341,615	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $7,766,263 of which $4,969,583 and $2,796,680 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $332,127 and repurchase agreements of $321,000) - See accompanying schedule: Unaffiliated issuers (cost $19,812,539)	$ 21,411,832
Fidelity Central Funds (cost $340,425)	340,425
Total Investments (cost $20,152,964)		$ 21,752,257
Cash		472
Foreign currency held at value (cost $20,992)		20,927
Receivable for investments sold		72,776
Receivable for fund shares sold		76,868
Dividends receivable		56,382
Distributions receivable from Fidelity Central Funds		43
Prepaid expenses		127
Receivable from investment adviser for expense reductions		39,949
Other receivables		1,644
Total assets		22,021,445

Liabilities
Payable for investments purchased	$ 189,385
Payable for fund shares redeemed	30,525
Accrued management fee	14,603
Distribution fees payable	1,727
Other affiliated payables	6,837
Other payables and accrued expenses	56,153
Collateral on securities loaned, at value	340,425
Total liabilities		639,655

Net Assets		$ 21,381,790
Net Assets consist of:
Paid in capital		$ 28,019,046
Undistributed net investment income		167,884
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,405,640)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,600,500
Net Assets		$ 21,381,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,451,524 ÷ 207,085 shares)	$ 7.01

Maximum offering price per share (100/94.25 of $7.01)	$ 7.44
Class T: Net Asset Value and redemption price per share ($531,636 ÷ 75,895 shares)	$ 7.00

Maximum offering price per share (100/96.50 of $7.00)	$ 7.25
Class B: Net Asset Value and offering price per share ($328,403 ÷ 47,060 shares)A	$ 6.98

Class C: Net Asset Value and offering price per share ($779,533 ÷ 111,723 shares)A	$ 6.98

International Growth: Net Asset Value, offering price and redemption price per share ($18,254,291 ÷ 2,599,314 shares)	$ 7.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,403 ÷ 5,186 shares)	$ 7.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 441,997
Interest		445
Income from Fidelity Central Funds		5,831
		448,273
Less foreign taxes withheld		(36,773)
Total income		411,500

Expenses
Management fee Basic fee	$ 126,382
Performance adjustment	10,723
Transfer agent fees	58,419
Distribution fees	18,924
Accounting and security lending fees	9,351
Custodian fees and expenses	57,837
Independent trustees' compensation	125
Registration fees	62,082
Audit	62,278
Legal	404
Miscellaneous	328
Total expenses before reductions	406,853
Expense reductions	(170,456)	236,397
Net investment income (loss)		175,103
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,923,021)
Foreign currency transactions	(11,876)
Total net realized gain (loss)		(2,934,897)
Change in net unrealized appreciation (depreciation) on: Investment securities	7,702,671
Assets and liabilities in foreign currencies	3,098
Total change in net unrealized appreciation (depreciation)		7,705,769
Net gain (loss)		4,770,872
Net increase (decrease) in net assets resulting from operations		$ 4,945,975

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 175,103	$ 200,542
Net realized gain (loss)	(2,934,897)	(5,482,459)
Change in net unrealized appreciation (depreciation)	7,705,769	(6,105,269)
Net increase (decrease) in net assets resulting from operations	4,945,975	(11,387,186)
Distributions to shareholders from net investment income	(188,551)	(7,494)
Share transactions - net increase (decrease)	1,563,086	26,448,569
Redemption fees	3,195	4,196
Total increase (decrease) in net assets	6,323,705	15,058,085

Net Assets
Beginning of period	15,058,085	-
End of period (including undistributed net investment income of $167,884 and undistributed net investment income of $181,332, respectively)	$ 21,381,790	$ 15,058,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.07
Net realized and unrealized gain (loss)	1.55	(4.61)
Total from investment operations	1.60	(4.54)
Distributions from net investment income	(.05)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 7.01	$ 5.46
Total Return A, B, C	29.72%	(45.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.46%	2.88%
Expenses net of fee waivers, if any	1.50%	1.50%
Expenses net of all reductions	1.47%	1.48%
Net investment income (loss)	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,452	$ 820
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.05
Net realized and unrealized gain (loss)	1.55	(4.60)
Total from investment operations	1.58	(4.55)
Distributions from net investment income	(.03)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 7.00	$ 5.45
Total Return A, B, C	29.22%	(45.50)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.67%	3.07%
Expenses net of fee waivers, if any	1.75%	1.75%
Expenses net of all reductions	1.73%	1.73%
Net investment income (loss)	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 532	$ 507
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	- I
Net realized and unrealized gain (loss)	1.55	(4.58)
Total from investment operations	1.56	(4.58)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.98	$ 5.42
Total Return A, B, C	28.78%	(45.80)%
Ratios to Average Net Assets E, H
Expenses before reductions	3.17%	3.55%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.23%	2.23%
Net investment income (loss)	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 328	$ 642
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	- I
Net realized and unrealized gain (loss)	1.55	(4.58)
Total from investment operations	1.56	(4.58)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.98	$ 5.42
Total Return A, B, C	28.78%	(45.80)%
Ratios to Average Net Assets E, H
Expenses before reductions	3.21%	3.52%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.23%	2.23%
Net investment income (loss)	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 780	$ 684
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.09
Net realized and unrealized gain (loss)	1.54	(4.60)
Total from investment operations	1.60	(4.51)
Distributions from net investment income	(.06)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 7.02	$ 5.48
Total Return A, B	29.77%	(45.17)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.19%	2.35%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%
Net investment income (loss)	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,254	$ 11,884
Portfolio turnover rate E	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.09
Net realized and unrealized gain (loss)	1.54	(4.60)
Total from investment operations	1.60	(4.51)
Distributions from net investment income	(.06)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 7.02	$ 5.48
Total Return A, B	29.77%	(45.17)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.01%	2.56%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%
Net investment income (loss)	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36	$ 521
Portfolio turnover rate E	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009 have

Annual Report

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,549,954
Gross unrealized depreciation	(1,661,404)
Net unrealized appreciation (depreciation)	$ 888,550

Tax Cost	$ 20,863,707

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 239,156
Capital loss carryforward	$ (7,766,263)
Net unrealized appreciation (depreciation)	$ 889,757

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 188,551	$ 7,494

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,794,911 and $20,403,099, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Growth, as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 2,480	$ 659
Class T	.25%	.25%	2,901	1,601
Class B	.75%	.25%	5,469	4,844
Class C	.75%	.25%	8,074	3,515
			$ 18,924	$ 10,619

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,894
Class T	528
Class B*	244
Class C*	59
$ 4,725

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,370.34
Class T	2,064.36
Class B	1,871.34
Class C	2,731.34
International Growth	47,560.33
Institutional Class	823.21
	$ 58,419

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $627 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $90 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,831.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 9,562
Class T	1.75%	5,352
Class B	2.25%	5,007
Class C	2.25%	7,731
International Growth	1.25%	135,666
Institutional Class	1.25%	2,950
		$ 166,268

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,188 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008 A
From net investment income
Class A	$ 7,994	$ -
Class T	2,991	-
International Growth	171,473	7,036
Institutional Class	6,093	458
Total	$ 188,551	$ 7,494

A For the period November 1, 2007 (commencement of operations) to October 31, 2008 .

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008A	2009	2008 A
Class A
Shares sold	249,117	163,688	$ 1,499,324	$ 1,473,900
Reinvestment of distributions	1,620	-	7,954	-
Shares redeemed	(193,639)	(13,701)	(1,109,207)	(105,944)
Net increase (decrease)	57,098	149,987	$ 398,071	$ 1,367,956
Class T
Shares sold	78,248	120,600	$ 453,244	$ 1,160,207
Reinvestment of distributions	606	-	2,982	-
Shares redeemed	(96,008)	(27,551)	(616,841)	(234,209)
Net increase (decrease)	(17,154)	93,049	$ (160,615)	$ 925,998
Class B
Shares sold	35,907	130,340	$ 202,014	$ 1,229,254
Shares redeemed	(107,260)	(11,927)	(656,068)	(88,741)
Net increase (decrease)	(71,353)	118,413	$ (454,054)	$ 1,140,513
Class C
Shares sold	147,440	147,998	$ 796,649	$ 1,363,686
Shares redeemed	(161,828)	(21,887)	(850,523)	(174,264)
Net increase (decrease)	(14,388)	126,111	$ (53,874)	$ 1,189,422

Annual Report

11. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended October 31,	2009	2008A	2009	2008 A
International Growth
Shares sold	1,976,158	3,641,791	$ 11,124,182	$ 32,862,391
Reinvestment of distributions	27,149	663	133,303	6,366
Shares redeemed	(1,574,393)	(1,472,054)	(8,834,160)	(11,980,798)
Net increase (decrease)	428,914	2,170,400	$ 2,423,325	$ 20,887,959
Institutional Class
Shares sold	6,125	95,161	$ 37,094	$ 936,263
Reinvestment of distributions	1,241	48	6,093	458
Shares redeemed	(97,389)	-	(632,954)	-
Net increase (decrease)	(90,023)	95,209	$ (589,767)	$ 936,721

A For the period November 1, 2007 (commencement of operations) to October 31, 2008 .

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Gains	Pay Date	Record Date	Dividends	Capital
International Growth	12/07/09	12/04/09	$0.057	$0.025

International Growth designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Growth	12/08/2008	$.054	$.0149

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1978

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund
Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board (a custom peer group, in the case of International Growth Fund). Because each fund had been in existence less than three calendar years, for each fund the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of the retail class and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. (a custom peer group, in the case of International Growth Fund). The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. International Growth Fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Growth (retail class) of the fund was in the first quartile for the period shown. The Board also stated that the investment performance of Fidelity International Growth (retail class) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Total International Equity (retail class) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark. The Board reviewed the year-to-date performance of Fidelity Total International Equity (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

Fidelity Total International Equity Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of each fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustments for 2008 represent calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of Fidelity International Growth (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of Fidelity Total International Equity (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

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Cincinnati, OH 45277-0002

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Covington, KY 41015

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Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

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IGF/TIE-UANN-1209
1.881355.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009

Class A, Class T,
Class B, and Class C are
classes of Fidelity®
International Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
Class A (incl. 5.75% sales charge)	22.26%	-18.30%
Class T (incl. 3.50% sales charge)	24.70%	-17.56%
Class B (incl. contingent deferred sales charge) B	23.78%	-18.14%
Class C (incl. contingent deferred sales charge) C	27.78%	-16.45%

A From November 1, 2007.

B Class B shares' contingent deferred sales charge included in the past one year and life of class total return figures are 5% and 4%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of class total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Growth Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan-representing the index's largest weighting-lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor International Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 29.72%, 29.22%, 28.78% and 28.78%, respectively (excluding sales charges), compared with 23.69% for the MSCI EAFE Growth Index. Favorable positioning overall in consumer discretionary and good stock picking in the consumer staples and technology sectors helped, while poor security and market selection in financials and industrials hurt. In country terms, my out-of-benchmark allocations to emerging markets were favorable, as was security selection in Europe and Canada. Out-of-benchmark U.S. stock positions and being significantly underweighted in poor-performing Japan further contributed, while security selection in Australia - along with an underweighting there and the associated currency impact - was negative. The top individual contribution came from not owning German automaker and index component Volkswagen. Belgian beverage maker Anheuser-Busch InBev also helped. Out-of-benchmark stakes in Canadian gold miner Agnico-Eagle Mines and Brazilian homebuilder MRV Engenharia further contributed. In contrast, Australian/U.K. mining company BHP Billiton detracted. I was underweighted in the stock in favor of other strong-performing materials stocks benefiting from rising commodity prices. Also detracting was not owning Australia's Westpac Banking - a benchmark component - and maintaining a small stake in cash.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,320.20	$ 8.77
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,315.80	$ 10.21
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,314.50	$ 13.13
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,314.50	$ 13.13
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
International Growth	1.25%
Actual		$ 1,000.00	$ 1,319.50	$ 7.31
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,319.50	$ 7.31
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom 17.9%
Switzerland 11.7%
United States of America 11.0%
Japan 9.3%
France 5.8%
Brazil 4.5%
Australia 4.3%
Germany 3.9%
Spain 3.5%
Other 28.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom 18.3%
Japan 14.7%
Switzerland 11.5%
United States of America 10.7%
France 5.2%
Australia 3.7%
Spain 3.6%
Germany 3.5%
South Africa 3.2%
Other 25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	99.3
Short-Term Investments and Net Other Assets	1.4	0.7
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.1	3.1
Nestle SA (Reg.) (Switzerland, Food Products)	3.0	4.0
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	2.9	3.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.6	2.5
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	2.3	2.1
Visa, Inc. Class A (United States of America, IT Services)	2.1	2.1
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.9	2.4
Credit Suisse Group sponsored ADR (Switzerland, Capital Markets)	1.7	0.6
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.7	2.1
Tesco PLC (United Kingdom, Food & Staples Retailing)	1.5	0.8
	22.8
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.9	14.4
Consumer Staples	16.3	16.8
Materials	14.1	11.9
Industrials	10.5	8.0
Consumer Discretionary	10.4	9.2
Health Care	10.4	11.7
Information Technology	7.5	8.8
Energy	5.9	8.3
Telecommunication Services	4.4	6.7
Utilities	2.2	3.5

Annual Report

Fidelity International Growth Fund

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 4.3%
CSL Ltd.	4,037	$ 113,312
Leighton Holdings Ltd.	4,622	146,727
Macquarie Group Ltd.	1,944	85,111
MAp Group:
unit	30,907	78,591
unit (a)	2,809	7,254
OZ Minerals Ltd. (a)	77,910	81,441
QBE Insurance Group Ltd.	6,158	123,974
Woolworths Ltd.	10,858	277,828
TOTAL AUSTRALIA		914,238
Austria - 0.3%
Andritz AG	1,100	60,880
Bailiwick of Jersey - 0.4%
Informa PLC	17,044	82,046
Belgium - 3.1%
Anheuser-Busch InBev SA NV	11,822	556,780
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,400	47
Umicore SA	3,183	97,192
TOTAL BELGIUM		654,019
Bermuda - 1.4%
Ports Design Ltd.	80,500	216,944
Seadrill Ltd. (a)	4,500	93,991
TOTAL BERMUDA		310,935
Brazil - 4.5%
Banco ABC Brasil SA	12,000	67,727
Banco Santander (Brasil) SA ADR (a)	4,200	49,812
BM&F BOVESPA SA	31,100	200,423
BR Malls Participacoes SA (a)	3,800	40,757
Braskem SA Class A sponsored ADR (a)	12,100	158,752
Itau Unibanco Banco Multiplo SA ADR	3,830	73,306
MRV Engenharia e Participacoes SA	4,100	77,055
Petroleo Brasileiro SA - Petrobras sponsored ADR	2,900	134,038
Vale SA sponsored ADR	3,200	81,568
Votorantim Celulose e Papel SA sponsored ADR (a)	5,203	71,489
TOTAL BRAZIL		954,927
Canada - 2.4%
Agnico-Eagle Mines Ltd. (Canada)	2,600	138,302
Fairfax Financial Holdings Ltd. (sub. vtg.)	240	85,789
Common Stocks - continued
	Shares	Value
Canada - continued
Niko Resources Ltd.	1,400	$ 113,257
Open Text Corp. (a)	2,200	82,080
Petrobank Energy & Resources Ltd. (a)	2,000	87,436
TOTAL CANADA		506,864
Cayman Islands - 0.2%
Wynn Macau Ltd.	38,800	48,666
China - 0.2%
Ausnutria Dairy Hunan Co. Ltd. Class H	64,000	54,187
Denmark - 1.4%
Novo Nordisk AS Series B sponsored ADR	3,700	229,955
Vestas Wind Systems AS (a)	300	21,264
William Demant Holding AS (a)	800	57,179
TOTAL DENMARK		308,398
Finland - 1.5%
Metso Corp.	3,800	106,526
Nokian Tyres PLC	5,100	109,121
Outotec OYJ	3,100	98,398
TOTAL FINLAND		314,045
France - 5.8%
Alstom SA	553	38,512
Audika SA	3,350	106,974
Danone	4,134	249,145
GDF Suez	3,065	128,566
Laurent-Perrier Group	897	71,649
Pernod Ricard SA	800	66,855
Remy Cointreau SA	1,856	89,911
Total SA Series B	6,913	413,648
Veolia Environnement sponsored ADR	2,300	75,026
TOTAL FRANCE		1,240,286
Germany - 3.9%
Aixtron AG (c)	7,300	218,821
Bayer AG	1,995	138,655
Colonia Real Estate AG (a)	8,119	50,777
E.ON AG	3,135	120,361
Linde AG	1,702	178,802
Siemens AG sponsored ADR	1,400	126,028
TOTAL GERMANY		833,444
Common Stocks - continued
	Shares	Value
Greece - 0.3%
Terna Energy SA	5,800	$ 55,477
Hong Kong - 1.1%
Hong Kong Exchange & Clearing Ltd.	13,800	242,922
India - 0.7%
Bharti Airtel Ltd.	10,761	66,575
Tata Steel Ltd.	9,348	92,469
TOTAL INDIA		159,044
Ireland - 0.3%
CRH PLC sponsored ADR	2,800	69,244
Italy - 1.0%
Azimut Holdings SpA	7,100	85,987
Fiat SpA (a)	9,100	136,054
TOTAL ITALY		222,041
Japan - 9.3%
Autobacs Seven Co. Ltd.	2,700	91,066
Denso Corp.	5,900	161,216
East Japan Railway Co.	2,000	128,085
Fanuc Ltd.	1,700	141,212
Japan Steel Works Ltd.	8,000	88,232
Japan Tobacco, Inc.	22	61,725
Keyence Corp.	720	142,946
Kirin Holdings Co. Ltd.	3,000	48,972
Kobayashi Pharmaceutical Co. Ltd.	2,300	98,993
Nippon Seiki Co. Ltd.	7,000	73,514
Nippon Thompson Co. Ltd.	14,000	73,431
ORIX Corp.	1,260	81,394
Osaka Securities Exchange Co. Ltd.	18	86,384
Shin-Etsu Chemical Co., Ltd.	3,200	169,710
Shiseido Co. Ltd.	3,000	54,774
SHO-BOND Holdings Co. Ltd.	2,200	38,482
Sony Financial Holdings, Inc.	17	48,786
Tokio Marine Holdings, Inc.	4,500	115,073
Tsumura & Co.	3,500	120,447
USS Co. Ltd.	1,470	88,929
Yamato Kogyo Co. Ltd.	2,700	81,031
TOTAL JAPAN		1,994,402
Korea (South) - 0.6%
NHN Corp. (a)	807	118,588
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
ArcelorMittal SA (NY Shares) Class A	2,000	$ 68,040
Mexico - 1.9%
America Movil SAB de CV Series L sponsored ADR	1,700	75,021
Cemex SA de CV sponsored ADR	10,728	111,357
Desarrolladora Homex SAB de CV sponsored ADR (a)(c)	2,000	71,120
Fomento Economico Mexicano SAB de CV sponsored ADR	1,000	43,310
Wal-Mart de Mexico SA de CV Series V	29,100	101,514
TOTAL MEXICO		402,322
Netherlands - 2.2%
Akzo Nobel NV	812	48,131
ASML Holding NV (NY Shares)	4,200	113,148
James Hardie Industries NV sponsored ADR (a)	3,400	106,012
Koninklijke KPN NV	5,510	100,137
QIAGEN NV (a)	4,900	102,067
TOTAL NETHERLANDS		469,495
Papua New Guinea - 0.4%
Lihir Gold Ltd. sponsored ADR (c)	3,000	81,780
Philippines - 0.4%
Jollibee Food Corp.	72,700	78,098
Singapore - 1.6%
CapitaLand Ltd.	26,000	75,378
City Developments Ltd.	8,000	56,036
Singapore Exchange Ltd.	29,000	164,297
Wing Tai Holdings Ltd.	35,000	40,962
TOTAL SINGAPORE		336,673
South Africa - 2.6%
African Rainbow Minerals Ltd.	7,639	149,504
Blue Financial Services Ltd. (a)	108,800	13,926
Clicks Group Ltd.	15,638	49,441
JSE Ltd.	9,900	76,792
Mr. Price Group Ltd.	18,200	83,633
MTN Group Ltd.	12,400	186,496
TOTAL SOUTH AFRICA		559,792
Spain - 3.5%
Inditex SA	2,799	164,755
Common Stocks - continued
	Shares	Value
Spain - continued
Prosegur Comp Securidad SA (Reg.)	2,000	$ 84,320
Telefonica SA sponsored ADR	6,000	503,580
TOTAL SPAIN		752,655
Sweden - 1.4%
H&M Hennes & Mauritz AB (B Shares)	4,123	234,178
Swedish Match Co.	3,000	61,567
TOTAL SWEDEN		295,745
Switzerland - 11.7%
ABB Ltd. sponsored ADR	11,900	220,507
Actelion Ltd. (Reg.) (a)	1,784	98,493
Bank Sarasin & Co. Ltd. Series B (Reg.)	1,897	75,706
Credit Suisse Group sponsored ADR	6,900	367,770
Nestle SA (Reg.)	13,977	651,379
Novartis AG sponsored ADR	3,100	161,045
Roche Holding AG (participation certificate)	4,125	662,105
Sonova Holding AG	1,017	104,862
UBS AG:
(For. Reg.) (a)	4,123	68,737
(NY Shares) (a)	5,400	89,586
TOTAL SWITZERLAND		2,500,190
Turkey - 2.4%
Anadolu Efes Biracilik ve Malt Sanyii AS	7,800	89,232
Asya Katilim Bankasi AS (a)	50,000	104,423
Coca-Cola Icecek AS	16,000	124,509
Turkiye Garanti Bankasi AS	54,000	197,539
TOTAL TURKEY		515,703
United Kingdom - 17.9%
Babcock International Group PLC	15,300	152,350
BAE Systems PLC	29,700	153,355
BG Group PLC	21,059	364,763
BHP Billiton PLC ADR	11,400	617,880
Bovis Homes Group PLC	14,600	98,734
Cobham PLC	17,200	62,013
GlaxoSmithKline PLC sponsored ADR	3,600	148,176
Great Portland Estates PLC	9,963	40,402
HSBC Holdings PLC (United Kingdom) (Reg.)	3,901	43,121
InterContinental Hotel Group PLC ADR	8,100	102,951
Johnson Matthey PLC	4,224	97,922
Man Group PLC	15,660	79,703
Common Stocks - continued
	Shares	Value
United Kingdom - continued
National Grid PLC	6,600	$ 65,720
Persimmon PLC	5,525	36,592
Reckitt Benckiser Group PLC	4,345	216,505
Rio Tinto PLC:
(Reg.)	2,735	120,954
sponsored ADR	1,550	275,947
Rolls-Royce Group PLC	14,000	103,847
Serco Group PLC	21,688	179,995
Shaftesbury PLC	13,033	80,562
Standard Chartered PLC (United Kingdom)	11,900	293,159
Ted Baker PLC	10,900	73,372
Tesco PLC	48,231	322,563
Unite Group PLC	10,400	45,419
Victrex PLC	3,600	44,979
TOTAL UNITED KINGDOM		3,820,984
United States of America - 9.6%
Advanced Energy Industries, Inc. (a)	8,900	108,669
Allergan, Inc.	1,600	90,000
Autoliv, Inc.	2,500	83,950
Berkshire Hathaway, Inc. Class B (a)	32	105,056
Cymer, Inc. (a)	1,900	65,056
Evercore Partners, Inc. Class A	2,800	91,392
FMC Technologies, Inc. (a)	800	42,080
Goldman Sachs Group, Inc.	460	78,278
ION Geophysical Corp. (a)	10,800	41,364
Juniper Networks, Inc. (a)	8,600	219,386
Lam Research Corp. (a)	1,400	47,208
Martin Marietta Materials, Inc.	800	66,656
Mead Johnson Nutrition Co. Class A	1,100	46,244
Mohawk Industries, Inc. (a)	2,000	85,660
Philip Morris International, Inc.	2,300	108,928
PriceSmart, Inc.	6,005	115,897
ResMed, Inc. (a)	1,100	54,131
Union Pacific Corp.	1,300	71,682
Varian Semiconductor Equipment Associates, Inc. (a)	1,500	42,585
Verisk Analytics, Inc.	1,900	52,117
Visa, Inc. Class A	5,900	446,984
TOTAL UNITED STATES OF AMERICA		2,063,323
TOTAL COMMON STOCKS (Cost $19,490,164)		21,089,453
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (a) (Cost $1,375)	840,000	$ 1,379
Money Market Funds - 1.6%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d) (Cost $340,425)	340,425	340,425
Cash Equivalents - 1.5%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.06%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $321,000)	$ 321,002	321,000
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $20,152,964)		21,752,257
NET OTHER ASSETS - (1.7)%		(370,467)
NET ASSETS - 100%		$ 21,381,790
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$321,000 due 11/02/09 at 0.06%
BNP Paribas Securities Corp.	$ 84,825
Credit Suisse Securities (USA) LLC	87,310
Deutsche Bank Securities, Inc.	27,991
HSBC Securities (USA), Inc.	12,724
ING Financial Markets LLC	25,447
J.P. Morgan Securities, Inc.	25,447
Mizuho Securities USA, Inc.	25,447
Societe Generale, New York Branch	31,809
$ 321,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 5,831
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 3,822,363	$ 3,658,288	$ 164,075	$ -
Switzerland	2,500,190	2,431,453	68,737	-
United States of America	2,063,323	2,063,323	-	-
Japan	1,994,402	-	1,994,402	-
France	1,240,286	826,638	413,648	-
Brazil	954,927	954,927	-	-
Australia	914,238	7,254	906,984	-
Germany	833,444	833,444	-	-
Spain	752,655	752,655	-	-
Other	6,015,004	4,542,235	1,472,769	-
Money Market Funds	340,425	340,425	-	-
Cash Equivalents	321,000	-	321,000	-
Total Investments in Securities:	$ 21,752,257	$ 16,410,642	$ 5,341,615	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $7,766,263 of which $4,969,583 and $2,796,680 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $332,127 and repurchase agreements of $321,000) - See accompanying schedule: Unaffiliated issuers (cost $19,812,539)	$ 21,411,832
Fidelity Central Funds (cost $340,425)	340,425
Total Investments (cost $20,152,964)		$ 21,752,257
Cash		472
Foreign currency held at value (cost $20,992)		20,927
Receivable for investments sold		72,776
Receivable for fund shares sold		76,868
Dividends receivable		56,382
Distributions receivable from Fidelity Central Funds		43
Prepaid expenses		127
Receivable from investment adviser for expense reductions		39,949
Other receivables		1,644
Total assets		22,021,445

Liabilities
Payable for investments purchased	$ 189,385
Payable for fund shares redeemed	30,525
Accrued management fee	14,603
Distribution fees payable	1,727
Other affiliated payables	6,837
Other payables and accrued expenses	56,153
Collateral on securities loaned, at value	340,425
Total liabilities		639,655

Net Assets		$ 21,381,790
Net Assets consist of:
Paid in capital		$ 28,019,046
Undistributed net investment income		167,884
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,405,640)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,600,500
Net Assets		$ 21,381,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,451,524 ÷ 207,085 shares)	$ 7.01

Maximum offering price per share (100/94.25 of $7.01)	$ 7.44
Class T: Net Asset Value and redemption price per share ($531,636 ÷ 75,895 shares)	$ 7.00

Maximum offering price per share (100/96.50 of $7.00)	$ 7.25
Class B: Net Asset Value and offering price per share ($328,403 ÷ 47,060 shares)A	$ 6.98

Class C: Net Asset Value and offering price per share ($779,533 ÷ 111,723 shares)A	$ 6.98

International Growth: Net Asset Value, offering price and redemption price per share ($18,254,291 ÷ 2,599,314 shares)	$ 7.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,403 ÷ 5,186 shares)	$ 7.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 441,997
Interest		445
Income from Fidelity Central Funds		5,831
		448,273
Less foreign taxes withheld		(36,773)
Total income		411,500

Expenses
Management fee Basic fee	$ 126,382
Performance adjustment	10,723
Transfer agent fees	58,419
Distribution fees	18,924
Accounting and security lending fees	9,351
Custodian fees and expenses	57,837
Independent trustees' compensation	125
Registration fees	62,082
Audit	62,278
Legal	404
Miscellaneous	328
Total expenses before reductions	406,853
Expense reductions	(170,456)	236,397
Net investment income (loss)		175,103
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,923,021)
Foreign currency transactions	(11,876)
Total net realized gain (loss)		(2,934,897)
Change in net unrealized appreciation (depreciation) on: Investment securities	7,702,671
Assets and liabilities in foreign currencies	3,098
Total change in net unrealized appreciation (depreciation)		7,705,769
Net gain (loss)		4,770,872
Net increase (decrease) in net assets resulting from operations		$ 4,945,975

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 175,103	$ 200,542
Net realized gain (loss)	(2,934,897)	(5,482,459)
Change in net unrealized appreciation (depreciation)	7,705,769	(6,105,269)
Net increase (decrease) in net assets resulting from operations	4,945,975	(11,387,186)
Distributions to shareholders from net investment income	(188,551)	(7,494)
Share transactions - net increase (decrease)	1,563,086	26,448,569
Redemption fees	3,195	4,196
Total increase (decrease) in net assets	6,323,705	15,058,085

Net Assets
Beginning of period	15,058,085	-
End of period (including undistributed net investment income of $167,884 and undistributed net investment income of $181,332, respectively)	$ 21,381,790	$ 15,058,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.07
Net realized and unrealized gain (loss)	1.55	(4.61)
Total from investment operations	1.60	(4.54)
Distributions from net investment income	(.05)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 7.01	$ 5.46
Total Return A, B, C	29.72%	(45.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.46%	2.88%
Expenses net of fee waivers, if any	1.50%	1.50%
Expenses net of all reductions	1.47%	1.48%
Net investment income (loss)	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,452	$ 820
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.05
Net realized and unrealized gain (loss)	1.55	(4.60)
Total from investment operations	1.58	(4.55)
Distributions from net investment income	(.03)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 7.00	$ 5.45
Total Return A, B, C	29.22%	(45.50)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.67%	3.07%
Expenses net of fee waivers, if any	1.75%	1.75%
Expenses net of all reductions	1.73%	1.73%
Net investment income (loss)	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 532	$ 507
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	- I
Net realized and unrealized gain (loss)	1.55	(4.58)
Total from investment operations	1.56	(4.58)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.98	$ 5.42
Total Return A, B, C	28.78%	(45.80)%
Ratios to Average Net Assets E, H
Expenses before reductions	3.17%	3.55%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.23%	2.23%
Net investment income (loss)	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 328	$ 642
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	- I
Net realized and unrealized gain (loss)	1.55	(4.58)
Total from investment operations	1.56	(4.58)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.98	$ 5.42
Total Return A, B, C	28.78%	(45.80)%
Ratios to Average Net Assets E, H
Expenses before reductions	3.21%	3.52%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.23%	2.23%
Net investment income (loss)	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 780	$ 684
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.09
Net realized and unrealized gain (loss)	1.54	(4.60)
Total from investment operations	1.60	(4.51)
Distributions from net investment income	(.06)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 7.02	$ 5.48
Total Return A, B	29.77%	(45.17)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.19%	2.35%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%
Net investment income (loss)	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,254	$ 11,884
Portfolio turnover rate E	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.09
Net realized and unrealized gain (loss)	1.54	(4.60)
Total from investment operations	1.60	(4.51)
Distributions from net investment income	(.06)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 7.02	$ 5.48
Total Return A, B	29.77%	(45.17)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.01%	2.56%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%
Net investment income (loss)	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36	$ 521
Portfolio turnover rate E	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009 have

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,549,954
Gross unrealized depreciation	(1,661,404)
Net unrealized appreciation (depreciation)	$ 888,550

Tax Cost	$ 20,863,707

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 239,156
Capital loss carryforward	$ (7,766,263)
Net unrealized appreciation (depreciation)	$ 889,757

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 188,551	$ 7,494

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,794,911 and $20,403,099, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Growth, as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 2,480	$ 659
Class T	.25%	.25%	2,901	1,601
Class B	.75%	.25%	5,469	4,844
Class C	.75%	.25%	8,074	3,515
			$ 18,924	$ 10,619

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,894
Class T	528
Class B*	244
Class C*	59
$ 4,725

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,370.34
Class T	2,064.36
Class B	1,871.34
Class C	2,731.34
International Growth	47,560.33
Institutional Class	823.21
	$ 58,419

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $627 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $90 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,831.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 9,562
Class T	1.75%	5,352
Class B	2.25%	5,007
Class C	2.25%	7,731
International Growth	1.25%	135,666
Institutional Class	1.25%	2,950
		$ 166,268

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,188 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008 A
From net investment income
Class A	$ 7,994	$ -
Class T	2,991	-
International Growth	171,473	7,036
Institutional Class	6,093	458
Total	$ 188,551	$ 7,494

A For the period November 1, 2007 (commencement of operations) to October 31, 2008 .

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008A	2009	2008 A
Class A
Shares sold	249,117	163,688	$ 1,499,324	$ 1,473,900
Reinvestment of distributions	1,620	-	7,954	-
Shares redeemed	(193,639)	(13,701)	(1,109,207)	(105,944)
Net increase (decrease)	57,098	149,987	$ 398,071	$ 1,367,956
Class T
Shares sold	78,248	120,600	$ 453,244	$ 1,160,207
Reinvestment of distributions	606	-	2,982	-
Shares redeemed	(96,008)	(27,551)	(616,841)	(234,209)
Net increase (decrease)	(17,154)	93,049	$ (160,615)	$ 925,998
Class B
Shares sold	35,907	130,340	$ 202,014	$ 1,229,254
Shares redeemed	(107,260)	(11,927)	(656,068)	(88,741)
Net increase (decrease)	(71,353)	118,413	$ (454,054)	$ 1,140,513
Class C
Shares sold	147,440	147,998	$ 796,649	$ 1,363,686
Shares redeemed	(161,828)	(21,887)	(850,523)	(174,264)
Net increase (decrease)	(14,388)	126,111	$ (53,874)	$ 1,189,422

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended October 31,	2009	2008A	2009	2008 A
International Growth
Shares sold	1,976,158	3,641,791	$ 11,124,182	$ 32,862,391
Reinvestment of distributions	27,149	663	133,303	6,366
Shares redeemed	(1,574,393)	(1,472,054)	(8,834,160)	(11,980,798)
Net increase (decrease)	428,914	2,170,400	$ 2,423,325	$ 20,887,959
Institutional Class
Shares sold	6,125	95,161	$ 37,094	$ 936,263
Reinvestment of distributions	1,241	48	6,093	458
Shares redeemed	(97,389)	-	(632,954)	-
Net increase (decrease)	(90,023)	95,209	$ (589,767)	$ 936,721

A For the period November 1, 2007 (commencement of operations) to October 31, 2008 .

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.046	$0.025
Class T	12/07/09	12/04/09	$0.022	$0.025
Class B	12/07/09	12/04/09	$-	$-
Class C	12/07/09	12/04/09	$-	$0.021

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/08	$.045	$.0149
Class T	12/08/08	$.031	$.0149

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of Fidelity International Growth (retail class) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Fidelity International Growth (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Growth (retail class) of the fund was in the first quartile for the period shown. The Board also stated that the investment performance of Fidelity International Growth (retail class) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Growth (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AIGF-UANN-1209
1.853348.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Growth
Fund - Institutional Class

Annual Report

October 31, 2009

Institutional Class is
a class of Fidelity®
International Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
Institutional Class	29.77%	-15.65%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Growth Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan-representing the index's largest weighting-lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor International Growth Fund: For the year, the fund's Institutional Class shares gained 29.77%, compared with 23.69% for the MSCI EAFE Growth Index. Good positioning in consumer discretionary and good stock picking in the consumer staples and technology sectors helped, while poor security and sector positioning in financials and industrials hurt. In country terms, my out-of-benchmark allocation to emerging markets was favorable, as was security selection in Europe and Canada. Out-of-benchmark U.S. stock positions and being significantly underweighted in poor-performing Japan further contributed, while security selection in Australia - along with an associated currency impact - was negative. The top individual contribution came from not owning German auto maker and index component Volkswagen. Belgian beverage maker Anheuser-Busch InBev also helped. Out-of-benchmark stakes in Canadian gold miner Agnico-Eagle Mines and Brazilian homebuilder MRV Engenharia further contributed. In contrast, Australian/U.K. mining company BHP Billiton detracted. I was underweighted in the stock in favor of other strong-performing materials stocks benefiting from rising commodity prices. Also detracting was not owning Australia's Westpac Banking - a benchmark component - and maintaining a small stake in cash.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,320.20	$ 8.77
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,315.80	$ 10.21
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,314.50	$ 13.13
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,314.50	$ 13.13
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
International Growth	1.25%
Actual		$ 1,000.00	$ 1,319.50	$ 7.31
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,319.50	$ 7.31
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom 17.9%
Switzerland 11.7%
United States of America 11.0%
Japan 9.3%
France 5.8%
Brazil 4.5%
Australia 4.3%
Germany 3.9%
Spain 3.5%
Other 28.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
United Kingdom 18.3%
Japan 14.7%
Switzerland 11.5%
United States of America 10.7%
France 5.2%
Australia 3.7%
Spain 3.6%
Germany 3.5%
South Africa 3.2%
Other 25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	99.3
Short-Term Investments and Net Other Assets	1.4	0.7
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.1	3.1
Nestle SA (Reg.) (Switzerland, Food Products)	3.0	4.0
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	2.9	3.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.6	2.5
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	2.3	2.1
Visa, Inc. Class A (United States of America, IT Services)	2.1	2.1
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.9	2.4
Credit Suisse Group sponsored ADR (Switzerland, Capital Markets)	1.7	0.6
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.7	2.1
Tesco PLC (United Kingdom, Food & Staples Retailing)	1.5	0.8
	22.8
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.9	14.4
Consumer Staples	16.3	16.8
Materials	14.1	11.9
Industrials	10.5	8.0
Consumer Discretionary	10.4	9.2
Health Care	10.4	11.7
Information Technology	7.5	8.8
Energy	5.9	8.3
Telecommunication Services	4.4	6.7
Utilities	2.2	3.5

Annual Report

Fidelity International Growth Fund

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 4.3%
CSL Ltd.	4,037	$ 113,312
Leighton Holdings Ltd.	4,622	146,727
Macquarie Group Ltd.	1,944	85,111
MAp Group:
unit	30,907	78,591
unit (a)	2,809	7,254
OZ Minerals Ltd. (a)	77,910	81,441
QBE Insurance Group Ltd.	6,158	123,974
Woolworths Ltd.	10,858	277,828
TOTAL AUSTRALIA		914,238
Austria - 0.3%
Andritz AG	1,100	60,880
Bailiwick of Jersey - 0.4%
Informa PLC	17,044	82,046
Belgium - 3.1%
Anheuser-Busch InBev SA NV	11,822	556,780
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,400	47
Umicore SA	3,183	97,192
TOTAL BELGIUM		654,019
Bermuda - 1.4%
Ports Design Ltd.	80,500	216,944
Seadrill Ltd. (a)	4,500	93,991
TOTAL BERMUDA		310,935
Brazil - 4.5%
Banco ABC Brasil SA	12,000	67,727
Banco Santander (Brasil) SA ADR (a)	4,200	49,812
BM&F BOVESPA SA	31,100	200,423
BR Malls Participacoes SA (a)	3,800	40,757
Braskem SA Class A sponsored ADR (a)	12,100	158,752
Itau Unibanco Banco Multiplo SA ADR	3,830	73,306
MRV Engenharia e Participacoes SA	4,100	77,055
Petroleo Brasileiro SA - Petrobras sponsored ADR	2,900	134,038
Vale SA sponsored ADR	3,200	81,568
Votorantim Celulose e Papel SA sponsored ADR (a)	5,203	71,489
TOTAL BRAZIL		954,927
Canada - 2.4%
Agnico-Eagle Mines Ltd. (Canada)	2,600	138,302
Fairfax Financial Holdings Ltd. (sub. vtg.)	240	85,789
Common Stocks - continued
	Shares	Value
Canada - continued
Niko Resources Ltd.	1,400	$ 113,257
Open Text Corp. (a)	2,200	82,080
Petrobank Energy & Resources Ltd. (a)	2,000	87,436
TOTAL CANADA		506,864
Cayman Islands - 0.2%
Wynn Macau Ltd.	38,800	48,666
China - 0.2%
Ausnutria Dairy Hunan Co. Ltd. Class H	64,000	54,187
Denmark - 1.4%
Novo Nordisk AS Series B sponsored ADR	3,700	229,955
Vestas Wind Systems AS (a)	300	21,264
William Demant Holding AS (a)	800	57,179
TOTAL DENMARK		308,398
Finland - 1.5%
Metso Corp.	3,800	106,526
Nokian Tyres PLC	5,100	109,121
Outotec OYJ	3,100	98,398
TOTAL FINLAND		314,045
France - 5.8%
Alstom SA	553	38,512
Audika SA	3,350	106,974
Danone	4,134	249,145
GDF Suez	3,065	128,566
Laurent-Perrier Group	897	71,649
Pernod Ricard SA	800	66,855
Remy Cointreau SA	1,856	89,911
Total SA Series B	6,913	413,648
Veolia Environnement sponsored ADR	2,300	75,026
TOTAL FRANCE		1,240,286
Germany - 3.9%
Aixtron AG (c)	7,300	218,821
Bayer AG	1,995	138,655
Colonia Real Estate AG (a)	8,119	50,777
E.ON AG	3,135	120,361
Linde AG	1,702	178,802
Siemens AG sponsored ADR	1,400	126,028
TOTAL GERMANY		833,444
Common Stocks - continued
	Shares	Value
Greece - 0.3%
Terna Energy SA	5,800	$ 55,477
Hong Kong - 1.1%
Hong Kong Exchange & Clearing Ltd.	13,800	242,922
India - 0.7%
Bharti Airtel Ltd.	10,761	66,575
Tata Steel Ltd.	9,348	92,469
TOTAL INDIA		159,044
Ireland - 0.3%
CRH PLC sponsored ADR	2,800	69,244
Italy - 1.0%
Azimut Holdings SpA	7,100	85,987
Fiat SpA (a)	9,100	136,054
TOTAL ITALY		222,041
Japan - 9.3%
Autobacs Seven Co. Ltd.	2,700	91,066
Denso Corp.	5,900	161,216
East Japan Railway Co.	2,000	128,085
Fanuc Ltd.	1,700	141,212
Japan Steel Works Ltd.	8,000	88,232
Japan Tobacco, Inc.	22	61,725
Keyence Corp.	720	142,946
Kirin Holdings Co. Ltd.	3,000	48,972
Kobayashi Pharmaceutical Co. Ltd.	2,300	98,993
Nippon Seiki Co. Ltd.	7,000	73,514
Nippon Thompson Co. Ltd.	14,000	73,431
ORIX Corp.	1,260	81,394
Osaka Securities Exchange Co. Ltd.	18	86,384
Shin-Etsu Chemical Co., Ltd.	3,200	169,710
Shiseido Co. Ltd.	3,000	54,774
SHO-BOND Holdings Co. Ltd.	2,200	38,482
Sony Financial Holdings, Inc.	17	48,786
Tokio Marine Holdings, Inc.	4,500	115,073
Tsumura & Co.	3,500	120,447
USS Co. Ltd.	1,470	88,929
Yamato Kogyo Co. Ltd.	2,700	81,031
TOTAL JAPAN		1,994,402
Korea (South) - 0.6%
NHN Corp. (a)	807	118,588
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
ArcelorMittal SA (NY Shares) Class A	2,000	$ 68,040
Mexico - 1.9%
America Movil SAB de CV Series L sponsored ADR	1,700	75,021
Cemex SA de CV sponsored ADR	10,728	111,357
Desarrolladora Homex SAB de CV sponsored ADR (a)(c)	2,000	71,120
Fomento Economico Mexicano SAB de CV sponsored ADR	1,000	43,310
Wal-Mart de Mexico SA de CV Series V	29,100	101,514
TOTAL MEXICO		402,322
Netherlands - 2.2%
Akzo Nobel NV	812	48,131
ASML Holding NV (NY Shares)	4,200	113,148
James Hardie Industries NV sponsored ADR (a)	3,400	106,012
Koninklijke KPN NV	5,510	100,137
QIAGEN NV (a)	4,900	102,067
TOTAL NETHERLANDS		469,495
Papua New Guinea - 0.4%
Lihir Gold Ltd. sponsored ADR (c)	3,000	81,780
Philippines - 0.4%
Jollibee Food Corp.	72,700	78,098
Singapore - 1.6%
CapitaLand Ltd.	26,000	75,378
City Developments Ltd.	8,000	56,036
Singapore Exchange Ltd.	29,000	164,297
Wing Tai Holdings Ltd.	35,000	40,962
TOTAL SINGAPORE		336,673
South Africa - 2.6%
African Rainbow Minerals Ltd.	7,639	149,504
Blue Financial Services Ltd. (a)	108,800	13,926
Clicks Group Ltd.	15,638	49,441
JSE Ltd.	9,900	76,792
Mr. Price Group Ltd.	18,200	83,633
MTN Group Ltd.	12,400	186,496
TOTAL SOUTH AFRICA		559,792
Spain - 3.5%
Inditex SA	2,799	164,755
Common Stocks - continued
	Shares	Value
Spain - continued
Prosegur Comp Securidad SA (Reg.)	2,000	$ 84,320
Telefonica SA sponsored ADR	6,000	503,580
TOTAL SPAIN		752,655
Sweden - 1.4%
H&M Hennes & Mauritz AB (B Shares)	4,123	234,178
Swedish Match Co.	3,000	61,567
TOTAL SWEDEN		295,745
Switzerland - 11.7%
ABB Ltd. sponsored ADR	11,900	220,507
Actelion Ltd. (Reg.) (a)	1,784	98,493
Bank Sarasin & Co. Ltd. Series B (Reg.)	1,897	75,706
Credit Suisse Group sponsored ADR	6,900	367,770
Nestle SA (Reg.)	13,977	651,379
Novartis AG sponsored ADR	3,100	161,045
Roche Holding AG (participation certificate)	4,125	662,105
Sonova Holding AG	1,017	104,862
UBS AG:
(For. Reg.) (a)	4,123	68,737
(NY Shares) (a)	5,400	89,586
TOTAL SWITZERLAND		2,500,190
Turkey - 2.4%
Anadolu Efes Biracilik ve Malt Sanyii AS	7,800	89,232
Asya Katilim Bankasi AS (a)	50,000	104,423
Coca-Cola Icecek AS	16,000	124,509
Turkiye Garanti Bankasi AS	54,000	197,539
TOTAL TURKEY		515,703
United Kingdom - 17.9%
Babcock International Group PLC	15,300	152,350
BAE Systems PLC	29,700	153,355
BG Group PLC	21,059	364,763
BHP Billiton PLC ADR	11,400	617,880
Bovis Homes Group PLC	14,600	98,734
Cobham PLC	17,200	62,013
GlaxoSmithKline PLC sponsored ADR	3,600	148,176
Great Portland Estates PLC	9,963	40,402
HSBC Holdings PLC (United Kingdom) (Reg.)	3,901	43,121
InterContinental Hotel Group PLC ADR	8,100	102,951
Johnson Matthey PLC	4,224	97,922
Man Group PLC	15,660	79,703
Common Stocks - continued
	Shares	Value
United Kingdom - continued
National Grid PLC	6,600	$ 65,720
Persimmon PLC	5,525	36,592
Reckitt Benckiser Group PLC	4,345	216,505
Rio Tinto PLC:
(Reg.)	2,735	120,954
sponsored ADR	1,550	275,947
Rolls-Royce Group PLC	14,000	103,847
Serco Group PLC	21,688	179,995
Shaftesbury PLC	13,033	80,562
Standard Chartered PLC (United Kingdom)	11,900	293,159
Ted Baker PLC	10,900	73,372
Tesco PLC	48,231	322,563
Unite Group PLC	10,400	45,419
Victrex PLC	3,600	44,979
TOTAL UNITED KINGDOM		3,820,984
United States of America - 9.6%
Advanced Energy Industries, Inc. (a)	8,900	108,669
Allergan, Inc.	1,600	90,000
Autoliv, Inc.	2,500	83,950
Berkshire Hathaway, Inc. Class B (a)	32	105,056
Cymer, Inc. (a)	1,900	65,056
Evercore Partners, Inc. Class A	2,800	91,392
FMC Technologies, Inc. (a)	800	42,080
Goldman Sachs Group, Inc.	460	78,278
ION Geophysical Corp. (a)	10,800	41,364
Juniper Networks, Inc. (a)	8,600	219,386
Lam Research Corp. (a)	1,400	47,208
Martin Marietta Materials, Inc.	800	66,656
Mead Johnson Nutrition Co. Class A	1,100	46,244
Mohawk Industries, Inc. (a)	2,000	85,660
Philip Morris International, Inc.	2,300	108,928
PriceSmart, Inc.	6,005	115,897
ResMed, Inc. (a)	1,100	54,131
Union Pacific Corp.	1,300	71,682
Varian Semiconductor Equipment Associates, Inc. (a)	1,500	42,585
Verisk Analytics, Inc.	1,900	52,117
Visa, Inc. Class A	5,900	446,984
TOTAL UNITED STATES OF AMERICA		2,063,323
TOTAL COMMON STOCKS (Cost $19,490,164)		21,089,453
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (a) (Cost $1,375)	840,000	$ 1,379
Money Market Funds - 1.6%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d) (Cost $340,425)	340,425	340,425
Cash Equivalents - 1.5%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.06%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $321,000)	$ 321,002	321,000
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $20,152,964)		21,752,257
NET OTHER ASSETS - (1.7)%		(370,467)
NET ASSETS - 100%		$ 21,381,790
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$321,000 due 11/02/09 at 0.06%
BNP Paribas Securities Corp.	$ 84,825
Credit Suisse Securities (USA) LLC	87,310
Deutsche Bank Securities, Inc.	27,991
HSBC Securities (USA), Inc.	12,724
ING Financial Markets LLC	25,447
J.P. Morgan Securities, Inc.	25,447
Mizuho Securities USA, Inc.	25,447
Societe Generale, New York Branch	31,809
$ 321,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 5,831
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 3,822,363	$ 3,658,288	$ 164,075	$ -
Switzerland	2,500,190	2,431,453	68,737	-
United States of America	2,063,323	2,063,323	-	-
Japan	1,994,402	-	1,994,402	-
France	1,240,286	826,638	413,648	-
Brazil	954,927	954,927	-	-
Australia	914,238	7,254	906,984	-
Germany	833,444	833,444	-	-
Spain	752,655	752,655	-	-
Other	6,015,004	4,542,235	1,472,769	-
Money Market Funds	340,425	340,425	-	-
Cash Equivalents	321,000	-	321,000	-
Total Investments in Securities:	$ 21,752,257	$ 16,410,642	$ 5,341,615	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $7,766,263 of which $4,969,583 and $2,796,680 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $332,127 and repurchase agreements of $321,000) - See accompanying schedule: Unaffiliated issuers (cost $19,812,539)	$ 21,411,832
Fidelity Central Funds (cost $340,425)	340,425
Total Investments (cost $20,152,964)		$ 21,752,257
Cash		472
Foreign currency held at value (cost $20,992)		20,927
Receivable for investments sold		72,776
Receivable for fund shares sold		76,868
Dividends receivable		56,382
Distributions receivable from Fidelity Central Funds		43
Prepaid expenses		127
Receivable from investment adviser for expense reductions		39,949
Other receivables		1,644
Total assets		22,021,445

Liabilities
Payable for investments purchased	$ 189,385
Payable for fund shares redeemed	30,525
Accrued management fee	14,603
Distribution fees payable	1,727
Other affiliated payables	6,837
Other payables and accrued expenses	56,153
Collateral on securities loaned, at value	340,425
Total liabilities		639,655

Net Assets		$ 21,381,790
Net Assets consist of:
Paid in capital		$ 28,019,046
Undistributed net investment income		167,884
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,405,640)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,600,500
Net Assets		$ 21,381,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,451,524 ÷ 207,085 shares)	$ 7.01

Maximum offering price per share (100/94.25 of $7.01)	$ 7.44
Class T: Net Asset Value and redemption price per share ($531,636 ÷ 75,895 shares)	$ 7.00

Maximum offering price per share (100/96.50 of $7.00)	$ 7.25
Class B: Net Asset Value and offering price per share ($328,403 ÷ 47,060 shares)A	$ 6.98

Class C: Net Asset Value and offering price per share ($779,533 ÷ 111,723 shares)A	$ 6.98

International Growth: Net Asset Value, offering price and redemption price per share ($18,254,291 ÷ 2,599,314 shares)	$ 7.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($36,403 ÷ 5,186 shares)	$ 7.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 441,997
Interest		445
Income from Fidelity Central Funds		5,831
		448,273
Less foreign taxes withheld		(36,773)
Total income		411,500

Expenses
Management fee Basic fee	$ 126,382
Performance adjustment	10,723
Transfer agent fees	58,419
Distribution fees	18,924
Accounting and security lending fees	9,351
Custodian fees and expenses	57,837
Independent trustees' compensation	125
Registration fees	62,082
Audit	62,278
Legal	404
Miscellaneous	328
Total expenses before reductions	406,853
Expense reductions	(170,456)	236,397
Net investment income (loss)		175,103
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,923,021)
Foreign currency transactions	(11,876)
Total net realized gain (loss)		(2,934,897)
Change in net unrealized appreciation (depreciation) on: Investment securities	7,702,671
Assets and liabilities in foreign currencies	3,098
Total change in net unrealized appreciation (depreciation)		7,705,769
Net gain (loss)		4,770,872
Net increase (decrease) in net assets resulting from operations		$ 4,945,975

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 175,103	$ 200,542
Net realized gain (loss)	(2,934,897)	(5,482,459)
Change in net unrealized appreciation (depreciation)	7,705,769	(6,105,269)
Net increase (decrease) in net assets resulting from operations	4,945,975	(11,387,186)
Distributions to shareholders from net investment income	(188,551)	(7,494)
Share transactions - net increase (decrease)	1,563,086	26,448,569
Redemption fees	3,195	4,196
Total increase (decrease) in net assets	6,323,705	15,058,085

Net Assets
Beginning of period	15,058,085	-
End of period (including undistributed net investment income of $167,884 and undistributed net investment income of $181,332, respectively)	$ 21,381,790	$ 15,058,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.07
Net realized and unrealized gain (loss)	1.55	(4.61)
Total from investment operations	1.60	(4.54)
Distributions from net investment income	(.05)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 7.01	$ 5.46
Total Return A, B, C	29.72%	(45.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.46%	2.88%
Expenses net of fee waivers, if any	1.50%	1.50%
Expenses net of all reductions	1.47%	1.48%
Net investment income (loss)	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,452	$ 820
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.05
Net realized and unrealized gain (loss)	1.55	(4.60)
Total from investment operations	1.58	(4.55)
Distributions from net investment income	(.03)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 7.00	$ 5.45
Total Return A, B, C	29.22%	(45.50)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.67%	3.07%
Expenses net of fee waivers, if any	1.75%	1.75%
Expenses net of all reductions	1.73%	1.73%
Net investment income (loss)	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 532	$ 507
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	- I
Net realized and unrealized gain (loss)	1.55	(4.58)
Total from investment operations	1.56	(4.58)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.98	$ 5.42
Total Return A, B, C	28.78%	(45.80)%
Ratios to Average Net Assets E, H
Expenses before reductions	3.17%	3.55%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.23%	2.23%
Net investment income (loss)	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 328	$ 642
Portfolio turnover rate F	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	- I
Net realized and unrealized gain (loss)	1.55	(4.58)
Total from investment operations	1.56	(4.58)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.98	$ 5.42
Total Return A, B, C	28.78%	(45.80)%
Ratios to Average Net Assets E, H
Expenses before reductions	3.21%	3.52%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.23%	2.23%
Net investment income (loss)	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 780	$ 684
Portfolio turnover rate F	116%	115%
A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.09
Net realized and unrealized gain (loss)	1.54	(4.60)
Total from investment operations	1.60	(4.51)
Distributions from net investment income	(.06)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 7.02	$ 5.48
Total Return A, B	29.77%	(45.17)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.19%	2.35%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%
Net investment income (loss)	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,254	$ 11,884
Portfolio turnover rate E	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.09
Net realized and unrealized gain (loss)	1.54	(4.60)
Total from investment operations	1.60	(4.51)
Distributions from net investment income	(.06)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 7.02	$ 5.48
Total Return A, B	29.77%	(45.17)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.01%	2.56%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%
Net investment income (loss)	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36	$ 521
Portfolio turnover rate E	116%	115%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009 have

Annual Report

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,549,954
Gross unrealized depreciation	(1,661,404)
Net unrealized appreciation (depreciation)	$ 888,550

Tax Cost	$ 20,863,707

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 239,156
Capital loss carryforward	$ (7,766,263)
Net unrealized appreciation (depreciation)	$ 889,757

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 188,551	$ 7,494

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,794,911 and $20,403,099, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Growth, as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 2,480	$ 659
Class T	.25%	.25%	2,901	1,601
Class B	.75%	.25%	5,469	4,844
Class C	.75%	.25%	8,074	3,515
			$ 18,924	$ 10,619

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,894
Class T	528
Class B*	244
Class C*	59
$ 4,725

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,370.34
Class T	2,064.36
Class B	1,871.34
Class C	2,731.34
International Growth	47,560.33
Institutional Class	823.21
	$ 58,419

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $627 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $90 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,831.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 9,562
Class T	1.75%	5,352
Class B	2.25%	5,007
Class C	2.25%	7,731
International Growth	1.25%	135,666
Institutional Class	1.25%	2,950
		$ 166,268

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,188 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008 A
From net investment income
Class A	$ 7,994	$ -
Class T	2,991	-
International Growth	171,473	7,036
Institutional Class	6,093	458
Total	$ 188,551	$ 7,494

A For the period November 1, 2007 (commencement of operations) to October 31, 2008 .

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008A	2009	2008 A
Class A
Shares sold	249,117	163,688	$ 1,499,324	$ 1,473,900
Reinvestment of distributions	1,620	-	7,954	-
Shares redeemed	(193,639)	(13,701)	(1,109,207)	(105,944)
Net increase (decrease)	57,098	149,987	$ 398,071	$ 1,367,956
Class T
Shares sold	78,248	120,600	$ 453,244	$ 1,160,207
Reinvestment of distributions	606	-	2,982	-
Shares redeemed	(96,008)	(27,551)	(616,841)	(234,209)
Net increase (decrease)	(17,154)	93,049	$ (160,615)	$ 925,998
Class B
Shares sold	35,907	130,340	$ 202,014	$ 1,229,254
Shares redeemed	(107,260)	(11,927)	(656,068)	(88,741)
Net increase (decrease)	(71,353)	118,413	$ (454,054)	$ 1,140,513
Class C
Shares sold	147,440	147,998	$ 796,649	$ 1,363,686
Shares redeemed	(161,828)	(21,887)	(850,523)	(174,264)
Net increase (decrease)	(14,388)	126,111	$ (53,874)	$ 1,189,422

Annual Report

11. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended October 31,	2009	2008A	2009	2008 A
International Growth
Shares sold	1,976,158	3,641,791	$ 11,124,182	$ 32,862,391
Reinvestment of distributions	27,149	663	133,303	6,366
Shares redeemed	(1,574,393)	(1,472,054)	(8,834,160)	(11,980,798)
Net increase (decrease)	428,914	2,170,400	$ 2,423,325	$ 20,887,959
Institutional Class
Shares sold	6,125	95,161	$ 37,094	$ 936,263
Reinvestment of distributions	1,241	48	6,093	458
Shares redeemed	(97,389)	-	(632,954)	-
Net increase (decrease)	(90,023)	95,209	$ (589,767)	$ 936,721

A For the period November 1, 2007 (commencement of operations) to October 31, 2008 .

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$0.057	$0.025

Institutional Class designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/08	$0.054	$0.0149

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of Fidelity International Growth (retail class) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Fidelity International Growth (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Growth (retail class) of the fund was in the first quartile for the period shown. The Board also stated that the investment performance of Fidelity International Growth (retail class) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Growth (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Growth (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AIGFI-UANN-1209
1.853341.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Total International Equity
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009

Class A, Class T,
Class B, and Class C are
classes of Fidelity® Total
International Equity Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
Class A (incl. 5.75% sales charge)	26.17%	-21.37%
Class T (incl. 3.50% sales charge)	29.06%	-20.64%
Class B (incl. contingent deferred sales charge) B	27.95%	-21.22%
Class C (incl. contingent deferred sales charge) C	32.10%	-19.57%

A From November 1, 2007.

B Class B shares' contingent deferred sales charge included in the past one year and life of class total return figures are 5% and 4%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of class total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Total International Equity Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan-representing the index's largest weighting-lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from George Stairs and Jed Weiss, Co-Portfolio Managers of Fidelity Advisor Total International Equity Fund: For the year, the fund's Class A, Class T, Class B and Class C returned 33.87%, 33.74%, 32.95% and 33.10%, respectively (excluding sales charges), versus 34.26% for the MSCI ACWI (All Country World Index) ex USA Index. Strong stock selection - especially in consumer discretionary, information technology and materials - helped. In contrast, the financials sector detracted, as did even a small cash position in a rising market. In regional terms, the fund benefited from strong stock selection in Canada and within Europe. Performance was generally less favorable among our emerging-markets investments, while stock picking in Australia, along with an associated negative currency impact, further hurt. The biggest detractor was Japanese consumer finance company Promise, which fell on growing concerns about the company's ability to survive. Japanese leasing company ORIX also weighed on results, as did Swiss pharmaceutical giant Roche. In contrast, the fund benefited from not owning poor-performing German automaker and index component Volkswagen. Canada's Petrobank, an out-of-benchmark oil and gas producer, also boosted performance, benefiting in part from better energy pricing. A position in Belgian beverage maker Anheuser-Busch InBev helped as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,336.10	$ 8.83
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,336.10	$ 10.30
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,331.30	$ 13.22
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,334.00	$ 13.24
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Total International Equity	1.25%
Actual		$ 1,000.00	$ 1,338.20	$ 7.37
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,338.20	$ 7.37
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total International Equity Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom 15.2%
Japan 12.5%
France 7.2%
Switzerland 7.0%
Germany 5.8%
United States of America 5.0%
Brazil 5.0%
Spain 3.0%
Australia 2.9%
Other 36.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 15.6%
United Kingdom 15.1%
Switzerland 8.0%
Germany 7.0%
United States of America 6.2%
France 6.0%
Brazil 3.3%
South Africa 3.2%
Canada 2.8%
Other 32.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	98.5
Short-Term Investments and Net Other Assets	0.4	1.5
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1	2.3
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	1.5	1.4
E.ON AG (Germany, Electric Utilities)	1.5	1.7
Nestle SA (Reg.) (Switzerland, Food Products)	1.4	1.7
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.2	1.4
Toyota Motor Corp. (Japan, Automobiles)	1.2	1.6
AXA SA sponsored ADR (France, Insurance)	1.1	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.0
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.0	1.4
Munich Re Group (Reg.) (Germany, Insurance)	1.0	1.2
	13.1
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	23.7
Materials	11.1	9.7
Consumer Discretionary	9.9	9.9
Industrials	9.8	10.1
Consumer Staples	9.3	8.4
Energy	9.1	10.0
Information Technology	7.2	6.9
Health Care	6.9	7.7
Telecommunication Services	6.2	7.6
Utilities	4.1	4.5

Annual Report

Fidelity Total International Equity Fund

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Argentina - 0.0%
Banco Macro SA sponsored ADR	500	$ 14,615
Australia - 2.9%
AMP Ltd.	23,619	124,410
CSL Ltd.	3,274	91,896
Leighton Holdings Ltd.	3,749	119,013
Macquarie Group Ltd.	4,987	218,337
Macquarie Infrastructure Group unit	58,602	74,968
Macquarie Office Trust	27,133	7,594
MAp Group:
unit	50,895	129,417
unit (a)	4,575	11,815
OZ Minerals Ltd. (a)	68,561	71,668
QBE Insurance Group Ltd.	4,995	100,560
Sino Gold Mining Ltd. (a)	2,855	16,754
Wesfarmers Ltd.	1,901	47,421
Woolworths Ltd.	8,807	225,349
TOTAL AUSTRALIA		1,239,202
Austria - 0.2%
Andritz AG	1,190	65,861
Bailiwick of Jersey - 0.7%
Informa PLC	36,862	177,445
Randgold Resources Ltd. sponsored ADR	300	20,013
United Business Media Ltd.	7,100	53,924
WPP PLC	7,014	62,880
TOTAL BAILIWICK OF JERSEY		314,262
Belgium - 1.3%
Anheuser-Busch InBev SA NV	9,589	451,613
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,080	45
Gimv NV	200	11,299
Umicore SA	3,067	93,650
TOTAL BELGIUM		556,607
Bermuda - 1.2%
Aquarius Platinum Ltd. (Australia)	5,812	25,273
China Sports International Ltd.	13,000	1,501
Northern Offshore Ltd. (a)	6,241	9,809
Ports Design Ltd.	81,000	218,291
Seadrill Ltd. (a)	11,500	240,198
TOTAL BERMUDA		495,072
Common Stocks - continued
	Shares	Value
Brazil - 5.0%
B2W Companhia Global Do Varejo	500	$ 14,496
Banco ABC Brasil SA	14,200	80,143
Banco Santander (Brasil) SA ADR (a)	12,100	143,506
BM&F BOVESPA SA	31,900	205,579
BR Malls Participacoes SA (a)	3,800	40,757
Braskem SA Class A sponsored ADR (a)	12,000	157,440
Centrais Electricas Brasileiras SA (Electrobras) (PN-B)	2,400	30,525
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	400	24,196
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (c)	1,500	49,740
Cosan SA Industria e Comercio (a)	2,250	23,826
Gerdau SA	2,600	29,747
Gerdau SA (PN)	700	10,552
Iguatemi Empresa de Shopping Centers SA	2,200	32,540
Itau Unibanco Banco Multiplo SA ADR	11,847	226,752
MRV Engenharia e Participacoes SA	4,000	75,176
Natura Cosmeticos SA	1,620	29,122
Net Servicos de Comunicacao SA sponsored ADR	2,700	33,183
OGX Petroleo e Gas Participacoes SA	50	40,313
PDG Realty S.A. Empreendimentos e Participacoes	2,200	18,362
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	3,400	136,408
sponsored ADR	6,300	291,186
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	2,000	38,120
Tivit Terc de Tec E Servico SA	1,090	8,349
Vale SA:
(PN-A) sponsored ADR	9,200	212,520
sponsored ADR	2,600	66,274
Vivo Participacoes SA sponsored ADR	1,100	26,675
Votorantim Celulose e Papel SA sponsored ADR (a)	7,050	96,867
TOTAL BRAZIL		2,142,354
Canada - 2.7%
Agnico-Eagle Mines Ltd. (Canada)	2,160	114,897
Eldorado Gold Corp. (a)	2,600	28,957
Fairfax Financial Holdings Ltd. (sub. vtg.)	270	96,513
First Quantum Minerals Ltd.	900	61,521
Intact Financial Corp. (d)	800	24,306
Niko Resources Ltd.	1,340	108,403
Open Text Corp. (a)	4,600	171,621
PetroBakken Energy Ltd. Class A	194	5,593
Petrobank Energy & Resources Ltd. (a)	4,800	209,846
Common Stocks - continued
	Shares	Value
Canada - continued
Power Corp. of Canada (sub. vtg.)	2,400	$ 56,518
Quadra Mining Ltd. (a)	400	5,570
Sherritt International Corp.	2,400	15,382
Suncor Energy, Inc.	2,600	86,246
Toronto-Dominion Bank	2,800	159,490
Uranium One, Inc. (a)	5,800	16,444
TOTAL CANADA		1,161,307
Cayman Islands - 0.7%
Chaoda Modern Agriculture (Holdings) Ltd.	122,704	94,809
China Dongxiang Group Co. Ltd.	5,000	3,055
China Shanshui Cement Group Ltd.	24,000	17,138
Eurasia Drilling Co. Ltd. GDR (Reg. S)	1,100	18,150
Hengan International Group Co. Ltd.	7,300	46,993
Hidili Industry International Development Ltd. (a)	19,000	19,444
Integra Group Holdings unit (a)	5,000	16,450
Wynn Macau Ltd.	37,400	46,910
Xinao Gas Holdings Ltd.	13,000	27,826
TOTAL CAYMAN ISLANDS		290,775
China - 1.9%
Ausnutria Dairy Hunan Co. Ltd. Class H	62,000	52,494
Baidu.com, Inc. sponsored ADR (a)	50	18,896
China Construction Bank Corp. (H Shares)	136,000	117,253
China Merchants Bank Co. Ltd. (H Shares)	53,800	137,642
China Nepstar Chain Drugstore Ltd. ADR	1,600	10,512
China Railway Construction Corp. Ltd. (H Shares)	18,400	24,390
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	39,000	21,629
China Yurun Food Group Ltd.	19,000	39,052
China Zaino International Ltd.	5,000	879
Golden Eagle Retail Group Ltd. (H Shares)	10,000	17,200
Industrial & Commercial Bank of China Ltd. (H Shares)	161,000	128,097
Li Ning Co. Ltd.	1,500	4,070
NetEase.com, Inc. sponsored ADR (a)	300	11,586
Nine Dragons Paper (Holdings) Ltd.	36,000	51,450
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	7,500	65,731
Tencent Holdings Ltd.	3,000	52,239
Weichai Power Co. Ltd. (H Shares)	3,000	19,584
ZTE Corp. (H Shares)	5,240	29,037
TOTAL CHINA		801,741
Cyprus - 0.0%
XXI Century Investments Public Ltd. (a)	1,000	369
Common Stocks - continued
	Shares	Value
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	600	$ 29,912
Denmark - 1.1%
Novo Nordisk AS:
Series B	1,108	69,006
Series B sponsored ADR	2,800	174,020
Vestas Wind Systems AS (a)	2,338	165,719
William Demant Holding AS (a)	700	50,032
TOTAL DENMARK		458,777
Egypt - 0.1%
Commercial International Bank Ltd.	1,700	17,690
Orascom Telecom Holding SAE	3,800	25,759
TOTAL EGYPT		43,449
Finland - 1.0%
Metso Corp.	3,800	106,526
Nokia Corp. sponsored ADR	7,100	89,531
Nokian Tyres PLC	5,402	115,583
Outotec OYJ	3,400	107,921
TOTAL FINLAND		419,561
France - 7.2%
Accor SA	936	45,006
Alstom SA	445	30,990
Audika SA	3,650	116,554
AXA SA sponsored ADR	18,700	463,760
BNP Paribas SA	4,969	376,209
Compagnie de St. Gobain	1,743	85,424
Danone	3,488	210,212
GDF Suez	2,514	105,454
Ipsos SA	1,671	51,269
Laurent-Perrier Group	889	71,010
Pernod Ricard SA	1,083	90,506
Remy Cointreau SA	1,819	88,119
Saft Groupe SA	597	31,069
Sanofi-Aventis	600	43,978
Sanofi-Aventis sponsored ADR	4,300	158,756
Schneider Electric SA	583	60,920
Societe Generale Series A	2,177	145,378
Total SA:
Series B	6,107	365,420
sponsored ADR	3,600	216,252
Common Stocks - continued
	Shares	Value
France - continued
Unibail-Rodamco	958	$ 212,801
Veolia Environnement sponsored ADR	1,900	61,978
Vivendi	1,584	44,090
TOTAL FRANCE		3,075,155
Germany - 5.8%
Aixtron AG	7,200	215,823
Allianz AG sponsored ADR	18,500	209,975
alstria office REIT-AG	838	9,273
BASF AG	1,600	85,939
Bayer AG	1,618	112,453
Bilfinger Berger AG	235	15,147
Biotest AG	52	3,290
centrotherm photovoltaics AG (a)	200	9,180
Colonia Real Estate AG (a)	8,780	54,911
Daimler AG	6,200	299,026
DIC Asset AG	400	4,980
E.ON AG	16,552	635,477
GEA Group AG	1,400	26,432
GFK AG	850	26,918
Linde AG	1,381	145,080
Metro AG	1,200	66,679
Munich Re Group (Reg.)	2,669	422,763
Siemens AG sponsored ADR	1,100	99,022
Software AG (Bearer)	183	16,308
TOTAL GERMANY		2,458,676
Greece - 0.4%
Hellenic Telecommunications Organization SA	5,706	96,562
Terna Energy SA	6,549	62,642
TOTAL GREECE		159,204
Hong Kong - 2.9%
Champion (REIT)	17,662	7,434
China Agri-Industries Holding Ltd.	41,000	39,327
China Mobile (Hong Kong) Ltd.	10,000	93,747
China Mobile (Hong Kong) Ltd. sponsored ADR	400	18,692
China Overseas Land & Investment Ltd.	43,564	93,922
China Resources Power Holdings Co. Ltd.	44,800	92,812
CNOOC Ltd.	25,000	37,442
CNOOC Ltd. sponsored ADR	460	68,512
CNPC (Hong Kong) Ltd.	30,000	31,671
Cosco Pacific Ltd.	28,000	38,679
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hong Kong Exchange & Clearing Ltd.	11,900	$ 209,476
Hutchison Whampoa Ltd.	11,000	77,210
Lenovo Group Ltd.	44,000	24,500
Sino-Ocean Land Holdings Ltd.	22,500	21,882
Swire Pacific Ltd. (A Shares)	27,500	335,137
Techtronic Industries Co. Ltd.	45,000	36,149
TOTAL HONG KONG		1,226,592
Hungary - 0.1%
OTP Bank Ltd. (a)	1,300	37,107
India - 1.6%
Bank of Baroda	2,560	27,662
Bharat Heavy Electricals Ltd.	711	33,280
Bharti Airtel Ltd.	9,126	56,460
Educomp Solutions Ltd.	600	10,112
Housing Development and Infrastructure Ltd. (a)	2,669	17,691
Housing Development Finance Corp. Ltd.	975	54,604
Indiabulls Real Estate Ltd. (a)	3,185	16,675
Infosys Technologies Ltd.	530	24,634
Infosys Technologies Ltd. sponsored ADR	900	41,400
Jain Irrigation Systems Ltd.	1,221	19,737
JSW Steel Ltd.	1,572	24,928
Jyothy Laboratories Ltd.	965	3,064
Pantaloon Retail India Ltd.	1,245	8,417
Pantaloon Retail India Ltd. Class B	341	1,627
Power Finance Corp. Ltd.	3,398	15,869
Punj Lloyd Ltd.	5,252	22,334
Reliance Industries Ltd.	400	16,197
Reliance Industries Ltd. GDR (Reg. S) (d)	824	68,722
Shree Renuka Sugars Ltd.	5,076	19,975
Suzlon Energy Ltd. (a)	20,812	29,097
Tata Consultancy Services Ltd.	2,284	30,392
Tata Power Co. Ltd.	1,433	40,320
Tata Steel Ltd.	10,672	105,566
Union Bank of India	2,158	11,961
TOTAL INDIA		700,724
Indonesia - 0.5%
PT Astra International Tbk	7,500	24,130
PT Bank Central Asia Tbk	54,500	25,664
PT Bank Rakyat Indonesia Tbk	87,500	63,673
PT Bumi Resources Tbk	106,000	25,518
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Indocement Tunggal Prakarsa Tbk	21,500	$ 24,481
PT International Nickel Indonesia Tbk (a)	48,000	19,892
PT Telkomunikasi Indonesia Tbk Series B	54,000	46,500
TOTAL INDONESIA		229,858
Ireland - 0.5%
CRH PLC sponsored ADR	8,400	207,732
Dragon Oil PLC (a)	3,300	22,214
TOTAL IRELAND		229,946
Israel - 0.1%
Partner Communications Co. Ltd. ADR	342	6,447
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,100	55,528
TOTAL ISRAEL		61,975
Italy - 2.2%
Azimut Holdings SpA	8,836	107,012
ENI SpA sponsored ADR	4,300	213,194
Fiat SpA (a)	7,400	110,637
Interpump Group SpA (a)	1,600	9,783
Intesa Sanpaolo SpA	78,051	330,211
UniCredit SpA	53,301	179,616
TOTAL ITALY		950,453
Japan - 12.5%
Autobacs Seven Co. Ltd.	2,900	97,812
Credit Saison Co. Ltd.	4,400	49,190
Daikoku Denki Co. Ltd.	600	11,895
Daikokutenbussan Co. Ltd.	200	5,978
Denso Corp.	8,200	224,063
East Japan Railway Co.	4,100	262,574
Fanuc Ltd.	1,400	116,292
FCC Co. Ltd.	700	12,037
Fukuoka (REIT) Investment Fund	2	11,461
GCA Savvian Group Corp.	9	10,459
Glory Ltd.	300	6,602
Goldcrest Co. Ltd.	240	7,286
Gunma Bank Ltd.	2,000	10,420
Honda Motor Co. Ltd.	2,600	80,310
Japan Retail Fund Investment Corp.	14	65,822
Japan Steel Works Ltd.	7,000	77,203
Japan Tobacco, Inc.	17	47,696
JSR Corp.	3,000	58,513
Common Stocks - continued
	Shares	Value
Japan - continued
Kamigumi Co. Ltd.	1,000	$ 7,512
KDDI Corp.	9	47,770
Keyence Corp.	610	121,107
Kirin Holdings Co. Ltd.	2,000	32,648
Kobayashi Pharmaceutical Co. Ltd.	2,700	116,209
Konica Minolta Holdings, Inc.	6,000	56,365
Meiko Network Japan Co. Ltd.	800	5,155
Miraca Holdings, Inc.	3,800	122,900
Miraial Co. Ltd.	200	4,676
Mitsubishi Estate Co. Ltd.	2,000	30,212
Mitsubishi UFJ Financial Group, Inc.	50,500	268,998
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	12,500	66,375
Mitsui & Co. Ltd.	27,200	357,236
Nabtesco Corp.	1,000	11,514
Nachi-Fujikoshi Corp.	5,000	11,078
Nagaileben Co. Ltd.	300	6,599
Nihon Parkerizing Co. Ltd.	1,000	11,856
Nippon Electric Glass Co. Ltd.	3,000	32,305
Nippon Seiki Co. Ltd.	7,000	73,514
Nippon Thompson Co. Ltd.	16,000	83,921
Nitto Kohki Co. Ltd.	300	6,222
Obic Co. Ltd.	460	77,785
ORIX Corp.	2,700	174,416
Osaka Gas Co. Ltd.	66,000	220,917
Osaka Securities Exchange Co. Ltd.	22	105,580
OSG Corp.	1,200	11,803
Pal Co. Ltd.	150	3,182
Promise Co. Ltd. (c)	8,050	51,172
SAZABY, Inc.	300	4,066
Seven & i Holdings Co., Ltd.	3,300	72,248
SHIMANO, Inc.	250	9,560
Shin-Etsu Chemical Co., Ltd.	2,600	137,889
Shiseido Co. Ltd.	2,400	43,820
SHO-BOND Holdings Co. Ltd.	2,600	45,478
Sompo Japan Insurance, Inc.	1,000	5,848
Sony Financial Holdings, Inc.	14	40,177
Sparx Group Co. Ltd. (a)	4	405
Sumitomo Corp.	8,400	81,549
Sumitomo Metal Industries Ltd.	30,000	76,648
Sumitomo Mitsui Financial Group, Inc.	4,100	139,367
The Daishi Bank Ltd., Niigata	2,000	7,286
The Nippon Synthetic Chemical Industry Co. Ltd.	1,000	7,345
Common Stocks - continued
	Shares	Value
Japan - continued
THK Co. Ltd.	700	$ 12,097
Toho Holdings Co. Ltd.	1,000	14,710
Tokio Marine Holdings, Inc.	4,500	115,073
Tokuyama Corp.	5,000	31,420
Tokyo Gas Co., Ltd.	12,000	47,540
Toyota Motor Corp.	12,400	489,541
Tsumura & Co.	4,100	141,095
Tsutsumi Jewelry Co. Ltd.	400	9,416
USS Co. Ltd.	2,920	176,649
Xebio Co. Ltd.	3,700	83,718
Yamada Denki Co. Ltd.	2,610	159,053
Yamato Kogyo Co. Ltd.	3,000	90,035
TOTAL JAPAN		5,316,673
Kazakhstan - 0.1%
JSC Halyk Bank of Kazakhstan unit (a)	3,000	20,400
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	700	16,555
TOTAL KAZAKHSTAN		36,955
Korea (South) - 1.8%
Doosan Heavy Industries & Construction Co. Ltd.	738	39,460
GS Engineering & Construction Corp.	501	43,773
Hana Financial Group, Inc.	810	23,935
Hynix Semiconductor, Inc. (a)	2,410	35,649
Hyundai Engineering & Construction Co. Ltd.	848	46,646
Hyundai Mobis	302	40,122
Industrial Bank of Korea (a)	1,850	22,330
KB Financial Group, Inc. (a)	1,110	53,195
KT&G Corp.	641	37,193
LG Innotek Co. Ltd.	198	17,818
NHN Corp. (a)	756	111,094
Samsung Electronics Co. Ltd.	314	188,252
Shinhan Financial Group Co. Ltd. (a)	850	32,132
Shinhan Financial Group Co. Ltd. sponsored ADR	800	60,520
TOTAL KOREA (SOUTH)		752,119
Luxembourg - 0.6%
ArcelorMittal SA:
(Netherlands)	1,600	54,106
(NY Shares) Class A	5,700	193,914
Common Stocks - continued
	Shares	Value
Luxembourg - continued
Evraz Group SA GDR	800	$ 19,504
GlobeOp Financial Services SA	2,300	7,269
TOTAL LUXEMBOURG		274,793
Malaysia - 0.1%
Bumiputra-Commerce Holdings Bhd	8,700	31,563
IJM Corp. Bhd	19,400	27,060
TOTAL MALAYSIA		58,623
Mexico - 1.7%
America Movil SAB de CV Series L sponsored ADR	5,100	225,063
Cemex SA de CV sponsored ADR	10,029	104,101
Desarrolladora Homex SAB de CV sponsored ADR (a)	2,100	74,676
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	2,400	20,928
Fomento Economico Mexicano SAB de CV sponsored ADR	1,600	69,296
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	700	17,843
Grupo Financiero Banorte SAB de CV Series O	17,400	55,612
Grupo Televisa SA de CV (CPO) sponsored ADR	1,900	36,784
Telmex Internacional SAB de CV Series L ADR	2,200	29,612
Wal-Mart de Mexico SA de CV Series V	23,600	82,327
TOTAL MEXICO		716,242
Netherlands - 1.8%
Aalberts Industries NV	1,100	13,837
Akzo Nobel NV	688	40,781
ASM International NV (NASDAQ) (a)	400	7,972
ASML Holding NV (NY Shares)	3,500	94,290
Gemalto NV (a)	2,300	97,086
Heijmans NV unit (a)	610	10,902
ING Groep NV (Certificaten Van Aandelen) unit (a)	3,400	44,243
James Hardie Industries NV sponsored ADR (a)	3,425	106,792
Koninklijke Ahold NV	5,667	71,551
Koninklijke KPN NV	9,069	164,817
QIAGEN NV (a)	5,400	112,482
TOTAL NETHERLANDS		764,753
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	3,100	19,220
Norway - 0.4%
DnB NOR ASA (a)(c)	10,300	118,630
Common Stocks - continued
	Shares	Value
Norway - continued
Orkla ASA (A Shares)	5,800	$ 53,887
Sevan Marine ASA (a)	7,000	11,357
TOTAL NORWAY		183,874
Papua New Guinea - 0.3%
Lihir Gold Ltd. sponsored ADR	3,150	85,869
Oil Search Ltd.	4,152	21,527
TOTAL PAPUA NEW GUINEA		107,396
Peru - 0.1%
Compania de Minas Buenaventura SA sponsored ADR	1,100	36,927
Philippines - 0.4%
Jollibee Food Corp.	70,000	75,197
Philippine Long Distance Telephone Co.	110	6,013
Philippine Long Distance Telephone Co. sponsored ADR	1,600	85,280
TOTAL PHILIPPINES		166,490
Poland - 0.1%
Bank Polska Kasa Opieki SA (a)	500	27,186
Portugal - 0.1%
Energias de Portugal SA	13,519	59,821
Russia - 1.1%
Magnit OJSC GDR (Reg. S)	1,200	15,960
Mechel Steel Group OAO sponsored ADR	1,900	32,604
OAO Gazprom sponsored ADR	7,680	181,478
OAO NOVATEK GDR	700	35,350
OAO Tatneft sponsored ADR	1,100	28,655
OJSC MMC Norilsk Nickel sponsored ADR (a)	3,200	41,024
OJSC Oil Company Rosneft GDR (Reg. S) (a)	6,100	46,665
Polymetal JSC GDR (Reg. S) (a)	2,500	22,075
Sberbank (Savings Bank of the Russian Federation) GDR	290	69,560
TOTAL RUSSIA		473,371
Singapore - 1.4%
Allgreen Properties Ltd.	16,000	12,913
CapitaLand Ltd.	21,000	60,882
City Developments Ltd.	6,000	42,027
DBS Group Holdings Ltd.	16,000	146,485
Keppel Land Ltd.	4,000	7,954
Singapore Exchange Ltd.	31,000	175,627
Straits Asia Resources Ltd.	13,000	16,614
Common Stocks - continued
	Shares	Value
Singapore - continued
United Overseas Bank Ltd.	7,000	$ 83,887
Wing Tai Holdings Ltd.	42,000	49,155
TOTAL SINGAPORE		595,544
South Africa - 2.8%
African Bank Investments Ltd.	8,000	31,539
African Rainbow Minerals Ltd.	7,763	151,931
Aspen Pharmacare Holdings Ltd.	3,900	33,047
Bell Equipment Ltd. (a)	5,884	8,209
Blue Financial Services Ltd. (a)	131,530	16,836
Blue Label Telecoms Ltd. (a)	20,900	14,981
Clicks Group Ltd.	22,808	72,110
Impala Platinum Holdings Ltd.	6,900	153,942
JSE Ltd.	9,800	76,017
Mr. Price Group Ltd.	22,100	101,554
MTN Group Ltd.	23,403	351,981
Murray & Roberts Holdings Ltd.	3,200	23,093
Mvelaphanda Resources Ltd. (a)	4,322	22,129
Naspers Ltd. Class N	1,200	43,690
Shoprite Holdings Ltd.	3,600	29,491
Standard Bank Group Ltd.	4,400	55,306
Truworths International Ltd.	4,100	23,616
TOTAL SOUTH AFRICA		1,209,472
Spain - 3.0%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (c)	3,759	66,910
Banco Santander SA	4,300	69,192
Banco Santander SA sponsored ADR	9,500	152,570
Grifols SA	146	2,364
Iberdrola SA	11,200	101,855
Inditex SA	2,270	133,617
Prosegur Comp Securidad SA (Reg.)	2,291	96,588
Telefonica SA sponsored ADR	7,840	658,011
TOTAL SPAIN		1,281,107
Sweden - 0.8%
H&M Hennes & Mauritz AB (B Shares)	3,344	189,933
Intrum Justitia AB	1,000	12,322
Swedish Match Co.	3,100	63,619
Telefonaktiebolaget LM Ericsson (B Shares)	7,965	83,212
TOTAL SWEDEN		349,086
Common Stocks - continued
	Shares	Value
Switzerland - 7.0%
ABB Ltd. sponsored ADR	9,700	$ 179,741
Actelion Ltd. (Reg.) (a)	1,542	85,132
Bank Sarasin & Co. Ltd. Series B (Reg.)	2,619	104,520
Credit Suisse Group sponsored ADR	5,600	298,480
EFG International	1,082	18,084
Nestle SA (Reg.)	12,793	596,200
Novartis AG sponsored ADR	2,500	129,875
Roche Holding AG (participation certificate)	5,690	913,303
Sonova Holding AG	1,028	105,996
Transocean Ltd. (a)	2,020	169,498
UBS AG:
(For. Reg.) (a)	3,373	56,233
(NY Shares) (a)	4,300	71,337
Zurich Financial Services AG (Reg.)	1,181	271,511
TOTAL SWITZERLAND		2,999,910
Taiwan - 1.4%
Acer, Inc.	15,050	35,342
Cathay Financial Holding Co. Ltd. (a)	10,000	17,085
China Steel Corp.	21,000	18,575
Epistar Corp.	6,000	17,407
Farglory Land Development Co. Ltd.	6,000	12,010
First Financial Holding Co. Ltd.	41,000	23,597
Formosa Epitaxy, Inc.	12,000	16,506
Hon Hai Precision Industry Co. Ltd. (Foxconn)	31,965	124,734
Largan Precision Co. Ltd.	2,020	23,048
MediaTek, Inc.	4,006	55,858
Prime View International Co. Ltd.	3,000	4,870
Taiwan Mobile Co. Ltd.	16,000	28,508
Taiwan Semiconductor Manufacturing Co. Ltd.	49,169	88,859
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	6,110	58,289
Wintek Corp. (a)	28,000	18,576
Wistron Corp.	14,000	23,349
Yuanta Financial Holding Co. Ltd.	38,000	24,984
TOTAL TAIWAN		591,597
Thailand - 0.2%
Advanced Info Service PCL (For. Reg.)	9,400	23,837
Siam Commercial Bank PCL (For. Reg.)	27,400	62,232
TOTAL THAILAND		86,069
Turkey - 1.4%
Albaraka Turk Katilim Bankasi AS	8,000	12,451
Common Stocks - continued
	Shares	Value
Turkey - continued
Anadolu Efes Biracilik ve Malt Sanyii AS	7,600	$ 86,944
Asya Katilim Bankasi AS (a)	61,200	127,814
Coca-Cola Icecek AS	15,500	120,619
Tupras-Turkiye Petrol Rafinerileri AS	200	3,459
Turk Hava Yollari AO	8,000	22,454
Turkiye Garanti Bankasi AS	57,200	209,245
TOTAL TURKEY		582,986
United Arab Emirates - 0.1%
DP World Ltd.	46,283	22,910
United Kingdom - 15.2%
Aberdeen Asset Management PLC	21,300	46,231
Aegis Group PLC	32,400	58,514
Anglo American PLC (United Kingdom) (a)	4,431	161,137
Babcock International Group PLC	14,800	147,371
BAE Systems PLC	40,400	208,604
Begbies Traynor Group PLC	6,900	12,008
BG Group PLC	17,081	295,860
BHP Billiton PLC ADR	9,200	498,640
BlueBay Asset Management	1,104	6,743
Bovis Homes Group PLC	15,848	107,173
BP PLC sponsored ADR	3,600	203,832
Centrica PLC	21,775	88,768
Cobham PLC	17,700	63,815
Derwent London PLC	600	12,264
easyJet PLC (a)	15,100	89,273
GlaxoSmithKline PLC sponsored ADR	2,900	119,364
Great Portland Estates PLC	12,272	49,766
H&T Group PLC	2,500	11,800
Hikma Pharmaceuticals PLC	4,018	31,156
HSBC Holdings PLC:
(United Kingdom) (Reg.)	13,779	152,310
sponsored ADR	1,900	105,241
Imperial Tobacco Group PLC	700	20,687
InterContinental Hotel Group PLC ADR	7,900	100,409
International Power PLC	6,223	25,951
Johnson Matthey PLC	4,392	101,816
Man Group PLC	60,104	305,904
Meggitt PLC	4,200	16,894
Misys PLC	25,300	86,024
Mothercare PLC	1,299	12,284
National Grid PLC	11,300	112,520
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Persimmon PLC	6,712	$ 44,454
Prudential PLC	27,137	247,940
Quintain Estates & Development PLC (a)	1,694	5,396
Reckitt Benckiser Group PLC	3,538	176,294
Rio Tinto PLC:
(Reg.)	5,696	251,903
sponsored ADR	1,290	229,659
Rolls-Royce Group PLC	11,400	84,561
Rotork PLC	500	9,334
Royal Dutch Shell PLC Class A sponsored ADR	7,300	433,693
Serco Group PLC	21,887	181,647
Shaftesbury PLC	13,533	83,653
Spectris PLC	1,266	14,082
Spirax-Sarco Engineering PLC	1,804	32,224
SSL International PLC	3,106	32,356
St. Modwen Properties PLC (a)	1,800	6,632
Standard Chartered PLC (United Kingdom)	11,883	292,740
Ted Baker PLC	10,675	71,857
Tesco PLC	39,121	261,636
Tullow Oil PLC	1,051	20,482
Ultra Electronics Holdings PLC	600	12,993
Unite Group PLC	16,102	70,320
Victrex PLC	4,018	50,201
Vodafone Group PLC	33,100	72,971
Vodafone Group PLC sponsored ADR	18,600	412,734
Wolseley PLC (a)	4,538	92,237
Xstrata PLC	2,028	29,383
TOTAL UNITED KINGDOM		6,473,741
United States of America - 4.6%
Advanced Energy Industries, Inc. (a)	10,581	129,194
Airgas, Inc.	280	12,421
Allergan, Inc.	1,100	61,875
Autoliv, Inc.	2,700	90,666
Berkshire Hathaway, Inc. Class B (a)	19	62,377
Broadpoint Gleacher Securities Group, Inc. (a)	1,000	6,370
Central European Distribution Corp. (a)	600	18,666
CTC Media, Inc. (a)	900	14,472
Cymer, Inc. (a)	2,100	71,904
Dril-Quip, Inc. (a)	130	6,317
Evercore Partners, Inc. Class A	2,500	81,600
FMC Technologies, Inc. (a)	750	39,450
Common Stocks - continued
	Shares	Value
United States of America - continued
Freeport-McMoRan Copper & Gold, Inc.	400	$ 29,344
Goldman Sachs Group, Inc.	400	68,068
ION Geophysical Corp. (a)	11,311	43,321
Juniper Networks, Inc. (a)	7,800	198,978
Kansas City Southern (a)	400	9,692
Lam Research Corp. (a)	1,297	43,735
Martin Marietta Materials, Inc.	700	58,324
Mead Johnson Nutrition Co. Class A	900	37,836
Mohawk Industries, Inc. (a)	2,340	100,222
Philip Morris International, Inc.	1,900	89,984
PriceSmart, Inc.	7,795	150,444
ResMed, Inc. (a)	1,100	54,131
Union Pacific Corp.	1,100	60,654
Varian Semiconductor Equipment Associates, Inc. (a)	1,500	42,585
Verisk Analytics, Inc.	1,800	49,374
Visa, Inc. Class A	4,600	348,496
TOTAL UNITED STATES OF AMERICA		1,980,500
TOTAL COMMON STOCKS (Cost $44,409,652)		42,330,919
Nonconvertible Preferred Stocks - 0.4%

Italy - 0.4%
Fiat SpA (Risparmio Shares)	6,000	57,390
Telecom Italia SpA (Risparmio Shares)	104,200	115,078
TOTAL ITALY		172,468
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (a)	720,000	1,182
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $186,948)		173,650
Money Market Funds - 0.5%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e) (Cost $235,050)	235,050	235,050
Cash Equivalents - 1.5%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.06%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $623,000)	$ 623,003	$ 623,000
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $45,454,650)		43,362,619
NET OTHER ASSETS - (1.6)%		(688,974)
NET ASSETS - 100%		$ 42,673,645
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $93,028 or 0.2% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$623,000 due 11/02/09 at 0.06%
BNP Paribas Securities Corp.	$ 164,629
Credit Suisse Securities (USA) LLC	169,451
Deutsche Bank Securities, Inc.	54,327
HSBC Securities (USA), Inc.	24,694
ING Financial Markets LLC	49,388
J.P. Morgan Securities, Inc.	49,388
Mizuho Securities USA, Inc.	49,388
Societe Generale, New York Branch	61,735
$ 623,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 10,359
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,474,923	$ 5,997,739	$ 477,184	$ -
Japan	5,316,673	66,375	5,250,298	-
France	3,075,155	2,665,757	409,398	-
Switzerland	2,999,910	2,943,677	56,233	-
Germany	2,458,676	2,458,676	-	-
Brazil	2,142,354	2,142,354	-	-
United States of America	1,980,500	1,980,500	-	-
Spain	1,281,107	1,211,915	69,192	-
Australia	1,239,202	11,815	1,227,387	-
Cyprus	369	-	-	369
Other	15,535,700	9,870,986	5,664,714	-
Money Market Funds	235,050	235,050	-	-
Cash Equivalents	623,000	-	623,000	-
Total Investments in Securities:	$ 43,362,619	$ 29,584,844	$ 13,777,406	$ 369
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 16,955
Total Realized Gain (Loss)	(71,038)
Total Unrealized Gain (Loss)	66,923
Cost of Purchases	22,496
Proceeds of Sales	(9,970)
Amortization/Accretion	-
Transfers in/out of Level 3	(24,997)
Ending Balance	$ 369
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (152)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $25,768,512 of which $10,061,563 and $15,706,949 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $217,620 and repurchase agreements of $623,000) - See accompanying schedule: Unaffiliated issuers (cost $45,219,600)	$ 43,127,569
Fidelity Central Funds (cost $235,050)	235,050
Total Investments (cost $45,454,650)		$ 43,362,619
Foreign currency held at value (cost $28,817)		28,699
Receivable for investments sold		1,611,470
Receivable for fund shares sold		110,246
Dividends receivable		103,377
Distributions receivable from Fidelity Central Funds		162
Prepaid expenses		257
Receivable from investment adviser for expense reductions		34,815
Other receivables		4,401
Total assets		45,256,046

Liabilities
Payable to custodian bank	$ 8,922
Payable for investments purchased	236,613
Payable for fund shares redeemed	1,971,744
Accrued management fee	25,243
Distribution fees payable	4,972
Other affiliated payables	12,861
Other payables and accrued expenses	86,996
Collateral on securities loaned, at value	235,050
Total liabilities		2,582,401

Net Assets		$ 42,673,645
Net Assets consist of:
Paid in capital		$ 71,194,330
Undistributed net investment income		385,749
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,820,410)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,086,024)
Net Assets		$ 42,673,645

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,726,634 ÷ 582,087 shares)	$ 6.40

Maximum offering price per share (100/94.25 of $6.40)	$ 6.79
Class T: Net Asset Value and redemption price per share ($1,526,257 ÷ 238,376 shares)	$ 6.40

Maximum offering price per share (100/96.50 of $6.40)	$ 6.63
Class B: Net Asset Value and offering price per share ($1,337,107 ÷ 209,143 shares)A	$ 6.39

Class C: Net Asset Value and offering price per share ($1,713,839 ÷ 268,393 shares)A	$ 6.39

Total International Equity: Net Asset Value, offering price and redemption price per share ($33,061,332 ÷ 5,157,629 shares)	$ 6.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,308,476 ÷ 204,113 shares)	$ 6.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 1,051,949
Interest		1,218
Income from Fidelity Central Funds		10,359
		1,063,526
Less foreign taxes withheld		(96,997)
Total income		966,529

Expenses
Management fee Basic fee	$ 264,983
Performance adjustment	(31,602)
Transfer agent fees	109,073
Distribution fees	67,701
Accounting and security lending fees	19,399
Custodian fees and expenses	179,026
Independent trustees' compensation	268
Registration fees	63,601
Audit	85,317
Legal	511
Miscellaneous	55
Total expenses before reductions	758,332
Expense reductions	(237,524)	520,808
Net investment income (loss)		445,721
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(15,979,035)
Foreign currency transactions	(16,778)
Total net realized gain (loss)		(15,995,813)
Change in net unrealized appreciation (depreciation) on: Investment securities	25,950,974
Assets and liabilities in foreign currencies	8,364
Total change in net unrealized appreciation (depreciation)		25,959,338
Net gain (loss)		9,963,525
Net increase (decrease) in net assets resulting from operations		$ 10,409,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 445,721	$ 857,641
Net realized gain (loss)	(15,995,813)	(10,866,711)
Change in net unrealized appreciation (depreciation)	25,959,338	(28,045,362)
Net increase (decrease) in net assets resulting from operations	10,409,246	(38,054,432)
Distributions to shareholders from net investment income	(859,670)	(15,829)
Share transactions - net increase (decrease)	(6,640,043)	77,824,722
Redemption fees	1,869	7,782
Total increase (decrease) in net assets	2,911,402	39,762,243

Net Assets
Beginning of period	39,762,243	-
End of period (including undistributed net investment income of $385,749 and undistributed net investment income of $796,810, respectively)	$ 42,673,645	$ 39,762,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.11
Net realized and unrealized gain (loss)	1.55	(5.21)
Total from investment operations	1.61	(5.10)
Distributions from net investment income	(.11)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.40	$ 4.90
Total Return A, B, C	33.87%	(51.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.09%	2.00%
Expenses net of fee waivers, if any	1.50%	1.50%
Expenses net of all reductions	1.47%	1.48%
Net investment income (loss)	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,727	$ 5,944
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	.09
Net realized and unrealized gain (loss)	1.57	(5.21)
Total from investment operations	1.61	(5.12)
Distributions from net investment income	(.09)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.40	$ 4.88
Total Return A, B, C	33.74%	(51.20)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.34%	2.42%
Expenses net of fee waivers, if any	1.75%	1.75%
Expenses net of all reductions	1.72%	1.73%
Net investment income (loss)	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,526	$ 2,567
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.05
Net realized and unrealized gain (loss)	1.56	(5.19)
Total from investment operations	1.58	(5.14)
Distributions from net investment income	(.05)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.39	$ 4.86
Total Return A, B, C	32.95%	(51.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.82%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.22%	2.24%
Net investment income (loss)	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,337	$ 2,505
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.05
Net realized and unrealized gain (loss)	1.56	(5.19)
Total from investment operations	1.58	(5.14)
Distributions from net investment income	(.05)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 6.39	$ 4.86
Total Return A, B, C	33.10%	(51.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.85%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.22%	2.23%
Net investment income (loss)	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,714	$ 2,787
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.07	.13
Net realized and unrealized gain (loss)	1.55	(5.21)
Total from investment operations	1.62	(5.08)
Distributions from net investment income	(.12)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 6.41	$ 4.91
Total Return A, B	34.23%	(50.87)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	1.89%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.22%	1.23%
Net investment income (loss)	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,061	$ 23,226
Portfolio turnover rate E	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.07	.13
Net realized and unrealized gain (loss)	1.55	(5.21)
Total from investment operations	1.62	(5.08)
Distributions from net investment income	(.12)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 6.41	$ 4.91
Total Return A, B	34.23%	(50.87)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.80%	1.91%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.22%	1.23%
Net investment income (loss)	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,308	$ 2,733
Portfolio turnover rate E	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Total International Equity and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,175,554
Gross unrealized depreciation	(7,464,833)
Net unrealized appreciation (depreciation)	$ (3,289,279)

Tax Cost	$ 46,651,898

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 531,099
Capital loss carryforward	$ (25,768,512)
Net unrealized appreciation (depreciation)	$ (3,283,272)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 859,670	$ 15,829

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $35,805,090 and $42,384,591, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Total International Equity as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 11,561	$ 3,107
Class T	.25%	.25%	11,192	9,782
Class B	.75%	.25%	20,835	20,557
Class C	.75%	.25%	24,113	21,121
			$ 67,701	$ 54,567

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,710
Class T	551
Class B*	518
Class C*	46
$ 3,825

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,733.25
Class T	6,221.28
Class B	5,184.25
Class C	6,888.29
Total International Equity	74,099.31
Institutional Class	4,948.23
	$ 109,073

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $843 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $193 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $10,359.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 26,940
Class T	1.75%	13,132
Class B	2.25%	11,681
Class C	2.25%	14,394
Total International Equity	1.25%	148,419
Institutional Class	1.25%	11,590
		$ 226,156

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,368 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008 A
From net investment income
Class A	$ 131,963	$ -
Class T	45,379	-
Class B	24,856	-
Class C	30,949	-
Total International Equity	560,888	13,264
Institutional Class	65,635	2,565
Total	$ 859,670	$ 15,829

A For the period November 1, 2007 (commencement of operations) to October 31, 2008.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Class A
Shares sold	372,557	1,253,571	$ 1,887,197	$ 11,409,450
Reinvestment of distributions	30,531	-	130,977	-
Shares redeemed	(1,035,215)	(39,357)	(5,265,367)	(262,908)
Net increase (decrease)	(632,127)	1,214,214	$ (3,247,193)	$ 11,146,542
Class T
Shares sold	59,609	536,757	$ 314,219	$ 5,311,723
Reinvestment of distributions	10,553	-	45,379	-
Shares redeemed	(357,387)	(11,156)	(2,032,994)	(95,096)
Net increase (decrease)	(287,225)	525,601	$ (1,673,396)	$ 5,216,627
Class B
Shares sold	19,155	516,780	$ 103,145	$ 5,142,958
Reinvestment of distributions	5,760	-	24,827	-
Shares redeemed	(331,368)	(1,184)	(1,871,062)	(8,679)
Net increase (decrease)	(306,453)	515,596	$ (1,743,090)	$ 5,134,279
Class C
Shares sold	111,127	576,912	$ 616,982	$ 5,653,538
Reinvestment of distributions	7,163	-	30,872	-
Shares redeemed	(423,400)	(3,409)	(2,395,281)	(27,077)
Net increase (decrease)	(305,110)	573,503	$ (1,747,427)	$ 5,626,461

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Total International Equity
Shares sold	2,869,211	7,339,025	$ 16,097,831	$ 65,416,828
Reinvestment of distributions	124,381	1,313	533,594	12,459
Shares redeemed	(2,570,692)	(2,605,609)	(12,899,110)	(20,217,092)
Net increase (decrease)	422,900	4,734,729	$ 3,732,315	$ 45,212,195
Institutional Class
Shares sold	5,817	559,428	$ 30,049	$ 5,503,211
Reinvestment of distributions	15,268	270	65,500	2,565
Shares redeemed	(373,992)	(2,678)	(2,056,801)	(17,158)
Net increase (decrease)	(352,907)	557,020	$ (1,961,252)	$ 5,488,618

A For the period November 1, 2007 (commencement of operations) to October 31, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and the period November 1, 2007 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and the period November 1, 2007 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$.044	$.025
Class T	12/07/09	12/04/09	-	-
Class B	12/07/09	12/04/09	-	-
Class C	12/07/09	12/04/09	-	-

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/08	$.069	$.0211
Class T	12/08/08	$.057	$.0211
Class B	12/08/08	$.037	$.0211
Class C	12/08/08	$.040	$.0211

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of Fidelity Total International Equity (retail class) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity Total International Equity (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Total International Equity (retail class) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Total International Equity (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity Total International Equity (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

ATIE-UANN-1209
1.853363.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Total International Equity
Fund - Institutional Class

Annual Report

October 31, 2009

Institutional Class is
a class of Fidelity®
Total International Equity Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
Institutional Class	34.23%	-18.79%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Total International Equity Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan-representing the index's largest weighting-lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from George Stairs and Jed Weiss, Co-Portfolio Managers of Fidelity Advisor Total International Equity Fund: For the year, the fund's Institutional Class returned 34.23%, virtually in line with the 34.26% return of the MSCI ACWI (All Country World Index) ex USA Index. Strong stock selection - especially in consumer discretionary, information technology and materials - helped. In contrast, the financials sector detracted, as did even a small cash position in a rising market. In regional terms, the fund benefited from strong stock selection in Canada and within Europe. Performance was generally less favorable among our emerging-markets investments, while stock picking in Australia, along with an associated negative currency impact, further hurt. The biggest detractor was Japanese consumer finance company Promise, which fell on growing concerns about the company's ability to survive. Japanese leasing company ORIX also weighed on results, as did Swiss pharmaceutical giant Roche. In contrast, the fund benefited from not owning poor-performing German automaker and index component Volkswagen. Canada's Petrobank, an out-of-benchmark oil and gas producer, also boosted performance, benefiting in part from better energy pricing. A position in Belgian beverage maker Anheuser-Busch InBev helped as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.50%
Actual		$ 1,000.00	$ 1,336.10	$ 8.83
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.75%
Actual		$ 1,000.00	$ 1,336.10	$ 10.30
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.25%
Actual		$ 1,000.00	$ 1,331.30	$ 13.22
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Class C	2.25%
Actual		$ 1,000.00	$ 1,334.00	$ 13.24
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42
Total International Equity	1.25%
Actual		$ 1,000.00	$ 1,338.20	$ 7.37
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.25%
Actual		$ 1,000.00	$ 1,338.20	$ 7.37
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total International Equity Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
United Kingdom 15.2%
Japan 12.5%
France 7.2%
Switzerland 7.0%
Germany 5.8%
United States of America 5.0%
Brazil 5.0%
Spain 3.0%
Australia 2.9%
Other 36.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 15.6%
United Kingdom 15.1%
Switzerland 8.0%
Germany 7.0%
United States of America 6.2%
France 6.0%
Brazil 3.3%
South Africa 3.2%
Canada 2.8%
Other 32.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	98.5
Short-Term Investments and Net Other Assets	0.4	1.5
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1	2.3
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	1.5	1.4
E.ON AG (Germany, Electric Utilities)	1.5	1.7
Nestle SA (Reg.) (Switzerland, Food Products)	1.4	1.7
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.2	1.4
Toyota Motor Corp. (Japan, Automobiles)	1.2	1.6
AXA SA sponsored ADR (France, Insurance)	1.1	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.0
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.0	1.4
Munich Re Group (Reg.) (Germany, Insurance)	1.0	1.2
	13.1
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	23.7
Materials	11.1	9.7
Consumer Discretionary	9.9	9.9
Industrials	9.8	10.1
Consumer Staples	9.3	8.4
Energy	9.1	10.0
Information Technology	7.2	6.9
Health Care	6.9	7.7
Telecommunication Services	6.2	7.6
Utilities	4.1	4.5

Annual Report

Fidelity Total International Equity Fund

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Argentina - 0.0%
Banco Macro SA sponsored ADR	500	$ 14,615
Australia - 2.9%
AMP Ltd.	23,619	124,410
CSL Ltd.	3,274	91,896
Leighton Holdings Ltd.	3,749	119,013
Macquarie Group Ltd.	4,987	218,337
Macquarie Infrastructure Group unit	58,602	74,968
Macquarie Office Trust	27,133	7,594
MAp Group:
unit	50,895	129,417
unit (a)	4,575	11,815
OZ Minerals Ltd. (a)	68,561	71,668
QBE Insurance Group Ltd.	4,995	100,560
Sino Gold Mining Ltd. (a)	2,855	16,754
Wesfarmers Ltd.	1,901	47,421
Woolworths Ltd.	8,807	225,349
TOTAL AUSTRALIA		1,239,202
Austria - 0.2%
Andritz AG	1,190	65,861
Bailiwick of Jersey - 0.7%
Informa PLC	36,862	177,445
Randgold Resources Ltd. sponsored ADR	300	20,013
United Business Media Ltd.	7,100	53,924
WPP PLC	7,014	62,880
TOTAL BAILIWICK OF JERSEY		314,262
Belgium - 1.3%
Anheuser-Busch InBev SA NV	9,589	451,613
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,080	45
Gimv NV	200	11,299
Umicore SA	3,067	93,650
TOTAL BELGIUM		556,607
Bermuda - 1.2%
Aquarius Platinum Ltd. (Australia)	5,812	25,273
China Sports International Ltd.	13,000	1,501
Northern Offshore Ltd. (a)	6,241	9,809
Ports Design Ltd.	81,000	218,291
Seadrill Ltd. (a)	11,500	240,198
TOTAL BERMUDA		495,072
Common Stocks - continued
	Shares	Value
Brazil - 5.0%
B2W Companhia Global Do Varejo	500	$ 14,496
Banco ABC Brasil SA	14,200	80,143
Banco Santander (Brasil) SA ADR (a)	12,100	143,506
BM&F BOVESPA SA	31,900	205,579
BR Malls Participacoes SA (a)	3,800	40,757
Braskem SA Class A sponsored ADR (a)	12,000	157,440
Centrais Electricas Brasileiras SA (Electrobras) (PN-B)	2,400	30,525
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	400	24,196
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (c)	1,500	49,740
Cosan SA Industria e Comercio (a)	2,250	23,826
Gerdau SA	2,600	29,747
Gerdau SA (PN)	700	10,552
Iguatemi Empresa de Shopping Centers SA	2,200	32,540
Itau Unibanco Banco Multiplo SA ADR	11,847	226,752
MRV Engenharia e Participacoes SA	4,000	75,176
Natura Cosmeticos SA	1,620	29,122
Net Servicos de Comunicacao SA sponsored ADR	2,700	33,183
OGX Petroleo e Gas Participacoes SA	50	40,313
PDG Realty S.A. Empreendimentos e Participacoes	2,200	18,362
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	3,400	136,408
sponsored ADR	6,300	291,186
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	2,000	38,120
Tivit Terc de Tec E Servico SA	1,090	8,349
Vale SA:
(PN-A) sponsored ADR	9,200	212,520
sponsored ADR	2,600	66,274
Vivo Participacoes SA sponsored ADR	1,100	26,675
Votorantim Celulose e Papel SA sponsored ADR (a)	7,050	96,867
TOTAL BRAZIL		2,142,354
Canada - 2.7%
Agnico-Eagle Mines Ltd. (Canada)	2,160	114,897
Eldorado Gold Corp. (a)	2,600	28,957
Fairfax Financial Holdings Ltd. (sub. vtg.)	270	96,513
First Quantum Minerals Ltd.	900	61,521
Intact Financial Corp. (d)	800	24,306
Niko Resources Ltd.	1,340	108,403
Open Text Corp. (a)	4,600	171,621
PetroBakken Energy Ltd. Class A	194	5,593
Petrobank Energy & Resources Ltd. (a)	4,800	209,846
Common Stocks - continued
	Shares	Value
Canada - continued
Power Corp. of Canada (sub. vtg.)	2,400	$ 56,518
Quadra Mining Ltd. (a)	400	5,570
Sherritt International Corp.	2,400	15,382
Suncor Energy, Inc.	2,600	86,246
Toronto-Dominion Bank	2,800	159,490
Uranium One, Inc. (a)	5,800	16,444
TOTAL CANADA		1,161,307
Cayman Islands - 0.7%
Chaoda Modern Agriculture (Holdings) Ltd.	122,704	94,809
China Dongxiang Group Co. Ltd.	5,000	3,055
China Shanshui Cement Group Ltd.	24,000	17,138
Eurasia Drilling Co. Ltd. GDR (Reg. S)	1,100	18,150
Hengan International Group Co. Ltd.	7,300	46,993
Hidili Industry International Development Ltd. (a)	19,000	19,444
Integra Group Holdings unit (a)	5,000	16,450
Wynn Macau Ltd.	37,400	46,910
Xinao Gas Holdings Ltd.	13,000	27,826
TOTAL CAYMAN ISLANDS		290,775
China - 1.9%
Ausnutria Dairy Hunan Co. Ltd. Class H	62,000	52,494
Baidu.com, Inc. sponsored ADR (a)	50	18,896
China Construction Bank Corp. (H Shares)	136,000	117,253
China Merchants Bank Co. Ltd. (H Shares)	53,800	137,642
China Nepstar Chain Drugstore Ltd. ADR	1,600	10,512
China Railway Construction Corp. Ltd. (H Shares)	18,400	24,390
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	39,000	21,629
China Yurun Food Group Ltd.	19,000	39,052
China Zaino International Ltd.	5,000	879
Golden Eagle Retail Group Ltd. (H Shares)	10,000	17,200
Industrial & Commercial Bank of China Ltd. (H Shares)	161,000	128,097
Li Ning Co. Ltd.	1,500	4,070
NetEase.com, Inc. sponsored ADR (a)	300	11,586
Nine Dragons Paper (Holdings) Ltd.	36,000	51,450
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	7,500	65,731
Tencent Holdings Ltd.	3,000	52,239
Weichai Power Co. Ltd. (H Shares)	3,000	19,584
ZTE Corp. (H Shares)	5,240	29,037
TOTAL CHINA		801,741
Cyprus - 0.0%
XXI Century Investments Public Ltd. (a)	1,000	369
Common Stocks - continued
	Shares	Value
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	600	$ 29,912
Denmark - 1.1%
Novo Nordisk AS:
Series B	1,108	69,006
Series B sponsored ADR	2,800	174,020
Vestas Wind Systems AS (a)	2,338	165,719
William Demant Holding AS (a)	700	50,032
TOTAL DENMARK		458,777
Egypt - 0.1%
Commercial International Bank Ltd.	1,700	17,690
Orascom Telecom Holding SAE	3,800	25,759
TOTAL EGYPT		43,449
Finland - 1.0%
Metso Corp.	3,800	106,526
Nokia Corp. sponsored ADR	7,100	89,531
Nokian Tyres PLC	5,402	115,583
Outotec OYJ	3,400	107,921
TOTAL FINLAND		419,561
France - 7.2%
Accor SA	936	45,006
Alstom SA	445	30,990
Audika SA	3,650	116,554
AXA SA sponsored ADR	18,700	463,760
BNP Paribas SA	4,969	376,209
Compagnie de St. Gobain	1,743	85,424
Danone	3,488	210,212
GDF Suez	2,514	105,454
Ipsos SA	1,671	51,269
Laurent-Perrier Group	889	71,010
Pernod Ricard SA	1,083	90,506
Remy Cointreau SA	1,819	88,119
Saft Groupe SA	597	31,069
Sanofi-Aventis	600	43,978
Sanofi-Aventis sponsored ADR	4,300	158,756
Schneider Electric SA	583	60,920
Societe Generale Series A	2,177	145,378
Total SA:
Series B	6,107	365,420
sponsored ADR	3,600	216,252
Common Stocks - continued
	Shares	Value
France - continued
Unibail-Rodamco	958	$ 212,801
Veolia Environnement sponsored ADR	1,900	61,978
Vivendi	1,584	44,090
TOTAL FRANCE		3,075,155
Germany - 5.8%
Aixtron AG	7,200	215,823
Allianz AG sponsored ADR	18,500	209,975
alstria office REIT-AG	838	9,273
BASF AG	1,600	85,939
Bayer AG	1,618	112,453
Bilfinger Berger AG	235	15,147
Biotest AG	52	3,290
centrotherm photovoltaics AG (a)	200	9,180
Colonia Real Estate AG (a)	8,780	54,911
Daimler AG	6,200	299,026
DIC Asset AG	400	4,980
E.ON AG	16,552	635,477
GEA Group AG	1,400	26,432
GFK AG	850	26,918
Linde AG	1,381	145,080
Metro AG	1,200	66,679
Munich Re Group (Reg.)	2,669	422,763
Siemens AG sponsored ADR	1,100	99,022
Software AG (Bearer)	183	16,308
TOTAL GERMANY		2,458,676
Greece - 0.4%
Hellenic Telecommunications Organization SA	5,706	96,562
Terna Energy SA	6,549	62,642
TOTAL GREECE		159,204
Hong Kong - 2.9%
Champion (REIT)	17,662	7,434
China Agri-Industries Holding Ltd.	41,000	39,327
China Mobile (Hong Kong) Ltd.	10,000	93,747
China Mobile (Hong Kong) Ltd. sponsored ADR	400	18,692
China Overseas Land & Investment Ltd.	43,564	93,922
China Resources Power Holdings Co. Ltd.	44,800	92,812
CNOOC Ltd.	25,000	37,442
CNOOC Ltd. sponsored ADR	460	68,512
CNPC (Hong Kong) Ltd.	30,000	31,671
Cosco Pacific Ltd.	28,000	38,679
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hong Kong Exchange & Clearing Ltd.	11,900	$ 209,476
Hutchison Whampoa Ltd.	11,000	77,210
Lenovo Group Ltd.	44,000	24,500
Sino-Ocean Land Holdings Ltd.	22,500	21,882
Swire Pacific Ltd. (A Shares)	27,500	335,137
Techtronic Industries Co. Ltd.	45,000	36,149
TOTAL HONG KONG		1,226,592
Hungary - 0.1%
OTP Bank Ltd. (a)	1,300	37,107
India - 1.6%
Bank of Baroda	2,560	27,662
Bharat Heavy Electricals Ltd.	711	33,280
Bharti Airtel Ltd.	9,126	56,460
Educomp Solutions Ltd.	600	10,112
Housing Development and Infrastructure Ltd. (a)	2,669	17,691
Housing Development Finance Corp. Ltd.	975	54,604
Indiabulls Real Estate Ltd. (a)	3,185	16,675
Infosys Technologies Ltd.	530	24,634
Infosys Technologies Ltd. sponsored ADR	900	41,400
Jain Irrigation Systems Ltd.	1,221	19,737
JSW Steel Ltd.	1,572	24,928
Jyothy Laboratories Ltd.	965	3,064
Pantaloon Retail India Ltd.	1,245	8,417
Pantaloon Retail India Ltd. Class B	341	1,627
Power Finance Corp. Ltd.	3,398	15,869
Punj Lloyd Ltd.	5,252	22,334
Reliance Industries Ltd.	400	16,197
Reliance Industries Ltd. GDR (Reg. S) (d)	824	68,722
Shree Renuka Sugars Ltd.	5,076	19,975
Suzlon Energy Ltd. (a)	20,812	29,097
Tata Consultancy Services Ltd.	2,284	30,392
Tata Power Co. Ltd.	1,433	40,320
Tata Steel Ltd.	10,672	105,566
Union Bank of India	2,158	11,961
TOTAL INDIA		700,724
Indonesia - 0.5%
PT Astra International Tbk	7,500	24,130
PT Bank Central Asia Tbk	54,500	25,664
PT Bank Rakyat Indonesia Tbk	87,500	63,673
PT Bumi Resources Tbk	106,000	25,518
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Indocement Tunggal Prakarsa Tbk	21,500	$ 24,481
PT International Nickel Indonesia Tbk (a)	48,000	19,892
PT Telkomunikasi Indonesia Tbk Series B	54,000	46,500
TOTAL INDONESIA		229,858
Ireland - 0.5%
CRH PLC sponsored ADR	8,400	207,732
Dragon Oil PLC (a)	3,300	22,214
TOTAL IRELAND		229,946
Israel - 0.1%
Partner Communications Co. Ltd. ADR	342	6,447
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,100	55,528
TOTAL ISRAEL		61,975
Italy - 2.2%
Azimut Holdings SpA	8,836	107,012
ENI SpA sponsored ADR	4,300	213,194
Fiat SpA (a)	7,400	110,637
Interpump Group SpA (a)	1,600	9,783
Intesa Sanpaolo SpA	78,051	330,211
UniCredit SpA	53,301	179,616
TOTAL ITALY		950,453
Japan - 12.5%
Autobacs Seven Co. Ltd.	2,900	97,812
Credit Saison Co. Ltd.	4,400	49,190
Daikoku Denki Co. Ltd.	600	11,895
Daikokutenbussan Co. Ltd.	200	5,978
Denso Corp.	8,200	224,063
East Japan Railway Co.	4,100	262,574
Fanuc Ltd.	1,400	116,292
FCC Co. Ltd.	700	12,037
Fukuoka (REIT) Investment Fund	2	11,461
GCA Savvian Group Corp.	9	10,459
Glory Ltd.	300	6,602
Goldcrest Co. Ltd.	240	7,286
Gunma Bank Ltd.	2,000	10,420
Honda Motor Co. Ltd.	2,600	80,310
Japan Retail Fund Investment Corp.	14	65,822
Japan Steel Works Ltd.	7,000	77,203
Japan Tobacco, Inc.	17	47,696
JSR Corp.	3,000	58,513
Common Stocks - continued
	Shares	Value
Japan - continued
Kamigumi Co. Ltd.	1,000	$ 7,512
KDDI Corp.	9	47,770
Keyence Corp.	610	121,107
Kirin Holdings Co. Ltd.	2,000	32,648
Kobayashi Pharmaceutical Co. Ltd.	2,700	116,209
Konica Minolta Holdings, Inc.	6,000	56,365
Meiko Network Japan Co. Ltd.	800	5,155
Miraca Holdings, Inc.	3,800	122,900
Miraial Co. Ltd.	200	4,676
Mitsubishi Estate Co. Ltd.	2,000	30,212
Mitsubishi UFJ Financial Group, Inc.	50,500	268,998
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	12,500	66,375
Mitsui & Co. Ltd.	27,200	357,236
Nabtesco Corp.	1,000	11,514
Nachi-Fujikoshi Corp.	5,000	11,078
Nagaileben Co. Ltd.	300	6,599
Nihon Parkerizing Co. Ltd.	1,000	11,856
Nippon Electric Glass Co. Ltd.	3,000	32,305
Nippon Seiki Co. Ltd.	7,000	73,514
Nippon Thompson Co. Ltd.	16,000	83,921
Nitto Kohki Co. Ltd.	300	6,222
Obic Co. Ltd.	460	77,785
ORIX Corp.	2,700	174,416
Osaka Gas Co. Ltd.	66,000	220,917
Osaka Securities Exchange Co. Ltd.	22	105,580
OSG Corp.	1,200	11,803
Pal Co. Ltd.	150	3,182
Promise Co. Ltd. (c)	8,050	51,172
SAZABY, Inc.	300	4,066
Seven & i Holdings Co., Ltd.	3,300	72,248
SHIMANO, Inc.	250	9,560
Shin-Etsu Chemical Co., Ltd.	2,600	137,889
Shiseido Co. Ltd.	2,400	43,820
SHO-BOND Holdings Co. Ltd.	2,600	45,478
Sompo Japan Insurance, Inc.	1,000	5,848
Sony Financial Holdings, Inc.	14	40,177
Sparx Group Co. Ltd. (a)	4	405
Sumitomo Corp.	8,400	81,549
Sumitomo Metal Industries Ltd.	30,000	76,648
Sumitomo Mitsui Financial Group, Inc.	4,100	139,367
The Daishi Bank Ltd., Niigata	2,000	7,286
The Nippon Synthetic Chemical Industry Co. Ltd.	1,000	7,345
Common Stocks - continued
	Shares	Value
Japan - continued
THK Co. Ltd.	700	$ 12,097
Toho Holdings Co. Ltd.	1,000	14,710
Tokio Marine Holdings, Inc.	4,500	115,073
Tokuyama Corp.	5,000	31,420
Tokyo Gas Co., Ltd.	12,000	47,540
Toyota Motor Corp.	12,400	489,541
Tsumura & Co.	4,100	141,095
Tsutsumi Jewelry Co. Ltd.	400	9,416
USS Co. Ltd.	2,920	176,649
Xebio Co. Ltd.	3,700	83,718
Yamada Denki Co. Ltd.	2,610	159,053
Yamato Kogyo Co. Ltd.	3,000	90,035
TOTAL JAPAN		5,316,673
Kazakhstan - 0.1%
JSC Halyk Bank of Kazakhstan unit (a)	3,000	20,400
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	700	16,555
TOTAL KAZAKHSTAN		36,955
Korea (South) - 1.8%
Doosan Heavy Industries & Construction Co. Ltd.	738	39,460
GS Engineering & Construction Corp.	501	43,773
Hana Financial Group, Inc.	810	23,935
Hynix Semiconductor, Inc. (a)	2,410	35,649
Hyundai Engineering & Construction Co. Ltd.	848	46,646
Hyundai Mobis	302	40,122
Industrial Bank of Korea (a)	1,850	22,330
KB Financial Group, Inc. (a)	1,110	53,195
KT&G Corp.	641	37,193
LG Innotek Co. Ltd.	198	17,818
NHN Corp. (a)	756	111,094
Samsung Electronics Co. Ltd.	314	188,252
Shinhan Financial Group Co. Ltd. (a)	850	32,132
Shinhan Financial Group Co. Ltd. sponsored ADR	800	60,520
TOTAL KOREA (SOUTH)		752,119
Luxembourg - 0.6%
ArcelorMittal SA:
(Netherlands)	1,600	54,106
(NY Shares) Class A	5,700	193,914
Common Stocks - continued
	Shares	Value
Luxembourg - continued
Evraz Group SA GDR	800	$ 19,504
GlobeOp Financial Services SA	2,300	7,269
TOTAL LUXEMBOURG		274,793
Malaysia - 0.1%
Bumiputra-Commerce Holdings Bhd	8,700	31,563
IJM Corp. Bhd	19,400	27,060
TOTAL MALAYSIA		58,623
Mexico - 1.7%
America Movil SAB de CV Series L sponsored ADR	5,100	225,063
Cemex SA de CV sponsored ADR	10,029	104,101
Desarrolladora Homex SAB de CV sponsored ADR (a)	2,100	74,676
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	2,400	20,928
Fomento Economico Mexicano SAB de CV sponsored ADR	1,600	69,296
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	700	17,843
Grupo Financiero Banorte SAB de CV Series O	17,400	55,612
Grupo Televisa SA de CV (CPO) sponsored ADR	1,900	36,784
Telmex Internacional SAB de CV Series L ADR	2,200	29,612
Wal-Mart de Mexico SA de CV Series V	23,600	82,327
TOTAL MEXICO		716,242
Netherlands - 1.8%
Aalberts Industries NV	1,100	13,837
Akzo Nobel NV	688	40,781
ASM International NV (NASDAQ) (a)	400	7,972
ASML Holding NV (NY Shares)	3,500	94,290
Gemalto NV (a)	2,300	97,086
Heijmans NV unit (a)	610	10,902
ING Groep NV (Certificaten Van Aandelen) unit (a)	3,400	44,243
James Hardie Industries NV sponsored ADR (a)	3,425	106,792
Koninklijke Ahold NV	5,667	71,551
Koninklijke KPN NV	9,069	164,817
QIAGEN NV (a)	5,400	112,482
TOTAL NETHERLANDS		764,753
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	3,100	19,220
Norway - 0.4%
DnB NOR ASA (a)(c)	10,300	118,630
Common Stocks - continued
	Shares	Value
Norway - continued
Orkla ASA (A Shares)	5,800	$ 53,887
Sevan Marine ASA (a)	7,000	11,357
TOTAL NORWAY		183,874
Papua New Guinea - 0.3%
Lihir Gold Ltd. sponsored ADR	3,150	85,869
Oil Search Ltd.	4,152	21,527
TOTAL PAPUA NEW GUINEA		107,396
Peru - 0.1%
Compania de Minas Buenaventura SA sponsored ADR	1,100	36,927
Philippines - 0.4%
Jollibee Food Corp.	70,000	75,197
Philippine Long Distance Telephone Co.	110	6,013
Philippine Long Distance Telephone Co. sponsored ADR	1,600	85,280
TOTAL PHILIPPINES		166,490
Poland - 0.1%
Bank Polska Kasa Opieki SA (a)	500	27,186
Portugal - 0.1%
Energias de Portugal SA	13,519	59,821
Russia - 1.1%
Magnit OJSC GDR (Reg. S)	1,200	15,960
Mechel Steel Group OAO sponsored ADR	1,900	32,604
OAO Gazprom sponsored ADR	7,680	181,478
OAO NOVATEK GDR	700	35,350
OAO Tatneft sponsored ADR	1,100	28,655
OJSC MMC Norilsk Nickel sponsored ADR (a)	3,200	41,024
OJSC Oil Company Rosneft GDR (Reg. S) (a)	6,100	46,665
Polymetal JSC GDR (Reg. S) (a)	2,500	22,075
Sberbank (Savings Bank of the Russian Federation) GDR	290	69,560
TOTAL RUSSIA		473,371
Singapore - 1.4%
Allgreen Properties Ltd.	16,000	12,913
CapitaLand Ltd.	21,000	60,882
City Developments Ltd.	6,000	42,027
DBS Group Holdings Ltd.	16,000	146,485
Keppel Land Ltd.	4,000	7,954
Singapore Exchange Ltd.	31,000	175,627
Straits Asia Resources Ltd.	13,000	16,614
Common Stocks - continued
	Shares	Value
Singapore - continued
United Overseas Bank Ltd.	7,000	$ 83,887
Wing Tai Holdings Ltd.	42,000	49,155
TOTAL SINGAPORE		595,544
South Africa - 2.8%
African Bank Investments Ltd.	8,000	31,539
African Rainbow Minerals Ltd.	7,763	151,931
Aspen Pharmacare Holdings Ltd.	3,900	33,047
Bell Equipment Ltd. (a)	5,884	8,209
Blue Financial Services Ltd. (a)	131,530	16,836
Blue Label Telecoms Ltd. (a)	20,900	14,981
Clicks Group Ltd.	22,808	72,110
Impala Platinum Holdings Ltd.	6,900	153,942
JSE Ltd.	9,800	76,017
Mr. Price Group Ltd.	22,100	101,554
MTN Group Ltd.	23,403	351,981
Murray & Roberts Holdings Ltd.	3,200	23,093
Mvelaphanda Resources Ltd. (a)	4,322	22,129
Naspers Ltd. Class N	1,200	43,690
Shoprite Holdings Ltd.	3,600	29,491
Standard Bank Group Ltd.	4,400	55,306
Truworths International Ltd.	4,100	23,616
TOTAL SOUTH AFRICA		1,209,472
Spain - 3.0%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (c)	3,759	66,910
Banco Santander SA	4,300	69,192
Banco Santander SA sponsored ADR	9,500	152,570
Grifols SA	146	2,364
Iberdrola SA	11,200	101,855
Inditex SA	2,270	133,617
Prosegur Comp Securidad SA (Reg.)	2,291	96,588
Telefonica SA sponsored ADR	7,840	658,011
TOTAL SPAIN		1,281,107
Sweden - 0.8%
H&M Hennes & Mauritz AB (B Shares)	3,344	189,933
Intrum Justitia AB	1,000	12,322
Swedish Match Co.	3,100	63,619
Telefonaktiebolaget LM Ericsson (B Shares)	7,965	83,212
TOTAL SWEDEN		349,086
Common Stocks - continued
	Shares	Value
Switzerland - 7.0%
ABB Ltd. sponsored ADR	9,700	$ 179,741
Actelion Ltd. (Reg.) (a)	1,542	85,132
Bank Sarasin & Co. Ltd. Series B (Reg.)	2,619	104,520
Credit Suisse Group sponsored ADR	5,600	298,480
EFG International	1,082	18,084
Nestle SA (Reg.)	12,793	596,200
Novartis AG sponsored ADR	2,500	129,875
Roche Holding AG (participation certificate)	5,690	913,303
Sonova Holding AG	1,028	105,996
Transocean Ltd. (a)	2,020	169,498
UBS AG:
(For. Reg.) (a)	3,373	56,233
(NY Shares) (a)	4,300	71,337
Zurich Financial Services AG (Reg.)	1,181	271,511
TOTAL SWITZERLAND		2,999,910
Taiwan - 1.4%
Acer, Inc.	15,050	35,342
Cathay Financial Holding Co. Ltd. (a)	10,000	17,085
China Steel Corp.	21,000	18,575
Epistar Corp.	6,000	17,407
Farglory Land Development Co. Ltd.	6,000	12,010
First Financial Holding Co. Ltd.	41,000	23,597
Formosa Epitaxy, Inc.	12,000	16,506
Hon Hai Precision Industry Co. Ltd. (Foxconn)	31,965	124,734
Largan Precision Co. Ltd.	2,020	23,048
MediaTek, Inc.	4,006	55,858
Prime View International Co. Ltd.	3,000	4,870
Taiwan Mobile Co. Ltd.	16,000	28,508
Taiwan Semiconductor Manufacturing Co. Ltd.	49,169	88,859
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	6,110	58,289
Wintek Corp. (a)	28,000	18,576
Wistron Corp.	14,000	23,349
Yuanta Financial Holding Co. Ltd.	38,000	24,984
TOTAL TAIWAN		591,597
Thailand - 0.2%
Advanced Info Service PCL (For. Reg.)	9,400	23,837
Siam Commercial Bank PCL (For. Reg.)	27,400	62,232
TOTAL THAILAND		86,069
Turkey - 1.4%
Albaraka Turk Katilim Bankasi AS	8,000	12,451
Common Stocks - continued
	Shares	Value
Turkey - continued
Anadolu Efes Biracilik ve Malt Sanyii AS	7,600	$ 86,944
Asya Katilim Bankasi AS (a)	61,200	127,814
Coca-Cola Icecek AS	15,500	120,619
Tupras-Turkiye Petrol Rafinerileri AS	200	3,459
Turk Hava Yollari AO	8,000	22,454
Turkiye Garanti Bankasi AS	57,200	209,245
TOTAL TURKEY		582,986
United Arab Emirates - 0.1%
DP World Ltd.	46,283	22,910
United Kingdom - 15.2%
Aberdeen Asset Management PLC	21,300	46,231
Aegis Group PLC	32,400	58,514
Anglo American PLC (United Kingdom) (a)	4,431	161,137
Babcock International Group PLC	14,800	147,371
BAE Systems PLC	40,400	208,604
Begbies Traynor Group PLC	6,900	12,008
BG Group PLC	17,081	295,860
BHP Billiton PLC ADR	9,200	498,640
BlueBay Asset Management	1,104	6,743
Bovis Homes Group PLC	15,848	107,173
BP PLC sponsored ADR	3,600	203,832
Centrica PLC	21,775	88,768
Cobham PLC	17,700	63,815
Derwent London PLC	600	12,264
easyJet PLC (a)	15,100	89,273
GlaxoSmithKline PLC sponsored ADR	2,900	119,364
Great Portland Estates PLC	12,272	49,766
H&T Group PLC	2,500	11,800
Hikma Pharmaceuticals PLC	4,018	31,156
HSBC Holdings PLC:
(United Kingdom) (Reg.)	13,779	152,310
sponsored ADR	1,900	105,241
Imperial Tobacco Group PLC	700	20,687
InterContinental Hotel Group PLC ADR	7,900	100,409
International Power PLC	6,223	25,951
Johnson Matthey PLC	4,392	101,816
Man Group PLC	60,104	305,904
Meggitt PLC	4,200	16,894
Misys PLC	25,300	86,024
Mothercare PLC	1,299	12,284
National Grid PLC	11,300	112,520
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Persimmon PLC	6,712	$ 44,454
Prudential PLC	27,137	247,940
Quintain Estates & Development PLC (a)	1,694	5,396
Reckitt Benckiser Group PLC	3,538	176,294
Rio Tinto PLC:
(Reg.)	5,696	251,903
sponsored ADR	1,290	229,659
Rolls-Royce Group PLC	11,400	84,561
Rotork PLC	500	9,334
Royal Dutch Shell PLC Class A sponsored ADR	7,300	433,693
Serco Group PLC	21,887	181,647
Shaftesbury PLC	13,533	83,653
Spectris PLC	1,266	14,082
Spirax-Sarco Engineering PLC	1,804	32,224
SSL International PLC	3,106	32,356
St. Modwen Properties PLC (a)	1,800	6,632
Standard Chartered PLC (United Kingdom)	11,883	292,740
Ted Baker PLC	10,675	71,857
Tesco PLC	39,121	261,636
Tullow Oil PLC	1,051	20,482
Ultra Electronics Holdings PLC	600	12,993
Unite Group PLC	16,102	70,320
Victrex PLC	4,018	50,201
Vodafone Group PLC	33,100	72,971
Vodafone Group PLC sponsored ADR	18,600	412,734
Wolseley PLC (a)	4,538	92,237
Xstrata PLC	2,028	29,383
TOTAL UNITED KINGDOM		6,473,741
United States of America - 4.6%
Advanced Energy Industries, Inc. (a)	10,581	129,194
Airgas, Inc.	280	12,421
Allergan, Inc.	1,100	61,875
Autoliv, Inc.	2,700	90,666
Berkshire Hathaway, Inc. Class B (a)	19	62,377
Broadpoint Gleacher Securities Group, Inc. (a)	1,000	6,370
Central European Distribution Corp. (a)	600	18,666
CTC Media, Inc. (a)	900	14,472
Cymer, Inc. (a)	2,100	71,904
Dril-Quip, Inc. (a)	130	6,317
Evercore Partners, Inc. Class A	2,500	81,600
FMC Technologies, Inc. (a)	750	39,450
Common Stocks - continued
	Shares	Value
United States of America - continued
Freeport-McMoRan Copper & Gold, Inc.	400	$ 29,344
Goldman Sachs Group, Inc.	400	68,068
ION Geophysical Corp. (a)	11,311	43,321
Juniper Networks, Inc. (a)	7,800	198,978
Kansas City Southern (a)	400	9,692
Lam Research Corp. (a)	1,297	43,735
Martin Marietta Materials, Inc.	700	58,324
Mead Johnson Nutrition Co. Class A	900	37,836
Mohawk Industries, Inc. (a)	2,340	100,222
Philip Morris International, Inc.	1,900	89,984
PriceSmart, Inc.	7,795	150,444
ResMed, Inc. (a)	1,100	54,131
Union Pacific Corp.	1,100	60,654
Varian Semiconductor Equipment Associates, Inc. (a)	1,500	42,585
Verisk Analytics, Inc.	1,800	49,374
Visa, Inc. Class A	4,600	348,496
TOTAL UNITED STATES OF AMERICA		1,980,500
TOTAL COMMON STOCKS (Cost $44,409,652)		42,330,919
Nonconvertible Preferred Stocks - 0.4%

Italy - 0.4%
Fiat SpA (Risparmio Shares)	6,000	57,390
Telecom Italia SpA (Risparmio Shares)	104,200	115,078
TOTAL ITALY		172,468
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (a)	720,000	1,182
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $186,948)		173,650
Money Market Funds - 0.5%

Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e) (Cost $235,050)	235,050	235,050
Cash Equivalents - 1.5%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.06%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $623,000)	$ 623,003	$ 623,000
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $45,454,650)		43,362,619
NET OTHER ASSETS - (1.6)%		(688,974)
NET ASSETS - 100%		$ 42,673,645
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $93,028 or 0.2% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$623,000 due 11/02/09 at 0.06%
BNP Paribas Securities Corp.	$ 164,629
Credit Suisse Securities (USA) LLC	169,451
Deutsche Bank Securities, Inc.	54,327
HSBC Securities (USA), Inc.	24,694
ING Financial Markets LLC	49,388
J.P. Morgan Securities, Inc.	49,388
Mizuho Securities USA, Inc.	49,388
Societe Generale, New York Branch	61,735
$ 623,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 10,359
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,474,923	$ 5,997,739	$ 477,184	$ -
Japan	5,316,673	66,375	5,250,298	-
France	3,075,155	2,665,757	409,398	-
Switzerland	2,999,910	2,943,677	56,233	-
Germany	2,458,676	2,458,676	-	-
Brazil	2,142,354	2,142,354	-	-
United States of America	1,980,500	1,980,500	-	-
Spain	1,281,107	1,211,915	69,192	-
Australia	1,239,202	11,815	1,227,387	-
Cyprus	369	-	-	369
Other	15,535,700	9,870,986	5,664,714	-
Money Market Funds	235,050	235,050	-	-
Cash Equivalents	623,000	-	623,000	-
Total Investments in Securities:	$ 43,362,619	$ 29,584,844	$ 13,777,406	$ 369
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 16,955
Total Realized Gain (Loss)	(71,038)
Total Unrealized Gain (Loss)	66,923
Cost of Purchases	22,496
Proceeds of Sales	(9,970)
Amortization/Accretion	-
Transfers in/out of Level 3	(24,997)
Ending Balance	$ 369
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (152)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $25,768,512 of which $10,061,563 and $15,706,949 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $217,620 and repurchase agreements of $623,000) - See accompanying schedule: Unaffiliated issuers (cost $45,219,600)	$ 43,127,569
Fidelity Central Funds (cost $235,050)	235,050
Total Investments (cost $45,454,650)		$ 43,362,619
Foreign currency held at value (cost $28,817)		28,699
Receivable for investments sold		1,611,470
Receivable for fund shares sold		110,246
Dividends receivable		103,377
Distributions receivable from Fidelity Central Funds		162
Prepaid expenses		257
Receivable from investment adviser for expense reductions		34,815
Other receivables		4,401
Total assets		45,256,046

Liabilities
Payable to custodian bank	$ 8,922
Payable for investments purchased	236,613
Payable for fund shares redeemed	1,971,744
Accrued management fee	25,243
Distribution fees payable	4,972
Other affiliated payables	12,861
Other payables and accrued expenses	86,996
Collateral on securities loaned, at value	235,050
Total liabilities		2,582,401

Net Assets		$ 42,673,645
Net Assets consist of:
Paid in capital		$ 71,194,330
Undistributed net investment income		385,749
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,820,410)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,086,024)
Net Assets		$ 42,673,645

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,726,634 ÷ 582,087 shares)	$ 6.40

Maximum offering price per share (100/94.25 of $6.40)	$ 6.79
Class T: Net Asset Value and redemption price per share ($1,526,257 ÷ 238,376 shares)	$ 6.40

Maximum offering price per share (100/96.50 of $6.40)	$ 6.63
Class B: Net Asset Value and offering price per share ($1,337,107 ÷ 209,143 shares)A	$ 6.39

Class C: Net Asset Value and offering price per share ($1,713,839 ÷ 268,393 shares)A	$ 6.39

Total International Equity: Net Asset Value, offering price and redemption price per share ($33,061,332 ÷ 5,157,629 shares)	$ 6.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,308,476 ÷ 204,113 shares)	$ 6.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 1,051,949
Interest		1,218
Income from Fidelity Central Funds		10,359
		1,063,526
Less foreign taxes withheld		(96,997)
Total income		966,529

Expenses
Management fee Basic fee	$ 264,983
Performance adjustment	(31,602)
Transfer agent fees	109,073
Distribution fees	67,701
Accounting and security lending fees	19,399
Custodian fees and expenses	179,026
Independent trustees' compensation	268
Registration fees	63,601
Audit	85,317
Legal	511
Miscellaneous	55
Total expenses before reductions	758,332
Expense reductions	(237,524)	520,808
Net investment income (loss)		445,721
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(15,979,035)
Foreign currency transactions	(16,778)
Total net realized gain (loss)		(15,995,813)
Change in net unrealized appreciation (depreciation) on: Investment securities	25,950,974
Assets and liabilities in foreign currencies	8,364
Total change in net unrealized appreciation (depreciation)		25,959,338
Net gain (loss)		9,963,525
Net increase (decrease) in net assets resulting from operations		$ 10,409,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	For the period November 1, 2007 (commencement of operations) to October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 445,721	$ 857,641
Net realized gain (loss)	(15,995,813)	(10,866,711)
Change in net unrealized appreciation (depreciation)	25,959,338	(28,045,362)
Net increase (decrease) in net assets resulting from operations	10,409,246	(38,054,432)
Distributions to shareholders from net investment income	(859,670)	(15,829)
Share transactions - net increase (decrease)	(6,640,043)	77,824,722
Redemption fees	1,869	7,782
Total increase (decrease) in net assets	2,911,402	39,762,243

Net Assets
Beginning of period	39,762,243	-
End of period (including undistributed net investment income of $385,749 and undistributed net investment income of $796,810, respectively)	$ 42,673,645	$ 39,762,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.11
Net realized and unrealized gain (loss)	1.55	(5.21)
Total from investment operations	1.61	(5.10)
Distributions from net investment income	(.11)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.40	$ 4.90
Total Return A, B, C	33.87%	(51.00)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.09%	2.00%
Expenses net of fee waivers, if any	1.50%	1.50%
Expenses net of all reductions	1.47%	1.48%
Net investment income (loss)	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,727	$ 5,944
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	.09
Net realized and unrealized gain (loss)	1.57	(5.21)
Total from investment operations	1.61	(5.12)
Distributions from net investment income	(.09)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.40	$ 4.88
Total Return A, B, C	33.74%	(51.20)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.34%	2.42%
Expenses net of fee waivers, if any	1.75%	1.75%
Expenses net of all reductions	1.72%	1.73%
Net investment income (loss)	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,526	$ 2,567
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.05
Net realized and unrealized gain (loss)	1.56	(5.19)
Total from investment operations	1.58	(5.14)
Distributions from net investment income	(.05)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 6.39	$ 4.86
Total Return A, B, C	32.95%	(51.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.82%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.22%	2.24%
Net investment income (loss)	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,337	$ 2,505
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.05
Net realized and unrealized gain (loss)	1.56	(5.19)
Total from investment operations	1.58	(5.14)
Distributions from net investment income	(.05)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 6.39	$ 4.86
Total Return A, B, C	33.10%	(51.40)%
Ratios to Average Net Assets E, H
Expenses before reductions	2.85%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%
Expenses net of all reductions	2.22%	2.23%
Net investment income (loss)	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,714	$ 2,787
Portfolio turnover rate F	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period November 1, 2007 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.07	.13
Net realized and unrealized gain (loss)	1.55	(5.21)
Total from investment operations	1.62	(5.08)
Distributions from net investment income	(.12)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 6.41	$ 4.91
Total Return A, B	34.23%	(50.87)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	1.89%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.22%	1.23%
Net investment income (loss)	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,061	$ 23,226
Portfolio turnover rate E	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008 F

Selected Per-Share Data
Net asset value, beginning of period	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.07	.13
Net realized and unrealized gain (loss)	1.55	(5.21)
Total from investment operations	1.62	(5.08)
Distributions from net investment income	(.12)	(.01)
Redemption fees added to paid in capital C, H	-	-
Net asset value, end of period	$ 6.41	$ 4.91
Total Return A, B	34.23%	(50.87)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.80%	1.91%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.22%	1.23%
Net investment income (loss)	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,308	$ 2,733
Portfolio turnover rate E	98%	91%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Total International Equity and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have

Annual Report

3. Significant Accounting Policies - continued

been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,175,554
Gross unrealized depreciation	(7,464,833)
Net unrealized appreciation (depreciation)	$ (3,289,279)

Tax Cost	$ 46,651,898

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 531,099
Capital loss carryforward	$ (25,768,512)
Net unrealized appreciation (depreciation)	$ (3,283,272)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 859,670	$ 15,829

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $35,805,090 and $42,384,591, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Total International Equity as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 11,561	$ 3,107
Class T	.25%	.25%	11,192	9,782
Class B	.75%	.25%	20,835	20,557
Class C	.75%	.25%	24,113	21,121
			$ 67,701	$ 54,567

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,710
Class T	551
Class B*	518
Class C*	46
$ 3,825

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,733.25
Class T	6,221.28
Class B	5,184.25
Class C	6,888.29
Total International Equity	74,099.31
Institutional Class	4,948.23
	$ 109,073

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $843 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $193 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $10,359.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 26,940
Class T	1.75%	13,132
Class B	2.25%	11,681
Class C	2.25%	14,394
Total International Equity	1.25%	148,419
Institutional Class	1.25%	11,590
		$ 226,156

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,368 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008 A
From net investment income
Class A	$ 131,963	$ -
Class T	45,379	-
Class B	24,856	-
Class C	30,949	-
Total International Equity	560,888	13,264
Institutional Class	65,635	2,565
Total	$ 859,670	$ 15,829

A For the period November 1, 2007 (commencement of operations) to October 31, 2008.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Class A
Shares sold	372,557	1,253,571	$ 1,887,197	$ 11,409,450
Reinvestment of distributions	30,531	-	130,977	-
Shares redeemed	(1,035,215)	(39,357)	(5,265,367)	(262,908)
Net increase (decrease)	(632,127)	1,214,214	$ (3,247,193)	$ 11,146,542
Class T
Shares sold	59,609	536,757	$ 314,219	$ 5,311,723
Reinvestment of distributions	10,553	-	45,379	-
Shares redeemed	(357,387)	(11,156)	(2,032,994)	(95,096)
Net increase (decrease)	(287,225)	525,601	$ (1,673,396)	$ 5,216,627
Class B
Shares sold	19,155	516,780	$ 103,145	$ 5,142,958
Reinvestment of distributions	5,760	-	24,827	-
Shares redeemed	(331,368)	(1,184)	(1,871,062)	(8,679)
Net increase (decrease)	(306,453)	515,596	$ (1,743,090)	$ 5,134,279
Class C
Shares sold	111,127	576,912	$ 616,982	$ 5,653,538
Reinvestment of distributions	7,163	-	30,872	-
Shares redeemed	(423,400)	(3,409)	(2,395,281)	(27,077)
Net increase (decrease)	(305,110)	573,503	$ (1,747,427)	$ 5,626,461

Annual Report

11. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended October 31,	2009	2008 A	2009	2008 A
Total International Equity
Shares sold	2,869,211	7,339,025	$ 16,097,831	$ 65,416,828
Reinvestment of distributions	124,381	1,313	533,594	12,459
Shares redeemed	(2,570,692)	(2,605,609)	(12,899,110)	(20,217,092)
Net increase (decrease)	422,900	4,734,729	$ 3,732,315	$ 45,212,195
Institutional Class
Shares sold	5,817	559,428	$ 30,049	$ 5,503,211
Reinvestment of distributions	15,268	270	65,500	2,565
Shares redeemed	(373,992)	(2,678)	(2,056,801)	(17,158)
Net increase (decrease)	(352,907)	557,020	$ (1,961,252)	$ 5,488,618

A For the period November 1, 2007 (commencement of operations) to October 31, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and the period November 1, 2007 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and the period November 1, 2007 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$.082	$.025

Institutional Class designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/08	$0.077	$0.0211

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of Fidelity Total International Equity (retail class) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity Total International Equity (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Total International Equity (retail class) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity Total International Equity (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2008 represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity Total International Equity (retail class) ranked below its competitive median for 2008 and the total expenses of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

ATIEI-UANN-1209
1.853356.101

Fidelity®
International Small Cap
Fund

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Life of class A
International Small Cap	45.30%	7.46%	17.34%

A From September 18, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Small Cap, a class of the fund, on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the year ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the year, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Colin Stone, Noriko Takahashi and Wilson Wong, Co-Portfolio Managers of Fidelity® International Small Cap Fund: During the year, the fund's Retail Class shares rose 45.30%, versus 48.78% for the MSCI EAFE Small Cap Index. Overall, security selection in Europe hurt, while stock choices in Canada, good picks and an overweighting in Australia, and an underweighting in Japan helped. Results suffered from weak picks and an overweighting in health care, poor stock selection in industrials and energy, and a moderate cash position. Stock choices in consumer discretionary and materials helped, as did an underweighting in banks. The Japanese subportfolio slightly trailed its benchmark, hurt by insurer Sony Financial Holdings, which was sold. Homebuilder Arnest One helped. The Asia-Pacific ex Japan "sub" outperformed, aided by China's Shimao Property Holdings, which was sold. Australia's QBE Insurance - also sold - detracted. The Europe/Middle East/Africa sub underperformed. German blood-plasma products maker Biotest detracted, while Australian gold miner Centamin Egypt helped. Some holdings mentioned were out of benchmark.

Notes to shareholders: Dale Nicholls will replace Wilson Wong as Co-Manager on November 2, 2009. The fund will reopen to new accounts on November 10, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.65%
Actual		$ 1,000.00	$ 1,401.50	$ 9.99
Hypothetical A		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,400.30	$ 11.50
Hypothetical A		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,397.20	$ 14.50
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,397.20	$ 14.50
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap	1.47%
Actual		$ 1,000.00	$ 1,404.00	$ 8.91
Hypothetical A		$ 1,000.00	$ 1,017.80	$ 7.48
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,404.30	$ 8.48
Hypothetical A		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan 24.5%
United Kingdom 17.7%
Australia 11.7%
Germany 7.9%
France 6.0%
United States of America 4.5%
Netherlands 4.1%
Canada 2.7%
Cayman Islands 2.3%
Other 18.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 25.9%
United Kingdom 20.6%
France 8.2%
Australia 7.9%
Germany 6.6%
United States of America 6.3%
Netherlands 2.5%
Hong Kong 2.5%
Switzerland 2.0%
Other 17.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.3	94.6
Short-Term Investments and Net Other Assets	3.7	5.4
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JB Hi-Fi Ltd. (Australia, Specialty Retail)	1.1	0.7
HeidelbergCement AG (Germany, Construction Materials)	1.1	0.0
Goodman Group unit (Australia, Real Estate Investment Trusts)	1.1	0.0
Gemalto NV (Netherlands, Computers & Peripherals)	1.1	0.4
James Hardie Industries NV unit (Netherlands, Construction Materials)	1.0	0.8
SeLoger.com (France, Media)	0.9	1.0
Software AG (Bearer) (Germany, Software)	0.9	0.0
Seek Ltd. (Australia, Professional Services)	0.9	0.2
David Jones Ltd. (Australia, Multiline Retail)	0.9	0.5
CSR PLC (United Kingdom, Semiconductors & Semiconductor Equipment)	0.8	0.5
	9.8
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.6	17.3
Industrials	18.2	15.5
Information Technology	15.7	16.3
Financials	12.7	12.5
Materials	12.6	8.1
Health Care	9.2	14.1
Energy	4.0	6.0
Telecommunication Services	1.7	1.2
Consumer Staples	1.6	2.6
Utilities	0.9	0.8

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Australia - 11.7%
Allied Gold Ltd. (a)	2,565,540	$ 1,038,432
Allied Gold Ltd. (United Kingdom) (a)	5,115,200	2,099,534
Aristocrat Leisure Ltd.	79,852	318,679
Ausenco Ltd. (c)	338,510	1,459,039
Austal Ltd.	109,280	236,836
Australian Worldwide Exploration Ltd.	440,507	1,009,432
Billabong International Ltd.	81,170	750,791
BlueScope Steel Ltd.	1,449,245	3,839,453
carsales.com Ltd.	189,216	683,853
Centamin Egypt Ltd. (a)	2,723,203	5,454,565
Coal of Africa Ltd. (a)	2,661,019	4,325,172
David Jones Ltd. (c)	1,322,659	6,264,050
Downer EDI Ltd.	81,375	619,255
Energy Resources of Australia Ltd.	63,801	1,317,208
Goodman Group unit	14,177,712	7,599,701
Harvey Norman Holdings Ltd.	1,001,904	3,548,294
ING Industrial Fund (e)	634,773	286,674
Iress Market Technology Ltd. (c)	501,024	3,454,140
JB Hi-Fi Ltd.	424,442	7,803,036
Leighton Holdings Ltd.	38,443	1,220,384
Lend Lease Corp. Ltd.	45,915	380,469
Macquarie Group Ltd.	110,570	4,840,898
Mineral Deposits Ltd. (a)	4,038,000	3,542,596
Monto Minerals Ltd. (a)	8,206,552	135
Navitas Ltd.	1,322,105	4,399,916
Newcrest Mining Ltd.	22,153	636,571
OZ Minerals Ltd. (a)	2,675,018	2,796,260
Paladin Energy Ltd. (a)	136,133	492,353
Rio Tinto Ltd.	24,925	1,381,156
SAI Global Ltd.	1,549,389	4,794,358
SEEK Ltd.	1,190,238	6,395,855
Stockland Corp. Ltd. unit	107,523	357,065
Tianshan Goldfields Ltd. (a)	944,712	84,557
Westfield Group unit	26,183	283,574
TOTAL AUSTRALIA		83,714,291
Bailiwick of Guernsey - 0.5%
Renewable Energy Generation Ltd.	1,646,700	1,757,309
Stobart Group Ltd.	990,900	2,082,380
TOTAL BAILIWICK OF GUERNSEY		3,839,689
Common Stocks - continued
	Shares	Value
Bailiwick of Jersey - 0.1%
ACP Capital Ltd.	265,625	$ 154,817
Camco International Ltd. (a)	1,183,202	417,655
TOTAL BAILIWICK OF JERSEY		572,472
Belgium - 0.2%
EVS Broadcast Equipment SA	7,700	568,246
Hansen Transmissions International NV (a)	474,200	996,533
TOTAL BELGIUM		1,564,779
Bermuda - 2.3%
Aquarius Platinum Ltd. (Australia)	407,165	1,770,532
Dickson Concepts International Ltd.	2,584,500	1,196,254
K Wah International Holdings Ltd.	573,000	195,735
Luk Fook Holdings International Ltd.	864,000	500,671
Oakley Capital Investments Ltd. (a)	1,210,200	2,056,448
Pacific Basin Shipping Ltd.	1,389,000	1,020,791
Peace Mark Holdings Ltd. (a)	788,000	1
PureCircle Ltd. (a)(c)	148,100	510,616
Seadrill Ltd. (a)	114,300	2,387,363
Tai Fook Securities Group Ltd.	3,994,000	1,760,742
Vtech Holdings Ltd.	574,000	4,783,968
Zambezi Resources Ltd. CDI (a)	2,184,593	9,829
TOTAL BERMUDA		16,192,950
British Virgin Islands - 0.8%
Albidon Ltd. unit (a)	1,469,000	45,342
Kalahari Energy (a)(g)	1,451,000	906,875
Playtech Ltd. (c)	788,407	4,656,628
TOTAL BRITISH VIRGIN ISLANDS		5,608,845
Canada - 2.7%
AirSea Lines (a)(g)	1,893,338	28
AirSea Lines warrants 8/4/11 (a)(g)	1,862,300	27
European Goldfields Ltd. (a)	827,700	4,662,668
Pacific Rubiales Energy Corp. (a)(c)	399,400	4,857,642
Platmin Ltd. (a)	3,524,100	4,223,683
Red Back Mining, Inc. (a)	402,200	5,207,410
Rock Well Petroleum, Inc. (a)(g)	770,400	7
Starfield Resources, Inc. (a)	4,328,075	419,678
TOTAL CANADA		19,371,143
Cayman Islands - 2.3%
AAC Acoustic Technology Holdings, Inc.	910,000	1,141,550
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
China Shanshui Cement Group Ltd.	370,000	$ 264,211
China Shineway Pharmaceutical Group Ltd.	380,000	530,843
Eagle Nice (International) Holdings Ltd.	5,012,000	1,710,866
Haitian International Holdings Ltd.	1,001,000	444,109
JA Solar Holdings Co. Ltd. ADR (a)	91,300	349,679
Kingboard Laminates Holdings Ltd.	1,073,500	750,799
Marwyn Value Investors II Ltd. (a)	1,846,800	1,804,085
Orchid Developments Group Ltd. (a)	1,211,000	884,758
Pacific Textile Holdings Ltd.	4,958,000	2,437,720
Perfect World Co. Ltd. sponsored ADR Class B (a)	11,000	484,110
Stella International Holdings Ltd.	134,000	254,200
Wuxi Pharmatech Cayman, Inc. sponsored ADR (a)	47,100	604,293
Xingda International Holdings Ltd.	4,850,000	2,401,638
Xinyi Glass Holdings Co. Ltd.	1,350,000	1,062,425
Yip's Chemical Holdings Ltd.	2,112,000	1,464,621
TOTAL CAYMAN ISLANDS		16,589,907
China - 0.9%
51job, Inc. sponsored ADR (a)	10,000	149,000
Baidu.com, Inc. sponsored ADR (a)	1,500	566,880
Nine Dragons Paper (Holdings) Ltd.	312,000	445,898
Shandong Chenming Paper Holdings Ltd. (B Shares)	1,620,900	1,130,163
Shenzhou International Group Holdings Ltd.	1,224,000	1,305,314
Weiqiao Textile Co. Ltd. (H Shares)	3,952,000	2,757,480
TOTAL CHINA		6,354,735
Cyprus - 0.9%
Buried Hill Energy (Cyprus) PCL (a)(g)	1,947,000	4,030,290
Mirland Development Corp. PLC (a)	758,000	2,056,510
TOTAL CYPRUS		6,086,800
Denmark - 1.2%
DSV de Sammensluttede Vognmaend AS (a)	239,000	3,747,222
Genmab AS (a)(c)	13,800	362,885
Vestas Wind Systems AS (a)	61,909	4,388,148
TOTAL DENMARK		8,498,255
Egypt - 0.2%
Talaat Moustafa Group Holding (a)	1,159,060	1,545,978
Common Stocks - continued
	Shares	Value
Finland - 0.9%
Nokian Tyres PLC	190,740	$ 4,081,137
Talvivaara Mining Co. PLC (a)(c)	460,800	2,715,984
TOTAL FINLAND		6,797,121
France - 6.0%
Altamir Amboise (a)	266,400	1,999,307
April Group	72,100	2,705,518
Audika SA	67,200	2,145,873
Delachaux SA	59,387	4,107,374
Devoteam SA	40,400	1,128,967
Faiveley SA	21,935	1,823,732
Iliad Group SA	44,967	4,876,817
Laurent-Perrier Group	8,460	675,749
LeGuide.com SA (a)	82,800	2,132,276
Maisons France Confort	41,100	1,428,554
Meetic (a)	189,000	5,548,553
Nexity	59,900	2,237,142
Sartorius Stedim Biotech	53,500	2,318,537
SeLoger.com (a)(c)	188,800	6,623,435
SR Teleperformance SA	93,500	3,010,468
TOTAL FRANCE		42,762,302
Germany - 7.6%
CompuGROUP Holding AG (a)	124,600	1,536,516
CTS Eventim AG	111,318	5,590,835
Delticom AG	136,500	4,507,446
Drillisch AG (a)	663,300	4,216,662
ElringKlinger AG	183,200	3,666,396
Freenet AG (a)	154,200	2,035,410
HeidelbergCement AG	129,366	7,753,711
KROMI Logistik AG (a)	114,200	1,319,200
Lanxess AG	117,550	3,689,678
Rational AG (c)	18,820	2,645,108
SMA Solar Technology AG	30,100	2,887,503
Software AG (Bearer)	72,800	6,487,723
STRATEC Biomedical Systems AG (c)	38,810	1,241,019
United Internet AG (a)	221,090	2,882,557
Wacker Chemie AG	2,700	388,895
Wirecard AG	254,669	3,316,610
TOTAL GERMANY		54,165,269
Common Stocks - continued
	Shares	Value
Greece - 0.4%
Babis Vovos International Technical SA (a)	149,200	$ 1,115,341
Jumbo SA	145,300	1,825,990
TOTAL GREECE		2,941,331
Hong Kong - 1.7%
Chen Hsong Holdings Ltd.	1,324,000	382,902
Chow Sang Sang Holdings International Ltd.	206,000	204,114
Dah Sing Financial Holdings Ltd. (a)	110,800	625,560
Midland Holdings Ltd.	5,196,000	4,429,539
Poly (Hong Kong) Investments Ltd.	504,000	576,062
Sa Sa International Holdings Ltd.	1,200,000	596,728
Shun Tak Holdings Ltd. (c)	3,034,000	2,040,974
Singamas Container Holdings Ltd.	4,708,000	893,519
Techtronic Industries Co. Ltd.	943,500	757,929
Texwinca Holdings Ltd.	1,742,000	1,478,057
TOTAL HONG KONG		11,985,384
India - 0.3%
Housing Development and Infrastructure Ltd. (a)	86,415	572,774
Indiabulls Real Estate Ltd. (a)	145,661	762,613
Tata Steel Ltd.	51,815	512,548
TOTAL INDIA		1,847,935
Ireland - 0.3%
Kenmare Resources PLC warrants 12/31/09 (a)	1,712,500	161,666
Petroceltic International PLC (a)	8,825,100	2,318,248
Vimio PLC (a)	867,300	14
TOTAL IRELAND		2,479,928
Isle of Man - 0.5%
IBS Group Holding Ltd. GDR (Reg. S) (a)	317,700	3,277,255
Nviro Cleantech PLC (a)	2,175,000	276,746
TOTAL ISLE OF MAN		3,554,001
Italy - 0.8%
Seldovia Native Association, Inc. (SNAI) (a)(c)	300,990	1,405,170
Tod's SpA	58,003	4,004,824
TOTAL ITALY		5,409,994
Japan - 24.5%
ABC-Mart, Inc.	35,900	1,040,559
Aioi Insurance Co. Ltd.	251,000	1,105,061
Air Water, Inc.	239,000	2,817,201
Common Stocks - continued
	Shares	Value
Japan - continued
Airport Facilities Co. Ltd.	168,800	$ 996,723
Aozora Bank Ltd. (a)	714,000	844,249
ARCS Co. Ltd.	116,000	1,704,196
Arnest One Corp.	130,500	1,502,075
Asahi Intecc Co. Ltd.	140,300	2,270,090
ASKUL Corp. (c)	80,000	1,570,941
Bank of Kyoto Ltd.	184,000	1,669,768
Benesse Corp.	34,000	1,499,250
C. Uyemura & Co. Ltd.	11,000	459,995
Central Glass Co. Ltd.	596,000	2,400,741
Chiba Bank Ltd.	172,000	1,060,765
Chiyoda Corp.	261,000	1,899,188
Create SD Holdings Co. Ltd.	48,200	1,104,731
Culture Convenience Club Co. Ltd. (c)	235,100	1,447,214
Dai-ichi Seiko Co. Ltd.	24,100	1,178,519
Daicel Chemical Industries Ltd.	427,000	2,578,678
Daido Steel Co. Ltd.	192,000	653,525
Daihen Corp.	428,000	1,491,414
Daiseki Co. Ltd. (c)	61,030	1,199,374
Don Quijote Co. Ltd.	79,600	2,127,404
eAccess Ltd.	1,489	1,044,389
EPS Co. Ltd.	347	1,391,344
Exedy Corp.	87,800	1,805,441
Ferrotec Corp.	133,600	1,481,254
FreeBit Co., Ltd.	119	558,659
Fuji Oil Co. Ltd.	157,900	2,383,812
Fujikura Ltd.	164,000	790,786
Furukawa Electric Co. Ltd.	258,000	978,517
Furuya Metal Co. Ltd.	12,900	1,556,221
Hitachi Transport System Ltd.	123,900	1,625,262
Hoshizaki Electric Co. Ltd.	67,500	960,102
Ibiden Co. Ltd.	84,200	3,014,739
Inpex Corp.	200	1,633,354
Isetan Mitsukoshi Holdings Ltd.	54,200	519,473
Isuzu Motors Ltd.	319,000	674,516
Itochu Corp.	302,000	1,908,983
Japan Communications, Inc. (a)	3,083	339,241
Japan Wind Development Co. Ltd. (c)	131	513,040
Joyo Bank Ltd.	205,000	901,898
JP-Holdings, Inc. (c)	73,700	1,351,605
JTEKT Corp.	163,600	1,728,343
K'S Denki Corp.	30,500	988,485
Common Stocks - continued
	Shares	Value
Japan - continued
Kakaku.com, Inc.	476	$ 1,740,681
Kandenko Co. Ltd.	155,000	956,029
Kansai Paint Co. Ltd.	112,000	947,769
Kenedix Realty Investment Corp.	453	1,299,232
Kenedix, Inc. (a)	1,891	718,687
Kimoto Co. Ltd.	171,100	1,690,533
Kinki Sharyo Co. Ltd.	142,000	1,190,857
Koito Manufacturing Co. Ltd.	79,000	1,132,555
KOMERI Co. Ltd.	86,400	2,388,122
Kuraray Co. Ltd.	213,500	2,204,169
Maeda Corp.	210,000	577,541
Marui Group Co. Ltd.	116,000	666,392
McDonald's Holdings Co. (Japan) Ltd.	129,200	2,611,924
Meiko Electronics Co. Ltd.	76,800	1,495,779
Message Co. Ltd.	412	770,351
Mitsubishi Materials Corp.	534,000	1,408,179
Mitsubishi UFJ Lease & Finance Co. Ltd.	72,270	2,152,740
Mitsui Chemicals, Inc.	359,000	1,232,991
Mitsumi Electric Co. Ltd.	50,700	1,022,790
mixi, Inc. (a)(c)	186	1,518,179
Mobilephone Telecommunications International Ltd. (c)	859	2,037,849
Nabtesco Corp.	156,000	1,796,127
Nagaileben Co. Ltd.	7,400	162,778
NGK Insulators Ltd.	92,000	2,063,672
NHK Spring Co. Ltd.	142,000	1,108,795
Nichi-iko Pharmaceutical Co. Ltd.	48,900	1,454,719
Nichicon Corp.	125,400	1,253,644
Nihon M&A Center, Inc. (c)	429	1,910,291
Nihon Nohyaku Co. Ltd. (c)	187,000	1,189,031
Nippon Electric Glass Co. Ltd.	99,000	1,066,077
Nippon Signal Co. Ltd.	137,600	1,244,483
Nissay Dowa General Insurance Co. Ltd.	238,000	1,056,433
Nissin Kogyo Co. Ltd.	116,800	1,738,212
Nitta Corp.	35,200	513,623
NOF Corp.	194,000	879,939
Nomura Real Estate Residential Fund, Inc. (c)	288	1,363,054
NTT Urban Development Co.	1,685	1,353,704
Park24 Co. Ltd. (c)	134,800	1,503,673
Pigeon Corp.	39,100	1,516,070
Point, Inc.	23,550	1,392,157
Risa Partners, Inc. (c)	1,678	1,321,400
Rohto Pharmaceutical Co. Ltd.	70,000	895,173
Common Stocks - continued
	Shares	Value
Japan - continued
Roland DG Corp.	13,300	$ 174,443
Saizeriya Co. Ltd. (c)	58,000	1,119,078
Sankyu, Inc.	608,000	2,666,206
Santen Pharmaceutical Co. Ltd.	66,200	2,271,490
Sato Corp.	62,800	764,535
Sega Sammy Holdings, Inc.	202,900	2,881,023
Sekisui Chemical Co. Ltd.	304,000	1,838,858
Seven Bank Ltd.	467	1,140,912
Shimadzu Corp. (c)	169,000	1,170,426
Shin Nippon Biomedical Laboratories Ltd. (c)	130,200	978,435
Shin-Kobe Electric Machinery Co. Ltd. (c)	168,000	2,060,329
Shinsei Bank Ltd. (a)(c)	355,000	463,152
SHO-BOND Holdings Co. Ltd.	120,900	2,114,749
SKY Perfect JSAT Holdings, Inc.	2,615	1,195,798
So-net M3, Inc. (c)	415	1,423,676
SRI Sports Ltd.	918	842,885
Stanley Electric Co. Ltd.	103,800	2,032,571
Start Today Co. Ltd.	1,224	2,431,322
Sumitomo Rubber Industries Ltd.	192,300	1,772,785
Sumitomo Trust & Banking Co. Ltd.	320,000	1,691,196
Sysmex Corp.	39,700	1,774,146
Taiko Pharmaceutical Co. Ltd. (c)	17,100	682,968
Takata Corp.	84,000	1,567,374
Takeei Corp.	87,100	1,192,222
The Suruga Bank Ltd.	221,000	1,996,793
Tocalo Co. Ltd.	57,200	928,914
Tokyo Gas Co., Ltd.	140,000	554,632
Tokyo Ohka Kogyo Co. Ltd.	100,000	1,926,762
Towa Corp. (a)(c)	180,700	1,332,377
Toyo Suisan Kaisha Ltd.	44,000	1,151,408
Toyo Tanso Co. Ltd.	17,900	884,830
Toyota Boshoku Corp.	44,300	923,632
Tsumura & Co.	46,800	1,610,545
Unicharm Petcare Corp.	54,800	1,936,680
Weathernews, Inc. (c)	34,500	452,243
Works Applications Co. Ltd.	1,713	1,014,506
Yamatake Corp.	118,700	2,506,877
Yamato Kogyo Co. Ltd.	59,000	1,770,685
Yokogawa Bridge Holdings Corp.	100,000	845,397
TOTAL JAPAN		175,404,389
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
GlobeOp Financial Services SA	635,085	$ 2,007,164
Netherlands - 4.1%
Brunel International NV	109,900	3,112,366
Gemalto NV (a)	177,502	7,492,610
James Hardie Industries NV unit (a)	1,145,041	7,254,800
QIAGEN NV (a)	258,700	5,367,729
SMARTRAC NV (a)(c)	96,200	1,663,367
Wavin NV (c)	2,109,000	4,369,727
TOTAL NETHERLANDS		29,260,599
Norway - 1.6%
IMAREX NOS ASA (a)	145,200	1,318,594
Renewable Energy Corp. AS (a)(c)	711,695	4,273,078
Schibsted ASA (B Shares) (a)(c)	274,200	4,522,832
Sevan Marine ASA (a)	1,000,000	1,622,396
TOTAL NORWAY		11,736,900
Singapore - 0.2%
Wing Tai Holdings Ltd.	1,324,000	1,549,543
Spain - 1.3%
EDP Renovaveis SA (a)	332,408	3,316,471
Laboratorios Farmaceuticos ROVI SA	131,000	1,482,425
Vueling Airlines SA (a)	229,100	4,153,468
TOTAL SPAIN		8,952,364
Sweden - 0.9%
Countermine Technologies AB warrants 3/1/10 (a)	1,085,197	7
Elekta AB (B Shares) (c)	244,000	4,598,835
Modern Times Group MTG AB (B Shares)	43,900	1,903,751
XCounter AB (a)	1,108,000	118,242
TOTAL SWEDEN		6,620,835
Switzerland - 2.1%
Actelion Ltd. (Reg.) (a)	75,913	4,191,084
Basilea Pharmaceutica AG (a)	9,770	809,327
Lonza Group AG	37,493	2,921,319
Panalpina Welttransport Holding AG	50,690	3,556,846
VZ Holding AG	42,040	3,236,683
TOTAL SWITZERLAND		14,715,259
Thailand - 0.1%
Supalai PCL (For. Reg.)	2,857,300	470,445
Common Stocks - continued
	Shares	Value
United Kingdom - 17.7%
Abcam PLC	303,600	$ 4,660,512
Aberdeen Asset Management PLC	1,308,085	2,839,146
Antisoma PLC (a)	2,154,900	1,326,718
Appian Technology PLC warrants 7/11/09 (a)(g)	479,045	8
Asset Realisation Co. PLC (a)	340,000	11,164
Axis Shield PLC (a)	430,200	2,980,596
Big Yellow Group PLC (a)	486,200	3,119,534
Blinkx PLC (a)	2,063,000	711,277
Bond International Software PLC	583,666	761,819
Cadogan Petroleum PLC (a)	1,406,300	484,861
Centurion Electronics PLC (a)(d)	748,299	12
Ceres Power Holdings PLC (a)	430,000	1,249,574
China Goldmines PLC (a)	669,353	164,842
Connaught PLC	436,100	2,899,755
Conygar Investment Co. PLC (a)	2,250,800	4,212,714
Corac Group PLC (a)	3,306,704	2,049,427
Cove Energy PLC (a)	3,942,100	1,472,412
Craneware PLC	792,600	4,443,908
CSR PLC (a)	827,772	6,072,173
Datacash Group PLC	1,164,880	3,930,187
European Nickel PLC (a)	5,837,800	903,818
Evolution Group PLC	1,572,900	4,260,939
Faroe Petroleum PLC (a)	262,500	553,800
GoIndustry-DoveBid PLC (a)	2,258,900	82,703
Hays PLC	1,999,643	3,214,071
Icap PLC	236,300	1,578,210
Ideal Shopping Direct PLC	234,592	414,040
IG Group Holdings PLC	1,113,751	5,518,583
Inchcape PLC (a)	7,501,506	3,614,738
Inova Holding PLC (a)	1,443,461	24
Intec Telecom Systems PLC (a)	1,572,868	2,814,745
Jubilee Platinum PLC (a)	1,657,843	864,186
Keronite PLC (a)(g)	13,620,267	111,809
Landround PLC warrants 12/11/09 (a)(g)	166,666	3
Max Petroleum PLC (a)	2,509,220	731,236
Michael Page International PLC	249,992	1,322,017
Mothercare PLC	345,900	3,271,096
NCC Group Ltd.	229,815	1,507,355
Northgate PLC	478,700	1,722,758
Powerleague Group PLC	786,200	677,661
Pureprofile Media PLC (a)(g)	1,108,572	455,013
Redhall Group PLC	519,600	1,066,349
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Regenersis PLC (a)	1,367,300	$ 1,245,882
Royalblue Group PLC	186,242	3,653,977
Salamander Energy PLC (a)(c)	673,800	2,712,512
SDL PLC (a)	689,062	4,570,460
Serco Group PLC	411,451	3,414,755
Silverdell PLC (a)	4,958,000	834,355
Sinclair Pharma PLC (a)	1,888,371	1,108,367
Sphere Medical Holding PLC (a)(g)	420,000	1,172,245
SR Pharma PLC (a)	2,861,900	1,162,920
Sthree PLC	307,109	1,268,596
Synergy Health PLC	358,307	3,567,848
Ted Baker PLC	31,500	212,038
Telecity Group PLC (a)	487,100	2,679,065
TMO Biotec (a)(g)	1,000,000	410,450
Travis Perkins PLC	239,500	2,968,744
Unite Group PLC	470,220	2,053,539
Valiant Petroleum PLC (a)(c)	146,600	1,636,678
Wellstream Holdings PLC	212,900	1,789,641
William Hill PLC	1,255,035	3,461,668
Xchanging PLC	1,427,100	5,229,605
York Pharma PLC (a)	392,500	6
YouGov PLC (a)	1,596,854	1,337,075
Zenergy Power PLC (a)	651,780	1,460,676
ZincOx Resources PLC (a)	350,800	345,566
TOTAL UNITED KINGDOM		126,372,461
United States of America - 0.8%
CTC Media, Inc. (a)	357,400	5,746,992
Cyberview Technology, Inc. (a)	996,527	16
Frontera Resources Corp. (a)	1,157,200	256,485
TyraTech, Inc. (a)	129,600	40,428
XL TechGroup, Inc. (a)	1,329,250	22
TOTAL UNITED STATES OF AMERICA		6,043,943
TOTAL COMMON STOCKS (Cost $678,112,478)		685,017,011
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
Biotest AG (non-vtg.) (Cost $2,508,093)	30,031	1,807,458
Investment Companies - 0.1%
	Shares	Value
Bailiwick of Guernsey - 0.1%
Brookwell Ltd. (d) (Cost $3,306,266)	1,132,699	$ 1,078,606
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 0.20% (f)	21,033,034	21,033,034
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(f)	38,075,224	38,075,224
TOTAL MONEY MARKET FUNDS (Cost $59,108,258)		59,108,258
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $743,035,095)		747,011,333
NET OTHER ASSETS - (4.6)%		(32,514,651)
NET ASSETS - 100%		$ 714,496,682
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,086,755 or 1.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines:	8/4/06	$ 1,199,182
warrants 8/4/11	8/4/06	$ 2
Appian Technology PLC warrants 7/11/09	2/18/05	$ 3
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Security	Acquisition Date	Acquisition Cost
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
Landround PLC warrants 12/11/09	12/12/06	$ 0
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
Sphere Medical Holding PLC	8/27/08	$ 1,310,083
TMO Biotec	10/27/05	$ 535,065
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 194,651
Fidelity Securities Lending Cash Central Fund	914,707
Total	$ 1,109,358
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Brookwell Ltd.	$ 1,450,926	$ 166,500	$ 280,008	$ 377,946	$ 1,078,606
Centurion Electronics PLC	12	-	-	-	12
CustomVis PLC	200,922	-	32,772	-	-
Cyberview Technology, Inc.	16	-	-	-	-
Teleunit SpA	457,711	-	52,094	-	-
Total	$ 2,109,587	$ 166,500	$ 364,874	$ 377,946	$ 1,078,618
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 175,404,389	$ -	$ 175,404,389	$ -
United Kingdom	126,372,461	123,048,807	-	3,323,654
Australia	83,714,291	15,421,867	68,292,289	135
Germany	55,972,727	55,972,727	-	-
France	42,762,302	42,762,302	-	-
Netherlands	29,260,599	22,005,799	7,254,800	-
Canada	19,371,143	19,371,081	-	62
Cayman Islands	16,589,907	4,126,925	12,462,982	-
Bermuda	16,192,950	4,954,427	11,228,693	9,830
Cyprus	6,086,800	2,056,510	-	4,030,290
United States of America	6,043,943	6,043,905	-	38
British Virgin Islands	5,608,845	4,656,628	-	952,217
Ireland	2,479,928	2,479,914	-	14
Other	100,964,184	72,969,429	27,994,755	-
Investment Companies	1,078,606	1,078,606	-	-
Money Market Funds	59,108,258	59,108,258	-	-
Total Investments in Securities:	$ 747,011,333	$ 436,057,185	$ 302,637,908	$ 8,316,240
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Cyprus
Beginning Balance	$ 4,906,440
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(876,150)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 4,030,290
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (876,150)
Investments in Securities: - continued
Equities - United Kingdom
Beginning Balance	$ 7,207,158
Total Realized Gain (Loss)	(1,618,809)
Total Unrealized Gain (Loss)	(414,644)
Cost of Purchases	93,598
Proceeds of Sales	(3,057,707)
Amortization/Accretion	-
Transfers in/out of Level 3	1,114,058
Ending Balance	$ 3,323,654
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (972,035)
Equities - British Virgin Islands
Beginning Balance	$ 1,813,750
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,316,186)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	454,653
Ending Balance	$ 952,217
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (1,316,186)
Equities - Bermuda
Beginning Balance	$ 1
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(69,857)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	79,686
Ending Balance	$ 9,830
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (69,857)
Investments in Securities: - continued
Equities - Australia
Beginning Balance	$ 132
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	3
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 135
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 3
Equities - Canada
Beginning Balance	$ 487,108
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(487,046)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 62
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (487,046)
Equities - United States of America
Beginning Balance	$ 37
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	162,217
Cost of Purchases	-
Proceeds of Sales	(162,216)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 38
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 162,217
Investments in Securities: - continued
Equities - Ireland
Beginning Balance	$ 14
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 14
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -
Equities - Indonesia
Beginning Balance	$ 364,238
Total Realized Gain (Loss)	(1,622,168)
Total Unrealized Gain (Loss)	1,403,389
Cost of Purchases	-
Proceeds of Sales	(145,459)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $115,958,039 of which $28,798,938 and $87,159,101 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $35,838,183) - See accompanying schedule: Unaffiliated issuers (cost $680,296,435)	$ 686,824,457
Fidelity Central Funds (cost $59,108,258)	59,108,258
Other affiliated issuers (cost $3,630,402)	1,078,618
Total Investments (cost $743,035,095)		$ 747,011,333
Foreign currency held at value (cost $239,157)		239,157
Receivable for investments sold		14,396,357
Receivable for fund shares sold		688,112
Dividends receivable		1,471,209
Distributions receivable from Fidelity Central Funds		56,939
Prepaid expenses		4,184
Receivable from investment adviser for expense reductions		5,729
Other receivables		197,165
Total assets		764,070,185

Liabilities
Payable to custodian bank	$ 3,395,793
Payable for investments purchased Regular delivery	6,074,740
Delayed delivery	274,176
Payable for fund shares redeemed	698,915
Accrued management fee	668,483
Distribution fees payable	18,688
Other affiliated payables	200,763
Other payables and accrued expenses	166,721
Collateral on securities loaned, at value	38,075,224
Total liabilities		49,573,503

Net Assets		$ 714,496,682
Net Assets consist of:
Paid in capital		$ 824,302,786
Undistributed net investment income		3,237,964
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(117,001,443)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,957,375
Net Assets		$ 714,496,682

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,590,376 ÷ 1,017,731 shares)	$ 17.28

Maximum offering price per share (100/94.25 of $17.28)	$ 18.33
Class T: Net Asset Value and redemption price per share ($15,759,684 ÷ 919,614 shares)	$ 17.14

Maximum offering price per share (100/96.50 of $17.14)	$ 17.76
Class B: Net Asset Value and offering price per share ($3,601,498 ÷ 214,672 shares) A	$ 16.78

Class C: Net Asset Value and offering price per share ($5,814,144 ÷ 345,126 shares) A	$ 16.85

International Small Cap: Net Asset Value, offering price and redemption price per share ($669,034,563 ÷ 38,277,445 shares)	$ 17.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,696,417 ÷ 154,347 shares)	$ 17.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends (including $377,946 earned from other affiliated issuers)		$ 11,199,748
Interest		7,325
Income from Fidelity Central Funds (including $914,707 from security lending)		1,109,358
		12,316,431
Less foreign taxes withheld		(521,250)
Total income		11,795,181

Expenses
Management fee Basic fee	$ 5,010,903
Performance adjustment	1,047,261
Transfer agent fees	1,778,224
Distribution fees	186,974
Accounting and security lending fees	299,219
Custodian fees and expenses	224,325
Independent trustees' compensation	4,164
Registration fees	77,207
Audit	147,585
Legal	2,798
Miscellaneous	12,908
Total expenses before reductions	8,791,568
Expense reductions	(234,351)	8,557,217
Net investment income (loss)		3,237,964
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $223,479)	(73,860,145)
Other affiliated issuers	(5,464,127)
Foreign currency transactions	148,206
Total net realized gain (loss)		(79,176,066)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $38,875)	297,834,373
Assets and liabilities in foreign currencies	(547,303)
Total change in net unrealized appreciation (depreciation)		297,287,070
Net gain (loss)		218,111,004
Net increase (decrease) in net assets resulting from operations		$ 221,348,968

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,237,964	$ 1,587,080
Net realized gain (loss)	(79,176,066)	8,577,813
Change in net unrealized appreciation (depreciation)	297,287,070	(799,488,059)
Net increase (decrease) in net assets resulting from operations	221,348,968	(789,323,166)
Distributions to shareholders from net investment income	-	(6,293,163)
Distributions to shareholders from net realized gain	-	(288,048,226)
Total distributions	-	(294,341,389)
Share transactions - net increase (decrease)	(81,370,441)	(123,772,022)
Redemption fees	67,796	146,272
Total increase (decrease) in net assets	140,046,323	(1,207,290,305)

Net Assets
Beginning of period	574,450,359	1,781,740,664
End of period (including undistributed net investment income of $3,237,964 and $0, respectively)	$ 714,496,682	$ 574,450,359

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 31.14	$ 28.79	$ 26.69	$ 21.25
Income from Investment Operations
Net investment income (loss) C	.06	- H	.03	(.02)	.05
Net realized and unrealized gain (loss)	5.31	(14.03)	7.97	5.05	6.16
Total from investment operations	5.37	(14.03)	8.00	5.03	6.21
Distributions from net investment income	-	(.03)	-	(.05)	(.02)
Distributions from net realized gain	-	(5.18)	(5.65)	(2.89)	(.77)
Total distributions	-	(5.20) I	(5.65)	(2.94)	(.79)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.02
Net asset value, end of period	$ 17.28	$ 11.91	$ 31.14	$ 28.79	$ 26.69
Total Return A, B	45.09%	(53.35)%	33.43%	20.22%	30.16%
Ratios to Average Net Assets D, G
Expenses before reductions	1.75%	1.82%	1.53%	1.64%	1.66%
Expenses net of fee waivers, if any	1.65%	1.65%	1.53%	1.64%	1.66%
Expenses net of all reductions	1.62%	1.60%	1.49%	1.58%	1.63%
Net investment income (loss)	.41%	-% F	.10%	(.08)%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,590	$ 13,561	$ 38,585	$ 36,701	$ 34,838
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.84	$ 30.96	$ 28.64	$ 26.57	$ 21.20
Income from Investment Operations
Net investment income (loss) C	.02	(.05)	(.04)	(.09)	(.01)
Net realized and unrealized gain (loss)	5.28	(13.95)	7.93	5.03	6.12
Total from investment operations	5.30	(14.00)	7.89	4.94	6.11
Distributions from net realized gain	-	(5.12)	(5.57)	(2.88)	(.76)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.02
Net asset value, end of period	$ 17.14	$ 11.84	$ 30.96	$ 28.64	$ 26.57
Total Return A, B	44.76%	(53.46)%	33.07%	19.93%	29.72%
Ratios to Average Net Assets D, F
Expenses before reductions	2.00%	2.07%	1.77%	1.89%	1.92%
Expenses net of fee waivers, if any	1.90%	1.90%	1.77%	1.89%	1.91%
Expenses net of all reductions	1.86%	1.86%	1.73%	1.83%	1.88%
Net investment income (loss)	.16%	(.25)%	(.14)%	(.32)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,760	$ 13,493	$ 40,823	$ 41,982	$ 41,647
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.65	$ 30.49	$ 28.26	$ 26.24	$ 20.99
Income from Investment Operations
Net investment income (loss) C	(.04)	(.16)	(.18)	(.24)	(.14)
Net realized and unrealized gain (loss)	5.17	(13.73)	7.82	4.98	6.08
Total from investment operations	5.13	(13.89)	7.64	4.74	5.94
Distributions from net realized gain	-	(4.95)	(5.41)	(2.73)	(.71)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.02
Net asset value, end of period	$ 16.78	$ 11.65	$ 30.49	$ 28.26	$ 26.24
Total Return A, B	44.03%	(53.68)%	32.38%	19.28%	29.13%
Ratios to Average Net Assets D, F
Expenses before reductions	2.49%	2.58%	2.30%	2.48%	2.49%
Expenses net of fee waivers, if any	2.40%	2.40%	2.30%	2.40%	2.43%
Expenses net of all reductions	2.36%	2.36%	2.26%	2.34%	2.40%
Net investment income (loss)	(.33)%	(.75)%	(.66)%	(.84)%	(.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,601	$ 3,230	$ 10,704	$ 11,354	$ 12,783
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.70	$ 30.62	$ 28.33	$ 26.31	$ 21.04
Income from Investment Operations
Net investment income (loss) C	(.04)	(.16)	(.17)	(.23)	(.13)
Net realized and unrealized gain (loss)	5.19	(13.78)	7.85	4.99	6.10
Total from investment operations	5.15	(13.94)	7.68	4.76	5.97
Distributions from net realized gain	-	(4.98)	(5.39)	(2.75)	(.72)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.02
Net asset value, end of period	$ 16.85	$ 11.70	$ 30.62	$ 28.33	$ 26.31
Total Return A, B	44.02%	(53.67)%	32.39%	19.34%	29.22%
Ratios to Average Net Assets D, F
Expenses before reductions	2.49%	2.57%	2.26%	2.38%	2.41%
Expenses net of fee waivers, if any	2.40%	2.40%	2.26%	2.38%	2.41%
Expenses net of all reductions	2.36%	2.36%	2.22%	2.32%	2.38%
Net investment income (loss)	(.33)%	(.76)%	(.62)%	(.81)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,814	$ 5,658	$ 20,094	$ 21,335	$ 25,202
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.03	$ 31.44	$ 29.03	$ 26.89	$ 21.36
Income from Investment Operations
Net investment income (loss) B	.08	.03	.12	.08	.15
Net realized and unrealized gain (loss)	5.37	(14.14)	8.03	5.08	6.19
Total from investment operations	5.45	(14.11)	8.15	5.16	6.34
Distributions from net investment income	-	(.12)	(.07)	(.14)	(.06)
Distributions from net realized gain	-	(5.18)	(5.67)	(2.89)	(.77)
Total distributions	-	(5.30) G	(5.74)	(3.03)	(.83)
Redemption fees added to paid in capital B	- F	- F	- F	.01	.02
Net asset value, end of period	$ 17.48	$ 12.03	$ 31.44	$ 29.03	$ 26.89
Total Return A	45.30%	(53.25)%	33.82%	20.65%	30.67%
Ratios to Average Net Assets C, E
Expenses before reductions	1.48%	1.49%	1.19%	1.28%	1.28%
Expenses net of fee waivers, if any	1.48%	1.49%	1.19%	1.28%	1.28%
Expenses net of all reductions	1.44%	1.44%	1.15%	1.22%	1.25%
Net investment income (loss)	.58%	.16%	.45%	.29%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 669,035	$ 536,291	$ 1,663,761	$ 1,816,059	$ 2,090,458
Portfolio turnover rate D	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.01	$ 31.38	$ 28.99	$ 26.86	$ 21.36
Income from Investment Operations
Net investment income (loss) B	.09	.05	.12	.08	.14
Net realized and unrealized gain (loss)	5.37	(14.12)	8.01	5.07	6.18
Total from investment operations	5.46	(14.07)	8.13	5.15	6.32
Distributions from net investment income	-	(.12)	(.07)	(.14)	(.07)
Distributions from net realized gain	-	(5.18)	(5.67)	(2.89)	(.77)
Total distributions	-	(5.30) G	(5.74)	(3.03)	(.84)
Redemption fees added to paid in capital B	- F	- F	- F	.01	.02
Net asset value, end of period	$ 17.47	$ 12.01	$ 31.38	$ 28.99	$ 26.86
Total Return A	45.46%	(53.22)%	33.84%	20.65%	30.59%
Ratios to Average Net Assets C, E
Expenses before reductions	1.45%	1.49%	1.18%	1.29%	1.30%
Expenses net of fee waivers, if any	1.40%	1.40%	1.18%	1.29%	1.30%
Expenses net of all reductions	1.37%	1.35%	1.14%	1.23%	1.27%
Net investment income (loss)	.66%	.25%	.45%	.28%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,696	$ 2,217	$ 7,774	$ 9,050	$ 7,432
Portfolio turnover rate D	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The Fund was closed to most new accounts effective with the close of business on May 6, 2005 and reopened after the close of business on November 9, 2009. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 22, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 122,989,467
Gross unrealized depreciation	(134,427,862)
Net unrealized appreciation (depreciation)	$ (11,438,395)

Tax Cost	$ 758,449,728

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,609,192
Capital loss carryforward	$ (115,958,039)
Net unrealized appreciation (depreciation)	$ (11,425,193)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ -	$ 73,752,224
Long-term Capital Gains	-	220,589,165
Total	$ -	$ 294,341,389

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $451,624,506 and $514,084,177, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.04% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 36,790	$ 585
Class T	.25%	.25%	66,830	-
Class B	.75%	.25%	31,135	23,417
Class C	.75%	.25%	52,219	1,346
			$ 186,974	$ 25,348

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,859
Class T	1,174
Class B*	3,912
Class C*	48
$ 6,993

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 47,985.33
Class T	43,705.33
Class B	10,017.32
Class C	16,660.32
International Small Cap	1,653,729.30
Institutional Class	6,128.28
	$ 1,778,224

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,988 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.65%	$ 14,250
Class T	1.90%	13,466
Class B	2.40%	3,017
Class C	2.40%	4,977
Institutional Class	1.40%	1,173
		$ 36,883

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $197,315 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $153.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ -	$ 31,995
International Small Cap	-	6,232,230
Institutional Class	-	28,938
Total	$ -	$ 6,293,163
From net realized gain
Class A	$ -	$ 6,369,531
Class T	-	6,691,175
Class B	-	1,698,463
Class C	-	3,224,346
International Small Cap	-	268,816,510
Institutional Class	-	1,248,201
Total	$ -	$ 288,048,226

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	269,227	287,898	$ 3,575,375	$ 6,010,378
Reinvestment of distributions	-	249,978	-	5,921,976
Shares redeemed	(389,847)	(638,746)	(5,330,857)	(12,839,012)
Net increase (decrease)	(120,620)	(100,870)	$ (1,755,482)	$ (906,658)
Class T
Shares sold	158,075	197,388	$ 2,173,778	$ 4,233,911
Reinvestment of distributions	-	266,848	-	6,297,616
Shares redeemed	(377,899)	(643,248)	(4,876,919)	(12,848,518)
Net increase (decrease)	(219,824)	(179,012)	$ (2,703,141)	$ (2,316,991)
Class B
Shares sold	8,564	14,574	$ 108,038	$ 298,092
Reinvestment of distributions	-	66,447	-	1,549,547
Shares redeemed	(71,172)	(154,774)	(857,564)	(3,077,783)
Net increase (decrease)	(62,608)	(73,753)	$ (749,526)	$ (1,230,144)
Class C
Shares sold	21,018	42,453	$ 275,491	$ 916,236
Reinvestment of distributions	-	110,479	-	2,587,416
Shares redeemed	(159,519)	(325,478)	(1,999,518)	(6,282,310)
Net increase (decrease)	(138,501)	(172,546)	$ (1,724,027)	$ (2,778,658)
International Small Cap
Shares sold	4,989,568	6,448,356	$ 69,926,221	$ 136,000,750
Reinvestment of distributions	-	10,462,725	-	249,849,882
Shares redeemed	(11,303,255)	(25,231,805)	(144,001,202)	(501,268,909)
Net increase (decrease)	(6,313,687)	(8,320,724)	$ (74,074,981)	$ (115,418,277)
Institutional Class
Shares sold	28,026	50,432	$ 355,084	$ 1,127,368
Reinvestment of distributions	-	31,471	-	749,964
Shares redeemed	(58,235)	(145,066)	(718,368)	(2,998,626)
Net increase (decrease)	(30,209)	(63,163)	$ (363,284)	$ (1,121,294)

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Fund	12/07/09	12/04/09	$0.083	$0.34

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Small Cap (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 20% means that 80% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and Fidelity International Small Cap (retail class) ranked below its competitive median for 2008, the total expenses of Class B ranked equal to its competitive median for 2008, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

FIL Investment Advisors

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Fidelity Management & Research
(Japan) Inc.

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The Bank of New York Mellon
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The Fidelity Telephone Connection

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Automated line for quickest service

ISC-UANN-1209
1.793584.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Small Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009

Class A, Class T, Class B, and Class C are classes of Fidelity®
International Small Cap Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge) B	36.75%	5.90%	16.06%
Class T (incl. 3.50% sales charge) C	39.70%	6.12%	16.18%
Class B (incl. contingent deferred sales charge) D	39.03%	6.10%	16.18%
Class C (incl. contingent deferred sales charge) E	43.02%	6.38%	16.25%

A From May 27, 2003.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Class A, a class of the fund, on September 18, 2002, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period. The initial offering of Class A took place on May 27, 2003. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the year ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the year, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Colin Stone, Noriko Takahashi and Wilson Wong, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned 45.09%, 44.76%, 44.03% and 44.02%, respectively (excluding sales charges), versus 48.78% for the MSCI EAFE Small Cap Index. Overall, security selection in Europe hurt, while stock choices in Canada, good picks and an overweighting in Australia, and an underweighting in Japan helped. Results suffered from weak picks and an overweighting in health care, poor stock selection in industrials and energy, and a moderate cash position. Stock choices in consumer discretionary and materials helped, as did an underweighting in banks. The Japanese subportfolio slightly trailed its benchmark, hurt by insurer Sony Financial Holdings, which was sold. Homebuilder Arnest One helped. The Asia-Pacific ex Japan "sub" outperformed, aided by China's Shimao Property Holdings, which was sold. Australia's QBE Insurance - also sold - detracted. The Europe/Middle East/Africa sub underperformed. German blood-plasma products maker Biotest detracted, while Australian gold miner Centamin Egypt helped. Some holdings mentioned were out of benchmark.

Notes to shareholders: Dale Nicholls will replace Wilson Wong as Co-Manager on November 2, 2009. The fund will reopen to new accounts on November 10, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.65%
Actual		$ 1,000.00	$ 1,401.50	$ 9.99
Hypothetical A		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,400.30	$ 11.50
Hypothetical A		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,397.20	$ 14.50
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,397.20	$ 14.50
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap	1.47%
Actual		$ 1,000.00	$ 1,404.00	$ 8.91
Hypothetical A		$ 1,000.00	$ 1,017.80	$ 7.48
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,404.30	$ 8.48
Hypothetical A		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan 24.5%
United Kingdom 17.7%
Australia 11.7%
Germany 7.9%
France 6.0%
United States of America 4.5%
Netherlands 4.1%
Canada 2.7%
Cayman Islands 2.3%
Other 18.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 25.9%
United Kingdom 20.6%
France 8.2%
Australia 7.9%
Germany 6.6%
United States of America 6.3%
Netherlands 2.5%
Hong Kong 2.5%
Switzerland 2.0%
Other 17.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.3	94.6
Short-Term Investments and Net Other Assets	3.7	5.4
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JB Hi-Fi Ltd. (Australia, Specialty Retail)	1.1	0.7
HeidelbergCement AG (Germany, Construction Materials)	1.1	0.0
Goodman Group unit (Australia, Real Estate Investment Trusts)	1.1	0.0
Gemalto NV (Netherlands, Computers & Peripherals)	1.1	0.4
James Hardie Industries NV unit (Netherlands, Construction Materials)	1.0	0.8
SeLoger.com (France, Media)	0.9	1.0
Software AG (Bearer) (Germany, Software)	0.9	0.0
Seek Ltd. (Australia, Professional Services)	0.9	0.2
David Jones Ltd. (Australia, Multiline Retail)	0.9	0.5
CSR PLC (United Kingdom, Semiconductors & Semiconductor Equipment)	0.8	0.5
	9.8
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.6	17.3
Industrials	18.2	15.5
Information Technology	15.7	16.3
Financials	12.7	12.5
Materials	12.6	8.1
Health Care	9.2	14.1
Energy	4.0	6.0
Telecommunication Services	1.7	1.2
Consumer Staples	1.6	2.6
Utilities	0.9	0.8

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Australia - 11.7%
Allied Gold Ltd. (a)	2,565,540	$ 1,038,432
Allied Gold Ltd. (United Kingdom) (a)	5,115,200	2,099,534
Aristocrat Leisure Ltd.	79,852	318,679
Ausenco Ltd. (c)	338,510	1,459,039
Austal Ltd.	109,280	236,836
Australian Worldwide Exploration Ltd.	440,507	1,009,432
Billabong International Ltd.	81,170	750,791
BlueScope Steel Ltd.	1,449,245	3,839,453
carsales.com Ltd.	189,216	683,853
Centamin Egypt Ltd. (a)	2,723,203	5,454,565
Coal of Africa Ltd. (a)	2,661,019	4,325,172
David Jones Ltd. (c)	1,322,659	6,264,050
Downer EDI Ltd.	81,375	619,255
Energy Resources of Australia Ltd.	63,801	1,317,208
Goodman Group unit	14,177,712	7,599,701
Harvey Norman Holdings Ltd.	1,001,904	3,548,294
ING Industrial Fund (e)	634,773	286,674
Iress Market Technology Ltd. (c)	501,024	3,454,140
JB Hi-Fi Ltd.	424,442	7,803,036
Leighton Holdings Ltd.	38,443	1,220,384
Lend Lease Corp. Ltd.	45,915	380,469
Macquarie Group Ltd.	110,570	4,840,898
Mineral Deposits Ltd. (a)	4,038,000	3,542,596
Monto Minerals Ltd. (a)	8,206,552	135
Navitas Ltd.	1,322,105	4,399,916
Newcrest Mining Ltd.	22,153	636,571
OZ Minerals Ltd. (a)	2,675,018	2,796,260
Paladin Energy Ltd. (a)	136,133	492,353
Rio Tinto Ltd.	24,925	1,381,156
SAI Global Ltd.	1,549,389	4,794,358
SEEK Ltd.	1,190,238	6,395,855
Stockland Corp. Ltd. unit	107,523	357,065
Tianshan Goldfields Ltd. (a)	944,712	84,557
Westfield Group unit	26,183	283,574
TOTAL AUSTRALIA		83,714,291
Bailiwick of Guernsey - 0.5%
Renewable Energy Generation Ltd.	1,646,700	1,757,309
Stobart Group Ltd.	990,900	2,082,380
TOTAL BAILIWICK OF GUERNSEY		3,839,689
Common Stocks - continued
	Shares	Value
Bailiwick of Jersey - 0.1%
ACP Capital Ltd.	265,625	$ 154,817
Camco International Ltd. (a)	1,183,202	417,655
TOTAL BAILIWICK OF JERSEY		572,472
Belgium - 0.2%
EVS Broadcast Equipment SA	7,700	568,246
Hansen Transmissions International NV (a)	474,200	996,533
TOTAL BELGIUM		1,564,779
Bermuda - 2.3%
Aquarius Platinum Ltd. (Australia)	407,165	1,770,532
Dickson Concepts International Ltd.	2,584,500	1,196,254
K Wah International Holdings Ltd.	573,000	195,735
Luk Fook Holdings International Ltd.	864,000	500,671
Oakley Capital Investments Ltd. (a)	1,210,200	2,056,448
Pacific Basin Shipping Ltd.	1,389,000	1,020,791
Peace Mark Holdings Ltd. (a)	788,000	1
PureCircle Ltd. (a)(c)	148,100	510,616
Seadrill Ltd. (a)	114,300	2,387,363
Tai Fook Securities Group Ltd.	3,994,000	1,760,742
Vtech Holdings Ltd.	574,000	4,783,968
Zambezi Resources Ltd. CDI (a)	2,184,593	9,829
TOTAL BERMUDA		16,192,950
British Virgin Islands - 0.8%
Albidon Ltd. unit (a)	1,469,000	45,342
Kalahari Energy (a)(g)	1,451,000	906,875
Playtech Ltd. (c)	788,407	4,656,628
TOTAL BRITISH VIRGIN ISLANDS		5,608,845
Canada - 2.7%
AirSea Lines (a)(g)	1,893,338	28
AirSea Lines warrants 8/4/11 (a)(g)	1,862,300	27
European Goldfields Ltd. (a)	827,700	4,662,668
Pacific Rubiales Energy Corp. (a)(c)	399,400	4,857,642
Platmin Ltd. (a)	3,524,100	4,223,683
Red Back Mining, Inc. (a)	402,200	5,207,410
Rock Well Petroleum, Inc. (a)(g)	770,400	7
Starfield Resources, Inc. (a)	4,328,075	419,678
TOTAL CANADA		19,371,143
Cayman Islands - 2.3%
AAC Acoustic Technology Holdings, Inc.	910,000	1,141,550
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
China Shanshui Cement Group Ltd.	370,000	$ 264,211
China Shineway Pharmaceutical Group Ltd.	380,000	530,843
Eagle Nice (International) Holdings Ltd.	5,012,000	1,710,866
Haitian International Holdings Ltd.	1,001,000	444,109
JA Solar Holdings Co. Ltd. ADR (a)	91,300	349,679
Kingboard Laminates Holdings Ltd.	1,073,500	750,799
Marwyn Value Investors II Ltd. (a)	1,846,800	1,804,085
Orchid Developments Group Ltd. (a)	1,211,000	884,758
Pacific Textile Holdings Ltd.	4,958,000	2,437,720
Perfect World Co. Ltd. sponsored ADR Class B (a)	11,000	484,110
Stella International Holdings Ltd.	134,000	254,200
Wuxi Pharmatech Cayman, Inc. sponsored ADR (a)	47,100	604,293
Xingda International Holdings Ltd.	4,850,000	2,401,638
Xinyi Glass Holdings Co. Ltd.	1,350,000	1,062,425
Yip's Chemical Holdings Ltd.	2,112,000	1,464,621
TOTAL CAYMAN ISLANDS		16,589,907
China - 0.9%
51job, Inc. sponsored ADR (a)	10,000	149,000
Baidu.com, Inc. sponsored ADR (a)	1,500	566,880
Nine Dragons Paper (Holdings) Ltd.	312,000	445,898
Shandong Chenming Paper Holdings Ltd. (B Shares)	1,620,900	1,130,163
Shenzhou International Group Holdings Ltd.	1,224,000	1,305,314
Weiqiao Textile Co. Ltd. (H Shares)	3,952,000	2,757,480
TOTAL CHINA		6,354,735
Cyprus - 0.9%
Buried Hill Energy (Cyprus) PCL (a)(g)	1,947,000	4,030,290
Mirland Development Corp. PLC (a)	758,000	2,056,510
TOTAL CYPRUS		6,086,800
Denmark - 1.2%
DSV de Sammensluttede Vognmaend AS (a)	239,000	3,747,222
Genmab AS (a)(c)	13,800	362,885
Vestas Wind Systems AS (a)	61,909	4,388,148
TOTAL DENMARK		8,498,255
Egypt - 0.2%
Talaat Moustafa Group Holding (a)	1,159,060	1,545,978
Common Stocks - continued
	Shares	Value
Finland - 0.9%
Nokian Tyres PLC	190,740	$ 4,081,137
Talvivaara Mining Co. PLC (a)(c)	460,800	2,715,984
TOTAL FINLAND		6,797,121
France - 6.0%
Altamir Amboise (a)	266,400	1,999,307
April Group	72,100	2,705,518
Audika SA	67,200	2,145,873
Delachaux SA	59,387	4,107,374
Devoteam SA	40,400	1,128,967
Faiveley SA	21,935	1,823,732
Iliad Group SA	44,967	4,876,817
Laurent-Perrier Group	8,460	675,749
LeGuide.com SA (a)	82,800	2,132,276
Maisons France Confort	41,100	1,428,554
Meetic (a)	189,000	5,548,553
Nexity	59,900	2,237,142
Sartorius Stedim Biotech	53,500	2,318,537
SeLoger.com (a)(c)	188,800	6,623,435
SR Teleperformance SA	93,500	3,010,468
TOTAL FRANCE		42,762,302
Germany - 7.6%
CompuGROUP Holding AG (a)	124,600	1,536,516
CTS Eventim AG	111,318	5,590,835
Delticom AG	136,500	4,507,446
Drillisch AG (a)	663,300	4,216,662
ElringKlinger AG	183,200	3,666,396
Freenet AG (a)	154,200	2,035,410
HeidelbergCement AG	129,366	7,753,711
KROMI Logistik AG (a)	114,200	1,319,200
Lanxess AG	117,550	3,689,678
Rational AG (c)	18,820	2,645,108
SMA Solar Technology AG	30,100	2,887,503
Software AG (Bearer)	72,800	6,487,723
STRATEC Biomedical Systems AG (c)	38,810	1,241,019
United Internet AG (a)	221,090	2,882,557
Wacker Chemie AG	2,700	388,895
Wirecard AG	254,669	3,316,610
TOTAL GERMANY		54,165,269
Common Stocks - continued
	Shares	Value
Greece - 0.4%
Babis Vovos International Technical SA (a)	149,200	$ 1,115,341
Jumbo SA	145,300	1,825,990
TOTAL GREECE		2,941,331
Hong Kong - 1.7%
Chen Hsong Holdings Ltd.	1,324,000	382,902
Chow Sang Sang Holdings International Ltd.	206,000	204,114
Dah Sing Financial Holdings Ltd. (a)	110,800	625,560
Midland Holdings Ltd.	5,196,000	4,429,539
Poly (Hong Kong) Investments Ltd.	504,000	576,062
Sa Sa International Holdings Ltd.	1,200,000	596,728
Shun Tak Holdings Ltd. (c)	3,034,000	2,040,974
Singamas Container Holdings Ltd.	4,708,000	893,519
Techtronic Industries Co. Ltd.	943,500	757,929
Texwinca Holdings Ltd.	1,742,000	1,478,057
TOTAL HONG KONG		11,985,384
India - 0.3%
Housing Development and Infrastructure Ltd. (a)	86,415	572,774
Indiabulls Real Estate Ltd. (a)	145,661	762,613
Tata Steel Ltd.	51,815	512,548
TOTAL INDIA		1,847,935
Ireland - 0.3%
Kenmare Resources PLC warrants 12/31/09 (a)	1,712,500	161,666
Petroceltic International PLC (a)	8,825,100	2,318,248
Vimio PLC (a)	867,300	14
TOTAL IRELAND		2,479,928
Isle of Man - 0.5%
IBS Group Holding Ltd. GDR (Reg. S) (a)	317,700	3,277,255
Nviro Cleantech PLC (a)	2,175,000	276,746
TOTAL ISLE OF MAN		3,554,001
Italy - 0.8%
Seldovia Native Association, Inc. (SNAI) (a)(c)	300,990	1,405,170
Tod's SpA	58,003	4,004,824
TOTAL ITALY		5,409,994
Japan - 24.5%
ABC-Mart, Inc.	35,900	1,040,559
Aioi Insurance Co. Ltd.	251,000	1,105,061
Air Water, Inc.	239,000	2,817,201
Common Stocks - continued
	Shares	Value
Japan - continued
Airport Facilities Co. Ltd.	168,800	$ 996,723
Aozora Bank Ltd. (a)	714,000	844,249
ARCS Co. Ltd.	116,000	1,704,196
Arnest One Corp.	130,500	1,502,075
Asahi Intecc Co. Ltd.	140,300	2,270,090
ASKUL Corp. (c)	80,000	1,570,941
Bank of Kyoto Ltd.	184,000	1,669,768
Benesse Corp.	34,000	1,499,250
C. Uyemura & Co. Ltd.	11,000	459,995
Central Glass Co. Ltd.	596,000	2,400,741
Chiba Bank Ltd.	172,000	1,060,765
Chiyoda Corp.	261,000	1,899,188
Create SD Holdings Co. Ltd.	48,200	1,104,731
Culture Convenience Club Co. Ltd. (c)	235,100	1,447,214
Dai-ichi Seiko Co. Ltd.	24,100	1,178,519
Daicel Chemical Industries Ltd.	427,000	2,578,678
Daido Steel Co. Ltd.	192,000	653,525
Daihen Corp.	428,000	1,491,414
Daiseki Co. Ltd. (c)	61,030	1,199,374
Don Quijote Co. Ltd.	79,600	2,127,404
eAccess Ltd.	1,489	1,044,389
EPS Co. Ltd.	347	1,391,344
Exedy Corp.	87,800	1,805,441
Ferrotec Corp.	133,600	1,481,254
FreeBit Co., Ltd.	119	558,659
Fuji Oil Co. Ltd.	157,900	2,383,812
Fujikura Ltd.	164,000	790,786
Furukawa Electric Co. Ltd.	258,000	978,517
Furuya Metal Co. Ltd.	12,900	1,556,221
Hitachi Transport System Ltd.	123,900	1,625,262
Hoshizaki Electric Co. Ltd.	67,500	960,102
Ibiden Co. Ltd.	84,200	3,014,739
Inpex Corp.	200	1,633,354
Isetan Mitsukoshi Holdings Ltd.	54,200	519,473
Isuzu Motors Ltd.	319,000	674,516
Itochu Corp.	302,000	1,908,983
Japan Communications, Inc. (a)	3,083	339,241
Japan Wind Development Co. Ltd. (c)	131	513,040
Joyo Bank Ltd.	205,000	901,898
JP-Holdings, Inc. (c)	73,700	1,351,605
JTEKT Corp.	163,600	1,728,343
K'S Denki Corp.	30,500	988,485
Common Stocks - continued
	Shares	Value
Japan - continued
Kakaku.com, Inc.	476	$ 1,740,681
Kandenko Co. Ltd.	155,000	956,029
Kansai Paint Co. Ltd.	112,000	947,769
Kenedix Realty Investment Corp.	453	1,299,232
Kenedix, Inc. (a)	1,891	718,687
Kimoto Co. Ltd.	171,100	1,690,533
Kinki Sharyo Co. Ltd.	142,000	1,190,857
Koito Manufacturing Co. Ltd.	79,000	1,132,555
KOMERI Co. Ltd.	86,400	2,388,122
Kuraray Co. Ltd.	213,500	2,204,169
Maeda Corp.	210,000	577,541
Marui Group Co. Ltd.	116,000	666,392
McDonald's Holdings Co. (Japan) Ltd.	129,200	2,611,924
Meiko Electronics Co. Ltd.	76,800	1,495,779
Message Co. Ltd.	412	770,351
Mitsubishi Materials Corp.	534,000	1,408,179
Mitsubishi UFJ Lease & Finance Co. Ltd.	72,270	2,152,740
Mitsui Chemicals, Inc.	359,000	1,232,991
Mitsumi Electric Co. Ltd.	50,700	1,022,790
mixi, Inc. (a)(c)	186	1,518,179
Mobilephone Telecommunications International Ltd. (c)	859	2,037,849
Nabtesco Corp.	156,000	1,796,127
Nagaileben Co. Ltd.	7,400	162,778
NGK Insulators Ltd.	92,000	2,063,672
NHK Spring Co. Ltd.	142,000	1,108,795
Nichi-iko Pharmaceutical Co. Ltd.	48,900	1,454,719
Nichicon Corp.	125,400	1,253,644
Nihon M&A Center, Inc. (c)	429	1,910,291
Nihon Nohyaku Co. Ltd. (c)	187,000	1,189,031
Nippon Electric Glass Co. Ltd.	99,000	1,066,077
Nippon Signal Co. Ltd.	137,600	1,244,483
Nissay Dowa General Insurance Co. Ltd.	238,000	1,056,433
Nissin Kogyo Co. Ltd.	116,800	1,738,212
Nitta Corp.	35,200	513,623
NOF Corp.	194,000	879,939
Nomura Real Estate Residential Fund, Inc. (c)	288	1,363,054
NTT Urban Development Co.	1,685	1,353,704
Park24 Co. Ltd. (c)	134,800	1,503,673
Pigeon Corp.	39,100	1,516,070
Point, Inc.	23,550	1,392,157
Risa Partners, Inc. (c)	1,678	1,321,400
Rohto Pharmaceutical Co. Ltd.	70,000	895,173
Common Stocks - continued
	Shares	Value
Japan - continued
Roland DG Corp.	13,300	$ 174,443
Saizeriya Co. Ltd. (c)	58,000	1,119,078
Sankyu, Inc.	608,000	2,666,206
Santen Pharmaceutical Co. Ltd.	66,200	2,271,490
Sato Corp.	62,800	764,535
Sega Sammy Holdings, Inc.	202,900	2,881,023
Sekisui Chemical Co. Ltd.	304,000	1,838,858
Seven Bank Ltd.	467	1,140,912
Shimadzu Corp. (c)	169,000	1,170,426
Shin Nippon Biomedical Laboratories Ltd. (c)	130,200	978,435
Shin-Kobe Electric Machinery Co. Ltd. (c)	168,000	2,060,329
Shinsei Bank Ltd. (a)(c)	355,000	463,152
SHO-BOND Holdings Co. Ltd.	120,900	2,114,749
SKY Perfect JSAT Holdings, Inc.	2,615	1,195,798
So-net M3, Inc. (c)	415	1,423,676
SRI Sports Ltd.	918	842,885
Stanley Electric Co. Ltd.	103,800	2,032,571
Start Today Co. Ltd.	1,224	2,431,322
Sumitomo Rubber Industries Ltd.	192,300	1,772,785
Sumitomo Trust & Banking Co. Ltd.	320,000	1,691,196
Sysmex Corp.	39,700	1,774,146
Taiko Pharmaceutical Co. Ltd. (c)	17,100	682,968
Takata Corp.	84,000	1,567,374
Takeei Corp.	87,100	1,192,222
The Suruga Bank Ltd.	221,000	1,996,793
Tocalo Co. Ltd.	57,200	928,914
Tokyo Gas Co., Ltd.	140,000	554,632
Tokyo Ohka Kogyo Co. Ltd.	100,000	1,926,762
Towa Corp. (a)(c)	180,700	1,332,377
Toyo Suisan Kaisha Ltd.	44,000	1,151,408
Toyo Tanso Co. Ltd.	17,900	884,830
Toyota Boshoku Corp.	44,300	923,632
Tsumura & Co.	46,800	1,610,545
Unicharm Petcare Corp.	54,800	1,936,680
Weathernews, Inc. (c)	34,500	452,243
Works Applications Co. Ltd.	1,713	1,014,506
Yamatake Corp.	118,700	2,506,877
Yamato Kogyo Co. Ltd.	59,000	1,770,685
Yokogawa Bridge Holdings Corp.	100,000	845,397
TOTAL JAPAN		175,404,389
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
GlobeOp Financial Services SA	635,085	$ 2,007,164
Netherlands - 4.1%
Brunel International NV	109,900	3,112,366
Gemalto NV (a)	177,502	7,492,610
James Hardie Industries NV unit (a)	1,145,041	7,254,800
QIAGEN NV (a)	258,700	5,367,729
SMARTRAC NV (a)(c)	96,200	1,663,367
Wavin NV (c)	2,109,000	4,369,727
TOTAL NETHERLANDS		29,260,599
Norway - 1.6%
IMAREX NOS ASA (a)	145,200	1,318,594
Renewable Energy Corp. AS (a)(c)	711,695	4,273,078
Schibsted ASA (B Shares) (a)(c)	274,200	4,522,832
Sevan Marine ASA (a)	1,000,000	1,622,396
TOTAL NORWAY		11,736,900
Singapore - 0.2%
Wing Tai Holdings Ltd.	1,324,000	1,549,543
Spain - 1.3%
EDP Renovaveis SA (a)	332,408	3,316,471
Laboratorios Farmaceuticos ROVI SA	131,000	1,482,425
Vueling Airlines SA (a)	229,100	4,153,468
TOTAL SPAIN		8,952,364
Sweden - 0.9%
Countermine Technologies AB warrants 3/1/10 (a)	1,085,197	7
Elekta AB (B Shares) (c)	244,000	4,598,835
Modern Times Group MTG AB (B Shares)	43,900	1,903,751
XCounter AB (a)	1,108,000	118,242
TOTAL SWEDEN		6,620,835
Switzerland - 2.1%
Actelion Ltd. (Reg.) (a)	75,913	4,191,084
Basilea Pharmaceutica AG (a)	9,770	809,327
Lonza Group AG	37,493	2,921,319
Panalpina Welttransport Holding AG	50,690	3,556,846
VZ Holding AG	42,040	3,236,683
TOTAL SWITZERLAND		14,715,259
Thailand - 0.1%
Supalai PCL (For. Reg.)	2,857,300	470,445
Common Stocks - continued
	Shares	Value
United Kingdom - 17.7%
Abcam PLC	303,600	$ 4,660,512
Aberdeen Asset Management PLC	1,308,085	2,839,146
Antisoma PLC (a)	2,154,900	1,326,718
Appian Technology PLC warrants 7/11/09 (a)(g)	479,045	8
Asset Realisation Co. PLC (a)	340,000	11,164
Axis Shield PLC (a)	430,200	2,980,596
Big Yellow Group PLC (a)	486,200	3,119,534
Blinkx PLC (a)	2,063,000	711,277
Bond International Software PLC	583,666	761,819
Cadogan Petroleum PLC (a)	1,406,300	484,861
Centurion Electronics PLC (a)(d)	748,299	12
Ceres Power Holdings PLC (a)	430,000	1,249,574
China Goldmines PLC (a)	669,353	164,842
Connaught PLC	436,100	2,899,755
Conygar Investment Co. PLC (a)	2,250,800	4,212,714
Corac Group PLC (a)	3,306,704	2,049,427
Cove Energy PLC (a)	3,942,100	1,472,412
Craneware PLC	792,600	4,443,908
CSR PLC (a)	827,772	6,072,173
Datacash Group PLC	1,164,880	3,930,187
European Nickel PLC (a)	5,837,800	903,818
Evolution Group PLC	1,572,900	4,260,939
Faroe Petroleum PLC (a)	262,500	553,800
GoIndustry-DoveBid PLC (a)	2,258,900	82,703
Hays PLC	1,999,643	3,214,071
Icap PLC	236,300	1,578,210
Ideal Shopping Direct PLC	234,592	414,040
IG Group Holdings PLC	1,113,751	5,518,583
Inchcape PLC (a)	7,501,506	3,614,738
Inova Holding PLC (a)	1,443,461	24
Intec Telecom Systems PLC (a)	1,572,868	2,814,745
Jubilee Platinum PLC (a)	1,657,843	864,186
Keronite PLC (a)(g)	13,620,267	111,809
Landround PLC warrants 12/11/09 (a)(g)	166,666	3
Max Petroleum PLC (a)	2,509,220	731,236
Michael Page International PLC	249,992	1,322,017
Mothercare PLC	345,900	3,271,096
NCC Group Ltd.	229,815	1,507,355
Northgate PLC	478,700	1,722,758
Powerleague Group PLC	786,200	677,661
Pureprofile Media PLC (a)(g)	1,108,572	455,013
Redhall Group PLC	519,600	1,066,349
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Regenersis PLC (a)	1,367,300	$ 1,245,882
Royalblue Group PLC	186,242	3,653,977
Salamander Energy PLC (a)(c)	673,800	2,712,512
SDL PLC (a)	689,062	4,570,460
Serco Group PLC	411,451	3,414,755
Silverdell PLC (a)	4,958,000	834,355
Sinclair Pharma PLC (a)	1,888,371	1,108,367
Sphere Medical Holding PLC (a)(g)	420,000	1,172,245
SR Pharma PLC (a)	2,861,900	1,162,920
Sthree PLC	307,109	1,268,596
Synergy Health PLC	358,307	3,567,848
Ted Baker PLC	31,500	212,038
Telecity Group PLC (a)	487,100	2,679,065
TMO Biotec (a)(g)	1,000,000	410,450
Travis Perkins PLC	239,500	2,968,744
Unite Group PLC	470,220	2,053,539
Valiant Petroleum PLC (a)(c)	146,600	1,636,678
Wellstream Holdings PLC	212,900	1,789,641
William Hill PLC	1,255,035	3,461,668
Xchanging PLC	1,427,100	5,229,605
York Pharma PLC (a)	392,500	6
YouGov PLC (a)	1,596,854	1,337,075
Zenergy Power PLC (a)	651,780	1,460,676
ZincOx Resources PLC (a)	350,800	345,566
TOTAL UNITED KINGDOM		126,372,461
United States of America - 0.8%
CTC Media, Inc. (a)	357,400	5,746,992
Cyberview Technology, Inc. (a)	996,527	16
Frontera Resources Corp. (a)	1,157,200	256,485
TyraTech, Inc. (a)	129,600	40,428
XL TechGroup, Inc. (a)	1,329,250	22
TOTAL UNITED STATES OF AMERICA		6,043,943
TOTAL COMMON STOCKS (Cost $678,112,478)		685,017,011
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
Biotest AG (non-vtg.) (Cost $2,508,093)	30,031	1,807,458
Investment Companies - 0.1%
	Shares	Value
Bailiwick of Guernsey - 0.1%
Brookwell Ltd. (d) (Cost $3,306,266)	1,132,699	$ 1,078,606
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 0.20% (f)	21,033,034	21,033,034
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(f)	38,075,224	38,075,224
TOTAL MONEY MARKET FUNDS (Cost $59,108,258)		59,108,258
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $743,035,095)		747,011,333
NET OTHER ASSETS - (4.6)%		(32,514,651)
NET ASSETS - 100%		$ 714,496,682
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,086,755 or 1.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines:	8/4/06	$ 1,199,182
warrants 8/4/11	8/4/06	$ 2
Appian Technology PLC warrants 7/11/09	2/18/05	$ 3
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Security	Acquisition Date	Acquisition Cost
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
Landround PLC warrants 12/11/09	12/12/06	$ 0
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
Sphere Medical Holding PLC	8/27/08	$ 1,310,083
TMO Biotec	10/27/05	$ 535,065
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 194,651
Fidelity Securities Lending Cash Central Fund	914,707
Total	$ 1,109,358
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Brookwell Ltd.	$ 1,450,926	$ 166,500	$ 280,008	$ 377,946	$ 1,078,606
Centurion Electronics PLC	12	-	-	-	12
CustomVis PLC	200,922	-	32,772	-	-
Cyberview Technology, Inc.	16	-	-	-	-
Teleunit SpA	457,711	-	52,094	-	-
Total	$ 2,109,587	$ 166,500	$ 364,874	$ 377,946	$ 1,078,618
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 175,404,389	$ -	$ 175,404,389	$ -
United Kingdom	126,372,461	123,048,807	-	3,323,654
Australia	83,714,291	15,421,867	68,292,289	135
Germany	55,972,727	55,972,727	-	-
France	42,762,302	42,762,302	-	-
Netherlands	29,260,599	22,005,799	7,254,800	-
Canada	19,371,143	19,371,081	-	62
Cayman Islands	16,589,907	4,126,925	12,462,982	-
Bermuda	16,192,950	4,954,427	11,228,693	9,830
Cyprus	6,086,800	2,056,510	-	4,030,290
United States of America	6,043,943	6,043,905	-	38
British Virgin Islands	5,608,845	4,656,628	-	952,217
Ireland	2,479,928	2,479,914	-	14
Other	100,964,184	72,969,429	27,994,755	-
Investment Companies	1,078,606	1,078,606	-	-
Money Market Funds	59,108,258	59,108,258	-	-
Total Investments in Securities:	$ 747,011,333	$ 436,057,185	$ 302,637,908	$ 8,316,240
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Cyprus
Beginning Balance	$ 4,906,440
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(876,150)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 4,030,290
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (876,150)
Investments in Securities: - continued
Equities - United Kingdom
Beginning Balance	$ 7,207,158
Total Realized Gain (Loss)	(1,618,809)
Total Unrealized Gain (Loss)	(414,644)
Cost of Purchases	93,598
Proceeds of Sales	(3,057,707)
Amortization/Accretion	-
Transfers in/out of Level 3	1,114,058
Ending Balance	$ 3,323,654
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (972,035)
Equities - British Virgin Islands
Beginning Balance	$ 1,813,750
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,316,186)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	454,653
Ending Balance	$ 952,217
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (1,316,186)
Equities - Bermuda
Beginning Balance	$ 1
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(69,857)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	79,686
Ending Balance	$ 9,830
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (69,857)
Investments in Securities: - continued
Equities - Australia
Beginning Balance	$ 132
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	3
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 135
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 3
Equities - Canada
Beginning Balance	$ 487,108
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(487,046)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 62
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (487,046)
Equities - United States of America
Beginning Balance	$ 37
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	162,217
Cost of Purchases	-
Proceeds of Sales	(162,216)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 38
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 162,217
Investments in Securities: - continued
Equities - Ireland
Beginning Balance	$ 14
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 14
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -
Equities - Indonesia
Beginning Balance	$ 364,238
Total Realized Gain (Loss)	(1,622,168)
Total Unrealized Gain (Loss)	1,403,389
Cost of Purchases	-
Proceeds of Sales	(145,459)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $115,958,039 of which $28,798,938 and $87,159,101 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $35,838,183) - See accompanying schedule: Unaffiliated issuers (cost $680,296,435)	$ 686,824,457
Fidelity Central Funds (cost $59,108,258)	59,108,258
Other affiliated issuers (cost $3,630,402)	1,078,618
Total Investments (cost $743,035,095)		$ 747,011,333
Foreign currency held at value (cost $239,157)		239,157
Receivable for investments sold		14,396,357
Receivable for fund shares sold		688,112
Dividends receivable		1,471,209
Distributions receivable from Fidelity Central Funds		56,939
Prepaid expenses		4,184
Receivable from investment adviser for expense reductions		5,729
Other receivables		197,165
Total assets		764,070,185

Liabilities
Payable to custodian bank	$ 3,395,793
Payable for investments purchased Regular delivery	6,074,740
Delayed delivery	274,176
Payable for fund shares redeemed	698,915
Accrued management fee	668,483
Distribution fees payable	18,688
Other affiliated payables	200,763
Other payables and accrued expenses	166,721
Collateral on securities loaned, at value	38,075,224
Total liabilities		49,573,503

Net Assets		$ 714,496,682
Net Assets consist of:
Paid in capital		$ 824,302,786
Undistributed net investment income		3,237,964
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(117,001,443)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,957,375
Net Assets		$ 714,496,682

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,590,376 ÷ 1,017,731 shares)	$ 17.28

Maximum offering price per share (100/94.25 of $17.28)	$ 18.33
Class T: Net Asset Value and redemption price per share ($15,759,684 ÷ 919,614 shares)	$ 17.14

Maximum offering price per share (100/96.50 of $17.14)	$ 17.76
Class B: Net Asset Value and offering price per share ($3,601,498 ÷ 214,672 shares) A	$ 16.78

Class C: Net Asset Value and offering price per share ($5,814,144 ÷ 345,126 shares) A	$ 16.85

International Small Cap: Net Asset Value, offering price and redemption price per share ($669,034,563 ÷ 38,277,445 shares)	$ 17.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,696,417 ÷ 154,347 shares)	$ 17.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends (including $377,946 earned from other affiliated issuers)		$ 11,199,748
Interest		7,325
Income from Fidelity Central Funds (including $914,707 from security lending)		1,109,358
		12,316,431
Less foreign taxes withheld		(521,250)
Total income		11,795,181

Expenses
Management fee Basic fee	$ 5,010,903
Performance adjustment	1,047,261
Transfer agent fees	1,778,224
Distribution fees	186,974
Accounting and security lending fees	299,219
Custodian fees and expenses	224,325
Independent trustees' compensation	4,164
Registration fees	77,207
Audit	147,585
Legal	2,798
Miscellaneous	12,908
Total expenses before reductions	8,791,568
Expense reductions	(234,351)	8,557,217
Net investment income (loss)		3,237,964
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $223,479)	(73,860,145)
Other affiliated issuers	(5,464,127)
Foreign currency transactions	148,206
Total net realized gain (loss)		(79,176,066)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $38,875)	297,834,373
Assets and liabilities in foreign currencies	(547,303)
Total change in net unrealized appreciation (depreciation)		297,287,070
Net gain (loss)		218,111,004
Net increase (decrease) in net assets resulting from operations		$ 221,348,968

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,237,964	$ 1,587,080
Net realized gain (loss)	(79,176,066)	8,577,813
Change in net unrealized appreciation (depreciation)	297,287,070	(799,488,059)
Net increase (decrease) in net assets resulting from operations	221,348,968	(789,323,166)
Distributions to shareholders from net investment income	-	(6,293,163)
Distributions to shareholders from net realized gain	-	(288,048,226)
Total distributions	-	(294,341,389)
Share transactions - net increase (decrease)	(81,370,441)	(123,772,022)
Redemption fees	67,796	146,272
Total increase (decrease) in net assets	140,046,323	(1,207,290,305)

Net Assets
Beginning of period	574,450,359	1,781,740,664
End of period (including undistributed net investment income of $3,237,964 and $0, respectively)	$ 714,496,682	$ 574,450,359

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 31.14	$ 28.79	$ 26.69	$ 21.25
Income from Investment Operations
Net investment income (loss) C	.06	- H	.03	(.02)	.05
Net realized and unrealized gain (loss)	5.31	(14.03)	7.97	5.05	6.16
Total from investment operations	5.37	(14.03)	8.00	5.03	6.21
Distributions from net investment income	-	(.03)	-	(.05)	(.02)
Distributions from net realized gain	-	(5.18)	(5.65)	(2.89)	(.77)
Total distributions	-	(5.20) I	(5.65)	(2.94)	(.79)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.02
Net asset value, end of period	$ 17.28	$ 11.91	$ 31.14	$ 28.79	$ 26.69
Total Return A, B	45.09%	(53.35)%	33.43%	20.22%	30.16%
Ratios to Average Net Assets D, G
Expenses before reductions	1.75%	1.82%	1.53%	1.64%	1.66%
Expenses net of fee waivers, if any	1.65%	1.65%	1.53%	1.64%	1.66%
Expenses net of all reductions	1.62%	1.60%	1.49%	1.58%	1.63%
Net investment income (loss)	.41%	-% F	.10%	(.08)%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,590	$ 13,561	$ 38,585	$ 36,701	$ 34,838
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.84	$ 30.96	$ 28.64	$ 26.57	$ 21.20
Income from Investment Operations
Net investment income (loss) C	.02	(.05)	(.04)	(.09)	(.01)
Net realized and unrealized gain (loss)	5.28	(13.95)	7.93	5.03	6.12
Total from investment operations	5.30	(14.00)	7.89	4.94	6.11
Distributions from net realized gain	-	(5.12)	(5.57)	(2.88)	(.76)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.02
Net asset value, end of period	$ 17.14	$ 11.84	$ 30.96	$ 28.64	$ 26.57
Total Return A, B	44.76%	(53.46)%	33.07%	19.93%	29.72%
Ratios to Average Net Assets D, F
Expenses before reductions	2.00%	2.07%	1.77%	1.89%	1.92%
Expenses net of fee waivers, if any	1.90%	1.90%	1.77%	1.89%	1.91%
Expenses net of all reductions	1.86%	1.86%	1.73%	1.83%	1.88%
Net investment income (loss)	.16%	(.25)%	(.14)%	(.32)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,760	$ 13,493	$ 40,823	$ 41,982	$ 41,647
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.65	$ 30.49	$ 28.26	$ 26.24	$ 20.99
Income from Investment Operations
Net investment income (loss) C	(.04)	(.16)	(.18)	(.24)	(.14)
Net realized and unrealized gain (loss)	5.17	(13.73)	7.82	4.98	6.08
Total from investment operations	5.13	(13.89)	7.64	4.74	5.94
Distributions from net realized gain	-	(4.95)	(5.41)	(2.73)	(.71)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.02
Net asset value, end of period	$ 16.78	$ 11.65	$ 30.49	$ 28.26	$ 26.24
Total Return A, B	44.03%	(53.68)%	32.38%	19.28%	29.13%
Ratios to Average Net Assets D, F
Expenses before reductions	2.49%	2.58%	2.30%	2.48%	2.49%
Expenses net of fee waivers, if any	2.40%	2.40%	2.30%	2.40%	2.43%
Expenses net of all reductions	2.36%	2.36%	2.26%	2.34%	2.40%
Net investment income (loss)	(.33)%	(.75)%	(.66)%	(.84)%	(.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,601	$ 3,230	$ 10,704	$ 11,354	$ 12,783
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.70	$ 30.62	$ 28.33	$ 26.31	$ 21.04
Income from Investment Operations
Net investment income (loss) C	(.04)	(.16)	(.17)	(.23)	(.13)
Net realized and unrealized gain (loss)	5.19	(13.78)	7.85	4.99	6.10
Total from investment operations	5.15	(13.94)	7.68	4.76	5.97
Distributions from net realized gain	-	(4.98)	(5.39)	(2.75)	(.72)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.02
Net asset value, end of period	$ 16.85	$ 11.70	$ 30.62	$ 28.33	$ 26.31
Total Return A, B	44.02%	(53.67)%	32.39%	19.34%	29.22%
Ratios to Average Net Assets D, F
Expenses before reductions	2.49%	2.57%	2.26%	2.38%	2.41%
Expenses net of fee waivers, if any	2.40%	2.40%	2.26%	2.38%	2.41%
Expenses net of all reductions	2.36%	2.36%	2.22%	2.32%	2.38%
Net investment income (loss)	(.33)%	(.76)%	(.62)%	(.81)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,814	$ 5,658	$ 20,094	$ 21,335	$ 25,202
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.03	$ 31.44	$ 29.03	$ 26.89	$ 21.36
Income from Investment Operations
Net investment income (loss) B	.08	.03	.12	.08	.15
Net realized and unrealized gain (loss)	5.37	(14.14)	8.03	5.08	6.19
Total from investment operations	5.45	(14.11)	8.15	5.16	6.34
Distributions from net investment income	-	(.12)	(.07)	(.14)	(.06)
Distributions from net realized gain	-	(5.18)	(5.67)	(2.89)	(.77)
Total distributions	-	(5.30) G	(5.74)	(3.03)	(.83)
Redemption fees added to paid in capital B	- F	- F	- F	.01	.02
Net asset value, end of period	$ 17.48	$ 12.03	$ 31.44	$ 29.03	$ 26.89
Total Return A	45.30%	(53.25)%	33.82%	20.65%	30.67%
Ratios to Average Net Assets C, E
Expenses before reductions	1.48%	1.49%	1.19%	1.28%	1.28%
Expenses net of fee waivers, if any	1.48%	1.49%	1.19%	1.28%	1.28%
Expenses net of all reductions	1.44%	1.44%	1.15%	1.22%	1.25%
Net investment income (loss)	.58%	.16%	.45%	.29%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 669,035	$ 536,291	$ 1,663,761	$ 1,816,059	$ 2,090,458
Portfolio turnover rate D	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.01	$ 31.38	$ 28.99	$ 26.86	$ 21.36
Income from Investment Operations
Net investment income (loss) B	.09	.05	.12	.08	.14
Net realized and unrealized gain (loss)	5.37	(14.12)	8.01	5.07	6.18
Total from investment operations	5.46	(14.07)	8.13	5.15	6.32
Distributions from net investment income	-	(.12)	(.07)	(.14)	(.07)
Distributions from net realized gain	-	(5.18)	(5.67)	(2.89)	(.77)
Total distributions	-	(5.30) G	(5.74)	(3.03)	(.84)
Redemption fees added to paid in capital B	- F	- F	- F	.01	.02
Net asset value, end of period	$ 17.47	$ 12.01	$ 31.38	$ 28.99	$ 26.86
Total Return A	45.46%	(53.22)%	33.84%	20.65%	30.59%
Ratios to Average Net Assets C, E
Expenses before reductions	1.45%	1.49%	1.18%	1.29%	1.30%
Expenses net of fee waivers, if any	1.40%	1.40%	1.18%	1.29%	1.30%
Expenses net of all reductions	1.37%	1.35%	1.14%	1.23%	1.27%
Net investment income (loss)	.66%	.25%	.45%	.28%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,696	$ 2,217	$ 7,774	$ 9,050	$ 7,432
Portfolio turnover rate D	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The Fund was closed to most new accounts effective with the close of business on May 6, 2005 and reopened after the close of business on November 9, 2009. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 22, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 122,989,467
Gross unrealized depreciation	(134,427,862)
Net unrealized appreciation (depreciation)	$ (11,438,395)

Tax Cost	$ 758,449,728

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,609,192
Capital loss carryforward	$ (115,958,039)
Net unrealized appreciation (depreciation)	$ (11,425,193)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ -	$ 73,752,224
Long-term Capital Gains	-	220,589,165
Total	$ -	$ 294,341,389

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $451,624,506 and $514,084,177, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.04% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 36,790	$ 585
Class T	.25%	.25%	66,830	-
Class B	.75%	.25%	31,135	23,417
Class C	.75%	.25%	52,219	1,346
			$ 186,974	$ 25,348

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,859
Class T	1,174
Class B*	3,912
Class C*	48
$ 6,993

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 47,985.33
Class T	43,705.33
Class B	10,017.32
Class C	16,660.32
International Small Cap	1,653,729.30
Institutional Class	6,128.28
	$ 1,778,224

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,988 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.65%	$ 14,250
Class T	1.90%	13,466
Class B	2.40%	3,017
Class C	2.40%	4,977
Institutional Class	1.40%	1,173
		$ 36,883

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $197,315 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $153.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ -	$ 31,995
International Small Cap	-	6,232,230
Institutional Class	-	28,938
Total	$ -	$ 6,293,163
From net realized gain
Class A	$ -	$ 6,369,531
Class T	-	6,691,175
Class B	-	1,698,463
Class C	-	3,224,346
International Small Cap	-	268,816,510
Institutional Class	-	1,248,201
Total	$ -	$ 288,048,226

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	269,227	287,898	$ 3,575,375	$ 6,010,378
Reinvestment of distributions	-	249,978	-	5,921,976
Shares redeemed	(389,847)	(638,746)	(5,330,857)	(12,839,012)
Net increase (decrease)	(120,620)	(100,870)	$ (1,755,482)	$ (906,658)
Class T
Shares sold	158,075	197,388	$ 2,173,778	$ 4,233,911
Reinvestment of distributions	-	266,848	-	6,297,616
Shares redeemed	(377,899)	(643,248)	(4,876,919)	(12,848,518)
Net increase (decrease)	(219,824)	(179,012)	$ (2,703,141)	$ (2,316,991)
Class B
Shares sold	8,564	14,574	$ 108,038	$ 298,092
Reinvestment of distributions	-	66,447	-	1,549,547
Shares redeemed	(71,172)	(154,774)	(857,564)	(3,077,783)
Net increase (decrease)	(62,608)	(73,753)	$ (749,526)	$ (1,230,144)
Class C
Shares sold	21,018	42,453	$ 275,491	$ 916,236
Reinvestment of distributions	-	110,479	-	2,587,416
Shares redeemed	(159,519)	(325,478)	(1,999,518)	(6,282,310)
Net increase (decrease)	(138,501)	(172,546)	$ (1,724,027)	$ (2,778,658)
International Small Cap
Shares sold	4,989,568	6,448,356	$ 69,926,221	$ 136,000,750
Reinvestment of distributions	-	10,462,725	-	249,849,882
Shares redeemed	(11,303,255)	(25,231,805)	(144,001,202)	(501,268,909)
Net increase (decrease)	(6,313,687)	(8,320,724)	$ (74,074,981)	$ (115,418,277)
Institutional Class
Shares sold	28,026	50,432	$ 355,084	$ 1,127,368
Reinvestment of distributions	-	31,471	-	749,964
Shares redeemed	(58,235)	(145,066)	(718,368)	(2,998,626)
Net increase (decrease)	(30,209)	(63,163)	$ (363,284)	$ (1,121,294)

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-
Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment
Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan
Baseball Foundation, the Great Lakes Loons (2007-present). Mr.
Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr.
Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-
present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-
present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr.
Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr.
Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.057	$0.34

Class T	12/07/09	12/04/09	$0.018	$0.34

Class B	12/07/09	12/04/09	$0.000	$0.284

Class C	12/07/09	12/04/09	$0.000	$0.30

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Small Cap (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 20% means that 80% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and Fidelity International Small Cap (retail class) ranked below its competitive median for 2008, the total expenses of Class B ranked equal to its competitive median for 2008, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AISC-UANN-1209
1.793568.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Small Cap
Fund - Institutional Class

Annual Report

October 31, 2009

Institutional Class is a class of
Fidelity® International Small Cap Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	45.46%	7.49%	17.37%

A From May 27, 2003.

B The initial offering of Institutional Class shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Institutional Class, a class of the fund, on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period. The initial offering of Institutional Class took place on May 27, 2003. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the year ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the year, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Colin Stone, Noriko Takahashi and Wilson Wong, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund: During the year, the fund's Institutional Class shares returned 45.46%, versus 48.78% for the MSCI EAFE Small Cap Index. Overall, security selection in Europe hurt, while stock choices in Canada, good picks and an overweighting in Australia, and an underweighting in Japan helped. Results suffered from weak picks and an overweighting in health care, poor stock selection in industrials and energy, and a moderate cash position. Stock choices in consumer discretionary and materials helped, as did an underweighting in banks. The Japanese subportfolio slightly trailed its benchmark, hurt by insurer Sony Financial Holdings, which was sold. Homebuilder Arnest One helped. The Asia-Pacific ex Japan "sub" outperformed, aided by China's Shimao Property Holdings, which was sold. Australia's QBE Insurance - also sold - detracted. The Europe/Middle East/Africa sub underperformed. German blood-plasma products maker Biotest detracted, while Australian gold miner Centamin Egypt helped. Some holdings mentioned were out of benchmark.

Notes to shareholders: Dale Nicholls will replace Wilson Wong as Co-Manager on November 2, 2009. The fund will reopen to new accounts on November 10, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.65%
Actual		$ 1,000.00	$ 1,401.50	$ 9.99
Hypothetical A		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,400.30	$ 11.50
Hypothetical A		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,397.20	$ 14.50
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,397.20	$ 14.50
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap	1.47%
Actual		$ 1,000.00	$ 1,404.00	$ 8.91
Hypothetical A		$ 1,000.00	$ 1,017.80	$ 7.48
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,404.30	$ 8.48
Hypothetical A		$ 1,000.00	$ 1,018.15	$ 7.12
A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan 24.5%
United Kingdom 17.7%
Australia 11.7%
Germany 7.9%
France 6.0%
United States of America 4.5%
Netherlands 4.1%
Canada 2.7%
Cayman Islands 2.3%
Other 18.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 25.9%
United Kingdom 20.6%
France 8.2%
Australia 7.9%
Germany 6.6%
United States of America 6.3%
Netherlands 2.5%
Hong Kong 2.5%
Switzerland 2.0%
Other 17.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.3	94.6
Short-Term Investments and Net Other Assets	3.7	5.4
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JB Hi-Fi Ltd. (Australia, Specialty Retail)	1.1	0.7
HeidelbergCement AG (Germany, Construction Materials)	1.1	0.0
Goodman Group unit (Australia, Real Estate Investment Trusts)	1.1	0.0
Gemalto NV (Netherlands, Computers & Peripherals)	1.1	0.4
James Hardie Industries NV unit (Netherlands, Construction Materials)	1.0	0.8
SeLoger.com (France, Media)	0.9	1.0
Software AG (Bearer) (Germany, Software)	0.9	0.0
Seek Ltd. (Australia, Professional Services)	0.9	0.2
David Jones Ltd. (Australia, Multiline Retail)	0.9	0.5
CSR PLC (United Kingdom, Semiconductors & Semiconductor Equipment)	0.8	0.5
	9.8
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.6	17.3
Industrials	18.2	15.5
Information Technology	15.7	16.3
Financials	12.7	12.5
Materials	12.6	8.1
Health Care	9.2	14.1
Energy	4.0	6.0
Telecommunication Services	1.7	1.2
Consumer Staples	1.6	2.6
Utilities	0.9	0.8

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Australia - 11.7%
Allied Gold Ltd. (a)	2,565,540	$ 1,038,432
Allied Gold Ltd. (United Kingdom) (a)	5,115,200	2,099,534
Aristocrat Leisure Ltd.	79,852	318,679
Ausenco Ltd. (c)	338,510	1,459,039
Austal Ltd.	109,280	236,836
Australian Worldwide Exploration Ltd.	440,507	1,009,432
Billabong International Ltd.	81,170	750,791
BlueScope Steel Ltd.	1,449,245	3,839,453
carsales.com Ltd.	189,216	683,853
Centamin Egypt Ltd. (a)	2,723,203	5,454,565
Coal of Africa Ltd. (a)	2,661,019	4,325,172
David Jones Ltd. (c)	1,322,659	6,264,050
Downer EDI Ltd.	81,375	619,255
Energy Resources of Australia Ltd.	63,801	1,317,208
Goodman Group unit	14,177,712	7,599,701
Harvey Norman Holdings Ltd.	1,001,904	3,548,294
ING Industrial Fund (e)	634,773	286,674
Iress Market Technology Ltd. (c)	501,024	3,454,140
JB Hi-Fi Ltd.	424,442	7,803,036
Leighton Holdings Ltd.	38,443	1,220,384
Lend Lease Corp. Ltd.	45,915	380,469
Macquarie Group Ltd.	110,570	4,840,898
Mineral Deposits Ltd. (a)	4,038,000	3,542,596
Monto Minerals Ltd. (a)	8,206,552	135
Navitas Ltd.	1,322,105	4,399,916
Newcrest Mining Ltd.	22,153	636,571
OZ Minerals Ltd. (a)	2,675,018	2,796,260
Paladin Energy Ltd. (a)	136,133	492,353
Rio Tinto Ltd.	24,925	1,381,156
SAI Global Ltd.	1,549,389	4,794,358
SEEK Ltd.	1,190,238	6,395,855
Stockland Corp. Ltd. unit	107,523	357,065
Tianshan Goldfields Ltd. (a)	944,712	84,557
Westfield Group unit	26,183	283,574
TOTAL AUSTRALIA		83,714,291
Bailiwick of Guernsey - 0.5%
Renewable Energy Generation Ltd.	1,646,700	1,757,309
Stobart Group Ltd.	990,900	2,082,380
TOTAL BAILIWICK OF GUERNSEY		3,839,689
Common Stocks - continued
	Shares	Value
Bailiwick of Jersey - 0.1%
ACP Capital Ltd.	265,625	$ 154,817
Camco International Ltd. (a)	1,183,202	417,655
TOTAL BAILIWICK OF JERSEY		572,472
Belgium - 0.2%
EVS Broadcast Equipment SA	7,700	568,246
Hansen Transmissions International NV (a)	474,200	996,533
TOTAL BELGIUM		1,564,779
Bermuda - 2.3%
Aquarius Platinum Ltd. (Australia)	407,165	1,770,532
Dickson Concepts International Ltd.	2,584,500	1,196,254
K Wah International Holdings Ltd.	573,000	195,735
Luk Fook Holdings International Ltd.	864,000	500,671
Oakley Capital Investments Ltd. (a)	1,210,200	2,056,448
Pacific Basin Shipping Ltd.	1,389,000	1,020,791
Peace Mark Holdings Ltd. (a)	788,000	1
PureCircle Ltd. (a)(c)	148,100	510,616
Seadrill Ltd. (a)	114,300	2,387,363
Tai Fook Securities Group Ltd.	3,994,000	1,760,742
Vtech Holdings Ltd.	574,000	4,783,968
Zambezi Resources Ltd. CDI (a)	2,184,593	9,829
TOTAL BERMUDA		16,192,950
British Virgin Islands - 0.8%
Albidon Ltd. unit (a)	1,469,000	45,342
Kalahari Energy (a)(g)	1,451,000	906,875
Playtech Ltd. (c)	788,407	4,656,628
TOTAL BRITISH VIRGIN ISLANDS		5,608,845
Canada - 2.7%
AirSea Lines (a)(g)	1,893,338	28
AirSea Lines warrants 8/4/11 (a)(g)	1,862,300	27
European Goldfields Ltd. (a)	827,700	4,662,668
Pacific Rubiales Energy Corp. (a)(c)	399,400	4,857,642
Platmin Ltd. (a)	3,524,100	4,223,683
Red Back Mining, Inc. (a)	402,200	5,207,410
Rock Well Petroleum, Inc. (a)(g)	770,400	7
Starfield Resources, Inc. (a)	4,328,075	419,678
TOTAL CANADA		19,371,143
Cayman Islands - 2.3%
AAC Acoustic Technology Holdings, Inc.	910,000	1,141,550
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
China Shanshui Cement Group Ltd.	370,000	$ 264,211
China Shineway Pharmaceutical Group Ltd.	380,000	530,843
Eagle Nice (International) Holdings Ltd.	5,012,000	1,710,866
Haitian International Holdings Ltd.	1,001,000	444,109
JA Solar Holdings Co. Ltd. ADR (a)	91,300	349,679
Kingboard Laminates Holdings Ltd.	1,073,500	750,799
Marwyn Value Investors II Ltd. (a)	1,846,800	1,804,085
Orchid Developments Group Ltd. (a)	1,211,000	884,758
Pacific Textile Holdings Ltd.	4,958,000	2,437,720
Perfect World Co. Ltd. sponsored ADR Class B (a)	11,000	484,110
Stella International Holdings Ltd.	134,000	254,200
Wuxi Pharmatech Cayman, Inc. sponsored ADR (a)	47,100	604,293
Xingda International Holdings Ltd.	4,850,000	2,401,638
Xinyi Glass Holdings Co. Ltd.	1,350,000	1,062,425
Yip's Chemical Holdings Ltd.	2,112,000	1,464,621
TOTAL CAYMAN ISLANDS		16,589,907
China - 0.9%
51job, Inc. sponsored ADR (a)	10,000	149,000
Baidu.com, Inc. sponsored ADR (a)	1,500	566,880
Nine Dragons Paper (Holdings) Ltd.	312,000	445,898
Shandong Chenming Paper Holdings Ltd. (B Shares)	1,620,900	1,130,163
Shenzhou International Group Holdings Ltd.	1,224,000	1,305,314
Weiqiao Textile Co. Ltd. (H Shares)	3,952,000	2,757,480
TOTAL CHINA		6,354,735
Cyprus - 0.9%
Buried Hill Energy (Cyprus) PCL (a)(g)	1,947,000	4,030,290
Mirland Development Corp. PLC (a)	758,000	2,056,510
TOTAL CYPRUS		6,086,800
Denmark - 1.2%
DSV de Sammensluttede Vognmaend AS (a)	239,000	3,747,222
Genmab AS (a)(c)	13,800	362,885
Vestas Wind Systems AS (a)	61,909	4,388,148
TOTAL DENMARK		8,498,255
Egypt - 0.2%
Talaat Moustafa Group Holding (a)	1,159,060	1,545,978
Common Stocks - continued
	Shares	Value
Finland - 0.9%
Nokian Tyres PLC	190,740	$ 4,081,137
Talvivaara Mining Co. PLC (a)(c)	460,800	2,715,984
TOTAL FINLAND		6,797,121
France - 6.0%
Altamir Amboise (a)	266,400	1,999,307
April Group	72,100	2,705,518
Audika SA	67,200	2,145,873
Delachaux SA	59,387	4,107,374
Devoteam SA	40,400	1,128,967
Faiveley SA	21,935	1,823,732
Iliad Group SA	44,967	4,876,817
Laurent-Perrier Group	8,460	675,749
LeGuide.com SA (a)	82,800	2,132,276
Maisons France Confort	41,100	1,428,554
Meetic (a)	189,000	5,548,553
Nexity	59,900	2,237,142
Sartorius Stedim Biotech	53,500	2,318,537
SeLoger.com (a)(c)	188,800	6,623,435
SR Teleperformance SA	93,500	3,010,468
TOTAL FRANCE		42,762,302
Germany - 7.6%
CompuGROUP Holding AG (a)	124,600	1,536,516
CTS Eventim AG	111,318	5,590,835
Delticom AG	136,500	4,507,446
Drillisch AG (a)	663,300	4,216,662
ElringKlinger AG	183,200	3,666,396
Freenet AG (a)	154,200	2,035,410
HeidelbergCement AG	129,366	7,753,711
KROMI Logistik AG (a)	114,200	1,319,200
Lanxess AG	117,550	3,689,678
Rational AG (c)	18,820	2,645,108
SMA Solar Technology AG	30,100	2,887,503
Software AG (Bearer)	72,800	6,487,723
STRATEC Biomedical Systems AG (c)	38,810	1,241,019
United Internet AG (a)	221,090	2,882,557
Wacker Chemie AG	2,700	388,895
Wirecard AG	254,669	3,316,610
TOTAL GERMANY		54,165,269
Common Stocks - continued
	Shares	Value
Greece - 0.4%
Babis Vovos International Technical SA (a)	149,200	$ 1,115,341
Jumbo SA	145,300	1,825,990
TOTAL GREECE		2,941,331
Hong Kong - 1.7%
Chen Hsong Holdings Ltd.	1,324,000	382,902
Chow Sang Sang Holdings International Ltd.	206,000	204,114
Dah Sing Financial Holdings Ltd. (a)	110,800	625,560
Midland Holdings Ltd.	5,196,000	4,429,539
Poly (Hong Kong) Investments Ltd.	504,000	576,062
Sa Sa International Holdings Ltd.	1,200,000	596,728
Shun Tak Holdings Ltd. (c)	3,034,000	2,040,974
Singamas Container Holdings Ltd.	4,708,000	893,519
Techtronic Industries Co. Ltd.	943,500	757,929
Texwinca Holdings Ltd.	1,742,000	1,478,057
TOTAL HONG KONG		11,985,384
India - 0.3%
Housing Development and Infrastructure Ltd. (a)	86,415	572,774
Indiabulls Real Estate Ltd. (a)	145,661	762,613
Tata Steel Ltd.	51,815	512,548
TOTAL INDIA		1,847,935
Ireland - 0.3%
Kenmare Resources PLC warrants 12/31/09 (a)	1,712,500	161,666
Petroceltic International PLC (a)	8,825,100	2,318,248
Vimio PLC (a)	867,300	14
TOTAL IRELAND		2,479,928
Isle of Man - 0.5%
IBS Group Holding Ltd. GDR (Reg. S) (a)	317,700	3,277,255
Nviro Cleantech PLC (a)	2,175,000	276,746
TOTAL ISLE OF MAN		3,554,001
Italy - 0.8%
Seldovia Native Association, Inc. (SNAI) (a)(c)	300,990	1,405,170
Tod's SpA	58,003	4,004,824
TOTAL ITALY		5,409,994
Japan - 24.5%
ABC-Mart, Inc.	35,900	1,040,559
Aioi Insurance Co. Ltd.	251,000	1,105,061
Air Water, Inc.	239,000	2,817,201
Common Stocks - continued
	Shares	Value
Japan - continued
Airport Facilities Co. Ltd.	168,800	$ 996,723
Aozora Bank Ltd. (a)	714,000	844,249
ARCS Co. Ltd.	116,000	1,704,196
Arnest One Corp.	130,500	1,502,075
Asahi Intecc Co. Ltd.	140,300	2,270,090
ASKUL Corp. (c)	80,000	1,570,941
Bank of Kyoto Ltd.	184,000	1,669,768
Benesse Corp.	34,000	1,499,250
C. Uyemura & Co. Ltd.	11,000	459,995
Central Glass Co. Ltd.	596,000	2,400,741
Chiba Bank Ltd.	172,000	1,060,765
Chiyoda Corp.	261,000	1,899,188
Create SD Holdings Co. Ltd.	48,200	1,104,731
Culture Convenience Club Co. Ltd. (c)	235,100	1,447,214
Dai-ichi Seiko Co. Ltd.	24,100	1,178,519
Daicel Chemical Industries Ltd.	427,000	2,578,678
Daido Steel Co. Ltd.	192,000	653,525
Daihen Corp.	428,000	1,491,414
Daiseki Co. Ltd. (c)	61,030	1,199,374
Don Quijote Co. Ltd.	79,600	2,127,404
eAccess Ltd.	1,489	1,044,389
EPS Co. Ltd.	347	1,391,344
Exedy Corp.	87,800	1,805,441
Ferrotec Corp.	133,600	1,481,254
FreeBit Co., Ltd.	119	558,659
Fuji Oil Co. Ltd.	157,900	2,383,812
Fujikura Ltd.	164,000	790,786
Furukawa Electric Co. Ltd.	258,000	978,517
Furuya Metal Co. Ltd.	12,900	1,556,221
Hitachi Transport System Ltd.	123,900	1,625,262
Hoshizaki Electric Co. Ltd.	67,500	960,102
Ibiden Co. Ltd.	84,200	3,014,739
Inpex Corp.	200	1,633,354
Isetan Mitsukoshi Holdings Ltd.	54,200	519,473
Isuzu Motors Ltd.	319,000	674,516
Itochu Corp.	302,000	1,908,983
Japan Communications, Inc. (a)	3,083	339,241
Japan Wind Development Co. Ltd. (c)	131	513,040
Joyo Bank Ltd.	205,000	901,898
JP-Holdings, Inc. (c)	73,700	1,351,605
JTEKT Corp.	163,600	1,728,343
K'S Denki Corp.	30,500	988,485
Common Stocks - continued
	Shares	Value
Japan - continued
Kakaku.com, Inc.	476	$ 1,740,681
Kandenko Co. Ltd.	155,000	956,029
Kansai Paint Co. Ltd.	112,000	947,769
Kenedix Realty Investment Corp.	453	1,299,232
Kenedix, Inc. (a)	1,891	718,687
Kimoto Co. Ltd.	171,100	1,690,533
Kinki Sharyo Co. Ltd.	142,000	1,190,857
Koito Manufacturing Co. Ltd.	79,000	1,132,555
KOMERI Co. Ltd.	86,400	2,388,122
Kuraray Co. Ltd.	213,500	2,204,169
Maeda Corp.	210,000	577,541
Marui Group Co. Ltd.	116,000	666,392
McDonald's Holdings Co. (Japan) Ltd.	129,200	2,611,924
Meiko Electronics Co. Ltd.	76,800	1,495,779
Message Co. Ltd.	412	770,351
Mitsubishi Materials Corp.	534,000	1,408,179
Mitsubishi UFJ Lease & Finance Co. Ltd.	72,270	2,152,740
Mitsui Chemicals, Inc.	359,000	1,232,991
Mitsumi Electric Co. Ltd.	50,700	1,022,790
mixi, Inc. (a)(c)	186	1,518,179
Mobilephone Telecommunications International Ltd. (c)	859	2,037,849
Nabtesco Corp.	156,000	1,796,127
Nagaileben Co. Ltd.	7,400	162,778
NGK Insulators Ltd.	92,000	2,063,672
NHK Spring Co. Ltd.	142,000	1,108,795
Nichi-iko Pharmaceutical Co. Ltd.	48,900	1,454,719
Nichicon Corp.	125,400	1,253,644
Nihon M&A Center, Inc. (c)	429	1,910,291
Nihon Nohyaku Co. Ltd. (c)	187,000	1,189,031
Nippon Electric Glass Co. Ltd.	99,000	1,066,077
Nippon Signal Co. Ltd.	137,600	1,244,483
Nissay Dowa General Insurance Co. Ltd.	238,000	1,056,433
Nissin Kogyo Co. Ltd.	116,800	1,738,212
Nitta Corp.	35,200	513,623
NOF Corp.	194,000	879,939
Nomura Real Estate Residential Fund, Inc. (c)	288	1,363,054
NTT Urban Development Co.	1,685	1,353,704
Park24 Co. Ltd. (c)	134,800	1,503,673
Pigeon Corp.	39,100	1,516,070
Point, Inc.	23,550	1,392,157
Risa Partners, Inc. (c)	1,678	1,321,400
Rohto Pharmaceutical Co. Ltd.	70,000	895,173
Common Stocks - continued
	Shares	Value
Japan - continued
Roland DG Corp.	13,300	$ 174,443
Saizeriya Co. Ltd. (c)	58,000	1,119,078
Sankyu, Inc.	608,000	2,666,206
Santen Pharmaceutical Co. Ltd.	66,200	2,271,490
Sato Corp.	62,800	764,535
Sega Sammy Holdings, Inc.	202,900	2,881,023
Sekisui Chemical Co. Ltd.	304,000	1,838,858
Seven Bank Ltd.	467	1,140,912
Shimadzu Corp. (c)	169,000	1,170,426
Shin Nippon Biomedical Laboratories Ltd. (c)	130,200	978,435
Shin-Kobe Electric Machinery Co. Ltd. (c)	168,000	2,060,329
Shinsei Bank Ltd. (a)(c)	355,000	463,152
SHO-BOND Holdings Co. Ltd.	120,900	2,114,749
SKY Perfect JSAT Holdings, Inc.	2,615	1,195,798
So-net M3, Inc. (c)	415	1,423,676
SRI Sports Ltd.	918	842,885
Stanley Electric Co. Ltd.	103,800	2,032,571
Start Today Co. Ltd.	1,224	2,431,322
Sumitomo Rubber Industries Ltd.	192,300	1,772,785
Sumitomo Trust & Banking Co. Ltd.	320,000	1,691,196
Sysmex Corp.	39,700	1,774,146
Taiko Pharmaceutical Co. Ltd. (c)	17,100	682,968
Takata Corp.	84,000	1,567,374
Takeei Corp.	87,100	1,192,222
The Suruga Bank Ltd.	221,000	1,996,793
Tocalo Co. Ltd.	57,200	928,914
Tokyo Gas Co., Ltd.	140,000	554,632
Tokyo Ohka Kogyo Co. Ltd.	100,000	1,926,762
Towa Corp. (a)(c)	180,700	1,332,377
Toyo Suisan Kaisha Ltd.	44,000	1,151,408
Toyo Tanso Co. Ltd.	17,900	884,830
Toyota Boshoku Corp.	44,300	923,632
Tsumura & Co.	46,800	1,610,545
Unicharm Petcare Corp.	54,800	1,936,680
Weathernews, Inc. (c)	34,500	452,243
Works Applications Co. Ltd.	1,713	1,014,506
Yamatake Corp.	118,700	2,506,877
Yamato Kogyo Co. Ltd.	59,000	1,770,685
Yokogawa Bridge Holdings Corp.	100,000	845,397
TOTAL JAPAN		175,404,389
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
GlobeOp Financial Services SA	635,085	$ 2,007,164
Netherlands - 4.1%
Brunel International NV	109,900	3,112,366
Gemalto NV (a)	177,502	7,492,610
James Hardie Industries NV unit (a)	1,145,041	7,254,800
QIAGEN NV (a)	258,700	5,367,729
SMARTRAC NV (a)(c)	96,200	1,663,367
Wavin NV (c)	2,109,000	4,369,727
TOTAL NETHERLANDS		29,260,599
Norway - 1.6%
IMAREX NOS ASA (a)	145,200	1,318,594
Renewable Energy Corp. AS (a)(c)	711,695	4,273,078
Schibsted ASA (B Shares) (a)(c)	274,200	4,522,832
Sevan Marine ASA (a)	1,000,000	1,622,396
TOTAL NORWAY		11,736,900
Singapore - 0.2%
Wing Tai Holdings Ltd.	1,324,000	1,549,543
Spain - 1.3%
EDP Renovaveis SA (a)	332,408	3,316,471
Laboratorios Farmaceuticos ROVI SA	131,000	1,482,425
Vueling Airlines SA (a)	229,100	4,153,468
TOTAL SPAIN		8,952,364
Sweden - 0.9%
Countermine Technologies AB warrants 3/1/10 (a)	1,085,197	7
Elekta AB (B Shares) (c)	244,000	4,598,835
Modern Times Group MTG AB (B Shares)	43,900	1,903,751
XCounter AB (a)	1,108,000	118,242
TOTAL SWEDEN		6,620,835
Switzerland - 2.1%
Actelion Ltd. (Reg.) (a)	75,913	4,191,084
Basilea Pharmaceutica AG (a)	9,770	809,327
Lonza Group AG	37,493	2,921,319
Panalpina Welttransport Holding AG	50,690	3,556,846
VZ Holding AG	42,040	3,236,683
TOTAL SWITZERLAND		14,715,259
Thailand - 0.1%
Supalai PCL (For. Reg.)	2,857,300	470,445
Common Stocks - continued
	Shares	Value
United Kingdom - 17.7%
Abcam PLC	303,600	$ 4,660,512
Aberdeen Asset Management PLC	1,308,085	2,839,146
Antisoma PLC (a)	2,154,900	1,326,718
Appian Technology PLC warrants 7/11/09 (a)(g)	479,045	8
Asset Realisation Co. PLC (a)	340,000	11,164
Axis Shield PLC (a)	430,200	2,980,596
Big Yellow Group PLC (a)	486,200	3,119,534
Blinkx PLC (a)	2,063,000	711,277
Bond International Software PLC	583,666	761,819
Cadogan Petroleum PLC (a)	1,406,300	484,861
Centurion Electronics PLC (a)(d)	748,299	12
Ceres Power Holdings PLC (a)	430,000	1,249,574
China Goldmines PLC (a)	669,353	164,842
Connaught PLC	436,100	2,899,755
Conygar Investment Co. PLC (a)	2,250,800	4,212,714
Corac Group PLC (a)	3,306,704	2,049,427
Cove Energy PLC (a)	3,942,100	1,472,412
Craneware PLC	792,600	4,443,908
CSR PLC (a)	827,772	6,072,173
Datacash Group PLC	1,164,880	3,930,187
European Nickel PLC (a)	5,837,800	903,818
Evolution Group PLC	1,572,900	4,260,939
Faroe Petroleum PLC (a)	262,500	553,800
GoIndustry-DoveBid PLC (a)	2,258,900	82,703
Hays PLC	1,999,643	3,214,071
Icap PLC	236,300	1,578,210
Ideal Shopping Direct PLC	234,592	414,040
IG Group Holdings PLC	1,113,751	5,518,583
Inchcape PLC (a)	7,501,506	3,614,738
Inova Holding PLC (a)	1,443,461	24
Intec Telecom Systems PLC (a)	1,572,868	2,814,745
Jubilee Platinum PLC (a)	1,657,843	864,186
Keronite PLC (a)(g)	13,620,267	111,809
Landround PLC warrants 12/11/09 (a)(g)	166,666	3
Max Petroleum PLC (a)	2,509,220	731,236
Michael Page International PLC	249,992	1,322,017
Mothercare PLC	345,900	3,271,096
NCC Group Ltd.	229,815	1,507,355
Northgate PLC	478,700	1,722,758
Powerleague Group PLC	786,200	677,661
Pureprofile Media PLC (a)(g)	1,108,572	455,013
Redhall Group PLC	519,600	1,066,349
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Regenersis PLC (a)	1,367,300	$ 1,245,882
Royalblue Group PLC	186,242	3,653,977
Salamander Energy PLC (a)(c)	673,800	2,712,512
SDL PLC (a)	689,062	4,570,460
Serco Group PLC	411,451	3,414,755
Silverdell PLC (a)	4,958,000	834,355
Sinclair Pharma PLC (a)	1,888,371	1,108,367
Sphere Medical Holding PLC (a)(g)	420,000	1,172,245
SR Pharma PLC (a)	2,861,900	1,162,920
Sthree PLC	307,109	1,268,596
Synergy Health PLC	358,307	3,567,848
Ted Baker PLC	31,500	212,038
Telecity Group PLC (a)	487,100	2,679,065
TMO Biotec (a)(g)	1,000,000	410,450
Travis Perkins PLC	239,500	2,968,744
Unite Group PLC	470,220	2,053,539
Valiant Petroleum PLC (a)(c)	146,600	1,636,678
Wellstream Holdings PLC	212,900	1,789,641
William Hill PLC	1,255,035	3,461,668
Xchanging PLC	1,427,100	5,229,605
York Pharma PLC (a)	392,500	6
YouGov PLC (a)	1,596,854	1,337,075
Zenergy Power PLC (a)	651,780	1,460,676
ZincOx Resources PLC (a)	350,800	345,566
TOTAL UNITED KINGDOM		126,372,461
United States of America - 0.8%
CTC Media, Inc. (a)	357,400	5,746,992
Cyberview Technology, Inc. (a)	996,527	16
Frontera Resources Corp. (a)	1,157,200	256,485
TyraTech, Inc. (a)	129,600	40,428
XL TechGroup, Inc. (a)	1,329,250	22
TOTAL UNITED STATES OF AMERICA		6,043,943
TOTAL COMMON STOCKS (Cost $678,112,478)		685,017,011
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
Biotest AG (non-vtg.) (Cost $2,508,093)	30,031	1,807,458
Investment Companies - 0.1%
	Shares	Value
Bailiwick of Guernsey - 0.1%
Brookwell Ltd. (d) (Cost $3,306,266)	1,132,699	$ 1,078,606
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 0.20% (f)	21,033,034	21,033,034
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(f)	38,075,224	38,075,224
TOTAL MONEY MARKET FUNDS (Cost $59,108,258)		59,108,258
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $743,035,095)		747,011,333
NET OTHER ASSETS - (4.6)%		(32,514,651)
NET ASSETS - 100%		$ 714,496,682
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,086,755 or 1.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines:	8/4/06	$ 1,199,182
warrants 8/4/11	8/4/06	$ 2
Appian Technology PLC warrants 7/11/09	2/18/05	$ 3
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Security	Acquisition Date	Acquisition Cost
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
Landround PLC warrants 12/11/09	12/12/06	$ 0
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
Sphere Medical Holding PLC	8/27/08	$ 1,310,083
TMO Biotec	10/27/05	$ 535,065
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 194,651
Fidelity Securities Lending Cash Central Fund	914,707
Total	$ 1,109,358
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Brookwell Ltd.	$ 1,450,926	$ 166,500	$ 280,008	$ 377,946	$ 1,078,606
Centurion Electronics PLC	12	-	-	-	12
CustomVis PLC	200,922	-	32,772	-	-
Cyberview Technology, Inc.	16	-	-	-	-
Teleunit SpA	457,711	-	52,094	-	-
Total	$ 2,109,587	$ 166,500	$ 364,874	$ 377,946	$ 1,078,618
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 175,404,389	$ -	$ 175,404,389	$ -
United Kingdom	126,372,461	123,048,807	-	3,323,654
Australia	83,714,291	15,421,867	68,292,289	135
Germany	55,972,727	55,972,727	-	-
France	42,762,302	42,762,302	-	-
Netherlands	29,260,599	22,005,799	7,254,800	-
Canada	19,371,143	19,371,081	-	62
Cayman Islands	16,589,907	4,126,925	12,462,982	-
Bermuda	16,192,950	4,954,427	11,228,693	9,830
Cyprus	6,086,800	2,056,510	-	4,030,290
United States of America	6,043,943	6,043,905	-	38
British Virgin Islands	5,608,845	4,656,628	-	952,217
Ireland	2,479,928	2,479,914	-	14
Other	100,964,184	72,969,429	27,994,755	-
Investment Companies	1,078,606	1,078,606	-	-
Money Market Funds	59,108,258	59,108,258	-	-
Total Investments in Securities:	$ 747,011,333	$ 436,057,185	$ 302,637,908	$ 8,316,240
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Cyprus
Beginning Balance	$ 4,906,440
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(876,150)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 4,030,290
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (876,150)
Investments in Securities: - continued
Equities - United Kingdom
Beginning Balance	$ 7,207,158
Total Realized Gain (Loss)	(1,618,809)
Total Unrealized Gain (Loss)	(414,644)
Cost of Purchases	93,598
Proceeds of Sales	(3,057,707)
Amortization/Accretion	-
Transfers in/out of Level 3	1,114,058
Ending Balance	$ 3,323,654
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (972,035)
Equities - British Virgin Islands
Beginning Balance	$ 1,813,750
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,316,186)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	454,653
Ending Balance	$ 952,217
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (1,316,186)
Equities - Bermuda
Beginning Balance	$ 1
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(69,857)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	79,686
Ending Balance	$ 9,830
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (69,857)
Investments in Securities: - continued
Equities - Australia
Beginning Balance	$ 132
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	3
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 135
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 3
Equities - Canada
Beginning Balance	$ 487,108
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(487,046)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 62
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ (487,046)
Equities - United States of America
Beginning Balance	$ 37
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	162,217
Cost of Purchases	-
Proceeds of Sales	(162,216)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 38
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ 162,217
Investments in Securities: - continued
Equities - Ireland
Beginning Balance	$ 14
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 14
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -
Equities - Indonesia
Beginning Balance	$ 364,238
Total Realized Gain (Loss)	(1,622,168)
Total Unrealized Gain (Loss)	1,403,389
Cost of Purchases	-
Proceeds of Sales	(145,459)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) attributable to Level 3 securities at October 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $115,958,039 of which $28,798,938 and $87,159,101 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $35,838,183) - See accompanying schedule: Unaffiliated issuers (cost $680,296,435)	$ 686,824,457
Fidelity Central Funds (cost $59,108,258)	59,108,258
Other affiliated issuers (cost $3,630,402)	1,078,618
Total Investments (cost $743,035,095)		$ 747,011,333
Foreign currency held at value (cost $239,157)		239,157
Receivable for investments sold		14,396,357
Receivable for fund shares sold		688,112
Dividends receivable		1,471,209
Distributions receivable from Fidelity Central Funds		56,939
Prepaid expenses		4,184
Receivable from investment adviser for expense reductions		5,729
Other receivables		197,165
Total assets		764,070,185

Liabilities
Payable to custodian bank	$ 3,395,793
Payable for investments purchased Regular delivery	6,074,740
Delayed delivery	274,176
Payable for fund shares redeemed	698,915
Accrued management fee	668,483
Distribution fees payable	18,688
Other affiliated payables	200,763
Other payables and accrued expenses	166,721
Collateral on securities loaned, at value	38,075,224
Total liabilities		49,573,503

Net Assets		$ 714,496,682
Net Assets consist of:
Paid in capital		$ 824,302,786
Undistributed net investment income		3,237,964
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(117,001,443)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,957,375
Net Assets		$ 714,496,682

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,590,376 ÷ 1,017,731 shares)	$ 17.28

Maximum offering price per share (100/94.25 of $17.28)	$ 18.33
Class T: Net Asset Value and redemption price per share ($15,759,684 ÷ 919,614 shares)	$ 17.14

Maximum offering price per share (100/96.50 of $17.14)	$ 17.76
Class B: Net Asset Value and offering price per share ($3,601,498 ÷ 214,672 shares) A	$ 16.78

Class C: Net Asset Value and offering price per share ($5,814,144 ÷ 345,126 shares) A	$ 16.85

International Small Cap: Net Asset Value, offering price and redemption price per share ($669,034,563 ÷ 38,277,445 shares)	$ 17.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,696,417 ÷ 154,347 shares)	$ 17.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009
Investment Income
Dividends (including $377,946 earned from other affiliated issuers)		$ 11,199,748
Interest		7,325
Income from Fidelity Central Funds (including $914,707 from security lending)		1,109,358
		12,316,431
Less foreign taxes withheld		(521,250)
Total income		11,795,181

Expenses
Management fee Basic fee	$ 5,010,903
Performance adjustment	1,047,261
Transfer agent fees	1,778,224
Distribution fees	186,974
Accounting and security lending fees	299,219
Custodian fees and expenses	224,325
Independent trustees' compensation	4,164
Registration fees	77,207
Audit	147,585
Legal	2,798
Miscellaneous	12,908
Total expenses before reductions	8,791,568
Expense reductions	(234,351)	8,557,217
Net investment income (loss)		3,237,964
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $223,479)	(73,860,145)
Other affiliated issuers	(5,464,127)
Foreign currency transactions	148,206
Total net realized gain (loss)		(79,176,066)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $38,875)	297,834,373
Assets and liabilities in foreign currencies	(547,303)
Total change in net unrealized appreciation (depreciation)		297,287,070
Net gain (loss)		218,111,004
Net increase (decrease) in net assets resulting from operations		$ 221,348,968

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,237,964	$ 1,587,080
Net realized gain (loss)	(79,176,066)	8,577,813
Change in net unrealized appreciation (depreciation)	297,287,070	(799,488,059)
Net increase (decrease) in net assets resulting from operations	221,348,968	(789,323,166)
Distributions to shareholders from net investment income	-	(6,293,163)
Distributions to shareholders from net realized gain	-	(288,048,226)
Total distributions	-	(294,341,389)
Share transactions - net increase (decrease)	(81,370,441)	(123,772,022)
Redemption fees	67,796	146,272
Total increase (decrease) in net assets	140,046,323	(1,207,290,305)

Net Assets
Beginning of period	574,450,359	1,781,740,664
End of period (including undistributed net investment income of $3,237,964 and $0, respectively)	$ 714,496,682	$ 574,450,359

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.91	$ 31.14	$ 28.79	$ 26.69	$ 21.25
Income from Investment Operations
Net investment income (loss) C	.06	- H	.03	(.02)	.05
Net realized and unrealized gain (loss)	5.31	(14.03)	7.97	5.05	6.16
Total from investment operations	5.37	(14.03)	8.00	5.03	6.21
Distributions from net investment income	-	(.03)	-	(.05)	(.02)
Distributions from net realized gain	-	(5.18)	(5.65)	(2.89)	(.77)
Total distributions	-	(5.20) I	(5.65)	(2.94)	(.79)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.02
Net asset value, end of period	$ 17.28	$ 11.91	$ 31.14	$ 28.79	$ 26.69
Total Return A, B	45.09%	(53.35)%	33.43%	20.22%	30.16%
Ratios to Average Net Assets D, G
Expenses before reductions	1.75%	1.82%	1.53%	1.64%	1.66%
Expenses net of fee waivers, if any	1.65%	1.65%	1.53%	1.64%	1.66%
Expenses net of all reductions	1.62%	1.60%	1.49%	1.58%	1.63%
Net investment income (loss)	.41%	-% F	.10%	(.08)%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,590	$ 13,561	$ 38,585	$ 36,701	$ 34,838
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.84	$ 30.96	$ 28.64	$ 26.57	$ 21.20
Income from Investment Operations
Net investment income (loss) C	.02	(.05)	(.04)	(.09)	(.01)
Net realized and unrealized gain (loss)	5.28	(13.95)	7.93	5.03	6.12
Total from investment operations	5.30	(14.00)	7.89	4.94	6.11
Distributions from net realized gain	-	(5.12)	(5.57)	(2.88)	(.76)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.02
Net asset value, end of period	$ 17.14	$ 11.84	$ 30.96	$ 28.64	$ 26.57
Total Return A, B	44.76%	(53.46)%	33.07%	19.93%	29.72%
Ratios to Average Net Assets D, F
Expenses before reductions	2.00%	2.07%	1.77%	1.89%	1.92%
Expenses net of fee waivers, if any	1.90%	1.90%	1.77%	1.89%	1.91%
Expenses net of all reductions	1.86%	1.86%	1.73%	1.83%	1.88%
Net investment income (loss)	.16%	(.25)%	(.14)%	(.32)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,760	$ 13,493	$ 40,823	$ 41,982	$ 41,647
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.65	$ 30.49	$ 28.26	$ 26.24	$ 20.99
Income from Investment Operations
Net investment income (loss) C	(.04)	(.16)	(.18)	(.24)	(.14)
Net realized and unrealized gain (loss)	5.17	(13.73)	7.82	4.98	6.08
Total from investment operations	5.13	(13.89)	7.64	4.74	5.94
Distributions from net realized gain	-	(4.95)	(5.41)	(2.73)	(.71)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.02
Net asset value, end of period	$ 16.78	$ 11.65	$ 30.49	$ 28.26	$ 26.24
Total Return A, B	44.03%	(53.68)%	32.38%	19.28%	29.13%
Ratios to Average Net Assets D, F
Expenses before reductions	2.49%	2.58%	2.30%	2.48%	2.49%
Expenses net of fee waivers, if any	2.40%	2.40%	2.30%	2.40%	2.43%
Expenses net of all reductions	2.36%	2.36%	2.26%	2.34%	2.40%
Net investment income (loss)	(.33)%	(.75)%	(.66)%	(.84)%	(.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,601	$ 3,230	$ 10,704	$ 11,354	$ 12,783
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.70	$ 30.62	$ 28.33	$ 26.31	$ 21.04
Income from Investment Operations
Net investment income (loss) C	(.04)	(.16)	(.17)	(.23)	(.13)
Net realized and unrealized gain (loss)	5.19	(13.78)	7.85	4.99	6.10
Total from investment operations	5.15	(13.94)	7.68	4.76	5.97
Distributions from net realized gain	-	(4.98)	(5.39)	(2.75)	(.72)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.02
Net asset value, end of period	$ 16.85	$ 11.70	$ 30.62	$ 28.33	$ 26.31
Total Return A, B	44.02%	(53.67)%	32.39%	19.34%	29.22%
Ratios to Average Net Assets D, F
Expenses before reductions	2.49%	2.57%	2.26%	2.38%	2.41%
Expenses net of fee waivers, if any	2.40%	2.40%	2.26%	2.38%	2.41%
Expenses net of all reductions	2.36%	2.36%	2.22%	2.32%	2.38%
Net investment income (loss)	(.33)%	(.76)%	(.62)%	(.81)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,814	$ 5,658	$ 20,094	$ 21,335	$ 25,202
Portfolio turnover rate E	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.03	$ 31.44	$ 29.03	$ 26.89	$ 21.36
Income from Investment Operations
Net investment income (loss) B	.08	.03	.12	.08	.15
Net realized and unrealized gain (loss)	5.37	(14.14)	8.03	5.08	6.19
Total from investment operations	5.45	(14.11)	8.15	5.16	6.34
Distributions from net investment income	-	(.12)	(.07)	(.14)	(.06)
Distributions from net realized gain	-	(5.18)	(5.67)	(2.89)	(.77)
Total distributions	-	(5.30) G	(5.74)	(3.03)	(.83)
Redemption fees added to paid in capital B	- F	- F	- F	.01	.02
Net asset value, end of period	$ 17.48	$ 12.03	$ 31.44	$ 29.03	$ 26.89
Total Return A	45.30%	(53.25)%	33.82%	20.65%	30.67%
Ratios to Average Net Assets C, E
Expenses before reductions	1.48%	1.49%	1.19%	1.28%	1.28%
Expenses net of fee waivers, if any	1.48%	1.49%	1.19%	1.28%	1.28%
Expenses net of all reductions	1.44%	1.44%	1.15%	1.22%	1.25%
Net investment income (loss)	.58%	.16%	.45%	.29%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 669,035	$ 536,291	$ 1,663,761	$ 1,816,059	$ 2,090,458
Portfolio turnover rate D	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.01	$ 31.38	$ 28.99	$ 26.86	$ 21.36
Income from Investment Operations
Net investment income (loss) B	.09	.05	.12	.08	.14
Net realized and unrealized gain (loss)	5.37	(14.12)	8.01	5.07	6.18
Total from investment operations	5.46	(14.07)	8.13	5.15	6.32
Distributions from net investment income	-	(.12)	(.07)	(.14)	(.07)
Distributions from net realized gain	-	(5.18)	(5.67)	(2.89)	(.77)
Total distributions	-	(5.30) G	(5.74)	(3.03)	(.84)
Redemption fees added to paid in capital B	- F	- F	- F	.01	.02
Net asset value, end of period	$ 17.47	$ 12.01	$ 31.38	$ 28.99	$ 26.86
Total Return A	45.46%	(53.22)%	33.84%	20.65%	30.59%
Ratios to Average Net Assets C, E
Expenses before reductions	1.45%	1.49%	1.18%	1.29%	1.30%
Expenses net of fee waivers, if any	1.40%	1.40%	1.18%	1.29%	1.30%
Expenses net of all reductions	1.37%	1.35%	1.14%	1.23%	1.27%
Net investment income (loss)	.66%	.25%	.45%	.28%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,696	$ 2,217	$ 7,774	$ 9,050	$ 7,432
Portfolio turnover rate D	81%	113%	70%	84%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $5.30 per share is comprised of distributions from net investment income of $.120 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The Fund was closed to most new accounts effective with the close of business on May 6, 2005 and reopened after the close of business on November 9, 2009. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 22, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 122,989,467
Gross unrealized depreciation	(134,427,862)
Net unrealized appreciation (depreciation)	$ (11,438,395)

Tax Cost	$ 758,449,728

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,609,192
Capital loss carryforward	$ (115,958,039)
Net unrealized appreciation (depreciation)	$ (11,425,193)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ -	$ 73,752,224
Long-term Capital Gains	-	220,589,165
Total	$ -	$ 294,341,389

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $451,624,506 and $514,084,177, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.04% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 36,790	$ 585
Class T	.25%	.25%	66,830	-
Class B	.75%	.25%	31,135	23,417
Class C	.75%	.25%	52,219	1,346
			$ 186,974	$ 25,348

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,859
Class T	1,174
Class B*	3,912
Class C*	48
$ 6,993

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 47,985.33
Class T	43,705.33
Class B	10,017.32
Class C	16,660.32
International Small Cap	1,653,729.30
Institutional Class	6,128.28
	$ 1,778,224

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,988 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.65%	$ 14,250
Class T	1.90%	13,466
Class B	2.40%	3,017
Class C	2.40%	4,977
Institutional Class	1.40%	1,173
		$ 36,883

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $197,315 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $153.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ -	$ 31,995
International Small Cap	-	6,232,230
Institutional Class	-	28,938
Total	$ -	$ 6,293,163
From net realized gain
Class A	$ -	$ 6,369,531
Class T	-	6,691,175
Class B	-	1,698,463
Class C	-	3,224,346
International Small Cap	-	268,816,510
Institutional Class	-	1,248,201
Total	$ -	$ 288,048,226

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	269,227	287,898	$ 3,575,375	$ 6,010,378
Reinvestment of distributions	-	249,978	-	5,921,976
Shares redeemed	(389,847)	(638,746)	(5,330,857)	(12,839,012)
Net increase (decrease)	(120,620)	(100,870)	$ (1,755,482)	$ (906,658)
Class T
Shares sold	158,075	197,388	$ 2,173,778	$ 4,233,911
Reinvestment of distributions	-	266,848	-	6,297,616
Shares redeemed	(377,899)	(643,248)	(4,876,919)	(12,848,518)
Net increase (decrease)	(219,824)	(179,012)	$ (2,703,141)	$ (2,316,991)
Class B
Shares sold	8,564	14,574	$ 108,038	$ 298,092
Reinvestment of distributions	-	66,447	-	1,549,547
Shares redeemed	(71,172)	(154,774)	(857,564)	(3,077,783)
Net increase (decrease)	(62,608)	(73,753)	$ (749,526)	$ (1,230,144)
Class C
Shares sold	21,018	42,453	$ 275,491	$ 916,236
Reinvestment of distributions	-	110,479	-	2,587,416
Shares redeemed	(159,519)	(325,478)	(1,999,518)	(6,282,310)
Net increase (decrease)	(138,501)	(172,546)	$ (1,724,027)	$ (2,778,658)
International Small Cap
Shares sold	4,989,568	6,448,356	$ 69,926,221	$ 136,000,750
Reinvestment of distributions	-	10,462,725	-	249,849,882
Shares redeemed	(11,303,255)	(25,231,805)	(144,001,202)	(501,268,909)
Net increase (decrease)	(6,313,687)	(8,320,724)	$ (74,074,981)	$ (115,418,277)
Institutional Class
Shares sold	28,026	50,432	$ 355,084	$ 1,127,368
Reinvestment of distributions	-	31,471	-	749,964
Shares redeemed	(58,235)	(145,066)	(718,368)	(2,998,626)
Net increase (decrease)	(30,209)	(63,163)	$ (363,284)	$ (1,121,294)

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-
Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment
Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan
Baseball Foundation, the Great Lakes Loons (2007-present). Mr.
Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr.
Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-
present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-
present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr.
Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr.
Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$0.092	$0.34

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Small Cap (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 20% means that 80% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and Fidelity International Small Cap (retail class) ranked below its competitive median for 2008, the total expenses of Class B ranked equal to its competitive median for 2008, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AISCI-UANN-1209
1.793572.106

Fidelity®
International Small Cap Opportunities
Fund

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
International Small Cap Opportunities	29.68%	-1.98%

A From August 2, 2005

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in International Small Cap Opportunities, a class of the fund, on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Small Cap Opportunities Fund: During the year, the fund's Retail Class shares gained 29.68%, compared with 48.78% for the MSCI EAFE Small Cap Index. Stock selection in technology hurt, especially stakes in Taiwan's Himax Technologies and HannStar Display, makers of flat-panel display products that were sold from the portfolio. The fund also was hurt by diversified financials stocks, especially Promise, a Japanese consumer finance company; Swiss private bank EFG International; and Japan's Osaka Securities Exchange. Other notable detractors included Chinese media company Focus Media Holding, which I sold; Japanese herbal medicine business Tsumura & Co; and U.S.-based warehouse club operator PriceSmart. Stock selection in industrials was another source of relative underperformance. On a regional basis, our weakest results were in the U.K., China and Japan. In contrast, stock picking in materials was very helpful, especially positions in two gold-mining companies, Lihir Gold and Agnico-Eagle Mines - based in Papua New Guinea and Canada, respectively. In energy, Canada's Petrobank Energy & Resources, an oil and natural gas exploration and production company, also helped the fund. Several stocks I've mentioned were out-of-index positions, and several were sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.04%
Actual		$ 1,000.00	$ 1,389.00	$ 6.26
Hypothetical A		$ 1,000.00	$ 1,019.96	$ 5.30
Class T	1.31%
Actual		$ 1,000.00	$ 1,388.90	$ 7.89
Hypothetical A		$ 1,000.00	$ 1,018.60	$ 6.67
Class B	1.79%
Actual		$ 1,000.00	$ 1,385.60	$ 10.76
Hypothetical A		$ 1,000.00	$ 1,016.18	$ 9.10
Class C	1.80%
Actual		$ 1,000.00	$ 1,386.20	$ 10.83
Hypothetical A		$ 1,000.00	$ 1,016.13	$ 9.15
International Small Cap Opportunities	.79%
Actual		$ 1,000.00	$ 1,391.50	$ 4.76
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,391.50	$ 5.18
Hypothetical A		$ 1,000.00	$ 1,020.87	$ 4.38

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan 20.1%
United Kingdom 16.0%
United States of America 13.1%
Canada 5.1%
Germany 4.0%
Brazil 4.0%
France 3.3%
South Africa 3.3%
Netherlands 2.9%
Other 28.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 22.1%
United Kingdom 19.1%
United States of America 14.0%
Canada 4.7%
Germany 4.3%
Switzerland 4.3%
South Africa 3.6%
Spain 2.9%
Netherlands 2.7%
Other 22.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.3	98.3
Short-Term Investments and Net Other Assets	1.7	1.7
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.1	2.4
Petrobank Energy & Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.7	1.6
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.9
Ports Design Ltd. (Bermuda, Textiles, Apparel & Luxury Goods)	1.6	1.1
Tsumura & Co. (Japan, Pharmaceuticals)	1.5	2.2
Bank Sarasin & Co. Ltd. Series B (Reg.) (Switzerland, Capital Markets)	1.5	2.6
Singapore Exchange Ltd. (Singapore, Diversified Financial Services)	1.5	1.5
Aixtron AG (Germany, Semiconductors & Semiconductor Equipment)	1.4	0.0
Advanced Energy Industries, Inc. (United States of America, Semiconductors & Semiconductor Equipment)	1.4	1.5
Serco Group PLC (United Kingdom, Commercial Services & Supplies)	1.3	2.5
	15.6
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	18.4
Industrials	19.0	16.8
Consumer Discretionary	16.4	16.9
Materials	10.2	8.6
Information Technology	8.2	11.5
Health Care	7.5	10.2
Consumer Staples	7.1	7.4
Energy	5.3	4.5
Telecommunication Services	0.7	3.6
Utilities	0.7	0.4

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 1.7%
Macquarie Group Ltd.	27,841	$ 1,218,915
Macquarie Office Trust	3,822,867	1,069,932
MAp Group:
unit	1,156,777	2,941,487
unit (a)	98,394	254,109
OZ Minerals Ltd. (a)	744,633	778,382
TOTAL AUSTRALIA		6,262,825
Austria - 0.6%
Andritz AG	38,800	2,147,386
Bailiwick of Jersey - 1.2%
Informa PLC	937,257	4,511,728
Belgium - 1.3%
Gimv NV	31,800	1,796,471
Umicore SA	97,882	2,988,794
TOTAL BELGIUM		4,785,265
Bermuda - 2.4%
China Sports International Ltd.	1,737,000	200,587
Northern Offshore Ltd. (a)	944,111	1,483,907
Ports Design Ltd.	2,165,500	5,835,926
Seadrill Ltd. (a)	72,400	1,512,206
TOTAL BERMUDA		9,032,626
Brazil - 4.0%
Banco ABC Brasil SA	596,300	3,365,445
BM&F BOVESPA SA	390,200	2,514,632
BR Malls Participacoes SA (a)	80,200	860,196
Braskem SA Class A sponsored ADR (a)(c)	309,100	4,055,392
Iguatemi Empresa de Shopping Centers SA	89,400	1,322,320
MRV Engenharia e Participacoes SA	75,800	1,424,586
Votorantim Celulose e Papel SA sponsored ADR (a)	94,836	1,303,047
TOTAL BRAZIL		14,845,618
Canada - 5.1%
Agnico-Eagle Mines Ltd. (Canada)	19,500	1,037,263
Eldorado Gold Corp. (a)	159,700	1,778,623
Fairfax Financial Holdings Ltd. (sub. vtg.)	9,390	3,356,501
Niko Resources Ltd.	45,200	3,656,573
Open Text Corp. (a)	39,700	1,481,165
PetroBakken Energy Ltd. Class A	26,486	763,626
Common Stocks - continued
	Shares	Value
Canada - continued
Petrobank Energy & Resources Ltd. (a)(c)	145,500	$ 6,360,964
Quadra Mining Ltd. (a)	54,600	760,371
TOTAL CANADA		19,195,086
Cayman Islands - 0.3%
China Dongxiang Group Co. Ltd.	775,000	473,527
Wynn Macau Ltd.	620,800	778,663
TOTAL CAYMAN ISLANDS		1,252,190
China - 0.9%
Ausnutria Dairy Hunan Co. Ltd. Class H	1,192,000	1,009,239
China Nepstar Chain Drugstore Ltd. ADR (c)	228,400	1,500,588
China Zaino International Ltd.	695,000	122,241
Li Ning Co. Ltd.	207,000	561,624
TOTAL CHINA		3,193,692
Denmark - 0.4%
William Demant Holding AS (a)	20,100	1,436,623
Finland - 2.6%
Metso Corp.	79,400	2,225,822
Nokian Tyres PLC	158,900	3,399,878
Outotec OYJ	131,400	4,170,811
TOTAL FINLAND		9,796,511
France - 3.3%
Audika SA	121,284	3,872,918
Laurent-Perrier Group (c)	18,338	1,464,761
Remy Cointreau SA	45,116	2,185,574
Saft Groupe SA	93,396	4,860,455
TOTAL FRANCE		12,383,708
Germany - 4.0%
Aixtron AG (c)	175,300	5,254,700
alstria office REIT-AG	109,678	1,213,703
Bilfinger Berger AG	32,577	2,099,714
Biotest AG	7,058	446,607
centrotherm photovoltaics AG (a)	22,800	1,046,466
Colonia Real Estate AG (a)	268,101	1,676,727
DIC Asset AG	61,600	766,878
Software AG (Bearer)	27,227	2,426,390
TOTAL GERMANY		14,931,185
Common Stocks - continued
	Shares	Value
Greece - 0.7%
Terna Energy SA	256,451	$ 2,452,973
Hong Kong - 0.3%
Champion (REIT)	2,526,936	1,063,559
India - 0.5%
Jyothy Laboratories Ltd.	133,070	422,563
Tata Steel Ltd.	139,013	1,375,102
TOTAL INDIA		1,797,665
Israel - 0.2%
Partner Communications Co. Ltd. ADR	43,658	822,953
Italy - 1.6%
Azimut Holdings SpA	392,164	4,749,442
Interpump Group SpA (a)	223,400	1,365,932
TOTAL ITALY		6,115,374
Japan - 20.1%
Autobacs Seven Co. Ltd.	103,300	3,484,122
Daikoku Denki Co. Ltd.	88,400	1,752,471
Daikokutenbussan Co. Ltd.	34,800	1,040,137
FCC Co. Ltd.	99,300	1,707,521
Fukuoka (REIT) Investment Fund	307	1,759,252
GCA Savvian Group Corp. (c)	1,158	1,345,727
Glory Ltd.	46,100	1,014,442
Goldcrest Co. Ltd.	33,260	1,009,661
Gunma Bank Ltd.	344,000	1,792,271
Japan Steel Works Ltd.	155,000	1,709,490
Kamigumi Co. Ltd.	195,000	1,464,842
Kobayashi Pharmaceutical Co. Ltd.	114,000	4,906,622
Meiko Network Japan Co. Ltd.	109,600	706,228
Miraial Co. Ltd.	33,200	776,162
Nabtesco Corp.	149,000	1,715,532
Nachi-Fujikoshi Corp. (c)	645,000	1,429,048
Nagaileben Co. Ltd.	39,600	871,084
Nihon Parkerizing Co. Ltd.	144,000	1,707,307
Nippon Seiki Co. Ltd.	194,000	2,037,399
Nippon Thompson Co. Ltd.	752,000	3,944,297
Nitto Kohki Co. Ltd.	44,700	927,004
Obic Co. Ltd.	12,330	2,084,973
ORIX Corp.	23,830	1,539,380
Osaka Securities Exchange Co. Ltd.	1,289	6,186,049
OSG Corp. (c)	173,800	1,709,445
Pal Co. Ltd.	17,350	368,085
Common Stocks - continued
	Shares	Value
Japan - continued
SAZABY, Inc.	36,800	$ 498,755
SHIMANO, Inc.	34,800	1,330,786
SHO-BOND Holdings Co. Ltd.	116,200	2,032,538
Sompo Japan Insurance, Inc.	129,000	754,417
Sparx Group Co. Ltd. (a)	556	56,230
The Daishi Bank Ltd., Niigata	298,000	1,085,611
The Nippon Synthetic Chemical Industry Co. Ltd.	204,000	1,498,340
THK Co. Ltd.	99,900	1,726,349
Toho Holdings Co. Ltd.	134,600	1,979,979
Tsumura & Co.	165,900	5,709,174
Tsutsumi Jewelry Co. Ltd.	59,400	1,398,273
USS Co. Ltd.	81,170	4,910,468
Yamato Kogyo Co. Ltd.	98,300	2,950,142
TOTAL JAPAN		74,919,613
Korea (South) - 0.5%
NHN Corp. (a)	14,059	2,065,960
Luxembourg - 0.2%
GlobeOp Financial Services SA	217,500	687,401
Mexico - 0.9%
Cemex SA de CV sponsored ADR	144,543	1,500,356
Desarrolladora Homex SAB de CV sponsored ADR (a)(c)	51,600	1,834,896
TOTAL MEXICO		3,335,252
Netherlands - 2.9%
Aalberts Industries NV	155,900	1,961,036
ASM International NV (NASDAQ) (a)	49,600	988,528
Heijmans NV unit (a)	79,390	1,418,856
James Hardie Industries NV sponsored ADR (a)(c)	88,375	2,755,533
QIAGEN NV (a)	179,600	3,741,068
TOTAL NETHERLANDS		10,865,021
Norway - 0.4%
Sevan Marine ASA (a)	1,018,000	1,651,599
Papua New Guinea - 0.8%
Lihir Gold Ltd. sponsored ADR (c)	87,500	2,385,250
Oil Search Ltd.	134,686	698,298
TOTAL PAPUA NEW GUINEA		3,083,548
Philippines - 0.4%
Jollibee Food Corp.	1,473,200	1,582,585
Common Stocks - continued
	Shares	Value
Singapore - 2.8%
Allgreen Properties Ltd.	2,159,000	$ 1,742,413
Keppel Land Ltd.	596,000	1,185,187
Singapore Exchange Ltd.	983,000	5,569,085
Wing Tai Holdings Ltd.	1,638,000	1,917,033
TOTAL SINGAPORE		10,413,718
South Africa - 3.3%
African Rainbow Minerals Ltd.	230,300	4,507,247
Blue Financial Services Ltd. (a)	5,589,260	715,425
Clicks Group Ltd.	496,364	1,569,304
JSE Ltd.	232,081	1,800,206
Mr. Price Group Ltd.	441,900	2,030,619
MTN Group Ltd.	113,000	1,699,520
TOTAL SOUTH AFRICA		12,322,321
Spain - 1.2%
Grifols SA	20,232	327,645
Prosegur Comp Securidad SA (Reg.)	95,909	4,043,515
TOTAL SPAIN		4,371,160
Sweden - 1.0%
Intrum Justitia AB	154,000	1,897,529
Swedish Match Co.	87,400	1,793,652
TOTAL SWEDEN		3,691,181
Switzerland - 2.5%
Actelion Ltd. (Reg.) (a)	13,275	732,900
Bank Sarasin & Co. Ltd. Series B (Reg.)	142,725	5,695,925
Sonova Holding AG	28,099	2,897,256
TOTAL SWITZERLAND		9,326,081
Taiwan - 0.2%
Prime View International Co. Ltd.	447,000	725,623
Turkey - 2.6%
Albaraka Turk Katilim Bankasi AS	1,142,000	1,777,373
Anadolu Efes Biracilik ve Malt Sanyii AS	169,000	1,933,356
Asya Katilim Bankasi AS (a)	1,489,000	3,109,717
Coca-Cola Icecek AS	278,000	2,163,352
Tupras-Turkiye Petrol Rafinerileri AS	36,800	636,382
TOTAL TURKEY		9,620,180
United Kingdom - 16.0%
Babcock International Group PLC	337,600	3,361,658
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Begbies Traynor Group PLC	949,500	$ 1,652,422
BlueBay Asset Management	158,896	970,457
Bovis Homes Group PLC	564,852	3,819,854
Cobham PLC	397,400	1,432,783
Derwent London PLC	89,400	1,827,373
Great Portland Estates PLC	547,489	2,220,203
H&T Group PLC	338,200	1,596,363
InterContinental Hotel Group PLC ADR (c)	180,700	2,296,697
Johnson Matthey PLC	111,189	2,577,607
Man Group PLC	149,201	759,370
Meggitt PLC	595,800	2,396,552
Mothercare PLC	180,701	1,708,847
Persimmon PLC	315,163	2,087,331
Quintain Estates & Development PLC (a)	243,306	774,952
Rotork PLC	69,500	1,297,375
Serco Group PLC	604,704	5,018,619
Shaftesbury PLC	370,732	2,291,634
Spectris PLC	173,734	1,932,477
Spirax-Sarco Engineering PLC	255,330	4,560,905
SSL International PLC	438,551	4,568,483
St. Modwen Properties PLC (a)	248,200	914,418
Ted Baker PLC	269,300	1,812,761
Ultra Electronics Holdings PLC	86,269	1,868,185
Unite Group PLC	972,770	4,248,269
Victrex PLC	146,082	1,825,163
TOTAL UNITED KINGDOM		59,820,758
United States of America - 10.4%
Advanced Energy Industries, Inc. (a)	415,719	5,075,929
Airgas, Inc.	36,800	1,632,448
Autoliv, Inc.	91,800	3,082,644
Broadpoint Gleacher Securities Group, Inc. (a)	137,500	875,875
Cymer, Inc. (a)	64,500	2,208,480
Dril-Quip, Inc. (a)	23,900	1,161,301
Evercore Partners, Inc. Class A	42,700	1,393,728
FMC Technologies, Inc. (a)	16,000	841,600
ION Geophysical Corp. (a)	292,889	1,121,765
Juniper Networks, Inc. (a)	75,500	1,926,005
Kansas City Southern (a)	55,600	1,347,188
Lam Research Corp. (a)	24,803	836,357
Martin Marietta Materials, Inc. (c)	14,900	1,241,468
Mohawk Industries, Inc. (a)	108,000	4,625,640
Common Stocks - continued
	Shares	Value
United States of America - continued
PriceSmart, Inc.	399,040	$ 7,701,475
ResMed, Inc. (a)	33,800	1,663,298
Varian Semiconductor Equipment Associates, Inc. (a)	43,000	1,220,770
Verisk Analytics, Inc.	35,500	973,765
TOTAL UNITED STATES OF AMERICA		38,929,736
TOTAL COMMON STOCKS (Cost $283,057,113)		363,438,704
Investment Companies - 1.0%

United States of America - 1.0%
iShares MSCI EAFE Small Cap Index ETF (Cost $3,716,045)	101,700	3,598,146
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.20% (d)	5,029,460	5,029,460
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	15,036,302	15,036,302
TOTAL MONEY MARKET FUNDS (Cost $20,065,762)		20,065,762
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $306,838,920)		387,102,612
NET OTHER ASSETS - (3.7)%		(13,812,639)
NET ASSETS - 100%		$ 373,289,973
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,905
Fidelity Securities Lending Cash Central Fund	475,159
Total	$ 502,064
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 74,919,613	$ -	$ 74,919,613	$ -
United Kingdom	59,820,758	59,820,758	-	-
United States of America	38,929,736	38,929,736	-	-
Canada	19,195,086	19,195,086	-	-
Germany	14,931,185	14,931,185	-	-
Brazil	14,845,618	14,845,618	-	-
France	12,383,708	12,383,708	-	-
South Africa	12,322,321	12,322,321	-	-
Netherlands	10,865,021	10,865,021	-	-
Other	105,225,658	69,779,131	35,446,527	-
Investment Companies	3,598,146	3,598,146	-	-
Money Market Funds	20,065,762	20,065,762	-	-
Total Investments in Securities:	$ 387,102,612	$ 276,736,472	$ 110,366,140	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $476,786,258 of which $146,419,794 and $330,366,464 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $14,338,046) - See accompanying schedule: Unaffiliated issuers (cost $286,773,158)	$ 367,036,850
Fidelity Central Funds (cost $20,065,762)	20,065,762
Total Investments (cost $306,838,920)		$ 387,102,612
Foreign currency held at value (cost $214,475)		213,135
Receivable for investments sold		3,159,766
Receivable for fund shares sold		220,223
Dividends receivable		1,117,027
Distributions receivable from Fidelity Central Funds		7,494
Prepaid expenses		2,176
Other receivables		38,733
Total assets		391,861,166

Liabilities
Payable for investments purchased	$ 2,651,167
Payable for fund shares redeemed	539,285
Accrued management fee	120,759
Distribution fees payable	19,011
Other affiliated payables	123,448
Other payables and accrued expenses	81,221
Collateral on securities loaned, at value	15,036,302
Total liabilities		18,571,193

Net Assets		$ 373,289,973
Net Assets consist of:
Paid in capital		$ 766,296,941
Undistributed net investment income		3,633,664
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(476,919,220)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,278,588
Net Assets		$ 373,289,973

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,883,408 ÷ 2,339,133 shares)	$ 8.07

Maximum offering price per share (100/94.25 of $8.07)	$ 8.56
Class T: Net Asset Value and redemption price per share ($11,915,318 ÷ 1,489,210 shares)	$ 8.00

Maximum offering price per share (100/96.50 of $8.00)	$ 8.29
Class B: Net Asset Value and offering price per share ($2,798,861 ÷ 355,711 shares)A	$ 7.87

Class C: Net Asset Value and offering price per share ($8,542,931 ÷ 1,087,208 shares)A	$ 7.86

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($329,127,800 ÷ 40,408,687 shares)	$ 8.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,021,655 ÷ 248,399 shares)	$ 8.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 5,888,145
Income from Fidelity Central Funds (including $475,159 from security lending)		502,064
		6,390,209
Less foreign taxes withheld		(414,571)
Total income		5,975,638

Expenses
Management fee Basic fee	$ 2,729,294
Performance adjustment	(2,083,007)
Transfer agent fees	995,851
Distribution fees	188,339
Accounting and security lending fees	169,838
Custodian fees and expenses	193,018
Independent trustees' compensation	2,346
Registration fees	74,601
Audit	73,681
Legal	1,756
Miscellaneous	8,124
Total expenses before reductions	2,353,841
Expense reductions	(152,567)	2,201,274
Net investment income (loss)		3,774,364
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(317,794,553)
Investment not meeting investment restrictions	1,590,368
Foreign currency transactions	(160,040)
Total net realized gain (loss)		(316,364,225)
Change in net unrealized appreciation (depreciation) on: Investment securities	391,824,749
Assets and liabilities in foreign currencies	19,128
Total change in net unrealized appreciation (depreciation)		391,843,877
Net gain (loss)		75,479,652
Net increase (decrease) in net assets resulting from operations		$ 79,254,016

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,774,364	$ 2,902,276
Net realized gain (loss)	(316,364,225)	(156,690,003)
Change in net unrealized appreciation (depreciation)	391,843,877	(647,198,943)
Net increase (decrease) in net assets resulting from operations	79,254,016	(800,986,670)
Distributions to shareholders from net investment income	(140,700)	(4,817,372)
Distributions to shareholders from net realized gain	-	(154,491,933)
Total distributions	(140,700)	(159,309,305)
Share transactions - net increase (decrease)	(68,133,927)	(308,489,372)
Redemption fees	113,424	307,719
Total increase (decrease) in net assets	11,092,813	(1,268,477,628)

Net Assets
Beginning of period	362,197,160	1,630,674,788
End of period (including undistributed net investment income of $3,633,664 and $0, respectively)	$ 373,289,973	$ 362,197,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.24	$ 18.97	$ 14.18	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.02	.02	- J	- J
Net realized and unrealized gain (loss)	1.77	(10.85)	4.76	3.74	.40
Total from investment operations	1.83	(10.83)	4.78	3.74	.40
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(1.88)	-	- J	-
Total distributions	-	(1.90) K	-	- J	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 8.07	$ 6.24	$ 18.97	$ 14.18	$ 10.41
Total Return B, C, D	29.33%	(62.98)%	33.78%	36.25%	4.10%
Ratios to Average Net Assets F, I
Expenses before reductions	.94%	1.75%	1.63%	1.63%	2.67% A
Expenses net of fee waivers, if any	.94%	1.66%	1.63%	1.63%	1.65% A
Expenses net of all reductions	.89%	1.62%	1.59%	1.51%	1.54% A
Net investment income (loss)	1.00%	.13%	.10%	.02%	(.09)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,883	$ 17,905	$ 70,785	$ 35,674	$ 5,533
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.903 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.20	$ 18.85	$ 14.12	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	(.02)	(.02)	(.03)	(.01)
Net realized and unrealized gain (loss)	1.75	(10.78)	4.74	3.74	.38
Total from investment operations	1.80	(10.80)	4.72	3.71	.37
Distributions from net realized gain	-	(1.85) K	-	-	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 8.00	$ 6.20	$ 18.85	$ 14.12	$ 10.38
Total Return B, C, D	29.03%	(63.08)%	33.50%	36.03%	3.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.20%	2.00%	1.85%	1.85%	2.92% A
Expenses net of fee waivers, if any	1.20%	1.91%	1.85%	1.85%	1.90% A
Expenses net of all reductions	1.15%	1.87%	1.81%	1.74%	1.78% A
Net investment income (loss)	.74%	(.12)%	(.13)%	(.20)%	(.33)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,915	$ 11,614	$ 46,568	$ 28,309	$ 2,704
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.852 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.12	$ 18.64	$ 14.04	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	1.73	(10.68)	4.70	3.74	.38
Total from investment operations	1.75	(10.76)	4.59	3.64	.36
Distributions from net realized gain	-	(1.76) K	-	-	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 7.87	$ 6.12	$ 18.64	$ 14.04	$ 10.37
Total Return B, C, D	28.59%	(63.32)%	32.76%	35.39%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	1.69%	2.51%	2.40%	2.45%	3.43% A
Expenses net of fee waivers, if any	1.69%	2.41%	2.40%	2.41%	2.40% A
Expenses net of all reductions	1.64%	2.38%	2.36%	2.30%	2.27% A
Net investment income (loss)	.25%	(.62)%	(.67)%	(.76)%	(.82)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,799	$ 2,687	$ 10,975	$ 7,709	$ 1,705
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.760 per share is comprised of distributions from net realized gain of $1.760 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.11	$ 18.63	$ 14.03	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	1.73	(10.66)	4.70	3.73	.38
Total from investment operations	1.75	(10.74)	4.59	3.63	.36
Distributions from net realized gain	-	(1.78) K	-	-	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 7.86	$ 6.11	$ 18.63	$ 14.03	$ 10.37
Total Return B, C, D	28.64%	(63.32)%	32.79%	35.29%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	1.68%	2.51%	2.38%	2.38%	3.32% A
Expenses net of fee waivers, if any	1.68%	2.41%	2.38%	2.38%	2.40% A
Expenses net of all reductions	1.63%	2.38%	2.34%	2.27%	2.29% A
Net investment income (loss)	.26%	(.62)%	(.66)%	(.73)%	(.84)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,543	$ 9,497	$ 40,894	$ 26,320	$ 3,317
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.775 per share is comprised of distributions from net realized gain of $1.775 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.28	$ 19.09	$ 14.23	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.05	.07	.05	- I
Net realized and unrealized gain (loss)	1.78	(10.92)	4.78	3.75	.39
Total from investment operations	1.86	(10.87)	4.85	3.80	.39
Distributions from net investment income	- I	(.06)	-	-	-
Distributions from net realized gain	-	(1.88)	-	- I	-
Total distributions	- I	(1.94) J	-	- I	-
Redemption fees added to paid in capital D	- I	- I	.01	.03	.01
Net asset value, end of period	$ 8.14	$ 6.28	$ 19.09	$ 14.23	$ 10.40
Total Return B, C	29.68%	(62.91)%	34.15%	36.86%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	.68%	1.44%	1.30%	1.28%	2.25% A
Expenses net of fee waivers, if any	.68%	1.44%	1.30%	1.28%	1.40% A
Expenses net of all reductions	.64%	1.40%	1.25%	1.16%	1.31% A
Net investment income (loss)	1.25%	.36%	.43%	.37%	.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 329,128	$ 312,376	$ 1,433,844	$ 981,210	$ 197,349
Portfolio turnover rate F	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.942 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.27	$ 19.09	$ 14.22	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.05	.08	.05	- I
Net realized and unrealized gain (loss)	1.79	(10.92)	4.78	3.74	.39
Total from investment operations	1.87	(10.87)	4.86	3.79	.39
Distributions from net investment income	- I	(.07)	-	-	-
Distributions from net realized gain	-	(1.88)	-	- I	-
Total distributions	- I	(1.95) J	-	- I	-
Redemption fees added to paid in capital D	- I	- I	.01	.03	.01
Net asset value, end of period	$ 8.14	$ 6.27	$ 19.09	$ 14.22	$ 10.40
Total Return B, C	29.87%	(62.95)%	34.25%	36.77%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	.68%	1.40%	1.29%	1.25%	2.25% A
Expenses net of fee waivers, if any	.68%	1.40%	1.29%	1.25%	1.40% A
Expenses net of all reductions	.64%	1.37%	1.25%	1.14%	1.29% A
Net investment income (loss)	1.25%	.39%	.44%	.40%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,022	$ 8,117	$ 27,609	$ 13,954	$ 2,849
Portfolio turnover rate F	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.952 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 82,665,031
Gross unrealized depreciation	(6,717,798)
Net unrealized appreciation (depreciation)	$ 75,947,233

Tax Cost	$ 311,155,379

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,817,160
Capital loss carryforward	$ (476,786,258)
Net unrealized appreciation (depreciation)	$ 75,962,129

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 140,700	$ 16,665,902
Long-term Capital Gains	-	142,643,403
Total	$ 140,700	$ 159,309,305

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $549,961,125 and $616,398,399, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .20% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 40,018	$ 63
Class T	.25%	.25%	50,427	1
Class B	.75%	.25%	23,929	18,006
Class C	.75%	.25%	73,965	9,241
			$ 188,339	$ 27,311

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,541
Class T	2,553
Class B*	7,584
Class C*	881
$ 16,559

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 50,683.32
Class T	33,588.33
Class B	7,633.32
Class C	23,009.31
International Small Cap Opportunities	870,012.31
Institutional Class	10,926.31
	$ 995,851

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,344 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,686 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

7. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $152,567 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ -	$ 91,280
International Small Cap Opportunities	138,653	4,620,425
Institutional Class	2,047	105,667
Total	$ 140,700	$ 4,817,372
From net realized gain
Class A	$ -	$ 6,856,940
Class T	-	4,515,065
Class B	-	1,019,225
Class C	-	3,838,511
International Small Cap Opportunities	-	135,580,534
Institutional Class	-	2,681,658
Total	$ -	$ 154,491,933

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	560,746	828,854	$ 3,588,317	$ 10,916,918
Reinvestment of distributions	-	416,175	-	6,313,370
Shares redeemed	(1,093,254)	(2,104,322)	(6,722,964)	(25,609,420)
Net increase (decrease)	(532,508)	(859,293)	$ (3,134,647)	$ (8,379,132)
Class T
Shares sold	318,902	298,437	$ 2,064,516	$ 3,745,246
Reinvestment of distributions	-	288,615	-	4,360,975
Shares redeemed	(704,037)	(1,182,864)	(4,201,658)	(14,814,150)
Net increase (decrease)	(385,135)	(595,812)	$ (2,137,142)	$ (6,707,929)
Class B
Shares sold	50,745	67,210	$ 317,874	$ 882,196
Reinvestment of distributions	-	61,167	-	917,505
Shares redeemed	(133,859)	(278,427)	(788,113)	(3,422,675)
Net increase (decrease)	(83,114)	(150,050)	$ (470,239)	$ (1,622,974)
Class C
Shares sold	196,866	393,320	$ 1,233,043	$ 4,565,906
Reinvestment of distributions	-	216,879	-	3,248,846
Shares redeemed	(662,831)	(1,252,106)	(3,650,532)	(14,199,211)
Net increase (decrease)	(465,965)	(641,907)	$ (2,417,489)	$ (6,384,459)
International Small Cap Opportunities
Shares sold	7,245,986	10,644,155	$ 48,782,866	$ 141,713,979
Reinvestment of distributions	21,738	8,363,264	128,470	127,539,782
Shares redeemed	(16,613,794)	(44,345,885)	(102,979,613)	(553,799,561)
Net increase (decrease)	(9,346,070)	(25,338,466)	$ (54,068,277)	$ (284,545,800)
Institutional Class
Shares sold	256,950	915,939	$ 1,455,739	$ 11,419,413
Reinvestment of distributions	122	149,148	720	2,273,017
Shares redeemed	(1,302,675)	(1,217,529)	(7,362,592)	(14,541,508)
Net increase (decrease)	(1,045,603)	(152,442)	$ (5,906,133)	$ (849,078)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period August 25, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period August 25, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Opportunities Fund	12/07/09	12/04/09	$0.089	$0.09

The Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Opportunities Fund	12/31/08	$0.027	$0.0235

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Fidelity International Small Cap Opportunities (retail class) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap Opportunities (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap Opportunities (retail class) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Small Cap Opportunities (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 20% means that 80% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and Fidelity International Small Cap Opportunities (retail class) ranked below its competitive median for 2008, the total expenses of Class B ranked equal to its competitive median for 2008, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

ILS-UANN-1209
1.815061.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Small Cap Opportunities
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009

Class A, Class T, Class B
and Class C are classes of
Fidelity® International
Small Cap Opportunities Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
Class A (incl. 5.75% sales charge)	21.89%	-3.59%
Class T (incl. 3.50% sales charge)	24.52%	-3.31%
Class B (incl. contingent deferred sales charge) B	23.59%	-3.39%
Class C (incl. contingent deferred sales charge) C	27.64%	-2.99%

A From August 2, 2005.

B Class B shares' contingent deferred sales charges included in the past one year and life of class total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of class total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Opportunities Fund - Class A on August 2, 2005, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor International Small Cap Opportunities Fund: During the year, the fund's Class A, Class T, Class B and Class C shares gained 29.33%, 29.03%, 28.59% and 28.64%, respectively (excluding sales charges), versus 48.78% for the MSCI EAFE Small Cap Index. Stock selection in technology hurt, especially stakes in Taiwan's Himax Technologies and HannStar Display, makers of flat-panel display products that were sold from the portfolio. The fund also was hurt by diversified financials stocks, especially Promise, a Japanese consumer finance company; Swiss private bank EFG International; and Japan's Osaka Securities Exchange. Other notable detractors included Chinese media company Focus Media Holding, which I sold; Japanese herbal medicine business Tsumura & Co; and U.S.-based warehouse club operator PriceSmart. Stock selection in industrials was another source of relative underperformance. On a regional basis, our weakest results were in the U.K., China and Japan. In contrast, stock picking in materials was very helpful, especially positions in two gold-mining companies, Lihir Gold and Agnico-Eagle Mines - based in Papua New Guinea and Canada, respectively. In energy, Canada's Petrobank Energy & Resources, an oil and natural gas exploration and production company, also helped the fund. Several stocks I've mentioned were out-of-index positions, and several were sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.04%
Actual		$ 1,000.00	$ 1,389.00	$ 6.26
Hypothetical A		$ 1,000.00	$ 1,019.96	$ 5.30
Class T	1.31%
Actual		$ 1,000.00	$ 1,388.90	$ 7.89
Hypothetical A		$ 1,000.00	$ 1,018.60	$ 6.67
Class B	1.79%
Actual		$ 1,000.00	$ 1,385.60	$ 10.76
Hypothetical A		$ 1,000.00	$ 1,016.18	$ 9.10
Class C	1.80%
Actual		$ 1,000.00	$ 1,386.20	$ 10.83
Hypothetical A		$ 1,000.00	$ 1,016.13	$ 9.15
International Small Cap Opportunities	.79%
Actual		$ 1,000.00	$ 1,391.50	$ 4.76
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,391.50	$ 5.18
Hypothetical A		$ 1,000.00	$ 1,020.87	$ 4.38

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan 20.1%
United Kingdom 16.0%
United States of America 13.1%
Canada 5.1%
Germany 4.0%
Brazil 4.0%
France 3.3%
South Africa 3.3%
Netherlands 2.9%
Other 28.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 22.1%
United Kingdom 19.1%
United States of America 14.0%
Canada 4.7%
Germany 4.3%
Switzerland 4.3%
South Africa 3.6%
Spain 2.9%
Netherlands 2.7%
Other 22.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.3	98.3
Short-Term Investments and Net Other Assets	1.7	1.7
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.1	2.4
Petrobank Energy & Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.7	1.6
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.9
Ports Design Ltd. (Bermuda, Textiles, Apparel & Luxury Goods)	1.6	1.1
Tsumura & Co. (Japan, Pharmaceuticals)	1.5	2.2
Bank Sarasin & Co. Ltd. Series B (Reg.) (Switzerland, Capital Markets)	1.5	2.6
Singapore Exchange Ltd. (Singapore, Diversified Financial Services)	1.5	1.5
Aixtron AG (Germany, Semiconductors & Semiconductor Equipment)	1.4	0.0
Advanced Energy Industries, Inc. (United States of America, Semiconductors & Semiconductor Equipment)	1.4	1.5
Serco Group PLC (United Kingdom, Commercial Services & Supplies)	1.3	2.5
	15.6
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	18.4
Industrials	19.0	16.8
Consumer Discretionary	16.4	16.9
Materials	10.2	8.6
Information Technology	8.2	11.5
Health Care	7.5	10.2
Consumer Staples	7.1	7.4
Energy	5.3	4.5
Telecommunication Services	0.7	3.6
Utilities	0.7	0.4

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 1.7%
Macquarie Group Ltd.	27,841	$ 1,218,915
Macquarie Office Trust	3,822,867	1,069,932
MAp Group:
unit	1,156,777	2,941,487
unit (a)	98,394	254,109
OZ Minerals Ltd. (a)	744,633	778,382
TOTAL AUSTRALIA		6,262,825
Austria - 0.6%
Andritz AG	38,800	2,147,386
Bailiwick of Jersey - 1.2%
Informa PLC	937,257	4,511,728
Belgium - 1.3%
Gimv NV	31,800	1,796,471
Umicore SA	97,882	2,988,794
TOTAL BELGIUM		4,785,265
Bermuda - 2.4%
China Sports International Ltd.	1,737,000	200,587
Northern Offshore Ltd. (a)	944,111	1,483,907
Ports Design Ltd.	2,165,500	5,835,926
Seadrill Ltd. (a)	72,400	1,512,206
TOTAL BERMUDA		9,032,626
Brazil - 4.0%
Banco ABC Brasil SA	596,300	3,365,445
BM&F BOVESPA SA	390,200	2,514,632
BR Malls Participacoes SA (a)	80,200	860,196
Braskem SA Class A sponsored ADR (a)(c)	309,100	4,055,392
Iguatemi Empresa de Shopping Centers SA	89,400	1,322,320
MRV Engenharia e Participacoes SA	75,800	1,424,586
Votorantim Celulose e Papel SA sponsored ADR (a)	94,836	1,303,047
TOTAL BRAZIL		14,845,618
Canada - 5.1%
Agnico-Eagle Mines Ltd. (Canada)	19,500	1,037,263
Eldorado Gold Corp. (a)	159,700	1,778,623
Fairfax Financial Holdings Ltd. (sub. vtg.)	9,390	3,356,501
Niko Resources Ltd.	45,200	3,656,573
Open Text Corp. (a)	39,700	1,481,165
PetroBakken Energy Ltd. Class A	26,486	763,626
Common Stocks - continued
	Shares	Value
Canada - continued
Petrobank Energy & Resources Ltd. (a)(c)	145,500	$ 6,360,964
Quadra Mining Ltd. (a)	54,600	760,371
TOTAL CANADA		19,195,086
Cayman Islands - 0.3%
China Dongxiang Group Co. Ltd.	775,000	473,527
Wynn Macau Ltd.	620,800	778,663
TOTAL CAYMAN ISLANDS		1,252,190
China - 0.9%
Ausnutria Dairy Hunan Co. Ltd. Class H	1,192,000	1,009,239
China Nepstar Chain Drugstore Ltd. ADR (c)	228,400	1,500,588
China Zaino International Ltd.	695,000	122,241
Li Ning Co. Ltd.	207,000	561,624
TOTAL CHINA		3,193,692
Denmark - 0.4%
William Demant Holding AS (a)	20,100	1,436,623
Finland - 2.6%
Metso Corp.	79,400	2,225,822
Nokian Tyres PLC	158,900	3,399,878
Outotec OYJ	131,400	4,170,811
TOTAL FINLAND		9,796,511
France - 3.3%
Audika SA	121,284	3,872,918
Laurent-Perrier Group (c)	18,338	1,464,761
Remy Cointreau SA	45,116	2,185,574
Saft Groupe SA	93,396	4,860,455
TOTAL FRANCE		12,383,708
Germany - 4.0%
Aixtron AG (c)	175,300	5,254,700
alstria office REIT-AG	109,678	1,213,703
Bilfinger Berger AG	32,577	2,099,714
Biotest AG	7,058	446,607
centrotherm photovoltaics AG (a)	22,800	1,046,466
Colonia Real Estate AG (a)	268,101	1,676,727
DIC Asset AG	61,600	766,878
Software AG (Bearer)	27,227	2,426,390
TOTAL GERMANY		14,931,185
Common Stocks - continued
	Shares	Value
Greece - 0.7%
Terna Energy SA	256,451	$ 2,452,973
Hong Kong - 0.3%
Champion (REIT)	2,526,936	1,063,559
India - 0.5%
Jyothy Laboratories Ltd.	133,070	422,563
Tata Steel Ltd.	139,013	1,375,102
TOTAL INDIA		1,797,665
Israel - 0.2%
Partner Communications Co. Ltd. ADR	43,658	822,953
Italy - 1.6%
Azimut Holdings SpA	392,164	4,749,442
Interpump Group SpA (a)	223,400	1,365,932
TOTAL ITALY		6,115,374
Japan - 20.1%
Autobacs Seven Co. Ltd.	103,300	3,484,122
Daikoku Denki Co. Ltd.	88,400	1,752,471
Daikokutenbussan Co. Ltd.	34,800	1,040,137
FCC Co. Ltd.	99,300	1,707,521
Fukuoka (REIT) Investment Fund	307	1,759,252
GCA Savvian Group Corp. (c)	1,158	1,345,727
Glory Ltd.	46,100	1,014,442
Goldcrest Co. Ltd.	33,260	1,009,661
Gunma Bank Ltd.	344,000	1,792,271
Japan Steel Works Ltd.	155,000	1,709,490
Kamigumi Co. Ltd.	195,000	1,464,842
Kobayashi Pharmaceutical Co. Ltd.	114,000	4,906,622
Meiko Network Japan Co. Ltd.	109,600	706,228
Miraial Co. Ltd.	33,200	776,162
Nabtesco Corp.	149,000	1,715,532
Nachi-Fujikoshi Corp. (c)	645,000	1,429,048
Nagaileben Co. Ltd.	39,600	871,084
Nihon Parkerizing Co. Ltd.	144,000	1,707,307
Nippon Seiki Co. Ltd.	194,000	2,037,399
Nippon Thompson Co. Ltd.	752,000	3,944,297
Nitto Kohki Co. Ltd.	44,700	927,004
Obic Co. Ltd.	12,330	2,084,973
ORIX Corp.	23,830	1,539,380
Osaka Securities Exchange Co. Ltd.	1,289	6,186,049
OSG Corp. (c)	173,800	1,709,445
Pal Co. Ltd.	17,350	368,085
Common Stocks - continued
	Shares	Value
Japan - continued
SAZABY, Inc.	36,800	$ 498,755
SHIMANO, Inc.	34,800	1,330,786
SHO-BOND Holdings Co. Ltd.	116,200	2,032,538
Sompo Japan Insurance, Inc.	129,000	754,417
Sparx Group Co. Ltd. (a)	556	56,230
The Daishi Bank Ltd., Niigata	298,000	1,085,611
The Nippon Synthetic Chemical Industry Co. Ltd.	204,000	1,498,340
THK Co. Ltd.	99,900	1,726,349
Toho Holdings Co. Ltd.	134,600	1,979,979
Tsumura & Co.	165,900	5,709,174
Tsutsumi Jewelry Co. Ltd.	59,400	1,398,273
USS Co. Ltd.	81,170	4,910,468
Yamato Kogyo Co. Ltd.	98,300	2,950,142
TOTAL JAPAN		74,919,613
Korea (South) - 0.5%
NHN Corp. (a)	14,059	2,065,960
Luxembourg - 0.2%
GlobeOp Financial Services SA	217,500	687,401
Mexico - 0.9%
Cemex SA de CV sponsored ADR	144,543	1,500,356
Desarrolladora Homex SAB de CV sponsored ADR (a)(c)	51,600	1,834,896
TOTAL MEXICO		3,335,252
Netherlands - 2.9%
Aalberts Industries NV	155,900	1,961,036
ASM International NV (NASDAQ) (a)	49,600	988,528
Heijmans NV unit (a)	79,390	1,418,856
James Hardie Industries NV sponsored ADR (a)(c)	88,375	2,755,533
QIAGEN NV (a)	179,600	3,741,068
TOTAL NETHERLANDS		10,865,021
Norway - 0.4%
Sevan Marine ASA (a)	1,018,000	1,651,599
Papua New Guinea - 0.8%
Lihir Gold Ltd. sponsored ADR (c)	87,500	2,385,250
Oil Search Ltd.	134,686	698,298
TOTAL PAPUA NEW GUINEA		3,083,548
Philippines - 0.4%
Jollibee Food Corp.	1,473,200	1,582,585
Common Stocks - continued
	Shares	Value
Singapore - 2.8%
Allgreen Properties Ltd.	2,159,000	$ 1,742,413
Keppel Land Ltd.	596,000	1,185,187
Singapore Exchange Ltd.	983,000	5,569,085
Wing Tai Holdings Ltd.	1,638,000	1,917,033
TOTAL SINGAPORE		10,413,718
South Africa - 3.3%
African Rainbow Minerals Ltd.	230,300	4,507,247
Blue Financial Services Ltd. (a)	5,589,260	715,425
Clicks Group Ltd.	496,364	1,569,304
JSE Ltd.	232,081	1,800,206
Mr. Price Group Ltd.	441,900	2,030,619
MTN Group Ltd.	113,000	1,699,520
TOTAL SOUTH AFRICA		12,322,321
Spain - 1.2%
Grifols SA	20,232	327,645
Prosegur Comp Securidad SA (Reg.)	95,909	4,043,515
TOTAL SPAIN		4,371,160
Sweden - 1.0%
Intrum Justitia AB	154,000	1,897,529
Swedish Match Co.	87,400	1,793,652
TOTAL SWEDEN		3,691,181
Switzerland - 2.5%
Actelion Ltd. (Reg.) (a)	13,275	732,900
Bank Sarasin & Co. Ltd. Series B (Reg.)	142,725	5,695,925
Sonova Holding AG	28,099	2,897,256
TOTAL SWITZERLAND		9,326,081
Taiwan - 0.2%
Prime View International Co. Ltd.	447,000	725,623
Turkey - 2.6%
Albaraka Turk Katilim Bankasi AS	1,142,000	1,777,373
Anadolu Efes Biracilik ve Malt Sanyii AS	169,000	1,933,356
Asya Katilim Bankasi AS (a)	1,489,000	3,109,717
Coca-Cola Icecek AS	278,000	2,163,352
Tupras-Turkiye Petrol Rafinerileri AS	36,800	636,382
TOTAL TURKEY		9,620,180
United Kingdom - 16.0%
Babcock International Group PLC	337,600	3,361,658
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Begbies Traynor Group PLC	949,500	$ 1,652,422
BlueBay Asset Management	158,896	970,457
Bovis Homes Group PLC	564,852	3,819,854
Cobham PLC	397,400	1,432,783
Derwent London PLC	89,400	1,827,373
Great Portland Estates PLC	547,489	2,220,203
H&T Group PLC	338,200	1,596,363
InterContinental Hotel Group PLC ADR (c)	180,700	2,296,697
Johnson Matthey PLC	111,189	2,577,607
Man Group PLC	149,201	759,370
Meggitt PLC	595,800	2,396,552
Mothercare PLC	180,701	1,708,847
Persimmon PLC	315,163	2,087,331
Quintain Estates & Development PLC (a)	243,306	774,952
Rotork PLC	69,500	1,297,375
Serco Group PLC	604,704	5,018,619
Shaftesbury PLC	370,732	2,291,634
Spectris PLC	173,734	1,932,477
Spirax-Sarco Engineering PLC	255,330	4,560,905
SSL International PLC	438,551	4,568,483
St. Modwen Properties PLC (a)	248,200	914,418
Ted Baker PLC	269,300	1,812,761
Ultra Electronics Holdings PLC	86,269	1,868,185
Unite Group PLC	972,770	4,248,269
Victrex PLC	146,082	1,825,163
TOTAL UNITED KINGDOM		59,820,758
United States of America - 10.4%
Advanced Energy Industries, Inc. (a)	415,719	5,075,929
Airgas, Inc.	36,800	1,632,448
Autoliv, Inc.	91,800	3,082,644
Broadpoint Gleacher Securities Group, Inc. (a)	137,500	875,875
Cymer, Inc. (a)	64,500	2,208,480
Dril-Quip, Inc. (a)	23,900	1,161,301
Evercore Partners, Inc. Class A	42,700	1,393,728
FMC Technologies, Inc. (a)	16,000	841,600
ION Geophysical Corp. (a)	292,889	1,121,765
Juniper Networks, Inc. (a)	75,500	1,926,005
Kansas City Southern (a)	55,600	1,347,188
Lam Research Corp. (a)	24,803	836,357
Martin Marietta Materials, Inc. (c)	14,900	1,241,468
Mohawk Industries, Inc. (a)	108,000	4,625,640
Common Stocks - continued
	Shares	Value
United States of America - continued
PriceSmart, Inc.	399,040	$ 7,701,475
ResMed, Inc. (a)	33,800	1,663,298
Varian Semiconductor Equipment Associates, Inc. (a)	43,000	1,220,770
Verisk Analytics, Inc.	35,500	973,765
TOTAL UNITED STATES OF AMERICA		38,929,736
TOTAL COMMON STOCKS (Cost $283,057,113)		363,438,704
Investment Companies - 1.0%

United States of America - 1.0%
iShares MSCI EAFE Small Cap Index ETF (Cost $3,716,045)	101,700	3,598,146
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.20% (d)	5,029,460	5,029,460
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	15,036,302	15,036,302
TOTAL MONEY MARKET FUNDS (Cost $20,065,762)		20,065,762
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $306,838,920)		387,102,612
NET OTHER ASSETS - (3.7)%		(13,812,639)
NET ASSETS - 100%		$ 373,289,973
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,905
Fidelity Securities Lending Cash Central Fund	475,159
Total	$ 502,064
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 74,919,613	$ -	$ 74,919,613	$ -
United Kingdom	59,820,758	59,820,758	-	-
United States of America	38,929,736	38,929,736	-	-
Canada	19,195,086	19,195,086	-	-
Germany	14,931,185	14,931,185	-	-
Brazil	14,845,618	14,845,618	-	-
France	12,383,708	12,383,708	-	-
South Africa	12,322,321	12,322,321	-	-
Netherlands	10,865,021	10,865,021	-	-
Other	105,225,658	69,779,131	35,446,527	-
Investment Companies	3,598,146	3,598,146	-	-
Money Market Funds	20,065,762	20,065,762	-	-
Total Investments in Securities:	$ 387,102,612	$ 276,736,472	$ 110,366,140	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $476,786,258 of which $146,419,794 and $330,366,464 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $14,338,046) - See accompanying schedule: Unaffiliated issuers (cost $286,773,158)	$ 367,036,850
Fidelity Central Funds (cost $20,065,762)	20,065,762
Total Investments (cost $306,838,920)		$ 387,102,612
Foreign currency held at value (cost $214,475)		213,135
Receivable for investments sold		3,159,766
Receivable for fund shares sold		220,223
Dividends receivable		1,117,027
Distributions receivable from Fidelity Central Funds		7,494
Prepaid expenses		2,176
Other receivables		38,733
Total assets		391,861,166

Liabilities
Payable for investments purchased	$ 2,651,167
Payable for fund shares redeemed	539,285
Accrued management fee	120,759
Distribution fees payable	19,011
Other affiliated payables	123,448
Other payables and accrued expenses	81,221
Collateral on securities loaned, at value	15,036,302
Total liabilities		18,571,193

Net Assets		$ 373,289,973
Net Assets consist of:
Paid in capital		$ 766,296,941
Undistributed net investment income		3,633,664
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(476,919,220)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,278,588
Net Assets		$ 373,289,973

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,883,408 ÷ 2,339,133 shares)	$ 8.07

Maximum offering price per share (100/94.25 of $8.07)	$ 8.56
Class T: Net Asset Value and redemption price per share ($11,915,318 ÷ 1,489,210 shares)	$ 8.00

Maximum offering price per share (100/96.50 of $8.00)	$ 8.29
Class B: Net Asset Value and offering price per share ($2,798,861 ÷ 355,711 shares)A	$ 7.87

Class C: Net Asset Value and offering price per share ($8,542,931 ÷ 1,087,208 shares)A	$ 7.86

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($329,127,800 ÷ 40,408,687 shares)	$ 8.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,021,655 ÷ 248,399 shares)	$ 8.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 5,888,145
Income from Fidelity Central Funds (including $475,159 from security lending)		502,064
		6,390,209
Less foreign taxes withheld		(414,571)
Total income		5,975,638

Expenses
Management fee Basic fee	$ 2,729,294
Performance adjustment	(2,083,007)
Transfer agent fees	995,851
Distribution fees	188,339
Accounting and security lending fees	169,838
Custodian fees and expenses	193,018
Independent trustees' compensation	2,346
Registration fees	74,601
Audit	73,681
Legal	1,756
Miscellaneous	8,124
Total expenses before reductions	2,353,841
Expense reductions	(152,567)	2,201,274
Net investment income (loss)		3,774,364
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(317,794,553)
Investment not meeting investment restrictions	1,590,368
Foreign currency transactions	(160,040)
Total net realized gain (loss)		(316,364,225)
Change in net unrealized appreciation (depreciation) on: Investment securities	391,824,749
Assets and liabilities in foreign currencies	19,128
Total change in net unrealized appreciation (depreciation)		391,843,877
Net gain (loss)		75,479,652
Net increase (decrease) in net assets resulting from operations		$ 79,254,016

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,774,364	$ 2,902,276
Net realized gain (loss)	(316,364,225)	(156,690,003)
Change in net unrealized appreciation (depreciation)	391,843,877	(647,198,943)
Net increase (decrease) in net assets resulting from operations	79,254,016	(800,986,670)
Distributions to shareholders from net investment income	(140,700)	(4,817,372)
Distributions to shareholders from net realized gain	-	(154,491,933)
Total distributions	(140,700)	(159,309,305)
Share transactions - net increase (decrease)	(68,133,927)	(308,489,372)
Redemption fees	113,424	307,719
Total increase (decrease) in net assets	11,092,813	(1,268,477,628)

Net Assets
Beginning of period	362,197,160	1,630,674,788
End of period (including undistributed net investment income of $3,633,664 and $0, respectively)	$ 373,289,973	$ 362,197,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.24	$ 18.97	$ 14.18	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.02	.02	- J	- J
Net realized and unrealized gain (loss)	1.77	(10.85)	4.76	3.74	.40
Total from investment operations	1.83	(10.83)	4.78	3.74	.40
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(1.88)	-	- J	-
Total distributions	-	(1.90) K	-	- J	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 8.07	$ 6.24	$ 18.97	$ 14.18	$ 10.41
Total Return B, C, D	29.33%	(62.98)%	33.78%	36.25%	4.10%
Ratios to Average Net Assets F, I
Expenses before reductions	.94%	1.75%	1.63%	1.63%	2.67% A
Expenses net of fee waivers, if any	.94%	1.66%	1.63%	1.63%	1.65% A
Expenses net of all reductions	.89%	1.62%	1.59%	1.51%	1.54% A
Net investment income (loss)	1.00%	.13%	.10%	.02%	(.09)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,883	$ 17,905	$ 70,785	$ 35,674	$ 5,533
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.903 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.20	$ 18.85	$ 14.12	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	(.02)	(.02)	(.03)	(.01)
Net realized and unrealized gain (loss)	1.75	(10.78)	4.74	3.74	.38
Total from investment operations	1.80	(10.80)	4.72	3.71	.37
Distributions from net realized gain	-	(1.85) K	-	-	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 8.00	$ 6.20	$ 18.85	$ 14.12	$ 10.38
Total Return B, C, D	29.03%	(63.08)%	33.50%	36.03%	3.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.20%	2.00%	1.85%	1.85%	2.92% A
Expenses net of fee waivers, if any	1.20%	1.91%	1.85%	1.85%	1.90% A
Expenses net of all reductions	1.15%	1.87%	1.81%	1.74%	1.78% A
Net investment income (loss)	.74%	(.12)%	(.13)%	(.20)%	(.33)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,915	$ 11,614	$ 46,568	$ 28,309	$ 2,704
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J Amount represents less than $.01 per share.

K Total distributions of $1.852 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.12	$ 18.64	$ 14.04	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	1.73	(10.68)	4.70	3.74	.38
Total from investment operations	1.75	(10.76)	4.59	3.64	.36
Distributions from net realized gain	-	(1.76) K	-	-	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 7.87	$ 6.12	$ 18.64	$ 14.04	$ 10.37
Total Return B, C, D	28.59%	(63.32)%	32.76%	35.39%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	1.69%	2.51%	2.40%	2.45%	3.43% A
Expenses net of fee waivers, if any	1.69%	2.41%	2.40%	2.41%	2.40% A
Expenses net of all reductions	1.64%	2.38%	2.36%	2.30%	2.27% A
Net investment income (loss)	.25%	(.62)%	(.67)%	(.76)%	(.82)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,799	$ 2,687	$ 10,975	$ 7,709	$ 1,705
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.760 per share is comprised of distributions from net realized gain of $1.760 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.11	$ 18.63	$ 14.03	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	1.73	(10.66)	4.70	3.73	.38
Total from investment operations	1.75	(10.74)	4.59	3.63	.36
Distributions from net realized gain	-	(1.78) K	-	-	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 7.86	$ 6.11	$ 18.63	$ 14.03	$ 10.37
Total Return B, C, D	28.64%	(63.32)%	32.79%	35.29%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	1.68%	2.51%	2.38%	2.38%	3.32% A
Expenses net of fee waivers, if any	1.68%	2.41%	2.38%	2.38%	2.40% A
Expenses net of all reductions	1.63%	2.38%	2.34%	2.27%	2.29% A
Net investment income (loss)	.26%	(.62)%	(.66)%	(.73)%	(.84)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,543	$ 9,497	$ 40,894	$ 26,320	$ 3,317
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.775 per share is comprised of distributions from net realized gain of $1.775 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.28	$ 19.09	$ 14.23	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.05	.07	.05	- I
Net realized and unrealized gain (loss)	1.78	(10.92)	4.78	3.75	.39
Total from investment operations	1.86	(10.87)	4.85	3.80	.39
Distributions from net investment income	- I	(.06)	-	-	-
Distributions from net realized gain	-	(1.88)	-	- I	-
Total distributions	- I	(1.94) J	-	- I	-
Redemption fees added to paid in capital D	- I	- I	.01	.03	.01
Net asset value, end of period	$ 8.14	$ 6.28	$ 19.09	$ 14.23	$ 10.40
Total Return B, C	29.68%	(62.91)%	34.15%	36.86%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	.68%	1.44%	1.30%	1.28%	2.25% A
Expenses net of fee waivers, if any	.68%	1.44%	1.30%	1.28%	1.40% A
Expenses net of all reductions	.64%	1.40%	1.25%	1.16%	1.31% A
Net investment income (loss)	1.25%	.36%	.43%	.37%	.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 329,128	$ 312,376	$ 1,433,844	$ 981,210	$ 197,349
Portfolio turnover rate F	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.942 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.27	$ 19.09	$ 14.22	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.05	.08	.05	- I
Net realized and unrealized gain (loss)	1.79	(10.92)	4.78	3.74	.39
Total from investment operations	1.87	(10.87)	4.86	3.79	.39
Distributions from net investment income	- I	(.07)	-	-	-
Distributions from net realized gain	-	(1.88)	-	- I	-
Total distributions	- I	(1.95) J	-	- I	-
Redemption fees added to paid in capital D	- I	- I	.01	.03	.01
Net asset value, end of period	$ 8.14	$ 6.27	$ 19.09	$ 14.22	$ 10.40
Total Return B, C	29.87%	(62.95)%	34.25%	36.77%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	.68%	1.40%	1.29%	1.25%	2.25% A
Expenses net of fee waivers, if any	.68%	1.40%	1.29%	1.25%	1.40% A
Expenses net of all reductions	.64%	1.37%	1.25%	1.14%	1.29% A
Net investment income (loss)	1.25%	.39%	.44%	.40%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,022	$ 8,117	$ 27,609	$ 13,954	$ 2,849
Portfolio turnover rate F	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.952 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 82,665,031
Gross unrealized depreciation	(6,717,798)
Net unrealized appreciation (depreciation)	$ 75,947,233

Tax Cost	$ 311,155,379

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,817,160
Capital loss carryforward	$ (476,786,258)
Net unrealized appreciation (depreciation)	$ 75,962,129

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 140,700	$ 16,665,902
Long-term Capital Gains	-	142,643,403
Total	$ 140,700	$ 159,309,305

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $549,961,125 and $616,398,399, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .20% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 40,018	$ 63
Class T	.25%	.25%	50,427	1
Class B	.75%	.25%	23,929	18,006
Class C	.75%	.25%	73,965	9,241
			$ 188,339	$ 27,311

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,541
Class T	2,553
Class B*	7,584
Class C*	881
$ 16,559

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 50,683.32
Class T	33,588.33
Class B	7,633.32
Class C	23,009.31
International Small Cap Opportunities	870,012.31
Institutional Class	10,926.31
	$ 995,851

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,344 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,686 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

7. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $152,567 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ -	$ 91,280
International Small Cap Opportunities	138,653	4,620,425
Institutional Class	2,047	105,667
Total	$ 140,700	$ 4,817,372
From net realized gain
Class A	$ -	$ 6,856,940
Class T	-	4,515,065
Class B	-	1,019,225
Class C	-	3,838,511
International Small Cap Opportunities	-	135,580,534
Institutional Class	-	2,681,658
Total	$ -	$ 154,491,933

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	560,746	828,854	$ 3,588,317	$ 10,916,918
Reinvestment of distributions	-	416,175	-	6,313,370
Shares redeemed	(1,093,254)	(2,104,322)	(6,722,964)	(25,609,420)
Net increase (decrease)	(532,508)	(859,293)	$ (3,134,647)	$ (8,379,132)
Class T
Shares sold	318,902	298,437	$ 2,064,516	$ 3,745,246
Reinvestment of distributions	-	288,615	-	4,360,975
Shares redeemed	(704,037)	(1,182,864)	(4,201,658)	(14,814,150)
Net increase (decrease)	(385,135)	(595,812)	$ (2,137,142)	$ (6,707,929)
Class B
Shares sold	50,745	67,210	$ 317,874	$ 882,196
Reinvestment of distributions	-	61,167	-	917,505
Shares redeemed	(133,859)	(278,427)	(788,113)	(3,422,675)
Net increase (decrease)	(83,114)	(150,050)	$ (470,239)	$ (1,622,974)
Class C
Shares sold	196,866	393,320	$ 1,233,043	$ 4,565,906
Reinvestment of distributions	-	216,879	-	3,248,846
Shares redeemed	(662,831)	(1,252,106)	(3,650,532)	(14,199,211)
Net increase (decrease)	(465,965)	(641,907)	$ (2,417,489)	$ (6,384,459)
International Small Cap Opportunities
Shares sold	7,245,986	10,644,155	$ 48,782,866	$ 141,713,979
Reinvestment of distributions	21,738	8,363,264	128,470	127,539,782
Shares redeemed	(16,613,794)	(44,345,885)	(102,979,613)	(553,799,561)
Net increase (decrease)	(9,346,070)	(25,338,466)	$ (54,068,277)	$ (284,545,800)
Institutional Class
Shares sold	256,950	915,939	$ 1,455,739	$ 11,419,413
Reinvestment of distributions	122	149,148	720	2,273,017
Shares redeemed	(1,302,675)	(1,217,529)	(7,362,592)	(14,541,508)
Net increase (decrease)	(1,045,603)	(152,442)	$ (5,906,133)	$ (849,078)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period August 25, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period August 25, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.074	$0.09
Class T	12/07/09	12/04/09	$0.058	$0.09
Class B	12/07/09	12/04/09	$0.033	$0.09
Class C	12/07/09	12/04/09	$0.033	$0.09

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Fidelity International Small Cap Opportunities (retail class) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap Opportunities (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap Opportunities (retail class) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Small Cap Opportunities (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 20% means that 80% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and Fidelity International Small Cap Opportunities (retail class) ranked below its competitive median for 2008, the total expenses of Class B ranked equal to its competitive median for 2008, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AILS-UANN-1209
1.815089.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Small Cap Opportunities
Fund - Institutional Class

Annual Report

October 31, 2009

Institutional Class
is a class of Fidelity®
International Small Cap
Opportunities Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
Institutional Class	29.87%	-1.97%

A From August 2, 2005.

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Opportunities Fund - Institutional Class on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor International Small Cap Opportunities Fund: During the year, the fund's Institutional Class shares gained 29.87%, compared with 48.78% for the MSCI EAFE Small Cap Index. Stock selection in technology hurt, especially stakes in Taiwan's Himax Technologies and HannStar Display, makers of flat-panel display products that were sold from the portfolio. The fund also was hurt by diversified financials stocks, especially Promise, a Japanese consumer finance company; Swiss private bank EFG International; and Japan's Osaka Securities Exchange. Other notable detractors included Chinese media company Focus Media Holding, which I sold; Japanese herbal medicine business Tsumura & Co; and U.S.-based warehouse club operator PriceSmart. Stock selection in industrials was another source of relative underperformance. On a regional basis, our weakest results were in the U.K., China and Japan. In contrast, stock picking in materials was very helpful, especially positions in two gold-mining companies, Lihir Gold and Agnico-Eagle Mines - based in Papua New Guinea and Canada, respectively. In energy, Canada's Petrobank Energy & Resources, an oil and natural gas exploration and production company, also helped the fund. Several stocks I've mentioned were out-of-index positions, and several were sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.04%
Actual		$ 1,000.00	$ 1,389.00	$ 6.26
Hypothetical A		$ 1,000.00	$ 1,019.96	$ 5.30
Class T	1.31%
Actual		$ 1,000.00	$ 1,388.90	$ 7.89
Hypothetical A		$ 1,000.00	$ 1,018.60	$ 6.67
Class B	1.79%
Actual		$ 1,000.00	$ 1,385.60	$ 10.76
Hypothetical A		$ 1,000.00	$ 1,016.18	$ 9.10
Class C	1.80%
Actual		$ 1,000.00	$ 1,386.20	$ 10.83
Hypothetical A		$ 1,000.00	$ 1,016.13	$ 9.15
International Small Cap Opportunities	.79%
Actual		$ 1,000.00	$ 1,391.50	$ 4.76
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,391.50	$ 5.18
Hypothetical A		$ 1,000.00	$ 1,020.87	$ 4.38

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan 20.1%
United Kingdom 16.0%
United States of America 13.1%
Canada 5.1%
Germany 4.0%
Brazil 4.0%
France 3.3%
South Africa 3.3%
Netherlands 2.9%
Other 28.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 22.1%
United Kingdom 19.1%
United States of America 14.0%
Canada 4.7%
Germany 4.3%
Switzerland 4.3%
South Africa 3.6%
Spain 2.9%
Netherlands 2.7%
Other 22.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.3	98.3
Short-Term Investments and Net Other Assets	1.7	1.7
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.1	2.4
Petrobank Energy & Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.7	1.6
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.9
Ports Design Ltd. (Bermuda, Textiles, Apparel & Luxury Goods)	1.6	1.1
Tsumura & Co. (Japan, Pharmaceuticals)	1.5	2.2
Bank Sarasin & Co. Ltd. Series B (Reg.) (Switzerland, Capital Markets)	1.5	2.6
Singapore Exchange Ltd. (Singapore, Diversified Financial Services)	1.5	1.5
Aixtron AG (Germany, Semiconductors & Semiconductor Equipment)	1.4	0.0
Advanced Energy Industries, Inc. (United States of America, Semiconductors & Semiconductor Equipment)	1.4	1.5
Serco Group PLC (United Kingdom, Commercial Services & Supplies)	1.3	2.5
	15.6
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	18.4
Industrials	19.0	16.8
Consumer Discretionary	16.4	16.9
Materials	10.2	8.6
Information Technology	8.2	11.5
Health Care	7.5	10.2
Consumer Staples	7.1	7.4
Energy	5.3	4.5
Telecommunication Services	0.7	3.6
Utilities	0.7	0.4

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 1.7%
Macquarie Group Ltd.	27,841	$ 1,218,915
Macquarie Office Trust	3,822,867	1,069,932
MAp Group:
unit	1,156,777	2,941,487
unit (a)	98,394	254,109
OZ Minerals Ltd. (a)	744,633	778,382
TOTAL AUSTRALIA		6,262,825
Austria - 0.6%
Andritz AG	38,800	2,147,386
Bailiwick of Jersey - 1.2%
Informa PLC	937,257	4,511,728
Belgium - 1.3%
Gimv NV	31,800	1,796,471
Umicore SA	97,882	2,988,794
TOTAL BELGIUM		4,785,265
Bermuda - 2.4%
China Sports International Ltd.	1,737,000	200,587
Northern Offshore Ltd. (a)	944,111	1,483,907
Ports Design Ltd.	2,165,500	5,835,926
Seadrill Ltd. (a)	72,400	1,512,206
TOTAL BERMUDA		9,032,626
Brazil - 4.0%
Banco ABC Brasil SA	596,300	3,365,445
BM&F BOVESPA SA	390,200	2,514,632
BR Malls Participacoes SA (a)	80,200	860,196
Braskem SA Class A sponsored ADR (a)(c)	309,100	4,055,392
Iguatemi Empresa de Shopping Centers SA	89,400	1,322,320
MRV Engenharia e Participacoes SA	75,800	1,424,586
Votorantim Celulose e Papel SA sponsored ADR (a)	94,836	1,303,047
TOTAL BRAZIL		14,845,618
Canada - 5.1%
Agnico-Eagle Mines Ltd. (Canada)	19,500	1,037,263
Eldorado Gold Corp. (a)	159,700	1,778,623
Fairfax Financial Holdings Ltd. (sub. vtg.)	9,390	3,356,501
Niko Resources Ltd.	45,200	3,656,573
Open Text Corp. (a)	39,700	1,481,165
PetroBakken Energy Ltd. Class A	26,486	763,626
Common Stocks - continued
	Shares	Value
Canada - continued
Petrobank Energy & Resources Ltd. (a)(c)	145,500	$ 6,360,964
Quadra Mining Ltd. (a)	54,600	760,371
TOTAL CANADA		19,195,086
Cayman Islands - 0.3%
China Dongxiang Group Co. Ltd.	775,000	473,527
Wynn Macau Ltd.	620,800	778,663
TOTAL CAYMAN ISLANDS		1,252,190
China - 0.9%
Ausnutria Dairy Hunan Co. Ltd. Class H	1,192,000	1,009,239
China Nepstar Chain Drugstore Ltd. ADR (c)	228,400	1,500,588
China Zaino International Ltd.	695,000	122,241
Li Ning Co. Ltd.	207,000	561,624
TOTAL CHINA		3,193,692
Denmark - 0.4%
William Demant Holding AS (a)	20,100	1,436,623
Finland - 2.6%
Metso Corp.	79,400	2,225,822
Nokian Tyres PLC	158,900	3,399,878
Outotec OYJ	131,400	4,170,811
TOTAL FINLAND		9,796,511
France - 3.3%
Audika SA	121,284	3,872,918
Laurent-Perrier Group (c)	18,338	1,464,761
Remy Cointreau SA	45,116	2,185,574
Saft Groupe SA	93,396	4,860,455
TOTAL FRANCE		12,383,708
Germany - 4.0%
Aixtron AG (c)	175,300	5,254,700
alstria office REIT-AG	109,678	1,213,703
Bilfinger Berger AG	32,577	2,099,714
Biotest AG	7,058	446,607
centrotherm photovoltaics AG (a)	22,800	1,046,466
Colonia Real Estate AG (a)	268,101	1,676,727
DIC Asset AG	61,600	766,878
Software AG (Bearer)	27,227	2,426,390
TOTAL GERMANY		14,931,185
Common Stocks - continued
	Shares	Value
Greece - 0.7%
Terna Energy SA	256,451	$ 2,452,973
Hong Kong - 0.3%
Champion (REIT)	2,526,936	1,063,559
India - 0.5%
Jyothy Laboratories Ltd.	133,070	422,563
Tata Steel Ltd.	139,013	1,375,102
TOTAL INDIA		1,797,665
Israel - 0.2%
Partner Communications Co. Ltd. ADR	43,658	822,953
Italy - 1.6%
Azimut Holdings SpA	392,164	4,749,442
Interpump Group SpA (a)	223,400	1,365,932
TOTAL ITALY		6,115,374
Japan - 20.1%
Autobacs Seven Co. Ltd.	103,300	3,484,122
Daikoku Denki Co. Ltd.	88,400	1,752,471
Daikokutenbussan Co. Ltd.	34,800	1,040,137
FCC Co. Ltd.	99,300	1,707,521
Fukuoka (REIT) Investment Fund	307	1,759,252
GCA Savvian Group Corp. (c)	1,158	1,345,727
Glory Ltd.	46,100	1,014,442
Goldcrest Co. Ltd.	33,260	1,009,661
Gunma Bank Ltd.	344,000	1,792,271
Japan Steel Works Ltd.	155,000	1,709,490
Kamigumi Co. Ltd.	195,000	1,464,842
Kobayashi Pharmaceutical Co. Ltd.	114,000	4,906,622
Meiko Network Japan Co. Ltd.	109,600	706,228
Miraial Co. Ltd.	33,200	776,162
Nabtesco Corp.	149,000	1,715,532
Nachi-Fujikoshi Corp. (c)	645,000	1,429,048
Nagaileben Co. Ltd.	39,600	871,084
Nihon Parkerizing Co. Ltd.	144,000	1,707,307
Nippon Seiki Co. Ltd.	194,000	2,037,399
Nippon Thompson Co. Ltd.	752,000	3,944,297
Nitto Kohki Co. Ltd.	44,700	927,004
Obic Co. Ltd.	12,330	2,084,973
ORIX Corp.	23,830	1,539,380
Osaka Securities Exchange Co. Ltd.	1,289	6,186,049
OSG Corp. (c)	173,800	1,709,445
Pal Co. Ltd.	17,350	368,085
Common Stocks - continued
	Shares	Value
Japan - continued
SAZABY, Inc.	36,800	$ 498,755
SHIMANO, Inc.	34,800	1,330,786
SHO-BOND Holdings Co. Ltd.	116,200	2,032,538
Sompo Japan Insurance, Inc.	129,000	754,417
Sparx Group Co. Ltd. (a)	556	56,230
The Daishi Bank Ltd., Niigata	298,000	1,085,611
The Nippon Synthetic Chemical Industry Co. Ltd.	204,000	1,498,340
THK Co. Ltd.	99,900	1,726,349
Toho Holdings Co. Ltd.	134,600	1,979,979
Tsumura & Co.	165,900	5,709,174
Tsutsumi Jewelry Co. Ltd.	59,400	1,398,273
USS Co. Ltd.	81,170	4,910,468
Yamato Kogyo Co. Ltd.	98,300	2,950,142
TOTAL JAPAN		74,919,613
Korea (South) - 0.5%
NHN Corp. (a)	14,059	2,065,960
Luxembourg - 0.2%
GlobeOp Financial Services SA	217,500	687,401
Mexico - 0.9%
Cemex SA de CV sponsored ADR	144,543	1,500,356
Desarrolladora Homex SAB de CV sponsored ADR (a)(c)	51,600	1,834,896
TOTAL MEXICO		3,335,252
Netherlands - 2.9%
Aalberts Industries NV	155,900	1,961,036
ASM International NV (NASDAQ) (a)	49,600	988,528
Heijmans NV unit (a)	79,390	1,418,856
James Hardie Industries NV sponsored ADR (a)(c)	88,375	2,755,533
QIAGEN NV (a)	179,600	3,741,068
TOTAL NETHERLANDS		10,865,021
Norway - 0.4%
Sevan Marine ASA (a)	1,018,000	1,651,599
Papua New Guinea - 0.8%
Lihir Gold Ltd. sponsored ADR (c)	87,500	2,385,250
Oil Search Ltd.	134,686	698,298
TOTAL PAPUA NEW GUINEA		3,083,548
Philippines - 0.4%
Jollibee Food Corp.	1,473,200	1,582,585
Common Stocks - continued
	Shares	Value
Singapore - 2.8%
Allgreen Properties Ltd.	2,159,000	$ 1,742,413
Keppel Land Ltd.	596,000	1,185,187
Singapore Exchange Ltd.	983,000	5,569,085
Wing Tai Holdings Ltd.	1,638,000	1,917,033
TOTAL SINGAPORE		10,413,718
South Africa - 3.3%
African Rainbow Minerals Ltd.	230,300	4,507,247
Blue Financial Services Ltd. (a)	5,589,260	715,425
Clicks Group Ltd.	496,364	1,569,304
JSE Ltd.	232,081	1,800,206
Mr. Price Group Ltd.	441,900	2,030,619
MTN Group Ltd.	113,000	1,699,520
TOTAL SOUTH AFRICA		12,322,321
Spain - 1.2%
Grifols SA	20,232	327,645
Prosegur Comp Securidad SA (Reg.)	95,909	4,043,515
TOTAL SPAIN		4,371,160
Sweden - 1.0%
Intrum Justitia AB	154,000	1,897,529
Swedish Match Co.	87,400	1,793,652
TOTAL SWEDEN		3,691,181
Switzerland - 2.5%
Actelion Ltd. (Reg.) (a)	13,275	732,900
Bank Sarasin & Co. Ltd. Series B (Reg.)	142,725	5,695,925
Sonova Holding AG	28,099	2,897,256
TOTAL SWITZERLAND		9,326,081
Taiwan - 0.2%
Prime View International Co. Ltd.	447,000	725,623
Turkey - 2.6%
Albaraka Turk Katilim Bankasi AS	1,142,000	1,777,373
Anadolu Efes Biracilik ve Malt Sanyii AS	169,000	1,933,356
Asya Katilim Bankasi AS (a)	1,489,000	3,109,717
Coca-Cola Icecek AS	278,000	2,163,352
Tupras-Turkiye Petrol Rafinerileri AS	36,800	636,382
TOTAL TURKEY		9,620,180
United Kingdom - 16.0%
Babcock International Group PLC	337,600	3,361,658
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Begbies Traynor Group PLC	949,500	$ 1,652,422
BlueBay Asset Management	158,896	970,457
Bovis Homes Group PLC	564,852	3,819,854
Cobham PLC	397,400	1,432,783
Derwent London PLC	89,400	1,827,373
Great Portland Estates PLC	547,489	2,220,203
H&T Group PLC	338,200	1,596,363
InterContinental Hotel Group PLC ADR (c)	180,700	2,296,697
Johnson Matthey PLC	111,189	2,577,607
Man Group PLC	149,201	759,370
Meggitt PLC	595,800	2,396,552
Mothercare PLC	180,701	1,708,847
Persimmon PLC	315,163	2,087,331
Quintain Estates & Development PLC (a)	243,306	774,952
Rotork PLC	69,500	1,297,375
Serco Group PLC	604,704	5,018,619
Shaftesbury PLC	370,732	2,291,634
Spectris PLC	173,734	1,932,477
Spirax-Sarco Engineering PLC	255,330	4,560,905
SSL International PLC	438,551	4,568,483
St. Modwen Properties PLC (a)	248,200	914,418
Ted Baker PLC	269,300	1,812,761
Ultra Electronics Holdings PLC	86,269	1,868,185
Unite Group PLC	972,770	4,248,269
Victrex PLC	146,082	1,825,163
TOTAL UNITED KINGDOM		59,820,758
United States of America - 10.4%
Advanced Energy Industries, Inc. (a)	415,719	5,075,929
Airgas, Inc.	36,800	1,632,448
Autoliv, Inc.	91,800	3,082,644
Broadpoint Gleacher Securities Group, Inc. (a)	137,500	875,875
Cymer, Inc. (a)	64,500	2,208,480
Dril-Quip, Inc. (a)	23,900	1,161,301
Evercore Partners, Inc. Class A	42,700	1,393,728
FMC Technologies, Inc. (a)	16,000	841,600
ION Geophysical Corp. (a)	292,889	1,121,765
Juniper Networks, Inc. (a)	75,500	1,926,005
Kansas City Southern (a)	55,600	1,347,188
Lam Research Corp. (a)	24,803	836,357
Martin Marietta Materials, Inc. (c)	14,900	1,241,468
Mohawk Industries, Inc. (a)	108,000	4,625,640
Common Stocks - continued
	Shares	Value
United States of America - continued
PriceSmart, Inc.	399,040	$ 7,701,475
ResMed, Inc. (a)	33,800	1,663,298
Varian Semiconductor Equipment Associates, Inc. (a)	43,000	1,220,770
Verisk Analytics, Inc.	35,500	973,765
TOTAL UNITED STATES OF AMERICA		38,929,736
TOTAL COMMON STOCKS (Cost $283,057,113)		363,438,704
Investment Companies - 1.0%

United States of America - 1.0%
iShares MSCI EAFE Small Cap Index ETF (Cost $3,716,045)	101,700	3,598,146
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.20% (d)	5,029,460	5,029,460
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	15,036,302	15,036,302
TOTAL MONEY MARKET FUNDS (Cost $20,065,762)		20,065,762
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $306,838,920)		387,102,612
NET OTHER ASSETS - (3.7)%		(13,812,639)
NET ASSETS - 100%		$ 373,289,973
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,905
Fidelity Securities Lending Cash Central Fund	475,159
Total	$ 502,064
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 74,919,613	$ -	$ 74,919,613	$ -
United Kingdom	59,820,758	59,820,758	-	-
United States of America	38,929,736	38,929,736	-	-
Canada	19,195,086	19,195,086	-	-
Germany	14,931,185	14,931,185	-	-
Brazil	14,845,618	14,845,618	-	-
France	12,383,708	12,383,708	-	-
South Africa	12,322,321	12,322,321	-	-
Netherlands	10,865,021	10,865,021	-	-
Other	105,225,658	69,779,131	35,446,527	-
Investment Companies	3,598,146	3,598,146	-	-
Money Market Funds	20,065,762	20,065,762	-	-
Total Investments in Securities:	$ 387,102,612	$ 276,736,472	$ 110,366,140	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $476,786,258 of which $146,419,794 and $330,366,464 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $14,338,046) - See accompanying schedule: Unaffiliated issuers (cost $286,773,158)	$ 367,036,850
Fidelity Central Funds (cost $20,065,762)	20,065,762
Total Investments (cost $306,838,920)		$ 387,102,612
Foreign currency held at value (cost $214,475)		213,135
Receivable for investments sold		3,159,766
Receivable for fund shares sold		220,223
Dividends receivable		1,117,027
Distributions receivable from Fidelity Central Funds		7,494
Prepaid expenses		2,176
Other receivables		38,733
Total assets		391,861,166

Liabilities
Payable for investments purchased	$ 2,651,167
Payable for fund shares redeemed	539,285
Accrued management fee	120,759
Distribution fees payable	19,011
Other affiliated payables	123,448
Other payables and accrued expenses	81,221
Collateral on securities loaned, at value	15,036,302
Total liabilities		18,571,193

Net Assets		$ 373,289,973
Net Assets consist of:
Paid in capital		$ 766,296,941
Undistributed net investment income		3,633,664
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(476,919,220)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		80,278,588
Net Assets		$ 373,289,973

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,883,408 ÷ 2,339,133 shares)	$ 8.07

Maximum offering price per share (100/94.25 of $8.07)	$ 8.56
Class T: Net Asset Value and redemption price per share ($11,915,318 ÷ 1,489,210 shares)	$ 8.00

Maximum offering price per share (100/96.50 of $8.00)	$ 8.29
Class B: Net Asset Value and offering price per share ($2,798,861 ÷ 355,711 shares)A	$ 7.87

Class C: Net Asset Value and offering price per share ($8,542,931 ÷ 1,087,208 shares)A	$ 7.86

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($329,127,800 ÷ 40,408,687 shares)	$ 8.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,021,655 ÷ 248,399 shares)	$ 8.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 5,888,145
Income from Fidelity Central Funds (including $475,159 from security lending)		502,064
		6,390,209
Less foreign taxes withheld		(414,571)
Total income		5,975,638

Expenses
Management fee Basic fee	$ 2,729,294
Performance adjustment	(2,083,007)
Transfer agent fees	995,851
Distribution fees	188,339
Accounting and security lending fees	169,838
Custodian fees and expenses	193,018
Independent trustees' compensation	2,346
Registration fees	74,601
Audit	73,681
Legal	1,756
Miscellaneous	8,124
Total expenses before reductions	2,353,841
Expense reductions	(152,567)	2,201,274
Net investment income (loss)		3,774,364
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(317,794,553)
Investment not meeting investment restrictions	1,590,368
Foreign currency transactions	(160,040)
Total net realized gain (loss)		(316,364,225)
Change in net unrealized appreciation (depreciation) on: Investment securities	391,824,749
Assets and liabilities in foreign currencies	19,128
Total change in net unrealized appreciation (depreciation)		391,843,877
Net gain (loss)		75,479,652
Net increase (decrease) in net assets resulting from operations		$ 79,254,016

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,774,364	$ 2,902,276
Net realized gain (loss)	(316,364,225)	(156,690,003)
Change in net unrealized appreciation (depreciation)	391,843,877	(647,198,943)
Net increase (decrease) in net assets resulting from operations	79,254,016	(800,986,670)
Distributions to shareholders from net investment income	(140,700)	(4,817,372)
Distributions to shareholders from net realized gain	-	(154,491,933)
Total distributions	(140,700)	(159,309,305)
Share transactions - net increase (decrease)	(68,133,927)	(308,489,372)
Redemption fees	113,424	307,719
Total increase (decrease) in net assets	11,092,813	(1,268,477,628)

Net Assets
Beginning of period	362,197,160	1,630,674,788
End of period (including undistributed net investment income of $3,633,664 and $0, respectively)	$ 373,289,973	$ 362,197,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.24	$ 18.97	$ 14.18	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.02	.02	- J	- J
Net realized and unrealized gain (loss)	1.77	(10.85)	4.76	3.74	.40
Total from investment operations	1.83	(10.83)	4.78	3.74	.40
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(1.88)	-	- J	-
Total distributions	-	(1.90) K	-	- J	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 8.07	$ 6.24	$ 18.97	$ 14.18	$ 10.41
Total Return B, C, D	29.33%	(62.98)%	33.78%	36.25%	4.10%
Ratios to Average Net Assets F, I
Expenses before reductions	.94%	1.75%	1.63%	1.63%	2.67% A
Expenses net of fee waivers, if any	.94%	1.66%	1.63%	1.63%	1.65% A
Expenses net of all reductions	.89%	1.62%	1.59%	1.51%	1.54% A
Net investment income (loss)	1.00%	.13%	.10%	.02%	(.09)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,883	$ 17,905	$ 70,785	$ 35,674	$ 5,533
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.903 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.20	$ 18.85	$ 14.12	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	(.02)	(.02)	(.03)	(.01)
Net realized and unrealized gain (loss)	1.75	(10.78)	4.74	3.74	.38
Total from investment operations	1.80	(10.80)	4.72	3.71	.37
Distributions from net realized gain	-	(1.85) K	-	-	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 8.00	$ 6.20	$ 18.85	$ 14.12	$ 10.38
Total Return B, C, D	29.03%	(63.08)%	33.50%	36.03%	3.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.20%	2.00%	1.85%	1.85%	2.92% A
Expenses net of fee waivers, if any	1.20%	1.91%	1.85%	1.85%	1.90% A
Expenses net of all reductions	1.15%	1.87%	1.81%	1.74%	1.78% A
Net investment income (loss)	.74%	(.12)%	(.13)%	(.20)%	(.33)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,915	$ 11,614	$ 46,568	$ 28,309	$ 2,704
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.852 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.12	$ 18.64	$ 14.04	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	1.73	(10.68)	4.70	3.74	.38
Total from investment operations	1.75	(10.76)	4.59	3.64	.36
Distributions from net realized gain	-	(1.76) K	-	-	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 7.87	$ 6.12	$ 18.64	$ 14.04	$ 10.37
Total Return B, C, D	28.59%	(63.32)%	32.76%	35.39%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	1.69%	2.51%	2.40%	2.45%	3.43% A
Expenses net of fee waivers, if any	1.69%	2.41%	2.40%	2.41%	2.40% A
Expenses net of all reductions	1.64%	2.38%	2.36%	2.30%	2.27% A
Net investment income (loss)	.25%	(.62)%	(.67)%	(.76)%	(.82)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,799	$ 2,687	$ 10,975	$ 7,709	$ 1,705
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.760 per share is comprised of distributions from net realized gain of $1.760 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.11	$ 18.63	$ 14.03	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.08)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	1.73	(10.66)	4.70	3.73	.38
Total from investment operations	1.75	(10.74)	4.59	3.63	.36
Distributions from net realized gain	-	(1.78) K	-	-	-
Redemption fees added to paid in capital E	- J	- J	.01	.03	.01
Net asset value, end of period	$ 7.86	$ 6.11	$ 18.63	$ 14.03	$ 10.37
Total Return B, C, D	28.64%	(63.32)%	32.79%	35.29%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	1.68%	2.51%	2.38%	2.38%	3.32% A
Expenses net of fee waivers, if any	1.68%	2.41%	2.38%	2.38%	2.40% A
Expenses net of all reductions	1.63%	2.38%	2.34%	2.27%	2.29% A
Net investment income (loss)	.26%	(.62)%	(.66)%	(.73)%	(.84)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,543	$ 9,497	$ 40,894	$ 26,320	$ 3,317
Portfolio turnover rate G	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $1.775 per share is comprised of distributions from net realized gain of $1.775 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.28	$ 19.09	$ 14.23	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.05	.07	.05	- I
Net realized and unrealized gain (loss)	1.78	(10.92)	4.78	3.75	.39
Total from investment operations	1.86	(10.87)	4.85	3.80	.39
Distributions from net investment income	- I	(.06)	-	-	-
Distributions from net realized gain	-	(1.88)	-	- I	-
Total distributions	- I	(1.94) J	-	- I	-
Redemption fees added to paid in capital D	- I	- I	.01	.03	.01
Net asset value, end of period	$ 8.14	$ 6.28	$ 19.09	$ 14.23	$ 10.40
Total Return B, C	29.68%	(62.91)%	34.15%	36.86%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	.68%	1.44%	1.30%	1.28%	2.25% A
Expenses net of fee waivers, if any	.68%	1.44%	1.30%	1.28%	1.40% A
Expenses net of all reductions	.64%	1.40%	1.25%	1.16%	1.31% A
Net investment income (loss)	1.25%	.36%	.43%	.37%	.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 329,128	$ 312,376	$ 1,433,844	$ 981,210	$ 197,349
Portfolio turnover rate F	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.942 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.27	$ 19.09	$ 14.22	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.05	.08	.05	- I
Net realized and unrealized gain (loss)	1.79	(10.92)	4.78	3.74	.39
Total from investment operations	1.87	(10.87)	4.86	3.79	.39
Distributions from net investment income	- I	(.07)	-	-	-
Distributions from net realized gain	-	(1.88)	-	- I	-
Total distributions	- I	(1.95) J	-	- I	-
Redemption fees added to paid in capital D	- I	- I	.01	.03	.01
Net asset value, end of period	$ 8.14	$ 6.27	$ 19.09	$ 14.22	$ 10.40
Total Return B, C	29.87%	(62.95)%	34.25%	36.77%	4.00%
Ratios to Average Net Assets E, H
Expenses before reductions	.68%	1.40%	1.29%	1.25%	2.25% A
Expenses net of fee waivers, if any	.68%	1.40%	1.29%	1.25%	1.40% A
Expenses net of all reductions	.64%	1.37%	1.25%	1.14%	1.29% A
Net investment income (loss)	1.25%	.39%	.44%	.40%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,022	$ 8,117	$ 27,609	$ 13,954	$ 2,849
Portfolio turnover rate F	174%	61%	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $1.952 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 82,665,031
Gross unrealized depreciation	(6,717,798)
Net unrealized appreciation (depreciation)	$ 75,947,233

Tax Cost	$ 311,155,379

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,817,160
Capital loss carryforward	$ (476,786,258)
Net unrealized appreciation (depreciation)	$ 75,962,129

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 140,700	$ 16,665,902
Long-term Capital Gains	-	142,643,403
Total	$ 140,700	$ 159,309,305

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $549,961,125 and $616,398,399, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .20% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 40,018	$ 63
Class T	.25%	.25%	50,427	1
Class B	.75%	.25%	23,929	18,006
Class C	.75%	.25%	73,965	9,241
			$ 188,339	$ 27,311

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,541
Class T	2,553
Class B*	7,584
Class C*	881
$ 16,559

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 50,683.32
Class T	33,588.33
Class B	7,633.32
Class C	23,009.31
International Small Cap Opportunities	870,012.31
Institutional Class	10,926.31
	$ 995,851

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,344 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,686 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

7. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $152,567 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ -	$ 91,280
International Small Cap Opportunities	138,653	4,620,425
Institutional Class	2,047	105,667
Total	$ 140,700	$ 4,817,372
From net realized gain
Class A	$ -	$ 6,856,940
Class T	-	4,515,065
Class B	-	1,019,225
Class C	-	3,838,511
International Small Cap Opportunities	-	135,580,534
Institutional Class	-	2,681,658
Total	$ -	$ 154,491,933

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	560,746	828,854	$ 3,588,317	$ 10,916,918
Reinvestment of distributions	-	416,175	-	6,313,370
Shares redeemed	(1,093,254)	(2,104,322)	(6,722,964)	(25,609,420)
Net increase (decrease)	(532,508)	(859,293)	$ (3,134,647)	$ (8,379,132)
Class T
Shares sold	318,902	298,437	$ 2,064,516	$ 3,745,246
Reinvestment of distributions	-	288,615	-	4,360,975
Shares redeemed	(704,037)	(1,182,864)	(4,201,658)	(14,814,150)
Net increase (decrease)	(385,135)	(595,812)	$ (2,137,142)	$ (6,707,929)
Class B
Shares sold	50,745	67,210	$ 317,874	$ 882,196
Reinvestment of distributions	-	61,167	-	917,505
Shares redeemed	(133,859)	(278,427)	(788,113)	(3,422,675)
Net increase (decrease)	(83,114)	(150,050)	$ (470,239)	$ (1,622,974)
Class C
Shares sold	196,866	393,320	$ 1,233,043	$ 4,565,906
Reinvestment of distributions	-	216,879	-	3,248,846
Shares redeemed	(662,831)	(1,252,106)	(3,650,532)	(14,199,211)
Net increase (decrease)	(465,965)	(641,907)	$ (2,417,489)	$ (6,384,459)
International Small Cap Opportunities
Shares sold	7,245,986	10,644,155	$ 48,782,866	$ 141,713,979
Reinvestment of distributions	21,738	8,363,264	128,470	127,539,782
Shares redeemed	(16,613,794)	(44,345,885)	(102,979,613)	(553,799,561)
Net increase (decrease)	(9,346,070)	(25,338,466)	$ (54,068,277)	$ (284,545,800)
Institutional Class
Shares sold	256,950	915,939	$ 1,455,739	$ 11,419,413
Reinvestment of distributions	122	149,148	720	2,273,017
Shares redeemed	(1,302,675)	(1,217,529)	(7,362,592)	(14,541,508)
Net increase (decrease)	(1,045,603)	(152,442)	$ (5,906,133)	$ (849,078)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period August 25, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period August 25, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$0.073	$0.09

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/31/08	$0.026	$0.0235

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Fidelity International Small Cap Opportunities (retail class) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap Opportunities (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap Opportunities (retail class) of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Small Cap Opportunities (retail class) through May 31, 2009 and stated that it was lower than the fund's benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 20% means that 80% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and Fidelity International Small Cap Opportunities (retail class) ranked below its competitive median for 2008, the total expenses of Class B ranked equal to its competitive median for 2008, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AILSI-UANN-1209
1.815081.104

Fidelity®
International Value
Fund

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of classA
International Value	33.09%	-4.57%

A From May 18, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Value, a class of the fund, on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from George Stairs, Portfolio Manager of Fidelity® International Value Fund: For the period, the fund's Retail Class shares gained 33.09%, compared with 32.21% for the MSCI EAFE Value Index. The fund benefited from favorable stock selection in telecommunication services, materials and, within health care, equipment/services stocks but was hurt by security selection in industrials and financials, as well as by a small cash position. On a regional basis, strong stock performance in Canada as well as several emerging markets contributed, though security selection in Japan and underexposure to the robust Australian market and dollar were negatives. A big underweighting in poor-performing U.K. bank and index component HSBC Holdings was very helpful. So was a position in Hong Kong's Swire Pacific, whose businesses include real estate development. Swire benefited from a resurgent Chinese economy boosting business in Hong Kong. An out-of-benchmark stake in China-based Nine Dragons Paper further helped. On the negative side, Japanese leasing company ORIX was hampered in part by nervousness about the value of its real estate assets. Japanese natural gas utility Osaka Gas also underperformed, as did an underweighting in index component Banco Santander, Spain's biggest bank.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.36%
Actual		$ 1,000.00	$ 1,324.80	$ 7.97
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.63%
Actual		$ 1,000.00	$ 1,323.60	$ 9.55
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.11%
Actual		$ 1,000.00	$ 1,320.80	$ 12.34
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 1,319.10	$ 12.33
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
International Value	1.07%
Actual		$ 1,000.00	$ 1,327.10	$ 6.28
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,328.80	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan 18.7%
United Kingdom 16.8%
France 11.8%
Germany 10.2%
Switzerland 5.9%
Italy 5.6%
Spain 3.7%
Hong Kong 3.5%
Canada 3.0%
Other 20.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 20.2%
United Kingdom 15.3%
Germany 13.0%
France 9.3%
Switzerland 7.5%
Italy 5.8%
Canada 3.8%
Australia 2.7%
Hong Kong 2.5%
Other 19.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	97.8
Short-Term Investments and Net Other Assets	0.9	2.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
E.ON AG (Germany, Electric Utilities)	3.2	3.6
Toyota Motor Corp. (Japan, Automobiles)	2.9	3.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.9	3.1
AXA SA sponsored ADR (France, Insurance)	2.8	2.6
Munich Re Group (Reg.) (Germany, Insurance)	2.7	3.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.4	2.5
BNP Paribas SA (France, Commercial Banks)	2.4	2.0
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.1	3.1
Swire Pacific Ltd. (A Shares) (Hong Kong, Real Estate Management & Development)	2.1	1.7
	26.1
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.3	33.8
Consumer Discretionary	10.5	11.0
Energy	10.5	10.8
Industrials	8.3	10.3
Telecommunication Services	7.6	7.6
Utilities	7.0	6.8
Materials	6.6	6.6
Health Care	4.6	4.9
Information Technology	4.0	3.6
Consumer Staples	2.7	2.4

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 2.5%
AMP Ltd.	272,803	$ 1,436,950
Macquarie Group Ltd.	36,204	1,585,058
Macquarie Infrastructure Group unit	593,083	758,711
MAp Group:
unit	178,086	452,842
unit (a)	16,189	41,809
Wesfarmers Ltd.	20,099	501,370
TOTAL AUSTRALIA		4,776,740
Bailiwick of Jersey - 1.1%
Informa PLC	183,400	882,843
United Business Media Ltd.	76,900	584,053
WPP PLC	75,986	681,206
TOTAL BAILIWICK OF JERSEY		2,148,102
Bermuda - 0.9%
Seadrill Ltd. (a)(c)	80,900	1,689,743
Brazil - 0.9%
Banco Santander (Brasil) SA ADR (a)	75,400	894,244
Itau Unibanco Banco Multiplo SA ADR	22,033	421,712
Petroleo Brasileiro SA - Petrobras sponsored ADR	8,100	374,382
TOTAL BRAZIL		1,690,338
Canada - 3.0%
First Quantum Minerals Ltd.	6,400	437,483
Open Text Corp. (a)	26,500	988,687
Petrobank Energy & Resources Ltd. (a)	21,100	922,449
Power Corp. of Canada (sub. vtg.)	24,600	579,305
Suncor Energy, Inc.	27,400	908,905
Toronto-Dominion Bank	32,300	1,839,834
TOTAL CANADA		5,676,663
Cayman Islands - 0.5%
Chaoda Modern Agriculture (Holdings) Ltd.	1,309,952	1,012,156
China - 1.1%
China Merchants Bank Co. Ltd. (H Shares)	324,400	829,947
Industrial & Commercial Bank of China Ltd. (H Shares)	983,000	782,110
Nine Dragons Paper (Holdings) Ltd.	383,000	547,369
TOTAL CHINA		2,159,426
Common Stocks - continued
	Shares	Value
Denmark - 1.2%
Novo Nordisk AS Series B	11,892	$ 740,634
Vestas Wind Systems AS (a)	22,705	1,609,344
TOTAL DENMARK		2,349,978
Finland - 0.5%
Nokia Corp. sponsored ADR	76,000	958,360
France - 11.8%
Accor SA	10,064	483,906
AXA SA sponsored ADR	216,500	5,369,200
BNP Paribas SA	60,001	4,542,751
Compagnie de St. Gobain	18,383	900,950
Ipsos SA	18,329	562,367
Pernod Ricard SA	5,430	453,781
Sanofi-Aventis	6,400	469,102
Sanofi-Aventis sponsored ADR	47,700	1,761,084
Schneider Electric SA	6,417	670,543
Societe Generale Series A	23,640	1,578,654
Total SA:
Series B	5,400	323,116
sponsored ADR	42,200	2,534,954
Unibail-Rodamco	11,072	2,459,429
Vivendi	17,416	484,763
TOTAL FRANCE		22,594,600
Germany - 10.2%
Allianz AG sponsored ADR	214,200	2,431,170
BASF AG	16,700	896,983
Daimler AG	76,500	3,689,595
E.ON AG	161,801	6,211,983
GEA Group AG	11,600	219,008
GFK AG	9,117	288,715
Metro AG	13,300	739,024
Munich Re Group (Reg.)	32,100	5,084,564
TOTAL GERMANY		19,561,042
Greece - 0.5%
Hellenic Telecommunications Organization SA	61,294	1,037,268
Hong Kong - 3.5%
China Overseas Land & Investment Ltd.	272,038	586,504
China Resources Power Holdings Co. Ltd.	268,000	555,214
CNOOC Ltd.	260,000	389,395
Hutchison Whampoa Ltd.	119,000	835,269
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Swire Pacific Ltd. (A Shares)	320,300	$ 3,903,428
Techtronic Industries Co. Ltd.	480,000	385,592
TOTAL HONG KONG		6,655,402
India - 0.1%
Suzlon Energy Ltd. (a)	177,784	248,559
Indonesia - 0.2%
PT Bank Rakyat Indonesia Tbk	618,000	449,717
Ireland - 0.9%
CRH PLC sponsored ADR (c)	68,800	1,701,424
Italy - 4.6%
ENI SpA sponsored ADR	58,000	2,875,640
Intesa Sanpaolo SpA	901,481	3,813,901
UniCredit SpA	615,509	2,074,173
TOTAL ITALY		8,763,714
Japan - 18.7%
Credit Saison Co. Ltd.	47,600	532,150
Denso Corp.	39,800	1,087,526
East Japan Railway Co.	28,900	1,850,824
Honda Motor Co. Ltd.	27,400	846,342
Japan Retail Fund Investment Corp.	156	733,446
JSR Corp.	31,400	612,441
KDDI Corp.	101	536,086
Konica Minolta Holdings, Inc.	67,000	629,415
Miraca Holdings, Inc.	41,000	1,326,024
Mitsubishi Estate Co. Ltd.	25,000	377,644
Mitsubishi UFJ Financial Group, Inc.	541,400	2,883,875
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	137,500	730,125
Mitsui & Co. Ltd.	313,900	4,122,662
Nippon Electric Glass Co. Ltd.	31,000	333,822
Obic Co. Ltd.	3,880	656,099
ORIX Corp.	16,480	1,064,582
Osaka Gas Co. Ltd.	758,000	2,537,193
Promise Co. Ltd. (c)	87,950	559,078
Seven & i Holdings Co., Ltd.	35,700	781,597
Sumitomo Corp.	97,000	941,700
Sumitomo Metal Industries Ltd.	330,000	843,127
Sumitomo Mitsui Financial Group, Inc.	47,600	1,618,020
Tokio Marine Holdings, Inc.	9,100	232,703
Tokuyama Corp.	49,000	307,914
Tokyo Gas Co., Ltd.	128,000	507,092
Common Stocks - continued
	Shares	Value
Japan - continued
Toyota Motor Corp.	142,800	$ 5,637,622
USS Co. Ltd.	11,900	719,904
Xebio Co. Ltd.	40,800	923,163
Yamada Denki Co. Ltd.	30,170	1,838,559
TOTAL JAPAN		35,770,735
Korea (South) - 0.2%
Shinhan Financial Group Co. Ltd. (a)	9,155	346,076
Luxembourg - 1.0%
ArcelorMittal SA:
(Netherlands)	17,800	601,929
(NY Shares) Class A (c)	39,300	1,336,986
TOTAL LUXEMBOURG		1,938,915
Mexico - 0.4%
America Movil SAB de CV Series L sponsored ADR	10,700	472,191
Grupo Financiero Banorte SAB de CV Series O	91,600	292,763
TOTAL MEXICO		764,954
Netherlands - 1.7%
Gemalto NV (a)	25,400	1,072,170
ING Groep NV (Certificaten Van Aandelen) unit (a)	36,600	476,267
Koninklijke Ahold NV	61,333	774,384
Koninklijke KPN NV	50,100	910,499
TOTAL NETHERLANDS		3,233,320
Norway - 1.0%
DnB NOR ASA (a)(c)	112,000	1,289,953
Orkla ASA (A Shares)	62,150	577,423
TOTAL NORWAY		1,867,376
Philippines - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR	13,600	724,880
Portugal - 0.3%
Energias de Portugal SA	146,481	648,171
Russia - 0.3%
OAO Gazprom sponsored ADR	21,900	517,497
Singapore - 1.4%
DBS Group Holdings Ltd.	182,000	1,666,262
United Overseas Bank Ltd.	78,000	934,742
TOTAL SINGAPORE		2,601,004
Common Stocks - continued
	Shares	Value
South Africa - 1.5%
Impala Platinum Holdings Ltd.	75,100	$ 1,675,511
MTN Group Ltd.	74,100	1,114,464
TOTAL SOUTH AFRICA		2,789,975
Spain - 3.7%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (c)	38,816	690,925
Banco Santander SA	45,600	733,758
Banco Santander SA sponsored ADR (c)	103,500	1,662,210
Iberdrola SA	121,100	1,101,305
Telefonica SA sponsored ADR	33,600	2,820,048
TOTAL SPAIN		7,008,246
Sweden - 0.5%
Telefonaktiebolaget LM Ericsson (B Shares)	85,435	892,554
Switzerland - 5.9%
EFG International	23,798	397,754
Nestle SA (Reg.)	16,379	763,321
Roche Holding AG (participation certificate)	28,353	4,550,959
Transocean Ltd. (a)	24,339	2,042,285
Zurich Financial Services AG (Reg.)	15,415	3,543,903
TOTAL SWITZERLAND		11,298,222
Taiwan - 0.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	178,100	694,980
Taiwan Semiconductor Manufacturing Co. Ltd.	294,464	532,161
TOTAL TAIWAN		1,227,141
Thailand - 0.2%
Siam Commercial Bank PCL (For. Reg.)	146,500	332,737
United Kingdom - 16.8%
Aberdeen Asset Management PLC	228,700	496,384
Aegis Group PLC	342,500	618,548
Anglo American PLC (United Kingdom) (a)	50,817	1,848,004
BAE Systems PLC	175,400	905,671
BP PLC sponsored ADR	41,200	2,332,744
Centrica PLC	233,225	950,763
easyJet PLC (a)	169,400	1,001,513
HSBC Holdings PLC:
(United Kingdom) (Reg.)	123,639	1,366,681
sponsored ADR	20,100	1,113,339
Imperial Tobacco Group PLC	6,300	186,180
International Power PLC	66,777	278,472
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Man Group PLC	534,800	$ 2,721,907
Misys PLC	270,600	920,085
National Grid PLC	64,100	638,277
Prudential PLC	313,428	2,863,672
Rio Tinto PLC (Reg.)	39,802	1,760,228
Royal Dutch Shell PLC Class A sponsored ADR	83,900	4,984,499
Standard Chartered PLC (United Kingdom)	23,960	590,260
Vodafone Group PLC	372,400	820,981
Vodafone Group PLC sponsored ADR	214,312	4,755,583
Wolseley PLC (a)	48,662	989,079
TOTAL UNITED KINGDOM		32,142,870
TOTAL COMMON STOCKS (Cost $210,918,561)		187,577,905
Nonconvertible Preferred Stocks - 1.0%

Italy - 1.0%
Fiat SpA (Risparmio Shares)	64,000	612,165
Telecom Italia SpA (Risparmio Shares)	1,172,100	1,294,465
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,184,296)		1,906,630
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.20% (d)	2,181,733	2,181,733
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	6,121,825	6,121,825
TOTAL MONEY MARKET FUNDS (Cost $8,303,558)		8,303,558
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $221,406,415)		197,788,093
NET OTHER ASSETS - (3.4)%		(6,491,988)
NET ASSETS - 100%		$ 191,296,105
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,610
Fidelity Securities Lending Cash Central Fund	187,472
Total	$ 197,082
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 35,770,735	$ 730,125	$ 35,040,610	$ -
United Kingdom	32,142,870	28,194,980	3,947,890	-
France	22,594,600	21,802,382	792,218	-
Germany	19,561,042	19,561,042	-	-
Switzerland	11,298,222	11,298,222	-	-
Italy	10,670,344	10,670,344	-	-
Spain	7,008,246	6,274,488	733,758	-
Hong Kong	6,655,402	-	6,655,402	-
Canada	5,676,663	5,676,663	-	-
Other	38,106,411	22,944,637	15,161,774	-
Money Market Funds	8,303,558	8,303,558	-	-
Total Investments in Securities:	$ 197,788,093	$ 135,456,441	$ 62,331,652	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $82,466,040 of which $17,089,067 and $65,376,973 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $5,664,504) - See accompanying schedule: Unaffiliated issuers (cost $213,102,857)	$ 189,484,535
Fidelity Central Funds (cost $8,303,558)	8,303,558
Total Investments (cost $221,406,415)		$ 197,788,093
Foreign currency held at value (cost $7,282)		7,318
Receivable for investments sold		218,936
Receivable for fund shares sold		87,156
Dividends receivable		616,248
Distributions receivable from Fidelity Central Funds		4,238
Prepaid expenses		1,110
Other receivables		28,399
Total assets		198,751,498

Liabilities
Payable for investments purchased	$ 909,861
Payable for fund shares redeemed	198,469
Accrued management fee	108,658
Distribution fees payable	4,736
Other affiliated payables	53,796
Other payables and accrued expenses	58,048
Collateral on securities loaned, at value	6,121,825
Total liabilities		7,455,393

Net Assets		$ 191,296,105
Net Assets consist of:
Paid in capital		$ 295,648,178
Undistributed net investment income		2,751,072
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,510,096)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(23,593,049)
Net Assets		$ 191,296,105

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,455,755 ÷ 575,116 shares)	$ 7.75

Maximum offering price per share (100/94.25 of $7.75)	$ 8.22
Class T: Net Asset Value and redemption price per share ($2,394,811 ÷ 309,718 shares)	$ 7.73

Maximum offering price per share (100/96.50 of $7.73)	$ 8.01
Class B: Net Asset Value and offering price per share ($1,076,120 ÷ 138,998 shares)A	$ 7.74

Class C: Net Asset Value and offering price per share ($2,108,384 ÷ 272,584 shares)A	$ 7.73

International Value: Net Asset Value, offering price and redemption price per share ($180,447,305 ÷ 23,291,247 shares)	$ 7.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($813,730 ÷ 104,811 shares)	$ 7.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 5,470,395
Interest		235
Income from Fidelity Central Funds		197,082
		5,667,712
Less foreign taxes withheld		(603,391)
Total income		5,064,321

Expenses
Management fee Basic fee	$ 1,135,265
Performance adjustment	(192,417)
Transfer agent fees	488,006
Distribution fees	44,397
Accounting and security lending fees	83,487
Custodian fees and expenses	49,716
Independent trustees' compensation	1,147
Registration fees	68,839
Audit	65,471
Legal	841
Miscellaneous	3,010
Total expenses before reductions	1,747,762
Expense reductions	(20,628)	1,727,134
Net investment income (loss)		3,337,187
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(62,059,235)
Foreign currency transactions	(55,643)
Total net realized gain (loss)		(62,114,878)
Change in net unrealized appreciation (depreciation) on: Investment securities	101,631,873
Assets and liabilities in foreign currencies	7,207
Total change in net unrealized appreciation (depreciation)		101,639,080
Net gain (loss)		39,524,202
Net increase (decrease) in net assets resulting from operations		$ 42,861,389

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,337,187	$ 7,306,482
Net realized gain (loss)	(62,114,878)	(21,258,353)
Change in net unrealized appreciation (depreciation)	101,639,080	(181,063,041)
Net increase (decrease) in net assets resulting from operations	42,861,389	(195,014,912)
Distributions to shareholders from net investment income	(3,076,516)	(5,562,901)
Distributions to shareholders from net realized gain	-	(18,717,865)
Total distributions	(3,076,516)	(24,280,766)
Share transactions - net increase (decrease)	(17,980,610)	(16,138,151)
Redemption fees	6,134	26,598
Total increase (decrease) in net assets	21,810,397	(235,407,231)

Net Assets
Beginning of period	169,485,708	404,892,939
End of period (including undistributed net investment income of $2,751,072 and undistributed net investment income of $5,906,440, respectively)	$ 191,296,105	$ 169,485,708

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.93	$ 13.02	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.21	.18	.06 H
Net realized and unrealized gain (loss)	1.78	(6.53)	2.29	.54
Total from investment operations	1.90	(6.32)	2.47	.60
Distributions from net investment income	(.08)	(.15)	(.03)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.08)	(.77)	(.05)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.75	$ 5.93	$ 13.02	$ 10.60
Total Return B,C,D	32.71%	(51.50)%	23.43%	6.00%
Ratios to Average Net Assets F,J
Expenses before reductions	1.34%	1.42%	1.38%	1.75% A
Expenses net of fee waivers, if any	1.34%	1.42%	1.38%	1.50% A
Expenses net of all reductions	1.32%	1.41%	1.37%	1.46% A
Net investment income (loss)	1.86%	2.05%	1.49%	1.29% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,456	$ 2,854	$ 6,052	$ 1,537
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.91	$ 12.99	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10	.18	.15	.05 H
Net realized and unrealized gain (loss)	1.77	(6.50)	2.29	.54
Total from investment operations	1.87	(6.32)	2.44	.59
Distributions from net investment income	(.05)	(.14)	(.02)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.05)	(.76)	(.04)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.73	$ 5.91	$ 12.99	$ 10.59
Total Return B,C,D	32.14%	(51.60)%	23.13%	5.90%
Ratios to Average Net Assets F,J
Expenses before reductions	1.60%	1.67%	1.60%	2.01% A
Expenses net of fee waivers, if any	1.60%	1.67%	1.60%	1.75% A
Expenses net of all reductions	1.59%	1.66%	1.58%	1.71% A
Net investment income (loss)	1.59%	1.80%	1.27%	1.04% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,395	$ 2,087	$ 5,081	$ 1,789
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.88	$ 12.93	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	1.79	(6.48)	2.29	.54
Total from investment operations	1.86	(6.35)	2.38	.56
Distributions from net investment income	-	(.08)	-	-
Distributions from net realized gain	-	(.62)	(.01)	-
Total distributions	-	(.70)	(.01)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.74	$ 5.88	$ 12.93	$ 10.56
Total Return B,C,D	31.63%	(51.85)%	22.59%	5.60%
Ratios to Average Net Assets F,J
Expenses before reductions	2.08%	2.18%	2.10%	2.50% A
Expenses net of fee waivers, if any	2.08%	2.18%	2.10%	2.25% A
Expenses net of all reductions	2.07%	2.17%	2.08%	2.21% A
Net investment income (loss)	1.11%	1.29%	.77%	.54% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,076	$ 931	$ 2,651	$ 1,304
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.88	$ 12.92	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	1.78	(6.47)	2.29	.54
Total from investment operations	1.85	(6.34)	2.38	.56
Distributions from net investment income	-	(.08)	-	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	-	(.70)	(.02)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.73	$ 5.88	$ 12.92	$ 10.56
Total Return B,C,D	31.46%	(51.80)%	22.56%	5.60%
Ratios to Average Net Assets F,J
Expenses before reductions	2.08%	2.17%	2.07%	2.47% A
Expenses net of fee waivers, if any	2.08%	2.17%	2.07%	2.25% A
Expenses net of all reductions	2.06%	2.16%	2.05%	2.21% A
Net investment income (loss)	1.12%	1.30%	.80%	.54% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,108	$ 1,784	$ 5,996	$ 2,183
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,

2009

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.95	$ 13.06	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.24	.22	.07 G
Net realized and unrealized gain (loss)	1.78	(6.54)	2.29	.54
Total from investment operations	1.91	(6.30)	2.51	.61
Distributions from net investment income	(.11)	(.19)	(.04)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.11)	(.81)	(.06)	-
Redemption fees added to paid in capital D,J	-	-	-	-
Net asset value, end of period	$ 7.75	$ 5.95	$ 13.06	$ 10.61
Total Return B,C	33.09%	(51.34)%	23.81%	6.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.07%	1.10%	1.03%	1.50% A
Expenses net of fee waivers, if any	1.07%	1.10%	1.03%	1.25% A
Expenses net of all reductions	1.06%	1.09%	1.02%	1.21% A
Net investment income (loss)	2.12%	2.37%	1.84%	1.54% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 180,447	$ 160,777	$ 381,148	$ 221,130
Portfolio turnover rate F	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.96	$ 13.07	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.25	.22	.07 G
Net realized and unrealized gain (loss)	1.78	(6.54)	2.30	.54
Total from investment operations	1.92	(6.29)	2.52	.61
Distributions from net investment income	(.12)	(.20)	(.04)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.12)	(.82)	(.06)	-
Redemption fees added to paid in capital D,J	-	-	-	-
Net asset value, end of period	$ 7.76	$ 5.96	$ 13.07	$ 10.61
Total Return B,C	33.06%	(51.27)%	23.91%	6.10%
Ratios to Average Net Assets E,I
Expenses before reductions	.93%	1.02%	.98%	1.38% A
Expenses net of fee waivers, if any	.93%	1.02%	.98%	1.25% A
Expenses net of all reductions	.92%	1.01%	.96%	1.21% A
Net investment income (loss)	2.26%	2.45%	1.89%	1.54% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 814	$ 1,052	$ 3,965	$ 3,064
Portfolio turnover rate F	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,518,142
Gross unrealized depreciation	(40,272,380)
Net unrealized appreciation (depreciation)	$ (24,754,238)

Tax Cost	$ 222,542,331

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,842,930
Capital loss carryforward	$ (82,466,040)
Net unrealized appreciation (depreciation)	$ (24,728,965)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 3,076,516	$ 14,016,131
Long-term Capital Gains	-	10,264,635
Total	$ 3,076,516	$ 24,280,766

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $73,603,584 and $91,885,079, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 8,145	$ 303
Class T	.25%	.25%	9,778	6
Class B	.75%	.25%	8,672	6,629
Class C	.75%	.25%	17,802	3,935
			$ 44,397	$ 10,873

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,431
Class T	590
Class B*	1,597
Class C*	659
$ 5,277

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,565.32
Class T	6,628.34
Class B	2,799.32
Class C	5,648.32
International Value	461,107.31
Institutional Class	1,259.17
	$ 488,006

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $517 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $827 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $187,472.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,628 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 38,784	$ 71,381
Class T	19,023	53,705
Class B	-	15,783
Class C	-	37,642
International Value	3,001,128	5,325,187
Institutional Class	17,581	59,203
Total	$ 3,076,516	$ 5,562,901
From net realized gain
Class A	$ -	$ 297,020
Class T	-	246,645
Class B	-	128,753
Class C	-	295,420
International Value	-	17,561,793
Institutional Class	-	188,234
Total	$ -	$ 18,717,865

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	302,325	298,063	$ 1,876,749	$ 3,154,503
Reinvestment of distributions	6,730	30,184	35,265	357,686
Shares redeemed	(215,042)	(312,021)	(1,172,427)	(3,010,663)
Net increase (decrease)	94,013	16,226	$ 739,587	$ 501,526
Class T
Shares sold	72,122	169,412	$ 432,831	$ 1,740,848
Reinvestment of distributions	2,980	21,586	15,614	255,358
Shares redeemed	(118,669)	(228,991)	(709,124)	(2,152,407)
Net increase (decrease)	(43,567)	(37,993)	$ (260,679)	$ (156,201)
Class B
Shares sold	51,221	48,187	$ 307,508	$ 472,858
Reinvestment of distributions	-	10,866	-	128,544
Shares redeemed	(70,451)	(105,867)	(387,465)	(916,142)
Net increase (decrease)	(19,230)	(46,814)	$ (79,957)	$ (314,740)

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class C
Shares sold	108,573	114,256	$ 666,628	$ 1,072,554
Reinvestment of distributions	-	22,711	-	268,223
Shares redeemed	(139,651)	(297,329)	(850,584)	(2,692,615)
Net increase (decrease)	(31,078)	(160,362)	$ (183,956)	$ (1,351,838)
International Value
Shares sold	4,879,190	13,343,931	$ 32,198,500	$ 131,489,328
Reinvestment of distributions	550,070	1,810,134	2,876,866	21,468,187
Shares redeemed	(9,139,736)	(17,329,561)	(52,863,403)	(166,721,411)
Net increase (decrease)	(3,710,476)	(2,175,496)	$ (17,788,037)	$ (13,763,896)
Institutional Class
Shares sold	6,874	50,248	$ 36,272	$ 566,166
Reinvestment of distributions	572	6,826	2,992	80,952
Shares redeemed	(79,196)	(183,848)	(446,832)	(1,700,120)
Net increase (decrease)	(71,750)	(126,774)	$ (407,568)	$ (1,053,002)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay on December 7, 2009, to shareholders of record at the opening of business on December 4, 2009, a distribution of $0.005 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.129 per share from net investment income.

The fund designates 97% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/08/2008	$0.1340	$0.0201

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of Institutional Class (Class I) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Value (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Value (retail class) ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, Illinois

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FIV-UANN-1209
1.827481.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2009

Class A, Class T, Class B, and Class C are classes of Fidelity® International Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of class A
Class A (incl. 5.75% sales charge)	25.08%	-6.46%
Class T (incl. 3.50% sales charge)	27.52%	-6.09%
Class B (incl. contingent deferred sales charge)B	26.63%	-6.34%
Class C (incl. contingent deferred sales charge)C	30.46%	-5.57%

A From May 18, 2006.

B Class B shares' contingent deferred sales charges included in the past one year and life of class total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of class total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Value Fund - Class A on May 18, 2006, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from George Stairs, Portfolio Manager of Fidelity Advisor International Value Fund: For the period, the fund's Class A, Class T, Class B and Class C shares gained 32.71%, 32.14%, 31.63% and 31.46%, respectively (excluding sales charge), compared with 32.21% for the MSCI EAFE Value Index. The fund benefited from favorable stock selection in telecommunication services, materials and, within health care, equipment/services stocks but was hurt by security selection in industrials and financials, as well as by a small cash position. On a regional basis, strong stock performance in Canada as well as several emerging markets contributed, though security selection in Japan and underexposure to the robust Australian market and dollar were negatives. A big underweighting in poor-performing U.K. bank and index component HSBC Holdings was very helpful. So was a position in Hong Kong's Swire Pacific, whose businesses include real estate development. Swire benefited from a resurgent Chinese economy boosting business in Hong Kong. An out-of-benchmark stake in China-based Nine Dragons Paper further helped. On the negative side, Japanese leasing company ORIX was hampered in part by nervousness about the value of its real estate assets. Japanese natural gas utility Osaka Gas also underperformed, as did an underweighting in index component Banco Santander, Spain's biggest bank.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.36%
Actual		$ 1,000.00	$ 1,324.80	$ 7.97
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.63%
Actual		$ 1,000.00	$ 1,323.60	$ 9.55
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.11%
Actual		$ 1,000.00	$ 1,320.80	$ 12.34
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 1,319.10	$ 12.33
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
International Value	1.07%
Actual		$ 1,000.00	$ 1,327.10	$ 6.28
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,328.80	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan 18.7%
United Kingdom 16.8%
France 11.8%
Germany 10.2%
Switzerland 5.9%
Italy 5.6%
Spain 3.7%
Hong Kong 3.5%
Canada 3.0%
Other 20.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 20.2%
United Kingdom 15.3%
Germany 13.0%
France 9.3%
Switzerland 7.5%
Italy 5.8%
Canada 3.8%
Australia 2.7%
Hong Kong 2.5%
Other 19.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	97.8
Short-Term Investments and Net Other Assets	0.9	2.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
E.ON AG (Germany, Electric Utilities)	3.2	3.6
Toyota Motor Corp. (Japan, Automobiles)	2.9	3.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.9	3.1
AXA SA sponsored ADR (France, Insurance)	2.8	2.6
Munich Re Group (Reg.) (Germany, Insurance)	2.7	3.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.4	2.5
BNP Paribas SA (France, Commercial Banks)	2.4	2.0
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.1	3.1
Swire Pacific Ltd. (A Shares) (Hong Kong, Real Estate Management & Development)	2.1	1.7
	26.1
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.3	33.8
Consumer Discretionary	10.5	11.0
Energy	10.5	10.8
Industrials	8.3	10.3
Telecommunication Services	7.6	7.6
Utilities	7.0	6.8
Materials	6.6	6.6
Health Care	4.6	4.9
Information Technology	4.0	3.6
Consumer Staples	2.7	2.4

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 2.5%
AMP Ltd.	272,803	$ 1,436,950
Macquarie Group Ltd.	36,204	1,585,058
Macquarie Infrastructure Group unit	593,083	758,711
MAp Group:
unit	178,086	452,842
unit (a)	16,189	41,809
Wesfarmers Ltd.	20,099	501,370
TOTAL AUSTRALIA		4,776,740
Bailiwick of Jersey - 1.1%
Informa PLC	183,400	882,843
United Business Media Ltd.	76,900	584,053
WPP PLC	75,986	681,206
TOTAL BAILIWICK OF JERSEY		2,148,102
Bermuda - 0.9%
Seadrill Ltd. (a)(c)	80,900	1,689,743
Brazil - 0.9%
Banco Santander (Brasil) SA ADR (a)	75,400	894,244
Itau Unibanco Banco Multiplo SA ADR	22,033	421,712
Petroleo Brasileiro SA - Petrobras sponsored ADR	8,100	374,382
TOTAL BRAZIL		1,690,338
Canada - 3.0%
First Quantum Minerals Ltd.	6,400	437,483
Open Text Corp. (a)	26,500	988,687
Petrobank Energy & Resources Ltd. (a)	21,100	922,449
Power Corp. of Canada (sub. vtg.)	24,600	579,305
Suncor Energy, Inc.	27,400	908,905
Toronto-Dominion Bank	32,300	1,839,834
TOTAL CANADA		5,676,663
Cayman Islands - 0.5%
Chaoda Modern Agriculture (Holdings) Ltd.	1,309,952	1,012,156
China - 1.1%
China Merchants Bank Co. Ltd. (H Shares)	324,400	829,947
Industrial & Commercial Bank of China Ltd. (H Shares)	983,000	782,110
Nine Dragons Paper (Holdings) Ltd.	383,000	547,369
TOTAL CHINA		2,159,426
Common Stocks - continued
	Shares	Value
Denmark - 1.2%
Novo Nordisk AS Series B	11,892	$ 740,634
Vestas Wind Systems AS (a)	22,705	1,609,344
TOTAL DENMARK		2,349,978
Finland - 0.5%
Nokia Corp. sponsored ADR	76,000	958,360
France - 11.8%
Accor SA	10,064	483,906
AXA SA sponsored ADR	216,500	5,369,200
BNP Paribas SA	60,001	4,542,751
Compagnie de St. Gobain	18,383	900,950
Ipsos SA	18,329	562,367
Pernod Ricard SA	5,430	453,781
Sanofi-Aventis	6,400	469,102
Sanofi-Aventis sponsored ADR	47,700	1,761,084
Schneider Electric SA	6,417	670,543
Societe Generale Series A	23,640	1,578,654
Total SA:
Series B	5,400	323,116
sponsored ADR	42,200	2,534,954
Unibail-Rodamco	11,072	2,459,429
Vivendi	17,416	484,763
TOTAL FRANCE		22,594,600
Germany - 10.2%
Allianz AG sponsored ADR	214,200	2,431,170
BASF AG	16,700	896,983
Daimler AG	76,500	3,689,595
E.ON AG	161,801	6,211,983
GEA Group AG	11,600	219,008
GFK AG	9,117	288,715
Metro AG	13,300	739,024
Munich Re Group (Reg.)	32,100	5,084,564
TOTAL GERMANY		19,561,042
Greece - 0.5%
Hellenic Telecommunications Organization SA	61,294	1,037,268
Hong Kong - 3.5%
China Overseas Land & Investment Ltd.	272,038	586,504
China Resources Power Holdings Co. Ltd.	268,000	555,214
CNOOC Ltd.	260,000	389,395
Hutchison Whampoa Ltd.	119,000	835,269
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Swire Pacific Ltd. (A Shares)	320,300	$ 3,903,428
Techtronic Industries Co. Ltd.	480,000	385,592
TOTAL HONG KONG		6,655,402
India - 0.1%
Suzlon Energy Ltd. (a)	177,784	248,559
Indonesia - 0.2%
PT Bank Rakyat Indonesia Tbk	618,000	449,717
Ireland - 0.9%
CRH PLC sponsored ADR (c)	68,800	1,701,424
Italy - 4.6%
ENI SpA sponsored ADR	58,000	2,875,640
Intesa Sanpaolo SpA	901,481	3,813,901
UniCredit SpA	615,509	2,074,173
TOTAL ITALY		8,763,714
Japan - 18.7%
Credit Saison Co. Ltd.	47,600	532,150
Denso Corp.	39,800	1,087,526
East Japan Railway Co.	28,900	1,850,824
Honda Motor Co. Ltd.	27,400	846,342
Japan Retail Fund Investment Corp.	156	733,446
JSR Corp.	31,400	612,441
KDDI Corp.	101	536,086
Konica Minolta Holdings, Inc.	67,000	629,415
Miraca Holdings, Inc.	41,000	1,326,024
Mitsubishi Estate Co. Ltd.	25,000	377,644
Mitsubishi UFJ Financial Group, Inc.	541,400	2,883,875
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	137,500	730,125
Mitsui & Co. Ltd.	313,900	4,122,662
Nippon Electric Glass Co. Ltd.	31,000	333,822
Obic Co. Ltd.	3,880	656,099
ORIX Corp.	16,480	1,064,582
Osaka Gas Co. Ltd.	758,000	2,537,193
Promise Co. Ltd. (c)	87,950	559,078
Seven & i Holdings Co., Ltd.	35,700	781,597
Sumitomo Corp.	97,000	941,700
Sumitomo Metal Industries Ltd.	330,000	843,127
Sumitomo Mitsui Financial Group, Inc.	47,600	1,618,020
Tokio Marine Holdings, Inc.	9,100	232,703
Tokuyama Corp.	49,000	307,914
Tokyo Gas Co., Ltd.	128,000	507,092
Common Stocks - continued
	Shares	Value
Japan - continued
Toyota Motor Corp.	142,800	$ 5,637,622
USS Co. Ltd.	11,900	719,904
Xebio Co. Ltd.	40,800	923,163
Yamada Denki Co. Ltd.	30,170	1,838,559
TOTAL JAPAN		35,770,735
Korea (South) - 0.2%
Shinhan Financial Group Co. Ltd. (a)	9,155	346,076
Luxembourg - 1.0%
ArcelorMittal SA:
(Netherlands)	17,800	601,929
(NY Shares) Class A (c)	39,300	1,336,986
TOTAL LUXEMBOURG		1,938,915
Mexico - 0.4%
America Movil SAB de CV Series L sponsored ADR	10,700	472,191
Grupo Financiero Banorte SAB de CV Series O	91,600	292,763
TOTAL MEXICO		764,954
Netherlands - 1.7%
Gemalto NV (a)	25,400	1,072,170
ING Groep NV (Certificaten Van Aandelen) unit (a)	36,600	476,267
Koninklijke Ahold NV	61,333	774,384
Koninklijke KPN NV	50,100	910,499
TOTAL NETHERLANDS		3,233,320
Norway - 1.0%
DnB NOR ASA (a)(c)	112,000	1,289,953
Orkla ASA (A Shares)	62,150	577,423
TOTAL NORWAY		1,867,376
Philippines - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR	13,600	724,880
Portugal - 0.3%
Energias de Portugal SA	146,481	648,171
Russia - 0.3%
OAO Gazprom sponsored ADR	21,900	517,497
Singapore - 1.4%
DBS Group Holdings Ltd.	182,000	1,666,262
United Overseas Bank Ltd.	78,000	934,742
TOTAL SINGAPORE		2,601,004
Common Stocks - continued
	Shares	Value
South Africa - 1.5%
Impala Platinum Holdings Ltd.	75,100	$ 1,675,511
MTN Group Ltd.	74,100	1,114,464
TOTAL SOUTH AFRICA		2,789,975
Spain - 3.7%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (c)	38,816	690,925
Banco Santander SA	45,600	733,758
Banco Santander SA sponsored ADR (c)	103,500	1,662,210
Iberdrola SA	121,100	1,101,305
Telefonica SA sponsored ADR	33,600	2,820,048
TOTAL SPAIN		7,008,246
Sweden - 0.5%
Telefonaktiebolaget LM Ericsson (B Shares)	85,435	892,554
Switzerland - 5.9%
EFG International	23,798	397,754
Nestle SA (Reg.)	16,379	763,321
Roche Holding AG (participation certificate)	28,353	4,550,959
Transocean Ltd. (a)	24,339	2,042,285
Zurich Financial Services AG (Reg.)	15,415	3,543,903
TOTAL SWITZERLAND		11,298,222
Taiwan - 0.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	178,100	694,980
Taiwan Semiconductor Manufacturing Co. Ltd.	294,464	532,161
TOTAL TAIWAN		1,227,141
Thailand - 0.2%
Siam Commercial Bank PCL (For. Reg.)	146,500	332,737
United Kingdom - 16.8%
Aberdeen Asset Management PLC	228,700	496,384
Aegis Group PLC	342,500	618,548
Anglo American PLC (United Kingdom) (a)	50,817	1,848,004
BAE Systems PLC	175,400	905,671
BP PLC sponsored ADR	41,200	2,332,744
Centrica PLC	233,225	950,763
easyJet PLC (a)	169,400	1,001,513
HSBC Holdings PLC:
(United Kingdom) (Reg.)	123,639	1,366,681
sponsored ADR	20,100	1,113,339
Imperial Tobacco Group PLC	6,300	186,180
International Power PLC	66,777	278,472
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Man Group PLC	534,800	$ 2,721,907
Misys PLC	270,600	920,085
National Grid PLC	64,100	638,277
Prudential PLC	313,428	2,863,672
Rio Tinto PLC (Reg.)	39,802	1,760,228
Royal Dutch Shell PLC Class A sponsored ADR	83,900	4,984,499
Standard Chartered PLC (United Kingdom)	23,960	590,260
Vodafone Group PLC	372,400	820,981
Vodafone Group PLC sponsored ADR	214,312	4,755,583
Wolseley PLC (a)	48,662	989,079
TOTAL UNITED KINGDOM		32,142,870
TOTAL COMMON STOCKS (Cost $210,918,561)		187,577,905
Nonconvertible Preferred Stocks - 1.0%

Italy - 1.0%
Fiat SpA (Risparmio Shares)	64,000	612,165
Telecom Italia SpA (Risparmio Shares)	1,172,100	1,294,465
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,184,296)		1,906,630
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.20% (d)	2,181,733	2,181,733
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	6,121,825	6,121,825
TOTAL MONEY MARKET FUNDS (Cost $8,303,558)		8,303,558
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $221,406,415)		197,788,093
NET OTHER ASSETS - (3.4)%		(6,491,988)
NET ASSETS - 100%		$ 191,296,105
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,610
Fidelity Securities Lending Cash Central Fund	187,472
Total	$ 197,082
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 35,770,735	$ 730,125	$ 35,040,610	$ -
United Kingdom	32,142,870	28,194,980	3,947,890	-
France	22,594,600	21,802,382	792,218	-
Germany	19,561,042	19,561,042	-	-
Switzerland	11,298,222	11,298,222	-	-
Italy	10,670,344	10,670,344	-	-
Spain	7,008,246	6,274,488	733,758	-
Hong Kong	6,655,402	-	6,655,402	-
Canada	5,676,663	5,676,663	-	-
Other	38,106,411	22,944,637	15,161,774	-
Money Market Funds	8,303,558	8,303,558	-	-
Total Investments in Securities:	$ 197,788,093	$ 135,456,441	$ 62,331,652	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $82,466,040 of which $17,089,067 and $65,376,973 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $5,664,504) - See accompanying schedule: Unaffiliated issuers (cost $213,102,857)	$ 189,484,535
Fidelity Central Funds (cost $8,303,558)	8,303,558
Total Investments (cost $221,406,415)		$ 197,788,093
Foreign currency held at value (cost $7,282)		7,318
Receivable for investments sold		218,936
Receivable for fund shares sold		87,156
Dividends receivable		616,248
Distributions receivable from Fidelity Central Funds		4,238
Prepaid expenses		1,110
Other receivables		28,399
Total assets		198,751,498

Liabilities
Payable for investments purchased	$ 909,861
Payable for fund shares redeemed	198,469
Accrued management fee	108,658
Distribution fees payable	4,736
Other affiliated payables	53,796
Other payables and accrued expenses	58,048
Collateral on securities loaned, at value	6,121,825
Total liabilities		7,455,393

Net Assets		$ 191,296,105
Net Assets consist of:
Paid in capital		$ 295,648,178
Undistributed net investment income		2,751,072
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,510,096)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(23,593,049)
Net Assets		$ 191,296,105

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,455,755 ÷ 575,116 shares)	$ 7.75

Maximum offering price per share (100/94.25 of $7.75)	$ 8.22
Class T: Net Asset Value and redemption price per share ($2,394,811 ÷ 309,718 shares)	$ 7.73

Maximum offering price per share (100/96.50 of $7.73)	$ 8.01
Class B: Net Asset Value and offering price per share ($1,076,120 ÷ 138,998 shares)A	$ 7.74

Class C: Net Asset Value and offering price per share ($2,108,384 ÷ 272,584 shares)A	$ 7.73

International Value: Net Asset Value, offering price and redemption price per share ($180,447,305 ÷ 23,291,247 shares)	$ 7.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($813,730 ÷ 104,811 shares)	$ 7.76
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 5,470,395
Interest		235
Income from Fidelity Central Funds		197,082
		5,667,712
Less foreign taxes withheld		(603,391)
Total income		5,064,321

Expenses
Management fee Basic fee	$ 1,135,265
Performance adjustment	(192,417)
Transfer agent fees	488,006
Distribution fees	44,397
Accounting and security lending fees	83,487
Custodian fees and expenses	49,716
Independent trustees' compensation	1,147
Registration fees	68,839
Audit	65,471
Legal	841
Miscellaneous	3,010
Total expenses before reductions	1,747,762
Expense reductions	(20,628)	1,727,134
Net investment income (loss)		3,337,187
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(62,059,235)
Foreign currency transactions	(55,643)
Total net realized gain (loss)		(62,114,878)
Change in net unrealized appreciation (depreciation) on: Investment securities	101,631,873
Assets and liabilities in foreign currencies	7,207
Total change in net unrealized appreciation (depreciation)		101,639,080
Net gain (loss)		39,524,202
Net increase (decrease) in net assets resulting from operations		$ 42,861,389

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,337,187	$ 7,306,482
Net realized gain (loss)	(62,114,878)	(21,258,353)
Change in net unrealized appreciation (depreciation)	101,639,080	(181,063,041)
Net increase (decrease) in net assets resulting from operations	42,861,389	(195,014,912)
Distributions to shareholders from net investment income	(3,076,516)	(5,562,901)
Distributions to shareholders from net realized gain	-	(18,717,865)
Total distributions	(3,076,516)	(24,280,766)
Share transactions - net increase (decrease)	(17,980,610)	(16,138,151)
Redemption fees	6,134	26,598
Total increase (decrease) in net assets	21,810,397	(235,407,231)

Net Assets
Beginning of period	169,485,708	404,892,939
End of period (including undistributed net investment income of $2,751,072 and undistributed net investment income of $5,906,440, respectively)	$ 191,296,105	$ 169,485,708

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.93	$ 13.02	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.21	.18	.06 H
Net realized and unrealized gain (loss)	1.78	(6.53)	2.29	.54
Total from investment operations	1.90	(6.32)	2.47	.60
Distributions from net investment income	(.08)	(.15)	(.03)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.08)	(.77)	(.05)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.75	$ 5.93	$ 13.02	$ 10.60
Total Return B,C,D	32.71%	(51.50)%	23.43%	6.00%
Ratios to Average Net Assets F,J
Expenses before reductions	1.34%	1.42%	1.38%	1.75% A
Expenses net of fee waivers, if any	1.34%	1.42%	1.38%	1.50% A
Expenses net of all reductions	1.32%	1.41%	1.37%	1.46% A
Net investment income (loss)	1.86%	2.05%	1.49%	1.29% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,456	$ 2,854	$ 6,052	$ 1,537
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.91	$ 12.99	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10	.18	.15	.05 H
Net realized and unrealized gain (loss)	1.77	(6.50)	2.29	.54
Total from investment operations	1.87	(6.32)	2.44	.59
Distributions from net investment income	(.05)	(.14)	(.02)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.05)	(.76)	(.04)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.73	$ 5.91	$ 12.99	$ 10.59
Total Return B,C,D	32.14%	(51.60)%	23.13%	5.90%
Ratios to Average Net Assets F,J
Expenses before reductions	1.60%	1.67%	1.60%	2.01% A
Expenses net of fee waivers, if any	1.60%	1.67%	1.60%	1.75% A
Expenses net of all reductions	1.59%	1.66%	1.58%	1.71% A
Net investment income (loss)	1.59%	1.80%	1.27%	1.04% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,395	$ 2,087	$ 5,081	$ 1,789
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.88	$ 12.93	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	1.79	(6.48)	2.29	.54
Total from investment operations	1.86	(6.35)	2.38	.56
Distributions from net investment income	-	(.08)	-	-
Distributions from net realized gain	-	(.62)	(.01)	-
Total distributions	-	(.70)	(.01)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.74	$ 5.88	$ 12.93	$ 10.56
Total Return B,C,D	31.63%	(51.85)%	22.59%	5.60%
Ratios to Average Net Assets F,J
Expenses before reductions	2.08%	2.18%	2.10%	2.50% A
Expenses net of fee waivers, if any	2.08%	2.18%	2.10%	2.25% A
Expenses net of all reductions	2.07%	2.17%	2.08%	2.21% A
Net investment income (loss)	1.11%	1.29%	.77%	.54% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,076	$ 931	$ 2,651	$ 1,304
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.88	$ 12.92	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	1.78	(6.47)	2.29	.54
Total from investment operations	1.85	(6.34)	2.38	.56
Distributions from net investment income	-	(.08)	-	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	-	(.70)	(.02)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.73	$ 5.88	$ 12.92	$ 10.56
Total Return B,C,D	31.46%	(51.80)%	22.56%	5.60%
Ratios to Average Net Assets F,J
Expenses before reductions	2.08%	2.17%	2.07%	2.47% A
Expenses net of fee waivers, if any	2.08%	2.17%	2.07%	2.25% A
Expenses net of all reductions	2.06%	2.16%	2.05%	2.21% A
Net investment income (loss)	1.12%	1.30%	.80%	.54% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,108	$ 1,784	$ 5,996	$ 2,183
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,

2009

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.95	$ 13.06	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.24	.22	.07 G
Net realized and unrealized gain (loss)	1.78	(6.54)	2.29	.54
Total from investment operations	1.91	(6.30)	2.51	.61
Distributions from net investment income	(.11)	(.19)	(.04)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.11)	(.81)	(.06)	-
Redemption fees added to paid in capital D,J	-	-	-	-
Net asset value, end of period	$ 7.75	$ 5.95	$ 13.06	$ 10.61
Total Return B,C	33.09%	(51.34)%	23.81%	6.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.07%	1.10%	1.03%	1.50% A
Expenses net of fee waivers, if any	1.07%	1.10%	1.03%	1.25% A
Expenses net of all reductions	1.06%	1.09%	1.02%	1.21% A
Net investment income (loss)	2.12%	2.37%	1.84%	1.54% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 180,447	$ 160,777	$ 381,148	$ 221,130
Portfolio turnover rate F	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.96	$ 13.07	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.25	.22	.07 G
Net realized and unrealized gain (loss)	1.78	(6.54)	2.30	.54
Total from investment operations	1.92	(6.29)	2.52	.61
Distributions from net investment income	(.12)	(.20)	(.04)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.12)	(.82)	(.06)	-
Redemption fees added to paid in capital D,J	-	-	-	-
Net asset value, end of period	$ 7.76	$ 5.96	$ 13.07	$ 10.61
Total Return B,C	33.06%	(51.27)%	23.91%	6.10%
Ratios to Average Net Assets E,I
Expenses before reductions	.93%	1.02%	.98%	1.38% A
Expenses net of fee waivers, if any	.93%	1.02%	.98%	1.25% A
Expenses net of all reductions	.92%	1.01%	.96%	1.21% A
Net investment income (loss)	2.26%	2.45%	1.89%	1.54% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 814	$ 1,052	$ 3,965	$ 3,064
Portfolio turnover rate F	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,518,142
Gross unrealized depreciation	(40,272,380)
Net unrealized appreciation (depreciation)	$ (24,754,238)

Tax Cost	$ 222,542,331

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,842,930
Capital loss carryforward	$ (82,466,040)
Net unrealized appreciation (depreciation)	$ (24,728,965)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 3,076,516	$ 14,016,131
Long-term Capital Gains	-	10,264,635
Total	$ 3,076,516	$ 24,280,766

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $73,603,584 and $91,885,079, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 8,145	$ 303
Class T	.25%	.25%	9,778	6
Class B	.75%	.25%	8,672	6,629
Class C	.75%	.25%	17,802	3,935
			$ 44,397	$ 10,873

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,431
Class T	590
Class B*	1,597
Class C*	659
$ 5,277

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,565.32
Class T	6,628.34
Class B	2,799.32
Class C	5,648.32
International Value	461,107.31
Institutional Class	1,259.17
	$ 488,006

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $517 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $827 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $187,472.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,628 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 38,784	$ 71,381
Class T	19,023	53,705
Class B	-	15,783
Class C	-	37,642
International Value	3,001,128	5,325,187
Institutional Class	17,581	59,203
Total	$ 3,076,516	$ 5,562,901
From net realized gain
Class A	$ -	$ 297,020
Class T	-	246,645
Class B	-	128,753
Class C	-	295,420
International Value	-	17,561,793
Institutional Class	-	188,234
Total	$ -	$ 18,717,865

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	302,325	298,063	$ 1,876,749	$ 3,154,503
Reinvestment of distributions	6,730	30,184	35,265	357,686
Shares redeemed	(215,042)	(312,021)	(1,172,427)	(3,010,663)
Net increase (decrease)	94,013	16,226	$ 739,587	$ 501,526
Class T
Shares sold	72,122	169,412	$ 432,831	$ 1,740,848
Reinvestment of distributions	2,980	21,586	15,614	255,358
Shares redeemed	(118,669)	(228,991)	(709,124)	(2,152,407)
Net increase (decrease)	(43,567)	(37,993)	$ (260,679)	$ (156,201)
Class B
Shares sold	51,221	48,187	$ 307,508	$ 472,858
Reinvestment of distributions	-	10,866	-	128,544
Shares redeemed	(70,451)	(105,867)	(387,465)	(916,142)
Net increase (decrease)	(19,230)	(46,814)	$ (79,957)	$ (314,740)

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class C
Shares sold	108,573	114,256	$ 666,628	$ 1,072,554
Reinvestment of distributions	-	22,711	-	268,223
Shares redeemed	(139,651)	(297,329)	(850,584)	(2,692,615)
Net increase (decrease)	(31,078)	(160,362)	$ (183,956)	$ (1,351,838)
International Value
Shares sold	4,879,190	13,343,931	$ 32,198,500	$ 131,489,328
Reinvestment of distributions	550,070	1,810,134	2,876,866	21,468,187
Shares redeemed	(9,139,736)	(17,329,561)	(52,863,403)	(166,721,411)
Net increase (decrease)	(3,710,476)	(2,175,496)	$ (17,788,037)	$ (13,763,896)
Institutional Class
Shares sold	6,874	50,248	$ 36,272	$ 566,166
Reinvestment of distributions	572	6,826	2,992	80,952
Shares redeemed	(79,196)	(183,848)	(446,832)	(1,700,120)
Net increase (decrease)	(71,750)	(126,774)	$ (407,568)	$ (1,053,002)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr.  Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/09	12/04/09	$0.112	$0.005

Class T	12/07/09	12/04/09	$0.090	$0.005

Class B	12/07/09	12/04/09	$0.062	$0.005

Class C	12/07/09	12/04/09	$0.053	$0.005

Class A and Class T designate 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/08	$0.1010	$0.0201

Class T	12/08/08	$0.0740	$0.0201

Class B	12/08/08	$0.0000	$0.0000

Class C	12/08/08	$0.0000	$0.0000

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of Institutional Class (Class I) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Value (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Value (retail class) ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AFIV-UANN-1209
1.827496.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
International Value
Fund - Institutional Class

Annual Report

October 31, 2009

Institutional Class is
a class of Fidelity®
International Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a strong upswing in the global equity markets since last March, as signs of improvement in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2009	Past 1 year	Life of classA
Institutional Class	33.06%	-4.51%

A From May 18, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Value Fund - Institutional Class on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In the early months of the 12-month period ending October 31, 2009, international equity markets were engulfed by the global effects of the U.S. financial crisis. By the first quarter of 2009, however, the efforts of governments around the world to stimulate economic growth and normalize the credit markets began to gain traction and investors' appetite for risk returned, causing stocks to rally. Emerging markets performed the best among the global economies, as the MSCI® Emerging Markets (EM) Index soared 64.63% during the 12-month period, led by major country constituent Brazil's roughly 90% gain. Among developed equity markets, foreign stocks strongly outperformed their U.S. counterparts for the year overall, fueled largely by a depreciating U.S. dollar. The MSCI EAFE® Index (Europe, Australasia, Far East) gained 27.88%, outpacing the 9.80% return of the Standard & Poor's 500SM Index, a broad measure of U.S. stocks. Among countries with meaningful weightings in the EAFE index, Sweden, Australia, Hong Kong and Singapore were standouts, each returning more than 50%. However, Japan - representing the index's largest weighting - lagged other markets with its 14% return, hampered in part by lingering concerns about prospects for its economic recovery. The benchmark's second-largest component, the U.K., gained 23%.

Comments from George Stairs, Portfolio Manager of Fidelity Advisor International Value Fund: For the period, the fund's Institutional Class shares gained 33.06%, compared with 32.21% for the MSCI EAFE Value Index. The fund benefited from favorable stock selection in telecommunication services, materials and, within health care, equipment/services stocks but was hurt by security selection in industrials and financials, as well as by a small cash position. On a regional basis, strong stock performance in Canada as well as several emerging markets contributed, though security selection in Japan and underexposure to the robust Australian market and dollar were negatives. A big underweighting in poor-performing U.K. bank and index component HSBC Holdings was very helpful. So was a position in Hong Kong's Swire Pacific, whose businesses include real estate development. Swire benefited from a resurgent Chinese economy boosting business in Hong Kong. An out-of-benchmark stake in China-based Nine Dragons Paper further helped. On the negative side, Japanese leasing company ORIX was hampered in part by nervousness about the value of its real estate assets. Japanese natural gas utility Osaka Gas also underperformed, as did an underweighting in index component Banco Santander, Spain's biggest bank.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 to October 31, 2009
Class A	1.36%
Actual		$ 1,000.00	$ 1,324.80	$ 7.97
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.63%
Actual		$ 1,000.00	$ 1,323.60	$ 9.55
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.11%
Actual		$ 1,000.00	$ 1,320.80	$ 12.34
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 1,319.10	$ 12.33
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
International Value	1.07%
Actual		$ 1,000.00	$ 1,327.10	$ 6.28
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,328.80	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Japan 18.7%
United Kingdom 16.8%
France 11.8%
Germany 10.2%
Switzerland 5.9%
Italy 5.6%
Spain 3.7%
Hong Kong 3.5%
Canada 3.0%
Other 20.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Japan 20.2%
United Kingdom 15.3%
Germany 13.0%
France 9.3%
Switzerland 7.5%
Italy 5.8%
Canada 3.8%
Australia 2.7%
Hong Kong 2.5%
Other 19.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	97.8
Short-Term Investments and Net Other Assets	0.9	2.2
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
E.ON AG (Germany, Electric Utilities)	3.2	3.6
Toyota Motor Corp. (Japan, Automobiles)	2.9	3.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.9	3.1
AXA SA sponsored ADR (France, Insurance)	2.8	2.6
Munich Re Group (Reg.) (Germany, Insurance)	2.7	3.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.4	2.5
BNP Paribas SA (France, Commercial Banks)	2.4	2.0
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.1	3.1
Swire Pacific Ltd. (A Shares) (Hong Kong, Real Estate Management & Development)	2.1	1.7
	26.1
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.3	33.8
Consumer Discretionary	10.5	11.0
Energy	10.5	10.8
Industrials	8.3	10.3
Telecommunication Services	7.6	7.6
Utilities	7.0	6.8
Materials	6.6	6.6
Health Care	4.6	4.9
Information Technology	4.0	3.6
Consumer Staples	2.7	2.4

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 2.5%
AMP Ltd.	272,803	$ 1,436,950
Macquarie Group Ltd.	36,204	1,585,058
Macquarie Infrastructure Group unit	593,083	758,711
MAp Group:
unit	178,086	452,842
unit (a)	16,189	41,809
Wesfarmers Ltd.	20,099	501,370
TOTAL AUSTRALIA		4,776,740
Bailiwick of Jersey - 1.1%
Informa PLC	183,400	882,843
United Business Media Ltd.	76,900	584,053
WPP PLC	75,986	681,206
TOTAL BAILIWICK OF JERSEY		2,148,102
Bermuda - 0.9%
Seadrill Ltd. (a)(c)	80,900	1,689,743
Brazil - 0.9%
Banco Santander (Brasil) SA ADR (a)	75,400	894,244
Itau Unibanco Banco Multiplo SA ADR	22,033	421,712
Petroleo Brasileiro SA - Petrobras sponsored ADR	8,100	374,382
TOTAL BRAZIL		1,690,338
Canada - 3.0%
First Quantum Minerals Ltd.	6,400	437,483
Open Text Corp. (a)	26,500	988,687
Petrobank Energy & Resources Ltd. (a)	21,100	922,449
Power Corp. of Canada (sub. vtg.)	24,600	579,305
Suncor Energy, Inc.	27,400	908,905
Toronto-Dominion Bank	32,300	1,839,834
TOTAL CANADA		5,676,663
Cayman Islands - 0.5%
Chaoda Modern Agriculture (Holdings) Ltd.	1,309,952	1,012,156
China - 1.1%
China Merchants Bank Co. Ltd. (H Shares)	324,400	829,947
Industrial & Commercial Bank of China Ltd. (H Shares)	983,000	782,110
Nine Dragons Paper (Holdings) Ltd.	383,000	547,369
TOTAL CHINA		2,159,426
Common Stocks - continued
	Shares	Value
Denmark - 1.2%
Novo Nordisk AS Series B	11,892	$ 740,634
Vestas Wind Systems AS (a)	22,705	1,609,344
TOTAL DENMARK		2,349,978
Finland - 0.5%
Nokia Corp. sponsored ADR	76,000	958,360
France - 11.8%
Accor SA	10,064	483,906
AXA SA sponsored ADR	216,500	5,369,200
BNP Paribas SA	60,001	4,542,751
Compagnie de St. Gobain	18,383	900,950
Ipsos SA	18,329	562,367
Pernod Ricard SA	5,430	453,781
Sanofi-Aventis	6,400	469,102
Sanofi-Aventis sponsored ADR	47,700	1,761,084
Schneider Electric SA	6,417	670,543
Societe Generale Series A	23,640	1,578,654
Total SA:
Series B	5,400	323,116
sponsored ADR	42,200	2,534,954
Unibail-Rodamco	11,072	2,459,429
Vivendi	17,416	484,763
TOTAL FRANCE		22,594,600
Germany - 10.2%
Allianz AG sponsored ADR	214,200	2,431,170
BASF AG	16,700	896,983
Daimler AG	76,500	3,689,595
E.ON AG	161,801	6,211,983
GEA Group AG	11,600	219,008
GFK AG	9,117	288,715
Metro AG	13,300	739,024
Munich Re Group (Reg.)	32,100	5,084,564
TOTAL GERMANY		19,561,042
Greece - 0.5%
Hellenic Telecommunications Organization SA	61,294	1,037,268
Hong Kong - 3.5%
China Overseas Land & Investment Ltd.	272,038	586,504
China Resources Power Holdings Co. Ltd.	268,000	555,214
CNOOC Ltd.	260,000	389,395
Hutchison Whampoa Ltd.	119,000	835,269
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Swire Pacific Ltd. (A Shares)	320,300	$ 3,903,428
Techtronic Industries Co. Ltd.	480,000	385,592
TOTAL HONG KONG		6,655,402
India - 0.1%
Suzlon Energy Ltd. (a)	177,784	248,559
Indonesia - 0.2%
PT Bank Rakyat Indonesia Tbk	618,000	449,717
Ireland - 0.9%
CRH PLC sponsored ADR (c)	68,800	1,701,424
Italy - 4.6%
ENI SpA sponsored ADR	58,000	2,875,640
Intesa Sanpaolo SpA	901,481	3,813,901
UniCredit SpA	615,509	2,074,173
TOTAL ITALY		8,763,714
Japan - 18.7%
Credit Saison Co. Ltd.	47,600	532,150
Denso Corp.	39,800	1,087,526
East Japan Railway Co.	28,900	1,850,824
Honda Motor Co. Ltd.	27,400	846,342
Japan Retail Fund Investment Corp.	156	733,446
JSR Corp.	31,400	612,441
KDDI Corp.	101	536,086
Konica Minolta Holdings, Inc.	67,000	629,415
Miraca Holdings, Inc.	41,000	1,326,024
Mitsubishi Estate Co. Ltd.	25,000	377,644
Mitsubishi UFJ Financial Group, Inc.	541,400	2,883,875
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	137,500	730,125
Mitsui & Co. Ltd.	313,900	4,122,662
Nippon Electric Glass Co. Ltd.	31,000	333,822
Obic Co. Ltd.	3,880	656,099
ORIX Corp.	16,480	1,064,582
Osaka Gas Co. Ltd.	758,000	2,537,193
Promise Co. Ltd. (c)	87,950	559,078
Seven & i Holdings Co., Ltd.	35,700	781,597
Sumitomo Corp.	97,000	941,700
Sumitomo Metal Industries Ltd.	330,000	843,127
Sumitomo Mitsui Financial Group, Inc.	47,600	1,618,020
Tokio Marine Holdings, Inc.	9,100	232,703
Tokuyama Corp.	49,000	307,914
Tokyo Gas Co., Ltd.	128,000	507,092
Common Stocks - continued
	Shares	Value
Japan - continued
Toyota Motor Corp.	142,800	$ 5,637,622
USS Co. Ltd.	11,900	719,904
Xebio Co. Ltd.	40,800	923,163
Yamada Denki Co. Ltd.	30,170	1,838,559
TOTAL JAPAN		35,770,735
Korea (South) - 0.2%
Shinhan Financial Group Co. Ltd. (a)	9,155	346,076
Luxembourg - 1.0%
ArcelorMittal SA:
(Netherlands)	17,800	601,929
(NY Shares) Class A (c)	39,300	1,336,986
TOTAL LUXEMBOURG		1,938,915
Mexico - 0.4%
America Movil SAB de CV Series L sponsored ADR	10,700	472,191
Grupo Financiero Banorte SAB de CV Series O	91,600	292,763
TOTAL MEXICO		764,954
Netherlands - 1.7%
Gemalto NV (a)	25,400	1,072,170
ING Groep NV (Certificaten Van Aandelen) unit (a)	36,600	476,267
Koninklijke Ahold NV	61,333	774,384
Koninklijke KPN NV	50,100	910,499
TOTAL NETHERLANDS		3,233,320
Norway - 1.0%
DnB NOR ASA (a)(c)	112,000	1,289,953
Orkla ASA (A Shares)	62,150	577,423
TOTAL NORWAY		1,867,376
Philippines - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR	13,600	724,880
Portugal - 0.3%
Energias de Portugal SA	146,481	648,171
Russia - 0.3%
OAO Gazprom sponsored ADR	21,900	517,497
Singapore - 1.4%
DBS Group Holdings Ltd.	182,000	1,666,262
United Overseas Bank Ltd.	78,000	934,742
TOTAL SINGAPORE		2,601,004
Common Stocks - continued
	Shares	Value
South Africa - 1.5%
Impala Platinum Holdings Ltd.	75,100	$ 1,675,511
MTN Group Ltd.	74,100	1,114,464
TOTAL SOUTH AFRICA		2,789,975
Spain - 3.7%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (c)	38,816	690,925
Banco Santander SA	45,600	733,758
Banco Santander SA sponsored ADR (c)	103,500	1,662,210
Iberdrola SA	121,100	1,101,305
Telefonica SA sponsored ADR	33,600	2,820,048
TOTAL SPAIN		7,008,246
Sweden - 0.5%
Telefonaktiebolaget LM Ericsson (B Shares)	85,435	892,554
Switzerland - 5.9%
EFG International	23,798	397,754
Nestle SA (Reg.)	16,379	763,321
Roche Holding AG (participation certificate)	28,353	4,550,959
Transocean Ltd. (a)	24,339	2,042,285
Zurich Financial Services AG (Reg.)	15,415	3,543,903
TOTAL SWITZERLAND		11,298,222
Taiwan - 0.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	178,100	694,980
Taiwan Semiconductor Manufacturing Co. Ltd.	294,464	532,161
TOTAL TAIWAN		1,227,141
Thailand - 0.2%
Siam Commercial Bank PCL (For. Reg.)	146,500	332,737
United Kingdom - 16.8%
Aberdeen Asset Management PLC	228,700	496,384
Aegis Group PLC	342,500	618,548
Anglo American PLC (United Kingdom) (a)	50,817	1,848,004
BAE Systems PLC	175,400	905,671
BP PLC sponsored ADR	41,200	2,332,744
Centrica PLC	233,225	950,763
easyJet PLC (a)	169,400	1,001,513
HSBC Holdings PLC:
(United Kingdom) (Reg.)	123,639	1,366,681
sponsored ADR	20,100	1,113,339
Imperial Tobacco Group PLC	6,300	186,180
International Power PLC	66,777	278,472
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Man Group PLC	534,800	$ 2,721,907
Misys PLC	270,600	920,085
National Grid PLC	64,100	638,277
Prudential PLC	313,428	2,863,672
Rio Tinto PLC (Reg.)	39,802	1,760,228
Royal Dutch Shell PLC Class A sponsored ADR	83,900	4,984,499
Standard Chartered PLC (United Kingdom)	23,960	590,260
Vodafone Group PLC	372,400	820,981
Vodafone Group PLC sponsored ADR	214,312	4,755,583
Wolseley PLC (a)	48,662	989,079
TOTAL UNITED KINGDOM		32,142,870
TOTAL COMMON STOCKS (Cost $210,918,561)		187,577,905
Nonconvertible Preferred Stocks - 1.0%

Italy - 1.0%
Fiat SpA (Risparmio Shares)	64,000	612,165
Telecom Italia SpA (Risparmio Shares)	1,172,100	1,294,465
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,184,296)		1,906,630
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.20% (d)	2,181,733	2,181,733
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	6,121,825	6,121,825
TOTAL MONEY MARKET FUNDS (Cost $8,303,558)		8,303,558
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $221,406,415)		197,788,093
NET OTHER ASSETS - (3.4)%		(6,491,988)
NET ASSETS - 100%		$ 191,296,105
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,610
Fidelity Securities Lending Cash Central Fund	187,472
Total	$ 197,082
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 35,770,735	$ 730,125	$ 35,040,610	$ -
United Kingdom	32,142,870	28,194,980	3,947,890	-
France	22,594,600	21,802,382	792,218	-
Germany	19,561,042	19,561,042	-	-
Switzerland	11,298,222	11,298,222	-	-
Italy	10,670,344	10,670,344	-	-
Spain	7,008,246	6,274,488	733,758	-
Hong Kong	6,655,402	-	6,655,402	-
Canada	5,676,663	5,676,663	-	-
Other	38,106,411	22,944,637	15,161,774	-
Money Market Funds	8,303,558	8,303,558	-	-
Total Investments in Securities:	$ 197,788,093	$ 135,456,441	$ 62,331,652	$ -
Income Tax Information
At October 31, 2009, the fund had a capital loss carryforward of approximately $82,466,040 of which $17,089,067 and $65,376,973 will expire on October 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009

Assets
Investment in securities, at value (including securities loaned of $5,664,504) - See accompanying schedule: Unaffiliated issuers (cost $213,102,857)	$ 189,484,535
Fidelity Central Funds (cost $8,303,558)	8,303,558
Total Investments (cost $221,406,415)		$ 197,788,093
Foreign currency held at value (cost $7,282)		7,318
Receivable for investments sold		218,936
Receivable for fund shares sold		87,156
Dividends receivable		616,248
Distributions receivable from Fidelity Central Funds		4,238
Prepaid expenses		1,110
Other receivables		28,399
Total assets		198,751,498

Liabilities
Payable for investments purchased	$ 909,861
Payable for fund shares redeemed	198,469
Accrued management fee	108,658
Distribution fees payable	4,736
Other affiliated payables	53,796
Other payables and accrued expenses	58,048
Collateral on securities loaned, at value	6,121,825
Total liabilities		7,455,393

Net Assets		$ 191,296,105
Net Assets consist of:
Paid in capital		$ 295,648,178
Undistributed net investment income		2,751,072
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,510,096)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(23,593,049)
Net Assets		$ 191,296,105

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,455,755 ÷ 575,116 shares)	$ 7.75

Maximum offering price per share (100/94.25 of $7.75)	$ 8.22
Class T: Net Asset Value and redemption price per share ($2,394,811 ÷ 309,718 shares)	$ 7.73

Maximum offering price per share (100/96.50 of $7.73)	$ 8.01
Class B: Net Asset Value and offering price per share ($1,076,120 ÷ 138,998 shares)A	$ 7.74

Class C: Net Asset Value and offering price per share ($2,108,384 ÷ 272,584 shares)A	$ 7.73

International Value: Net Asset Value, offering price and redemption price per share ($180,447,305 ÷ 23,291,247 shares)	$ 7.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($813,730 ÷ 104,811 shares)	$ 7.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2009

Investment Income
Dividends		$ 5,470,395
Interest		235
Income from Fidelity Central Funds		197,082
		5,667,712
Less foreign taxes withheld		(603,391)
Total income		5,064,321

Expenses
Management fee Basic fee	$ 1,135,265
Performance adjustment	(192,417)
Transfer agent fees	488,006
Distribution fees	44,397
Accounting and security lending fees	83,487
Custodian fees and expenses	49,716
Independent trustees' compensation	1,147
Registration fees	68,839
Audit	65,471
Legal	841
Miscellaneous	3,010
Total expenses before reductions	1,747,762
Expense reductions	(20,628)	1,727,134
Net investment income (loss)		3,337,187
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(62,059,235)
Foreign currency transactions	(55,643)
Total net realized gain (loss)		(62,114,878)
Change in net unrealized appreciation (depreciation) on: Investment securities	101,631,873
Assets and liabilities in foreign currencies	7,207
Total change in net unrealized appreciation (depreciation)		101,639,080
Net gain (loss)		39,524,202
Net increase (decrease) in net assets resulting from operations		$ 42,861,389

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2009	Year ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,337,187	$ 7,306,482
Net realized gain (loss)	(62,114,878)	(21,258,353)
Change in net unrealized appreciation (depreciation)	101,639,080	(181,063,041)
Net increase (decrease) in net assets resulting from operations	42,861,389	(195,014,912)
Distributions to shareholders from net investment income	(3,076,516)	(5,562,901)
Distributions to shareholders from net realized gain	-	(18,717,865)
Total distributions	(3,076,516)	(24,280,766)
Share transactions - net increase (decrease)	(17,980,610)	(16,138,151)
Redemption fees	6,134	26,598
Total increase (decrease) in net assets	21,810,397	(235,407,231)

Net Assets
Beginning of period	169,485,708	404,892,939
End of period (including undistributed net investment income of $2,751,072 and undistributed net investment income of $5,906,440, respectively)	$ 191,296,105	$ 169,485,708

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.93	$ 13.02	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.21	.18	.06 H
Net realized and unrealized gain (loss)	1.78	(6.53)	2.29	.54
Total from investment operations	1.90	(6.32)	2.47	.60
Distributions from net investment income	(.08)	(.15)	(.03)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.08)	(.77)	(.05)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.75	$ 5.93	$ 13.02	$ 10.60
Total Return B,C,D	32.71%	(51.50)%	23.43%	6.00%
Ratios to Average Net Assets F,J
Expenses before reductions	1.34%	1.42%	1.38%	1.75% A
Expenses net of fee waivers, if any	1.34%	1.42%	1.38%	1.50% A
Expenses net of all reductions	1.32%	1.41%	1.37%	1.46% A
Net investment income (loss)	1.86%	2.05%	1.49%	1.29% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,456	$ 2,854	$ 6,052	$ 1,537
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.91	$ 12.99	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10	.18	.15	.05 H
Net realized and unrealized gain (loss)	1.77	(6.50)	2.29	.54
Total from investment operations	1.87	(6.32)	2.44	.59
Distributions from net investment income	(.05)	(.14)	(.02)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.05)	(.76)	(.04)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.73	$ 5.91	$ 12.99	$ 10.59
Total Return B,C,D	32.14%	(51.60)%	23.13%	5.90%
Ratios to Average Net Assets F,J
Expenses before reductions	1.60%	1.67%	1.60%	2.01% A
Expenses net of fee waivers, if any	1.60%	1.67%	1.60%	1.75% A
Expenses net of all reductions	1.59%	1.66%	1.58%	1.71% A
Net investment income (loss)	1.59%	1.80%	1.27%	1.04% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,395	$ 2,087	$ 5,081	$ 1,789
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.88	$ 12.93	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	1.79	(6.48)	2.29	.54
Total from investment operations	1.86	(6.35)	2.38	.56
Distributions from net investment income	-	(.08)	-	-
Distributions from net realized gain	-	(.62)	(.01)	-
Total distributions	-	(.70)	(.01)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.74	$ 5.88	$ 12.93	$ 10.56
Total Return B,C,D	31.63%	(51.85)%	22.59%	5.60%
Ratios to Average Net Assets F,J
Expenses before reductions	2.08%	2.18%	2.10%	2.50% A
Expenses net of fee waivers, if any	2.08%	2.18%	2.10%	2.25% A
Expenses net of all reductions	2.07%	2.17%	2.08%	2.21% A
Net investment income (loss)	1.11%	1.29%	.77%	.54% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,076	$ 931	$ 2,651	$ 1,304
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,

2009

2008

2007

2006 I

Selected Per-Share Data
Net asset value, beginning of period	$ 5.88	$ 12.92	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	1.78	(6.47)	2.29	.54
Total from investment operations	1.85	(6.34)	2.38	.56
Distributions from net investment income	-	(.08)	-	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	-	(.70)	(.02)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 7.73	$ 5.88	$ 12.92	$ 10.56
Total Return B,C,D	31.46%	(51.80)%	22.56%	5.60%
Ratios to Average Net Assets F,J
Expenses before reductions	2.08%	2.17%	2.07%	2.47% A
Expenses net of fee waivers, if any	2.08%	2.17%	2.07%	2.25% A
Expenses net of all reductions	2.06%	2.16%	2.05%	2.21% A
Net investment income (loss)	1.12%	1.30%	.80%	.54% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,108	$ 1,784	$ 5,996	$ 2,183
Portfolio turnover rate G	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,

2009

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.95	$ 13.06	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.24	.22	.07 G
Net realized and unrealized gain (loss)	1.78	(6.54)	2.29	.54
Total from investment operations	1.91	(6.30)	2.51	.61
Distributions from net investment income	(.11)	(.19)	(.04)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.11)	(.81)	(.06)	-
Redemption fees added to paid in capital D,J	-	-	-	-
Net asset value, end of period	$ 7.75	$ 5.95	$ 13.06	$ 10.61
Total Return B,C	33.09%	(51.34)%	23.81%	6.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.07%	1.10%	1.03%	1.50% A
Expenses net of fee waivers, if any	1.07%	1.10%	1.03%	1.25% A
Expenses net of all reductions	1.06%	1.09%	1.02%	1.21% A
Net investment income (loss)	2.12%	2.37%	1.84%	1.54% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 180,447	$ 160,777	$ 381,148	$ 221,130
Portfolio turnover rate F	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,

2009

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.96	$ 13.07	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.25	.22	.07 G
Net realized and unrealized gain (loss)	1.78	(6.54)	2.30	.54
Total from investment operations	1.92	(6.29)	2.52	.61
Distributions from net investment income	(.12)	(.20)	(.04)	-
Distributions from net realized gain	-	(.62)	(.02)	-
Total distributions	(.12)	(.82)	(.06)	-
Redemption fees added to paid in capital D,J	-	-	-	-
Net asset value, end of period	$ 7.76	$ 5.96	$ 13.07	$ 10.61
Total Return B,C	33.06%	(51.27)%	23.91%	6.10%
Ratios to Average Net Assets E,I
Expenses before reductions	.93%	1.02%	.98%	1.38% A
Expenses net of fee waivers, if any	.93%	1.02%	.98%	1.25% A
Expenses net of all reductions	.92%	1.01%	.96%	1.21% A
Net investment income (loss)	2.26%	2.45%	1.89%	1.54% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 814	$ 1,052	$ 3,965	$ 3,064
Portfolio turnover rate F	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,518,142
Gross unrealized depreciation	(40,272,380)
Net unrealized appreciation (depreciation)	$ (24,754,238)

Tax Cost	$ 222,542,331

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,842,930
Capital loss carryforward	$ (82,466,040)
Net unrealized appreciation (depreciation)	$ (24,728,965)

The tax character of distributions paid was as follows:

	October 31, 2009	October 31, 2008
Ordinary Income	$ 3,076,516	$ 14,016,131
Long-term Capital Gains	-	10,264,635
Total	$ 3,076,516	$ 24,280,766

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $73,603,584 and $91,885,079, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 8,145	$ 303
Class T	.25%	.25%	9,778	6
Class B	.75%	.25%	8,672	6,629
Class C	.75%	.25%	17,802	3,935
			$ 44,397	$ 10,873

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,431
Class T	590
Class B*	1,597
Class C*	659
$ 5,277

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,565.32
Class T	6,628.34
Class B	2,799.32
Class C	5,648.32
International Value	461,107.31
Institutional Class	1,259.17
	$ 488,006

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $517 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $827 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $187,472.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,628 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2009	2008
From net investment income
Class A	$ 38,784	$ 71,381
Class T	19,023	53,705
Class B	-	15,783
Class C	-	37,642
International Value	3,001,128	5,325,187
Institutional Class	17,581	59,203
Total	$ 3,076,516	$ 5,562,901
From net realized gain
Class A	$ -	$ 297,020
Class T	-	246,645
Class B	-	128,753
Class C	-	295,420
International Value	-	17,561,793
Institutional Class	-	188,234
Total	$ -	$ 18,717,865

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class A
Shares sold	302,325	298,063	$ 1,876,749	$ 3,154,503
Reinvestment of distributions	6,730	30,184	35,265	357,686
Shares redeemed	(215,042)	(312,021)	(1,172,427)	(3,010,663)
Net increase (decrease)	94,013	16,226	$ 739,587	$ 501,526
Class T
Shares sold	72,122	169,412	$ 432,831	$ 1,740,848
Reinvestment of distributions	2,980	21,586	15,614	255,358
Shares redeemed	(118,669)	(228,991)	(709,124)	(2,152,407)
Net increase (decrease)	(43,567)	(37,993)	$ (260,679)	$ (156,201)
Class B
Shares sold	51,221	48,187	$ 307,508	$ 472,858
Reinvestment of distributions	-	10,866	-	128,544
Shares redeemed	(70,451)	(105,867)	(387,465)	(916,142)
Net increase (decrease)	(19,230)	(46,814)	$ (79,957)	$ (314,740)

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended October 31,	2009	2008	2009	2008
Class C
Shares sold	108,573	114,256	$ 666,628	$ 1,072,554
Reinvestment of distributions	-	22,711	-	268,223
Shares redeemed	(139,651)	(297,329)	(850,584)	(2,692,615)
Net increase (decrease)	(31,078)	(160,362)	$ (183,956)	$ (1,351,838)
International Value
Shares sold	4,879,190	13,343,931	$ 32,198,500	$ 131,489,328
Reinvestment of distributions	550,070	1,810,134	2,876,866	21,468,187
Shares redeemed	(9,139,736)	(17,329,561)	(52,863,403)	(166,721,411)
Net increase (decrease)	(3,710,476)	(2,175,496)	$ (17,788,037)	$ (13,763,896)
Institutional Class
Shares sold	6,874	50,248	$ 36,272	$ 566,166
Reinvestment of distributions	572	6,826	2,992	80,952
Shares redeemed	(79,196)	(183,848)	(446,832)	(1,700,120)
Net increase (decrease)	(71,750)	(126,774)	$ (407,568)	$ (1,053,002)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr.  Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/09	12/04/09	$0.137	$0.005

Institutional Class designates 97% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/08/08	$0.1350	$0.0201

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2008, the total returns of Institutional Class (Class I) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the period shown. The Board also stated that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Fidelity International Value (retail class) through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Fidelity International Value (retail class) ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AFIVI-UANN-1209
1.827488.103

Fidelity®
Series Emerging Markets
Fund

Series Emerging Markets

Class F

Annual Report

October 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity® Series Emerging Markets Fund's cumulative total return and show you what would have happened if Fidelity Series Emerging Markets Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Series Emerging Markets, a class of the fund, on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets (EM) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging markets produced outsized gains, as investors' moods shifted from despair early in the period to optimism that the global recession might have ended. Reflecting the improving sentiment, the MSCI® Emerging Markets (EM) Index returned 64.63% for the year ending October 31, 2009. Of the three regions with the largest representation in the index - Europe/Middle East/Africa (EMEA), Latin America, and Asia ex Australia and New Zealand - Latin America had the strongest showing, at more than 77%, driven mainly by a return of over 92% for Brazil, whose major city, Rio de Janeiro, recently won the competition to host the 2016 Olympic games. Moreover, near period end Brazil's government debt earned an investment-grade rating from one of the major U.S. credit-rating agencies. Asian stocks also performed extremely well, returning almost 67%. A key driver in that case was China, whose return of roughly 102% came amid accelerating economic growth - from 6.1% in the first quarter of 2009 to 8.9% in the third quarter - and optimism fostered by the government's massive fiscal stimulus package. In the EMEA region, stocks returned about 47%, with key components South Africa and Russia finishing at roughly 62% and 45%, respectively.

Comments from Alicia Frank, Portfolio Manager of Fidelity® Series Emerging Markets Fund: From its inception on December 9, 2008, through October 31, 2009, the fund's Retail Class shares gained 64.35%, falling short of the 74.43% return of the MSCI EM index during the same period. Holding a modest cash position in a strong up market detracted the most from relative performance. Unrewarding stock selection in consumer staples and an overweighting in banks also hurt. On a country basis, stock picking and underweightings in Russia and South Korea hampered results. Among the biggest individual detractors were two banks, Sberbank (Savings Bank of the Russian Federation) and Industrial & Commercial Bank of China, and a position in Indian oil conglomerate Reliance Industries. In contrast, good security selection in materials and utilities aided performance. From a geographic standpoint, holdings in Canadian and U.S. resources stocks contributed, as did overweighted positions in Brazil and Grand Cayman-listed securities. Several out-of-index stocks aided results, including stakes in U.S.-based Freeport-McMoRan Copper & Gold and Baidu.com, China's largest Internet search engine.

Note to shareholders: Effective November 1, 2009, James Hayes, Jessamyn Larrabee and Carolina Pierry will join Alicia Frank as Co-Managers of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009) for Series Emerging Markets and for the entire period (June 26, 2009 to October 31, 2009) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the one-half year period (May 1, 2009 to October 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2009	Expenses Paid During Period
Series Emerging Markets	1.23%
Actual		$ 1,000.00	$ 1,402.40	$ 7.45B
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26C
Class F	.93%
Actual		$ 1,000.00	$ 1,179.00	$ 3.55B
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Series Emerging Markets and multiplied by 128/365 (to reflect the period June 26, 2009 to October 31, 2009) for Class F.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2009
Brazil 18.0%
Korea (South) 9.8%
China 9.6%
India 8.5%
Taiwan 7.6%
Hong Kong 7.0%
Russia 6.8%
South Africa 6.6%
Mexico 4.6%
Other 21.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2009
Brazil 14.3%
China 12.3%
Korea (South) 8.6%
South Africa 8.2%
India 8.0%
Hong Kong 6.1%
Taiwan 6.0%
Russia 5.6%
Mexico 4.2%
Other 26.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	97.7
Short-Term Investments and Net Other Assets	0.8	2.3
Top Ten Stocks as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	3.6	0.0
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.0	2.2
Petroleo Brasileiro SA - Petrobras sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	2.3	2.1
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	2.2	2.2
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	2.2	1.6
Itau Unibanco Banco Multiplo SA ADR (Brazil, Commercial Banks)	2.1	0.0
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.9	2.1
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.9	2.0
China Mobile (Hong Kong) Ltd. sponsored ADR (Hong Kong, Wireless Telecommunication Services)	1.8	2.7
Industrial & Commercial Bank of China Ltd. (China, Commercial Banks)	1.8	2.5
	22.8
Market Sectors as of October 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.6	21.6
Energy	14.8	15.6
Materials	14.1	13.6
Information Technology	13.5	11.3
Telecommunication Services	8.9	10.7
Industrials	7.5	7.7
Consumer Staples	5.8	5.2
Consumer Discretionary	5.1	5.5
Utilities	2.9	3.6
Health Care	2.0	2.9

Annual Report

Investments October 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Argentina - 0.2%
Banco Macro SA sponsored ADR	79,900	$ 2,335,477
Australia - 0.3%
Sino Gold Mining Ltd. (a)	429,082	2,518,045
Bailiwick of Jersey - 0.3%
Randgold Resources Ltd. sponsored ADR	41,300	2,755,123
Bermuda - 0.4%
Aquarius Platinum Ltd. (Australia)	837,604	3,642,269
Brazil - 18.0%
B2W Companhia Global Do Varejo	65,400	1,896,050
Banco ABC Brasil SA	77,800	439,094
Banco Santander (Brasil) SA ADR (a)	213,800	2,535,668
BM&F BOVESPA SA	676,500	4,359,684
Centrais Electricas Brasileiras SA (Electrobras) (PN-B)	356,200	4,530,366
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (c)	58,300	3,526,567
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (c)	222,000	7,361,520
Cosan SA Industria e Comercio (a)	334,600	3,543,203
Gerdau SA	392,300	4,488,329
Gerdau SA (PN)	99,100	1,493,927
Iguatemi Empresa de Shopping Centers SA	231,600	3,425,608
Itau Unibanco Banco Multiplo SA ADR	1,009,360	19,319,150
Natura Cosmeticos SA	230,800	4,148,948
Net Servicos de Comunicacao SA sponsored ADR	410,500	5,045,045
OGX Petroleo e Gas Participacoes SA	8,200	6,611,401
PDG Realty S.A. Empreendimentos e Participacoes	329,000	2,746,025
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	511,400	20,517,368
sponsored ADR	461,500	21,330,530
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	291,400	5,554,084
Tivit Terc de Tec E Servico SA	233,910	1,791,645
Vale SA (PN-A) sponsored ADR	1,432,400	33,088,439
Vivo Participacoes SA sponsored ADR	157,300	3,814,525
Votorantim Celulose e Papel SA sponsored ADR (a)(c)	305,425	4,196,540
TOTAL BRAZIL		165,763,716
Canada - 1.1%
Eldorado Gold Corp. (a)	228,200	2,541,527
First Quantum Minerals Ltd.	48,100	3,287,955
Common Stocks - continued
	Shares	Value
Canada - continued
Sherritt International Corp.	352,900	$ 2,261,741
Uranium One, Inc. (a)	818,200	2,319,688
TOTAL CANADA		10,410,911
Cayman Islands - 2.5%
China High Speed Transmission Equipment Group Co. Ltd.	147,000	294,815
China Shanshui Cement Group Ltd.	3,654,000	2,609,261
Eurasia Drilling Co. Ltd. GDR (Reg. S)	168,000	2,772,000
Hengan International Group Co. Ltd.	1,122,000	7,222,712
Hidili Industry International Development Ltd. (a)	2,928,000	2,996,436
Integra Group Holdings unit (a)	758,000	2,493,820
Xinao Gas Holdings Ltd.	2,008,000	4,298,008
TOTAL CAYMAN ISLANDS		22,687,052
China - 9.6%
Baidu.com, Inc. sponsored ADR (a)	7,800	2,947,776
China Construction Bank Corp. (H Shares)	20,201,000	17,416,371
China Merchants Bank Co. Ltd. (H Shares)	3,549,950	9,082,220
China Railway Construction Corp. Ltd. (H Shares)	2,837,500	3,761,282
China South Locomotive & Rolling Stock Corp. Ltd. (H Shares)	5,446,000	3,020,249
China Yurun Food Group Ltd.	2,870,000	5,898,864
Golden Eagle Retail Group Ltd. (H Shares)	1,506,000	2,590,268
Industrial & Commercial Bank of China Ltd. (H Shares)	20,897,000	16,626,395
NetEase.com, Inc. sponsored ADR (a)	45,200	1,745,624
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	1,081,000	9,473,999
Tencent Holdings Ltd.	442,000	7,696,560
Weichai Power Co. Ltd. (H Shares)	510,000	3,329,291
ZTE Corp. (H Shares)	799,060	4,427,875
TOTAL CHINA		88,016,774
Czech Republic - 0.5%
Ceske Energeticke Zavody AS	93,300	4,651,274
Egypt - 0.7%
Commercial International Bank Ltd.	258,600	2,690,895
Orascom Telecom Holding SAE	571,900	3,876,757
TOTAL EGYPT		6,567,652
Hong Kong - 7.0%
China Agri-Industries Holding Ltd.	6,027,000	5,781,059
China Mobile (Hong Kong) Ltd. sponsored ADR	358,000	16,729,340
China Overseas Land & Investment Ltd.	2,780,000	5,993,581
China Resources Power Holdings Co. Ltd.	3,045,600	6,309,551
Common Stocks - continued
	Shares	Value
Hong Kong - continued
CNOOC Ltd. sponsored ADR	73,000	$ 10,872,620
CNPC (Hong Kong) Ltd.	3,810,000	4,022,272
Cosco Pacific Ltd.	4,128,000	5,702,417
Hong Kong Exchange & Clearing Ltd.	115,300	2,029,633
Lenovo Group Ltd.	6,712,000	3,737,300
Sino-Ocean Land Holdings Ltd.	3,367,000	3,274,477
TOTAL HONG KONG		64,452,250
Hungary - 0.6%
OTP Bank Ltd. (a)	185,100	5,283,474
India - 8.5%
Bank of Baroda	380,143	4,107,657
Bharat Heavy Electricals Ltd.	101,949	4,771,988
Educomp Solutions Ltd.	86,145	1,451,816
Housing Development and Infrastructure Ltd. (a)	410,387	2,720,120
Housing Development Finance Corp. Ltd.	144,925	8,116,409
Indiabulls Real Estate Ltd. (a)	498,194	2,608,311
Infosys Technologies Ltd. sponsored ADR	211,500	9,729,000
Jain Irrigation Systems Ltd.	183,547	2,966,940
JSW Steel Ltd.	233,524	3,703,148
Pantaloon Retail India Ltd.	190,697	1,289,251
Power Finance Corp. Ltd.	510,690	2,384,919
Punj Lloyd Ltd.	779,985	3,316,800
Reliance Industries Ltd.	300,420	12,164,687
Shree Renuka Sugars Ltd.	740,000	2,912,072
Tata Consultancy Services Ltd.	343,198	4,566,683
Tata Power Co. Ltd.	215,350	6,059,212
Tata Steel Ltd.	322,611	3,191,233
Union Bank of India	378,029	2,095,309
TOTAL INDIA		78,155,555
Indonesia - 3.1%
PT Astra International Tbk	1,169,000	3,761,018
PT Bank Central Asia Tbk	8,227,000	3,874,107
PT Bank Rakyat Indonesia Tbk	4,546,500	3,308,475
PT Bumi Resources Tbk	15,946,500	3,838,920
PT Indocement Tunggal Prakarsa Tbk	3,206,000	3,650,565
PT International Nickel Indonesia Tbk (a)	7,251,000	3,004,884
PT Telkomunikasi Indonesia Tbk Series B	8,092,000	6,968,133
TOTAL INDONESIA		28,406,102
Common Stocks - continued
	Shares	Value
Ireland - 0.3%
Dragon Oil PLC (a)	471,400	$ 3,173,173
Israel - 0.9%
Teva Pharmaceutical Industries Ltd. sponsored ADR	155,900	7,869,832
Kazakhstan - 0.6%
JSC Halyk Bank of Kazakhstan unit (a)	448,600	3,050,480
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	109,100	2,580,215
TOTAL KAZAKHSTAN		5,630,695
Korea (South) - 9.8%
Doosan Heavy Industries & Construction Co. Ltd.	109,547	5,857,286
GS Engineering & Construction Corp.	75,306	6,579,540
Hana Financial Group, Inc.	121,240	3,582,510
Hynix Semiconductor, Inc. (a)	358,630	5,304,895
Hyundai Engineering & Construction Co. Ltd.	127,452	7,010,688
Hyundai Mobis	44,791	5,950,686
Industrial Bank of Korea (a)	277,840	3,353,599
KB Financial Group, Inc. (a)	166,170	7,963,459
KT&G Corp.	96,323	5,589,061
LG Innotek Co. Ltd.	27,671	2,490,168
Samsung Electronics Co. Ltd.	46,580	27,925,977
Shinhan Financial Group Co. Ltd. sponsored ADR (c)	115,700	8,752,705
TOTAL KOREA (SOUTH)		90,360,574
Luxembourg - 0.7%
ArcelorMittal SA (NY Shares) Class A (c)	95,000	3,231,900
Evraz Group SA GDR	115,900	2,825,642
TOTAL LUXEMBOURG		6,057,542
Malaysia - 1.0%
Bumiputra-Commerce Holdings Bhd	1,309,200	4,749,693
IJM Corp. Bhd	2,915,100	4,066,094
TOTAL MALAYSIA		8,815,787
Mexico - 4.6%
America Movil SAB de CV Series L sponsored ADR	400,300	17,665,239
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)(c)	362,700	3,162,744
Fomento Economico Mexicano SAB de CV sponsored ADR	119,800	5,188,538
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	100,100	2,551,549
Grupo Financiero Banorte SAB de CV Series O	1,359,100	4,343,817
Common Stocks - continued
	Shares	Value
Mexico - continued
Grupo Televisa SA de CV (CPO) sponsored ADR	281,600	$ 5,451,776
Telmex Internacional SAB de CV Series L ADR	312,300	4,203,558
TOTAL MEXICO		42,567,221
Nigeria - 0.3%
Guaranty Trust Bank PLC GDR (Reg. S)	461,300	2,860,060
Papua New Guinea - 0.3%
Oil Search Ltd.	480,494	2,491,187
Peru - 0.6%
Compania de Minas Buenaventura SA sponsored ADR	154,500	5,186,565
Philippines - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR	68,000	3,624,400
Poland - 0.4%
Bank Polska Kasa Opieki SA (a)	71,800	3,903,954
Russia - 6.8%
Magnit OJSC GDR (Reg. S)	167,100	2,222,430
Mechel Steel Group OAO sponsored ADR	277,100	4,755,036
OAO Gazprom sponsored ADR	851,200	20,113,856
OAO NOVATEK GDR	99,600	5,029,800
OAO Tatneft sponsored ADR	167,100	4,352,955
OJSC MMC Norilsk Nickel sponsored ADR (a)	485,900	6,229,238
OJSC Oil Company Rosneft GDR (Reg. S) (a)	894,300	6,841,395
Polymetal JSC GDR (Reg. S) (a)	375,400	3,314,782
Sberbank (Savings Bank of the Russian Federation) GDR	41,500	9,954,300
TOTAL RUSSIA		62,813,792
Singapore - 0.3%
Straits Asia Resources Ltd.	1,900,000	2,428,155
South Africa - 6.6%
African Bank Investments Ltd.	1,204,400	4,748,227
Aspen Pharmacare Holdings Ltd.	593,300	5,027,387
Bell Equipment Ltd. (a)	105,519	147,220
Blue Label Telecoms Ltd. (a)	3,133,900	2,246,380
Clicks Group Ltd.	944,674	2,986,681
Mr. Price Group Ltd.	638,300	2,933,116
MTN Group Ltd.	829,900	12,481,696
Murray & Roberts Holdings Ltd.	477,400	3,445,224
Mvelaphanda Resources Ltd. (a)	647,514	3,315,272
Naspers Ltd. Class N	183,400	6,677,286
Shoprite Holdings Ltd.	541,600	4,436,787
Common Stocks - continued
	Shares	Value
South Africa - continued
Standard Bank Group Ltd.	656,400	$ 8,250,685
Truworths International Ltd.	611,900	3,524,544
TOTAL SOUTH AFRICA		60,220,505
Taiwan - 7.6%
Acer, Inc.	2,255,980	5,297,782
Cathay Financial Holding Co. Ltd. (a)	1,484,000	2,535,352
China Steel Corp.	3,153,000	2,788,901
Epistar Corp.	943,000	2,735,757
Farglory Land Development Co. Ltd.	865,000	1,731,384
First Financial Holding Co. Ltd.	5,949,000	3,423,841
Formosa Epitaxy, Inc.	1,738,000	2,390,667
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,308,200	9,007,035
Largan Precision Co. Ltd.	272,880	3,113,576
MediaTek, Inc.	579,856	8,085,330
Taiwan Mobile Co. Ltd.	2,314,000	4,123,005
Taiwan Semiconductor Manufacturing Co. Ltd.	3,175,284	5,738,434
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	913,451	8,714,323
Wintek Corp. (a)	4,176,000	2,770,518
Wistron Corp.	2,150,000	3,585,798
Yuanta Financial Holding Co. Ltd.	5,480,000	3,602,892
TOTAL TAIWAN		69,644,595
Thailand - 0.9%
Advanced Info Service PCL (For. Reg.)	1,401,900	3,555,013
Siam Commercial Bank PCL (For. Reg.)	2,000,100	4,542,712
TOTAL THAILAND		8,097,725
Turkey - 1.5%
Asya Katilim Bankasi AS (a)	1,566,000	3,270,529
Turk Hava Yollari AO	1,222,000	3,429,890
Turkiye Garanti Bankasi AS	1,900,000	6,950,449
TOTAL TURKEY		13,650,868
United Arab Emirates - 0.4%
DP World Ltd.	6,955,153	3,442,801
United Kingdom - 1.4%
Hikma Pharmaceuticals PLC	603,798	4,681,983
Max Petroleum PLC (a)	4,161,500	1,212,742
Standard Chartered PLC (United Kingdom)	152	3,745
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Tullow Oil PLC	157,886	$ 3,076,909
Xstrata PLC	301,988	4,375,469
TOTAL UNITED KINGDOM		13,350,848
United States of America - 1.0%
Central European Distribution Corp. (a)	82,500	2,566,575
CTC Media, Inc. (a)	128,500	2,066,280
Freeport-McMoRan Copper & Gold, Inc.	58,100	4,262,216
TOTAL UNITED STATES OF AMERICA		8,895,071
TOTAL COMMON STOCKS (Cost $706,558,056)		910,731,024
Money Market Funds - 3.1%

Fidelity Cash Central Fund, 0.20% (d)	9,714,945	9,714,945
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	18,756,600	18,756,600
TOTAL MONEY MARKET FUNDS (Cost $28,471,545)		28,471,545
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $735,029,601)		939,202,569
NET OTHER ASSETS - (2.3)%		(21,071,104)
NET ASSETS - 100%		$ 918,131,465
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 73,127
Fidelity Securities Lending Cash Central Fund	33,325
Total	$ 106,452
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 165,763,716	$ 165,763,716	$ -	$ -
Korea (South)	90,360,574	8,752,705	81,607,869	-
China	88,016,774	4,693,400	83,323,374	-
India	78,155,555	9,729,000	68,426,555	-
Taiwan	69,644,595	8,714,323	60,930,272	-
Hong Kong	64,452,250	27,601,960	36,850,290	-
Russia	62,813,792	62,813,792	-	-
South Africa	60,220,505	60,220,505	-	-
Mexico	42,567,221	42,567,221	-	-
Other	188,736,042	114,915,540	73,820,502	-
Money Market Funds	28,471,545	28,471,545	-	-
Total Investments in Securities:	$ 939,202,569	$ 534,243,707	$ 404,958,862	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2009
Assets
Investment in securities, at value (including securities loaned of $17,397,980) - See accompanying schedule: Unaffiliated issuers (cost $706,558,056)	$ 910,731,024
Fidelity Central Funds (cost $28,471,545)	28,471,545
Total Investments (cost $735,029,601)		$ 939,202,569
Foreign currency held at value (cost $8,370,229)		8,358,441
Receivable for investments sold		2,356,169
Receivable for fund shares sold		551,894
Dividends receivable		1,087,442
Distributions receivable from Fidelity Central Funds		13,271
Prepaid expenses		5,040
Other receivables		327,498
Total assets		951,902,324

Liabilities
Payable to custodian bank	$ 185,394
Payable for investments purchased	10,515,184
Payable for fund shares redeemed	854,345
Accrued management fee	644,757
Other affiliated payables	223,546
Other payables and accrued expenses	2,591,033
Collateral on securities loaned, at value	18,756,600
Total liabilities		33,770,859

Net Assets		$ 918,131,465
Net Assets consist of:
Paid in capital		$ 626,552,349
Undistributed net investment income		5,088,289
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		84,554,981
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		201,935,846
Net Assets		$ 918,131,465

Series Emerging Markets: Net Asset Value, offering price and redemption price per share ($910,106,378 ÷ 55,545,368 shares)		$ 16.38

Class F: Net Asset Value, offering price and redemption price per share ($8,025,087 ÷ 489,225 shares)		$ 16.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

		For the period December 9, 2008 (commencement of operations) to October 31, 2009

Investment Income
Dividends		$ 11,185,484
Interest		942
Income from Fidelity Central Funds		106,452
		11,292,878
Less foreign taxes withheld		(1,116,879)
Total income		10,175,999

Expenses
Management fee	$ 3,604,385
Transfer agent fees	1,249,309
Accounting and security lending fees	217,698
Custodian fees and expenses	340,824
Independent trustees' compensation	2,338
Registration fees	13,478
Audit	58,193
Legal	78
Interest	773
Miscellaneous	1,613
Total expenses before reductions	5,488,689
Expense reductions	(540,356)	4,948,333
Net investment income (loss)		5,227,666
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,233,831)	86,512,449
Foreign currency transactions	(1,018,496)
Total net realized gain (loss)		85,493,953
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,243,621)	201,929,347
Assets and liabilities in foreign currencies	6,499
Total change in net unrealized appreciation (depreciation)		201,935,846
Net gain (loss)		287,429,799
Net increase (decrease) in net assets resulting from operations		$ 292,657,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period December 9, 2008 (commencement of operations) to October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,227,666
Net realized gain (loss)	85,493,953
Change in net unrealized appreciation (depreciation)	201,935,846
Net increase (decrease) in net assets resulting from operations	292,657,465
Distributions to shareholders from net investment income	(87,500)
Share transactions - net increase (decrease)	625,561,500
Total increase (decrease) in net assets	918,131,465

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $5,088,289)	$ 918,131,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Emerging Markets

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15
Net realized and unrealized gain (loss)	6.27
Total from investment operations	6.42
Distributions from investment income	(.04)
Net asset value, end of period	$ 16.38
Total Return B,C	64.35%
Ratios to Average Net Assets E,H
Expenses before reductions	1.21% A
Expenses net of fee waivers, if any	1.21% A
Expenses net of all reductions	1.09% A
Net investment income (loss)	1.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 910,106
Portfolio turnover rate F	109% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 9, 2008 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Year ended October 31,

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.91
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	2.47
Total from investment operations	2.49
Net asset value, end of period	$ 16.40
Total Return B,C	17.90%
Ratios to Average Net Assets E,H
Expenses before reductions	.93% A
Expenses net of fee waivers, if any	.93% A
Expenses net of all reductions	.82% A
Net investment income (loss)	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,025
Portfolio turnover rate F	109% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2009

1. Organization.

Fidelity Series Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by authorized intermediaries and mutual funds for which Fidelity Management and Research Company (FMR) or an affiliate serves as an investment manager and FMR investment professionals. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares and the existing class was designated Series Emerging Markets, on June 26, 2009. The Fund offers Series Emerging Markets and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 21, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of October 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 213,235,968
Gross unrealized depreciation	(16,605,675)
Net unrealized appreciation (depreciation)	$ 196,630,293

Tax Cost	$ 742,572,276

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 97,185,944
Net unrealized appreciation (depreciation)	$ 196,636,792

The tax character of distributions paid was as follows:

October 31, 2009
Ordinary Income	$ 87,500

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,120,852,191 and $502,045,142, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .80% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets*
Series Emerging Markets	$ 1,249,309.28

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,202,750.46%		$ 773

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,584 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $33,325.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $540,118 for the period. In addition,

Annual Report

8. Expense Reductions - continued

through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $238.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended October 31,	2009 A
From net investment income
Series Emerging Markets	$ 87,500

A Distributions for Series Emerging Markets are for the period December 9, 2008 (commencement of operations) to October 31, 2009.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Year ended October 31,	2009	2009
Series Emerging MarketsA
Shares sold	56,936,886	$ 638,934,301
Reinvestment of distributions	8,373	87,500
Shares redeemed	(1,399,891)	(21,868,415)
Net increase (decrease)	55,545,368	$ 617,153,386
Class F B
Shares sold	493,687	$ 8,485,905
Shares redeemed	(4,462)	(77,791)
Net increase (decrease)	489,225	$ 8,408,114

A For the period December 9, 2008 (commencement of operations) to October 31, 2009.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Emerging Markets Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2009, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 9, 2008 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Fund as of October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 9, 2008 (commencement of operations) to October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 223 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Series Emerging Markets or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Emerging Market Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Emerging Markets Fund	12/14/09	12/11/09	$0.087	$1.62
Class F	12/14/09	12/11/09	$0.101	$1.62

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

ILF-ANN-1209
1.873103.100

Item 2. Code of Ethics

As of the end of the period, October 31, 2009, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Capital Appreciation Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Total International Equity Fund, and Fidelity Worldwide Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2009 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$90,000	$-	$9,600	$-
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$46,000	$-	$5,800	$-
Fidelity Europe Capital Appreciation Fund	$43,000	$-	$5,600	$-
Fidelity International Capital Appreciation Fund	$49,000	$-	$6,600	$-
Fidelity International Small Cap Fund	$120,000	$-	$6,600	$-
Fidelity International Small Cap Opportunities Fund	$49,000	$-	$5,600	$-
Fidelity International Value Fund	$49,000	$-	$5,600	$-
Fidelity Series Emerging Markets Fund	$31,000	$-	$5,600	$-
Fidelity Total International Equity Fund	$59,000	$-	$6,400	$-
Fidelity Worldwide Fund	$50,000	$-	$5,600	$-

October 31, 2008 FeesA, B, C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$97,000	$-	$6,600	$-
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$41,000	$-	$5,800	$-
Fidelity Europe Capital Appreciation Fund	$43,000	$-	$5,600	$-
Fidelity International Capital Appreciation Fund	$49,000	$-	$6,600	$-
Fidelity International Small Cap Fund	$102,000	$-	$6,600	$-
Fidelity International Small Cap Opportunities Fund	$49,000	$-	$5,600	$-
Fidelity International Value Fund	$49,000	$-	$5,600	$-
Fidelity Series Emerging Markets Fund	$-	$-	$-	$-
Fidelity Total International Equity Fund	$46,000	$-	$6,200	$-
Fidelity Worldwide Fund	$50,000	$-	$5,600	$-

A Amounts may reflect rounding.

B Fidelity Series Emerging Markets Fund commenced operations on December 9, 2008.

C Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund commenced operations on May 8, 2008.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the "Funds"):

Services Billed by PwC

October 31, 2009 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$64,000	$-	$5,000	$3,600
Fidelity China Region Fund	$59,000	$-	$5,000	$2,400
Fidelity Emerging Markets Fund	$78,000	$-	$27,800	$3,400
Fidelity Europe Fund	$65,000	$-	$5,000	$3,400
Fidelity Global Commodity Stock Fund	$32,000	$-	$2,600	$1,100
Fidelity International Discovery Fund	$83,000	$-	$8,000	$7,500
Fidelity International Growth Fund	$51,000	$-	$5,000	$1,400
Fidelity Japan Fund	$62,000	$-	$5,000	$2,200
Fidelity Japan Smaller Companies Fund	$48,000	$-	$5,000	$1,700
Fidelity Latin America Fund	$63,000	$-	$5,000	$3,600
Fidelity Nordic Fund	$47,000	$-	$5,000	$1,600
Fidelity Overseas Fund	$73,000	$-	$5,200	$6,000
Fidelity Pacific Basin Fund	$59,000	$-	$8,400	$1,800
Fidelity Southeast Asia Fund	$64,000	$-	$7,800	$2,700

October 31, 2008 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$63,000	$-	$5,600	$5,100
Fidelity China Region Fund	$56,000	$-	$8,300	$2,500
Fidelity Emerging Markets Fund	$80,000	$-	$44,700	$5,500
Fidelity Europe Fund	$69,000	$-	$5,600	$4,900
Fidelity Global Commodity Stock Fund	$-	$-	$-	$-
Fidelity International Discovery Fund	$86,000	$-	$18,500	$11,200
Fidelity International Growth Fund	$37,000	$-	$2,700	$1,500
Fidelity Japan Fund	$58,000	$-	$5,600	$2,600
Fidelity Japan Smaller Companies Fund	$46,000	$-	$8,300	$1,900
Fidelity Latin America Fund	$79,000	$-	$5,600	$5,700
Fidelity Nordic Fund	$46,000	$-	$8,300	$2,000
Fidelity Overseas Fund	$76,000	$-	$5,600	$7,600
Fidelity Pacific Basin Fund	$56,000	$-	$39,700	$2,100
Fidelity Southeast Asia Fund	$76,000	$-	$12,800	$4,100

A Amounts may reflect rounding.

B Fidelity Global Commodity Stock Fund commenced operations on March 25, 2009.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2009A	October 31, 2008A
Audit-Related Fees	$685,000	$745,000
Tax Fees	$2,000	$-
All Other Fees	$215,000	$470,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	October 31, 2009A	October 31, 2008A
Audit-Related Fees	$2,825,000	$2,295,000B
Tax Fees	$2,000	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2009 A	October 31, 2008 A
PwC	$3,595,000	$3,335,000B
Deloitte Entities	$1,010,000	$1,440,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 29, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 29, 2009